Registration No. 333-73406

United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

☐ Pre-Effective Amendment No.	☒ Post-Effective Amendment No. 11

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 117 ☒

(Check appropriate box or boxes.)

Massachusetts Mutual Variable Annuity Separate Account 4

(Exact Name of Registrant)

Massachusetts Mutual Life Insurance Company

(Name of Depositor)

1295 State Street, Springfield, Massachusetts 01111

(Address of Depositor’s Principal Executive Offices)

Depositor’s Telephone Number, including Area Code (413) 788-8411

John E. Deitelbaum

Senior Vice President and Deputy General Counsel

Massachusetts Mutual Life Insurance Company

1295 State Street

Springfield, Massachusetts 01111

(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering:    Continuous.

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b) of Rule 485.

☒	on May 1, 2012 pursuant to paragraph (b) of Rule 485.

☐	60 days after filing pursuant to paragraph (a) of Rule 485.

☐	on pursuant to paragraph (a) of Rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Individual or Group Deferred Variable Annuity Contract

PART A

INFORMATION REQUIRED IN A PROSPECTUS

Massachusetts Mutual Life Insurance Company

Massachusetts Mutual Variable Annuity Separate Account 4

MassMutual Transitions® Variable Annuity

This prospectus describes an individual or group deferred variable annuity contract offered by Massachusetts Mutual Life Insurance Company. We no longer sell the contract. However, we continue to administer existing contracts. The contract provides for accumulation of contract value and annuity payments on a fixed and/or variable basis.

There are two versions of this contract available: (1) the Transitions Custom Plan and (2) the Transitions Package Plan. The Transitions Custom Plan allows contract owners to custom build their own contract by adding additional contract features to the standard Transitions Custom Plan contract. The Transitions Custom Plan also allows contract owners to change certain contract features at a later date. The Transitions Package Plan consists of three distinct packages of contract features called Transitions Package I, Transitions Package II and Transitions Package III. Please refer to page 4 of this prospectus for more detail regarding the Transitions Custom Plan and the Transitions Package Plan.

Certain contract features available under the Transitions Custom Plan involve payment of a credit. If you elect any of these contract features, your contract expenses may be higher than the expenses for a contract where these contract features have not been elected. The amount of the credits may be more than offset by the charges for these additional contract features.

You, the contract owner, have a number of investment choices in this contract. Subject to state availability, these investment choices include multiple fixed account options as well as the following funds which are offered through our separate account, Massachusetts Mutual Variable Annuity Separate Account 4.

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

•	Invesco V.I. Diversified Dividend Fund
•	Invesco V.I. Global Health Care Fund
•	Invesco V.I. Technology Fund

Fidelity® Variable Insurance Products

•	Fidelity® VIP Contrafund® Portfolio

ING Investors Trust

•	ING Clarion Global Real Estate Portfolio

MML Series Investment Fund

•	MML Aggressive Allocation Fund
•	MML Balanced Allocation Fund
•	MML Blue Chip Growth Fund
•	MML Conservative Allocation Fund
•	MML Equity Income Fund
•	MML Equity Index Fund
•	MML Focused Equity Fund
•	MML Foreign Fund
•	MML Fundamental Growth Fund
•	MML Fundamental Value Fund
•	MML Global Fund
•	MML Growth Allocation Fund
•	MML Growth & Income Fund
•	MML Income & Growth Fund
•	MML Large Cap Growth Fund
•	MML Large Cap Value Fund
•	MML Mid Cap Growth Fund
•	MML Mid Cap Value Fund
•	MML Moderate Allocation Fund
•	MML PIMCO Total Return Fund
•	MML Small Cap Growth Equity Fund
•	MML Small/Mid Cap Value Fund

MML Series Investment Fund II

•	MML Blend Fund
•	MML Equity Fund
•	MML High Yield Fund
•	MML Inflation-Protected and Income Fund
•	MML Managed Bond Fund
•	MML Money Market Fund
•	MML Short-Duration Bond Fund
•	MML Small/Mid Cap Equity Fund

Oppenheimer Variable Account Funds

•	Oppenheimer Balanced Fund/VA**
•	Oppenheimer Capital Appreciation Fund/VA
•	Oppenheimer Global Securities Fund/VA
•	Oppenheimer Global Strategic Income Fund/VA
•	Oppenheimer High Income Fund/VA**
•	Oppenheimer Main Street Fund®/VA
•	Oppenheimer Money Fund/VA*
•	Oppenheimer Small- & Mid-Cap Growth Fund/VA

Panorama Series Fund, Inc.

•	Oppenheimer International Growth Fund/VA

PIMCO Variable Insurance Trust

•	PIMCO VIT CommodityRealReturn® Strategy Portfolio

*	Unavailable in contracts issued on or after 1/19/2008.
**	Effective 5/1/2009 and after, you may not allocate any new money to this fund via purchase payments or transfers.

Please read this prospectus before investing. You should keep it for future reference. It contains important information about the contract.

To learn more about the contract, you can obtain a copy of the Statement of Additional Information (SAI), dated May 1, 2012. We filed the SAI with the Securities and Exchange Commission (SEC) and it is legally a part of this prospectus. The SEC maintains a website (http://www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding companies that file electronically with the SEC. The Table of Contents of the SAI is on page 75 of this prospectus. For a free copy of the SAI, or for general inquiries, call our Service Center at (800) 272-2216 or write to our Service Center using the following address: MassMutual Financial Group, Document Management Services – Annuities W360, P.O. Box 9067, Springfield, MA 01102-9067. (Overnight Mail Address: MassMutual Financial Group, Document Management Services – Annuities W360, 1295 State Street, Springfield, MA 01111-0111)

The contract:

•	is not a bank or credit union deposit or obligation.
•	is not FDIC or NCUA insured.
•	is not insured by any federal government agency.
•	is not guaranteed by any bank or credit union.
•	may go down in value.
•	provides guarantees that are subject to our financial strength and claims-paying ability.

The SEC has not approved the contract or determined that this prospectus is accurate or complete. Any representation that it has is a criminal offense.

May 1, 2012

Index of Special Terms

We have tried to make this prospectus as readable and understandable for you as possible. By the very nature of the contract, however, certain technical words or terms are unavoidable. We have identified the following as some of these words or terms. The page that is indicated here is where we believe you will find the best explanation for the word or term.

Page

Accumulation Phase	5

Accumulation Unit	30

Age	19

Annuitant	18

Annuity Date	42

Annuity Options	44

Annuity Payments	42

Annuity Unit Value	43

Claims-Paying Ability	74

Contract Anniversary	36

Free Withdrawals	39

Income Phase	42

Interest Rate Factor Adjustment	30

Non-Qualified	66

Purchase Payment	19

Qualified	66

Separate Account	23

Service Center	5

Tax Deferral	6

Window Period	29

Description of the Transitions Custom Plan and the Transitions Package Plan

There are two versions of this contract available: (1) the Transitions Custom Plan and (2) the Transitions Package Plan. The Transitions Custom Plan allows contract owners to custom build their own contract by adding additional contract features to the standard Transitions Custom Plan contract. The Transitions Custom Plan also allows contract owners to change certain contract features at a later date. The Transitions Package Plan consists of three distinct packages of contract features called Transitions Package I, Transitions Package II, and Transitions Package III. Both versions of this contract may not be available in all states.

You elect either the Transitions Custom Plan or the Transitions Package Plan at the time you purchase the contract. If you elect the Transitions Package Plan, you must also elect among Transitions Package I, II, or III at the time you purchase the contract. If you elect Transitions Package I, II, or III, you may transfer among those three packages beginning on your second contract anniversary and on any contract anniversary thereafter. However, you cannot transfer from Transitions Package I, II, or III to the Transitions Custom Plan. If you elect the Transitions Custom Plan, you cannot transfer to Transitions Package I, II, or III, but you can add or change certain features after we issue your contract.

As reflected in the Tables of Fees and Expenses, certain contract features can have a different cost under the Transitions Custom Plan, where they are purchased separately, than they will under the Transitions Package Plan, where they are purchased as part of a package of contract features. In fact, as illustrated in Table II on page 8, the maximum charges for a Transitions Custom Plan, with essentially the same features as a Transitions Package Plan, may be significantly higher than the maximum charges under the Transitions Package Plan. Please consult with a qualified financial professional when you are evaluating whether to elect the Transitions Custom Plan or the Transitions Package Plan.

We have provided further detail regarding the differences between the Transitions Custom Plan and the Transitions Package Plan on page 7 of the prospectus.

Contacting the Company

How to Contact Us.  You may contact us by calling your registered representative or the MassMutual Customer Service Center (our Service Center) at (800) 272-2216 Monday through Friday between 8 a.m. and 8 p.m. Eastern Time. You may also e-mail us by visiting www.massmutual.com/loginsc. Additionally, you may write to our Service Center using the following address: MassMutual Financial Group, Document Management Services – Annuities W360, P.O. Box 9067, Springfield, MA 01102-9067 or to our overnight mail address at MassMutual Financial Group, Document Management Services – Annuities W360, 1295 State Street, Springfield, MA 01111-0111.

Sending Forms and Written Requests in Good Order.  From time to time you may want to submit a written request for a withdrawal, a change of beneficiary, or some other action. We can only act upon your request if we receive it in “good order.” Contact our Service Center to learn what information we require for your request to be in “good order.” Generally, your request must include the information and/or documentation we need to complete the action without using our own discretion to carry it out. Additionally, some actions may require that you submit your request on our form. We may, in our sole discretion, determine whether any particular transaction request is in good order, and we reserve the right to change or waive any good order requirements at any time.

Overview

The following is intended as a summary. Please read each section of this prospectus for additional detail.

This annuity is a contract between “you,” the owner, and “us,” Massachusetts Mutual Life Insurance Company. The contract is intended for retirement savings or other long-term investment purposes. In exchange for your purchase payments, we agree to pay you an income when you choose to receive it. You select the income period beginning on a date you designate. According to your contract, this date must be at least 5 years (13 months for contracts issued in New York) from when you purchase the contract for both full and partial annuity payments.

The contract, like all deferred annuity contracts, has two phases—the accumulation phase and the income phase. Your contract is in the accumulation phase until you decide to begin receiving annuity payments. During the accumulation phase, you can apply purchase payments to your contract. Once you begin receiving annuity payments, your contract enters the income phase. Subject to certain restrictions, you may participate in both phases simultaneously if you apply a portion of your contract value to an annuity option.

We no longer sell the MassMutual Transitions contract. However, we continue to administer the contract and we continue to accept purchase payments to existing contracts subject to certain restrictions. See “Additional Purchase Payments.”

Contract Type.  The contract described in this prospectus is an individual or group deferred variable annuity. The contract provides for accumulation of contract value and annuity payments on a fixed and/or variable basis. There are two versions of this contract available, subject to state availability: (1) the Transitions Custom Plan and (2) the Transitions Package Plan. See “Description of Transitions Custom Plan and the Transitions Package Plan.”

The Prospectus and the Contract.  The prospectus and Statement of Additional Information (SAI) describe all material terms and features of your contract. Certain non-material provisions of your contract may be different than the general description in the prospectus and the SAI, and certain riders may not be available because of legal requirements in your state. See your contract for specific variations since any such state variation will be included in your contract or in riders or endorsements attached to your contract.

Annuity Options.  We make annuity payments based on the annuity option you elect. Subject to certain restrictions, you may elect among a number of features when you elect an annuity option. These features include but are not limited to: duration, number of payees, payments to beneficiaries, and whether payments will be variable and/or fixed payments. See “The Income Phase.”

Investment Choices.  The contract is called a variable annuity because you can choose to allocate your purchase payments among various investment choices. Subject to state availability, your choices include over forty funds and multiple fixed accounts. The amount of money you are able to accumulate in your contract during the accumulation phase depends upon the investment performance of the funds you select as well as the interest we credit on the fixed accounts. See “Investment Choices.”

Withdrawals.  Subject to certain restrictions, you may periodically make partial withdrawals of your contract value. If you make a full withdrawal of your contract value, all your rights under the contract will be terminated. Income taxes, tax penalties, a contingent deferred sales charge, and any applicable interest rate factor adjustment may apply to any withdrawal you request. See “Withdrawals,” “Expenses – Contingent Deferred Sales Charge,” “Appendix B – Long-Term Guarantee Fixed Account Interest Rate Factor Adjustment” and “Taxes.”

Transfers.  Subject to certain restrictions, you may periodically transfer contract value among available investment choices. See “Transfers and Transfer Programs.”

Death Benefit.  A beneficiary may receive a benefit in the event of your death prior to the income phase. Once the income phase commences, payments upon death may be available to beneficiaries depending on the annuity option elected. See “Death Benefit” and “Income Phase.”

Fees.  Your contract value will be subject to certain fees. These charges will be reflected in your contract value and may be reflected in any annuity payments you choose to receive from the contract. See “Expenses” and “Table of Fees and Expenses.”

Taxation.  The Internal Revenue Code of 1986, as amended, has certain rules that apply to the contract. These tax treatments apply to earnings from the contract, withdrawals, death benefits and annuity options. See “Taxes.”

Tax Deferral.  You are generally not taxed on contract earnings until you take money from your contract. This is known as tax deferral. Tax deferral is automatically provided by tax-qualified retirement plans. There is no additional tax deferral provided when a variable annuity contract is used to fund a tax-qualified retirement plan. Investors should only consider buying a variable annuity to fund a qualified plan for the annuity’s additional features such as lifetime income payments and death benefit protection.

Group Contracts.  We may issue the contract as an individual or group variable annuity contract. In those states where we issue a group contract, we issue certificates to individuals, and these individuals are considered participants. The certificate is subject to the terms of the group contract under which we issue the certificate. You may become a participant under the group contract by completing an application and having it forwarded to us along with an initial purchase payment. The certificate we issue indicates the participant’s rights and benefits under the group contract. Terms of the group contract are controlling.

The participant, as an owner, may exercise all rights and benefits of the certificate without the consent of the group contract owner. Unless we state otherwise, the owner of the certificate under a group contract and the owner of an individual contract have the same rights and benefits. As a result, the term “contract” means either an individual deferred variable annuity or a certificate issued under the group deferred variable annuity.

Right to Cancel Your Contract.  You have a right to examine your contract. If you change your mind about owning your contract, you can generally cancel it within 10 calendar days after receiving it. However, this time period may vary by state. See “Right to Cancel Your Contract.”

Our Claims-Paying Ability.  Any guarantees we make under the contract are subject to our financial strength and claims-paying ability. See “Other Information – Our Ability to Make Payments Under the Contract.”

Table I describes the differences between Transitions Packages I, II, and III and the Transitions Custom Plan. Table II provides a comparison of the charges for certain contract features available under both the Transitions Custom Plan and the Transitions Package Plan. Table III provides additional detail about the Transitions Custom Plan.

Please refer to “Description of the Transitions Custom Plan and the Transitions Package Plan” on page 4 of this prospectus for more detail on the differences between these two versions of the contract.

Table I – Transitions Custom Plan and Transitions Packages I, II, and III
Contract Feature*	Package I	Package II	Package III	Custom Plan
Total Separate Account Annual Expenses[1]	0.95%	1.30%	1.55%	0.95%
Death Benefit[2]	Basic Death Benefit	Basic Death Benefit with 5% Roll-up Feature[8]	Basic Death Benefit with Annual Ratchet Feature	A choice of six death benefits (a charge or credit may apply)
Earnings Enhancement Benefit[2]	Not Available	Not Available	Automatically added as a supplement to the Basic Death Benefit with Annual Ratchet Feature	Available as a supplement to any of the death benefit features for an additional charge
Free Withdrawals[3]	10% free withdrawal provision	10% free withdrawal provision	15%/cumulative to 30% free withdrawal provision	A choice of three free withdrawal features. (a charge may apply)
Nursing Home Waiver– Waiver of Contingent Deferred Sales Charge[4]	Not Available	Included	Included	Available for an additional charge
Contingent Deferred Sales Charge[5]	7 year contingent deferred sales charge schedule	7 year contingent deferred sales charge schedule	7 year contingent deferred sales charge schedule	Choice of three contingent deferred sales charge schedules (a credit or charge may apply)
Credit Features[6]	Case Size Credit; Electronic Document Delivery Credit	Case Size Credit; Electronic Document Delivery Credit	Case Size Credit; Electronic Document Delivery Credit	Case Size Credit; Electronic Document Delivery Credit; Persistency Credit
Guaranteed Minimum Income Benefit Feature[7]	Not Available	Not Available	Not Available	Available with an additional charge
Guaranteed Minimum Accumulation Benefit Feature[7]	Not Available	Not Available	Not Available	Available with an additional charge
Equalizer Benefit Feature[7]	Not Available	Not Available	Not Available	Available with an additional charge

*Certain contract features may not be available in all states.

1See “Table of Fees and Expenses” and “Expenses” for further explanation.

2See “Death Benefit” and “Additional Transitions Custom Plan Contract Features” for further explanation.

3See “Free Withdrawals” and “Additional Transactions Custom Plan Contract Features” for further explanation.

4See “Nursing Home Waiver Benefit” and “Additional Transitions Custom Plan Contract Features” for further explanation.

5See “Contingent Deferred Sales Charge” and “Additional Transitions Custom Plan Contract Features” for further explanation.

6See “Credit Features” for further explanation.

7See “Additional Transitions Custom Plan Contract Features” for further explanation.

8In certain states, the Package II Death Benefit may be the Basic Death Benefit with 3 Year Reset Feature.

Table II

There are potential cost differences between the Transitions Custom Plan and the Transitions Package Plan, even when contract features are selected under the Transitions Customs Plan to match the features of a Transitions Package Plan. The table illustrates the current and maximum charges you would incur if you elected contract features under the Transitions Custom Plan that match the contract features that are included under each of the Transitions Package Plans.

	Custom Plan		Package I
Contract Features1	Current	Maximum	Current	Maximum

Basic Death Benefit	—	—	—	—
10% Free Withdrawal	—	—	—	—

Total Separate Account Expenses	0.95%	1.75%	0.95%	1.75%
Total Charges	0.95%	1.75%	0.95%	1.75%

	Custom Plan		Package II
Contract Features1	Current	Maximum	Current	Maximum

Basic Death Benefit with 5% Roll-up Feature3	0.40%	0.50%-1.20%[2]	—	—
10% Free Withdrawal	—	—	—	—
Nursing Home Waiver	0.05%	0.10%	—	—
Total Separate Account Expenses	0.95%	1.75%	1.30%	1.75%
Total Charges	1.40%	2.35%-3.05%	1.30%	1.75%

	Custom Plan		Package III
Contract Features1	Current	Maximum	Current	Maximum

Basic Death Benefit with Annual Ratchet Feature	0.25%	0.35%-0.80%[2]	—	—
Earnings Enhancement Benefit	0.15%	0.45%	—	—
15% Cumulative to 30% Free Withdrawal	0.15%	0.15%	—	—
Nursing Home Waiver	0.05%	0.10%	—	—
Total Separate Account Expenses	0.95%	1.75%	1.55%	1.75%
Total Charges	1.55%	2.80%-3.25%	1.55%	1.75%

1Certain contract features may not be available in all states.

2The maximum charges for these contract features vary by age. Please see the “Table of Fees and Expenses for the Transitions Custom Plan” for further explanation.

3In certain states, the death benefit available under Transitions Package II may be the Basic Death Benefit with 3 Year Reset Feature. The total current and maximum charges under Transitions Package II in these states are 1.30% and 1.75%, respectively. The current charge for this death benefit feature under the Transitions Custom Plan is 0.10%. The maximum charge for this death benefit feature under the Transitions Custom Plan varies by age and is 0.20%-0.70%. The total current and maximum charges for a Transitions Custom Plan with contract features that match Transitions Package II contract features (as available in contracts issued in these states) are 1.10% and 2.05%-2.55%, respectively. Please see the “Table of Fees and Expenses for the Transitions Custom Plan” for further explanation of the maximum charges for this death benefit feature.

Please note that, at your option, you may select additional contract features under the Transitions Custom Plan, for additional charges, that are not available under the Transitions Package Plan. We also note that the persistency credit is automatically included in the Transitions Custom Plan and not in the Transitions Package Plan; the persistency credit is included in the price of the Transitions Custom Plan.

Table III – Transitions Custom Plan

Contract Feature**
Total Separate Account Annual Expenses[1]	0.95%
Death Benefit[2]

You automatically receive the Basic Death Benefit, unless you choose one of the following features.

Instead of the Basic Death Benefit, you can choose any one of the following:

•   Contract Value Death Benefit (credit)

•   Basic Death Benefit with 3 Year Reset Feature (charge)

•   Basic Death Benefit with 5% Roll-up Feature (charge)

•   Basic Death Benefit with Annual Ratchet Feature (charge)

•   Basic Death Benefit with Combination Feature (charge)

Earnings Enhancement Benefit[2]

Available, for an additional charge, if you add it to one of the following Death Benefits:

•   Contract Value Death Benefit

•   Basic Death Benefit

•   Basic Death Benefit with 3 Year Reset Feature

•   Basic Death Benefit with 5% Roll-up Feature

•   Basic Death Benefit with Annual Ratchet Feature

•   Basic Death Benefit with Combination Feature

Free Withdrawals*[3]

You automatically receive a 10% free withdrawal feature, unless you replace this with one of the following features:

Instead of the 10% free withdrawal feature, you can elect one of the following:

•   10%/20% Free Withdrawal Feature (charge)

•   15%/Cumulative to 30% Free Withdrawal Feature (charge)

Nursing Home Waiver – Waiver of Contingent Deferred Sales Charge*[4]	Available for an additional charge.
Contingent Deferred Sales Charge*[5]

You automatically receive the 7 year contingent deferred sales charge schedule.

Instead of the 7 year contingent deferred sales charge schedule, you may elect one of the following with a credit given or a charge assessed:

•   5 year contingent deferred sales charge schedule (charge)

•   9 year contingent deferred sales charge schedule (credit)

Credit Features[6]	• Case Size Credit • Electronic Document Delivery Credit • Persistency Credit
Guaranteed Minimum Income Benefit Feature[7]

You may elect, for an additional charge, one of the following Guaranteed Minimum Income Benefit features:

•   Return of Purchase Payment

•   3% Guaranteed Minimum Income Benefit

•   5% Guaranteed Minimum Income Benefit

Guaranteed Minimum Accumulation Benefit Feature[7]	You may elect, for an additional charge, one of the following Guaranteed Minimum Accumulation Benefit features: • Return of Purchase Payment • Two Times Return of Purchase Payment
Equalizer Benefit Feature*[7]	Available for an additional charge

*Contract features marked with an asterisk (*) under the Transitions Custom Plan are only available for selection at the time you purchase your contract.

**Certain contract features may not be available in all states.

1See “Table of Fees and Expenses” and “Expenses” for further explanation.

2See “Death Benefit” and “Additional Transitions Custom Plan Contract Features” for further explanation.

3See “Free Withdrawals” and “Additional Transitions Custom Plan Contract Features” for further explanation.

4See “Nursing Home Waiver Benefit” and “Additional Transitions Custom Plan Contract Features” for further explanation.

5See “Contingent Deferred Sales Charge” and “Additional Transitions Custom Plan Contract Features” for further explanation.

6See “Credit Features” for further explanation.

7See “Additional Transitions Custom Plan Contract Features” for further explanation.

Table of Fees and Expenses

Transitions Custom Plan

Standard Contract Expenses

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract.

I.  The first table describes the fees and expenses that you will pay at the time that you transfer the value between investment choices, or surrender the contract. We do not deduct a sales charge when we receive a purchase payment, but we may assess a contingent deferred sales charge as noted below. Premium taxes may also be deducted, but are not reflected below.

Owner Transaction Expenses

	Current	Maximum
Transfer Fee
During the Accumulation Phase	$0	12 free transfers per calendar year, thereafter, $20 per transfer.

Contingent Deferred Sales Charge (as a percentage of amount withdrawn or applied to an annuity option)
Standard	7%[1]	7%[1]
Optional Five Year (extra charge applies)	7%[1]	7%[1]
Optional Nine Year (credit provided)	8%[1]	8%[1]

1 Contingent Deferred Sales Charge Schedules

Standard
Contract Year	1	2	3	4	5	6	7	8 and later

Percentage	7%	7%	7%	6%	5%	4%	3%	0%
Optional Five Year (extra charge applies)
Contract Year	1	2	3	4	5	6 and later

Percentage	7%	7%	7%	6%	5%	0%
Optional Nine Year (credit provided)
Contract Year	1	2	3	4	5	6	7	8	9	10 and later

Percentage	8%	8%	7%	6%	5%	4%	3%	2%	1%	0%

II.  The next table describes fees and expenses you will pay periodically during the time you own the contract, not including fees and expenses deducted by the funds you select.

Periodic Contract Charges

	Current	Maximum
Annual Contract Maintenance Charge	$40[2]	$60

2 Currently waived if contract value is $100,000 or greater when we are to assess the charge.

Separate Account Annual Expenses (as a percentage of average account value in the separate account)
Mortality and Expense Risk Charge	0.80%	1.50%
Administrative Charge	0.15%	0.25%
Total Separate Account Annual Expenses	0.95%	1.75%

Additional Transitions Custom Plan Contract Owner Expenses:

For an additional charge, there are a number of additional contract features available to you if you elect the Transitions Custom Plan. You must elect these features when you apply for a contract unless otherwise stated. If you elect an additional feature after the time you apply for a contract, the effective date of your election must be on your contract anniversary date immediately following your election. If you elect an additional feature, it will replace the corresponding standard feature available under the Transitions Custom Plan. Certain contract features may not be available in all states.

If you elect one or more of the following additional features, we will deduct a corresponding charge for each feature you elect. Charges for the additional features are in addition to the standard contract expenses.

In the first contract year, we base all charges for additional contract features on your purchase payments received by us during that contract year. We will assess a charge for each additional contract feature upon our receipt of each purchase payment made to your contract during your first contract year.

At the end of your first contract year and at the end of every contract year thereafter, we will calculate the charge for each additional contract feature based on your contract value at that time and we will deduct the charge on each contract anniversary while the feature is in effect.

Five Year Contingent Deferred Sales Charge Feature

For an additional charge, you can elect to receive a five year contingent deferred sales charge schedule instead of the standard Transitions Custom Plan seven year contingent deferred sales charge schedule.

	Current Charge	Maximum Charge
FiveYear Contingent Deferred Sales Charge Feature	0.20%	0.20%

Additional Free Withdrawal Features

For an additional charge, you can elect one of the following free withdrawal features as a replacement for the standard Transitions Custom Plan 10% free withdrawal provision:

	Current Charge	Maximum Charge
1. 10%/20% Free Withdrawal Feature	0.25%	0.25%

	Current Charge	Maximum Charge
2. 15%/Cumulative to 30% Free Withdrawal Feature	0.15%	0.15%

Additional Death Benefit Features

For an additional charge, you can elect one of the following death benefit features as a replacement for the basic death benefit which is the standard death benefit for the Transitions Custom Plan:

	Current Charge	Maximum Charge Ages:
		18-60	61-70	71+
1. Basic Death Benefit with 3 Year Reset Feature	0.10%	0.20%	0.30%	0.70%

	Current Charge	Maximum Charge Ages:
		18-60	61-70	71+
2. Basic Death Benefit with 5% Roll-up Feature	0.40%	0.50%	0.75%	1.20%

	Current Charge	Maximum Charge Ages:
		18-60	61-70	71+
3. Basic Death Benefit with Annual Ratchet Feature	0.25%	0.35%	0.55%	0.80%

	Current Charge	Maximum Charge Ages:
		18-60	61-70	71+
4. Basic Death Benefit with Combination Feature	0.45%	0.50%	0.80%	1.25%

Earnings Enhancement Benefit Feature

For an additional charge, you can elect the earnings enhancement benefit to supplement any death benefit feature you have elected under the Transitions Custom Plan.

	Current Charge	Maximum Charge
1. Earnings Enhancement Benefit if added to the Basic Death Benefit	0.25%	0.45%

	Current Charge	Maximum Charge
2. Earnings Enhancement Benefit if added to the Contract Value Death Benefit	0.30%	0.45%

	Current Charge	Maximum Charge
3. Earnings Enhancement Benefit if added to the Basic Death Benefit with 3 Year Reset Feature	0.20%	0.45%

	Current Charge	Maximum Charge
4. Earnings Enhancement Benefit if added to the Basic Death Benefit with 5% Roll-Up Feature	0.15%	0.45%

	Current Charge	Maximum Charge
5. Earnings Enhancement Benefit if added to the Basic Death Benefit with Annual Ratchet Feature	0.15%	0.45%

	Current Charge	Maximum Charge
6. Earnings Enhancement Benefit if added to the Basic Death Benefit with Combination Feature	0.15%	0.45%

Guaranteed Minimum Income Benefits

For an additional charge, you can elect one of the following three guaranteed minimum income benefit options as an additional feature for a Transitions Custom Plan contract:

	Current Charge	Maximum Charge
1. Return of Purchase Payment Guaranteed Minimum Income Benefit	0.05%	0.20%

	Current Charge	Maximum Charge
2. 3% Guaranteed Minimum Income Benefit	0.20%	0.30%

	Current Charge	Maximum Charge
3. 5% Guaranteed Minimum Income Benefit	0.35%	0.55%

Guaranteed Minimum Accumulation Benefits

For an additional charge, you can elect one of the following two guaranteed minimum accumulation benefit options as an additional feature for a Transitions Custom Plan contract:

	Current Charge	Maximum Charge
1. Return of Purchase Payment Guaranteed Minimum Accumulation Benefit	0.35%	0.50%

	Current Charge	Maximum Charge
2. Two Times Return of Purchase Payment Guaranteed Minimum Accumulation Benefit	0.35%	0.50%

Nursing Home Waiver Benefit

For an additional charge, you can elect the nursing home waiver as an additional feature for a Transitions Custom Plan contract:

	Current Charge	Maximum Charge
NursingHome Waiver Feature	0.05%	0.10%

Equalizer Benefit

For an additional charge, you can elect the equalizer benefit as an additional feature for a Transitions Custom Plan contract:

	Current Charge	Maximum Charge
EqualizerBenefit Feature	0.50%	0.60%

Transitions Packages I, II & III

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract.

I.  The first table describes the fees and expenses that you will pay at the time that you transfer the value between investment choices, or surrender the contract. We do not deduct a sales charge when we receive a purchase payment, but we may assess a contingent deferred sales charge as noted below. Premium taxes may also be deducted, but are not reflected below.

Owner Transaction Expenses

	Current	Maximum
Transfer Fee
During the Accumulation Phase	$0	12 free transfers per calendar year, thereafter, $20 per transfer.

Contingent Deferred Sales Charge
(as a percentage of amount withdrawn or applied to an annuity option)	7%[1]	7%[1]

1 Contingent Deferred Sales Charge Schedule

Contract Year	1	2	3	4	5	6	7	8 and later

Percentage	7%	7%	7%	6%	5%	4%	3%	0%

II.  The next table describes fees and expenses you will pay periodically during the time you own the contract, not including fees and expenses deducted by the funds you select.

Periodic Contract Charges

	Current	Maximum
Annual Contract Maintenance Charge	$40[2]	$60

2 Currently waived if contract value is $100,000 or greater when we are to assess the charge.

Separate Account Annual Expenses (as a percentage of average account value in the separate account)
	Transitions Package I	Transitions Package I
Mortality and Expense Risk Charge	0.80%	1.50%
Administrative Charge	0.15%	0.25%
Total Separate Account Annual Expenses	0.95%	1.75%
	Transitions Package II	Transitions Package II
Mortality and Expense Risk Charge	1.15%	1.50%
Administrative Charge	0.15%	0.25%
Total Separate Account Annual Expenses	1.30%	1.75%
	Transitions Package III	Transitions Package III
Mortality and Expense Risk Charge	1.40%	1.50%
Administrative Charge	0.15%	0.25%
Total Separate Account Annual Expenses	1.55%	1.75%

Annual Fund Operating Expenses

While you own the contract, if your assets are invested in any of the sub-accounts, you will be subject to the fees and expenses charged by the fund in which that sub-account invests. The first table shows the lowest and highest total operating expenses charged by any of the funds, expressed as a percentage of average net assets, for the year ended December 31, 2011 (before any waivers or reimbursements). More detail concerning each fund’s fees and expenses that you may pay periodically during the time that you own the contract, is contained in the second table below and each fund prospectus. The fund expenses used to prepare the tables were provided to us by the funds. We have not independently verified such information. Current or future expenses may be greater or less than those shown.

Charge	Lowest	Highest
Total Annual Fund Operating Expenses that are deducted from fund assets, including management fees, distribution, and/or 12b-1 fees, and other expenses.	0.41%	1.22%

The following table provides more specific information about the total fund operating expenses of each fund. The fees and expenses reflected in this table are expressed as a percentage of average net assets for the year ended December 31, 2011 (before any waivers or reimbursements).

Investment Management Fees and Other Expenses

Fund Name	Management Fee	Other Expenses	12b-1 Fees	Acquired Fund Fees & Expenses		Total Annual Fund Operating Expenses
Fidelity® VIP Contrafund® Portfolio (Initial Class)	0.56%	0.09%	—	—		0.65%
ING Clarion Global Real Estate Portfolio (Class S)	0.79%	0.18%	0.25%	—		1.22%	[1]
Invesco V. I. Diversified Dividend Fund (Series I)[2]	0.52%	0.15%	—	—		0.67%	[3]
Invesco V. I. Global Health Care Fund (Series I)	0.75%	0.37%	—	—		1.12%	[4]
Invesco V. I. Technology Fund (Series I)	0.75%	0.37%	—	—		1.12%	[4]
MML Aggressive Allocation Fund (Initial Class)	0.10%	0.09%	—	0.82%	[5]	1.01%	[6]
MML Balanced Allocation Fund (Initial Class)	0.10%	0.03%	—	0.69%	[5]	0.82%
MML Blend Fund (Initial Class)	0.43%	0.06%	—	—		0.49%
MML Blue Chip Growth Fund (Initial Class)	0.75%	0.05%	—	—		0.80%
MML Conservative Allocation Fund (Initial Class)	0.10%	0.03%	—	0.66%	[5]	0.79%
MML Equity Fund (Initial Class)	0.40%	0.04%	—	—		0.44%
MML Equity Income Fund (Initial Class)	0.75%	0.04%	—	—		0.79%
MML Equity Index Fund (Class I)[7]	0.10%	0.34%	—	—		0.44%
MML Focused Equity Fund (Service Class I)	0.75%	0.17%	0.25%	0.03%	[5]	1.20%	[8]
MML Foreign Fund (Initial Class)	0.89%	0.09%	—	—		0.98%
MML Fundamental Growth Fund (Service Class I)	0.70%	0.17%	0.25%	—		1.12%	[9]
MML Fundamental Value Fund (Service Class I)	0.65%	0.16%	0.25%	—		1.06%	[10]
MML Global Fund (Class I)	0.60%	0.40%	—	—		1.00%	[11]
MML Growth & Income Fund (Initial Class)	0.50%	0.08%	—	—		0.58%
MML Growth Allocation Fund (Initial Class)	0.10%	0.02%	—	0.76%	[5]	0.88%
MML High Yield Fund (Service Class I)	0.60%	0.24%	0.25%	—		1.09%	[12]
MML Income & Growth Fund (Initial Class)	0.65%	0.09%	—	—		0.74%

Fund Name	Management Fee		Other Expenses		12b-1 Fees	Acquired Fund Fees & Expenses		Total Annual Fund Operating Expenses
MML Inflation-Protected and Income Fund (Initial Class)	0.55%		0.21%		—	—		0.76%
MML Large Cap Growth Fund (Initial Class)	0.65%		0.06%		—	—		0.71%
MML Large Cap Value Fund (Initial Class)	0.77%		0.05%		—	—		0.82%
MML Managed Bond Fund (Initial Class)	0.40%		0.01%		—	—		0.41%
MML Mid Cap Growth Fund (Initial Class)	0.77%		0.05%		—	—		0.82%
MML Mid Cap Value Fund (Initial Class)	0.84%		0.06%		—	0.01%	[5]	0.91%
MML Moderate Allocation Fund (Initial Class)	0.10%		0.02%		—	0.71%	[5]	0.83%
MML Money Market Fund (Initial Class)	0.48%	[13]	0.06%		—	—		0.54%
MML PIMCO Total Return Fund (Service Class I)	0.50%		0.20%		0.25%	—		0.95%	[14]
MML Short-Duration Bond Fund (Service Class I)	0.40%		0.15%		0.25%	—		0.80%	[15]
MML Small/Mid Cap Equity Fund (Initial Class)	0.64%		0.13%		—	0.06%	[5]	0.83%
MML Small Cap Growth Equity Fund (Initial Class)	1.07%		0.07%	[16]	—	—		1.14%
MML Small/Mid Cap Value Fund (Initial Class)	0.75%		0.06%		—	—		0.81%
Oppenheimer Balanced Fund/VA (Non-Service)**	0.75%		0.16%		—	0.02%		0.93%	[17]
Oppenheimer Capital Appreciation Fund/VA (Non-Service)	0.68%		0.12%		—	—		0.80%	[18]
Oppenheimer Global Securities Fund/VA (Non-Service)	0.63%		0.13%		—	—		0.76%	[19]
Oppenheimer Global Strategic Income Fund/VA (Non-Service)	0.58%	[20]	0.13%		—	0.07%		0.78%	[21]
Oppenheimer High Income Fund/VA (Non-Service)**	0.75%		0.23%		—	—		0.98%	[22]
Oppenheimer International Growth Fund/VA (Non-Service)	0.95%		0.14%		—	—		1.09%	[23]
Oppenheimer Main Street Fund®/VA (Non-Service)	0.66%		0.12%		—	—		0.78%	[24]
Oppenheimer Money Fund/VA (Non-Service)*	0.45%		0.16%		—	—		0.61%	[25]
Oppenheimer Small- & Mid-Cap Growth Fund/VA (Non-Service)	0.72%		0.12%		—	—		0.84%	[26]
PIMCO CommodityRealReturn® Strategy Portfolio (Advisor Class)	0.74%		0.02%	[27]	0.25%	0.14%	[28]	1.15%	[29,30]

*	Unavailable in contracts issued on or after January 19, 2008.

**	Effective May 1, 2009 and after, you may not allocate any new money to this fund via purchase payments or transfers.

1. The Adviser is contractually obligated to limit expenses to 1.15% through May 1, 2013; the obligation does not extend to interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Portfolio or the Adviser upon written notice within 90 days prior to the end of the then current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years. The Adviser is also contractually obligated to waive a portion of the management fee through May 1, 2013. Based upon net assets as of December 31, 2011, the management fee waiver for the Portfolio would be (0.01)%. There is no guarantee that the management fee waiver will continue after May 1, 2013. The management fee waiver will only renew if the adviser elects to renew it.

2. Formerly known as Invesco V.I. Dividend Growth Fund.

3. The Adviser has contractually agreed, through at least April 30, 2013, to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements of Series I shares to 0.77% of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary or non-routine items, including litigation expenses; (v) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Acquired Fund Fees and Expenses are also excluded in determining such obligation. Unless the Board of Trustees and Invesco Advisers, Inc. mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2013.

4. The Adviser has contractually agreed, through at least April 30, 2013, to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements of Series I shares to 1.30% of average daily nets assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary or non-routine items, including litigation expenses; (v) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Acquired Fund Fees and Expenses are also excluded in determining such obligation. Unless the Board of Trustees and Invesco Advisers, Inc. mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2013.

5. Acquired Fund fees and expenses represent approximate expenses borne indirectly by the Fund in its most recent fiscal year through investments in other pooled investment vehicles. The amount of Acquired Fund fees and expenses may change in the coming year due to a number of factors including, among others, a change in allocation of the Fund’s investments among other pooled investment vehicles.

6. MassMutual has contractually agreed to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, Acquired Fund fees and expenses, interest expense, short sale dividend and loan expense, or other nonrecurring or unusual expenses such as, for example, organizational expenses and shareholder meeting expenses) through April 30, 2013, to the extent that Other Expenses would otherwise exceed 0.10%. The agreement can only be terminated by mutual consent of the Board of Trustees on behalf of the Fund and MassMutual.

7. MassMutual has contractually agreed to bear the expenses (other than the management, 12b-1 and administrative fees, interest, taxes, brokerage commissions, extraordinary litigation and legal expenses, Acquired Fund fees and expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as, for example, organizational expenses and shareholder meeting expenses) in excess of 0.05% of the average daily net asset values through April 30, 2013. Such agreement can only be terminated by mutual consent of the Board of Trustees on behalf of the Fund and MassMutual. Amounts waived had no impact on the Total Annual Fund Operating Expenses shown.

8. MassMutual has contractually agreed to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, Acquired Fund fees and expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as, for example, organizational expenses and shareholder meeting expenses) through April 30, 2013. The agreement can only be terminated by mutual consent of the Board of Trustees on behalf of the Fund and MassMutual. The expenses shown for the Fund do not reflect this cap. If this table did reflect the cap, the Total Annual Fund Operating Expenses (other than the items listed above) would be 1.15%. Other Expenses are based on estimated amounts for the first fiscal year.

9. MassMutual has contractually agreed to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, Acquired Fund fees and expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as, for example, organizational expenses and shareholder meeting expenses) through April 30, 2013. The agreement can only be terminated by mutual consent of the Board of Trustees on behalf of the Fund and MassMutual. The expenses shown for the Fund do not reflect this cap. If this table did reflect the cap, the Total Annual Fund Operating Expenses would be 1.10%. Other Expenses are based on estimated amounts for the first fiscal year.

10. MassMutual has contractually agreed to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, Acquired Fund fees and expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as, for example, organizational expenses and shareholder meeting expenses) through April 30, 2013. The agreement can only be terminated by mutual consent of the Board of Trustees on behalf of the Fund and MassMutual. The expenses shown for the Fund do not reflect this cap. If this table did reflect the cap, the Total Annual Fund Operating Expenses would be 1.05%.

11. MassMutual has contractually agreed to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, Acquired Fund fees and expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as, for example, organizational expenses and shareholder meeting expenses) through April 30, 2013. The agreement can only be terminated by mutual consent of the Board of Trustees on behalf of the Fund and MassMutual. The expenses shown for the Fund do not reflect this cap. If this table did reflect the cap, the Total Annual Fund Operating Expenses would be 0.90%.

12. MassMutual has contractually agreed to (i) waive 0.10% of its management fees for the Fund through April 30, 2013, and (ii) cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, Acquired Fund fees and expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as, for example, organizational expenses and shareholder meeting expenses) through April 30, 2013. The agreement can only be terminated by mutual consent of the Board of Trustees on behalf of the Fund and MassMutual. The expenses shown for the Fund do not reflect this waiver and cap. If this table did reflect the waiver and cap, the Total Annual Fund Operating Expenses would be 0.94%.

13. MassMutual has agreed to voluntarily waive some or all of its management fees and, if necessary, reimburse some or all of the Fund’s Other Expenses, in an attempt to allow the Initial Class shares of the Fund to maintain a 1-day yield of at least approximately 0.00%. MassMutual may amend or discontinue this waiver at any time without advance notice.

14. MassMutual has contractually agreed to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, Acquired Fund fees and expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as, for example, organizational expenses and shareholder meeting expenses) through April 30, 2013. The agreement can only be terminated by mutual consent of the Board of Trustees on behalf of the Fund and MassMutual. The expenses shown for the Fund do not reflect this cap. If this table did reflect the cap, the Total Annual Fund Operating Expenses would be 0.90%.

15. MassMutual has contractually agreed to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, Acquired Fund fees and expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as, for example, organizational expenses and shareholder meeting expenses) through April 30, 2013 to the extent that Other Expenses would otherwise exceed 0.15%. The agreement can only be terminated by mutual consent of the Board of Trustees on behalf of the Fund and MassMutual.

16. Other Expenses include Acquired Fund fees and expenses, which represent approximate expenses borne indirectly by the Fund in its most recent fiscal year through investments in other pooled investment vehicles. The amount of Acquired Fund fees and expenses may change in the coming year due to a number of factors including, among others, a change in allocation of the Fund’s investments among other pooled investment vehicles.

17. The Manager has voluntarily agreed to waive a portion of the advisory fee and/or reimburse certain expenses so that total annual fund operating expenses will not exceed 0.67% of average annual net assets for Non-Service Shares. This capped amount excludes certain expenses like interest, taxes, brokerage commissions, and acquired fund fees. The Manager has also voluntarily agreed to waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in Oppenheimer Institutional Money Market Fund.

18. The Manager has voluntarily agreed to limit the Fund’s total annual operating expenses so that those expenses, as a percentage of daily net assets, will not exceed the annual rate of 0.80% for Non-Service Shares. The Manager has also voluntarily agreed to waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s Investment in Oppenheimer Institutional Money Market Fund.

19. The Manager has voluntarily agreed to limit the Fund’s total annual operating expenses so that those expenses, as a percentage of daily net assets, will not exceed the annual rate of 1.00% for Non-Service Shares. The manager has voluntarily agreed to waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in Oppenheimer Institutional Money Market Fund.

20. The Manager has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee it receives from the Subsidiary. This undertaking will continue in effect for so long as the Fund invests in the Subsidiary and may not be terminated unless approved by the Fund’s Board of Trustees.

21. The Manager has voluntarily agreed to waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investments in Oppenheimer Institutional Money Market Fund, Oppenheimer Short Duration Fund and the Master Funds. The Manager has voluntarily agreed to limit the Fund’s total annual operating expenses, so that those expenses, as a percentage of daily net assets, will not exceed the annual rate of 0.75% for Non-Service Shares.

22. The Manager has voluntarily agreed to limit the Fund’s total annual operating expenses so that those expenses, as a percentage of daily net assets, will not exceed the annual rate of 0.75% for Non-Service Shares. The Manager has also voluntarily agreed to waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in Oppenheimer Institutional Money Market Fund.

23. The Manager has voluntarily agreed to limit the Fund’s total annual operating expenses so that those expenses, as a percentage of daily net assets, will not exceed the annual rate of 1.00% for Non-Service Shares. The Manager has also voluntarily agreed to waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in Oppenheimer Institutional Money Market Fund.

24. The Manager has voluntarily agreed to limit the Fund’s total annual operating expenses so that those expenses, as a percentage of daily net assets, will not exceed the annual rate of 0.80% for Non Service Shares. The Manager has also voluntarily agreed to waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in Oppenheimer Institutional Money Market Fund.

25. The Manager has voluntarily agreed to waive fees and/or reimburse expenses to the extent necessary to assist the Fund in attempting to maintain a positive yield. There is no guarantee that the Fund will maintain a positive yield. The Manager has voluntarily agreed to limit the Fund’s total annual operating expenses so that those expenses, as a percentage of daily net assets, will not exceed the annual rate of 0.50%.

26. The Manager has voluntarily agreed to limit the Fund’s total annual operating expenses so that those expenses, as a percentage of daily net assets, will not exceed the annual rate of 0.80% for Non Service Shares. The Manager has also voluntarily agreed to waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in Oppenheimer Institutional Money Market Fund.

27. Other Expenses reflect interest expense and is based on the amount incurred during the Portfolio’s most recent fiscal year as a result of entering into certain investments, such as reverse repurchase agreements. Interest expense is required to be treated as a Portfolio expense for accounting purposes and is not payable to PIMCO. The amount of interest expense (if any) will vary based on the Portfolio’s use of such investments as an investment strategy.

28. PIMCO has contractually agreed to waive the Portfolio’s advisory fee and the supervisory and administrative fee in an amount equal to the management fee and administrative services fee, respectively, paid by the PIMCO Cayman Commodity Portfolio I Ltd. (the “Subsidiary”) to PIMCO. The Subsidiary pays PIMCO a management fee and an administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the Subsidiary is in place.

29. Total Annual Portfolio Operating Expenses excluding interest expense are 1.13%.

30. Total Annual Portfolio Operating Expenses After Fee Waiver excluding interest expense are 0.99%.

Examples

Transitions Custom Plan

These Examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contract owner transaction expenses, contract fees, separate account annual expenses, and fund fees and expenses.

Examples Using Maximum Expenses

Example I assumes that you withdraw all your contract value at the end of each year shown.

Example II assumes you do not withdraw any contract value at the end of each year shown, or that you decide to begin the income phase at the end of each year shown.

Both Example I and Example II assume:

•	that you invest $10,000 in the contract for the time periods indicated,
•	that you allocate it to a sub-account that has a 5% return each year,
•

that the maximum fees and expenses in the “Table of Fees and Expenses” apply (the maximum expenses include separate account expenses of 1.75% and a charge of 3.40%, which is the maximum charge for the maximum number of additional contract features under the Transitions Custom Plan), and

•

that you selected one of two sub-accounts 1) the one that invests in the fund with the highest total operating expenses, or 2) the one that invests in the fund with the lowest total operating expenses.

Based on the above assumptions, your costs would be as shown in the following table. Your actual costs may be higher or lower.

	Example I				Example II
Years	1	3	5	10	1	3	5	10
Sub-account with highest total operating expenses	$1,259	$2,423	$3,474	$5,990	$639	$1,889	$3,103	$5,990
Sub-account with lowest total operating expenses	$1,186	$2,220	$3,155	$5,451	$561	$1,671	$2,768	$5,451

Examples Using Current Expenses

Example I assumes that you withdraw all your contract value at the end of each year shown.

Example II assumes you do not withdraw any contract value at the end of each year shown, or that you decide to begin the income phase at the end of each year shown.

Both Example I and Example II assume:

•	that you invest $10,000 in the contract for the time periods indicated,
•	that you allocate it to a sub-account that has a 5% return each year,
•

that the current fees and expenses in the “Table of Fees and Expenses” apply (the current expenses include separate account expenses of 0.95% and a charge of 1.95%, which is the current charge for the maximum number of additional contract features under the Transitions Custom Plan), and

•

that you selected one of two sub-accounts 1) the one that invests in the fund with the highest total operating expenses, or 2) the one that invests in the fund with the lowest total operating expenses.

Based on the above assumptions, your costs would be as shown in the following table. Your actual costs may be higher or lower.

	Example I				Example II
Years	1	3	5	10	1	3	5	10
Sub-account with highest total operating expenses	$1,054	$1,911	$2,595	$4,340	$418	$1,264	$2,125	$4,340
Sub-account with lowest total operating expenses	$979	$1,693	$2,236	$3,641	$338	$1,031	$1,746	$3,641

The examples using current expenses reflect the annual contract maintenance charge of $40 as an annual charge of 0.04%. The examples using maximum expenses reflect the annual contract maintenance charge of $60 as an annual charge of 0.06%.

The examples do not reflect any premium taxes. However, premium taxes may apply. The examples should not be considered a representation of past or future expenses.

There is an accumulation unit value history in “Appendix A – Condensed Financial Information.”

Transitions Packages I, II & III

These Examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contract owner transaction expenses, contract fees, separate account annual expenses, and fund fees and expenses.

Examples Using Maximum Expenses

Example I assumes that you withdraw all your contract value at the end of each year shown.

Example II assumes you do not withdraw any contract value at the end of each year shown, or that you decide to begin the income phase at the end of each year shown.

Both Example I and Example II assume:

•	that you invest $10,000 in the contract for the time periods indicated,
•	that you allocate it to a sub-account that has a 5% return each year,
•	that the maximum fees and expenses in the “Table of Fees and Expenses” apply (for total separate account charges we assumed the maximum charge for Transitions Packages I, II & III of 1.75%), and
•

that you selected one of two sub-accounts 1) the one that invests in the fund with the highest total operating expenses, or 2) the one that invests in the fund with the lowest total operating expenses.

Based on the above assumptions, your costs would be as shown in the following table. Your actual costs may be higher or lower.

	Example I				Example II
Years	1	3	5	10	1	3	5	10
Sub-account with highest total operating expenses	$918	$1,469	$1,996	$3,376	$309	$946	$1,607	$3,376
Sub-account with lowest total operating expenses	$843	$1,242	$1,612	$2,588	$228	$704	$1,206	$2,588

Examples Using Current Expenses

Example I assumes that you withdraw all your contract value at the end of each year shown.

Example II assumes you do not withdraw any contract value at the end of each year shown, or that you decide to begin the income phase at the end of each year shown.

Both Example I and Example II assume:

•	that you invest $10,000 in the contract for the time periods indicated,
•	that you allocate it to a sub-account that has a 5% return each year,
•	that the current fees and expenses in the “Table of Fees and Expenses” apply (for total separate account charges we assumed the current charge for Transitions Package III of 1.55%), and
•

that you selected one of two sub-accounts 1) the one that invests in the fund with the highest total operating expenses, or 2) the one that invests in the fund with the lowest total operating expenses.

Based on the above assumptions, your costs would be as shown in the following table. Your actual costs may be higher or lower.

	Example I				Example II
Years	1	3	5	10	1	3	5	10
Sub-account with highest total operating expenses	$896	$1,405	$1,888	$3,158	$286	$877	$1,495	$3,158
Sub-account with lowest total operating expenses	$821	$1,176	$1,499	$2,350	$205	$634	$1,089	$2,350

The examples using current expenses reflect the annual contract maintenance charge of $40 as an annual charge of 0.06%. The examples using maximum expenses reflect the annual contract maintenance charge of $60 as an annual charge of 0.09%.

The examples do not reflect any premium taxes. However, premium taxes may apply. The examples should not be considered a representation of past or future expenses.

There is an accumulation unit value history in “Appendix A – Condensed Financial Information.”

There is information concerning compensation payments we make to sales representatives in connection with sale of the contracts in “Other Information – Distribution.”

The Company

In this prospectus, “we,” “us,” “our” and “the Company” refer to Massachusetts Mutual Life Insurance Company (MassMutual). MassMutual is a diversified financial services company providing life insurance, disability income insurance, long-term care insurance, annuities, retirement products and other products to individual and institutional customers. MassMutual is organized as a mutual life insurance company. MassMutual’s home office is located at 1295 State Street, Springfield, Massachusetts 01111-0001.

Ownership of the Contract

Owner

In this prospectus, “you” and “your” refer to the owner. The owner is named at the time you apply for a contract. The owner can be an individual or a non-natural person (e.g., a corporation, limited liability company, partnership or certain other entities). We will not issue a contract to you if you have passed age 90 (age 85 for New York contracts) as of the date we proposed to issue the contract.

If your contract is non-qualified and owned by a non-natural person, the contract will generally not be treated as an annuity for tax purposes. This means that gain in the contract will be taxed each year while the contract is in the accumulation phase. This treatment is not generally applied to a contract held by a trust or other entity as an agent for a natural person. Before purchasing a contract to be owned by a non-natural person or before changing ownership on an existing contract that will result in it being owned by a non-natural person, you should consult a tax adviser to determine the tax impact.

As the owner of the contract, you exercise all rights under the contract. You may change the owner of a non-qualified contract at any time prior to the annuity date by written request and subject to our approval. Changing the owner may result in tax consequences. On and after the annuity date, you continue as the owner.

Joint Owner

Non-qualified contracts can be owned by joint owners. We will use the age of the oldest joint owner to determine all applicable benefits under the contract. We will not issue a contract to you if either proposed joint owner has passed age 90 (age 85 for New York contracts) as of the date we proposed to issue the contract.

If a joint owner dies, we will treat the surviving joint owner as the primary beneficiary. We will treat any other beneficiary designation at the time of death as a contingent beneficiary. Unless otherwise indicated in the prospectus, we require the signatures of both the owner and joint owner for all transactions if there are joint owners.

Annuitant

The annuitant is the person on whose life we base annuity payments. You designate the annuitant at the time of application. We will not issue a contract to you if the proposed annuitant has passed age 90 (age 85 for New York contracts) as of the date we proposed to issue the contract. You may change the annuitant before the annuity date subject to our approval. However, the annuitant may not be changed on a contract owned by a non-natural person unless the contract was issued under a plan pursuant to IRS Code Section 401(a), 408(a), 408(b) or 408A. We will use the age of the annuitant to determine all applicable benefits under a contract owned by a non-natural person.

Beneficiary

The beneficiary is the person(s) or entity you name to receive any death benefit. You name the beneficiary at the time of application. Unless an irrevocable beneficiary has been named, you can change the beneficiary at any time before you die.

A surviving spouse who is the sole primary beneficiary under a contract that is either non-qualified or held as a traditional or Roth IRA may elect a lump sum payment of the death benefit, apply the death benefit to an annuity option or continue the contract. Generally, if the contract is continued then: 1) the initial value will equal the death benefit amount; 2) all applicable contract features and benefits will be in the surviving spouse’s name; and 3) the surviving spouse will exercise all of the contract owner’s rights under the contract. Exceptions are as follows: a) if at the time the owner purchased the contract the surviving spouse was over the maximum contract issue age, then the contract cannot be continued; and b) if at the time the owner purchased the contract the surviving spouse was over the maximum allowable age for electing a certain feature, then the feature is not available for continuance. An election to continue the contract can only be made once while the contract is in effect.

Age

How We Determine Age of Annuitant, Owner and Beneficiary

In this prospectus the term “age,” except when discussed in regards to specific tax provisions, is defined as “insurance age,” which is a person’s age on his/her birthday nearest the date for which the age is being determined. This means we calculate your age based on your nearest birthday, which could be either your last birthday or your next. For example, age 80 is generally the period of time between age 79 years, 6 months and 1 day and age 80 and 6 months.

Additional Purchase Payments

We no longer sell the MassMutual Transitions variable annuity contract. However, we do continue to administer the contracts and you may continue making additional purchase payments to your existing contract.

The minimum amount we accept for your initial purchase payment is:

•	$15,000 when the contract is bought as a non-qualified contract; or

•	$2,000 if you are buying the contract as part of an IRA (Individual Retirement Annuity).

The minimum amount that you may allocate to a Long-Term Guarantee Fixed Account is $1,000.

If, when you apply for your contract, you elect to make purchase payments under our automatic investment plan option, we will allow you to satisfy the minimum initial payment requirement by making 12 consecutive monthly payments of as little as:

•	$1,250 for a non-qualified contract, or

•	$166.66 for an IRA contract.

Additional purchase payments may be made to this contract. However, additional purchase payments of less than $250 are subject to our approval.

The maximum amount of cumulative purchase payments we accept without our prior approval is based on your age when we issued the contract. The maximum amount is:

•	$1 million up to age 75; or

•	$500,000 if older than age 75.

If the owner is not a natural person, these purchase payment limits will apply to the annuitant’s age. If there are joint owners, age refers to the oldest joint owner.

Age is as of the nearest birthday. For example, age 80 is generally the period of time between age 79 years, 6 months and 1 day and age 80 and 6 months. See “Age.”

You may make your initial purchase payment, along with your complete application, by giving them to your registered representative. You can make additional purchase payments:

•	by mailing your check that clearly indicates your name and contract number to our lockbox:

First Class Mail

MassMutual Transitions

Annuity Payment Services

MassMutual P.O. Box 74908

Chicago, IL 60675-4908

Overnight Mail

MassMutual Transitions

Annuity Payment Services

350 North Orleans Street

Receipt & Dispatch, 8th Floor

Suite 4908

Chicago, IL 60654

•	by instructing your bank to wire transfer funds to:

JP Morgan Chase Bank

New York, New York

ABA #021000021

MassMutual Account #323956297

Ref: Annuity Contract #

Name: (Your Name)

You may also send purchase payments to our Service Center. We have the right to reject any application or purchase payment.

Automatic Investment Plan (AIP).  Under the AIP, you may authorize us to periodically draw funds from an account of your choosing (restrictions may apply) for the purpose of making purchase payments to your contract. Contact our Service Center for information regarding setting up an AIP and any restrictions regarding use of AIP.

Allocation of Purchase Payments

When you purchase your contract, we will apply your purchase payment among the investment choices according to the allocation instructions you provide. If you make additional purchase payments and do not provide new allocation instructions, we will apply each according to the allocation instructions we have on record.

If you own the contract with a joint owner, we will accept allocation instructions from either you or the joint owner, unless we are instructed otherwise.

Currently, there is no limit to the number of investment choices that you may invest in at any one time. However, we reserve the right to limit the number of investment choices that you may invest in to a maximum of 18 investment choices (including the fixed accounts) at any one time in the event administrative burdens require such a limitation.

Once we receive your initial purchase payment and the necessary information at our Service Center, we will issue your contract and apply your initial purchase payment within 2 business days. If you do not give us all of the information we need to issue your contract, we will notify you. When we receive all of the necessary information, we will then apply your initial purchase payment within 2 business days. If for some reason we are unable to complete this process within 5 business days, we will either send back your money or obtain your permission to keep it until we receive all of the necessary information.

If you add more money to your contract by making additional purchase payments, we will credit these amounts to your contract on the business day we receive them and all necessary information at our Service Center or lockbox. If we receive your purchase payment at our Service Center or lockbox on a non-business day or after the business day closes, we will credit the amount to your contract effective the next business day. Our business day closes when the New York Stock Exchange closes, usually 4:00 p.m. Eastern time.

Replacement of Life Insurance or Annuities

A “replacement” occurs when a new policy or contract is purchased and, in connection with the sale, an existing policy or contract is surrendered, lapsed, forfeited, assigned to the replacing insurer, otherwise terminated or used in a financed purchase. A “financed purchase” occurs when the purchase of a new life insurance policy or annuity contract involves the use of funds obtained from the values of an existing life insurance policy or annuity contract through withdrawal, surrender or loan.

There are circumstances in which replacing your existing life insurance policy or annuity contract can benefit you. As a general rule, however, replacement is not in your best interest. Accordingly, you should make a careful comparison of the costs and benefits of your existing policy or contract and the proposed policy or contract to determine whether replacement is in your best interest. You should be aware that the person selling you the new policy or contract will generally earn a commission if you buy the new policy or contract through a replacement. Remember that if you replace a contract with another contract, you might have to pay a surrender charge on the replaced contract, and there may be a new surrender charge period for the new contract. In addition, other charges may be higher (or lower) and the benefits may be different.

If you purchase the contract described in this prospectus in exchange for an existing contract from another company, we may not receive your initial purchase payment from the other company for a substantial period of time after we receive your signed application.

You should also note that once you have replaced your variable life insurance policy or annuity contract, you generally cannot reinstate it even if you choose not to accept your new variable life insurance policy or annuity contract during your “free look” period. The only exception to this rule would be if you live in a state that requires the insurer to reinstate the previously surrendered policy or contract if the owner chooses to reject their new variable life insurance policy or annuity contract during the “free look” period.

Is a Variable Annuity Right for You?

Variable annuities are complex investment products with unique benefits and advantages that may be particularly useful in meeting long-term savings and retirement needs. Variable annuities also have risks and there are charges for the benefits and advantages. Because variable annuities are complex, you should consider a number of things to determine whether a variable annuity is a suitable investment for you. We have listed some of these considerations below.

1)	Given your assets and income, can you afford to make the initial and any subsequent purchase payments and leave them in the contract for the long-term?

2)	Do you understand how the contract works? Are the benefits such as tax deferral and future annuity payments useful for your financial plan? For example, are you in a tax bracket where you will benefit from tax deferral?

3)	Variable annuities are intended for investors with a long-term investment horizon. So, for example, if you are an older person a variable annuity may not be suitable for you.

4)	Do you understand what the charges are and how they will impact your contract value over time?

5)	Do you understand your investment choices?

6)	Are you willing to tolerate the market fluctuations of your investment choices?

7)	If you are replacing your current annuity contract by purchasing the proposed variable annuity contract, you should carefully compare the costs and benefits of your existing annuity contract with the costs and benefits of the proposed variable annuity contract. Do you understand what benefits of your existing annuity contract you may be forfeiting? See “Replacement of Life Insurance or Annuities.”

8)	Are you purchasing the variable annuity contract with the intention to make frequent fund transfers? If you are, you should not purchase a variable annuity contract. See “Transfers and Transfer Programs – Limits on Frequent Trading and Market Timing Activity.”

9)	You should understand what, if any, compensation your registered representative is receiving for selling this variable annuity contract. See “Other Information – Distribution.”

10)	If you are considering a variable annuity to fund a tax-qualified plan you should know that tax deferral is automatically provided by tax-qualified retirement plans. Therefore, you would want the variable annuity only for its other benefits like death benefits and future annuity payments.

11)	If you are considering a variable annuity and the owner of the contract will be a non-natural person, you should be aware that generally tax deferral is not provided when a non-natural person owns a variable annuity contract. Therefore, you would want the variable annuity only for its other benefits like death benefits and future annuity payments.

12)	Do you understand the financial strength and claims-paying ability of the company issuing the variable annuity? See “Other Information – Our Ability to Make Payments Under the Contract.”

We and our affiliates offer a variety of annuity contracts. Each contract is designed to satisfy a customer’s need for a long-term retirement product. Your registered representative can provide information about the annuity contracts we issue so you can determine if one of them is a suitable investment for you based upon your needs and financial situation.

Federal and State Suitability Requirements.  To protect consumers, federal securities law requires that a registered representative recommend a security only when he/she believes that the security is suitable for the customer. The registered representative must have reasonable grounds for believing that the recommendation is suitable for such customer based upon the facts disclosed by the customer as to his/her other security holdings and his/her financial situation and needs. In addition, certain states have adopted their own annuity suitability requirements.

Right to Cancel Your Contract

You have a right to examine your contract. If you change your mind about owning your contract, you can cancel it within 10 calendar days after receiving it. However, this time period may vary by state. When you cancel the contract within this time period, we will not assess a contingent deferred sales charge. You will receive your contract value as of the business day we receive your contract and your written request at our Service Center. If you purchase this contract as an IRA or your state requires it, we will return your purchase payments less any withdrawals taken. For contracts issued in New York, you will receive your contract value plus any previously deducted charges.

Investment Choices

You have a number of investment choices in this contract. These investment choices currently include multiple fixed account options as well as over forty funds which are offered through our separate account. All of the investment choices are currently available under the Transitions Custom Plan and the Transitions Package Plan versions of the contract.

Choose Investment Choices Appropriate for You.  When electing among your available investment choices consider your circumstances, investment goals, financial situation and risk tolerance. After you elect investment choices for your initial purchase payment you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.

Understand the Risks Associated with Your Investment Choices.  If your contract value is allocated to a fund, your contract value will be influenced by the investment performance of that fund. You will want to read the fund prospectus, especially the section discussing the risks of investing in the fund. We will deliver current fund prospectuses and/or current summary fund prospectuses to you. You may also contact our Service Center to request current fund prospectuses and summary fund prospectuses. Summary fund prospectuses for certain funds may be unavailable.

Be Informed.  Read this prospectus. Also review information about the funds: the fund prospectus, statement of additional information, annual report and semiannual report.

The Separate Account

We established Massachusetts Mutual Variable Annuity Separate Account 4 (separate account) as a separate account under Massachusetts law on July 9, 1997. The separate account is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940.

The separate account holds the assets that underlie the contracts, except those assets allocated to our general account. We keep the separate account assets separate from the assets of our general account and other separate accounts. The separate account is divided into sub-accounts, each of which invests exclusively in a single investment choice.

We own the assets of the separate account. We credit gains to, or charge losses against, the separate account, whether or not realized, without regard to the performance of other investment accounts. The separate account’s assets may not be used to pay any of our liabilities other than those arising from the contracts. If the separate account’s assets exceed the required reserves and other liabilities, we may transfer the excess to our general account. The obligations of the separate account are not our generalized obligations and will be satisfied solely by the assets of the separate account.

Addition, Removal, Closure or Substitution of Funds

We have the right to change the funds offered through the contract, but only as permitted by law. If the law requires, we will also get your approval and the approval of any appropriate regulatory authorities. Changes may only impact certain contract owners. Examples of possible changes include: adding new funds or fund classes; removing existing funds or fund classes; closing existing funds or fund classes; or substituting a fund with a different fund. New or substitute funds may have different fees and expenses. We will not add, remove, close or substitute any shares attributable to your interest in a sub-account of the separate account without notice to you and prior approval of the SEC, to the extent required by applicable law. We reserve the right to transfer separate account assets to another separate account that we determine to be associated with the class of contracts to which your contract belongs.

The Funds

The contract offers the following funds. We may add, remove, close or substitute funds.

Investment Funds in Which the Sub-Accounts Purchase Shares	Investment Fund’s Adviser and Sub-Adviser	Asset Class
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
Invesco V.I. Diversified Dividend Fund (Series I Shares)[1]	Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A	Large Cap Blend
Invesco V.I. Global Health Care Fund (Series I Shares)	Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A	Specialty
Invesco V.I. Technology Fund (Series I Shares)	Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A	Specialty

Investment Funds in Which the Sub-Accounts Purchase Shares	Investment Fund’s Adviser and Sub-Adviser	Asset Class
Fidelity® Variable Insurance Products
Fidelity® VIP Contrafund® Portfolio (Initial Class)	Adviser: Fidelity Management & Research Company Sub-Adviser: FMR Co., Inc. and other affiliates of Fidelity Management & Research Company	Large Cap Blend
ING Investors Trust
ING Clarion Global Real Estate Portfolio (Class S)	Adviser: ING Investments, LLC Sub-Adviser: CBRE Clarion Securities LLC	Specialty
MML Series Investment Fund
MML Aggressive Allocation Fund (Initial Class)	Adviser: MassMutual Sub-Adviser: N/A	Asset Allocation
MML Balanced Allocation Fund (Initial Class)	Adviser: MassMutual Sub-Adviser: N/A	Asset Allocation
MML Blue Chip Growth Fund (Initial Class)	Adviser: MassMutual Sub-Adviser: T. Rowe Price Associates, Inc.	Large Cap Growth
MML Conservative Allocation Fund (Initial Class)	Adviser: MassMutual Sub-Adviser: N/A	Asset Allocation
MML Equity Income Fund (Initial Class)	Adviser: MassMutual Sub-Adviser: T. Rowe Price Associates, Inc.	Large Cap Value
MML Equity Index Fund (Class I)	Adviser: MassMutual Sub-Adviser: Northern Trust Investments, Inc.	Large Cap Blend
MML Focused Equity Fund (Service Class I)	Adviser: MassMutual Sub-Adviser: Harris Associates L.P.	Large Cap Blend
MML Foreign Fund (Initial Class)	Adviser: MassMutual Sub-Adviser: Templeton Investment Counsel, LLC	International/Global
MML Fundamental Growth Fund (Service Class I)	Adviser: MassMutual Sub-Adviser: Wellington Management Company, LLP	Large Cap Growth
MML Fundamental Value Fund (Service Class I)	Adviser: MassMutual Sub-Adviser: Wellington Management Company, LLP	Large Cap Value
MML Global Fund (Class I)	Adviser: MassMutual Sub-Adviser: Massachusetts Financial Services Company	International/Global

Investment Funds in Which the Sub-Accounts Purchase Shares	Investment Fund’s Adviser and Sub-Adviser	Asset Class
MML Growth Allocation Fund (Initial Class)	Adviser: MassMutual Sub-Adviser: N/A	Asset Allocation
MML Growth & Income Fund (Initial Class)	Adviser: MassMutual Sub-Adviser: Massachusetts Financial Services Company	Large Cap Blend
MML Income & Growth Fund (Initial Class)	Adviser: MassMutual Sub-Adviser: BlackRock Investment Management, LLC	Large Cap Value
MML Large Cap Growth Fund (Initial Class)	Adviser: MassMutual Sub-Adviser: Rainier Investment Management, Inc.	Large Cap Growth
MML Large Cap Value Fund (Initial Class)	Adviser: MassMutual Sub-Adviser: Davis Selected Advisers, L.P.	Large Cap Value
MML Mid Cap Growth Fund (Initial Class)	Adviser: MassMutual Sub-Adviser: T. Rowe Price Associates, Inc.	Small/Mid-Cap Growth
MML Mid Cap Value Fund (Initial Class)	Adviser: MassMutual Sub-Adviser: American Century Investment Management, Inc.	Small/Mid-Cap Value
MML Moderate Allocation Fund (Initial Class)	Adviser: MassMutual Sub-Adviser: N/A	Asset Allocation
MML PIMCO Total Return Fund (Service Class I)	Adviser: MassMutual Sub-Adviser: Pacific Investment Management Company LLC	Fixed Income
MML Small Cap Growth Equity Fund (Initial Class)	Adviser: MassMutual Sub-Advisers: Waddell & Reed Investment Management Company and Wellington Management Company, LLP	Small/Mid-Cap Growth
MML Small/Mid Cap Value Fund (Initial Class)	Adviser: MassMutual Sub-Adviser: AllianceBernstein L.P.	Small/Mid-Cap Value
MML Series Investment Fund II
MML Blend Fund (Initial Class)	Adviser: MassMutual Sub-Adviser: Babson Capital Management LLC	Balanced
MML Equity Fund (Initial Class)	Adviser: MassMutual Sub-Advisers: OppenheimerFunds, Inc. and Loomis, Sayles & Company, L.P.	Large Cap Value

Investment Funds in Which the Sub-Accounts Purchase Shares	Investment Fund’s Adviser and Sub-Adviser	Asset Class
MML High Yield Fund (Service Class I)	Adviser: MassMutual Sub-Adviser: Babson Capital Management LLC	Fixed Income
MML Inflation-Protected and Income Fund (Initial Class)	Adviser: MassMutual Sub-Adviser: Babson Capital Management LLC	Fixed Income
MML Managed Bond Fund (Initial Class)	Adviser: MassMutual Sub-Adviser: Babson Capital Management LLC	Fixed Income
MML Money Market Fund (Initial Class)†	Adviser: MassMutual Sub-Adviser: Babson Capital Management LLC	Short Term/Stable Value
MML Short-Duration Bond Fund (Service Class I)	Adviser: MassMutual Sub-Adviser: Babson Capital Management LLC	Fixed Income
MML Small/Mid Cap Equity Fund (Initial Class)	Adviser: MassMutual Sub-Adviser: OppenheimerFunds, Inc.	Small/Mid-Cap Blend
Oppenheimer Variable Account Funds
Oppenheimer Balanced Fund/VA (Non-Service Shares)**	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Balanced
Oppenheimer Capital Appreciation Fund/VA (Non-Service Shares)	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Large Cap Growth
Oppenheimer Global Securities Fund/VA (Non-Service Shares)	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	International/Global
Oppenheimer Global Strategic Income Fund/VA (Non-Service Shares)	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Fixed Income
Oppenheimer High Income Fund/VA (Non-Service Shares)**	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Fixed Income
Oppenheimer Main Street Fund®/VA (Non-Service Shares)	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Large Cap Blend
Oppenheimer Money Fund/VA (Non-Service Shares)*,††	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Short Term/Stable Value
Oppenheimer Small- & Mid-Cap Growth Fund/VA (Non-Service Shares)	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Small/Mid-Cap Growth
Panorama Series Fund, Inc.
Oppenheimer International Growth Fund/VA (Non-Service Shares)	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	International/Global

Investment Funds in Which the Sub-Accounts Purchase Shares	Investment Fund’s Adviser and Sub-Adviser	Asset Class
PIMCO Variable Insurance Trust
PIMCO VIT CommodityRealReturn® Strategy Portfolio (Advisor Class)	Adviser: Pacific Investment Management Company LLC Sub-Adviser: N/A	Specialty

*	Unavailable in contracts issued on or after January 19, 2008.
**	Effective May 1, 2009 and after, you may not allocate any new money to this fund via purchase payments or transfers.
[1]	Formerly known as the Invesco V.I. Dividend Growth Fund.
†

An investment in the MML Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to maintain a stable net asset value per share, it is possible to lose money by investing in the Fund. The yield of this Fund may become very low during periods of low interest rates. After deduction of separate account charges, the yield in the sub-account that invests in this Fund could be negative.

††

An investment in a Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The yield of this Fund may become very low during periods of low interest rates. After deduction of separate account charges, the yield in the sub-account that invests in this Fund could be negative.

There is no assurance that the funds will achieve their stated objective. The fund prospectuses contain more detailed information about the funds. We will deliver current fund prospectuses and/or current summary fund prospectuses to you. You may also contact our Service Center to request current fund prospectuses and summary fund prospectuses. Summary fund prospectuses for certain funds may be unavailable. You should read the information contained in the fund prospectuses carefully before investing.

Asset Allocation Funds

The following asset allocation funds are also referred to as funds-of-funds. They are known as funds-of-funds because they invest in other underlying funds. A fund offered in a fund-of-funds structure may have higher expenses than a direct investment in the underlying funds because a fund-of-funds bears its own expenses and indirectly bears its proportionate share of expenses of the underlying funds in which it invests. You should read the MML Series Investment Fund prospectus for more information about these funds-of-funds.

•	MML Aggressive Allocation Fund

•	MML Balanced Allocation Fund

•	MML Conservative Allocation Fund

•	MML Growth Allocation Fund

•	MML Moderate Allocation Fund

Compensation We Receive from Funds, Advisers and Sub-Advisers

Compensation We Receive from Advisers and Sub-Advisers.  We and certain of our insurance affiliates receive compensation from the advisers and sub-advisers to some of the funds. We may use this compensation for any corporate purpose, including paying expenses that we incur in promoting, issuing, distributing and administering the contract and, providing services, on behalf of the funds, in our role as intermediary to the funds. The amount of this compensation is determined by multiplying a specified annual percentage rate by the average net assets held in that fund that are attributable to the variable annuity and variable life insurance products issued by us and our affiliates that offer the particular fund (MassMutual’s variable contracts). These percentage rates differ, but currently do not exceed 0.25%. Some advisers and sub-advisers pay us more than others; some do not pay us any such compensation.

The compensation is not reflected in the expenses that are disclosed for the funds in “Table of Fees and Expenses - Annual Fund Operating Expenses” because this compensation is not paid directly out of the funds’ assets. However, these payments may be derived, in whole or in part, from the advisory fee deducted from fund assets. Contract owners, through their indirect investment in the funds, bear the costs of these advisory fees (see the funds’ prospectuses for more information).

In addition, we may receive fixed dollar payments from the advisers and sub-advisers to certain funds so that the adviser and sub-adviser can participate in sales meetings conducted by MassMutual. Attending such meetings provides advisers and sub-advisers with opportunities to discuss and promote their funds. For a list of the funds whose advisers and sub-advisers currently pay such compensation, visit www.massmutual.com/legal/compagreements or call our Service Center at the number shown on page 1 of this prospectus.

Compensation We Receive from Funds.  We and certain of our affiliates also receive compensation from certain funds pursuant to Rule 12b-1 under the Investment Company Act of 1940. This compensation is paid out of the fund’s assets and may be as much as 0.25% of the average net assets of an underlying fund which are attributable to MassMutual’s variable contracts. This compensation is specified as 12b-1 fees in the “Table of Fees and Expenses – Annual Fund Operating Expenses.” An investment in a fund with a 12b-1 fee will increase the cost of your investment in this contract.

Compensation in General.  The compensation that we receive may be significant and we may profit from this compensation. Additionally, when selecting the funds that will be available with MassMutual’s variable contracts, we consider the amount of compensation that we receive from the funds, their advisers, sub-advisers, or their distributors along with the funds’ name recognition, asset class, the manager’s reputation, and fund performance. We offer certain funds through the contract at least in part because they are managed by us or an affiliate.

The Fixed Accounts

In most states, we offer the following fixed accounts as investment choices:

•	Fixed Accounts for Dollar Cost Averaging (the DCA Fixed Accounts);

•	Fixed Accounts with a Long-Term Guarantee (the Long-Term Guarantee Fixed Accounts); and

•	The Fixed Account

(collectively, the fixed accounts).

Purchase payments allocated to the fixed accounts and transfers to the fixed accounts become part of our general account which supports insurance and annuity obligations. The general account has not been registered under the Securities Act of 1933 (1933 Act) nor is the general account registered under the Investment Company Act of 1940 (1940 Act) because of exemptive and exclusionary provisions. Accordingly, neither the general account nor any interests therein are generally subject to the provisions of the 1933 Act or the 1940 Act. We have been advised that the staff of the Securities and Exchange Commission has not reviewed the disclosures in this prospectus which relate to the fixed accounts or the general account. Disclosures regarding the fixed accounts or the general account, however, are subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in this prospectus. For more information about our general account see “Other Information – Our Ability to Make Payments Under the Contract.”

DCA Fixed Accounts.  Each DCA Fixed Account is a fixed account from which assets are systematically transferred to any fund(s) you select. You may not transfer your contract value in the DCA Fixed Account to The Fixed Account or a Long-Term Guarantee Fixed Account. During the accumulation phase, you may choose to have your purchase payments allocated to a DCA Fixed Account for the period of the DCA Fixed Account Term (DCA Term). Your election must be in writing.

Currently, you have a choice of three DCA Fixed Accounts:

a)	DCA Fixed Account with a DCA Term of 6 months;

b)	DCA Fixed Account with a DCA Term of 12 months; or

c)	DCA Fixed Account with a DCA Term of 18 months.

To the extent permitted by law, we reserve the right to change the duration of the DCA Term in the future. Your DCA Term will terminate upon payment of the death benefit. You may participate in only one DCA Fixed Account at a time.

How to Participate in the DCA Fixed Account.  To participate in the DCA Fixed Account you must apply a new purchase payment of $5,000 or greater to a DCA Term or provide us with evidence satisfactory to us that you will apply $5,000 or more to a DCA Term via transfer(s) from another financial institution. Purchase payments which originate from an annuity contract issued by us or any of our affiliates cannot be allocated to a DCA Fixed Account. We reserve the right to reject purchase payments. You cannot transfer current contract values into the DCA Fixed Account. The first DCA transfer will occur 5 business days after we receive all or a portion of the purchase payment into the DCA Fixed Account.

Any portion of the sum to be applied to the DCA Fixed Account that we receive after the start of the DCA Term, will be added to the amount in the current DCA Term and will participate only in the remaining period of that DCA Term. You may apply additional purchase payments to the current DCA term. Those additional purchase payments will be added to the amount in the current DCA Term and will participate only in the remaining period of the current DCA Term.

We only make scheduled monthly transfers from the DCA Fixed Account. The first transfer will occur 5 business days after we receive your payment allocated to the DCA Fixed Account and a completed DCA Fixed Account election form. You may not take partial withdrawals from the DCA Fixed Account. If you withdraw the entire contract value during a DCA term, we will apply our normal withdrawal provisions.

You may make a one-time transfer for your remaining contract value in the DCA Fixed Account into any of the funds prior to the expiration of your DCA Term. Your transfer will be effective on the business day we receive your completed written request or request over the telephone.

We reserve the right to assess a fee for processing transactions under the DCA Fixed Account.

If you elect to make an allocation to a DCA Fixed Account, but your annuity date will occur prior to the end of that DCA Term, your DCA Term will expire early. It will expire on your annuity date. We will transfer any contract value remaining in the DCA Fixed Account on your annuity date in accordance with your DCA Fixed Account transfer instructions in effect at that time. No amounts will remain in the DCA Fixed Account after your annuity date.

We periodically set the interest rate we credit to the DCA Fixed Account. We will credit an interest rate at a rate not less than the minimum allowed by state law at the time we issue your contract. We reserve the right to change the guaranteed minimum interest rate for newly issued contracts, subject to applicable state law. The interest rate you will receive for the entire DCA Term is the interest rate in effect on the date your DCA Term begins. We guarantee the interest rate for the full DCA Term.

Long-Term Guarantee Fixed Accounts.  We currently offer four Long-Term Guarantee Fixed Accounts. You may allocate purchase payments or transfer part of your contract value to the Long-Term Guarantee Fixed Accounts during the accumulation phase of your contract. We will only accept a purchase payment or transfer to a Long-Term Guarantee Fixed Account as of the beginning of a guarantee period. The minimum purchase payment or transfer amount we permit to any of the Long-Term Guarantee Fixed Accounts is $1,000. You may only transfer contract value from a Long-Term Guarantee Fixed Account during the window period. The window period is the last 15 calendar days of a guarantee period and the first 15 calendar days of the immediately following guarantee period.

Each Long-Term Guarantee Fixed Account guarantees that we will credit your value in that fixed account with a specific rate of interest for a specific guarantee period. The guarantee periods of the Long-Term Guarantee Fixed Accounts are currently 3, 5, 7, and 10 years. The guarantee period for a Long-Term Guarantee Fixed Account begins on the date we apply the purchase payment or transferred contract value to the Long-Term Guarantee Fixed Account and ends on the last day of a guarantee period. Amounts you allocate or transfer to any of the Long-Term Guarantee Fixed Accounts earn interest at the guaranteed rate applicable to the Long-Term Guarantee Fixed Account on the date we credit the amount to the Long-Term Guarantee Fixed Account. The interest rate we credit remains constant during the Long-Term Guarantee Fixed Account guarantee period. You may allocate amounts to multiple Long-Term Guarantee Fixed Accounts. We may change the terms of the Long-Term Guarantee Fixed Accounts at any time.

We will notify you in writing regarding your renewal options prior to the last day of a guarantee period. If we receive a written request at our Service Center at least 3 business days prior to the last day of a guarantee period, you may elect a renewal guarantee period from any of the guarantee periods that we are currently offering at that time to new contract owners. Alternatively, you may transfer your contract value in the Long-Term Guarantee

Fixed Account to another investment choice. If you have not elected otherwise by written request sent to our Service Center, we will automatically invest your contract value in the Long-Term Guarantee Fixed Account as of the last day of the guarantee period in a Long-Term Guarantee Fixed Account with the same guarantee period as the immediately preceding guarantee period. If we are not offering a guarantee period for the same length of time as your guarantee period just ended, we will invest your contract value in a Long-Term Guarantee Fixed Account with the next shorter guarantee period being offered by us to new contract owners at that time.

A renewal guarantee period cannot be less than 12 months and cannot extend beyond your annuity date unless the period from the last day of the guarantee period to your annuity date is less than 12 months. If the period from the last day of the guarantee period to your annuity date is less than 12 months, your renewal guarantee period will be the shortest guarantee period we offer and your annuity date will become the last day of your new guarantee period.

We will send you a written notice of the guaranteed interest rate for a renewal Long-Term Guarantee Fixed Account for each available guarantee period before the last day of each guarantee period. We will credit an interest rate at a rate not less than the minimum allowed by state law at the time we issue your contract. We reserve the right to change the guaranteed minimum interest rate for newly issued contracts, subject to applicable state law.

Except during the window period, we will apply an interest rate factor adjustment to any partial or full withdrawal of contract value from a Long-Term Guarantee Fixed Account. Any withdrawal of contract value may also be subject to a contingent deferred sales charge even if the withdrawal occurs during the window period. We will apply the interest rate factor adjustment prior to assessing a contingent deferred sales charge. The interest rate factor adjustment may increase or decrease your contract value.

We will waive a negative interest rate factor adjustment if: a) the withdrawal is taken as part of our required minimum distribution (RMD) program; b) the RMD amount is calculated using only the assets held under this contract; c) the RMD is for the current calendar year; and d) in that contract year, RMD withdrawals for only a single calendar year are taken.

See Appendix B for the formula used to calculate the interest rate factor adjustment.

The Fixed Account.  You may allocate purchase payments to The Fixed Account. You can also make transfers of your contract value into or from The Fixed Account, subject to certain limitations. You do not participate in the investment performance of the assets in The Fixed Account. Instead, we credit your contract with interest at a specified rate that we declare in advance. We will credit an interest rate at a rate not less than the minimum allowed by state law at the time we issue your contract. We reserve the right to change the guaranteed minimum interest rate for newly issued contracts, subject to applicable state law. We may credit a higher rate of interest at our discretion.

Contract Value

Your contract value is the sum of your value in the separate account and the fixed accounts.

Your value in the separate account will vary depending on the investment performance of the funds you choose. In order to keep track of your contract value invested in the separate account, we use a unit of measure called an accumulation unit. During the income phase of your contract we call the unit an annuity unit.

Accumulation Units.  Every business day we determine the value of an accumulation unit for each of the separate account sub-accounts. Changes in the accumulation unit value reflect the investment performance of the fund as well as deductions for insurance and other charges.

The value of an accumulation unit may go up or down from business day to business day.

The Statement of Additional Information contains more information on the calculation of the accumulation unit value.

When you make a purchase payment, we credit your contract with accumulation units. We determine the number of accumulation units to credit by dividing the amount of the purchase payment allocated to a separate account sub-account by the value of the accumulation unit for that separate account sub-account. When you make a withdrawal, we deduct from your contract accumulation units representing the withdrawal amount.

We calculate the value of an accumulation unit for each separate account sub-account after the New York Stock Exchange closes each business day. Any change in the accumulation unit value will be reflected in your contract value.

Example.  On Monday we receive an additional purchase payment of $5,000 from you. You have told us you want this to go to the MML Managed Bond Fund. When the New York Stock Exchange closes on that Monday, we determine that the value of an accumulation unit for the MML Managed Bond Fund is $13.90. We then divide $5,000 by $13.90 and credit your contract on Monday night with 359.71 accumulation units for the MML Managed Bond Fund.

Business Days & Non-Business Days

Our business day closes when the New York Stock Exchange business day closes. The New York Stock Exchange business day usually closes at 4:00 p.m. Eastern time. Our non-business days are those days when the New York Stock Exchange is closed.

Transfers and Transfer Programs

General Overview

We have the right to terminate, suspend, or modify the transfer and transfer program provisions described in this prospectus.

Transfers Among Investment Choices.  Generally, you can transfer all or part of your contract value among investment choices. However, there are restrictions that are detailed later in this section.

Transfer Requests.  You can transfer all or part of your contract value. You can make transfers by telephone, by internet, or by other means we authorize. To make transfers other than by telephone, you must submit a written request. If you own the contract with a joint owner, we will accept transfer instructions from either you or the other owner, unless we are instructed otherwise. We will use reasonable procedures to confirm that instructions given to us are genuine. We may tape record all telephone instructions.

Transfer Effective Date.  Your transfer is effective on the business day we receive your request at our Service Center. Our business day closes when the New York Stock Exchange closes, usually 4:00 p.m. Eastern time. If we receive your transfer request at our Service Center on a non-business day or after our business day closes, your transfer request will be effective on the next business day.

Transfers During the Accumulation Phase

Transfer Fee.  You can make a transfer to or from any fund, the Long-Term Guarantee Fixed Accounts, and The Fixed Account. During the accumulation phase we do not assess a transfer fee. However, we reserve the right to allow twelve free transfers per calendar year and charge an amount of $20 per transfer in excess of twelve.

Transfer Amounts.  Currently, the minimum amount that you can transfer to a Long-Term Guarantee Fixed Account is $1,000. We currently do not restrict the amount that you can transfer to a fund or The Fixed Account. However, we reserve the right to institute a minimum transfer amount equal to $1,000 or the entire value in a fund or The Fixed Account, if less.

We currently do not require that a minimum balance remain in the fund, The Fixed Account or Long-Term Guarantee Fixed Accounts after a transfer. However, we reserve the right to impose a requirement that a $1,000 minimum balance remain in these investment choices after a transfer.

You must clearly indicate the amount and investment choices from and to which you wish to transfer.

Limits on Transfers

1)	If your contract value in The Fixed Account is $500 or less at the time of your transfer, then you may transfer the entire amount out of The Fixed Account.

If your contract value in The Fixed Account is more than $500, then we limit transfers out of The Fixed Account. During the first contract year, we limit transfers from The Fixed Account to 30% of your contract value allocated to The Fixed Account as of the time of the first transfer. We limit transfers from The Fixed Account during any subsequent contract year to 30% of your contract value in The Fixed Account as of the end of the previous contract year. However, if you transfer 30% of your contract value in The Fixed Account for three consecutive contract years, your transfer in the fourth consecutive contract year may be for the entire amount in The Fixed Account, provided that you have not applied payments or transferred contract value into The Fixed Account from the time the first annual transfer was made. We measure a contract year from the anniversary of the day we issued your contract. We calculate transfers out of The Fixed Account on a first-in, first-out basis. In other words, we transfer amounts attributed to the oldest purchase payments first; then we transfer amounts attributed to the next oldest purchase payment; and so on.

2)	We allow transfers from a Long-Term Guarantee Fixed Account only during the window period. We will not apply an interest rate factor adjustment to a transfer from a Long-Term Guarantee Fixed Account during the window period. The window period is the last 15 calendar days of a guarantee period and the first 15 calendar days of the following guarantee period.

3)	You may not transfer contract value from The Fixed Account to the Long-Term Guarantee Fixed Accounts or a money market fund. For a period of 90 days after you transfer contract value out of The Fixed Account, you may not transfer any contract value into The Fixed Account, the Long-Term Guarantee Fixed Accounts or a money market fund.

Limits on Frequent Trading and Market Timing Activity

This contract and its investment choices are not designed to serve as vehicles for what we have determined to be frequent trading or market timing trading activity. We consider these activities to be abusive trading practices that can disrupt the management of a fund in the following ways:

•	by requiring the fund to keep more of its assets liquid rather than investing them for long-term growth, resulting in lost investment opportunity; and

•	by causing unplanned portfolio turnover.

These disruptions, in turn, can result in increased expenses and can have an adverse effect on fund performance that could impact all contract owners and beneficiaries under the contract, including long-term contract owners who do not engage in these activities. Therefore, we discourage frequent trading and market timing trading activity and will not accommodate frequent transfers of contract value among the funds. Organizations and individuals that intend to trade frequently and/or use market timing investment strategies should not purchase this contract.

We have adopted policies and procedures to help us identify those individuals or entities that we determine may be engaging in frequent trading and/or market timing trading activities. We monitor trading activity to uniformly enforce those procedures. However, those who engage in such activities may employ a variety of techniques to avoid detection. Our ability to detect frequent trading or market timing may be limited by operational or technological systems, as well as by our ability to predict strategies employed by contract owners (or those acting on their behalf) to avoid detection. Therefore, despite our efforts to prevent frequent trading and the market timing of funds among the sub-accounts of the separate account, there can be no assurance that we will be able to identify and curtail every instance of trading of those who trade frequently or those who employ a market timing strategy or those who act as intermediaries on behalf of such persons. Moreover, our ability to discourage and restrict frequent trading or market timing may be limited by decisions of state regulatory bodies and court orders that we cannot predict.

In addition, some of the funds are available with variable products issued by other insurance companies. We do not know the effectiveness of the policies and procedures used by these other insurance companies to detect frequent trading and/or market timing. As a result of these factors, the funds may reflect lower performance and higher expenses across all contracts as a result of undetected abusive trading practices.

If we, or the investment adviser to any of the funds available with this contract, determine that a contract owner’s transfer patterns reflect frequent trading or employment of a market timing strategy, we will not allow the contract owner to submit transfer requests by overnight mail, facsimile transmissions, the telephone, our website, or any other type of electronic medium. Additionally, we may reject any single trade that we determine to be abusive or harmful to the fund. Orders for the purchase of fund shares may be subject to acceptance by the fund. Therefore, we reserve the right to reject, without prior notice, any fund transfer request if the investment in the fund is not accepted for any reason.

The funds may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the funds describe the funds’ frequent trading and market timing policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. We have entered into a written agreement, as required by SEC regulation, with each fund or its principal underwriter that obligates us to provide to the fund promptly upon request certain information about the trading activity of individual contract owners, and to execute instructions from the fund to restrict or prohibit further purchases or transfers by specific contract owners who violate the frequent trading or market timing policies established by the fund.

Contract owners and other persons with interests in the contracts should be aware that the purchase and redemption orders received by the funds generally are “omnibus” orders from intermediaries, such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the funds in their ability to apply their frequent trading or market timing policies and procedures. It may also require that we restrict or prohibit further purchases or transfers as requested by a fund on all contracts owned by a contract owner whose trading activity under one variable contract has violated a fund’s frequent trading or market timing policy. If a fund believes that an omnibus order reflects one or more transfer requests from contract owners engaged in frequent trading or market timing activity, the fund may reject the entire omnibus order.

We will notify you in writing if we reject a transfer or if we implement a restriction due to frequent trading or the use of market timing investment strategies. If we do not accept a transfer request, no change will be made to your allocations per that request. We will then allow you to resubmit the rejected transfer by regular mail only.

Additionally, we may in the future take any of the following restrictive actions that are designed to prevent the employment of a frequent trading or market timing strategy:

•	not accept transfer instructions from a contract owner or other person authorized to conduct a transfer;

•	limit the number of transfer requests that can be made during a contract year; and

•	require the value transferred into a fund to remain in that fund for a particular period of time before it can be transferred out of the fund.

We will apply any restrictive action we take uniformly to all contract owners we believe are employing a frequent trading or market timing strategy. These restrictive actions may not work to deter frequent trading or market timing activity.

We reserve the right to revise our procedures for detecting frequent trading and/or market timing at any time without prior notice if we determine it is necessary to do so in order to better detect frequent trading and/or market timing, to comply with state or federal regulatory requirements, or to impose different restrictions on frequent traders and/or market timers. If we modify our procedures, we will apply the new procedure uniformly to all contract owners.

Transfers During the Income Phase

You may make 6 transfers between the funds each calendar year. We will not assess a transfer fee on those transfers. You cannot transfer from the general account to a fund, but you can transfer from one or more funds to the general account once a contract year. We currently do not restrict the amount that you can transfer. However, we reserve the right to institute a minimum transfer amount equal to $1,000 or the entire value in a fund, The Fixed Account, or Long-Term Guarantee Fixed Account, if less. After a transfer, the minimum amount which must remain in a fund, The Fixed Account, or Long-Term Guarantee Fixed Account is $1,000 unless you have transferred the entire value.

Transfer Programs

For detailed rules and restrictions pertaining to these programs and instructions for electing a program contact our Service Center.

Overview.  We currently offer the following transfer programs:

1)	Separate Account Dollar Cost Averaging Program;

2)	Automatic Rebalancing Program; and

3)	Interest Sweep Option.

•	These programs are only available during the accumulation phase of your contract.

•	You may only participate in one of these programs at any one time.

•	You may not participate in these programs if you have a current election of a DCA Fixed Account.

•	Transfers made through a transfer program are not subject to transfer fees and do not count towards any free transfers you may be permitted each year.

•	We do not charge you for participation in these programs, though we reserve the right to charge for the programs in the future.

Separate Account Dollar Cost Averaging Program.  This program allows you to systematically transfer a set amount from a selected fund to any of the other funds. By allocating amounts on a regular schedule as opposed to allocating the total amount at one particular time, you may be less susceptible to the impact of market fluctuations. Dollar cost averaging does not assure a profit and does not protect you against loss in declining markets. Since dollar cost averaging involves continuous investment in securities regardless of fluctuating price levels of such securities, you should consider your financial ability to continue the program through periods of fluctuating price levels.

Your Separate Account Dollar Cost Averaging Program will terminate:

•	if you withdraw the total contract value;

•	upon payment of the death benefit;

•	if the last transfer you selected has been made;

•	if there is insufficient contract value to make the transfer; or

•	if we receive from you a written request or request over the telephone to terminate the program at our Service Center at least 5 business days prior to the next transfer date.

Automatic Rebalancing Program.  Over time, the performance of each fund may cause your allocation to shift from your original allocation. You can direct us to automatically rebalance your contract value allocated to the funds in order to return to your original percentage allocations by selecting our Automatic Rebalancing Program. Contract value allocated to the fixed accounts cannot participate in the Automatic Rebalancing Program.

This program will terminate:

•	if you withdraw the total contract value;

•	upon payment of the death benefit;

•	if you request that we end the program (in writing or by telephone); or

•	if we receive any unscheduled transfer request.

Interest Sweep Option.  Under this program, we will automatically transfer earnings from your contract value in The Fixed Account to any one fund or combination of funds that you select, except a money market fund. By allocating these earnings to the funds, you can pursue further growth in the value of your contract through more aggressive investments. However, the Interest Sweep Option does not assure a profit and does not protect against loss in declining markets.

This program will terminate:

•	if, as the result of a withdrawal, you no longer have contract value in The Fixed Account;

•	if, at time of transfer, no interest is available for transfer (for example, if the interest earned is required to cover contract related charges or has been part of a partial withdrawal);

•	upon payment of the death benefit; or

•	if we receive your written request or request over the telephone to terminate the program at least 5 business days prior to the next scheduled transfer date.

Withdrawals

Income taxes, tax penalties, contingent deferred sales charges, and certain restrictions may apply to any withdrawal you make.

During the accumulation phase you may withdraw all or a portion of your contract value at any time.

When a partial withdrawal is made from a contract, we reflect the withdrawal as a reduction to the value of the contract’s death benefit and any elected guaranteed minimum accumulation benefit or guaranteed minimum income benefit. We describe this reduction under each feature’s description. Where we reflect the reduction as a percentage of contract value withdrawn, the reduction will be greater when the value of your contract investment choices is lower due to market performance or other variables.

After you withdraw your full contract value, the contract does not provide a death benefit, guaranteed minimum accumulation benefit or guaranteed minimum income benefit.

Unless you instruct us otherwise, we will take any partial withdrawal proportionally from your contract value in the funds, The Fixed Account, and Long-Term Guarantee Fixed Accounts. Currently, the minimum withdrawal amount must be $100 or the entire value in a fund, The Fixed Account, or a Long-Term Guarantee Fixed Account, if less. However, we reserve the right to increase the minimum withdrawal amount to $250.

After you make a partial withdrawal we require you to keep at least $2,000 in your contract. If your partial withdrawal is a required minimum distribution we do not require a minimum contract value following that partial withdrawal. Withdrawals may be subject to the assessment of a contingent deferred sales charge. Unless the withdrawal is during the window period, any withdrawal of contract value from a Long-Term Guarantee Fixed Account will also be subject to an interest rate factor adjustment.

We calculate partial withdrawals from The Fixed Account and Long-Term Guarantee Fixed Accounts on a first-in, first-out basis. In other words, we withdraw amounts attributed to the oldest purchase payments first; then we withdraw amounts attributed to the next oldest purchase payment; and so on.

When you make a total withdrawal you will receive the value of your contract:

•	less any contingent deferred sales charge, if applicable;

•	less any applicable premium tax;

•	less any interest rate factor adjustment, if applicable;

•	less any contract maintenance charge, if applicable, and

•	less any purchase payments we credited to your contract that have not cleared the bank, until they clear the bank.

Requests in Writing.  To request a withdrawal in writing, you must submit to our Service Center, our fully completed partial surrender or surrender form. If your withdrawal involves an exchange or transfer of assets to another financial institution, we also require a “letter of acceptance” from the financial institution.

Requests by Telephone.  You may request certain partial and full withdrawals by telephone. Contact our Service Center for details.

Withdrawal Effective Date.  For written requests, your withdrawal is effective on the business day we receive, at our Service Center, our fully completed partial surrender or surrender form and, if applicable, a “letter of acceptance.” If we receive this item(s) at our Service Center on a non-business day or after our business day closes, your withdrawal request will be effective on the next business day. For telephone requests, your withdrawal is effective on the business day we receive your call. For calls received after the close of the business day, your withdrawal will be effective on the next business day.

Delivery of Withdrawal Amount.  We will pay any withdrawal amount within 7 days of the withdrawal effective date, unless we are required to suspend or postpone withdrawal payments. See “Other Information – Suspension of Payments or Transfers.”

Partial Withdrawals Used to Pay Investment Advisory Fees.  Some contract owners have their assets managed by one or more investment advisers. The investment advisers may assess a fee for their services. Their fees are specified in the respective account agreements and are separate from and in addition to the contract fees and expenses described in this prospectus. Some contract owners authorize their investment advisers to take one or more partial withdrawals from the contract in order to collect advisory or investment management fees. Withdrawals taken from this contract to pay such fees may be subject to a contingent deferred sales charge, income tax and/or tax penalties. We encourage you to determine whether engaging in this activity is appropriate for you.

Systematic Withdrawal Program.  For detailed rules and restrictions pertaining to this program and instructions for electing the program contact our Service Center.

The Systematic Withdrawal Program (SWP) allows you to set up automatic periodic withdrawals from your contract value. We do not charge you for participation in the SWP. We will take any withdrawal under this program proportionally from your contract value in your selected investment choices. You may not participate in the SWP if you elected the Nursing Home Waiver Benefit and we are currently waiving the contingent deferred sales charge in accordance with that benefit.

Your SWP will end:

•	if you withdraw your total contract value;

•	if the next systematic withdrawal will lower your contract value below the minimum contract value we allow following a partial withdrawal, unless your withdrawal is a minimum required distribution;

•	if we receive, in good order, a notification of the owner’s death;

•	if we process the last withdrawal you selected;

•	if your value in a selected fund or The Fixed Account is insufficient to complete the withdrawal;

•	if you begin receiving annuity payments; or

•	if you give us a written request or request over the telephone to terminate your program any time before or on the next withdrawal date.

Transfers Between Transitions Packages I, II & III

If you elect Transitions Package I, II or III, you may transfer among those three packages beginning on your second contract anniversary and on any contract anniversary thereafter. However, you cannot transfer from Transitions Package I, II or III to the Transitions Custom Plan. If you elect the Transitions Custom Plan, you cannot transfer to Transitions Package I, II or III.

If you elect Transitions Package I, II or III, you may transfer among those three Transition Packages subject to the following rules:

•

You will not be able to move between the Transition Packages until your second contract anniversary and then only on any contract anniversary thereafter. Your first contract anniversary is one calendar year from the date we issued your contract.

•	In order to transfer between Transitions Packages, we must receive your written request for the transfer at our Service Center at least 7 calendar days prior to your contract anniversary.

•	The effective date of your newly elected Transitions Package is the contract anniversary at the end of the 7 calendar day election period.

•	Your policy must meet the minimum contract values ($15,000 for non-qualified contracts and $2,000 for qualified contracts).

•	Only one Transitions Package may be in effect at any time.

•	We will issue you a new contract schedule upon your transfer.

Expenses

This section describes the charges and deductions we make under the contract to compensate us for the services and benefits we provide, costs and expenses we incur and risks we assume. We may profit from the charges deducted and we may use any such profits for any purpose, including payment of distribution expenses. These charges and deductions reduce the return on your investment in the contract. These charges and expenses are:

Insurance Charges

Each business day we deduct our insurance charges from the assets of the separate account. We do this as part of our calculation of the value of the accumulation units and the annuity units. The insurance charge has two parts: (1) the mortality and expense risk charge and (2) the administrative charge.

Mortality and Expense Risk Charge

This charge is equal, on an annual basis, to the following percentages of the daily value of the assets invested in each fund, after fund expenses are deducted:

	Transitions Package Plan
Transitions Custom Plan	Transitions Package I	Transitions Package II	Transitions Package III
0.80%	0.80%	1.15%	1.40%

This charge is for:

•

the mortality risk associated with the insurance benefits provided, including our obligation to make annuity payments after the annuity date regardless of how long all annuitants live, the death benefits, and the guarantee of rates used to determine your annuity payments during the income phase; and

•	the expense risk that the current charges will be insufficient to cover the actual cost of administering the contract.

If the current mortality and expense risk charge is not sufficient to cover the mortality and expense risk, we will bear the loss. If this is the case, we may raise the mortality and expense risk charge in order to restore profitability. In no case will we raise the charge above the guaranteed amount, which is 1.50% for the Transitions Custom Plan and Transitions Packages I, II and III. If the amount of the charge is more than sufficient to cover the mortality and expense risk, we will make a profit on the charge. We may use this profit for any purpose, including the payment of marketing and distribution expenses for the contract.

Administrative Charge

This charge is equal, on an annual basis, to the following percentages of the daily value of the assets invested in each fund, after fund expenses are deducted:

	Transitions Package Plan
Transitions Custom Plan	Transitions Package I	Transitions Package II	Transitions Package III
0.15%	0.15%	0.15%	0.15%

We assess this charge, together with the annual contract maintenance charge, to reimburse us for all the expenses associated with the administration of the contract and the separate account. Some of these expenses are: preparation of the contract, confirmations, annual reports and statements, maintenance of contract records, personnel costs, legal and accounting fees, filing fees, and computer and systems costs. We can increase this charge, but the charge will never exceed 0.25% for the Transitions Custom Plan or Transitions Packages I, II and III.

Annual Contract Maintenance Charge

At the end of each contract year, we deduct $40 from your contract as an annual contract maintenance charge. We may increase this charge, but it will not exceed $60. If we increase this charge, we will give you 90 days prior notice. Currently, we will not deduct this charge if, when we are to make the deduction, the value of your contract is $100,000 or more. Subject to state regulations, we will deduct the annual contract maintenance charge proportionately from the investment choices you have selected. The amount of this charge may vary by state.

If you make a total withdrawal of your contract value, and your contract value is less than $100,000, we will deduct the full annual contract maintenance charge. If you apply your entire contract value to an annuity option on a date other than your contract anniversary and your contract value is less than $100,000, we will deduct a pro rata portion of the charge.

Contingent Deferred Sales Charge

We do not deduct a sales charge when we receive a purchase payment. However, we may assess a contingent deferred sales charge on any amount you withdraw that exceeds the free withdrawal amount and the amount you apply to an annuity option. We use this charge to cover certain expenses relating to the sale of the contract.

If you withdraw:

•	From more than one investment choice, we will deduct the contingent deferred sales charge proportionately from the amounts remaining in the investment choice(s) you selected.

•	The total value from an investment choice, we will deduct the contingent deferred sales charge proportionately from amounts remaining in the investment choices that still have value.

•	Your entire contract value, we will deduct the contingent deferred sales charge from the contract value. You will receive a check for the net amount.

The amount of the charge depends on the amount you withdraw or apply to an annuity option and the length of time between when we issued your contract and when you make a withdrawal or apply an amount to an annuity option.

The contingent deferred sales charge for Transitions Packages I, II & III is assessed as follows:

Contract Year When Withdrawal is Made or Contract Value is Applied to an Annuity Option	Charge (as a percentage of the amount you withdraw or apply to an annuity option)
1st Year	7%
2nd Year	7%
3rd Year	7%
4th Year	6%
5th Year	5%
6th Year	4%
7th Year	3%
8th Year and thereafter	0%

For the Transitions Custom Plan contract you may elect the standard 7 year schedule shown above or you may elect one of the following: 1) the 5 year contingent deferred sales charge schedule (for an additional charge); 2) the 9 year contingent deferred sales charge schedule (credit provided if elected). See “Additional Transitions Custom Plan Contract Features” for details about the 5 year and 9 year schedules.

In addition to the free withdrawals and nursing home waiver benefit described later in this section, we will not impose a contingent deferred sales charge under the following circumstances:

•	Upon payment of the death benefit.

•	Currently, upon payment of a minimum required distribution attributable to this contract that exceeds the free withdrawal amount.

•	When you apply all or part of your contract value to an annuity option (except as described under Annuity Option E).

•	If contract value has been applied to an annuity option providing guaranteed payments and upon the annuitant’s death there are remaining guaranteed payments withdrawn by the beneficiary.

•

If you redeem “excess contributions” from a plan qualifying for special income tax treatment. These types of plans are referred to as Qualified Plans, including Individual Retirement Annuities (IRAs). We look to the Internal Revenue Code for the definition and description of excess contributions.

•	If we are currently waiving the contingent deferred sales charge in accordance with the nursing home waiver benefit.

•

When the contract is exchanged for another variable annuity contract issued by us or one of our affiliated insurance companies, of the type and class which we determine is eligible for such an exchange. A contingent deferred sales charge may apply to the contract received in the exchange. A reduced contingent deferred sales charge schedule may apply under this contract if another variable annuity contract issued by us or one of our affiliated insurance companies is exchanged for this contract. Exchange programs may not be available in all states. We have the right to modify, suspend or terminate any exchange program any time without prior notification. If you want more information about our current exchange programs, contact your registered representative or us at our Service Center.

•	If you are 59 1/2 or older, and you apply your entire contract value:

–	to purchase a single premium immediate life annuity issued by us or one of our affiliates; or

–	to purchase a single premium immediate annuity certain, with payments guaranteed for 10 years or more, issued by us or one of our affiliates.

In most states, you may elect a different contingent deferred sales charge schedule under the Transitions Custom Plan. We will provide a credit to your contract or assess an additional charge to your contract depending upon the contingent deferred sales charge feature you elect. Please refer to the Additional Transitions Custom Plan Contract Features section of this prospectus for more information.

Free Withdrawals

The following free withdrawal provisions are available:

Transitions Custom Plan.   In your first contract year, you may withdraw, without incurring a contingent deferred sales charge, up to 10% of your purchase payments reduced by any free withdrawal amount previously taken during the contract year. Beginning in the second contract year, you may withdraw up to 10% of your contract value as of the end of the previous contract year, plus 10% of any purchase payment received in the current contract year, reduced by any free withdrawal amount previously taken during the current contract year.

You may take the 10% in multiple withdrawals each contract year.

In most states, there are other free withdrawal features available under the Transitions Custom Plan for an additional charge. Please refer to the Additional Transitions Custom Plan Contract Features section of this prospectus for more information.

Transitions Packages I & II.   In your first contract year, you may withdraw, without incurring a contingent deferred sales charge, up to 10% of your purchase payments reduced by any free withdrawal amount previously taken during the contract year. Beginning in the second contract year, you may withdraw up to 10% of your contract value as of the end of the previous contract year, plus 10% of any purchase payment received in the current contract year, reduced by any free withdrawal amount previously taken during the current contract year.

You may take the 10% in multiple withdrawals each contract year.

Transitions Package III.  In your first contract year, you may withdraw, without incurring a contingent deferred sales charge, up to 15% of your purchase payments reduced by any free withdrawal amount previously taken during the contract year. Beginning in the second contract year, you may withdraw up to 15% of your contract value as of the end of the previous contract year, plus 15% of any purchase payment received in the current contract year, reduced by any free withdrawal amount previously taken during the current contract year.

For partial withdrawals only, you may carry forward any unused portion of the free withdrawal amount into successive years, up to a maximum of 30% of your previous contract year-end contract value plus any purchase payment received in the current contract year. There will be no allowance for unused free withdrawal amounts accumulated while you participated in Transitions Package I or II.

You may take the 15% in multiple withdrawals each contract year.

Nursing Home Waiver Benefit

Also known in certain states as the Nursing Home Waiver of Contingent Deferred Sales Charge Rider.

Subject to state availability, if you have elected Transitions Package II or III, you may withdraw all or a portion of your contract value without incurring a contingent deferred sales charge if we receive written confirmation at our Service Center that you have been admitted to a licensed nursing care facility after your purchase of this contract subject to the following requirements:

•	The nursing home waiver is not in effect until one contract year has elapsed since you elected Transitions Package II or III.

•

If you resided in a licensed nursing care facility within 2 years prior to electing Transitions Package II or III, the waiver is not available to you; however, for contracts issued in New York, if the waiver is unavailable to you for reasons just described, you will automatically become eligible 2 years following the date of discharge from a licensed nursing care facility.

•	Your stay in a licensed nursing care facility must be prescribed by a physician and be medically necessary.

•	We will require that you provide us with written documentation satisfactory to us that confirms that you still reside in a licensed nursing care facility every time you request a partial withdrawal.

•	You must make each withdrawal request while you are presently confined in a licensed nursing care facility for a period of not less than 90 days.

•

If you transfer to Transitions Package I from either Transitions Package II or III, the nursing home waiver will no longer be available as of the effective date of your transfer to Transitions Package I.

•	If we are currently waiving the contingent deferred sales charge in accordance with this benefit, you may not participate in a systematic withdrawal program.

We define a licensed nursing care facility to be an institution licensed by the state in which it is located to provide skilled nursing care, intermediate nursing care or custodial nursing care.

The nursing home waiver benefit is not a standard feature in the Transitions Custom Plan contract. However, in most states you may elect the nursing home waiver benefit as an additional contract feature for an additional charge. Please refer to the Additional Transitions Custom Plan Contract Features section of this prospectus for more information.

Premium Taxes

Some states and other governmental entities charge premium taxes or similar taxes. We are responsible for the payment of these taxes and will make a deduction from your contract value for them. Some of these taxes are due when your contract value is issued, others are due when annuity payments begin. Currently we do not charge you for these taxes until you begin receiving annuity payments or you make a total withdrawal. We may discontinue this practice and assess the charge when the tax is due. Premium taxes generally range from 0% to 3.5%, depending on the state.

Transfer Fee

During the accumulation phase we do not assess a transfer fee. However, we reserve the right to allow twelve free transfers per calendar year and charge an amount of $20 per transfer in excess of twelve.

During the income phase, we allow 6 transfers each calendar year and they are not subject to a transfer fee.

Income Taxes

We will deduct from the contract any income taxes that we incur because of the operation of the separate account. At the present time, we are not making any such deductions. We will deduct any withholding taxes required by law.

Fund Expenses

The Separate Account purchases shares of the funds at net asset value. The net asset value of each fund reflects investment management fees and other expenses already deducted from the assets of the fund. In addition, one or more of the funds available as an investment choice may pay a distribution fee out of the fund’s assets to us called a “12b-1” fee. Any investment in one of the funds with a 12b-1 fee will increase the cost of your investment in this contract. Please refer to the fund prospectuses for more information regarding these expenses.

Credit Features

In most states, the contract provides for three credit features. We will pay the case size credit from the expense efficiencies that result from contracts with higher contract values. We will pay the electronic document delivery credit from the expense savings that result from the delivery of documents related to the contract in electronic format rather than paper format. We will pay the persistency credit out of increased revenues we receive from contract charges assessed against contracts that are in force for longer periods of time. We provide these credit amounts in lieu of reducing expenses directly.

Except for the Electronic Document Delivery Credit, we calculate all credits based on your contract value as of the end of the contract year. We will apply credits on your immediately following contract anniversary proportionally to the funds that you are invested in as of the date we calculate the credit. If you are not invested in any of the funds when we apply the credit, we will automatically apply the credit to a money market fund.

These credit amounts may be subject to the assessment of a contingent deferred sales charge upon withdrawal or if you elect to receive an annuity payment.

Case Size Credit.  We will provide a credit under the Transitions Custom Plan and Transitions Packages I, II & III to your contract if it exceeds a certain average contract value as of the end of each contract year. We will determine the average contract value for each contract by taking the average of your contract value at the end of each contract year quarter during the current contract year.

We will provide a 0.05% credit to your contract on your contract anniversary if your average contract value is between $250,000 and $1 million as of the end of the immediately preceding contract year.

We will provide a 0.10% credit to your contract on your contract anniversary if your average contract value exceeds $1 million as of the end of the immediately preceding contract year.

Electronic Document Delivery Credit.  We will provide an annual $24 credit under the Transitions Custom Plan and Transitions Packages I, II & III to your contract on your contract anniversary in each contract year if you are participating in our e-DocumentsSM Program as of your contract anniversary. Participation in our e-DocumentsSM Program will provide you with documents related to your contract in electronic format rather than paper format. Examples of these documents include the prospectus, prospectus supplements, and annual and semi-annual reports of the underlying funds. For instructions on how to participate, call our Service Center or see the instructions on the inside cover wrapping this prospectus. We reserve the right to terminate this credit feature at any time.

Persistency Credit.   At the end of each contract year following the expiration of the contingent deferred sales charge period associated with your contract, we will calculate a credit in the amount of 0.05% and apply that credit to your contract on your immediately following contract anniversary date. This credit is available only under the Transitions Custom Plan. We reserve the right to reduce this credit to 0.02% in the future.

The Income Phase

Overview.  If you want to receive regular income from your contract, you may elect to apply all of your contract value to one of the annuity options described in this section and receive fixed and/or variable annuity payments. For non-qualified contracts you may elect to apply all or just a portion of your contract value to an annuity option. If your contract enters the income phase and you do not choose an annuity option, we will assume that you elected Option B with variable payments and 10 years of payments guaranteed. We may base annuity payments on the age and sex of the annuitant under all options except Annuity Option E. We may require proof of age and sex before annuity payments begin.

If your contract value is less than $2,000 on the annuity date, we reserve the right to pay you a lump sum rather than a series of annuity payments. If any annuity payment is less than $100 ($20 for contracts issued in New York), we reserve the right to change the payment basis to equivalent less frequent payments.

Applying Part of Your Contract Value to an Annuity Option.  If your contract is a non-qualified contract, you may elect to apply part of your contract value to an annuity option instead of your full contract value. We will treat the amount applied as a withdrawal. You must specify the portion of your contract value to be applied to an annuity option, and if it is not the full contract value, the amount must be at least $10,000.

We currently do not restrict the number of times in a contract year that you can elect to apply part of your contract value to an annuity option. However, we reserve the right to limit the number of times that you can elect to apply part of your contract value to an annuity option to once a contract year.

If you apply only a part of your contract value to an annuity option, effective for tax years beginning after December 31, 2010, specific requirements apply under Code Section 72(a)(2) in order for payments to be taxed as annuity payments and therefore receive an exclusion ratio. If you elect to apply only a part of your contract value to an annuity option, we will limit your choice of annuity options to those that meet these requirements. Before you apply a portion of your contract value to an annuity option, you should consult a tax adviser and discuss the tax implications associated with such a transaction. For additional information see “Taxes – Taxation of Non-Qualified Contracts.”

Annuity Payment Start Date.  You can choose the month and year in which annuity payments begin. We call that date the annuity date. This date cannot be earlier than five years (13 months for contracts issued in New York) after you purchase your contract. You may choose your annuity date when you purchase your contract. After you purchase your contract you can request an earlier annuity date by notifying us in writing at least 30 days before the annuity date. You can request that we delay your annuity date by notifying us in writing or by telephone any time before or on the annuity date.

Annuity payments must begin by the earlier of:

1)	the 100th birthday of the annuitant or oldest joint annuitant (90th birthday for contracts issued in New York);

2)	your 100th birthday if you are not the annuitant or the 100th birthday of the oldest joint owner (90th birthday for contracts issued in New York); or

3)	the latest date permitted under state law.

If the annuity date is required to be before a 100th birthday, upon written request we will defer the annuity date up to the 100th birthday.

Required Minimum Distributions for Tax-Qualified Contracts.  In order to avoid adverse tax consequences, you should begin to take distributions from your contract no later than the beginning date required by the Internal Revenue Service. These distributions can be withdrawals or annuity payments. The distributions should be at least equal to the minimum amount required by the Internal Revenue Service or paid through an annuity option that complies with the required minimum distribution rules of Internal Revenue Code Section 401(a)(9). If your contract is an individual retirement annuity, the required beginning date should be no later than April 1 of the year after you reach age 70 1/2.

Investment Options and Annuity Payments.  At the annuity date, you may choose whether payments will be fixed, variable, or a combination of both. If you do not tell us otherwise, we will base your annuity payments on the investment allocations that are in place on the annuity date. Therefore, any amounts in the funds will be applied to a variable payout and any amounts in The Fixed Account or a Long-Term Guarantee Fixed Account will be applied to a fixed payout.

Fixed Annuity Payments.  If you choose fixed payments, the payment amount will not vary. The payment amount will depend upon the following:

•	the value of your contract on the annuity date or your Guaranteed Minimum Income Benefit value on the annuity date, if applicable;

•	the annuity option you elect;

•	the age and sex of the annuitant or joint annuitants, if applicable;

•	the minimum guaranteed payout rates associated with your contract;

•	the deduction of a contingent deferred sales charge (may be deducted under Annuity Option E only);

•	the deduction of an interest rate factor adjustment, if applicable; and

•	the deduction of premium taxes, if applicable.

In most states, if the single premium immediate annuity rates offered by MassMutual on the annuity date are more favorable than the minimum guaranteed rates listed in your contract, those rates will be used, unless you are exercising the Guaranteed Minimum Income Benefit.

Variable Annuity Payments.  You may not elect a variable annuity payment if you are exercising the Guaranteed Minimum Income Benefit.

If you choose variable payments, the payment amount will vary with the investment performance of the funds. The first payment amount will depend on the following:

•	the value of your contract on the annuity date;

•	the annuity option you elect;

•	the age and sex of the annuitant or joint annuitants, if applicable;

•	the minimum guaranteed payout rates associated with your contract;

•	an assumed investment rate (AIR) of 4% per year;

•	the deduction of a contingent deferred sales charge (may be deducted under Annuity Option E only);

•	the deduction of an interest rate factor adjustment, if applicable; and

•	the deduction of premium taxes, if applicable.

Future variable payments will depend on the performance of the funds you selected. If the actual performance on an annualized basis exceeds the 4% assumed investment rate plus the deductions for expenses, your annuity payments will increase. Similarly, if the actual rate is less than 4% annualized plus the amount of the deductions, your annuity payments will decrease.

Annuity Unit Values.  In order to keep track of the value of your variable annuity payment, we use a unit of measure called an annuity unit. We calculate the number of your annuity units at the beginning of the income phase. During the income phase, the number of annuity units will not change. However, the value of your annuity units will change to reflect the investment performance of the funds you selected. The insurance charge applied as part of the calculation of the annuity unit value will be the insurance charge assessed at the time you apply all or part of your contract value to an annuity option. The Statement of Additional Information contains more information on how annuity payments and annuity unit values are calculated.

Annuity Options.  The available annuity options are listed in this section in the Annuity Options table. We may consent to other plans of payment in addition to those listed. After annuity payments begin, you cannot change the annuity option, the frequency of annuity payments, or make withdrawals, except as described under Annuity Option E.

Limitation on Payment Options.  If you purchased the contract as a tax-qualified contract, the Internal Revenue Code may impose restrictions on the types of payment options that you may elect.

For non-qualified contracts you may elect to apply part of your contract value to an annuity option instead of your full contract value. If you do, we will limit your choice of annuity options to those that meet the requirements of Internal Revenue Code Section 72(a)(2). For more information see “Taxes – Taxation of Non-Qualified Contracts.”

Annuity Options

We may consent to other plans of payment in addition to those listed, including a Joint and Last Survivor Annuity with Period Certain.

Lifetime Contingent Options
Annuity Option A – Life Income (variable and/or fixed payments)	Number of Annuitants: one Length of Payment Period: For as long as the annuitant lives. Annuity Payments After Death: None. All payments end upon the annuitant’s death.
Annuity Option B – Life Income with Period Certain (variable and/or fixed payments)

Number of Annuitants:  one

Length of Payment Period:  For a guaranteed period of either 5, 10 or 20 years or as long as the annuitant lives, whichever is longer.

Annuity Payments After Death:  When the annuitant dies, if there are remaining guaranteed payments, the beneficiary may elect to continue receiving remaining guaranteed payments or the beneficiary may elect a lump sum payment equal to the commuted value of the remaining guaranteed annuity payments.

Annuity Option C – Joint and Last Survivor Annuity (variable and/or fixed payments)

Number of Annuitants:  two

Length of Payment Period:  For as long as either annuitant lives.

Annuity Payments After Death:  100% of the payment will continue to the surviving annuitant. No payments will continue after the death of both annuitants.

Annuity Option D – Joint and 2/3 Survivor Annuity (variable and/or fixed payments)

Number of Annuitants:  two

Length of Payment Period:  For as long as either annuitant lives.

Annuity Payments After Death:  Two-thirds of the payment will continue to the surviving annuitant. No payments will continue after the death of both annuitants.

Non-Lifetime Contingent Options
Annuity Option E – Period Certain Annuity (variable and/or fixed payments)

Number of Annuitants:  one

Length of Payment Period:  For a specified period no less than five years and no greater than 30 years.

Withdrawal Option/Switch Annuity Option:  If, after you begin receiving payments, you would like to receive all or part of the commuted value of the remaining guaranteed payments under this annuity option at any time, you may elect to receive it in a lump sum or have it applied to another annuity option. If you so elect, your future payments will be adjusted accordingly.

Contingent Deferred Sales Charge:  In most states, we will deduct a contingent deferred sales charge if you apply all or a part of your contract value to this option and the period certain is less than 10 years. If it is permitted in your state, but we do not deduct a contingent deferred sales charge at that time, we will deduct a contingent deferred sales charge if you subsequently request a commuted lump sum payment to yourself or a commuted value to apply to another annuity option.

Annuity Payments After Death:  When the annuitant dies, if there are remaining guaranteed payments, the beneficiary may elect to continue receiving remaining guaranteed payments or the beneficiary may elect a lump sum payment equal to the commuted value of the remaining guaranteed annuity payments. We will not deduct a contingent deferred sales charge.

Death Benefit

Death of Contract Owner During the Accumulation Phase.   If you or the joint owner dies during the accumulation phase, we will pay a death benefit to your primary beneficiary. If the joint owner dies, we will treat the surviving joint owner, if any, as the primary beneficiary. We will treat any other beneficiary designation on record at the time of death as a contingent beneficiary unless you have changed it in writing.

Your beneficiary may request that the death benefit be paid under one of the death benefit options. If your surviving spouse is the sole primary beneficiary, he or she may elect to become the owner of the contract at the death benefit amount payable.

Death Benefit During the Accumulation Phase.  The death benefit depends upon the death benefit feature in effect at the time of your death and the age of the oldest joint owner (or the annuitant’s death and oldest annuitant’s age, if the owner is a non-natural person).

If you are age 80 or beyond when you elect a death benefit feature or transfer between Transition Packages, the only death benefit features that you may elect are the basic death benefit and the basic death benefit with annual ratchet feature.

If your death benefit amount is greater than your contract value at the time you transfer between the Transitions Packages or change death benefit features under the Transitions Custom Plan, the change in death benefit features may result in a decrease in your death benefit amount. Please contact your registered representative for more information on the impact of changing death benefit features after we issue your contract.

Adjusted for Any Withdrawals or Less Any Withdrawals. In this prospectus we describe the formulas we use to determine death benefit amounts. In some formulas we use the language “adjusted for any withdrawals” and in other formulas we use the language “less any withdrawals.” These phrases have different meanings.

Adjusted for Any Withdrawals. If you take a withdrawal, we adjust your death benefit by using the percentage of contract value withdrawn to lower the death benefit by the same percentage. We use the phrase “adjusted for any withdrawals” to describe this treatment of withdrawals within our formulas. Because this adjustment uses the percent of contract value withdrawn, the reduction will be greater when the value of your contract investment choices is lower due to market performance or other variables.

Less Any Withdrawals. If you take a withdrawal, we lower your death benefit by subtracting the dollar amount of the withdrawal. We use the phrase “less any withdrawals” to describe this treatment of withdrawals within our formulas.

Transitions Custom Plan

There are a number of death benefit features available under the Transitions Custom Plan. However, certain death benefit features may not be available in all states.

You may elect only one death benefit feature at a time. If you do not elect a death benefit feature when we issue your contract, the death benefit feature under your contract will be the basic death benefit. We do not assess an additional charge for the basic death benefit. However, we will provide your contract with a credit or assess an additional charge to your contract if you elect one of the other death benefit features. You may add or terminate a death benefit feature on any contract anniversary as long as we receive written notice of your intention to do so at our Service Center at least 7 calendar days prior to your contract anniversary date. Please refer to the Additional Transitions Custom Plan Contract Features section of this prospectus for more information.

Basic Death Benefit.  The death benefit paid will be the amount calculated (and adjusted for any applicable charges) as of the business day we receive proof of death and election of the payment method at our Service Center. Prior to you reaching age 80, the death benefit is the greater of:

•	your contract value; or

•	your purchase payments, less any withdrawals and any applicable charges.

For contracts issued on or after October 1, 2003, subject to state approval and implementation, the words “less any withdrawals” are replaced with the words “adjusted for any withdrawals.” See “Death Benefit – Adjusted for Any Withdrawals or Less Any Withdrawals.”

At age 80 and beyond, the death benefit is your contract value as of the business day we receive proof of death and election of the payment method at our Service Center.

If there are joint owners of the contract, we will use the age of the oldest joint owner to determine the death benefit amount. If the contract is owned by a non-natural person, we will use the age of the annuitant to determine the death benefit amount.

We consider requests to apply part of your contract value to an annuity option as a withdrawal for purposes of calculating the death benefit amount.

References to Age.  Age is as of the nearest birthday. For example, age 80 is generally the period of time between age 79 years, 6 months and 1 day and age 80 and 6 months. See “Age.”

Transitions Package I

The death benefit feature available under Transitions Package I is the basic death benefit.

Basic Death Benefit.  The death benefit paid will be the amount calculated (and adjusted for any applicable charges) as of the business day we receive proof of death and election of the payment method at our Service Center. Prior to you reaching age 80, the death benefit is the greater of:

•	your contract value; or

•	your purchase payments, less any withdrawals and any applicable charges.

For contracts issued on or after October 1, 2003, subject to state approval and implementation, the words “less any withdrawals” are replaced with the words “adjusted for any withdrawals.” See “Death Benefit – Adjusted for Any Withdrawals or Less Any Withdrawals.”

At age 80 and beyond, the death benefit is your contract value as of the business day we receive proof of death at our Service Center and election of the payment method.

If there are joint owners of the contract, we will use the age of the oldest joint owner to determine the death benefit amount. If the contract is owned by a non-natural person, we will use the age of the annuitant to determine the death benefit amount.

We consider requests to apply part of your contract value to an annuity option as a withdrawal for purposes of calculating the death benefit amount.

References to Age.  Age is as of the nearest birthday. For example, age 80 is generally the period of time between age 79 years, 6 months and 1 day and age 80 and 6 months. See “Age.”

Transitions Package II

The death benefit feature available under Transitions Package II is the basic death benefit with 5% roll-up feature. In certain states, the death benefit feature available under Transitions Package II may be the basic death benefit with 3 year reset feature.

Basic Death Benefit with 5% Roll-up Feature.  The death benefit paid will be the amount calculated (and adjusted for any applicable charges) as of the business day we receive proof of death and election of the payment method at our Service Center. The death benefit is the greatest of:

•	your contract value; or

•	the roll-up feature value; or

•	your purchase payments less any withdrawals and applicable charges.

For contracts issued on or after October 1, 2003, subject to state approval and implementation, the words “less any withdrawals” are replaced with the words “adjusted for any withdrawals.” See “Death Benefit – Adjusted for Any Withdrawals or Less Any Withdrawals.”

We recalculate the roll-up feature value when we receive a purchase payment from you or if you make a withdrawal as follows:

1)	The roll-up feature value is equal to the accumulation at interest of all purchase payments adjusted for any withdrawals and applicable charges, but not more than twice the sum of purchase payments less any withdrawals and applicable charges. We will use an effective annual rate of interest of 5% in the following calculations for any period prior to you reaching age 80 and 0% thereafter.

For contracts issued on or after October 1, 2003, subject to state approval and implementation, the words “less any withdrawals” are replaced with the words “adjusted for any withdrawals.” See “Death Benefit – Adjusted for Any Withdrawals or Less Any Withdrawals.”

2)	When a purchase payment is made, the roll-up feature value is equal to the most recently calculated roll-up feature value accumulated to the date of the purchase payment plus the purchase payment.

3)	When a withdrawal is taken, the roll-up feature value is equal to the most recently calculated roll-up feature value accumulated to the date of the withdrawal reduced by an adjustment for withdrawals. The adjustment for withdrawals is equal to:

•	the withdrawal amount, including any applicable charges, divided by your contract value immediately prior to the withdrawal;

•	with the result multiplied by the most recently calculated roll-up feature value accumulated to the date of withdrawal.

4)	On any other date, the roll-up feature value is equal to the most recently calculated roll-up feature accumulated to that date.

If you elect Transitions Package II when we issue your contract, the initial roll-up feature value will be equal to your initial purchase payment. If you transfer to Transitions Package II from Transitions Package III, we will calculate your initial roll-up feature value as if you elected Transitions Package II when we issued your previous Transitions Package. If you transfer to Transitions Package II from Transitions Package I, your contract value on the effective date of the transfer will act as your initial roll-up feature value, subject to the cap of two times the total of all purchase payments less any withdrawals (for contracts issued on or after October 1, 2003, subject to state approval and implementation, the words “less any withdrawals” are replaced with the words “adjusted for any withdrawals.” See “Death Benefit – Adjusted for Any Withdrawals or Less Any Withdrawals.”).

If you transfer from Transitions Package II to Transitions Package I or III, the roll-up feature will not be in effect and the death benefit will be reset to the death benefit available under your new Transitions Package.

If there are joint owners of the contract, we will use the age of the oldest joint owner to determine the death benefit amount. If the contract is owned by a non-natural person, we will use the age of the annuitant to determine the death benefit amount.

We consider requests to apply part of your contract value to an annuity option as a withdrawal for purposes of calculating the death benefit amount.

References to Age.  Age is as of the nearest birthday. For example, age 80 is generally the period of time between age 79 years, 6 months and 1 day and age 80 and 6 months. See “Age.”

Basic Death Benefit with 3 Year Reset Feature.  The death benefit paid will be the amount calculated (and adjusted for any applicable charges) as of the business day we receive proof of death and election of the payment method at our Service Center. The death benefit will be the greatest of:

•	your contract value; or

•	the 3 year reset feature value; or

•	your purchase payments, less any withdrawals and applicable charges.

For contracts issued on or after October 1, 2003, subject to state approval and implementation, the words “less any withdrawals” are replaced with the words “adjusted for any withdrawals.” See “Death Benefit – Adjusted for Any Withdrawals or Less Any Withdrawals.”

Prior to you reaching age 80, we will recalculate the 3 year reset feature value on each 3 year contract anniversary following the date your election of this death benefit is effective or when we receive your purchase payment or you take a withdrawal as follows:

1)	On each 3 year contract anniversary date following the date your election of this death benefit is effective, the 3 year reset feature value is equal to your contract value at that time.

2)	When a purchase payment is made, the 3 year reset feature value is equal to the most recently calculated 3 year reset feature value plus the purchase payment.

3)	When a withdrawal is taken, the 3 year reset feature value is equal to the most recently calculated 3 year reset feature value, reduced by an adjustment for withdrawals. The adjustment for withdrawals is equal to:

•	the withdrawal amount, including any applicable charges, divided by your contract value immediately prior to the withdrawal;

•	with the result multiplied by the most recently calculated 3 year reset feature value.

At age 80 and beyond, the 3 year reset feature value is the 3 year reset feature value at age 80, adjusted for subsequent purchase payments and withdrawals pursuant to the 3 year reset feature value calculation described in 2 and 3 above.

If you elect Transitions Package II when we issue your contract, the initial 3 year reset feature value will be equal to your initial purchase payment. If you transfer to Transitions Package II from Transitions Package I or III after we issue your contract, the initial 3 year reset feature value will be equal to your purchase payments less any withdrawals and applicable charges. If you transfer from Transitions Package II to Transitions Package I or III, the 3 year reset feature will not be in effect and the death benefit will be reset to the death benefit available under your new Transitions Package.

If there are joint owners of the contract, we will use the age of the oldest joint owner to determine the death benefit amount. If the contract is owned by a non-natural person, we will use the age of the annuitant to determine the death benefit amount.

We consider requests to apply part of your contract value to an annuity option as a withdrawal for purposes of calculating the death benefit amount.

References to Age.  Age is as of the nearest birthday. For example, age 80 is generally the period of time between age 79 years, 6 months and 1 day and age 80 and 6 months. See “Age.”

Transitions Package III

The death benefit feature available under Transitions Package III is the basic death benefit with annual ratchet feature. In addition, we will automatically add the earnings enhancement benefit to your basic death benefit with annual ratchet feature. If you elect Transitions Package III after age 80, the earnings enhancement benefit will have no value.

Basic Death Benefit with Annual Ratchet Feature.  The death benefit paid will be the amount calculated (and adjusted for any applicable charges) as of the business day we receive proof of death and election of the payment method at our Service Center. The amount of the death benefit will be the greatest of:

1)	your contract value; or

2)	the highest anniversary value reduced by an adjustment for withdrawals and increased by any purchase payments; or

3)	the amount of purchase payments you have made to the contract less any withdrawals.

For contracts issued on or after October 1, 2003, subject to state approval and implementation, the words “less any withdrawals” are replaced with the words “adjusted for any withdrawals.” See “Death Benefit – Adjusted for Any Withdrawals or Less Any Withdrawals.”

The Highest Anniversary Value.  If you elect Transitions Package III when we issue your contract, your initial highest anniversary value is equal to your initial purchase payment. After we issue your contract if you transfer to Transitions Package III then your initial highest anniversary value equals your contract value on the date the transfer to Transitions Package III is effective. If you transfer from Transitions Package III to Transitions Package I or II, the annual ratchet feature will not be in effect and the death benefit will be reset to the death benefit available under your new Transitions Package.

On each contract anniversary prior to age 80 the highest anniversary value will be recalculated and set to equal the greater of:

a)	the most recently calculated highest anniversary value; or

b)	your contract value on the date of the recalculation.

Age 80 refers to the oldest owner’s age or, if the owner is a non-natural person, the oldest annuitant’s age.

On dates other than the contract anniversary, we will recalculate the highest anniversary value each time you make a purchase payment or a withdrawal. We will increase it by any purchase payments and reduce it by an adjustment for any withdrawals.

At age 80 and above, the highest anniversary value will no longer change and will remain as last calculated except we will increase it if you make subsequent purchase payments and we will adjust it for any subsequent withdrawals. Age 80 refers to the oldest owner’s age or, if the owner is a non-natural person, the oldest annuitant’s age.

If you transfer from Transitions Package III to Transitions Package I or II, the basic death benefit with annual ratchet feature will not be in effect and the death benefit will be reset to the death benefit available under your new Transitions Package.

References to Age.  Age is as of the nearest birthday. For example, age 80 is generally the period of time between age 79 years, 6 months and 1 day and age 80 and 6 months. See “Age.”

Adjustment for Withdrawals.  When we adjust purchase payments for subsequent withdrawals we look at the withdrawal amount, divide it by your contract value just prior to the withdrawal and then multiply that by the most recently adjusted purchase payments prior to the withdrawal.

When we adjust the highest anniversary value for subsequent withdrawals we look at the withdrawal amount, divide it by your contract value just prior to the withdrawal and then multiply that by the most recently calculated highest anniversary value.

We consider requests to apply part of your contract value to an annuity option as a withdrawal for purposes of calculating the death benefit amount.

Earnings Enhancement Benefit.  Subject to state availability, the earnings enhancement benefit acts as a supplement to the basic death benefit with annual ratchet feature. If you elect Transitions Package III after you reach age 80, the earnings enhancement benefit will have no value.

The additional benefit amount is a percentage of your contract’s earnings since you last elected Transitions Package III to the date we determine the death benefit amount. For the purposes of this benefit, we define earnings as the difference between:

•	your contract value and

•	your purchase payments less withdrawals

as of the date of your death.

We base the applicable percentage upon your age as of the date of your last election of Transitions Package III as outlined in the following table:

Ages	Percentage of Earnings
0-69	40%
70-72	25%
73-75	18%
76-78	11%
79-80	7%
81+	0%

If your age is less than 70 as of the date your election of Transitions Package III is effective, this benefit is subject to a maximum benefit amount of 100% of your purchase payments less withdrawals and any applicable charges. If your age is 70 or over as of the date your election of Transitions Package III is effective, this benefit is subject to a maximum of 40% of your purchase payments less withdrawals and any applicable charges.

If you transfer to Transitions Package III after we issue your contract, we will treat the greater of your contract value as of the effective date of your transfer to Transitions Package III or your purchase payments less any withdrawals, as your purchase payment amount for determining your benefit. If you transfer from Transitions Package III to Transitions Package I or II, we will reset the benefit amount and the death benefit under your new Transitions Package will be available. For the purposes of this benefit, we will take any withdrawals from earnings first.

If there are joint owners of the contract, we will use the age of the oldest joint owner to determine the death benefit amount. If the contract is owned by a non-natural person, we will use the age of the annuitant to determine the death benefit amount.

We consider requests to apply part of your contract value to an annuity option as a withdrawal for purposes of calculating the death benefit amount.

References to Age.  Age is as of the nearest birthday. For example, age 80 is generally the period of time between age 79 years, 6 months and 1 day and age 80 and 6 months. See “Age.”

Death Benefit Payment Options During the Accumulation Phase

The availability of certain death benefit options may be limited for tax qualified contracts in order to comply with the required minimum distribution rules.

A beneficiary must elect to receive the death benefit under one of the following options, in the event you die during the accumulation phase:

Option 1 – lump sum payment of the death benefit; or

Option 2 – the payment of the entire death benefit within 5 years of the date of death; or

Option 3 – payment of the death benefit under an annuity option over the lifetime of the beneficiary or over a period not extending beyond the life expectancy of the beneficiary with distribution beginning within 1 year of the date of your death or any joint participant.

Additional Option for a Spouse Who is the Sole Primary Beneficiary.  In addition to options 1, 2 and 3, a surviving spouse who is the sole primary beneficiary under a contract that is either non-qualified or held as a traditional or Roth IRA may elect a lump sum payment of the death benefit, apply the death benefit to an annuity option or continue the contract. Generally, if the contract is continued then: 1) the initial value will equal the death benefit amount; 2) all applicable contract features and benefits will be in the surviving spouse’s name; and 3) the surviving spouse will exercise all of the contract owner’s rights under the contract. Exceptions are as follows: a) if at the time the owner purchased the contract the surviving spouse was over the maximum contract issue age, then the contract cannot be continued; b) if at the time the owner purchased the contract the surviving spouse was over the maximum allowable age for electing a certain feature, then the feature is not available for continuance. An election to continue the contract can only be made once while the contract is in effect.

Lump Sum Payment.  If a lump sum payment is requested, we will pay the amount within 7 calendar days after we receive proof of death and election of the payment method at our Service Center, unless we are required to suspend or delay payment. Payment to the beneficiary, in any form other than a lump sum, may only be elected during the 60 day period beginning with the date of receipt by us of proof of death.

Benefit Management Account.  For lump sum payments of at least $10,000, your beneficiary may elect to receive the death benefit by establishing an interest-bearing draft account called the Benefit Management Account (BMA). We periodically set the interest rate we credit to the BMA. That rate will not be less than the minimum guaranteed interest rate provided under the account. We will send a draftbook to the beneficiary who will have access to all the monies in the account, including interest, by writing a draft for all or part of the proceeds. Our drafts are similar to checks. The minimum draft amount is $250. If the account balance falls below $1,000, the BMA will be closed automatically and a check for the remaining balance, including interest, will be sent to the beneficiary. The beneficiary may close the BMA at any time. No deposits may be paid into the BMA. The BMA is part of our general account and is subject to the claims of our creditors. The BMA is not a bank account or bank deposit and is not insured by the Federal Deposit Insurance Corporation. We may make a profit on amounts left in the BMA. If the contract has been assigned, the BMA is not available for the assignee’s portion of the death benefit. The BMA may not be available in all states. We reserve the right to make changes in the terms and conditions of the BMA.

Election of the BMA shall be treated as an election of a lump sum for tax reporting purposes under Internal Revenue Code Section 72(s). Any interest paid on amounts in the BMA is taxable as ordinary income in the year such interest is credited.

Beneficiary IRA Election.  Beneficiary, Inherited, Legacy or “Stretch” IRAs are all terms used to describe an IRA that is used exclusively to distribute death proceeds of an IRA or other qualified investment to the beneficiary over that beneficiary’s life expectancy in order to meet the required minimum distribution (RMD) rules. Upon the contract owner’s death under an IRA or other qualified contract, a beneficiary(ies) may generally establish a Beneficiary IRA by either purchasing a new annuity contract or in some circumstances, by electing the Beneficiary IRA payout option under the current contract. Until withdrawn, amounts in a Beneficiary IRA or other qualified contract continue to be tax deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the RMD rules, are subject to tax.

Eligibility Requirements/Restrictions:

If a beneficiary(ies) elects to establish a Beneficiary IRA after the death of the contract owner, the following rules apply:

1)	Any withdrawals under a new Beneficiary IRA contract in excess of the RMD may be subject to a contingent deferred sales charge as indicated by the terms of the contract purchased.

2)	For existing annuity contracts with single beneficiaries issued by us or one of our affiliates, the beneficiary will have the option of electing a Beneficiary IRA payout option under the current contract or establishing a Beneficiary IRA by purchasing a new annuity contract issued by us or one of our affiliates. Should the beneficiary decide to elect the Beneficiary IRA payout option under the current contract, any withdrawals in excess of the RMD will not be subject to a contingent deferred sales charge.

3)	For existing annuity contracts with multiple beneficiaries issued by us or one of our affiliates, a beneficiary wishing to establish a Beneficiary IRA funded by an annuity contract issued by us or one of our affiliates must purchase a new annuity contract.

4)	If the existing contract was issued by a company other than us or one of our affiliates, those beneficiaries wishing to establish a Beneficiary IRA funded by an annuity contract issued by us or one of our affiliates must purchase a new annuity contract.

5)	The source of funds to be invested must be from a traditional IRA, SEP IRA, SIMPLE IRA, Beneficiary IRA, TSA, 401(a) or a Qualified Employee Plan (includes Pension Plan, Money Purchase Pension Plan, Profit Sharing Plan, Keogh (HR10), Target Benefit Plan).

6)	Joint ownership of a Beneficiary IRA is not allowed.

7)	The annuity contract will be titled in the beneficiary’s name as beneficiary for the deceased contract owner.

8)	For non-spousal Beneficiary IRAs, RMDs must begin by December 31st of the year following the year of the date of the contract owner’s death. For spousal Beneficiary IRAs, RMDs may be deferred until April 1st of the year following the year the original owner would have attained age 70 ½. The RMD amount will generally be calculated based on the beneficiary’s life expectancy and will be withdrawn on a proportional basis from all investment accounts in which funds are invested. If the original contract owner died after attaining age 70 ½ and was younger than the beneficiary, the RMD amount may be calculated based on the original contract owner’s life expectancy in the year of his or her death. If there is a Beneficiary IRA previously established with another carrier and an RMD is required in the current calendar year, we will process the RMD. If however, an RMD is not required in the current calendar year, an RMD will not be processed until the year it is required.

9)	The contract value at time of issue will be equal to either the death benefit that would have been payable to the beneficiary if a lump sum distribution had been elected, or the contract value of an existing Beneficiary IRA that is being transferred to a new MassMutual annuity.

10)	Additional contributions cannot be applied to the Beneficiary IRA.

11)	Upon the death of the annuitant of the Beneficiary IRA, a death benefit, under the terms of the contract, will be paid to the succeeding beneficiary in a lump sum or over the annuitant’s remaining life expectancy as determined by the applicable IRS table. The annuitant may not be changed on a Beneficiary IRA.

12)

If a Beneficiary IRA is established with a new annuity contract or as a payout option under the current contract, the following optional features, generally available under certain contracts, are unavailable:

MassMutual Lifetime Income Protector, the Guaranteed Minimum Accumulation Benefit, the Guaranteed Minimum Withdrawal Benefit, the Basic Guaranteed Minimum Income Benefit (Basic GMIB) and the Guaranteed Minimum Income Benefits called MassMutual Guaranteed Income Plus 5 (GMIB 5) and MassMutual Guaranteed Income Plus 6 (GMIB 6).

13)	Additional rules may apply. Please consult your registered representative for further information.

14)	We have the right to modify, suspend or terminate the Beneficiary IRA program at any time without prior notification.

Beneficiaries should consult a qualified tax adviser for advice prior to establishing a Beneficiary IRA.

Death of Contract Owner During the Income Phase

If you or the joint owner dies during the income phase, but the annuitant is still alive, we will pay the remaining payments under the annuity option elected at least as rapidly as under the method of distribution in effect at the time of your death.

Death of Annuitant

If the annuitant, who is not the owner or joint owner, dies during the accumulation phase, you can name a new annuitant subject to our approval. If you do not name an annuitant within 30 days of the death of the annuitant, you will become the annuitant. However, if the owner is a non-natural person we will treat the death of the annuitant as the death of the owner, and you may not name a new annuitant. You cannot name a new annuitant once the Income Phase begins.

Upon the death of the annuitant on or after the annuity date, the death benefit, if any, is as specified in the annuity option elected. We will pay death benefits at least as rapidly as under the method of distribution in effect at the annuitant’s death.

Additional Transitions Custom Plan Contract Features

For an additional charge or credit, there are a number of additional contract features available to you if you elect the Transitions Custom Plan. You must elect these features when you apply for a contract unless otherwise stated. If you elect an additional feature after you apply for a contract, the effective date of your election must be on your contract anniversary date immediately following your election. If you elect an additional feature, it will replace the corresponding standard feature available under the Transitions Custom Plan. Certain features may not be available in all states.

If you elect one or more of the following additional features, we will deduct a corresponding charge for each feature you elect or provide your contract with a credit. Charges for the additional features are in addition to the standard contract expenses.

In the first contract year, we base all charges for additional contract features on your purchase payments received by us during that contract year. We will assess a charge for each additional contract feature upon our receipt of each purchase payment made to your contract during your first contract year.

At the end of your first contract year and at the end of every contract year thereafter, we will calculate the charge for each additional contract feature based on your contract value at that time and we will deduct the charge on each contract anniversary while the feature is in effect. We will deduct the entire charge proportionally as follows:

1)	first, from the funds you are invested in as of the time we deduct the charge(s);

2)	if you do not have sufficient value invested in the funds to deduct the entire charge(s) from the funds, then we will deduct the entire charge(s) from the funds plus the fixed accounts you are invested in as of the time we deduct the charge(s) (excluding the Long-Term Guarantee Fixed Accounts); or

3)	if you do not have sufficient value invested in the funds and the fixed accounts (excluding the Long-Term Guarantee Fixed Accounts) to deduct the entire charge(s) from those investment choices, then we will deduct the entire charge(s) from the funds plus all of the fixed accounts you are invested in as of the time we deduct the charge(s).

For contracts issued in New York, charges will only be deducted from your contract value in the funds. We will not deduct charges from your contract value in the fixed accounts.

We calculate a charge assessed out of The Fixed Account and Long-Term Guarantee Fixed Accounts on a first-in, first out basis. In other words, we assess the charge attributed to the oldest purchase payments first; then we assess the charge attributed to the next oldest purchase payment; and so on.

Except for the Electronic Document Delivery Credit, we calculate all credits based on your contract value as of the end of the contract year. We will apply credits on your next succeeding contract anniversary proportionally to the funds that you are invested in as of the date we calculate the credit. If you are not invested in any of the funds when we apply the credit, we will automatically apply the credit to a money market fund.

These credit amounts may be subject to the assessment of a contingent deferred sales charge upon withdrawal or if you elect to receive an annuity payment.

Additional Contingent Deferred Sales Charge Features

Five Year Contingent Deferred Sales Charge Feature.  The Transitions Custom Plan has a standard seven year contingent deferred sales charge schedule. For an additional charge of 0.20%, you can elect a five year contingent deferred sales charge schedule instead of the standard seven year contingent deferred sales charge schedule. You must elect this additional feature at the time you apply for a contract. We will assess this charge during the first five contract years while the contingent deferred sales charge schedule is in effect.

The five year contingent deferred sales charge schedule is as follows:

Contract Year When Withdrawal is Made or Contract Value is Applied to an Annuity Option	Charge (as a percentage of the amount you withdraw or apply to an annuity option)
1	7%
2	7%
3	7%
4	6%
5	5%
6 or more	0%

Nine Year Contingent Deferred Sales Charge Feature.  The Transitions Custom Plan has a standard seven year contingent deferred sales charge schedule. You can elect a nine year contingent deferred sales charge schedule instead of the standard seven year contingent deferred sales charge schedule. If you so elect, we will credit your contract in an amount equal to 0.10% of your contract value as of the end of each contract year. We will apply this credit while the contingent deferred sales charge schedule is in effect. You must elect this additional feature at the time you apply for a contract.

The nine year contingent deferred sales charge schedule is as follows:

Contract Year When Withdrawal is Made or Contract Value is Applied to an Annuity Option	Charge (as a percentage of the amount you withdraw or apply to an annuity option)
1	8%
2	8%
3	7%
4	6%
5	5%
6	4%
7	3%
8	2%
9	1%
10 or more	0%

Additional Free Withdrawal Features

For an additional charge, you can elect one of the following free withdrawal features as a replacement for the standard Transitions Custom Plan 10% free withdrawal provision.

10%/20% Free Withdrawal Feature.  The Transitions Custom Plan has a standard 10% free withdrawal provision. For an additional charge of 0.25%, you can elect the following free withdrawal provision instead of the standard 10% free withdrawal provision:

In your first contract year, you may withdraw, without incurring a contingent deferred sales charge, up to 10% of your purchase payments reduced by any free withdrawal amount previously taken during the contract year. Beginning in the second contract year, you may withdraw up to 20% of your contract value as of the end of the previous contract year, plus 20% of any purchase payment received in the current contract year, reduced by any free withdrawal amount previously taken during the current contract year.

You may take your free withdrawal amount in multiple withdrawals each contract year. You must elect this additional feature at the time you apply for a contract. We will assess the charge for this feature while your contingent deferred sales charge schedule is in effect.

15%/Cumulative to 30% Free Withdrawal Feature.  The Transitions Custom Plan has a standard 10% free withdrawal provision. For an additional charge of 0.15%, you can elect the following free withdrawal provision instead of the standard 10% free withdrawal provision:

In your first contract year, you may withdraw, without incurring a contingent deferred sales charge, up to 15% of your purchase payments reduced by any free withdrawal amount previously taken during the contract year. Beginning in the second contract year, you may withdraw up to 15% of your contract value as of the end of the previous contract year, plus 15% of any purchase payment received in the current contract year, reduced by any free withdrawal amount previously taken during the current contract year. For partial withdrawals only, you may carry forward any unused portion of the free withdrawal amount into successive years, up to a maximum of 30% of your previous contract year-end contract value plus any purchase payment received in the current contract year.

You may take your free withdrawal amount in multiple withdrawals each contract year. You must elect this additional feature at the time you apply for a contract. We will assess this charge while your contingent deferred sales charge schedule is in effect.

Additional Death Benefit Features

There are a number of death benefit features available under the Transitions Custom Plan. However, certain additional death benefit features may not be available in all states.

You may elect only one death benefit feature at a time. If you do not elect a death benefit feature when we issue your contract, the death benefit feature under your contract will be the basic death benefit. We do not assess an additional charge for the basic death benefit. However, we will provide your contract with a credit or assess an additional charge to your contract if you elect one of the additional death benefit features. You may add or terminate a death benefit feature on any contract anniversary as long as we receive written notice of your intention to do so at our Service Center at least 7 calendar days prior to your contract anniversary date.

If you are age 80 or beyond when you elect a death benefit feature, the only death benefit features that you may elect are the basic death benefit and the basic death benefit with annual ratchet feature.

If your death benefit amount is greater than your contract value at the time you change death benefit features under the Transitions Custom Plan, the change in death benefit features may result in a decrease in your death benefit amount. Please contact your registered representative for more information on the impact of changing death benefit features after we issue your contract.

Contract Value Death Benefit.  You can elect the contract value death benefit to serve as your Transitions Custom Plan death benefit instead of the basic death benefit. If you so elect, we currently calculate a credit in the amount of 0.05% of your contract value as of the end of each contract year while this death benefit feature is in effect. We apply the credit on your immediately following contract anniversary. We reserve the right to reduce this credit to 0.02% in the future.

The contract value death benefit is equal to your contract value as of the business day we receive proof of death and election of the payment method at our Service Center.

Basic Death Benefit with 3 Year Reset Feature.  You can elect the basic death benefit with 3 year reset feature to serve as your Transitions Custom Plan death benefit instead of the basic death benefit. If you so elect, we currently deduct an additional charge of 0.10%. We reserve the right to increase this charge, but it may never exceed 0.20% if you are age 60 or less; 0.30% if you are age 61 through age 70; or 0.70% if you are age 71 or older.

The death benefit paid will be the amount calculated (and adjusted for any applicable charges) as of the business day we receive proof of death and election of the payment method at our Service Center.

The death benefit will be the greatest of:

•	your contract value; or

•	the 3 year reset feature value; or

•	your purchase payments, less any withdrawals and applicable charges.

For contracts issued on or after October 1, 2003, subject to state approval and implementation, the words “less any withdrawals” are replaced with the words “adjusted for any withdrawals.” See “Death Benefit – Adjusted for Any Withdrawals or Less Any Withdrawals.”

Prior to you reaching age 80, we will recalculate the 3 year reset feature value on each 3 year contract anniversary following the date your election of this death benefit is effective or when we receive your purchase payment or you take a withdrawal as follows:

1)	On each 3 year contract anniversary date following the date your election of this death benefit is effective, the 3 year reset feature value is equal to your contract value at that time.

2)	When a purchase payment is made, the 3 year reset feature value is equal to the most recently calculated 3 year reset feature value plus the purchase payment.

3)	When a withdrawal is taken, the 3 year reset feature value is equal to the most recently calculated 3 year reset feature value, reduced by an adjustment for withdrawals. The adjustment for withdrawals is equal to:

•	the withdrawal amount, including any applicable charges, divided by your contract value immediately prior to the withdrawal;

•	with the result multiplied by the most recently calculated 3 year reset feature.

At age 80 and beyond, the 3 year reset feature value is the 3 year reset feature value at age 80, adjusted for subsequent purchase payments and withdrawals pursuant to the 3 year reset feature value calculation described in 2 and 3 above.

If you elect this death benefit feature after we issue your contract, the initial 3 year reset feature value on the date your election of this death benefit is effective will be equal to the lesser of your contract value or your purchase payments, less withdrawals. If you terminate this death benefit feature, your death benefit will be reset to the basic death benefit unless you select another death benefit feature instead.

If there are joint owners of the contract, we will use the age of the oldest joint owner to determine the death benefit amount. If the contract is owned by a non-natural person, we will use the age of the annuitant to determine the death benefit amount.

We consider requests to apply part of your contract value to an annuity option as a withdrawal for purposes of calculating the death benefit amount.

References to Age.  Age is as of the nearest birthday. For example, age 80 is generally the period of time between age 79 years, 6 months and 1 day and age 80 and 6 months. See “Age.”

Basic Death Benefit with 5% Roll-up Feature.  You can elect the basic death benefit with 5% roll-up feature to serve as your Transitions Custom Plan death benefit instead of the basic death benefit. If you so elect, we currently deduct an additional charge of 0.40%. We reserve the right to increase this charge, but it may never exceed 0.50% if you are age 60 or less; 0.75% if you are age 61 through age 70; or 1.20% if you are age 71 or older.

The death benefit paid will be the amount calculated (and adjusted for any applicable charges) as of the business day we receive proof of death and election of the payment method at our Service Center.

The death benefit is the greatest of:

•	your contract value; or

•	the roll-up feature value; or

•	your purchase payments less any withdrawals and applicable charges.

For contracts issued on or after October 1, 2003, subject to state approval and implementation, the words “less any withdrawals” are replaced with the words “adjusted for any withdrawals.” See “Death Benefit – Adjusted for Any Withdrawals or Less Any Withdrawals.”

We recalculate the roll-up feature value when we receive a purchase payment from you or if you make a withdrawal as follows:

1)	The roll-up feature value is equal to the accumulation at interest of all purchase payments adjusted for any withdrawals and applicable charges, but not more than twice the sum of purchase payments adjusted for any withdrawals and applicable charges. We will use an effective annual rate of interest of 5% in the following calculations for any period prior to you reaching age 80 and 0% thereafter.

2)	When a purchase payment is made, the roll-up feature value is equal to the most recently calculated roll-up feature value accumulated to the date of the purchase payment plus the purchase payment.

3)	When a withdrawal is taken, the roll-up feature value is equal to the most recently calculated roll-up feature value accumulated to the date of the withdrawal reduced by an adjustment for withdrawals. The adjustment for withdrawals is equal to:

•	the withdrawal amount, including any applicable charges, divided by your contract value immediately prior to the withdrawal;

•	with the result multiplied by the most recently calculated roll-up feature value accumulated to the date of withdrawal.

4)	On any other date, the roll-up feature value is equal to the most recently calculated roll-up feature value accumulated to that date.

If you elect this death benefit feature after we issue your contract, the initial roll-up feature value on the date your election of this death benefit feature is effective is equal to your contract value at that time. If you elect this death benefit feature after we issue your contract and your prior death benefit feature was not the basic death benefit with combination feature, we must add the earnings enhancement benefit feature to your death benefit. Under these circumstances, the maximum benefit for the roll-up feature value is equal to two times the contract value at the time of your election of the feature adjusted for subsequent purchase payments and withdrawals. If you elect this death benefit feature after we issue your contract and your previous death benefit feature was the basic death benefit with combination feature, the 5% roll-up death benefit feature will continue to accrue and the maximum limit will remain the same as under the basic death benefit with combination feature. If you terminate this death benefit feature, your death benefit will be reset to the basic death benefit unless you select another death benefit feature instead.

If there are joint owners of the contract, we will use the age of the oldest joint owner to determine the death benefit amount. If the contract is owned by a non-natural person, we will use the age of the annuitant to determine the death benefit amount.

We consider requests to apply part of your contract value to an annuity option as a withdrawal for purposes of calculating the death benefit amount.

References to Age.  Age is as of the nearest birthday. For example, age 80 is generally the period of time between age 79 years, 6 months and 1 day and age 80 and 6 months. See “Age.”

Basic Death Benefit with Annual Ratchet Feature.  You can elect the basic death benefit with the annual ratchet feature to serve as your Transitions Custom Plan death benefit instead of the basic death benefit. If you so elect, we currently deduct an additional charge of 0.25%. We reserve the right to increase this charge, but it may never exceed 0.35% if you are age 60 or less; 0.55% if you are age 61 through age 70; or 0.80% if you are age 71 or older.

The death benefit paid will be the amount calculated (and adjusted for any applicable charges) as of the business day we receive proof of death and election of the payment method at our Service Center.

The amount of the death benefit will be the greatest of:

1)	your contract value; or

2)	the highest anniversary value reduced by an adjustment for withdrawals and increased by any purchase payments; or

3)	the amount of purchase payments you have made to the contract less any withdrawals.

For contracts issued on or after October 1, 2003, subject to state approval and implementation, the words “less any withdrawals” are replaced with the words “adjusted for any withdrawals.” See “Death Benefit – Adjusted for Any Withdrawals or Less Any Withdrawals.”

The Highest Anniversary Value.  If you elect the basic death benefit with annual ratchet feature when we issue your contract, your initial highest anniversary value is equal to your initial purchase payment. If you make your election after we issue your contract, your initial highest anniversary value equals your contract value on the date the election is effective.

On each contract anniversary prior to age 80 the highest anniversary value will be recalculated and set to equal the greater of:

a)	the most recently calculated highest anniversary value; or

b)	your contract value on the date of the recalculation.

Age 80 refers to the oldest owner’s age or, if the owner is a non-natural person, the oldest annuitant’s age.

On dates other than the contract anniversary, we will recalculate the highest anniversary value each time you make a purchase payment or a withdrawal. We will increase it by any purchase payments and reduce it by an adjustment for any withdrawals.

At age 80 and above, the highest anniversary value will no longer change and will remain as last calculated except we will increase it if you make subsequent purchase payments and we will adjust it for any subsequent withdrawals. Age 80 refers to the oldest owner’s age or, if the owner is a non-natural person, the oldest annuitant’s age.

If you elect this death benefit feature after we issue your contract, the initial highest anniversary value equals the lesser of your contract value or your purchase payments less withdrawals as of the date the election is effective. If you elect this death benefit feature after we issue your contract and your previous death benefit feature was the basic death benefit with combination feature, then the annual ratchet feature will continue under this death benefit feature. If you terminate this death benefit feature, your death benefit will be reset to the basic death benefit unless you elect another death benefit feature.

References to Age.  Age is as of the nearest birthday. For example, age 80 is generally the period of time between age 79 years, 6 months and 1 day and age 80 and 6 months. See “Age.”

Adjustment for Withdrawals.  When we adjust purchase payments for subsequent withdrawals we look at the withdrawal amount, divide it by your contract value just prior to the withdrawal and then multiply that by the most recently adjusted purchase payments prior to the withdrawal.

When we adjust the highest anniversary value for subsequent withdrawals we look at the withdrawal amount, divide it by your contract value just prior to the withdrawal and then multiply that by the most recently calculated highest anniversary value.

We consider requests to apply part of your contract value to an annuity option as a withdrawal for purposes of calculating the death benefit amount.

Basic Death Benefit with Combination Feature.  You can elect the basic death benefit with the combination feature to serve as your Transitions Custom Plan death benefit instead of the basic death benefit. If you so elect, we currently deduct an additional charge of 0.45%. We reserve the right to increase this charge, but it may never exceed 0.50% if you are age 60 or less; 0.80% if you are age 61 through age 70; or 1.25% if you are age 71 or older.

The basic death benefit with combination feature is a combination of the basic death benefit with 5% roll-up feature and the basic death benefit with annual ratchet feature.

The death benefit paid will be the amount calculated (and adjusted for any applicable charges) as of the business day we receive proof of death and election of the payment method at our Service Center.

The death benefit is the greatest of:

•	your contract value; or

•	the value of the annual ratchet feature; or

•	the value of the roll-up feature; or

•	your purchase payments, less any withdrawals and any applicable charges.

For contracts issued on or after October 1, 2003, subject to state approval and implementation, the words “less any withdrawals” are replaced with the words “adjusted for any withdrawals.” See “Death Benefit – Adjusted for Any Withdrawals or Less Any Withdrawals.”

Please refer to the “Basic Death Benefit with Annual Ratchet Feature” and the “Basic Death Benefit with 5% Roll-Up Feature” for an explanation as to how we calculate those two features.

If you elect this death benefit feature after we issue your contract and your previous death benefit feature was neither the basic death benefit with annual ratchet feature nor the basic death benefit with 5% roll-up feature, your contract value on the date your election of this death benefit feature is effective will act as the initial purchase payment. If your previous death benefit feature was the basic death benefit with annual ratchet feature, the annual ratchet feature will continue to accrue and the 5% roll-up feature will start accruing at your contract value at the time your election of this death benefit feature is effective. If your previous death benefit feature was the basic death benefit with 5% roll-up feature, the 5% roll-up death benefit will continue to accrue subject to its maximum limitation, and the annual ratchet death benefit will start accruing at your contract value at the time your election of this death benefit feature is effective.

If you elect this death benefit feature after we issue your contract and your previous death benefit option was neither the basic death benefit with annual ratchet feature nor the basic death benefit with 5% roll-up feature, we will automatically add the earnings enhancement death benefit feature to your death benefit as of the time your election of this death benefit feature is effective. If you terminate this death benefit feature, your death benefit will be reset to the basic death benefit unless you select another death benefit feature instead.

If there are joint owners of the contract, we will use the age of the oldest joint owner to determine the death benefit amount. If the contract is owned by a non-natural person, we will use the age of the annuitant to determine the death benefit amount.

We consider requests to apply part of your contract value to an annuity option as a withdrawal for purposes of calculating the death benefit amount.

References to Age.  Age is as of the nearest birthday. For example, age 80 is generally the period of time between age 79 years, 6 months and 1 day and age 80 and 6 months. See “Age.”

Earnings Enhancement Benefit Feature

For an additional charge, you can elect the earnings enhancement benefit to supplement any death benefit feature you have elected under the Transitions Custom Plan. If you so elect, the charge we deduct will depend upon the death benefit feature you have elected. We deduct an additional charge currently at the following rates:

Death Benefit Feature	Charge
Basic Death Benefit	0.25%
Contract Value Death Benefit	0.30%
Basic Death Benefit with 3 Year Reset Feature	0.20%
Basic Death Benefit with 5% Roll-up Feature	0.15%
Basic Death Benefit with Annual Ratchet Feature	0.15%
Basic Death Benefit with Combination Feature	0.15%

We reserve the right to increase this charge, but it may never exceed 0.45%.

The additional benefit amount is a percentage of your contract’s earnings since your election of this feature is effective to the date we determine the death benefit amount. For the purposes of this benefit, we define earnings as the difference between:

•	your contract value and

•	your purchase payments less withdrawals as of the date of your death. For the purposes of this benefit, we will take any withdrawals from earnings first.

We base the applicable percentage upon your age as of the date of your last election of this feature as outlined in the following table:

Ages	Percentage of Earnings
0-69	40%
70-72	25%
73-75	18%
76-78	11%
79-80	7%
81+	0%

If your age as of the date your election of this feature is effective is less than age 70, this benefit is subject to a maximum benefit amount of 100% of your purchase payments less withdrawals and any applicable charges. If your age as of the date your election of this feature is effective is age 70 or over, this benefit is subject to a maximum of 40% of your purchase payments less withdrawals and any applicable charges. For the purposes of this benefit, we will take any withdrawals from earnings first.

If you terminate this feature, the earnings enhancement feature benefit amount will no longer be payable. If you elect this feature after we issue your contract, we will treat the greater of your contract value as of the effective date of your election of this feature or your purchase payments less any withdrawals as your purchase payment amount for determining your benefit.

You may not elect the Earnings Enhancement Benefit after you reach age 80.

If there are joint owners of the contract, we will use the age of the oldest joint owner to determine the death benefit amount. If the contract is owned by a non-natural person, we will use the age of the annuitant to determine the death benefit amount.

We consider requests to apply part of your contract value to an annuity option as a withdrawal for purposes of calculating the death benefit amount.

References to Age.  Age is as of the nearest birthday. For example, age 80 is generally the period of time between age 79 years, 6 months and 1 day and age 80 and 6 months. See “Age.”

Guaranteed Minimum Income Benefits

For an additional charge, the Transitions Custom Plan offers three distinct guaranteed minimum income benefits. A guaranteed minimum income benefit ensures the availability of a minimum amount when you choose to apply your contract value to an annuity option. We refer to this minimum amount as the guaranteed annuitization value. If you do not choose to apply your entire contract value to an annuity option, you will not receive a benefit under any of the guaranteed minimum income benefits. The guaranteed minimum income benefit may provide protection in the event of lower contract values that may result from the investment performance of the contract.

You may elect a guaranteed minimum income benefit when you apply for your contract and on any contract anniversary after we issue your contract as long as we receive written notice of your intention to do so at our Service Center prior to your contract anniversary date. If you elect this benefit when we issue your contract, your initial guaranteed annuitization value will be your initial purchase payment. If you add this benefit after we issue your contract, your initial guaranteed annuitization value will be the lesser of:

•	your total purchase payments less withdrawals or

•	your contract value

as of the date you elect this benefit.

We will add your additional purchase payments to the guaranteed minimum income benefit amount and accumulate them from the date we receive the purchase payment until you reach the maximum benefit amount. For withdrawals, the benefit amount is equal to the most recently calculated guaranteed minimum income benefit reduced by an adjustment for withdrawals. The adjustment for withdrawals is equal to:

•	the withdrawal amount, including any applicable charges, divided by your contract value immediately prior to the withdrawal;

•	with the result multiplied by the most recently calculated guaranteed minimum income benefit.

The three guaranteed minimum income benefits are subject to the following restrictions:

•	The guaranteed minimum income benefit becomes irrevocable 30 calendar days after your election of this benefit is effective.

•

The guaranteed minimum income benefit is only available when you apply the full amount of your contract value to an annuity option. If you apply part of your contract value to an annuity option the guaranteed minimum income benefit is not available and we will treat the request as a withdrawal for purposes of adjusting the guaranteed annuitization value.

•	The maximum benefit is 200% of your purchase payments adjusted for withdrawals.

•	Accumulation of the benefit will stop when the annuitant reaches age 80 or the maximum benefit amount is achieved, whichever occurs first.

•	You may not elect the guaranteed minimum income benefit feature once the annuitant reaches age 80.

•	You may apply the guaranteed minimum annuitization value to an annuity payment option once this benefit has been in effect for 7 years and the annuitant reaches age 60.

•	You can apply the benefit only to receive fixed payments from any life contingent annuity option. (Currently, Annuity Options A, B, C and D.)

•

If you elect either the 3% or 5% guaranteed minimum income benefit, we will not credit any interest to your guaranteed minimum income benefit for the entire contract year if your contract value invested in the fixed accounts and the money market funds exceeds 30% of your total contract value at any time during the contract year. However, if your investment in the fixed accounts and the money market funds exceeds 30% of your total contract value solely as a result of fluctuations in the performance of the funds in which you are invested, then we will continue to credit the applicable rate of interest to your guaranteed minimum income benefit.

We use the age of the annuitant or the oldest joint annuitant, if applicable, to determine the guaranteed minimum income benefit. Age is as of nearest birthday, see “Age.”

We consider requests to apply part of your contract value to an annuity option as a withdrawal for purposes of calculating the guaranteed minimum income benefit.

Important Guaranteed Minimum Income Benefit (GMIB) Considerations.  A GMIB ensures the availability of a minimum amount when you choose to receive fixed payments from any life contingent annuity option. This feature may provide protection in the event of lower contract values that may result from the performance of the investment choices you choose. However, this feature may not be appropriate for all contract owners. You should understand the GMIB completely before you elect this feature.

•	A GMIB does not in any way guarantee the performance of any of the investment choices available under this contract.

•

The GMIB becomes irrevocable 30 calendar days after your election of this feature is effective. Therefore, if you elect to use your contract value to receive annuity payments because it is greater than the guaranteed annuitization value, we will not refund to you the charges we have assessed against your contract for electing this feature.

•	Withdrawals will negatively impact the GMIB.

•

Consult a tax adviser before considering the GMIB in conjunction with a tax-qualified contract because the GMIB has limited usefulness if the contract is subject to IRS minimum distribution requirements.

•	Please consult with a qualified financial professional when you are evaluating the GMIB and all other aspects of the contract.

Payout Rates, Contract Value and the GMIB. When you enter the Income Phase, we calculate your annuity payments using the values which provide the most favorable annuity payment, either: 1) the guaranteed annuitization value and the guaranteed payout rates in your contract; 2) your contract value and the guaranteed payout rates in your contract; or 3) your contract value and current payout rates.

Return of Purchase Payment Guaranteed Minimum Income Benefit.  The return of purchase payment guaranteed minimum income benefit provides that the guaranteed annuitization value will be your total purchase payments adjusted for withdrawals that you have taken. If you elect the return of purchase payment guaranteed minimum income benefit, we currently deduct an additional charge of 0.05%. We reserve the right to increase this charge, but it may never exceed 0.20%. We will discontinue assessing this charge when you apply your contract value to an annuity option or if you terminate the guaranteed minimum income benefit feature within thirty calendar days after your election of the benefit is effective.

3% Guaranteed Minimum Income Benefit.  The 3% guaranteed minimum income benefit provides that the guaranteed annuitization value will be accumulated at a compounded annual rate of 3% starting on the date you elected this feature. If you elect the 3% guaranteed minimum income benefit, we currently deduct an additional charge of 0.20%. We reserve the right to increase this charge, but it may never exceed 0.30%. We will discontinue assessing this charge when you apply your contract value to an annuity option or if you terminate the guaranteed minimum income benefit feature within thirty calendar days after your election of the benefit is effective.

5% Guaranteed Minimum Income Benefit.  The 5% guaranteed minimum income benefit provides that the guaranteed annuitization value will be accumulated at a compounded annual rate of 5% starting on the date you elected this feature. If you elect the 5% guaranteed minimum income benefit, we currently deduct an additional charge of 0.35%. We reserve the right to increase this charge, but it may never exceed 0.55%. We will discontinue assessing this charge when you apply your contract value to an annuity option or if you terminate the guaranteed minimum income benefit feature within thirty calendar days after your election of the benefit is effective.

Guaranteed Minimum Accumulation Benefits

For an additional charge, the Transitions Custom Plan offers two distinct guaranteed minimum accumulation benefits. A guaranteed minimum accumulation benefit ensures the availability of a minimum contract value at the end of a specified benefit period. Unlike the guaranteed minimum income benefit, you do not have to elect to receive annuity payments in order to utilize the guaranteed minimum accumulation benefit. The guaranteed minimum accumulation benefit may provide protection in the event of lower contract values that may result from the investment performance of the contract.

You may elect a guaranteed minimum accumulation benefit when you apply for your contract or on any contract anniversary after we issue your contract as long as we receive written notice of your intention to do so at our Service Center prior to your contract anniversary date. The guaranteed minimum accumulation benefit becomes irrevocable 30 calendar days after your election of the benefit is effective.

Important Guaranteed Minimum Accumulation Benefit (GMAB) Considerations.  A GMAB ensures the availability of a minimum contract value at the end of a specified benefit period. This feature may provide protection in the event of lower contract values that may result from the performance of the investment choices you choose. However, this feature may not be appropriate for all contract owners. You should understand the GMAB completely before you elect this feature.

•	A GMAB does not in any way guarantee the performance of any of the investment choices available under this contract.

•

The GMAB becomes irrevocable 30 calendar days after your election of this feature is effective. Therefore, if your contract value is greater than your benefit amount as of the end of the benefit period, we will not refund to you the charges we have assessed against your contract for electing this feature.

•	Withdrawals will negatively impact the GMAB.

•

Consult a tax adviser before considering the GMAB in conjunction with a tax-qualified contract because the GMAB has limited usefulness if the contract is subject to IRS minimum distribution requirements.

•	Please consult with a qualified financial professional when you are evaluating the GMAB and all other aspects of the contract.

Return of Purchase Payment Guaranteed Minimum Accumulation Benefit.  The return of purchase payment guaranteed minimum accumulation benefit provides for a minimum benefit after a specified period of time. If you elect the return of purchase payment guaranteed minimum accumulation benefit when we issue your contract, the guaranteed minimum accumulation benefit will be your total purchase payments as of the end of the second contract year after you elect this benefit, adjusted for any withdrawals you have taken during the benefit period. If you elect this benefit after we have issued your contract, the guaranteed minimum accumulation benefit is the lesser of:

•	your total purchase payments less any withdrawals or

•	your contract value as of the date your election of this benefit is effective,

plus your purchase payments made for two contract years following the effective date of your election adjusted for subsequent withdrawals until the benefit is payable.

For withdrawals, the benefit amount is equal to the most recently calculated guaranteed minimum accumulation benefit reduced by an adjustment for withdrawals. The adjustment for withdrawals is equal to:

•	the withdrawal amount, including any applicable charges, divided by your contract value immediately prior to the withdrawal;

•	with the result multiplied by the most recently calculated guaranteed minimum accumulation benefit

The benefit period for the return of purchase payment guaranteed minimum accumulation benefit is ten years after your election of this benefit is effective. Your benefit is not available to you until the end of the benefit period. At the end of the benefit period, we will increase your contract value to equal the guaranteed minimum accumulation benefit amount if the guaranteed minimum accumulation benefit amount exceeds your contract value at that time. If your contract value exceeds the guaranteed minimum accumulation benefit amount at the end of the benefit period, we will not increase your contract value. In either case, the guaranteed minimum accumulation benefit feature will terminate at this time and no benefits or charges will accrue thereafter. The benefit period may vary in certain states.

We consider requests to apply part of your contract value to an annuity option as a withdrawal for purposes of calculating the guaranteed minimum accumulation benefit.

If you elect the return of purchase payment guaranteed minimum accumulation benefit, we currently deduct an additional charge of 0.35%. We reserve the right to increase this charge, but it may never exceed 0.50%. We will discontinue assessing this charge at the end of the benefit period, if you apply your contract value to an annuity option or if you terminate the guaranteed minimum accumulation benefit feature within thirty calendar days after your election of the benefit is effective.

Two Times Return of Purchase Payment Guaranteed Minimum Accumulation Benefit.  The two times return of purchase payment guaranteed minimum accumulation benefit provides for a minimum benefit after a specified period of time. If you elect the two times return of purchase payment guaranteed minimum accumulation benefit when we issue your contract, the guaranteed minimum accumulation benefit will be two times your total purchase payments as of the end of the second contract year after you elect this benefit, adjusted for any withdrawals you have taken during the benefit period. If you elect this benefit after we have issued your contract, the guaranteed minimum accumulation benefit is the lesser of:

•	two times your total purchase payments less any withdrawals; or

•	two times your contract value as of the date your election of this benefit is effective,

plus two times your purchase payments made for two contract years following the effective date of your election adjusted for subsequent withdrawals until the benefit is payable.

For withdrawals, the benefit amount is equal to the most recently calculated guaranteed minimum accumulation benefit reduced by an adjustment for withdrawals. The adjustment for withdrawals is equal to:

•	the withdrawal amount, including any applicable charges, divided by your contract value immediately prior to the withdrawal;

•	with the result multiplied by the most recently calculated guaranteed minimum accumulation benefit

The benefit period for the two times return of purchase payment guaranteed minimum accumulation benefit is twenty years (twenty-six years for contracts issued in New York) after your election of this benefit is effective. Your benefit is not available to you until the end of the benefit period. At the end of the benefit period we will increase your contract value to equal the guaranteed accumulation benefit amount if the guaranteed minimum accumulation benefit amount exceeds your contract value at that time. If your contract value exceeds the guaranteed minimum accumulation benefit amount at the end of the benefit period, we will not increase your contract value. In either case, the guaranteed minimum accumulation benefit feature will terminate at this time and no benefits or charges will accrue thereafter. The benefit period may vary in certain states.

You may not elect the two times return of purchase payment guaranteed minimum accumulation benefit feature once you reach age 80. This age restriction may vary in certain states. Age is as of nearest birthday, see “Age.”

We consider requests to apply part of your contract value to an annuity option as a withdrawal for purposes of calculating the guaranteed minimum accumulation benefit.

If you elect the two times return of purchase payment guaranteed minimum accumulation benefit, we currently deduct an additional charge of 0.35%. We reserve the right to increase this charge, but it may never exceed 0.50%. We will discontinue assessing this charge at the end of the benefit period, if you apply your contract value to an annuity option or if you terminate the guaranteed minimum accumulation benefit feature within thirty calendar days after your election of the benefit is effective.

Nursing Home Waiver Benefit

Also known in certain states as the Nursing Home Waiver of Contingent Deferred Sales Charge Rider.

For an additional charge, the Transitions Custom Plan offers a nursing home waiver benefit. If you elect the nursing home waiver benefit, we currently deduct an additional charge of 0.05%. We reserve the right to increase this charge, but it may never exceed 0.10%. We will assess this charge while the contingent deferred sales charge schedule is in effect. You must elect this additional feature at the time you apply for a contract.

If you have elected the nursing home waiver benefit, you may withdraw all or a portion of your contract value without incurring a contingent deferred sales charge if we receive written confirmation at our Service Center that you have been admitted to a licensed nursing care facility after your purchase of this contract subject to the following requirements:

•	The nursing home waiver is not in effect until one contract year has elapsed since you elected this benefit.

•	This waiver is not available if you resided in a licensed nursing care facility within 2 years prior to your election of this benefit.

•	Your stay in a licensed nursing care facility must be prescribed by a physician and be medically necessary.

•	We will require that you provide us with written documentation satisfactory to us that confirms that you still reside in a licensed nursing care facility every time you request a partial withdrawal.

•	You must make each withdrawal request while you are presently confined in a licensed nursing care facility for a period of not less than 90 days.

You may not participate in the systematic withdrawal program if you elected the nursing home waiver benefit and we are currently waiving the contingent deferred sales charge in accordance with that benefit.

We define a licensed nursing care facility to be an institution licensed by the state in which it is located to provide skilled nursing care, intermediate nursing care or custodial nursing care.

Equalizer Benefit

For an additional charge, the Transitions Custom Plan offers a type of earnings adjustment benefit called the equalizer benefit. If you elect the equalizer benefit, we deduct an additional charge of 0.50%. We reserve the right to increase this charge, but it may never exceed 0.60%. We will assess this charge while the benefit is in effect. You must elect this additional feature at the time you apply for a contract.

The equalizer benefit provides a credit at the end of the following benefit periods:

•	the tenth contract year and

•	every five year contract period thereafter.

We base the credit on 10% of net earnings for each benefit period. The credit will never be less than zero. When determining earnings, we add additional purchase payments to the remaining purchase payments and we deduct withdrawals as earnings first. For the initial benefit period, we define earnings as the difference between your contract value and your remaining purchase payments as of the end of the benefit period.

For subsequent benefit periods after the tenth contract year, we define earnings as:

•	your contract value at the end of the benefit period;

•	minus your contract value at the end of the immediately preceding benefit period;

•	minus your purchase payments since the end of the immediately preceding benefit period;

•	plus withdrawals since the end of the immediately preceding benefit period;

•	minus the equalizer benefit from the immediately preceding benefit period.

We will not count benefits that are paid as earnings when we determine the earnings amount for the subsequent benefit period. We will pay the equalizer benefit only until you reach age 80. We will limit individual payments of the benefit to 40% of the amount of your total purchase payments less any withdrawals. If you terminate this benefit during a benefit period, we will not pay you any benefit for that benefit period.

We will not subject this credit amount to the assessment of a contingent deferred sales charge upon withdrawal or if you elect to apply your contract value to an annuity option.

If there are joint owners of the contract, we will use the age of the oldest joint owner to determine the equalizer benefit. If the contract is owned by a non-natural person, we will use the age of the annuitant to determine the equalizer benefit.

You may not elect the equalizer benefit once you reach age 70. We consider requests to apply part of your contract value to an annuity option as a withdrawal for purposes of calculating the equalizer benefit. Age is as of nearest birthday, see “Age.”

Taxes

We have prepared the following information on federal taxes as a general discussion of the subject. This information is not written or intended as specific tax advice and may not be relied on for purposes of avoiding any federal tax penalties. You should consult a tax adviser about your own circumstances.

Taxation of the Company.  MassMutual is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended (Code). For federal income tax purposes, the separate account is not a separate entity from MassMutual, and its operations form a part of MassMutual.

Annuities in General.  Annuity contracts are a means of both setting aside money for future needs – usually retirement – and for providing a mechanism to administer the payout of those funds. Congress recognized how important providing for retirement was and created special rules in the Code for annuities. Simply stated, these rules provide that you will generally not be taxed on the earnings on the money held in your annuity contract until you take the money out. This is referred to as tax deferral.

Diversification.  Code Section 817(h) imposes certain diversification standards on the underlying assets of variable annuity contracts. The Code provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not, in accordance with regulations prescribed by the United States Treasury Department, adequately diversified. Disqualification of the contract as an annuity contract would result in a loss of tax deferral, meaning the imposition of federal income tax to the owner with respect to earnings under the contract prior to the receipt of payments under the contract. We intend that all investment portfolios underlying the contracts will be managed in such a manner as to comply with these diversification requirements.

Investor Control of Assets.  For variable annuity contracts, tax deferral also depends on the insurance company, and not you, having control of the assets held in the separate accounts. You can transfer among the sub-accounts of the separate account to another but cannot direct the investments each underlying fund makes. If you have too much investor control of the assets supporting the separate account funds, then you will be taxed on the gain in the contract as it is earned rather than when it is withdrawn. The Internal Revenue Service (IRS) has provided some recent guidance on investor control by issuing Revenue Rulings 2003-91 and 2003-92, but some issues remain unclear. One unanswered question is whether an owner will be deemed to own the assets in the contract if the variable contract offers too large a choice of funds in which to invest, and if so, what that number might be. We do not know if the IRS will issue any further guidance on this question. We do not know if any guidance would have a retroactive effect. Consequently, we reserve the right to modify the contract, as necessary, so that you will not be treated as having investor control of the assets held under the separate account.

Non-Qualified Contracts.  Your contract is referred to as a non-qualified contract if you purchase the contract as an individual and not under a qualified plan such as an Individual Retirement Annuity (IRA), Roth IRA, tax-sheltered annuity plan (TSA or TSA plan), corporate pension and profit-sharing plan (including 401(k) plans and H.R. 10 plans), or a Governmental 457(b) plan.

Qualified Contracts.  Your contract is referred to as a qualified contract if it is purchased under a qualified retirement plan (qualified plan) such as an Individual Retirement Annuity (IRA), Roth IRA, tax-sheltered annuity plan (TSA or TSA plan), corporate pension and profit-sharing plan (including 401(k) plans and H.R. 10 plans), or a Governmental 457(b) plan. Qualified plans are subject to various limitations on eligibility, contributions, transferability and distributions based on the type of plan. The tax rules regarding qualified plans are very complex and will have differing applications depending on individual facts and circumstances. You should consult a tax adviser as to the tax treatment and suitability of such an investment.

Taxation of participants in each qualified plan varies with the type of plan and terms and conditions of each specific plan. Owners, annuitants and beneficiaries are cautioned that benefits under a qualified plan may be subject to the terms and conditions of the plan regardless of the terms and conditions of the contracts issued pursuant to the plan. Some retirement plans are subject to distribution and other requirements that are not incorporated into our administrative procedures. Owners, participants and beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the contracts comply with applicable law.

Contracts issued under a qualified plan include special provisions restricting contract provisions that may otherwise be available as described in this prospectus. Generally, contracts issued under a qualified plan are not transferable. Various penalty and excise taxes may apply to contributions or distributions made in violation of applicable limitations. Furthermore, certain withdrawal penalties and restrictions may apply to distributions from qualified contracts. See “Taxes – Taxation of Qualified Contracts.”

Eligible rollover distributions from an IRA, TSA, tax-qualified plan or governmental 457(b) deferred compensation plan may be rolled over into another IRA, TSA, tax-qualified plan or governmental 457(b) deferred compensation plan, if permitted by the plan.

On July 6, 1983, the Supreme Court decided in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employer’s deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women. The contracts we sell in connection with qualified plans use annuity tables which do not differentiate on the basis of sex. Such annuity tables are also available for use in connection with certain non-qualified deferred compensation plans.

Following are general descriptions of the types of qualified plans with which the contracts may be used. Such descriptions are not exhaustive and are for general informational purposes only. The tax rules regarding qualified plans are very complex and will have differing applications depending on individual facts and circumstances. You should consult a tax adviser as to the tax treatment and suitability of your investment.

Individual Retirement Annuities.  Code Section 408(b) permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity (IRA). IRAs are subject to limitations on eligibility, contributions, transferability and distributions. See “Taxes – Taxation of Qualified Contracts.” For 2012, IRA contributions are limited to the lesser of $5,000 or 100% of compensation, and an additional catch-up contribution of $1,000 is available for individuals age 50 and over. Contributions are deductible, unless you are an active participant in a qualified plan and your modified adjusted gross income exceeds certain limits. Contracts issued for use with IRAs are subject to special requirements by the Code, including the requirement that certain informational disclosure be given to persons desiring to establish an IRA. You should consult a tax adviser as to the tax treatment and suitability of such an investment.

Roth IRAs.  Code Section 408A permits eligible individuals to contribute to a non-deductible IRA, known as a Roth IRA. Roth IRAs are subject to limitations on eligibility, contributions, transferability and distributions. For 2012, Roth IRA contributions are limited to the lesser of $5,000 or 100% of compensation, and an additional catch-up contribution of $1,000 is available for individuals age 50 or over. The maximums are decreased by any contributions made to a traditional IRA for the same tax year. Lower maximum Roth IRA contribution limits apply to individuals whose modified adjusted gross income exceeds certain limits. Amounts may be rolled over from one Roth IRA to another Roth IRA. Furthermore, an individual may make a rollover contribution from a non-Roth IRA to a Roth IRA, known as a conversion. The individual must pay tax on any portion of the IRA being rolled over that represents income or previously deductible IRA contributions. You should consult a tax adviser as to the tax treatment and suitability of such an investment.

Taxation of Non-Qualified Contracts.  You, as the owner of a non-qualified annuity, will generally not be taxed on any increases in the value of your contract until a distribution occurs. There are different rules as to how you are taxed depending on whether the distribution is a withdrawal or an annuity payment.

Withdrawals.  The Code generally treats any withdrawal 1) allocable to purchase payments made after August 13, 1982 in an annuity contract entered into prior to August 14, 1982 and 2) from an annuity contract entered into after August 13, 1982, as first coming from earnings and then from your purchase payments. The withdrawn earnings are subject to tax as ordinary income.

Annuity Payments.  Annuity payments occur as the result of the contract reaching its annuity start date. A portion of each annuity payment is treated as a partial return of your purchase payments and is not taxed. The remaining portion of the annuity payment is treated as ordinary income. The annuity payment is divided between these taxable and non-taxable portions based on the calculation of an exclusion amount. The exclusion amount for payments based on a fixed annuity option is determined by multiplying the payment by the ratio that the cost basis of the contract (adjusted for any period certain or refund feature) bears to the expected return under the contract. The exclusion amount for payments based on a variable annuity option is determined by dividing the cost basis of the contract (adjusted for any period certain or refund guarantee) by the number of years over which the annuity is expected to be paid. Annuity payments received after you have recovered all of your purchase payments are fully taxable.

Specific requirements apply in order to receive an exclusion ratio when only a portion of your contract is applied to an annuity option. Starting in 2010, the Small Business Jobs Act of 2010 provides that an exclusion ratio will apply to payments received resulting from applying a portion of your contract to an annuity option only if the annuity option is based on life expectancy or for a period of at least 10 years. The exclusion ratio is calculated by allocating the current investment in the contract between the amount applied to the annuity option and the remaining portion of the original contract. If you elect to apply only a part of your contract value to an annuity option, we will limit your choice of annuity options to those that meet these requirements. This legislation is only applicable to non-qualified contracts. If you have questions, you should consult your tax advisor before applying a portion of your contract to an annuity option.

The Code also provides that any amount received (both annuity payments and withdrawals) under an annuity contract which is included in income may be subject to a tax penalty. The amount of the penalty is an additional tax equal to 10% of the amount that is includible in income. Some withdrawals will be exempt from the penalty. They include any amounts:

1)	paid on or after you reach age 59 1/2;

2)	paid to your beneficiary after you die;

3)	paid if you become totally disabled (as that term is defined in the Code);

4)	paid in a series of substantially equal periodic payments made annually (or more frequently) for your life or life expectancy or for the joint lives or joint life expectancies of you and your designated beneficiary;

5)	paid under an immediate annuity; or

6)	which come from purchase payments made before 8/14/1982.

With respect to (4) above, if the series of substantially equal periodic payments is modified before the later of your attaining age 59 1/2 or 5 years from the date of the first periodic payment, then the tax for the year of the modification is increased by an amount equal to the tax which would have been imposed (the 10% tax penalty), but for the exception, plus interest for the tax years in which the exception was used. The rules governing substantially equal periodic payments are complex. You should consult a tax adviser for more specific information.

Multiple Contracts.  The Code provides that multiple non-qualified annuity contracts which are issued within a calendar year to the same owner by one company or its affiliates are treated as one annuity contract for purposes of determining the tax consequences of any distribution. Such treatment may result in adverse tax consequences including more rapid taxation of the distributed amounts from such combination of contracts. This rule does not apply to immediate annuities.

Tax Treatment of Assignments.  An assignment or pledge of a contract may be a taxable event. You should consult a tax adviser if you wish to assign or pledge your contract. Annuity contracts issued after April 22, 1987 that are transferred for less than full and adequate consideration (including gifts) are subject to tax to the extent of gain in the contract. This does not apply to transfers between spouses or certain transfers incident to a divorce under Code Section 1041.

Distributions After Death of Owner.  In order to be treated as an annuity contract for federal income tax purposes, Code Section 72(s) requires any non-qualified contract to contain certain provisions specifying how your interest in the contract will be distributed in the event of the death of an owner of the contract. Specifically, Code Section 72(s) requires that a) if any owner dies on or after the annuity start date, but prior to the time the entire interest in the contract has been distributed, the entire interest in the contract will be distributed at least as rapidly as under the method of distribution being used as of the date of such owner’s death; and b) if any owner dies prior to the annuity start date, the entire interest in the contract will be distributed within five years after the date of such owner’s death. These requirements will be considered satisfied as to any portion of an owner’s interest which is payable to or for the benefit of a designated beneficiary and which is distributed over the life of such designated beneficiary or over a period not extending beyond the life expectancy of that beneficiary, provided that such distributions begin within one year of the owner’s death. The designated beneficiary refers to a natural person designated by the owner as a beneficiary and to whom ownership of the contract passes by reason of death. However, if the designated beneficiary is the surviving spouse of the deceased owner, the contract may be continued with the surviving spouse as the new owner. The non-qualified contracts contain provisions that are intended to comply with these Code requirements, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the applicable requirements when such requirements are clarified by regulation or otherwise.

Taxation of Qualified Contracts.  If you have no cost basis for your interest in a qualified contract, the full amount of any distribution is taxable to you as ordinary income. If you do have a cost basis for all or some of your interest, a portion of the distribution is taxable, generally based on the ratio of your cost basis to your total contract value. Special tax rules may be available for certain distributions from a qualified plan.

Code Section 72(t) imposes a 10% penalty tax on the taxable portion of any distribution from qualified plans, including contracts issued and qualified under Code Sections 401 (pension and profit sharing plans), 403 (TSAs), 408 (IRAs), and 408A (Roth IRAs). Exceptions from the penalty tax are as follows:

1)	distributions made on or after you reach age 59 1/2;

2)	distributions made after your death;

3)	distributions made that are attributable to the employee being disabled as defined in the Code;

4)	after severance from employment, distributions that are part of a series of substantially equal periodic payments made not less frequently than annually for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated beneficiary (in applying this exception to distributions from IRAs, a severance of employment is not required);

5)	distributions made after severance from employment if you have reached age 55 (not applicable to distributions from IRAs);

6)	distributions made to you up to the amount allowable as a deduction to you under Code Section 213 for amounts you paid during the taxable year for medical care;

7)	distributions made on account of an IRS levy made on a tax-qualified retirement plan or IRA;

8)	distributions made to an alternate payee pursuant to a qualified domestic relations order (not applicable to distributions from IRAs);

9)	distributions from an IRA for the purchase of medical insurance (as described in Code Section 213(d)(1)(D)) for you and your spouse and dependents if you received unemployment compensation for at least 12 weeks and have not been re-employed for at least 60 days;

10)	certain qualified reservist distributions;

11)	distributions from an IRA to the extent they do not exceed your qualified higher education expenses (as defined in Code Section 72(t)(7)) for the taxable year; and

12)	distributions from an IRA which are qualified first-time homebuyer distributions (as defined in Code Section 72(t)(8)).

With respect to (4) above, if the series of substantially equal periodic payments is modified before the later of your attaining age 59 1/2 or 5 years from the date of the first periodic payment, then the tax for the year of the modification is increased by an amount equal to the tax which would have been imposed (the 10% penalty tax) but for the exception, plus interest for the tax years in which the exception was used. The IRS has indicated that a modification will occur if, after the first valuation date there is i) any addition to the account balance other than gains or losses, ii) any non-taxable transfer of a portion of the account balance to another retirement plan, or iii) a rollover by the taxpayer of the amount received resulting in such amount not being taxable. The rules governing substantially equal periodic payments are complex. You should consult a tax adviser or IRS Revenue Ruling 2002-62 for more specific information.

Required Distributions.  For non-qualified contracts, the Code provides that a contract will not be treated as an annuity for federal tax purposes unless it contains specific distribution provisions to apply upon the contract owner’s death. Generally the rules provide that if the owner dies after payments have begun, the remaining interest in the contract will be distributed at least as rapidly as the method in effect at the owner’s death. If the owner dies before payments have begun, the remaining interest will be distributed within 5 years or over the life of the designated beneficiary. We will administer the contract in order to comply with these rules.

For qualified contracts, distributions generally must begin no later than April 1st of the calendar year following the later of a) the year in which you attain age 70 1/2 or b) the calendar year in which you retire. The date set forth in (b) does not apply to an IRA. Required distributions generally must be over a period not exceeding your life or life expectancy or the joint lives or joint life expectancies of you and your designated beneficiary. Upon your death, additional distribution requirements are imposed. If your contract has not entered the income phase and your death occurs after your required beginning date, distributions must be made at least as rapidly as under the method in effect at the time of your death or over the life or life expectancy of the designated beneficiary. If your contract has not entered the income phase and your death occurs before your required beginning date, the remaining interest must be distributed within 5 years or over the life or life expectancy of the designated beneficiary. If your death occurs after your contract has entered the income phase, distributions must be made at least as rapidly as under the method in effect at the time of your death. If required minimum distributions are not made, a 50% penalty tax is imposed on the amount that should have been distributed.

The Regulations under Code Section 401(a)(9) include a provision that could increase the dollar amount of required minimum distributions for individuals who fund their IRA or tax-qualified retirement plan with an annuity contract. During the accumulation phase of the annuity contract, Treasury Regulations Section 1.401(a)(9)-6, Q&A-12 requires that individuals add the actuarial present value of any additional benefits provided under the annuity (such as certain living or death benefits) to the dollar amount credited to the owner or beneficiary under the contract in order to determine the fair market value of the contract. A larger fair market value will result in the calculation of a higher required minimum distribution amount. You should consult a tax adviser to determine how this may impact your specific circumstances.

Taxation of Death Benefit Proceeds.  Amounts may be distributed from a contract because of your death or the death of the annuitant. Generally, such amounts are includible in the income of the recipient as follows: i) if distributed in a lump sum, they are taxed in the same manner as a full withdrawal of the contract, or ii) if distributed under a payout option, they are taxed in the same way as annuity payments.

Section 1035 Tax Free Exchanges.  Code Section 1035 provides that a life insurance, endowment, or annuity contract may be exchanged for an annuity contract on a tax free basis. When this type of exchange occurs, the gain in the original contract is preserved in the new contract by transferring the cost basis under the original contract to the new contract. The IRS has provided guidance on the partial exchange of an annuity contract for another annuity contract. According to the guidance, partial exchanges occurring on or after October 24, 2011 will be tax free if no distribution takes place from either contract within 180 days after the exchange. If a distribution occurs within 180 days after the exchange, the IRS will apply general tax principles to determine the tax treatment of the transfer. The limitation on distributions within 180 days does not apply to annuity payments that are based on life expectancy or on a period certain of 10 or more years. You should consult a tax adviser before entering into any 1035 exchange.

Partial exchanges which occurred prior to October 24, 2011 were subject to more restrictive guidance. You should consult a tax adviser if you have questions regarding the taxation of a prior exchange.

Beginning January 1, 2010, the Pension Protection Act of 2006 permits the exchange of an annuity contract for a qualified long-term care contract to qualify as a tax free 1035 exchange. However, if an annuity contract has entered the income phase, there is uncertainty and a lack of guidance regarding whether the exchange can qualify. Therefore, if an annuity contract has entered the income phase and the contract or the resulting payments are exchanged for a qualified long-term care contract, we will not treat that as a tax free 1035 exchange.

Income Tax Reporting and Withholding.  Federal law requires that we file an information return on Form 1099-R with the IRS (with a copy to you) reporting any taxable amounts paid to you under the annuity contract. By January 31st of the calendar year following the year of any payment(s), we will issue the Form 1099-R to the owner of the annuity contract. Following the death of the owner the Form 1099-R will be sent to each beneficiary who receives a payment under the contract.

The portion of any distribution that is includible in the gross income of the owner is subject to federal income tax withholding. The amount of the withholding depends on the type of distribution. Withholding for periodic payments is at the same rate as wages and at the rate of 10% from non-periodic payments. However, the owner, in most cases, may elect not to have taxes withheld or to have withholding done at a different rate (but not lower). Distributions from certain retirement plans, excluding IRAs, that are not directly rolled over to another eligible retirement plan or IRA, are subject to a mandatory 20% withholding. The 20% withholding requirement generally does not apply to a) a series of substantially equal payments made at least annually for i) the life or life expectancy of the owner, or joint and last survivor expectancy of the owner and a designated beneficiary, or ii) for a specified period of 10 years or more; b) distributions which are required minimum distributions; or c) hardship distributions from a 401(k) plan or a tax-sheltered annuity. You should consult a tax adviser regarding withholding requirements.

Generation Skipping Transfer Tax Withholding.  Under certain circumstances, the Code may impose a generation skipping transfer tax when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the owner. Regulations issued under the Code may require us to deduct the tax from your contract, or from any applicable payment, and pay it directly to the IRS.

Medicare Hospital Insurance Tax.  Effective for tax years beginning after December 31, 2012, the Medicare Hospital Insurance Tax that currently applies to individuals as a percentage of their wages or self-employment income will also apply, at a rate of 3.8%, to all or part of a taxpayer’s “net investment income” when certain income thresholds are met. “Net investment income” is defined to include, among other things, non-qualified annuities and net gain attributable to the disposition of property. The impact of these changes is not entirely clear, and the IRS and Treasury Department have not yet issued guidance regarding this new tax as it applies to annuities and life insurance contracts. You should consult a tax adviser as to the potential impact of the Medicare Hospital Insurance Tax on your contract. (The 3.8% tax, with respect to “net investment income,” is known as the “Unearned Income Medicare Contribution.”)

Non-Resident Aliens.  Generally, a pre-death distribution from a contract to a non-resident alien is subject to federal tax withholding at a rate of 30% of the amount of income that is distributed. A non-resident alien is a person who is neither a citizen, nor a resident, of the United States of America (U.S.). We are required to withhold the tax and send it to the IRS. Some distributions to non-resident aliens may be subject to a lower (or no) tax if a treaty applies. In order to obtain the benefits of such a treaty, the non-resident alien must claim the treaty benefit on Form W-8BEN, providing us with 1) proof of residency (in accordance with IRS requirements), and 2) a U.S. individual taxpayer identification number. If the non-resident alien does not meet the above conditions, we will withhold 30% of the income from the distribution.

Same-Sex Marriage.  Certain states treat individuals in a same-sex marriage, civil union or domestic partnership as spouses for purposes of state law. However, current federal income tax law only recognizes spouses if they are married individuals of the opposite sex. Consequently, certain transactions such as a change of ownership or continuation of the contract after death will be reported as taxable if the individuals involved in the transaction are of the same sex, despite their treatment as spouses under state law. You should consult a tax adviser to determine proper federal and state tax treatment of any of the transactions described above.

Non-Natural Owner.  When a non-qualified contract is owned by a non-natural person (e.g., a corporation, limited liability company, partnership or certain other entities) the contract will generally not be treated as an annuity for tax purposes. This treatment is not generally applied to a contract held by a trust or other entity as an agent for a natural person. This treatment also does not apply to a contract that qualifies as an immediate annuity. Before purchasing a contract to be owned by a non-natural person or changing ownership on an existing contract that will result in it being owned by a non-natural person, you should consult a tax adviser to determine the tax impact.

State versus Federal Tax.  On June 7, 2001, President Bush signed into law the Economic Growth and Tax Relief Reconciliation Act of 2001 (EGTRRA). Some of EGTRRA’s provisions include increased contribution limits for tax-qualified retirement plans, catch-up contribution limits for eligible participants and enhanced rollover opportunities. It is important to note that some states do not automatically conform their state income tax codes to reflect changes to the federal income tax code. Consequently, these states will not follow the provisions enacted by EGTRRA until they conform their income tax codes to the federal code. This nonconformity may result in state income tax consequences to participants of qualified retirement arrangements. Accordingly, participants of qualified retirement arrangements should consult a tax adviser to determine whether any adverse state income tax consequences would result from their compliance with EGTRRA’s provisions.

Other Information

Distribution

The contracts were sold by both registered representatives of MML Investors Services, LLC (MMLIS), a subsidiary of MassMutual, and by registered representatives of other broker-dealers who have entered into distribution agreements with MML Distributors, LLC (MML Distributors), a subsidiary of MassMutual. MML Investors Services, LLC was formerly known as MML Investors Services, Inc. Pursuant to separate underwriting agreements with MassMutual and the separate account, MMLIS serves as principal underwriter of the contracts sold by its registered representatives and MML Distributors serves as principal underwriter of the contracts sold by registered representatives of other broker-dealers who have entered into distribution agreements with MML Distributors.

Both MMLIS and MML Distributors are registered with the Securities and Exchange Commission as broker-dealers under the Securities Exchange Act of 1934 and are members of the Financial Industry Regulatory Authority (FINRA). Commissions for sales of the contract by MMLIS registered representatives are paid on behalf of MMLIS to its registered representatives. Commissions for sales of the contract by registered representatives of other broker-dealers are paid on behalf of MML Distributors to those broker-dealers. MMLIS and MML Distributors also receive compensation for their actions as principal underwriters of the contracts.

Additional Compensation Paid to MMLIS.  Most MMLIS registered representatives are also MassMutual insurance agents, and as such, are eligible for certain cash and non-cash benefits from MassMutual. Cash compensation includes bonuses and allowances based on factors such as sales, productivity and persistency. Non-cash compensation includes various recognition items such as prizes and awards as well as attendance at, and payment of the costs associated with attendance at, conferences, seminars and recognition trips. Sales of this contract may help these registered representatives and their supervisors qualify for such benefits.

Additional Compensation Paid to Certain Broker-Dealers.  We and MML Distributors make additional commission payments to certain broker-dealers in the form of asset-based payments and sales-based payments. We also make cash payments and non-cash payments to certain broker-dealers. The asset-based and sales-based payments are made to participate in those broker-dealers’ preferred provider programs or marketing support programs, or to otherwise promote this contract. Asset-based payments are based on the value of the assets in the MassMutual contracts sold by that broker-dealer. Sales-based payments are paid on each sale of the contract and each subsequent purchase payment applied to the contract. Cash payments are made to attend sales conferences and educational seminars sponsored by certain broker-dealers. Non-cash payments include various promotional items. The total compensation paid for the sale of this contract, including commissions and cash payments, may range up to 8.0% of purchase payments made to a contract and/or 1.50% of contract value annually. For a list of the broker-dealers to whom we currently pay additional compensation for selling this contract, visit www.massmutual.com/legal/compagreements or call our Service Center at the number shown on page 1 of this prospectus.

The additional compensation arrangements described in the preceding paragraphs are not offered to all broker-dealers and the terms of such arrangements may differ among broker-dealers. Some broker-dealers may receive two or more of these payments. Such payments may give us greater access to the registered representatives of the broker-dealers that receive such compensation or may influence the way that a broker-dealer markets the contract. Any such compensation will be paid by MML Distributors or us and will not result in any additional direct charge to you.

The additional compensation arrangements may provide a registered representative with an incentive to sell this contract over other available variable annuity contracts whose issuers do not provide such compensation or who provide lower levels of such compensation. You may want to take these compensation arrangements into account when evaluating any recommendations regarding this contract. You may contact your broker-dealer or registered representative to find out more information about the compensation they may receive in connection with your purchase of a contract.

We intend to recoup a portion of the cash and non-cash compensation payments that we make through the assessment of certain charges described in this prospectus, including the contingent deferred sales charge. We may also use some of the 12b-1 distribution fee payments and other payments that we receive from certain funds to help us make these cash and non-cash payments.

Special Arrangements

For certain group or sponsored arrangements there may be expense savings that could be passed on to the customer because our cost for sales, administration, and mortality generally vary with the size of the customer. We will consider factors such as the size of the group, the nature of the sale, the expected purchase payment volume, and other factors we consider significant in determining whether to reduce charges. Subject to applicable state laws and regulations, we reserve the right to reduce the mortality and expense risk charge, the administrative charge, or any other charge that is appropriate to reflect any expense savings. We will make any reductions according to our rules in effect when an application for a contract is approved. We may change these rules from time to time. Any reduction in charges will reflect differences in costs or services, and will not be unfairly discriminatory.

We reserve the right to modify or terminate this arrangement.

Assignment

You can assign the contract at any time during your lifetime. We will not be bound by the assignment until we receive written notice of the assignment. We will not be liable for any payment or other action we take in accordance with the contract before we receive notice of the assignment. You may be subject to tax consequences if you assign your contract.

If the contract is issued pursuant to a qualified plan, there may be limitations on your ability to assign the contract. If you assign your contract, your rights may only be exercised with the consent of the assignee of record.

Voting Rights

We are the legal owner of the fund shares. When a fund solicits proxies in conjunction with a vote of shareholders, we are required to obtain, from you and other owners, instructions as to how to vote those shares. When we receive those instructions, we will vote all of the shares for which we have not received voting instructions, in proportion to those instructions. This will also include any shares that we own on our own behalf. This may result in a small number of owners controlling the outcome of the vote. If we determine that we are no longer required to comply with the above, we will vote the shares in our own right.

During the accumulation phase of your contract and while the annuitant is living, we determine the number of shares you may vote by dividing your contract value in each fund, if any, by $100. Fractional shares are counted. During the income phase or after the annuitant dies, we determine the number of shares you may vote based on our liability for future variable monthly annuity payments.

Changes to the Contract

We reserve the right to amend the contract to meet the requirements of applicable federal or state laws or regulations, or as otherwise provided in the contract. We will notify you by written notice of such amendments.

Suspension of Payments or Transfers

We may be required to suspend or postpone payments for withdrawals or transfers from the funds for any period when:

•	the New York Stock Exchange is closed (other than customary weekend and holiday closings);

•	trading on the New York Stock Exchange is restricted;

•	an emergency exists as a result of which disposal of shares of the funds is not reasonably practicable or we cannot reasonably value the shares of the funds; or

•	during any other period when the Securities and Exchange Commission, by order, so permits for your protection.

We reserve the right to defer payment for a withdrawal from The Fixed Account and a Long-Term Guarantee Fixed Account for the period permitted by law but not for more than six months.

If, pursuant to the Securities and Exchange Commission’s rules, a money market fund (Fund) suspends payment of redemption proceeds in connection with a liquidation of the Fund, we will delay payment of any transfer, withdrawal or death benefit from the applicable money market sub-account until the Fund is liquidated.

Termination of Contract

We will terminate your contract upon the occurrence of any of the following events: 1) the date of the last annuity payment; 2) the date payment is made of the entire contract value; 3) the date of the last payment upon death to the last beneficiary; or 4) the date your contract is returned under the right to examine contract provision. In addition, in most states we reserve the right to terminate your contract if no purchase payment has been made for at least two consecutive years measured from the date we received the last purchase payment; and each of the following amounts is less than $2,000 on the date we send notice of our election to terminate your contract: your contract value less any premium tax deducted; your contract withdrawal value; and the sum of all purchase payments made into your contract adjusted for any partial withdrawals.

Anti-Money Laundering

Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to reject a purchase payment or block a contract owner’s ability to make certain transactions and thereby refuse to accept any request for transfers, withdrawals, or death benefits, until instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your contract to government regulators.

Our Ability to Make Payments Under the Contract

Our Claims-Paying Ability.  Our “claims-paying ability” is our ability to meet any contractual obligation we have to pay-out amounts under the contract. These amounts include death benefits, annuity payments, withdrawals and any amounts paid out through the contract’s additional features. It is important to note that there is no guarantee that we will always be able to meet our claims-paying obligations, and as with any insurance product, there are risks to purchasing this contract. For this reason, you should consider our financial strength and claims-paying ability to meet our obligations under the contract when purchasing a contract and making investment decisions.

Obligations of Our Separate Account.  Contract value you allocate to the funds is maintained in our separate account. Any withdrawals or transfers of contract value from the funds will be taken from the separate account. We cannot use the separate account’s assets to pay any of our liabilities other than those arising from the contracts. See “Investment Choices – The Separate Account.”

Obligations of Our General Account.  Contract value you allocate to the fixed accounts is maintained in our general account. The assets of our general account support our insurance and annuity obligations and are subject to our general liabilities from our business operations and to claims by our creditors. We use general account assets for many purposes including to pay death benefits, annuity payments, withdrawals and transfers from the fixed accounts and to pay amounts we provide to you through an elected additional feature that are in excess of your contract value allocated to the separate account.

Because of exemptive and exclusionary provisions, the general account, unlike the separate account, has not been registered under the Securities Act of 1933 (1933 Act) or the Investment Company Act of 1940 (1940 Act). Because of this, the general account is generally not subject to the provisions of the 1933 Act or the 1940 Act and the Securities and Exchange Commission staff has not reviewed the disclosures in this prospectus that relate to the general account. However, disclosures regarding the general account are subject to certain generally applicable provisions of the federal securities laws that require complete and accurate statements in prospectuses.

Our Financial Statements

We encourage both existing and prospective owners to read and understand our financial statements. Our audited statutory financial statements and those of the separate account are included in the Statement of Additional Information (SAI). You can request an SAI by contacting our Service Center at the number or address on page 1 of this prospectus.

Legal Proceedings

The Company is subject to legal and regulatory actions, including class action lawsuits, in the ordinary course of its business. Our pending legal and regulatory actions include proceedings specific to us, as well as proceedings generally applicable to business practices in the industry in which we operate. From time to time, we also are subject to governmental and administrative proceedings and regulatory inquiries, examinations, and investigations in the ordinary course of our business. In addition, we, along with other industry participants, may occasionally be subject to investigations, examinations, and inquiries (in some cases industry-wide) concerning issues upon which regulators have decided to focus. Some of these proceedings involve requests for substantial and/or unspecified amounts, including compensatory or punitive damages.

While it is not possible to predict with certainty the ultimate outcome of any pending litigation proceeding or regulatory action, management believes, based on information currently known to it, that the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect upon the separate account, the ability of the principal underwriter(s) to perform in accordance with its contracts with the separate account, or the ability of the Company to meet its obligations under the contracts. However, it is possible that an unfavorable resolution of one or more pending litigation or regulatory matters could materially affect our operating results or cash flow in a particular quarterly or annual period depending upon, among other factors, the size of the loss or liability and the level of the Company’s income for such period. It is also possible that, in certain cases, an unfavorable resolution of one or more pending litigation or regulatory matters could materially affect our financial position.

For more information regarding the Company’s litigation and other legal proceedings, see the notes to the Company’s financial statements contained within the Statement of Additional Information.

Additional Information

For further information about the contract, you may obtain a Statement of Additional Information. You can call the telephone number indicated on the cover page or you can write to us. For your convenience we have included a form for that purpose.

The Table of Contents of the Statement of Additional Information is as follows:

1)	Company

2)	Custodian

3)	Assignment of Contract

4)	Distribution

5)	Purchase of Securities Being Offered

6)	Accumulation Units and Unit Value

7)	Transfers During the Income Phase

8)	Payment of Death Benefit

9)	Annuity Payments

10)	Experts

11)	Financial Statements

[THIS PAGE INTENTIONALLY LEFT BLANK]

To:	MassMutual Financial Group

Document Management Services – Annuities W360

P.O. Box 9067

Springfield, MA 01102-9067

Please send me the Statement of Additional Information for MassMutual Transitions® (AN8300SAI).

Name

Address

City	State	Zip

Telephone

[THIS PAGE INTENTIONALLY LEFT BLANK]

Appendix A

Condensed Financial Information

The following schedules include accumulation unit values for the periods indicated. We have extracted some of this data from the separate account’s audited financial statements. You should read this information in conjunction with the separate account’s audited financial statements and related notes that are included in the Statement of Additional Information.

Accumulation Unit Values – Custom Plan

Sub-Account	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008	Dec. 31, 2007	Dec. 31, 2006	Dec. 31, 2005	Dec. 31, 2004	Dec. 31, 2003	Dec. 31, 2002	Value at Inception Date
Calvert Social Balanced	$ —	$ —	$ —	$ —	$ —	$ —	$12.07	$11.53	$10.75	$9.10	$10.00	(a)
Fidelity VIP Contrafund	16.29	16.87	14.53	10.81	18.98	16.29	14.72	12.71	11.11	8.73	10.00	(a)
ING Clarion Global Real Estate	10.23	10.91	9.49	7.18	10.16	12.26	—	—	—	—	10.00	(c)
Invesco V.I. Dividend Growth(k)	5.81	5.99	5.48	4.34	10.81	14.04	12.17	11.60	10.77	8.39	10.00	(a)
Invesco V.I. Global Health Care	13.38	12.99	12.45	9.85	13.93	12.57	12.06	11.26	10.57	8.35	10.00	(a)
Invesco V.I. Technology	11.42	12.15	10.11	6.48	11.79	11.06	10.10	9.98	9.63	6.69	10.00	(a)
Janus Aspen Balanced	—	—	—	—	—	—	11.97	11.22	10.46	9.29	10.00	(a)
MFS Investors Trust	—	—	—	—	—	—	11.85	11.15	10.11	8.36	10.00	(a)
MFS New Discovery	—	—	—	—	—	—	11.29	10.83	10.26	7.75	10.00	(a)
MML Aggressive Allocation	10.12	10.41	9.05	6.82	—	—	—	—	—	—	10.00	(e)
MML AllianceBernstein Small/Mid Cap Value	16.71	18.24	14.52	10.27	16.81	20.78	17.50	16.25	13.25	—	10.00	(b)
MML American Century Mid Cap Value	16.40	16.66	14.01	10.85	14.51	15.00	12.96	12.45	11.00	8.61	10.00	(a)
MML Babson Blend	14.51	13.98	12.54	10.50	13.72	13.08	11.82	11.40	10.59	9.00	10.00	(a)
MML Babson Enhanced Index Core Equity(j)	12.41	12.21	10.79	8.78	14.14	13.67	11.88	11.37	10.35	8.22	10.00	(a)
MML Babson High Yield	11.13	10.62	—	—	—	—	—	—	—	—	10.00	(f)
MML Babson Inflation-Protected and Income	14.53	12.92	12.24	11.12	11.73	11.02	11.02	10.94	10.40	—	10.00	(b)
MML Babson Managed Bond	15.78	14.85	14.02	12.84	12.66	11.93	11.57	11.41	11.03	10.54	10.00	(a)
MML Babson Short-Duration Bond	10.46	10.22	—	—	—	—	—	—	—	—	10.00	(f)
MML Balanced Allocation	10.78	10.69	9.58	7.83	—	—	—	—	—	—	10.00	(e)
MML Capital Guardian Asset Allocation(j)	13.63	13.53	12.13	10.47	15.17	15.14	13.49	12.48	11.63	—	10.00	(b)
MML Conservative Allocation	11.14	10.96	9.89	8.24	—	—	—	—	—	—	10.00	(e)
MML Davis Large Cap Value	12.66	13.30	11.95	9.23	15.36	14.87	13.14	12.14	10.96	8.54	10.00	(a)
MML Emerging Growth(j)	10.45	11.29	9.10	8.19	14.23	12.20	11.69	11.69	10.29	7.12	10.00	(a)
MML Equity Index	12.45	12.36	10.89	8.72	14.03	13.47	11.80	11.39	10.42	8.21	10.00	(a)
MML Growth & Income	12.49	12.84	11.63	9.20	15.51	15.71	14.40	13.74	12.57	—	10.00	(b)
MML Growth Allocation	10.35	10.50	9.22	7.18	—	—	—	—	—	—	10.00	(e)
MML Income & Growth	12.29	11.74	10.61	9.08	14.05	14.29	12.32	11.89	10.62	8.29	10.00	(a)
MML Legg Mason Concentrated Growth(j)	10.11	10.28	9.10	6.44	16.20	14.22	13.58	12.18	10.42	8.75	10.00	(a)
MML MFS® Global	9.24	9.74	8.73	6.67	11.97	11.67	10.49	10.04	9.69	7.91	10.00	(a)
MML Moderate Allocation	10.69	10.69	9.51	7.62	—	—	—	—	—	—	10.00	(e)
MML Money Market	9.82	9.91	10.01	10.10	—	—	—	—	—	—	10.00	(e)
MML Oppenheimer Small Company Opportunities(g)	—	—	9.08	9.97	16.67	18.11	15.84	14.41	12.24	8.69	10.00	(a)
MML Oppenheimer/Loomis Sayles Equity	12.06	12.65	11.12	8.59	14.85	14.41	12.33	12.07	10.52	8.33	10.00	(a)
MML Rainier Large Cap Growth	10.90	11.42	9.70	7.43	12.68	11.28	10.85	10.37	10.14	7.71	10.00	(a)
MML Small Cap Index(j)	15.99	16.05	12.90	10.44	15.35	15.59	13.66	13.22	11.34	7.82	10.00	(a)
MML Small/Mid Cap Equity	13.13	13.55	11.09	8.20	13.40	13.70	12.51	12.66	10.98	8.44	10.00	(a)

Sub-Account	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008	Dec. 31, 2007	Dec. 31, 2006	Dec. 31, 2005	Dec. 31, 2004	Dec. 31, 2003	Dec. 31, 2002	Value at Inception Date
MML T. Rowe Price Blue Chip Growth	$13.42	$13.36	$11.61	$8.23	$14.45	$12.95	$11.94	$11.38	$10.57	$8.29	$10.00	(a)
MML T. Rowe Price Equity Income	13.00	13.23	11.62	9.37	14.73	14.42	12.23	11.88	10.44	8.40	10.00	(a)
MML T. Rowe Price Growth Equity(h)	—	—	6.79	6.21	10.95	10.59	10.49	10.20	9.82	8.06	10.00	(a)
MML T. Rowe Price Mid Cap Growth	18.97	19.39	15.28	10.61	17.92	15.48	14.64	12.88	10.99	8.02	10.00	(a)
MML Templeton Foreign	12.33	13.81	13.32	10.40	17.82	15.86	12.96	11.87	10.11	7.72	10.00	(a)
MML W&R/Wellington Small Cap Growth Equity	16.14	17.19	14.19	10.35	17.01	15.66	14.49	13.11	11.69	7.94	10.00	(a)
Oppenheimer Balanced(i)	10.76	10.79	9.65	7.99	14.27	13.88	12.61	12.25	11.23	9.07	10.00	(a)
Oppenheimer Capital Appreciation	11.38	11.62	10.72	7.49	13.88	12.28	11.48	11.03	10.41	8.03	10.00	(a)
Oppenheimer Global Securities	15.53	17.10	14.88	10.75	18.14	17.23	14.78	13.05	11.06	7.80	10.00	(a)
Oppenheimer Global Strategic Income	17.45	17.46	15.34	13.03	15.33	14.11	13.25	13.03	12.11	10.35	10.00	(a)
Oppenheimer High Income(i)	3.99	4.13	3.63	2.92	13.85	13.99	12.91	12.74	11.80	9.61	10.00	(a)
Oppenheimer International Growth	16.25	17.67	15.54	11.27	19.83	17.78	13.72	12.15	10.41	7.00	10.00	(a)
Oppenheimer Main Street	12.17	12.29	10.69	8.41	13.80	13.34	11.71	11.15	10.29	8.19	10.00	(a)
Oppenheimer Money(d)	10.93	11.03	11.13	11.21	11.01	10.58	10.20	10.01	10.01	10.03	10.00	(a)
Oppenheimer Small- & Mid-Cap Growth	11.79	11.78	9.33	7.10	14.07	13.36	13.10	11.78	9.93	7.98	10.00	(a)
PIMCO CommodityRealReturn Strategy	10.12	11.05	8.98	6.40	11.51	9.43	—	—	—	—	10.00	(c)
Scudder VIT EAFE Equity Index	—	—	—	—	—	—	—	12.05	10.21	7.73	10.00	(a)

Accumulation Unit Values – Package I

Sub-Account	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008	Dec. 31, 2007	Dec. 31, 2006	Dec. 31, 2005	Dec. 31, 2004	Dec. 31, 2003	Dec. 31, 2002	Value at Inception Date
Calvert Social Balanced	$ —	$ —	$ —	$ —	$ —	$ —	$12.07	$11.53	$10.75	$9.10	$10.00	(a)
Fidelity VIP Contrafund	16.29	16.87	14.53	10.81	18.98	16.29	14.72	12.71	11.11	8.73	10.00	(a)
ING Clarion Global Real Estate	10.23	10.91	9.49	7.18	10.16	12.26	—	—	—	—	10.00	(c)
Invesco V.I. Dividend Growth(k)	5.81	5.99	5.48	4.34	10.81	14.04	12.17	11.60	10.77	8.39	10.00	(a)
Invesco V.I. Global Health Care	13.38	12.99	12.45	9.85	13.93	12.57	12.06	11.26	10.57	8.35	10.00	(a)
Invesco V.I. Technology	11.42	12.15	10.11	6.48	11.79	11.06	10.10	9.98	9.63	6.69	10.00	(a)
Janus Aspen Balanced	—	—	—	—	—	—	11.97	11.22	10.46	9.29	10.00	(a)
MFS Investors Trust	—	—	—	—	—	—	11.85	11.15	10.11	8.36	10.00	(a)
MFS New Discovery	—	—	—	—	—	—	11.29	10.83	10.26	7.75	10.00	(a)
MML Aggressive Allocation	10.12	10.41	9.05	6.82	—	—	—	—	—	—	10.00	(e)
MML AllianceBernstein Small/Mid Cap Value	16.71	18.24	14.52	10.27	16.81	20.78	17.50	16.25	13.25	—	10.00	(b)
MML American Century Mid Cap Value	16.40	16.66	14.01	10.85	14.51	15.00	12.96	12.45	11.00	8.61	10.00	(a)
MML Babson Blend	14.51	13.98	12.54	10.50	13.72	13.08	11.82	11.40	10.59	9.00	10.00	(a)
MML Babson Enhanced Index Core Equity(j)	12.41	12.21	10.79	8.78	14.14	13.67	11.88	11.37	10.35	8.22	10.00	(a)
MML Babson High Yield	11.13	10.62	—	—	—	—	—	—	—	—	10.00	(f)
MML Babson Inflation-Protected and Income	14.53	12.92	12.24	11.12	11.73	11.02	11.02	10.94	10.40	—	10.00	(b)
MML Babson Managed Bond	15.78	14.85	14.02	12.84	12.66	11.93	11.57	11.41	11.03	10.54	10.00	(a)
MML Babson Short-Duration Bond	10.46	10.22	—	—	—	—	—	—	—	—	10.00	(f)
MML Balanced Allocation	10.78	10.69	9.58	7.83	—	—	—	—	—	—	10.00	(e)
MML Capital Guardian Asset Allocation(j)	13.63	13.53	12.13	10.47	15.17	15.14	13.49	12.48	11.63	—	10.00	(b)
MML Conservative Allocation	11.14	10.96	9.89	8.24	—	—	—	—	—	—	10.00	(e)
MML Davis Large Cap Value	12.66	13.30	11.95	9.23	15.36	14.87	13.14	12.14	10.96	8.54	10.00	(a)
MML Emerging Growth(j)	10.45	11.29	9.10	8.19	14.23	12.20	11.69	11.69	10.29	7.12	10.00	(a)
MML Equity Index	12.45	12.36	10.89	8.72	14.03	13.47	11.80	11.39	10.42	8.21	10.00	(a)
MML Growth & Income	12.49	12.84	11.63	9.20	15.51	15.71	14.40	13.74	12.57	—	10.00	(b)
MML Growth Allocation	10.35	10.50	9.22	7.18	—	—	—	—	—	—	10.00	(e)
MML Income & Growth	12.29	11.74	10.61	9.08	14.05	14.29	12.32	11.89	10.62	8.29	10.00	(a)
MML Legg Mason Concentrated Growth(j)	10.11	10.28	9.10	6.44	16.20	14.22	13.58	12.18	10.42	8.75	10.00	(a)
MML MFS® Global	9.24	9.74	8.73	6.67	11.97	11.67	10.49	10.04	9.69	7.91	10.00	(a)
MML Moderate Allocation	10.69	10.69	9.51	7.62	—	—	—	—	—	—	10.00	(e)
MML Money Market	9.82	9.91	10.01	10.10	—	—	—	—	—	—	10.00	(e)
MML Oppenheimer Small Company Opportunities(g)	—	—	9.08	9.97	16.67	18.11	15.84	14.41	12.24	8.69	10.00	(a)
MML Oppenheimer/Loomis Sayles Equity	12.06	12.65	11.12	8.59	14.85	14.41	12.33	12.07	10.52	8.33	10.00	(a)
MML Rainier Large Cap Growth	10.90	11.42	9.70	7.43	12.68	11.28	10.85	10.37	10.14	7.71	10.00	(a)
MML Small Cap Index(j)	15.99	16.05	12.90	10.44	15.35	15.59	13.66	13.22	11.34	7.82	10.00	(a)
MML Small/Mid Cap Equity	13.13	13.55	11.09	8.20	13.40	13.70	12.51	12.66	10.98	8.44	10.00	(a)
MML T. Rowe Price Blue Chip Growth	13.42	13.36	11.61	8.23	14.45	12.95	11.94	13.38	10.57	8.29	10.00	(a)
MML T. Rowe Price Equity Income	13.00	13.23	11.62	9.37	14.73	14.42	12.23	11.88	10.44	8.40	10.00	(a)
MML T. Rowe Price Growth Equity(h)	—	—	6.79	6.21	10.95	10.59	10.49	10.20	9.82	8.06	10.00	(a)

Sub-Account	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008	Dec. 31, 2007	Dec. 31, 2006	Dec. 31, 2005	Dec. 31, 2004	Dec. 31, 2003	Dec. 31, 2002	Value at Inception Date
MML T. Rowe Price Mid Cap Growth	$18.97	$19.39	$15.28	$10.61	$17.92	$15.48	$14.64	$12.88	$10.99	$8.02	$10.00	(a)
MML Templeton Foreign	12.33	13.81	13.32	10.40	17.82	15.86	12.96	11.87	10.11	7.72	10.00	(a)
MML W&R/Wellington Small Cap Growth Equity	16.14	17.19	14.19	10.35	17.01	15.66	14.49	13.11	11.69	7.94	10.00	(a)
Oppenheimer Balanced(i)	10.76	10.79	9.65	7.99	14.27	13.88	12.61	12.25	11.23	9.07	10.00	(a)
Oppenheimer Capital Appreciation	11.38	11.62	10.72	7.49	13.88	12.28	11.48	11.03	10.41	8.03	10.00	(a)
Oppenheimer Global Securities	15.53	17.10	14.88	10.75	18.14	17.23	14.78	13.05	11.06	7.80	10.00	(a)
Oppenheimer Global Strategic Income	17.45	17.46	15.34	13.03	15.33	14.11	13.25	13.03	12.11	10.35	10.00	(a)
Oppenheimer High Income(i)	3.99	4.13	3.63	2.92	13.85	13.99	12.91	12.74	11.80	9.61	10.00	(a)
Oppenheimer International Growth	16.25	17.67	15.54	11.27	19.83	17.78	13.72	12.15	10.41	7.00	10.00	(a)
Oppenheimer Main Street	12.17	12.29	10.69	8.41	13.80	13.34	11.71	11.15	10.29	8.19	10.00	(a)
Oppenheimer Money(d)	10.93	11.03	11.13	11.21	11.01	10.58	10.20	10.01	10.01	10.03	10.00	(a)
Oppenheimer Small- & Mid-Cap Growth	11.79	11.78	9.33	7.10	14.07	13.36	13.10	11.78	9.93	7.98	10.00	(a)
PIMCO CommodityRealReturn Strategy	10.12	11.05	8.98	6.40	11.51	9.43	—	—	—	—	10.00	(c)
Scudder VIT EAFE Equity Index	—	—	—	—	—	—	—	12.05	10.21	7.73	10.00	(a)

Accumulation Unit Values – Package II

Sub-Account	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008	Dec. 31, 2007	Dec. 31, 2006	Dec. 31, 2005	Dec. 31, 2004	Dec. 31, 2003	Dec. 31, 2002	Value at Inception Date
Calvert Social Balanced	$ —	$ —	$ —	$ —	$ —	$ —	$11.92	$11.43	$10.69	$9.08	$10.00	(a)
Fidelity VIP Contrafund	15.75	16.37	14.15	10.56	18.61	16.03	14.54	12.60	11.05	8.71	10.00	(a)
ING Clarion Global Real Estate	10.03	10.73	9.37	7.12	10.10	12.23	—	—	—	—	10.00	(c)
Invesco V.I. Dividend Growth(k)	5.62	5.81	5.34	4.24	10.60	13.81	12.02	11.49	10.71	8.38	10.00	(a)
Invesco V.I. Global Health Care	12.93	12.60	12.13	9.62	13.66	12.37	11.91	11.16	10.51	8.33	10.00	(a)
Invesco V.I. Technology	11.05	11.79	9.84	6.34	11.57	10.88	9.98	9.89	9.58	6.68	10.00	(a)
Janus Aspen Balanced	—	—	—	—	—	—	11.82	11.12	10.40	9.27	10.00	(a)
MFS Investors Trust	—	—	—	—	—	—	11.71	11.05	10.05	8.34	10.00	(a)
MFS New Discovery	—	—	—	—	—	—	11.15	10.73	10.20	7.73	10.00	(a)
MML Aggressive Allocation	9.98	10.30	8.99	6.80	—	—	—	—	—	—	10.00	(e)
MML AllianceBernstein Small/Mid Cap Value	16.21	17.76	14.18	10.07	16.54	20.52	17.34	16.15	13.22	—	10.00	(b)
MML American Century Mid Cap Value	15.86	16.17	13.64	10.60	14.23	14.76	12.79	12.34	10.93	8.59	10.00	(a)
MML Babson Blend	14.03	13.56	12.21	10.26	13.46	12.87	11.67	11.29	10.53	8.98	10.00	(a)
MML Babson Enhanced Index Core Equity(j)	12.00	11.85	10.51	8.58	13.87	13.45	11.73	11.27	10.29	8.20	10.00	(a)
MML Babson High Yield	11.07	10.60	—	—	—	—	—	—	—	—	10.00	(f)
MML Babson Inflation-Protected and Income	14.09	12.58	11.96	10.90	11.54	10.88	10.91	10.88	10.37	—	10.00	(b)
MML Babson Managed Bond	15.26	14.41	13.65	12.55	12.41	11.74	11.43	11.31	10.97	10.52	10.00	(a)
MML Babson Short-Duration Bond	10.40	10.20	—	—	—	—	—	—	—	—	10.00	(f)
MML Balanced Allocation	10.63	10.58	9.51	7.80	—	—	—	—	—	—	10.00	(e)
MML Capital Guardian Asset Allocation(j)	13.22	13.18	11.85	10.26	14.92	14.95	13.37	12.41	11.60	—	10.00	(b)
MML Conservative Allocation	10.99	10.85	9.82	8.22	—	—	—	—	—	—	10.00	(e)
MML Davis Large Cap Value	12.24	12.90	11.63	9.02	15.06	14.64	12.98	12.03	10.90	8.52	10.00	(a)
MML Emerging Growth(j)	10.10	10.95	8.86	8.00	13.96	12.00	11.55	11.59	10.24	7.11	10.00	(a)
MML Equity Index	12.04	11.99	10.61	8.52	13.76	13.26	11.65	11.29	10.36	8.19	10.00	(a)
MML Growth & Income	12.12	12.50	11.36	9.02	15.25	15.51	14.27	13.66	12.54	—	10.00	(b)
MML Growth Allocation	10.21	10.39	9.16	7.16	—	—	—	—	—	—	10.00	(e)
MML Income & Growth	11.88	11.40	10.34	8.87	13.77	14.06	12.17	11.78	10.56	8.27	10.00	(a)
MML Legg Mason Concentrated Growth(j)	9.78	9.98	8.86	6.29	15.89	13.99	13.41	12.07	10.36	8.73	10.00	(a)
MML MFS® Global	8.93	9.45	8.50	6.52	11.74	11.48	10.36	9.94	9.64	7.89	10.00	(a)
MML Moderate Allocation	10.54	10.58	9.44	7.60	—	—	—	—	—	—	10.00	(e)
MML Money Market	9.69	9.81	9.94	10.06	—	—	—	—	—	—	10.00	(e)
MML Oppenheimer Small Company Opportunities(g)	—	—	8.86	9.74	16.34	17.82	15.64	14.28	12.18	8.67	10.00	(a)
MML Oppenheimer/Loomis Sayles Equity	11.66	12.27	10.83	8.40	14.56	14.18	12.18	11.96	10.46	8.31	10.00	(a)
MML Rainier Large Cap Growth	10.54	11.09	9.45	7.26	12.44	11.10	10.72	10.28	10.08	7.69	10.00	(a)
MML Small Cap Index(j)	15.46	15.58	12.56	10.20	15.05	15.34	13.49	13.11	11.27	7.80	10.00	(a)
MML Small/Mid Cap Equity	12.70	13.15	10.80	8.01	13.14	13.48	12.36	12.54	10.92	8.43	10.00	(a)
MML T. Rowe Price Blue Chip Growth	12.97	12.97	11.31	8.05	14.17	12.74	11.79	11.27	10.51	8.27	10.00	(a)
MML T. Rowe Price Equity Income	12.57	12.84	11.31	9.15	14.45	14.19	12.08	11.78	10.38	8.38	10.00	(a)
MML T. Rowe Price Growth Equity(h)	—	—	6.63	6.07	10.74	10.42	10.36	10.10	9.76	8.05	10.00	(a)

Sub-Account	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008	Dec. 31, 2007	Dec. 31, 2006	Dec. 31, 2005	Dec. 31, 2004	Dec. 31, 2003	Dec. 31, 2002	Value at Inception Date
MML T. Rowe Price Mid Cap Growth	$18.34	$18.81	$14.88	$10.37	$17.57	$15.23	$14.46	$12.76	$10.93	$8.00	$10.00	(a)
MML Templeton Foreign	11.92	13.41	12.97	10.16	17.48	15.60	12.80	11.77	10.06	7.71	10.00	(a)
MML W&R/Wellington Small Cap Growth Equity	15.60	16.68	13.82	10.12	16.68	15.41	14.31	13.00	11.62	7.93	10.00	(a)
Oppenheimer Balanced(i)	10.41	10.47	9.39	7.81	13.99	13.66	12.45	12.14	11.17	9.06	10.00	(a)
Oppenheimer Capital Appreciation	11.00	11.28	10.44	7.32	13.61	12.08	11.34	10.93	10.35	8.01	10.00	(a)
Oppenheimer Global Securities	15.02	16.59	14.49	10.50	17.79	16.95	14.59	12.93	11.00	7.79	10.00	(a)
Oppenheimer Global Strategic Income	16.87	16.95	14.93	12.73	15.03	13.89	13.09	12.91	12.04	10.33	10.00	(a)
Oppenheimer High Income(i)	3.86	4.01	3.54	2.86	13.58	13.77	12.75	12.62	11.74	9.59	10.00	(a)
Oppenheimer International Growth	15.71	17.14	15.14	11.01	19.45	17.50	13.55	12.04	10.35	6.98	10.00	(a)
Oppenheimer Main Street	11.77	11.93	10.41	8.22	13.53	13.13	11.56	11.05	10.23	8.18	10.00	(a)
Oppenheimer Money(d)	10.57	10.71	10.84	10.95	10.79	10.42	10.08	9.92	9.96	10.01	10.00	(a)
Oppenheimer Small- & Mid-Cap Growth	11.40	11.43	9.08	6.94	13.80	13.15	12.94	11.67	9.87	7.96	10.00	(a)
PIMCO CommodityRealReturn Strategy	9.92	10.87	8.86	6.34	11.44	9.41	—	—	—	—	10.00	(c)
Scudder VIT EAFE Equity Index	—	—	—	—	—	—	—	11.94	10.16	7.72	10.00	(a)

Accumulation Unit Values – Package III

Sub-Account	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008	Dec. 31, 2007	Dec. 31, 2006	Dec. 31, 2005	Dec. 31, 2004	Dec. 31, 2003	Dec. 31, 2002	Value at Inception Date
Calvert Social Balanced	$ —	$ —	$ —	$ —	$ —	$ —	$11.81	$11.35	$10.65	$9.07	$10.00	(a)
Fidelity VIP Contrafund	15.37	16.02	13.88	10.39	18.35	15.85	14.41	12.51	11.01	8.70	10.00	(a)
ING Clarion Global Real Estate	9.89	10.61	9.29	7.07	10.06	12.21	—	—	—	—	10.00	(c)
Invesco V.I. Dividend Growth(k)	5.49	5.69	5.24	4.18	10.46	13.65	11.91	11.42	10.67	8.36	10.00	(a)
Invesco V.I. Global Health Care	12.63	12.34	11.90	9.47	13.47	12.23	11.80	11.08	10.46	8.32	10.00	(a)
Invesco V.I. Technology	10.78	11.54	9.66	6.23	11.41	10.76	9.89	9.83	9.54	6.67	10.00	(a)
Janus Aspen Balanced	—	—	—	—	—	—	11.71	11.05	10.36	9.25	10.00	(a)
MFS Investors Trust	—	—	—	—	—	—	11.60	10.98	10.01	8.33	10.00	(a)
MFS New Discovery	—	—	—	—	—	—	11.05	10.66	10.16	7.72	10.00	(a)
MML Aggressive Allocation	9.88	10.22	8.95	6.78	—	—	—	—	—	—	10.00	(e)
MML AllianceBernstein Small/Mid Cap Value	15.87	17.42	13.95	9.93	16.35	20.33	17.23	16.08	13.20	—	10.00	(b)
MML American Century Mid Cap Value	15.48	15.83	13.38	10.43	14.03	14.59	12.68	12.26	10.89	8.58	10.00	(a)
MML Babson Blend	13.70	13.28	11.98	10.10	13.27	12.73	11.56	11.22	10.49	8.97	10.00	(a)
MML Babson Enhanced Index Core Equity(j)	11.71	11.60	10.31	8.44	13.67	13.30	11.63	11.19	10.25	8.19	10.00	(a)
MML Babson High Yield	11.02	10.58	—	—	—	—	—	—	—	—	10.00	(f)
MML Babson Inflation-Protected and Income	13.79	12.34	11.76	10.74	11.41	10.78	10.84	10.83	10.36	—	10.00	(b)
MML Babson Managed Bond	14.90	14.10	13.39	12.34	12.24	11.61	11.33	11.24	10.92	10.51	10.00	(a)
MML Babson Short-Duration Bond	10.36	10.18	—	—	—	—	—	—	–	—	10.00	(f)
MML Balanced Allocation	10.52	10.51	9.47	7.78	—	—	—	—	—	—	10.00	(e)
MML Capital Guardian Asset Allocation(j)	12.94	12.93	11.66	10.12	14.75	14.81	13.28	12.36	11.58	—	10.00	(b)
MML Conservative Allocation	10.88	10.77	9.78	8.20	—	—	—	—	—	—	10.00	(e)
MML Davis Large Cap Value	11.95	12.63	11.42	8.88	14.85	14.47	12.86	11.95	10.85	8.51	10.00	(a)
MML Emerging Growth(j)	9.87	10.72	8.69	7.87	13.76	11.87	11.44	11.51	10.20	7.10	10.00	(a)
MML Equity Index	11.75	11.74	10.41	8.38	13.57	13.11	11.54	11.22	10.32	8.18	10.00	(a)
MML Growth & Income	11.86	12.27	11.18	8.89	15.08	15.37	14.18	13.60	12.52	—	10.00	(b)
MML Growth Allocation	10.11	10.31	9.11	7.14	—	—	—	—	—	—	10.00	(e)
MML Income & Growth	11.60	11.15	10.14	8.73	13.58	13.90	12.06	11.70	10.52	8.26	10.00	(a)
MML Legg Mason Concentrated Growth(j)	9.55	9.77	8.69	6.19	15.67	13.84	13.29	11.99	10.32	8.72	10.00	(a)
MML MFS® Global	8.72	9.25	8.34	6.41	11.57	11.35	10.27	9.88	9.60	7.88	10.00	(a)
MML Moderate Allocation	10.44	10.50	9.40	7.58	—	—	—	—	—	—	10.00	(e)
MML Money Market	9.59	9.74	9.89	10.04	—	—	—	—	—	—	10.00	(e)
MML Oppenheimer Small Company Opportunities(g)	—	—	8.71	9.58	16.12	17.62	15.50	14.19	12.13	8.65	10.00	(a)
MML Oppenheimer/Loomis Sayles Equity	11.38	12.01	10.63	8.26	14.36	14.02	12.07	11.88	10.42	8.30	10.00	(a)
MML Rainier Large Cap Growth	10.29	10.85	9.27	7.15	12.27	10.97	10.62	10.21	10.04	7.68	10.00	(a)
MML Small Cap Index(j)	15.10	15.25	12.33	10.03	14.84	15.16	13.37	13.02	11.23	7.79	10.00	(a)
MML Small/Mid Cap Equity	12.40	12.87	10.60	7.88	12.96	13.32	12.25	12.46	10.88	8.41	10.00	(a)
MML T. Rowe Price Blue Chip Growth	12.67	12.69	11.10	7.91	13.97	12.59	11.68	11.20	10.47	8.26	10.00	(a)
MML T. Rowe Price Equity Income	12.27	12.56	11.10	9.00	14.25	14.03	11.97	11.70	10.34	8.37	10.00	(a)
MML T. Rowe Price Growth Equity(h)	—	—	6.51	5.97	10.59	10.30	10.27	10.04	9.72	8.03	10.00	(a)

Sub-Account	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008	Dec. 31, 2007	Dec. 31, 2006	Dec. 31, 2005	Dec. 31, 2004	Dec. 31, 2003	Dec. 31, 2002	Value at Inception Date
MML T. Rowe Price Mid Cap Growth	$17.91	$18.41	$14.60	$10.20	$17.33	$15.06	$14.33	$12.68	$10.88	$7.99	$10.00	(a)
MML Templeton Foreign	11.64	13.12	12.73	10.00	17.23	15.43	12.68	11.69	10.02	7.70	10.00	(a)
MML W&R/Wellington Small Cap Growth Equity	15.23	16.33	13.56	9.95	16.45	15.24	14.18	12.91	11.58	7.92	10.00	(a)
Oppenheimer Balanced(i)	10.16	10.25	9.22	7.68	13.80	13.50	12.34	12.06	11.13	9.04	10.00	(a)
Oppenheimer Capital Appreciation	10.74	11.04	10.24	7.20	13.42	11.94	11.24	10.86	10.31	8.00	10.00	(a)
Oppenheimer Global Securities	14.66	16.24	14.22	10.33	17.54	16.76	14.46	12.85	10.95	7.78	10.00	(a)
Oppenheimer Global Strategic Income	16.47	16.59	14.65	12.52	14.83	13.73	12.97	12.83	11.99	10.31	10.00	(a)
Oppenheimer High Income(i)	3.77	3.92	3.47	2.81	13.39	13.61	12.63	12.54	11.69	9.58	10.00	(a)
Oppenheimer International Growth	15.34	16.78	14.85	10.83	19.18	17.30	13.43	11.96	10.31	6.97	10.00	(a)
Oppenheimer Main Street	11.49	11.67	10.21	8.08	13.34	12.98	11.46	10.98	10.19	8.17	10.00	(a)
Oppenheimer Money(d)	10.32	10.48	10.64	10.77	10.64	10.30	9.99	9.86	9.92	9.99	10.00	(a)
Oppenheimer Small- & Mid-Cap Growth	11.13	11.18	8.91	6.82	13.61	13.00	12.82	11.59	9.83	7.95	10.00	(a)
PIMCO CommodityRealReturn Strategy	9.78	10.74	8.78	6.30	11.39	9.39	—	—	—	—	10.00	(c)
Scudder VIT EAFE Equity Index	—	—	—	—	—	—	—	11.86	10.12	7.70	10.00	(a)

Accumulation Units Outstanding – Custom Plan and Packages I, II & III

Sub-Account	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008	Dec. 31, 2007	Dec. 31, 2006	Dec. 31, 2005	Dec. 31, 2004	Dec. 31, 2003	Dec. 31, 2002
Calvert Social Balanced(a)	—	—	—	—	—	—	657,315	612,599	291,248	31,040
Fidelity VIP Contrafund(a)	3,730,609	4,532,049	5,291,540	5,914,939	7,252,368	7,531,130	7,467,340	6,602,444	3,230,275	537,729
ING Clarion Global Real Estate(c)	205,466	228,726	179,134	151,146	176,924	200,051	—	—	—	—
Invesco V.I. Dividend Growth(a),(k)	241,087	297,347	402,756	300,708	266,356	314,839	317,182	304,398	175,813	36,584
Invesco V.I. Global Health Care(a)	398,631	477,811	546,536	607,960	775,025	855,352	880,750	807,897	436,650	67,061
Invesco V.I. Technology(a)	346,522	441,632	488,245	404,069	490,338	557,044	594,681	608,673	320,507	59,615
Janus Aspen Balanced(a)	—	—	—	—	—	—	2,011,576	2,003,070	1,532,170	376,835
MFS Investors Trust(a)	—	—	—	—	—	—	524,661	536,426	350,415	51,300
MFS New Discovery(a)	—	—	—	—	—	—	793,387	766,266	289,814	46,169
MML Aggressive Allocation(e)	76,809	133,144	103,015	80,623	—	—	—	—	—	—
MML AllianceBernstein Small/Mid Cap Value(b)	1,105,940	1,316,098	1,534,127	1,770,160	2,159,344	2,283,884	2,250,178	1,843,632	375,542	—
MML American Century Mid Cap Value(a)	2,279,032	2,825,563	3,317,609	3,858,749	5,033,492	5,238,359	5,473,538	5,121,020	2,819,290	614,246
MML Babson Blend(a)	1,241,409	1,537,859	1,724,958	1,888,578	2,435,981	2,649,094	795,372	813,307	585,685	154,550
MML Babson Enhanced Index Core Equity(a),(j)	399,301	470,468	558,814	658,436	791,218	844,185	346,834	374,037	279,197	25,673
MML Babson High Yield(f)	128,417	29,474	—	—	—	—	—	—	—	—
MML Babson Inflation-Protected and Income(b)	2,225,638	2,709,746	2,885,849	3,203,615	3,803,544	3,750,953	3,964,698	3,225,425	836,822	—
MML Babson Managed Bond(a)	3,750,512	4,631,151	4,956,710	5,076,059	6,782,175	6,829,642	7,041,727	6,657,208	4,249,840	1,100,305
MML Babson Short-Duration Bond(f)	252,142	142,435	—	—	—	—	—	—	—	—
MML Balanced Allocation(e)	774,445	848,112	679,540	191,363	—	—	—	—	—	—
MML Capital Guardian Asset Allocation(b),(j)	3,349,610	4,172,473	4,893,906	5,536,543	7,424,598	7,885,080	7,330,360	6,516,791	2,159,858	—
MML Conservative Allocation(e)	837,564	651,528	475,231	304,886	—	—	—	—	—	—
MML Davis Large Cap Value(a)	1,167,716	1,432,373	1,705,408	1,856,370	2,208,797	2,224,384	2,231,629	2,042,083	1,042,862	203,024
MML Emerging Growth(a),(j)	355,117	429,066	393,356	410,642	462,722	439,727	475,647	456,863	221,601	17,634
MML Equity Index(a)	684,024	795,902	953,889	934,127	1,123,341	1,226,752	1,296,610	1,334,445	752,790	156,803
MML Growth & Income(b)	4,854,825	5,970,654	6,819,304	7,763,347	9,174,079	9,934,136	10,444,593	9,555,800	3,018,794	—
MML Growth Allocation(e)	1,021,890	1,033,716	893,583	255,263	—	—	—	—	—	—
MML Income & Growth(a)	1,290,530	1,630,342	1,926,086	2,168,890	2,521,214	2,683,786	2,821,826	2,681,000	1,565,883	227,816
MML Legg Mason Concentrated Growth(a),(j)	570,749	706,549	876,274	902,875	1,021,857	1,064,184	1,198,625	1,006,915	711,254	144,130
MML MFS® Global(a)	399,319	476,128	536,063	573,574	669,882	698,361	719,700	692,746	446,172	72,411
MML Moderate Allocation(e)	1,269,086	1,390,938	1,300,214	420,747	—	—	—	—	—	—
MML Money Market(e)	998,626	1,008,102	927,203	841,247	—	—	—	—	—	—
MML Oppenheimer Small Company Opportunities(a),(g)	—	—	—	1,177,963	1,443,953	1,536,981	1,540,946	1,435,419	663,547	132,553
MML Oppenheimer/Loomis Sayles Equity(a)	582,495	652,161	747,896	823,140	1,035,815	900,564	914,462	843,344	441,343	61,466
MML Rainier Large Cap Growth(a)	1,200,689	1,430,121	1,628,187	1,779,713	2,082,377	2,272,447	2,392,134	2,359,784	1,179,124	187,759
MML Small Cap Index(a),(j)	965,981	1,191,732	1,381,414	1,513,629	1,832,552	1,975,155	1,424,512	1,331,876	568,345	53,007
MML Small/Mid Cap Equity(a)	1,179,345	1,430,491	1,668,961	636,983	759,875	855,539	893,337	873,634	497,629	126,621
MML T. Rowe Price Blue Chip Growth(a)	1,556,070	1,916,186	2,184,844	2,092,032	2,505,757	2,739,537	2,752,490	2,569,648	1,170,721	202,915
MML T. Rowe Price Equity Income(a)	3,218,298	3,930,614	4,456,180	4,982,437	6,256,287	6,492,271	6,550,288	5,861,185	2,602,878	521,632

Sub-Account	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008	Dec. 31, 2007	Dec. 31, 2006	Dec. 31, 2005	Dec. 31, 2004	Dec. 31, 2003	Dec. 31, 2002
MML T. Rowe Price Growth Equity(a),(h)	—	—	—	392,898	397,686	425,033	428,759	427,844	239,546	29,965
MML T. Rowe Price Mid Cap Growth(a)	1,985,205	2,435,514	2,873,006	3,179,839	4,060,370	4,219,589	4,439,354	4,489,308	3,116,696	487,818
MML Templeton Foreign(a)	1,540,556	1,869,135	2,084,534	2,330,092	2,734,281	2,788,527	2,800,923	2,383,963	1,068,813	133,254
MML W&R/Wellington Small Cap Growth Equity(a)	703,215	850,954	977,208	1,039,077	1,289,808	1,338,252	1,326,507	1,243,653	606,336	118,674
Oppenheimer Balanced(a),(i)	792,221	999,698	1,281,791	1,804,533	2,266,117	2,301,651	2,458,471	2,312,080	1,093,140	161,302
Oppenheimer Capital Appreciation(a)	3,755,506	4,682,304	5,493,585	6,109,124	7,193,925	7,917,284	8,070,974	7,466,521	3,421,262	476,070
Oppenheimer Global Securities(a)	4,191,474	5,075,947	5,830,761	6,707,905	8,226,842	8,910,093	9,213,966	8,433,658	3,591,006	653,942
Oppenheimer Global Strategic Income(a)	3,757,807	4,524,837	5,379,044	6,305,548	7,694,461	7,247,690	7,132,083	6,198,261	2,836,608	450,031
Oppenheimer High Income(a),(i)	2,147,917	2,615,722	3,398,850	3,698,561	3,879,185	3,917,560	4,046,521	3,782,757	1,992,817	257,466
Oppenheimer International Growth(a)	1,104,826	1,373,201	1,612,923	1,688,597	1,965,685	1,622,591	1,483,435	1,336,871	613,386	114,699
Oppenheimer Main Street(a)	1,763,645	2,168,605	2,474,188	2,842,206	3,397,997	3,733,073	3,892,189	3,781,265	2,457,506	493,905
Oppenheimer Money(a)(d)	1,196,591	1,469,790	2,204,950	3,383,276	2,764,560	2,200,650	1,975,546	1,957,560	1,363,192	558,867
Oppenheimer Small- & Mid-Cap Growth(a)	1,042,317	1,295,124	1,547,914	1,666,993	1,875,140	1,979,942	2,108,699	1,770,373	672,374	122,865
PIMCO CommodityRealReturn Strategy(c)	490,520	599,382	544,656	380,015	135,900	63,537	—	—	—	—
Scudder VIT EAFE Equity Index(a)	—	—	—	—	—	—	—	413,564	198,634	26,577

Notes to Condensed Financial Information

(a)	Commencement of public offering was May 28, 2002.
(b)	Commencement of public offering was May 1, 2003.
(c)	Commencement of public offering was May 1, 2006.
(d)	This sub-account is unavailable in contracts issued on or after January 19, 2008.
(e)	Commencement of public offering was January 19, 2008.
(f)	Commencement of public offering was May 1, 2010.
(g)	Effective May 1, 2009, MML Oppenheimer Small Company Opportunities was merged into MML Oppenheimer Small Cap Equity. The accumulation unit value in the December 31, 2009 column is the value as of April 30, 2009.
(h)	Effective May 1, 2009, MML T. Rowe Price Growth Equity was merged into MML T. Rowe Price Blue Chip Growth. The accumulation unit value in the December 31, 2009 column is the value as of April 30, 2009.
(i)	Effective May 1, 2009 and after, you may not allocate any new money to this sub-account via purchase payments or transfers.
(j)	Beginning April 30, 2012, this sub-account is unavailable as an investment choice.
(k)	This sub-account is now known as Invesco V.I. Diversified Dividend.

Appendix B

Long-Term Guarantee Fixed Account Interest Rate Factor Adjustment

The Long-Term Guarantee Fixed Account interest rate factor is determined by the following formula:

(1 + a)(n/12)

(1 + b)(n/12)

a =	The initial index rate. The initial index rate is the rate in the Treasury Constant Maturity Series determined for the week prior to the week in which we issue your contract or the most recent renewal of a Long-Term Guarantee Fixed Account falls, for a maturity equal to the length of the current guarantee period.
b =	The current index rate plus 0.25%. The current index rate is the interest rate in the Treasury Constant Maturity Series determined for the week prior to the week of the withdrawal, for a maturity equal to the number of whole months between the day of the withdrawal and the last day of the guarantee period.
n =	The number of whole months left in the current guarantee period.

An interest rate factor adjustment for a partial withdrawal is calculated as follows:

(a + b) x (c-1)

c

a =	the partial withdrawal payment from the Long-Term Guarantee Fixed Account
b =	the contingent deferred sales charge for the partial withdrawal applicable to the Long-Term Guarantee Fixed Account
c =	the interest rate factor

An interest rate factor adjustment for a full withdrawal is calculated as follows:

a × (b-1)

a =	the contract fund value on the business day we receive the request for a full surrender at our Service Center
b =	the interest rate factor

The contract fund value is equal to your net purchase payment applicable to the Long-Term Guarantee Fixed Account on the day we issue your contract. On any day after we issue your contract, the contract fund value is equal to:

(a × b) - c

a =	the previous day’s contract fund value
b =	the sum of one plus the daily interest rate equivalent of the guaranteed interest rate
c =	any contract fund value reduction made on that day

A negative market value adjustment will never result in a payment upon withdrawal that is lower than if the guaranteed rate of interest credited had been equal to the minimum guaranteed interest rate allowed in your state of issue.

PART B

INFORMATION REQUIRED IN A

STATEMENT OF ADDITIONAL INFORMATION

MASSMUTUAL TRANSITIONS®

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

(Depositor)

MASSACHUSETTS MUTUAL VARIABLE ANNUITY SEPARATE ACCOUNT 4

(Registrant)

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2012

This is not a prospectus. This Statement of Additional Information should be read in conjunction with the prospectus dated May 1, 2012, for the individual or group deferred variable annuity contract which is referred to herein.

For a copy of the prospectus call (800) 272-2216 or write: MassMutual Financial Group, Document Management Services – Annuities W360, P.O. Box 9067, Springfield, MA 01102-9067.

1

COMPANY

In this Statement of Additional Information, “we,” “us,” “our” and “the Company” refer to Massachusetts Mutual Life Insurance Company (MassMutual). MassMutual is a diversified financial services company providing life insurance, disability income insurance, long-term care insurance, annuities, retirement products and other products to individual and institutional customers. MassMutual is organized as a mutual life insurance company. MassMutual’s home office is located at 1295 State Street, Springfield, Massachusetts 01111-0001.

CUSTODIAN

The shares of the underlying funds purchased by the sub-accounts are held by MassMutual as custodian of Massachusetts Mutual Variable Annuity Separate Account 4 (the separate account).

ASSIGNMENT OF CONTRACT

MassMutual will not be charged with notice of any assignment of a contract or of the interest of any beneficiary or of any other person unless the assignment is in writing and MassMutual receives the original or a true copy thereof at our Service Center. MassMutual assumes no responsibility for the validity of any assignment.

For qualified contracts, the following exceptions and provisions should be noted:

1)  No person entitled to receive annuity payments under a contract or part or all of the contract’s value will be permitted to commute, anticipate, encumber, alienate or assign such amounts, except upon the written authority of the owner given during the annuitant’s lifetime and received in good order by MassMutual at our Service Center. To the extent permitted by law, no contract nor any proceeds or interest payable thereunder will be subject to the annuitant’s or any other person’s debts, contracts or engagements, nor to any levy or attachment for payment thereof;

2)  If an assignment of a contract is in effect on the maturity date, MassMutual reserves the right to pay to the assignee in one sum the amount of the contract’s maturity value to which the assignee is entitled, and to pay any balance of such value in one sum to the owner, regardless of any payment options which the owner may have elected. Moreover, if an assignment of a contract is in effect at the death of the annuitant prior to the maturity date, MassMutual will pay to the assignee in one sum the death benefit amount which corresponds to the death benefit choice in effect at the time of the annuitant’s death. Any balance of such value will be paid to the beneficiary in one sum or applied under one or more of the payment options elected;

3)  Contracts used in connection with a tax-qualified retirement plan must be endorsed to provide that they may not be sold, assigned or pledged for any purpose unless they are owned by the trustee of a trust described in Section 401(a) or by the administrator of an annuity plan described under Section 403(a) of the Code; and

4)  Contracts issued under a plan for an Individual Retirement Annuity pursuant to Section 408 of the Code must be endorsed to provide that they are non-transferable. Such contracts may not be sold, assigned, discounted, or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose by the annuitant to any person or party other than MassMutual, except to a former spouse of the annuitant in accordance with the terms of a divorce decree or other written instrument incident to a divorce.

Assignments may be subject to federal income tax.

2

DISTRIBUTION

The contracts were sold by both registered representatives of MML Investors Services, LLC (MMLIS), a subsidiary of MassMutual, and by registered representatives of other broker-dealers who have entered into distribution agreements with MML Distributors, LLC (MML Distributors), a subsidiary of MassMutual. Pursuant to separate underwriting agreements with MassMutual and the separate account, MMLIS serves as principal underwriter of the contracts sold by its registered representatives and MML Distributors serves as principal underwriter of the contracts sold by registered representatives of other broker-dealers who have entered into distribution agreements with MML Distributors.

Both MMLIS and MML Distributors are registered with the Securities and Exchange Commission as broker-dealers under the Securities Exchange Act of 1934 and are members of the Financial Industry Regulatory Authority (FINRA).

Commissions for sales of the contract by MMLIS registered representatives are paid on behalf of MMLIS to its registered representatives and were as follows for the last three calendar years:

2009	2010	2011
$400,550	$480,030	$554,957

Commissions for sales of the contract by registered representatives of other broker-dealers are paid on behalf of MML Distributors to those broker-dealers and were as follows for the last three calendar years:

2009	2010	2011
$182,616	$278,017	$209,551

MMLIS and MML Distributors also receive compensation for their actions as principal underwriters of the contracts. Compensation amounts for the last three calendar years were as follows:

MMLIS

2009	2010	2011
$5,774,843	$4,601,632	$4,382,746

MML Distributors

2009	2010	2011
$513,493	$377,422	$358,653

We no longer sell the MassMutual Transitions contract. However, we continue to administer the contract and we continue to accept purchase payments to existing contracts subject to certain restrictions.

PURCHASE OF SECURITIES BEING OFFERED

Interests in the Separate Account are sold to Participants as accumulation units. Charges associated with such securities are discussed in the Expenses section of the prospectus for the contract. The contract does not offer any special purchase plan or exchange program not discussed in the prospectus. (For a discussion of instances when sales charges will be waived, see the Contingent Deferred Sales Charge section of the prospectus.)

3

ACCUMULATION UNITS AND UNIT VALUE

During the accumulation phase, accumulation units shall be used to account for all amounts allocated to or withdrawn from the sub-accounts of the separate account as a result of purchase payments, withdrawals, transfers, or fees and charges. MassMutual will determine the number of accumulation units of a sub-account purchased or canceled. This will be done by dividing the amount allocated to (or the amount withdrawn from) the sub-account by the dollar value of one accumulation unit of the sub-account as of the end of the business day during which the transaction is received at our Service Center.

The accumulation unit value for each sub-account was set on the date such sub-account became operative. Subsequent accumulation unit values for each sub-account are determined for each day in which the New York Stock Exchange is open for business (business day) by multiplying the accumulation unit value for the immediately preceding business day by the net investment factor for the sub-account for the current business day.

The net investment factor for each sub-account is determined by dividing A by B and subtracting C where:

A is (i) the net asset value per share of the funding vehicle or portfolio of a funding vehicle held by the sub-account for the current business day; plus (ii) any dividend per share declared on behalf of such funding vehicle or portfolio of a funding vehicle that has an ex-dividend date within the current business day; less (iii) the cumulative charge or credit for taxes reserved which is determined by MassMutual to have resulted from the operation or maintenance of the sub-account.

B is the net asset value per share of the funding vehicle or portfolio held by the sub-account for the immediately preceding business day, minus the cumulative charge or credit for taxes reserved which is determined by MassMutual to have resulted from the operation or maintenance of the sub-account as of the immediately preceding business day.

C is the cumulative charge since the immediately preceding business day for the mortality and expense risk charge and for the administrative charge. The accumulation unit value may increase or decrease from business day to business day.

TRANSFERS DURING THE INCOME PHASE

Transfers of annuity reserves between sub-accounts will be made by converting the number of annuity units attributable to the annuity reserves being transferred to the number of annuity units of the sub-account to which the transfer is made, so that the next annuity payment if it were made at that time would be the same amount that it would have been without the transfer. Thereafter, annuity payments will reflect changes in the value of the new annuity units.

The amount transferred to the general account from a sub-account will be based on the annuity reserves for the participant in that sub-account. Transfers to the general account will be made by converting the annuity units being transferred to purchase fixed annuity payments under the annuity option in effect and based on the age of the annuitant at the time of the transfer.

See the Transfers During the Income Phase section in the prospectus for more information about transfers during the income phase.

PAYMENT OF DEATH BENEFIT

MassMutual will require due proof of death before any death benefit is paid. Due proof of death will be:

1)  a certified death certificate;

4

2)  a certified decree of a court of competent jurisdiction as to the finding of death; or

3)  any other proof satisfactory to MassMutual.

All death benefits will be paid in accordance with applicable law or regulations governing death benefit payments.

The beneficiary designation in effect on the date we issue the contract will remain in effect until changed. Unless the owner provides otherwise, the death benefit will be paid in equal shares to the beneficiary(ies) as follows:

1)  to the primary beneficiary(ies) who survive the owner’s and/or the annuitant’s death, as applicable; or if there are none

2)  to the contingent beneficiary(ies) who survive the owner’s and/or the annuitant’s death, as applicable; or if there are none

3)  to the estate of the owner.

You may name an irrevocable beneficiary(ies). In that case, a change of beneficiary requires the consent of any irrevocable beneficiary. If an irrevocable beneficiary is named, the owner retains all other contractual rights.

See the Death Benefit section in the prospectus for more information on death benefits.

ANNUITY PAYMENTS

A variable annuity payment is an annuity with payments which: (1) are not predetermined as to dollar amount; and (2) will vary in amount with the net investment results of the applicable sub-accounts of the separate account. Annuity Payments also depend upon the age of the annuitant and any joint annuitant and the assumed interest factor utilized and may vary by gender of the annuitant and any joint annuitant. The annuity table used will depend upon the annuity option chosen. The dollar amount of annuity payments after the first is determined as follows:

1)  The dollar amount of the first annuity payment is divided by the value of an annuity unit as of the annuity date. This establishes the number of annuity units for each annuity payment. The number of annuity units will remain the same for the life of the contract unless you transfer among investment choices during the income phase or if you elected an annuity option with reduced payments to the survivor and the reduced payments to a survivor commence.

2)  For each sub-account, the fixed number of annuity units is multiplied by the annuity unit value on each subsequent annuity payment date.

3)  The total dollar amount of each variable annuity payment is the sum of all sub-account variable annuity payments.

The number of annuity units is determined as follows:

1)  The number of annuity units credited in each sub-account will be determined by dividing the product of the portion of the contract value to be applied to the sub-account and the annuity purchase rate by the value of one annuity unit in that sub-account on the annuity date. The purchase rates are set forth in the variable annuity rate tables in the contract.

2)  For each sub-account, the amount of each annuity payment equals the product of the annuitant’s number of annuity units and the annuity unit value on the payment date. The amount of each payment may vary.

5

The value of any annuity unit for each sub-account of the separate account was set on the date such sub-account became operative. The sub-account annuity unit value at the end of any subsequent valuation period is determined as follows:

1)  The net investment factor for the current business day is multiplied by the value of the annuity unit for the sub-account for the immediately preceding business day.

2)  The result in (1) is then divided by an assumed investment rate factor. The assumed investment rate factor equals 1.00 plus the assumed investment rate for the number of days since the preceding business day. The assumed investment rate is based on an effective annual rate of 4%.

The value of an annuity unit may increase or decrease from business day to business day. See the Income Phase section in the prospectus for more information.

EXPERTS

The financial statements of Massachusetts Mutual Variable Annuity Separate Account 4 as of December 31, 2011 and for each of the years or periods in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended and the statutory financial statements of Massachusetts Mutual Life Insurance Company (the Company) as of December 31, 2011 and 2010, and for each of the years in the three-year period ended December 31, 2011, included in this Statement of Additional Information, have been included herein in reliance upon the reports of KPMG LLP, an independent registered public accounting firm, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing. The KPMG LLP audit report relating to the Company’s statutory financial statements dated February 22, 2012 includes explanatory language that states that the Company prepared the statutory financial statements of Massachusetts Mutual Life Insurance Company using statutory accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance, (statutory accounting practices) which practices differ from U.S. generally accepted accounting principles. Accordingly, the KPMG LLP audit report states that the statutory financial statements are not presented fairly in conformity with U.S. generally accepted accounting principles and further states that those statements are presented fairly, in all material respects, in conformity with statutory accounting practices. In addition, that report refers to the Company’s change in its method of accounting for other-than-temporary impairments of structured securities and deferred income tax assets in 2009. The principal business address of KPMG LLP is One Financial Plaza, 755 Main Street, Hartford, Connecticut 06103.

6

Report of Independent Registered Public Accounting Firm

The Board of Directors of Massachusetts Mutual Life Insurance Company and Contract Owners of Massachusetts Mutual Variable Annuity Separate Account 4:

We have audited the accompanying statement of assets and liabilities of Massachusetts Mutual Variable Annuity Separate Account 4 (comprised of the sub-accounts listed in Note 2) (collectively, “the Separate Account”) as of December 31, 2011, the related statements of operations and changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the underlying mutual funds or their transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Massachusetts Mutual Variable Annuity Separate Account 4 as of December 31, 2011, and the results of its operations and changes in its net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/    KPMG LLP

Boston, MA

March 2, 2012

LA2054

Massachusetts Mutual Variable Annuity Separate Account 4

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2011

	Fidelity® VIP Contrafund ® Sub-Account	Fidelity® VIP Contrafund ® Sub-Account	ING Clarion Global Real Estate Sub-Account	Invesco V.I. Dividend Growth Sub-Account	Invesco V.I. Dividend Growth Sub-Account	Invesco V.I. Global Health Care Sub-Account	Invesco V.I. Global Health Care Sub-Account	Invesco V.I. Technology Sub-Account	Invesco V.I. Technology Sub-Account	MML Aggressive Allocation Sub-Account
	(Initial Class)	(Service Class 2)		(Series I)	(Series II)	(Series I)	(Series II)	(Series I)	(Series II)	(Initial Class)

ASSETS
Investments
Number of shares	12,543,324	1,739,063	1,398,484	210,022	122,393	535,034	106,525	425,582	103,947	3,542,458

Identified cost	$337,976,530	$32,973,187	$12,388,301	$2,398,272	$1,524,502	$8,344,553	$1,631,307	$5,291,590	$1,542,836	$31,399,560

Value	$288,747,324	$39,372,393	$12,432,521	$2,948,705	$1,713,500	$9,293,538	$1,809,865	$6,451,827	$1,544,652	$32,307,220
Dividends receivable	-	-	-	-	-	-	-	-	-	-
Receivable from Massachusetts Mutual Life Insurance Company	-	22,502	-	-	-	-	9,538	-	659	-

Total assets	288,747,324	39,394,895	12,432,521	2,948,705	1,713,500	9,293,538	1,819,403	6,451,827	1,545,311	32,307,220

LIABILITIES
Annuitant mortality fluctuation reserve	4,330	-	15	-	-	-	-	90	-	-
Payable to Massachusetts Mutual Life Insurance Company	26,878	-	6,897	199	71	116	-	10,487	-	4,963

Total liabilities	31,208	-	6,912	199	71	116	-	10,577	-	4,963

NET ASSETS	$288,716,116	$39,394,895	$12,425,609	$2,948,506	$1,713,429	$9,293,422	$1,819,403	$6,441,250	$1,545,311	$32,302,257

Net Assets:
Accumulation units - value	$287,305,411	$39,394,895	$12,248,304	$2,932,786	$1,713,429	$9,180,437	$1,819,403	$6,423,638	$1,545,311	$32,302,257
Contracts in payout (annuitization) period	1,410,705	-	177,305	15,720	-	112,985	-	17,612	-	-

Net assets	$288,716,116	$39,394,895	$12,425,609	$2,948,506	$1,713,429	$9,293,422	$1,819,403	$6,441,250	$1,545,311	$32,302,257

Outstanding units
Contract owners	19,495,926	2,798,369	1,239,556	523,132	333,745	724,495	149,132	730,777	128,086	3,238,254

UNIT VALUE
Panorama Premier	$19.69	$-	$9.97	$6.21	$-	$12.47	$-	$3.08	$-	$9.94
Panorama Passage®
Tier 1	14.85	-	9.92	6.15	-	12.34	-	3.04	-	9.90
Tier 2	14.64	-	9.83	6.06	-	12.17	-	3.00	-	9.84
Tier 3	15.31	-	10.06	6.33	-	12.70	-	3.13	-	10.00
MassMutual Artistry	13.11	-	10.10	5.54	-	11.03	-	2.97	-	10.03
MassMutual Transitions®
Custom Plan	16.29	-	10.23	5.81	-	13.38	-	11.42	-	10.12
Package Plan I	16.29	-	10.23	5.81	-	13.38	-	11.42	-	10.12
Package Plan II	15.75	-	10.03	5.62	-	12.93	-	11.05	-	9.98
Package Plan III	15.37	-	9.89	5.49	-	12.63	-	10.78	-	9.88
MassMutual EvolutionSM
Tier 1	13.36	-	9.89	4.81	-	11.38	-	10.88	-	9.88
Tier 2	12.95	-	9.66	4.66	-	11.03	-	10.55	-	9.73
Tier 3	12.69	-	9.53	4.57	-	10.82	-	10.34	-	9.63
Tier 4	12.92	-	9.66	4.65	-	11.01	-	10.53	-	9.73
Tier 5	12.53	-	9.45	4.51	-	10.67	-	10.21	-	9.57
Tier 6	12.28	-	9.31	4.42	-	10.47	-	10.01	-	9.48
Tier 7	12.88	-	9.61	4.63	-	10.97	-	10.49	-	9.69
Tier 8	12.46	-	9.40	4.48	-	10.62	-	10.15	-	9.54
Tier 9	-	12.69	9.55	-	4.57	-	10.81	-	10.33	-
Tier 10	-	13.16	9.82	-	4.75	-	11.22	-	10.72	-
Tier 11	-	12.28	9.34	-	4.43	-	10.46	-	10.00	-
Tier 12	-	12.99	9.69	-	4.68	-	11.07	-	10.58	-
Tier 13	-	12.18	9.27	-	4.39	-	10.38	-	9.92	-
Tier 14	-	12.59	9.48	-	4.54	-	10.73	-	10.25	-
MassMutual RetireEase SelectSM
Tier 1	8.96	-	8.13	3.85	-	9.49	-	9.61	-	-
Tier 2	9.17	-	8.31	3.94	-	9.71	-	9.83	-	-
MassMutual Transitions SelectSM
Tier 1	14.69	-	10.11	5.42	-	12.94	-	14.03	-	10.04
Tier 2	-	14.57	10.11	-	5.39	-	12.84	-	13.90	-
MassMutual Equity EdgeSM
Tier 1	-	-	-	-	-	-	-	-	-	-
Tier 2	-	-	-	-	-	-	-	-	-	-
Tier 3	-	-	-	-	-	-	-	-	-	-
Tier 4	-	-	-	-	-	-	-	-	-	-

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4

STATEMENT OF ASSETS AND LIABILITIES (Continued)

December 31, 2011

	MML Aggressive Allocation Sub-Account	MML AllianceBernstein Small/Mid Cap Value Sub-Account	MML AllianceBernstein Small/Mid Cap Value Sub-Account	MML American Century Mid Cap Value Sub-Account	MML American Century Mid Cap Value Sub-Account	MML American Funds® Core Allocation Sub-Account	MML American Funds® Growth Sub-Account	MML American Funds® International Sub-Account	MML Babson Blend Sub-Account	MML Babson Blend Sub-Account
	(Service Class)	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)				(Initial Class)	(Service Class)

ASSETS
Investments
Number of shares	3,175,327	18,600,441	834,594	20,500,325	1,280,463	35,411,755	5,006,181	3,682,349	2,513,731	704,820

Identified cost	$24,964,899	$152,592,368	$6,191,470	$203,067,109	$11,149,282	$306,523,241	$43,500,237	$31,709,785	$40,443,455	$11,316,495

Value	$28,800,214	$158,289,752	$7,069,009	$208,488,304	$12,958,287	$354,117,546	$48,109,399	$31,079,022	$44,032,802	$12,332,815
Dividends receivable	-	-	-	-	-	-	-	-	-	-
Receivable from Massachusetts Mutual Life Insurance Company	-	-	-	-	13,569	-	81,258	15,224	-	-

Total assets	28,800,214	158,289,752	7,069,009	208,488,304	12,971,856	354,117,546	48,190,657	31,094,246	44,032,802	12,332,815

LIABILITIES
Annuitant mortality fluctuation reserve	-	1,020	-	2,090	-	-	-	-	1,190	-
Payable to Massachusetts Mutual Life Insurance Company	1,105	26,903	693	28,916	-	30,027	-	-	30,085	1,189

Total liabilities	1,105	27,923	693	31,006	-	30,027	-	-	31,275	1,189

NET ASSETS	$28,799,109	$158,261,829	$7,068,316	$208,457,298	$12,971,856	$354,087,519	$48,190,657	$31,094,246	$44,001,527	$12,331,626

Net Assets:
Accumulation units - value	$28,799,109	$157,622,889	$7,068,316	$207,521,936	$12,971,856	$354,087,519	$48,190,657	$31,094,246	$43,516,608	$12,331,626
Contracts in payout (annuitization) period	-	638,940	-	935,362	-	-	-	-	484,919	-

Net assets	$28,799,109	$158,261,829	$7,068,316	$208,457,298	$12,971,856	$354,087,519	$48,190,657	$31,094,246	$44,001,527	$12,331,626

Outstanding units
Contract owners	2,912,079	12,882,132	601,564	14,229,126	928,233	34,592,331	4,784,094	3,404,524	3,355,716	953,110

UNIT VALUE
Panorama Premier	$-	$16.07	$-	$18.65	$-	$-	$-	$-	$11.52	$-
Panorama Passage®
Tier 1	-	15.95	-	19.91	-	-	-	-	12.28	-
Tier 2	-	15.73	-	19.63	-	-	-	-	12.11	-
Tier 3	-	16.30	-	20.53	-	-	-	-	12.66	-
MassMutual Artistry	-	16.38	-	20.72	-	12.95	14.17	12.14	12.48	-
MassMutual Transitions®
Custom Plan	-	16.71	-	16.40	-	-	-	-	14.51	-
Package Plan I	-	16.71	-	16.40	-	-	-	-	14.51	-
Package Plan II	-	16.21	-	15.86	-	-	-	-	14.03	-
Package Plan III	-	15.87	-	15.48	-	-	-	-	13.70	-
MassMutual EvolutionSM
Tier 1	-	11.39	-	13.54	-	10.17	9.98	9.05	12.64	-
Tier 2	-	11.04	-	13.12	-	10.04	9.85	8.93	12.25	-
Tier 3	-	10.83	-	12.87	-	9.96	9.77	8.86	12.01	-
Tier 4	-	11.02	-	13.10	-	10.04	9.85	8.93	12.23	-
Tier 5	-	10.68	-	12.70	-	9.91	9.72	8.81	11.85	-
Tier 6	-	10.48	-	12.45	-	9.83	9.64	8.74	11.62	-
Tier 7	-	10.98	-	13.05	-	10.01	9.82	8.90	12.18	-
Tier 8	-	10.63	-	12.63	-	9.88	9.69	8.78	11.79	-
Tier 9	9.54	-	10.82	-	12.86	9.94	9.75	8.84	-	12.00
Tier 10	9.73	-	11.22	-	13.35	10.11	9.92	8.99	-	12.45
Tier 11	9.39	-	10.47	-	12.45	9.81	9.63	8.72	-	11.61
Tier 12	9.60	-	11.08	-	13.17	9.97	9.79	8.87	-	12.29
Tier 13	9.32	-	10.39	-	12.36	9.74	9.55	8.66	-	11.53
Tier 14	9.47	-	10.74	-	12.77	9.87	9.68	8.77	-	11.91
MassMutual RetireEase SelectSM
Tier 1	-	7.63	-	9.57	-	-	-	-	10.18	-
Tier 2	-	7.81	-	9.79	-	-	-	-	10.42	-
MassMutual Transitions SelectSM
Tier 1	-	12.06	-	14.39	-	10.31	10.12	9.17	13.60	-
Tier 2	9.95	-	11.96	-	14.27	10.31	10.12	9.17	-	13.48
MassMutual Equity EdgeSM
Tier 1	-	-	-	-	-	-	-	-	-	-
Tier 2	-	-	-	-	-	-	-	-	-	-
Tier 3	-	-	-	-	-	-	-	-	-	-
Tier 4	-	-	-	-	-	-	-	-	-	-

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4

STATEMENT OF ASSETS AND LIABILITIES (Continued)

December 31, 2011

	MML Babson Enhanced Index Core Equity Sub-Account	MML Babson Enhanced Index Core Equity Sub-Account	MML Babson High Yield Sub-Account	MML Babson Inflation-Protected and Income Sub-Account	MML Babson Inflation-Protected and Income Sub-Account	MML Babson Managed Bond Sub-Account	MML Babson Managed Bond Sub-Account	MML Babson Short-Duration Bond Sub-Account	MML Balanced Allocation Sub-Account	MML Balanced Allocation Sub-Account

	(Initial Class)	(Service Class)		(Initial Class)	(Service Class)	(Initial Class)	(Service Class)		(Initial Class)	(Service Class)
ASSETS
Investments
Number of shares	946,610	80,623	591,858	21,870,642	4,070,736	17,274,678	7,303,988	1,076,164	11,354,796	24,894,226

Identified cost	$9,098,994	$645,620	$6,044,797	$229,860,780	$43,613,614	$214,312,096	$93,251,087	$10,997,316	$105,648,729	$219,298,411

Value	$8,224,190	$696,566	$5,924,503	$252,824,617	$46,935,591	$224,392,689	$94,748,742	$11,019,914	$114,229,250	$249,440,141
Dividends receivable	-	-	-	-	-	-	-	-	-	-
Receivable from Massachusetts Mutual Life Insurance Company	-	-	11,555	-	89,959	-	226,641	24,601	-	94,828

Total assets	8,224,190	696,566	5,936,058	252,824,617	47,025,550	224,392,689	94,975,383	11,044,515	114,229,250	249,534,969
LIABILITIES
Annuitant mortality fluctuation reserve	-	-	-	4,556	-	5,695	-	-	-	-
Payable to Massachusetts Mutual Life Insurance Company	570	13	-	9,397	-	23,229	-	-	3,722	-

Total liabilities	570	13	-	13,953	-	28,924	-	-	3,722	-

NET ASSETS	$8,223,620	$696,553	$5,936,058	$252,810,664	$47,025,550	$224,363,765	$94,975,383	$11,044,515	$114,225,528	$249,534,969

Net Assets:
Accumulation units - value	$8,205,023	$696,553	$5,936,058	$251,300,146	$47,025,550	$222,929,581	$94,975,383	$11,044,515	$114,225,528	$249,534,969
Contracts in payout (annuitization) period	18,597	-	-	1,510,518	-	1,434,184	-	-	-	-

Net assets	$8,223,620	$696,553	$5,936,058	$252,810,664	$47,025,550	$224,363,765	$94,975,383	$11,044,515	$114,225,528	$249,534,969

Outstanding units
Contract owners	690,481	60,791	536,417	18,961,515	3,620,696	15,759,632	7,040,175	1,063,389	10,734,311	23,696,375

UNIT VALUE
Panorama Premier	$10.26	$-	$11.05	$13.97	$-	$-	$11.89	$10.38	$10.59	$-
Panorama Passage®
Tier 1	10.16	-	11.03	13.86	-	17.71	-	10.37	10.55	-
Tier 2	10.02	-	11.00	13.67	-	17.47	-	10.34	10.48	-
Tier 3	10.44	-	11.08	14.16	-	18.27	-	10.41	10.65	-
MassMutual Artistry	14.21	-	11.09	14.24	-	17.47	-	10.42	10.68	-
MassMutual Transitions®
Custom Plan	12.41	-	11.13	14.53	-	15.78	-	10.46	10.78	-
Package Plan I	12.41	-	11.13	14.53	-	15.78	-	10.46	10.78	-
Package Plan II	12.00	-	11.07	14.09	-	15.26	-	10.40	10.63	-
Package Plan III	11.71	-	11.02	13.79	-	14.90	-	10.36	10.52	-
MassMutual EvolutionSM
Tier 1	10.93	-	11.02	12.93	-	13.38	-	10.36	10.52	-
Tier 2	10.59	-	10.95	12.53	-	12.97	-	10.29	10.36	-
Tier 3	10.39	-	10.90	12.29	-	12.72	-	10.24	10.26	-
Tier 4	10.58	-	10.95	12.51	-	12.95	-	10.29	10.36	-
Tier 5	10.25	-	10.88	12.12	-	12.55	-	10.22	10.20	-
Tier 6	10.05	-	10.83	11.89	-	12.31	-	10.18	10.10	-
Tier 7	10.54	-	10.93	12.46	-	12.90	-	10.27	10.32	-
Tier 8	10.20	-	10.86	12.06	-	12.48	-	10.20	10.16	-
Tier 9	-	10.37	10.89	-	12.27	-	12.71	10.24	-	10.18
Tier 10	-	10.76	10.99	-	12.73	-	13.19	10.32	-	10.38
Tier 11	-	10.04	10.82	-	11.87	-	12.30	10.17	-	10.02
Tier 12	-	10.62	10.91	-	12.56	-	13.01	10.25	-	10.24
Tier 13	-	9.96	10.74	-	11.78	-	12.21	10.09	-	9.94
Tier 14	-	10.30	10.81	-	12.18	-	12.62	10.16	-	10.10
MassMutual RetireEase SelectSM
Tier 1	8.18	-	-	12.67	-	12.64	-	-	-	-
Tier 2	8.37	-	-	12.97	-	12.94	-	-	-	-
MassMutual Transitions SelectSM
Tier 1	12.12	-	11.09	13.33	-	13.84	-	10.42	10.69	-
Tier 2	-	12.01	11.09	-	13.21	-	13.73	10.42	-	10.61
MassMutual Equity EdgeSM
Tier 1	-	-	-	-	-	-	-	-	-	-
Tier 2	-	-	-	-	-	-	-	-	-	-
Tier 3	-	-	-	-	-	-	-	-	-	-
Tier 4	-	-	-	-	-	-	-	-	-	-

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4

STATEMENT OF ASSETS AND LIABILITIES (Continued)

December 31, 2011

	MML Baring China Sub-Account	MML Baring Strategic Emerging Markets Sub-Account	MML Capital Guardian Asset Allocation Sub-Account	MML Capital Guardian Asset Allocation Sub-Account	MML Conservative Allocation Sub-Account	MML Conservative Allocation Sub-Account	MML Davis Large Cap Value Sub-Account	MML Davis Large Cap Value Sub-Account	MML Emerging Growth Sub-Account	MML Emerging Growth Sub-Account

			(Initial Class)	(Service Class)	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)
ASSETS
Investments
Number of shares	317,569	680,266	9,431,955	1,060,783	9,871,222	22,697,954	15,010,040	1,690,982	1,084,166	204,965

Identified cost	$3,642,792	$8,095,594	$89,551,933	$7,940,375	$94,172,937	$224,633,500	$174,540,590	$16,129,687	$6,402,852	$1,120,410

Value	$2,791,428	$6,448,918	$79,794,336	$8,931,793	$101,081,312	$231,065,176	$164,821,247	$18,481,198	$6,125,660	$1,148,513
Dividends receivable	-	-	-	-	-	-	-	-	-	-
Receivable from Massachusetts Mutual Life Insurance Company	-	6,007	-	-	-	211,815	-	27,133	635	-

Total assets	2,791,428	6,454,925	79,794,336	8,931,793	101,081,312	231,276,991	164,821,247	18,508,331	6,126,295	1,148,513

LIABILITIES
Annuitant mortality fluctuation reserve	-	-	6,005	-	-	-	1,672	-	670	-
Payable to Massachusetts Mutual Life Insurance Company	915	-	16,354	1,556	15,729	-	58,273	-	-	497

Total liabilities	915	-	22,359	1,556	15,729	-	59,945	-	670	497

NET ASSETS	$2,790,513	$6,454,925	$79,771,977	$8,930,237	$101,065,583	$231,276,991	$164,761,302	$18,508,331	$6,125,625	$1,148,016

Net Assets:
Accumulation units - value	$2,790,513	$6,454,925	$79,080,233	$8,930,237	$101,065,583	$231,276,991	$164,055,418	$18,508,331	$6,030,100	$1,148,016
Contracts in payout (annuitization) period	-	-	691,744	-	-	-	705,884	-	95,525	-

Net assets	$2,790,513	$6,454,925	$79,771,977	$8,930,237	$101,065,583	$231,276,991	$164,761,302	$18,508,331	$6,125,625	$1,148,016

Outstanding units
Contract owners	255,300	597,749	6,289,066	804,129	9,171,714	21,317,023	14,733,848	1,695,102	644,221	109,230

UNIT VALUE
Panorama Premier	$-	$-	$13.11	$-	$10.94	$-	$10.12	$-	$4.79	$-
Panorama Passage®
Tier 1	-	-	13.01	-	10.91	-	10.02	-	4.74	-
Tier 2	-	-	12.83	-	10.84	-	9.88	-	4.68	-
Tier 3	-	-	13.29	-	11.01	-	10.31	-	4.88	-
MassMutual Artistry	12.21	13.27	13.36	-	11.04	-	10.29	-	4.95	-
MassMutual Transitions®
Custom Plan	-	-	13.63	-	11.14	-	12.66	-	10.45	-
Package Plan I	-	-	13.63	-	11.14	-	12.66	-	10.45	-
Package Plan II	-	-	13.22	-	10.99	-	12.24	-	10.10	-
Package Plan III	-	-	12.94	-	10.88	-	11.95	-	9.87	-
MassMutual EvolutionSM
Tier 1	10.85	10.70	10.78	-	10.88	-	10.39	-	9.12	-
Tier 2	10.70	10.56	10.45	-	10.71	-	10.06	-	8.84	-
Tier 3	10.62	10.47	10.24	-	10.61	-	9.87	-	8.67	-
Tier 4	10.70	10.56	10.43	-	10.71	-	10.05	-	8.82	-
Tier 5	10.56	10.42	10.11	-	10.54	-	9.74	-	8.55	-
Tier 6	10.48	10.33	9.91	-	10.44	-	9.55	-	8.39	-
Tier 7	10.67	10.52	10.39	-	10.67	-	10.01	-	8.79	-
Tier 8	10.53	10.38	10.06	-	10.50	-	9.69	-	8.51	-
Tier 9	10.60	10.45	-	10.24	-	10.49	-	9.86	-	8.66
Tier 10	10.78	10.63	-	10.62	-	10.70	-	10.23	-	8.99
Tier 11	10.46	10.31	-	9.91	-	10.33	-	9.55	-	8.38
Tier 12	10.63	10.49	-	10.48	-	10.56	-	10.10	-	8.87
Tier 13	10.38	10.24	-	9.84	-	10.25	-	9.47	-	8.32
Tier 14	10.52	10.37	-	10.17	-	10.42	-	9.79	-	8.60
MassMutual RetireEase SelectSM
Tier 1	-	-	8.30	-	-	-	7.70	-	7.58	-
Tier 2	-	-	8.50	-	-	-	7.88	-	7.76	-
MassMutual Transitions SelectSM
Tier 1	10.99	10.84	11.61	-	11.05	-	11.40	-	11.41	-
Tier 2	10.99	10.84	-	11.52	-	10.94	-	11.31	-	11.32
MassMutual Equity EdgeSM
Tier 1	-	-	-	-	-	-	-	-	-	-
Tier 2	-	-	-	-	-	-	-	-	-	-
Tier 3	-	-	-	-	-	-	-	-	-	-
Tier 4	-	-	-	-	-	-	-	-	-	-

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4

STATEMENT OF ASSETS AND LIABILITIES (Continued)

December 31, 2011

	MML Equity Index Sub-Account	MML Equity Index Sub-Account	MML Growth & Income Sub-Account	MML Growth & Income Sub-Account	MML Growth Allocation Sub-Account	MML Growth Allocation Sub-Account	MML Income & Growth Sub-Account	MML Income & Growth Sub-Account	MML Legg Mason Concentrated Growth Sub-Account	MML Legg Mason Concentrated Growth Sub-Account

	(Class I)	(Service Class I)	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)	(Class I)	(Service Class I)
ASSETS
Investments
Number of shares	3,728,629	401,282	11,020,933	1,294,823	52,339,179	78,539,477	3,421,019	992,944	1,562,291	271,615

Identified cost	$54,644,135	$6,003,963	$104,680,844	$8,356,044	$469,579,568	$582,302,230	$32,479,453	$7,968,039	$12,298,515	$1,534,090

Value	$58,651,331	$6,231,903	$86,293,903	$10,086,670	$498,792,373	$745,339,641	$29,283,921	$8,449,954	$11,061,019	$1,906,739
Dividends receivable	-	-	-	-	-	-	-	-	-	-
Receivable from Massachusetts Mutual Life Insurance Company	-	401	-	-	-	55,870	-	15,132	-	2,237

Total assets	58,651,331	6,232,304	86,293,903	10,086,670	498,792,373	745,395,511	29,283,921	8,465,086	11,061,019	1,908,976

LIABILITIES
Annuitant mortality fluctuation reserve	-	-	4,882	-	-	-	-	-	-	-
Payable to Massachusetts Mutual Life Insurance Company	2,436	-	18,199	352	25,275	-	1,592	-	565	-

Total liabilities	2,436	-	23,081	352	25,275	-	1,592	-	565	-

NET ASSETS	$58,648,895	$6,232,304	$86,270,822	$10,086,318	$498,767,098	$745,395,511	$29,282,329	$8,465,086	$11,060,454	$1,908,976

Net Assets:
Accumulation units - value	$58,137,431	$6,232,304	$86,053,261	$10,086,318	$498,767,098	$745,395,511	$29,180,891	$8,465,086	$11,022,640	$1,908,976
Contracts in payout (annuitization) period	511,464	-	217,561	-	-	-	101,438	-	37,814	-

Net assets	$58,648,895	$6,232,304	$86,270,822	$10,086,318	$498,767,098	$745,395,511	$29,282,329	$8,465,086	$11,060,454	$1,908,976

Outstanding units
Contract owners	5,784,434	534,034	7,414,172	1,058,666	48,847,811	73,505,066	2,439,030	768,330	1,136,652	204,461

UNIT VALUE
Panorama Premier	$9.28	$-	$12.01	$-	$10.17	$-	$13.03	$-	$-	$-
Panorama Passage®
Tier 1	9.71	-	11.92	-	10.14	-	10.11	-	-	-
Tier 2	9.57	-	11.76	-	10.07	-	9.97	-	-	-
Tier 3	10.01	-	12.18	-	10.24	-	10.42	-	-	-
MassMutual Artistry	8.66	-	12.24	-	10.26	-	9.34	-	-	-
MassMutual Transitions®
Custom Plan	12.45	-	12.49	-	10.35	-	12.29	-	10.11	-
Package Plan I	12.45	-	12.49	-	10.35	-	12.29	-	10.11	-
Package Plan II	12.04	-	12.12	-	10.21	-	11.88	-	9.78	-
Package Plan III	11.75	-	11.86	-	10.11	-	11.60	-	9.55	-
MassMutual EvolutionSM
Tier 1	10.94	-	9.06	-	10.11	-	10.50	-	8.82	-
Tier 2	10.60	-	8.78	-	9.96	-	10.18	-	8.55	-
Tier 3	10.40	-	8.61	-	9.86	-	9.98	-	8.38	-
Tier 4	10.59	-	8.76	-	9.96	-	10.16	-	8.54	-
Tier 5	10.26	-	8.49	-	9.80	-	9.85	-	8.27	-
Tier 6	10.06	-	8.33	-	9.70	-	9.65	-	8.11	-
Tier 7	10.55	-	8.73	-	9.92	-	10.12	-	8.50	-
Tier 8	10.20	-	8.45	-	9.76	-	9.79	-	8.23	-
Tier 9	-	10.39	-	8.59	-	9.77	-	9.98	-	8.36
Tier 10	-	10.78	-	8.91	-	9.97	-	10.35	-	8.68
Tier 11	-	10.05	-	8.31	-	9.62	-	9.65	-	8.09
Tier 12	-	10.63	-	8.79	-	9.84	-	10.21	-	8.56
Tier 13	-	9.98	-	8.25	-	9.55	-	9.58	-	8.03
Tier 14	-	10.31	-	8.53	-	9.70	-	9.90	-	8.30
MassMutual RetireEase SelectSM
Tier 1	8.30	-	7.22	-	-	-	7.61	-	6.16	-
Tier 2	8.50	-	7.39	-	-	-	7.79	-	6.31	-
MassMutual Transitions SelectSM
Tier 1	12.08	-	9.99	-	10.27	-	11.46	-	9.75	-
Tier 2	-	11.98	-	9.89	-	10.19	-	11.37	-	9.65
MassMutual Equity EdgeSM
Tier 1	9.66	-	-	-	-	-	-	-	-	-
Tier 2	9.72	-	-	-	-	-	-	-	-	-
Tier 3	9.86	-	-	-	-	-	-	-	-	-
Tier 4	9.86	-	-	-	-	-	-	-	-	-

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4

STATEMENT OF ASSETS AND LIABILITIES (Continued)

December 31, 2011

	MML Legg Mason Concentrated Growth Sub-Account	MML MFS Global Sub-Account	MML MFS Global Sub-Account	MML MFS Global Sub-Account	MML Moderate Allocation Sub-Account	MML Moderate Allocation Sub-Account	MML Money Market Sub-Account	MML NASDAQ-100® Sub-Account	MML NASDAQ-100® Sub-Account	MML Oppenheimer/ Loomis Sayles Equity Sub-Account

	(Class II)	(Class I)	(Service Class I)	(Class II)	(Initial Class)	(Service Class)		(Initial Class)	(Service Class)	(Initial Class)
ASSETS
Investments
Number of shares	459,820	693,091	291,207	364,243	33,669,446	78,009,119	31,148,717	610,625	380,985	1,234,200

Identified cost	$3,983,910	$6,073,848	$2,287,187	$3,422,592	$310,058,786	$667,575,885	$31,119,608	$2,911,794	$2,119,244	$26,663,140

Value	$3,264,721	$5,558,592	$2,329,654	$2,961,294	$338,041,233	$779,311,096	$31,118,285	$3,557,226	$2,206,585	$22,849,787
Dividends receivable	-	-	-	-	-	-	-	-	-	-
Receivable from Massachusetts Mutual Life Insurance Company	63	-	-	-	34,329	954,107	-	49	2,824	212,636

Total assets	3,264,784	5,558,592	2,329,654	2,961,294	338,075,562	780,265,203	31,118,285	3,557,275	2,209,409	23,062,423

LIABILITIES
Annuitant mortality fluctuation reserve	-	-	-	-	-	-	-	-	-	153
Payable to Massachusetts Mutual Life Insurance Company	-	327	83	126	-	-	221,083	-	-	-

Total liabilities	-	327	83	126	-	-	221,083	-	-	153

NET ASSETS	$3,264,784	$5,558,265	$2,329,571	$2,961,168	$338,075,562	$780,265,203	$30,897,202	$3,557,275	$2,209,409	$23,062,270

Net Assets:
Accumulation units - value	$3,264,784	$5,525,974	$2,329,571	$2,961,168	$338,075,562	$780,265,203	$30,145,798	$3,537,786	$2,209,409	$22,948,515
Contracts in payout (annuitization) period	-	32,291	-	-	-	-	751,404	19,489	-	113,755

Net assets	$3,264,784	$5,558,265	$2,329,571	$2,961,168	$338,075,562	$780,265,203	$30,897,202	$3,557,275	$2,209,409	$23,062,270

Outstanding units
Contract owners	411,298	593,534	246,155	395,842	32,034,871	74,736,598	3,170,627	384,563	148,981	2,182,265

UNIT VALUE
Panorama Premier	$8.17	$-	$-	$7.69	$10.50	$-	$9.65	$5.04	$-	$8.33
Panorama Passage®
Tier 1	8.17	-	-	7.50	10.47	-	9.61	4.99	-	9.31
Tier 2	8.06	-	-	7.40	10.40	-	9.55	4.92	-	9.18
Tier 3	8.43	-	-	7.73	10.57	-	9.71	5.13	-	9.60
MassMutual Artistry	6.09	-	-	5.42	10.59	-	9.73	5.19	-	9.76
MassMutual Transitions®
Custom Plan	-	9.24	-	-	10.69	-	9.82	-	-	12.06
Package Plan I	-	9.24	-	-	10.69	-	9.82	-	-	12.06
Package Plan II	-	8.93	-	-	10.54	-	9.69	-	-	11.66
Package Plan III	-	8.72	-	-	10.44	-	9.59	-	-	11.38
MassMutual EvolutionSM
Tier 1	-	8.66	-	-	10.44	-	9.59	13.64	-	10.48
Tier 2	-	8.39	-	-	10.28	-	9.44	13.22	-	10.16
Tier 3	-	8.23	-	-	10.18	-	9.35	12.96	-	9.96
Tier 4	-	8.38	-	-	10.28	-	9.44	13.20	-	10.14
Tier 5	-	8.12	-	-	10.12	-	9.29	12.79	-	9.83
Tier 6	-	7.96	-	-	10.02	-	9.20	12.54	-	9.64
Tier 7	-	8.35	-	-	10.24	-	9.40	13.15	-	10.10
Tier 8	-	8.08	-	-	10.08	-	9.26	12.72	-	9.77
Tier 9	-	-	8.26	-	-	10.09	9.34	-	12.95	-
Tier 10	-	-	8.57	-	-	10.29	9.53	-	13.43	-
Tier 11	-	-	7.99	-	-	9.93	9.20	-	12.53	-
Tier 12	-	-	8.46	-	-	10.15	9.40	-	13.26	-
Tier 13	-	-	7.93	-	-	9.86	9.13	-	12.44	-
Tier 14	-	-	8.20	-	-	10.01	9.27	-	12.85	-
MassMutual RetireEase SelectSM
Tier 1	-	7.06	-	-	-	-	-	11.18	-	7.23
Tier 2	-	7.22	-	-	-	-	9.91	11.44	-	7.40
MassMutual Transitions SelectSM
Tier 1	-	10.17	-	-	10.61	-	9.74	15.89	-	11.26
Tier 2	-	-	10.13	-	-	10.52	9.74	-	15.75	-
MassMutual Equity EdgeSM
Tier 1	-	-	-	-	-	-	9.88	-	-	-
Tier 2	-	-	-	-	-	-	-	-	-	-
Tier 3	-	-	-	-	-	-	-	-	-	-
Tier 4	-	-	-	-	-	-	9.90	-	-	-

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4

STATEMENT OF ASSETS AND LIABILITIES (Continued)

December 31, 2011

	MML Oppenheimer/ Loomis Sayles Equity Sub-Account	MML Rainier Large Cap Growth Sub-Account	MML Rainier Large Cap Growth Sub-Account	MML Small Cap Index Sub-Account	MML Small Cap Index Sub-Account	MML Small/Mid Cap Equity Sub-Account	MML Small/Mid Cap Equity Sub-Account	MML T. Rowe Price Blue Chip Growth Sub-Account	MML T. Rowe Price Blue Chip Growth Sub-Account	MML T. Rowe Price Equity Income Sub-Account

	(Service Class)	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)	(Initial Class)
ASSETS
Investments
Number of shares	1,003,296	1,867,260	117,785	2,393,007	492,104	3,770,504	410,361	3,231,434	834,586	24,983,374

Identified cost	$17,549,909	$18,096,456	$1,188,267	$21,996,592	$3,891,735	$24,843,705	$3,117,815	$30,343,528	$7,888,983	$244,979,897

Value	$18,467,115	$18,747,293	$1,176,674	$23,427,541	$4,793,089	$28,527,913	$3,090,341	$36,902,975	$9,464,206	$229,847,043
Dividends receivable	-	-	-	-	-	-	-	-	-	-
Receivable from Massachusetts Mutual Life Insurance Company	26,398	15,828	-	4,190	11,394	-	-	-	11,933	-

Total assets	18,493,513	18,763,121	1,176,674	23,431,731	4,804,483	28,527,913	3,090,341	36,902,975	9,476,139	229,847,043

LIABILITIES
Annuitant mortality fluctuation reserve	-	-	-	237	-	37	-	816	-	1,987
Payable to Massachusetts Mutual Life Insurance Company	-	-	39	-	-	38,902	124	4,123	-	49,055

Total liabilities	-	-	39	237	-	38,939	124	4,939	-	51,042

NET ASSETS	$18,493,513	$18,763,121	$1,176,635	$23,431,494	$4,804,483	$28,488,974	$3,090,217	$36,898,036	$9,476,139	$229,796,001

Net Assets:
Accumulation units - value	$18,493,513	$18,739,215	$1,176,635	$23,305,754	$4,804,483	$28,453,136	$3,090,217	$36,534,795	$9,476,139	$228,757,751
Contracts in payout (annuitization) period	-	23,906	-	125,740	-	35,838	-	363,241	-	1,038,250

Net assets	$18,493,513	$18,763,121	$1,176,635	$23,431,494	$4,804,483	$28,488,974	$3,090,217	$36,898,036	$9,476,139	$229,796,001

Outstanding units
Contract owners	1,698,716	1,823,610	109,000	1,512,353	347,455	2,194,142	269,209	2,798,174	766,782	18,960,477

UNIT VALUE
Panorama Premier	$-	$7.93	$-	$17.11	$-	$16.16	$-	$14.66	$-	$14.63
Panorama Passage®
Tier 1	-	8.06	-	17.26	-	14.66	-	14.55	-	14.51
Tier 2	-	7.95	-	17.02	-	14.46	-	14.34	-	14.31
Tier 3	-	8.31	-	17.80	-	15.12	-	14.86	-	14.83
MassMutual Artistry	-	6.41	-	14.85	-	13.80	-	14.94	-	14.91
MassMutual Transitions®
Custom Plan	-	10.90	-	15.99	-	13.13	-	13.42	-	13.00
Package Plan I	-	10.90	-	15.99	-	13.13	-	13.42	-	13.00
Package Plan II	-	10.54	-	15.46	-	12.70	-	12.97	-	12.57
Package Plan III	-	10.29	-	15.10	-	12.40	-	12.67	-	12.27
MassMutual EvolutionSM
Tier 1	-	9.74	-	12.59	-	10.92	-	11.63	-	11.32
Tier 2	-	9.44	-	12.20	-	10.58	-	11.27	-	10.97
Tier 3	-	9.26	-	11.96	-	10.37	-	11.06	-	10.76
Tier 4	-	9.42	-	12.18	-	10.56	-	11.26	-	10.95
Tier 5	-	9.13	-	11.81	-	10.24	-	10.91	-	10.61
Tier 6	-	8.96	-	11.58	-	10.04	-	10.70	-	10.41
Tier 7	-	9.39	-	12.14	-	10.52	-	11.21	-	10.91
Tier 8	-	9.09	-	11.74	-	10.18	-	10.85	-	10.56
Tier 9	9.95	-	9.25	-	11.95	-	10.35	-	11.05	-
Tier 10	10.33	-	9.59	-	12.40	-	10.74	-	11.46	-
Tier 11	9.63	-	8.95	-	11.56	-	10.01	-	10.69	-
Tier 12	10.19	-	9.47	-	12.24	-	10.59	-	11.31	-
Tier 13	9.56	-	8.88	-	11.48	-	9.94	-	10.61	-
Tier 14	9.88	-	9.18	-	11.86	-	10.27	-	10.96	-
MassMutual RetireEase SelectSM
Tier 1	-	8.68	-	9.11	-	8.39	-	9.20	-	8.01
Tier 2	-	8.89	-	9.32	-	8.58	-	9.41	-	8.20
MassMutual Transitions SelectSM
Tier 1	-	11.68	-	14.66	-	12.40	-	13.17	-	12.17
Tier 2	11.16	-	11.58	-	14.53	-	12.27	-	13.06	-
MassMutual Equity EdgeSM
Tier 1	-	-	-	-	-	-	-	-	-	-
Tier 2	-	-	-	-	-	-	-	-	-	-
Tier 3	-	-	-	-	-	-	-	-	-	-
Tier 4	-	-	-	-	-	-	-	-	-	-

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4

STATEMENT OF ASSETS AND LIABILITIES (Continued)

December 31, 2011

	MML T. Rowe Price Equity Income Sub-Account	MML T. Rowe Price Mid Cap Growth Sub-Account	MML T. Rowe Price Mid Cap Growth Sub-Account	MML T. Rowe Price Small Company Value Sub-Account	MML Templeton Foreign Sub-Account	MML Templeton Foreign Sub-Account	MML W&R/Wellington Small Cap Growth Equity Sub-Account	MML W&R/Wellington Small Cap Growth Equity Sub-Account	Oppenheimer Balanced Sub-Account	Oppenheimer Balanced Sub-Account

	(Service Class)	(Initial Class)	(Service Class)		(Initial Class)	(Service Class)	(Initial Class)	(Service Class)	(Service)	(Non-Service)
ASSETS
Investments
Number of shares	3,368,969	6,420,874	1,899,603	218,958	24,266,328	693,425	8,759,785	321,871	13,127	1,378,709

Identified cost	$26,472,224	$64,787,559	$18,537,750	$3,703,928	$242,296,695	$5,480,170	$137,019,059	$4,823,942	$133,071	$19,795,951

Value	$30,859,760	$77,564,155	$22,757,247	$3,663,171	$197,285,244	$5,616,740	$140,598,889	$5,119,953	$146,630	$15,579,410
Dividends receivable	-	-	-	-	-	-	-	-	-	-
Receivable from Massachusetts Mutual Life Insurance Company	35,138	25,741	43,453	-	-	-	-	-	-	-

Total assets	30,894,898	77,589,896	22,800,700	3,663,171	197,285,244	5,616,740	140,598,889	5,119,953	146,630	15,579,410

LIABILITIES
Annuitant mortality fluctuation reserve	-	162	-	-	1,688	-	1,712	-	-	39
Payable to Massachusetts Mutual Life Insurance Company	-	-	-	597	31,278	622	23,573	170	17	9,253

Total liabilities	-	162	-	597	32,966	622	25,285	170	17	9,292

NET ASSETS	$30,894,898	$77,589,734	$22,800,700	$3,662,574	$197,252,278	$5,616,118	$140,573,604	$5,119,783	$146,613	$15,570,118

Net Assets:
Accumulation units - value	$30,894,898	$77,298,538	$22,800,700	$3,662,574	$196,381,745	$5,616,118	$139,966,345	$5,119,783	$146,613	$15,545,098
Contracts in payout (annuitization) period	-	291,196	-	-	870,533	-	607,259	-	-	25,020

Net assets	$30,894,898	$77,589,734	$22,800,700	$3,662,574	$197,252,278	$5,616,118	$140,573,604	$5,119,783	$146,613	$15,570,118

Outstanding units
Contract owners	2,621,539	4,598,915	1,915,892	246,026	16,928,167	492,096	9,782,054	361,674	15,741	1,522,062

UNIT VALUE
Panorama Premier	$-	$29.14	$-	$-	$10.81	$-	$17.09	$-	$-	$10.10
Panorama Passage®
Tier 1	-	21.75	-	-	10.97	-	15.21	-	-	9.99
Tier 2	-	21.45	-	-	10.82	-	15.00	-	-	9.86
Tier 3	-	22.43	-	-	11.31	-	15.69	-	-	10.29
MassMutual Artistry	-	17.11	-	14.96	10.03	-	10.60	-	-	10.03
MassMutual Transitions®
Custom Plan	-	18.97	-	-	12.33	-	16.14	-	-	10.76
Package Plan I	-	18.97	-	-	12.33	-	16.14	-	-	10.76
Package Plan II	-	18.34	-	-	11.92	-	15.60	-	-	10.41
Package Plan III	-	17.91	-	-	11.64	-	15.23	-	-	10.16
MassMutual EvolutionSM
Tier 1	-	11.86	-	14.81	10.95	-	12.60	-	-	8.84
Tier 2	-	11.59	-	14.65	10.61	-	12.21	-	-	8.56
Tier 3	-	11.43	-	14.56	10.41	-	11.98	-	-	8.40
Tier 4	-	11.59	-	14.65	10.59	-	12.19	-	-	8.55
Tier 5	-	11.33	-	14.50	10.27	-	11.82	-	-	8.29
Tier 6	-	11.18	-	14.40	10.07	-	11.59	-	-	8.12
Tier 7	-	11.53	-	14.61	10.55	-	12.15	-	-	8.52
Tier 8	-	11.27	-	14.46	10.21	-	11.75	-	-	8.24
Tier 9	10.76	-	11.36	14.54	-	10.41	-	11.97	8.39	-
Tier 10	11.16	-	11.68	14.73	-	10.80	-	12.41	8.70	-
Tier 11	10.41	-	11.11	14.38	-	10.07	-	11.58	8.12	-
Tier 12	11.01	-	11.53	14.58	-	10.65	-	12.25	8.59	-
Tier 13	10.33	-	11.02	14.28	-	9.99	-	11.49	-	-
Tier 14	10.68	-	11.28	14.43	-	10.33	-	11.88	-	-
MassMutual RetireEase SelectSM
Tier 1	-	10.42	-	-	6.78	-	9.02	-	-	7.07
Tier 2	-	10.66	-	-	6.94	-	9.23	-	-	7.24
MassMutual Transitions SelectSM
Tier 1	-	12.13	-	14.97	11.94	-	14.87	-	-	9.59
Tier 2	12.08	-	12.03	14.97	-	11.85	-	14.75	9.51	-
MassMutual Equity EdgeSM
Tier 1	-	-	-	-	-	-	-	-	-	-
Tier 2	-	-	-	-	-	-	-	-	-	-
Tier 3	-	-	-	-	-	-	-	-	-	-
Tier 4	-	-	-	-	-	-	-	-	-	-

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4

STATEMENT OF ASSETS AND LIABILITIES (Continued)

December 31, 2011

	Oppenheimer Capital Appreciation Sub-Account	Oppenheimer Capital Appreciation Sub-Account	Oppenheimer Core Bond Sub-Account	Oppenheimer Global Securities Sub-Account	Oppenheimer Global Securities Sub-Account	Oppenheimer Global Strategic Income Sub-Account	Oppenheimer Global Strategic Income Sub-Account	Oppenheimer High Income Sub-Account	Oppenheimer High Income Sub-Account	Oppenheimer International Growth Sub-Account

	(Service)	(Non-Service)		(Service)	(Non-Service)	(Service)	(Non-Service)	(Service)	(Non-Service)	(Service)
ASSETS
Investments
Number of shares	110,444	5,990,134	624,354	662,226	8,574,107	9,533,860	57,199,369	16,281	6,341,873	6,684,670

Identified cost	$3,763,954	$229,587,982	$6,379,339	$17,010,472	$258,071,341	$49,137,670	$302,145,050	$29,138	$12,256,377	$10,526,499

Value	$4,351,505	$238,107,829	$4,919,908	$18,019,169	$235,444,972	$52,340,894	$307,732,607	$31,097	$12,049,559	$11,898,712
Dividends receivable	-	-	-	-	-	-	-	-	-	-
Receivable from Massachusetts Mutual Life Insurance Company	-	121,938	-	31,309	256,319	13,228	-	-	-	-

Total assets	4,351,505	238,229,767	4,919,908	18,050,478	235,701,291	52,354,122	307,732,607	31,097	12,049,559	11,898,712

LIABILITIES
Annuitant mortality fluctuation reserve	-	3,138	-	-	3,777	-	10,434	-	157	-
Payable to Massachusetts Mutual Life Insurance Company	149	-	191	-	-	-	32,691	11	1,559	851

Total liabilities	149	3,138	191	-	3,777	-	43,125	11	1,716	851

NET ASSETS	$4,351,356	$238,226,629	$4,919,717	$18,050,478	$235,697,514	$52,354,122	$307,689,482	$31,086	$12,047,843	$11,897,861

Net Assets:
Accumulation units - value	$4,351,356	$237,147,852	$4,919,717	$18,050,478	$234,591,918	$52,354,122	$306,001,253	$31,086	$12,039,585	$11,897,861
Contracts in payout (annuitization) period	-	1,078,777	-	-	1,105,596	-	1,688,229	-	8,258	-

Net assets	$4,351,356	$238,226,629	$4,919,717	$18,050,478	$235,697,514	$52,354,122	$307,689,482	$31,086	$12,047,843	$11,897,861

Outstanding units
Contract owners	408,980	21,730,471	400,306	1,324,630	16,313,988	3,828,807	20,997,233	9,695	3,179,274	770,464

UNIT VALUE
Panorama Premier	$-	$10.52	$12.29	$-	$17.90	$-	$18.46	$-	$3.69	$-
Panorama Passage®
Tier 1	-	10.59	-	-	17.77	-	18.16	-	3.68	-
Tier 2	-	10.44	-	-	17.52	-	17.91	-	3.63	-
Tier 3	-	10.92	-	-	18.32	-	18.73	-	3.79	-
MassMutual Artistry	-	7.59	-	-	12.19	-	18.05	-	3.79	-
MassMutual Transitions®
Custom Plan	-	11.38	-	-	15.53	-	17.45	-	3.99	-
Package Plan I	-	11.38	-	-	15.53	-	17.45	-	3.99	-
Package Plan II	-	11.00	-	-	15.02	-	16.87	-	3.86	-
Package Plan III	-	10.74	-	-	14.66	-	16.47	-	3.77	-
MassMutual EvolutionSM
Tier 1	-	10.09	-	-	12.63	-	13.60	-	3.19	-
Tier 2	-	9.78	-	-	12.24	-	13.18	-	3.09	-
Tier 3	-	9.59	-	-	12.00	-	12.93	-	3.03	-
Tier 4	-	9.76	-	-	12.22	-	13.16	-	3.09	-
Tier 5	-	9.46	-	-	11.84	-	12.76	-	2.99	-
Tier 6	-	9.28	-	-	11.61	-	12.51	-	2.93	-
Tier 7	-	9.73	-	-	12.17	-	13.11	-	3.07	-
Tier 8	-	9.41	-	-	11.78	-	12.69	-	2.98	-
Tier 9	9.58	-	-	11.99	-	12.91	-	3.07	-	13.40
Tier 10	9.94	-	-	12.44	-	13.39	-	3.19	-	13.90
Tier 11	9.27	-	-	11.60	-	12.49	-	2.97	-	12.97
Tier 12	9.81	-	-	12.28	-	13.22	-	3.14	-	13.72
Tier 13	9.20	-	-	11.52	-	12.40	-	-	-	12.87
Tier 14	9.51	-	-	11.90	-	12.82	-	-	-	13.30
MassMutual RetireEase SelectSM
Tier 1	-	8.29	-	-	8.04	-	11.42	-	2.64	-
Tier 2	-	8.48	-	-	8.22	-	11.69	-	2.70	-
MassMutual Transitions SelectSM
Tier 1	-	11.30	-	-	14.47	-	13.98	-	3.26	-
Tier 2	11.20	-	-	14.35	-	13.85	-	3.28	-	16.08
MassMutual Equity EdgeSM
Tier 1	-	-	-	-	-	-	-	-	-	-
Tier 2	-	-	-	-	-	-	-	-	-	-
Tier 3	-	-	-	-	-	-	-	-	-	-
Tier 4	-	-	-	-	-	-	-	-	-	-

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4

STATEMENT OF ASSETS AND LIABILITIES (Continued)

December 31, 2011

	Oppenheimer International Growth Sub-Account	Oppenheimer Main Street Sub-Account	Oppenheimer Main Street Sub-Account	Oppenheimer Money Sub-Account	Oppenheimer Small- & Mid-Cap Growth Sub-Account	Oppenheimer Small- & Mid-Cap Growth Sub-Account	Panorama Growth Sub-Account	Panorama Total Return Sub-Account	PIMCO CommodityRealReturn® Strategy Sub-Account

	(Non-Service)	(Service)	(Non-Service)		(Service)	(Non-Service)
ASSETS
Investments
Number of shares	28,393,494	74,035	1,683,818	27,104,852	59,774	3,116,742	405,694	669,292	2,914,690

Identified cost	$51,967,360	$1,403,386	$33,661,539	$27,104,852	$2,622,715	$135,335,770	$751,495	$842,004	$24,660,827

Value	$48,836,810	$1,519,940	$34,871,871	$27,104,852	$2,740,046	$146,673,858	$811,387	$816,536	$21,189,797
Dividends receivable	-	-	-	101	-	-	-	-	-
Receivable from Massachusetts Mutual Life Insurance Company	-	6,395	190,944	-	10,713	-	-	-	42,156

Total assets	48,836,810	1,526,335	35,062,815	27,104,953	2,750,759	146,673,858	811,387	816,536	21,231,953

LIABILITIES
Annuitant mortality fluctuation reserve	349	-	493	9,566	-	1,438	-	-	305
Payable to Massachusetts Mutual Life Insurance Company	28,826	-	-	233,588	-	22,736	63	69	-

Total liabilities	29,175	-	493	243,154	-	24,174	63	69	305

NET ASSETS	$48,807,635	$1,526,335	$35,062,322	$26,861,799	$2,750,759	$146,649,684	$811,324	$816,467	$21,231,648

Net Assets:
Accumulation units - value	$48,527,546	$1,526,335	$35,025,620	$26,542,948	$2,750,759	$145,947,191	$811,324	$816,467	$21,138,523
Contracts in payout (annuitization) period	280,089	-	36,702	318,851	-	702,493	-	-	93,125

Net assets	$48,807,635	$1,526,335	$35,062,322	$26,861,799	$2,750,759	$146,649,684	$811,324	$816,467	$21,231,648

Outstanding units
Contract owners	3,086,724	134,515	3,078,927	2,430,669	243,197	13,024,851	70,980	73,531	2,134,199

UNIT VALUE
Panorama Premier	$21.69	$-	$9.79	$12.96	$-	$8.67	$12.98	$12.48	$9.86
Panorama Passage®
Tier 1	14.06	-	10.02	11.21	-	8.61	8.99	9.56	9.81
Tier 2	13.86	-	9.88	11.06	-	8.49	8.87	9.43	9.72
Tier 3	14.49	-	10.33	11.56	-	8.88	9.27	9.86	9.95
MassMutual Artistry	10.21	-	8.96	11.19	-	4.72	8.97	9.13	9.99
MassMutual Transitions®
Custom Plan	16.25	-	12.17	10.93	-	11.79	-	-	10.12
Package Plan I	16.25	-	12.17	10.93	-	11.79	-	-	10.12
Package Plan II	15.71	-	11.77	10.57	-	11.40	-	-	9.92
Package Plan III	15.34	-	11.49	10.32	-	11.13	-	-	9.78
MassMutual EvolutionSM
Tier 1	14.13	-	10.79	10.39	-	10.70	-	-	9.78
Tier 2	13.69	-	10.46	10.07	-	10.37	-	-	9.56
Tier 3	13.43	-	10.26	9.88	-	10.17	-	-	9.42
Tier 4	13.67	-	10.44	10.06	-	10.35	-	-	9.56
Tier 5	13.25	-	10.12	9.75	-	10.03	-	-	9.34
Tier 6	12.99	-	9.92	9.56	-	9.84	-	-	9.21
Tier 7	13.62	-	10.40	10.02	-	10.31	-	-	9.51
Tier 8	13.18	-	10.07	9.70	-	9.98	-	-	9.29
Tier 9	-	10.25	-	-	10.16	-	-	-	9.44
Tier 10	-	10.63	-	-	10.54	-	-	-	9.71
Tier 11	-	9.92	-	-	9.83	-	-	-	9.23
Tier 12	-	10.49	-	-	10.40	-	-	-	9.58
Tier 13	-	9.84	-	-	9.76	-	-	-	9.16
Tier 14	-	10.17	-	-	10.08	-	-	-	9.37
MassMutual RetireEase SelectSM
Tier 1	7.89	-	8.17	-	-	7.95	-	-	10.06
Tier 2	8.07	-	8.36	-	-	8.14	-	-	10.29
MassMutual Transitions SelectSM
Tier 1	16.23	-	11.98	10.75	-	11.87	-	-	10.00
Tier 2	-	11.88	-	-	11.77	-	-	-	10.00
MassMutual Equity EdgeSM
Tier 1	-	-	-	-	-	-	-	-	-
Tier 2	-	-	-	-	-	-	-	-	-
Tier 3	-	-	-	-	-	-	-	-	-
Tier 4	-	-	-	-	-	-	-	-	-

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

For The Year Ended December 31, 2011

	Fidelity® VIP Contrafund ® Sub-Account	Fidelity® VIP Contrafund ® Sub-Account	ING Clarion Global Real Estate Sub-Account	Invesco V.I. Dividend Growth Sub-Account	Invesco V.I. Dividend Growth Sub-Account	Invesco V.I. Global Health Care Sub-Account	Invesco V.I. Global Health Care Sub-Account	Invesco V.I. Technology Sub-Account	Invesco V.I. Technology Sub-Account	MML Aggressive Allocation Sub-Account
	(Initial Class)	(Service Class 2)		(Series I)	(Series II)	(Series I)	(Series II)	(Series I)	(Series II)	(Initial Class)
Investment income
Dividends	$3,099,090	$324,739	$458,856	$6,500	$2,107	$-	$-	$13,257	$1,263	$383,857

Expenses
Mortality and expense risk fees and administrative charges	3,821,788	475,627	165,731	35,678	20,315	108,428	20,683	80,579	20,030	452,032

Net investment income (loss)	(722,698)	(150,888)	293,125	(29,178)	(18,208)	(108,428)	(20,683)	(67,322)	(18,767)	(68,175)

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(10,815,918)	771,248	(142,881)	258,615	81,350	(136,103)	34,096	562,519	56,241	408,035
Realized gain distribution	-	-	-	-	-	-	-	-	-	-

Realized gain (loss)	(10,815,918)	771,248	(142,881)	258,615	81,350	(136,103)	34,096	562,519	56,241	408,035

Change in net unrealized appreciation/depreciation of investments	708,300	(2,241,034)	(1,007,276)	(329,442)	(116,241)	570,935	5,044	(888,275)	(156,809)	(1,480,395)

Net gain (loss) on investments	(10,107,618)	(1,469,786)	(1,150,157)	(70,827)	(34,891)	434,832	39,140	(325,756)	(100,568)	(1,072,360)

Net increase (decrease) in net assets resulting from operations	(10,830,316)	(1,620,674)	(857,032)	(100,005)	(53,099)	326,404	18,457	(393,078)	(119,335)	(1,140,535)

Capital transactions:
Transfer of net premiums	3,806,520	8,428,946	1,117,432	114,050	460,955	196,279	461,213	127,748	539,306	807,266
Transfers due to death benefits	(1,986,098)	(82,400)	(84,653)	(23,405)	-	(55,713)	-	(51,333)	-	-
Transfers due to annuity benefit payments	(114,406)	-	(5,085)	(698)	-	(6,584)	-	(670)	-	-
Transfers due to withdrawal of funds	(26,542,864)	(937,073)	(802,713)	(359,459)	(39,307)	(1,176,813)	(68,466)	(929,673)	(45,231)	(2,150,940)
Transfers due to loans, net of repayments	3,981	-	(1,139)	(962)	-	(1,656)	-	(1,627)	-	(731)
Transfers due to cost of insurance	(974,556)	(152,998)	(43,318)	(8,262)	(6,393)	(17,783)	(4,602)	(14,318)	(1,812)	(130,665)
Transfers due to contingent deferred sales charges	(1,711)	-	(21)	(45)	-	(364)	-	(163)	-	(5)
Transfers due to net charge (credit) to annuitant mortality fluctuation	(3,790)	-	(1,005)	(366)	-	29	-	53	-	-
Transfers between Sub-Accounts and to/from Fixed Account	(3,610,799)	1,962,834	290,144	(190,469)	(52,477)	(223,017)	155,363	(670,633)	46,266	(93,093)

Net increase (decrease) in net assets resulting from capital transactions	(29,423,723)	9,219,309	469,642	(469,616)	362,778	(1,285,622)	543,508	(1,540,616)	538,529	(1,568,168)

Total increase (decrease)	(40,254,039)	7,598,635	(387,390)	(569,621)	309,679	(959,218)	561,965	(1,933,694)	419,194	(2,708,703)

NET ASSETS, at beginning of the year	328,970,155	31,796,260	12,812,999	3,518,127	1,403,750	10,252,640	1,257,438	8,374,944	1,126,117	35,010,960

NET ASSETS, at end of the year	$288,716,116	$39,394,895	$12,425,609	$2,948,506	$1,713,429	$9,293,422	$1,819,403	$6,441,250	$1,545,311	$32,302,257

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2011

	MML Aggressive Allocation Sub-Account	MML AllianceBernstein Small/Mid Cap Value Sub-Account	MML AllianceBernstein Small/Mid Cap Value Sub-Account	MML American Century Mid Cap Value Sub-Account	MML American Century Mid Cap Value Sub-Account	MML American Funds® Core Allocation Sub-Account	MML American Funds® Growth Sub-Account	MML American Funds® International Sub-Account	MML Babson Blend Sub-Account	MML Babson Blend Sub-Account
	(Service Class)	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)				(Initial Class)	(Service Class)
Investment income
Dividends	$261,800	$953,046	$30,232	$4,411,492	$223,550	$5,048,578	$117,146	$435,444	$947,430	$202,649

Expenses
Mortality and expense risk fees and administrative charges	340,546	2,065,458	90,902	2,724,541	150,182	4,562,731	582,635	423,281	528,791	149,636

Net investment income (loss)	(78,746)	(1,112,412)	(60,670)	1,686,951	73,368	485,847	(465,489)	12,163	418,639	53,013

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	955,099	(3,583,919)	548,598	625,415	416,585	5,053,723	1,409,134	753,032	554,816	569,063
Realized gain distribution	-	-	-	-	-	1,247,342	857,210	632,059	-	-

Realized gain (loss)	955,099	(3,583,919)	548,598	625,415	416,585	6,301,065	2,266,344	1,385,091	554,816	569,063

Change in net unrealized appreciation/depreciation of investments	(1,879,611)	(8,087,169)	(1,155,855)	(6,419,224)	(719,976)	(11,965,161)	(4,655,581)	(6,558,982)	671,114	(283,130)

Net gain (loss) on investments	(924,512)	(11,671,088)	(607,257)	(5,793,809)	(303,391)	(5,664,096)	(2,389,237)	(5,173,891)	1,225,930	285,933

Net increase (decrease) in net assets resulting from operations	(1,003,258)	(12,783,500)	(667,927)	(4,106,858)	(230,023)	(5,178,249)	(2,854,726)	(5,161,728)	1,644,569	338,946

Capital transactions:
Transfer of net premiums	6,684,832	1,498,789	1,093,614	1,925,453	3,553,748	58,273,704	13,700,405	5,167,297	527,597	2,931,969
Transfers due to death benefits	(12,929)	(1,286,145)	(83,355)	(1,774,606)	(23,385)	(161,870)	(200,069)	(233,716)	(486,931)	(23,742)
Transfers due to annuity benefit payments	-	(68,803)	-	(86,413)	-	-	-	-	(37,008)	-
Transfers due to withdrawal of funds	(531,067)	(11,357,879)	(179,092)	(18,292,588)	(289,882)	(10,336,171)	(1,124,648)	(850,008)	(5,553,456)	(249,230)
Transfers due to loans, net of repayments	-	(3,063)	-	7,834	-	(1,345)	(1,531)	(4,942)	10,053	-
Transfers due to cost of insurance	(84,260)	(610,621)	(35,138)	(750,627)	(59,575)	(2,384,854)	(232,851)	(163,968)	(63,036)	(30,508)
Transfers due to contingent deferred sales charges	-	(69)	-	(1,090)	-	-	-	-	(1,112)	-
Transfers due to net charge (credit) to annuitant mortality fluctuation	-	(2,196)	-	6,765	-	-	-	-	5,056	-
Transfers between Sub-Accounts and to/from Fixed Account	1,082,271	7,952,432	555,163	(1,372,407)	337,370	(9,943,961)	1,851,978	1,530,536	965,639	(33,448)

Net increase (decrease) in net assets resulting from capital transactions	7,138,847	(3,877,555)	1,351,192	(20,337,679)	3,518,276	35,445,503	13,993,284	5,445,199	(4,633,198)	2,595,041

Total increase (decrease)	6,135,589	(16,661,055)	683,265	(24,444,537)	3,288,253	30,267,254	11,138,558	283,471	(2,988,629)	2,933,987

NET ASSETS, at beginning of the year	22,663,520	174,922,884	6,385,051	232,901,835	9,683,603	323,820,265	37,052,099	30,810,775	46,990,156	9,397,639

NET ASSETS, at end of the year	$28,799,109	$158,261,829	$7,068,316	$208,457,298	$12,971,856	$354,087,519	$48,190,657	$31,094,246	$44,001,527	$12,331,626

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2011

	MML Babson Enhanced Index Core Equity Sub-Account	MML Babson Enhanced Index Core Equity Sub-Account	MML Babson High Yield Sub-Account	MML Babson Inflation-Protected and Income Sub-Account	MML Babson Inflation-Protected and Income Sub-Account	MML Babson Managed Bond Sub-Account	MML Babson Managed Bond Sub-Account	MML Babson Short-Duration Bond Sub-Account	MML Balanced Allocation Sub-Account	MML Balanced Allocation Sub-Account
	(Initial Class)	(Service Class)		(Initial Class)	(Service Class)	(Initial Class)	(Service Class)		(Initial Class)	(Service Class)

Investment income
Dividends	$118,359	$7,074	$293,438	$13,374,436	$1,777,551	$8,596,099	$2,700,421	$118,232	$2,961,847	$5,634,912

Expenses
Mortality and expense risk fees and administrative charges	95,451	7,395	44,998	3,461,107	508,655	2,923,545	1,015,166	100,036	1,496,460	3,136,752

Net investment income (loss)	22,908	(321)	248,440	9,913,329	1,268,896	5,672,554	1,685,255	18,196	1,465,387	2,498,160

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(277,994)	13,552	13,682	6,051,651	707,790	2,906,012	479,888	12,930	1,705,308	5,781,847
Realized gain distribution	-	-	-	-	-	4,591,171	1,234,441	44,564	2,058,082	4,234,292

Realized gain (loss)	(277,994)	13,552	13,682	6,051,651	707,790	7,497,183	1,714,329	57,494	3,763,390	10,016,139

Change in net unrealized appreciation/depreciation of investments	395,610	(99)	(132,516)	15,152,027	2,045,634	878,193	701,238	53,744	(4,607,806)	(12,227,577)

Net gain (loss) on investments	117,616	13,453	(118,834)	21,203,678	2,753,424	8,375,376	2,415,567	111,238	(844,416)	(2,211,438)

Net increase (decrease) in net assets resulting from operations	140,524	13,132	129,606	31,117,007	4,022,320	14,047,930	4,100,822	129,434	620,971	286,722

Capital transactions:
Transfer of net premiums	142,190	127,522	2,105,925	2,658,183	11,532,825	2,507,687	35,408,806	3,594,213	1,469,791	42,485,789
Transfers due to death benefits	(55,444)	-	(6,864)	(2,407,664)	(86,884)	(2,464,467)	(170,657)	(73,849)	(1,119,600)	(1,246,679)
Transfers due to annuity benefit payments	(1,266)	-	-	(121,958)	-	(132,598)	-	-	-	-
Transfers due to withdrawal of funds	(862,404)	(6,347)	(305,056)	(25,228,654)	(1,115,763)	(26,329,634)	(1,867,047)	(1,712,335)	(7,438,391)	(9,898,144)
Transfers due to loans, net of repayments	(2,943)	-	-	(6,671)	-	2,001	-	-	(918)	-
Transfers due to cost of insurance	(11,968)	(1,564)	(804)	(943,144)	(156,905)	(689,112)	(440,368)	(3,227)	(760,223)	(1,499,495)
Transfers due to contingent deferred sales charges	(301)	-	-	(76)	-	(849)	-	-	(150)	-
Transfers due to net charge (credit) to annuitant mortality fluctuation	(1,608)	-	-	(2,076)	-	2,486	-	-	-	-
Transfers between Sub-Accounts and to/from Fixed Account	(358,006)	131,869	2,480,614	(27,612,562)	1,267,198	(9,834,353)	(1,286,492)	4,009,525	1,784,637	315,326

Net increase (decrease) in net assets resulting from capital transactions	(1,151,750)	251,480	4,273,815	(53,664,622)	11,440,471	(36,938,839)	31,644,242	5,814,327	(6,064,854)	30,156,797

Total increase (decrease)	(1,011,226)	264,612	4,403,421	(22,547,615)	15,462,791	(22,890,909)	35,745,064	5,943,761	(5,443,883)	30,443,519

NET ASSETS, at beginning of the year	9,234,846	431,941	1,532,637	275,358,279	31,562,759	247,254,674	59,230,319	5,100,754	119,669,411	219,091,450

NET ASSETS, at end of the year	$8,223,620	$696,553	$5,936,058	$252,810,664	$47,025,550	$224,363,765	$94,975,383	$11,044,515	$114,225,528	$249,534,969

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2011

	MML Baring China Sub-Account	MML Baring Strategic Emerging Markets Sub-Account	MML Capital Guardian Asset Allocation Sub-Account	MML Capital Guardian Asset Allocation Sub-Account	MML Conservative Allocation Sub-Account	MML Conservative Allocation Sub-Account	MML Davis Large Cap Value Sub-Account	MML Davis Large Cap Value Sub-Account	MML Emerging Growth Sub-Account	MML Emerging Growth Sub-Account
			(Initial Class)	(Service Class)	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)
Investment income
Dividends	$-	$1,077	$1,767,770	$158,771	$2,735,079	$5,605,373	$1,554,539	$127,051	$-	$-

Expenses
Mortality and expense risk fees and administrative charges	41,332	93,640	961,739	117,728	1,166,336	2,820,342	2,224,361	237,613	75,173	14,114

Net investment income (loss)	(41,332)	(92,563)	806,031	41,043	1,568,743	2,785,031	(669,822)	(110,562)	(75,173)	(14,114)

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(70,461)	393,336	(3,035,574)	183,026	2,771,153	11,030,857	(70,739)	685,361	(10,203)	121,129
Realized gain distribution	104,843	537,830	-	-	4,832,711	10,641,810	-	-	-	-

Realized gain (loss)	34,382	931,166	(3,035,574)	183,026	7,603,864	21,672,667	(70,739)	685,361	(10,203)	121,129

Change in net unrealized appreciation/depreciation of investments	(661,352)	(2,689,468)	2,793,657	(205,471)	(7,970,705)	(22,411,053)	(8,145,913)	(1,495,085)	(364,520)	(178,746)

Net gain (loss) on investments	(626,970)	(1,758,302)	(241,917)	(22,445)	(366,841)	(738,386)	(8,216,652)	(809,724)	(374,723)	(57,617)

Net increase (decrease) in net assets resulting from operations	(668,302)	(1,850,865)	564,114	18,598	1,201,902	2,046,645	(8,886,474)	(920,286)	(449,896)	(71,731)

Capital transactions:
Transfer of net premiums	504,001	1,235,857	1,379,657	1,370,395	681,716	34,891,387	1,422,385	3,987,227	155,034	366,600
Transfers due to death benefits	(22,398)	(29,072)	(851,059)	(51,501)	(948,726)	(1,252,725)	(1,129,000)	(76,542)	(48,798)	-
Transfers due to annuity benefit payments	-	-	(48,885)	-	-	-	(73,389)	-	(3,202)	-
Transfers due to withdrawal of funds	(237,803)	(245,960)	(11,167,703)	(280,534)	(7,799,309)	(16,403,436)	(12,157,870)	(345,964)	(894,987)	(87,838)
Transfers due to loans, net of repayments	-	-	(2,451)	-	(3,046)	-	(7,484)	-	(740)	-
Transfers due to cost of insurance	(4,966)	(16,349)	(172,139)	(41,392)	(582,862)	(1,321,552)	(698,360)	(112,035)	(11,180)	(3,161)
Transfers due to contingent deferred sales charges	-	-	(391)	-	(144)	-	(506)	-	(77)	-
Transfers due to net charge (credit) to annuitant mortality fluctuation	-	-	(664)	-	-	-	41	-	(2,263)	-
Transfers between Sub-Accounts and to/from Fixed Account	292,790	255,203	(4,866,461)	(81,820)	16,832,804	16,828,462	1,540,643	(543,470)	(239,903)	(8,530)

Net increase (decrease) in net assets resulting from capital transactions	531,624	1,199,679	(15,730,096)	915,148	8,180,433	32,742,136	(11,103,540)	2,909,216	(1,046,116)	267,071

Total increase (decrease)	(136,678)	(651,186)	(15,165,982)	933,746	9,382,335	34,788,781	(19,990,014)	1,988,930	(1,496,012)	195,340

NET ASSETS, at beginning of the year	2,927,191	7,106,111	94,937,959	7,996,491	91,683,248	196,488,210	184,751,316	16,519,401	7,621,637	952,676

NET ASSETS, at end of the year	$2,790,513	$6,454,925	$79,771,977	$8,930,237	$101,065,583	$231,276,991	$164,761,302	$18,508,331	$6,125,625	$1,148,016

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2011

	MML Equity Index Sub-Account	MML Equity Index Sub-Account	MML Growth & Income Sub-Account	MML Growth & Income Sub-Account	MML Growth Allocation Sub-Account	MML Growth Allocation Sub-Account	MML Income & Growth Sub-Account	MML Income & Growth Sub-Account	MML Legg Mason Concentrated Growth Sub-Account	MML Legg Mason Concentrated Growth Sub-Account
	(Class I)	(Service Class I)	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)	(Class I)	(Service Class I)
Investment income
Dividends	$971,365	$91,663	$1,044,043	$86,148	$9,244,221	$12,212,438	$931,373	$222,620	$73,621	$9,214

Expenses
Mortality and expense risk fees and administrative charges	855,125	63,696	1,015,777	142,262	6,753,684	9,741,081	345,877	90,759	138,415	23,968

Net investment income (loss)	116,240	27,967	28,266	(56,114)	2,490,537	2,471,357	585,496	131,861	(64,794)	(14,754)

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	298,097	185,003	(4,375,959)	1,202,019	1,958,945	15,608,880	(1,162,789)	156,660	(1,145,443)	86,120
Realized gain distribution	-	-	-	-	-	-	-	-	-	-

Realized gain (loss)	298,097	185,003	(4,375,959)	1,202,019	1,958,945	15,608,880	(1,162,789)	156,660	(1,145,443)	86,120

Change in net unrealized appreciation/depreciation of investments	(198,436)	(218,198)	2,018,817	(1,356,198)	(13,029,725)	(33,261,219)	1,945,698	(108,725)	967,575	(110,721)

Net gain (loss) on investments	99,661	(33,195)	(2,357,142)	(154,179)	(11,070,780)	(17,652,339)	782,909	47,935	(177,868)	(24,601)

Net increase (decrease) in net assets resulting from operations	215,901	(5,228)	(2,328,876)	(210,293)	(8,580,243)	(15,180,982)	1,368,405	179,796	(242,662)	(39,355)

Capital transactions:
Transfer of net premiums	718,319	2,955,675	1,093,686	481,363	5,254,959	37,114,482	372,658	2,043,277	97,407	286,213
Transfers due to death benefits	(209,851)	-	(767,785)	(16,086)	(2,093,550)	(1,454,105)	(145,820)	(26,629)	(17,282)	(8,001)
Transfers due to annuity benefit payments	(43,332)	-	(21,805)	-	-	-	(10,732)	-	(3,169)	-
Transfers due to withdrawal of funds	(3,908,083)	(99,986)	(12,762,873)	(152,697)	(19,569,105)	(22,383,381)	(3,845,968)	(167,749)	(1,402,692)	(74,249)
Transfers due to loans, net of repayments	4,354	-	(539)	-	566	-	6,375	-	-	-
Transfers due to cost of insurance	(21,208)	(34,161)	(179,104)	(29,980)	(4,156,621)	(4,728,270)	(49,291)	(21,688)	(38,720)	(9,294)
Transfers due to contingent deferred sales charges	(348)	-	(392)	-	-	-	(875)	-	-	-
Transfers due to net charge (credit) to annuitant mortality fluctuation	(38,084)	-	8,076	-	-	-	(1,229)	-	121	-
Transfers between Sub-Accounts and to/from Fixed Account	(314,435)	132,549	(5,212,738)	(3,282,015)	4,717,211	(3,162,805)	(1,316,400)	2,506,576	(515,057)	(34,912)

Net increase (decrease) in net assets resulting from capital transactions	(3,812,668)	2,954,077	(17,843,474)	(2,999,415)	(15,846,540)	5,385,921	(4,991,282)	4,333,787	(1,879,392)	159,757

Total increase (decrease)	(3,596,767)	2,948,849	(20,172,350)	(3,209,708)	(24,426,783)	(9,795,061)	(3,622,877)	4,513,583	(2,122,054)	120,402

NET ASSETS, at beginning of the year	62,245,662	3,283,455	106,443,172	13,296,026	523,193,881	755,190,572	32,905,206	3,951,503	13,182,508	1,788,574

NET ASSETS, at end of the year	$58,648,895	$6,232,304	$86,270,822	$10,086,318	$498,767,098	$745,395,511	$29,282,329	$8,465,086	$11,060,454	$1,908,976

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2011

	MML Legg Mason Concentrated Growth Sub-Account	MML MFS Global Sub-Account	MML MFS Global Sub-Account	MML MFS Global Sub-Account	MML Moderate Allocation Sub-Account	MML Moderate Allocation Sub-Account	MML Money Market Sub-Account	MML NASDAQ-100® Sub-Account	MML NASDAQ-100® Sub-Account	MML Oppenheimer/ Loomis Sayles Equity Sub-Account
	(Class II)	(Class I)	(Service Class I)	(Class II)	(Initial Class)	(Service Class)		(Initial Class)	(Service Class)	(Initial Class)
Investment income
Dividends	$25,504	$57,591	$19,559	$32,997	$7,071,061	$13,812,163	$548	$9,352	$2,537	$381,915

Expenses
Mortality and expense risk fees and administrative charges	48,206	66,282	26,563	46,168	4,490,069	9,522,752	319,971	45,536	23,715	297,939

Net investment income (loss)	(22,702)	(8,691)	(7,004)	(13,171)	2,580,992	4,289,411	(319,423)	(36,184)	(21,178)	83,976

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(324,718)	(197,353)	88,395	(116,515)	3,740,078	7,854,972	(5,743)	187,154	195,304	(942,421)
Realized gain distribution	-	-	-	-	261,850	557,033	484	-	-	-

Realized gain (loss)	(324,718)	(197,353)	88,395	(116,515)	4,001,928	8,412,005	(5,259)	187,154	195,304	(942,421)

Change in net unrealized appreciation/depreciation of investments	277,038	(74,910)	(199,985)	(38,530)	(7,442,666)	(19,433,101)	4,819	(109,171)	(185,866)	(323,166)

Net gain (loss) on investments	(47,680)	(272,263)	(111,590)	(155,045)	(3,440,738)	(11,021,096)	(440)	77,983	9,438	(1,265,587)

Net increase (decrease) in net assets resulting from operations	(70,382)	(280,954)	(118,594)	(168,216)	(859,746)	(6,731,685)	(319,863)	41,799	(11,740)	(1,181,611)

Capital transactions:
Transfer of net premiums	65,292	74,923	1,035,645	63,114	3,238,061	199,267,480	5,649,006	122,133	698,402	594,374
Transfers due to death benefits	(16,620)	(15,144)	(1,685)	(26,375)	(2,838,606)	(2,032,618)	(151,338)	(20,456)	-	(143,599)
Transfers due to annuity benefit payments	-	(1,443)	-	-	-	-	(33,068)	(1,935)	-	(29,734)
Transfers due to withdrawal of funds	(345,321)	(791,815)	(56,187)	(497,583)	(18,053,735)	(26,683,396)	(17,652,618)	(339,580)	(25,472)	(1,735,899)
Transfers due to loans, net of repayments	882	-	-	(3,270)	(10,722)	-	6,007	(3,896)	-	(12,394)
Transfers due to cost of insurance	-	(16,602)	(10,626)	-	(2,566,096)	(5,004,132)	(25,051)	(2,640)	(2,794)	(54,606)
Transfers due to contingent deferred sales charges	(427)	-	-	(365)	-	-	-	(29)	-	(215)
Transfers due to net charge (credit) to annuitant mortality fluctuation	-	(291)	-	-	-	-	9,288	(528)	-	2,077
Transfers between Sub-Accounts and to/from Fixed Account	(317,060)	(82,845)	56,547	(249,502)	(523,211)	(1,189,693)	18,205,383	556,555	247,118	44,024

Net increase (decrease) in net assets resulting from capital transactions	(613,254)	(833,217)	1,023,694	(713,981)	(20,754,309)	164,357,641	6,007,609	309,624	917,254	(1,335,972)

Total increase (decrease)	(683,636)	(1,114,171)	905,100	(882,197)	(21,614,055)	157,625,956	5,687,746	351,423	905,514	(2,517,583)

NET ASSETS, at beginning of the year	3,948,420	6,672,436	1,424,471	3,843,365	359,689,617	622,639,247	25,209,456	3,205,852	1,303,895	25,579,853

NET ASSETS, at end of the year	$3,264,784	$5,558,265	$2,329,571	$2,961,168	$338,075,562	$780,265,203	$30,897,202	$3,557,275	$2,209,409	$23,062,270

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2011

	MML Oppenheimer/ Loomis Sayles Equity Sub-Account	MML Rainier Large Cap Growth Sub-Account	MML Rainier Large Cap Growth Sub-Account	MML Small Cap Index Sub-Account	MML Small Cap Index Sub-Account	MML Small/Mid Cap Equity Sub-Account	MML Small/Mid Cap Equity Sub-Account	MML T. Rowe Price Blue Chip Growth Sub-Account	MML T. Rowe Price Blue Chip Growth Sub-Account	MML T. Rowe Price Equity Income Sub-Account
	(Service Class)	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)	(Initial Class)
Investment income
Dividends	$230,708	$46,412	$1,629	$178,392	$24,703	$291,592	$22,970	$14,388	$-	$3,966,345

Expenses
Mortality and expense risk fees and administrative charges	200,922	222,267	17,308	272,840	58,670	346,277	41,680	440,541	118,035	2,999,322

Net investment income (loss)	29,786	(175,855)	(15,679)	(94,448)	(33,967)	(54,685)	(18,710)	(426,153)	(118,035)	967,023

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	383,055	211,271	138,164	(68,660)	319,912	1,167,762	144,935	964,493	751,293	(2,703,747)
Realized gain distribution	-	-	-	-	-	4,245,874	462,302	-	-	-

Realized gain (loss)	383,055	211,271	138,164	(68,660)	319,912	5,413,636	607,237	964,493	751,293	(2,703,747)

Change in net unrealized appreciation/depreciation of investments	(1,232,279)	(958,388)	(202,667)	24,720	(329,746)	(6,259,848)	(688,388)	(312,850)	(688,017)	(2,827,585)

Net gain (loss) on investments	(849,224)	(747,117)	(64,503)	(43,940)	(9,834)	(846,212)	(81,151)	651,643	63,276	(5,531,332)

Net increase (decrease) in net assets resulting from operations	(819,438)	(922,972)	(80,182)	(138,388)	(43,801)	(900,897)	(99,861)	225,490	(54,759)	(4,564,309)

Capital transactions:
Transfer of net premiums	7,159,678	198,411	381,785	335,998	873,805	530,870	676,610	406,425	1,823,667	2,116,548
Transfers due to death benefits	(17,275)	(83,458)	(3,363)	(85,085)	(7,664)	(80,484)	(19,660)	(183,494)	(1,700)	(1,532,782)
Transfers due to annuity benefit payments	-	(2,911)	-	(8,516)	-	(10,894)	-	(23,212)	-	(85,976)
Transfers due to withdrawal of funds	(499,144)	(2,693,310)	(18,149)	(2,975,473)	(102,388)	(3,753,549)	(65,300)	(4,943,803)	(179,494)	(19,304,013)
Transfers due to loans, net of repayments	-	777	-	(13,686)	-	(2,531)	-	3,173	-	11,365
Transfers due to cost of insurance	(96,921)	(36,936)	(5,736)	(41,955)	(19,245)	(45,516)	(10,415)	(88,141)	(36,588)	(850,650)
Transfers due to contingent deferred sales charges	-	(136)	-	(268)	-	(675)	-	(203)	-	(266)
Transfers due to net charge (credit) to annuitant mortality fluctuation	-	266	-	2,716	-	294	-	(3,322)	-	7,607
Transfers between Sub-Accounts and to/from Fixed Account	1,296,951	(373,385)	138,906	(1,546,288)	7,057	(1,177,462)	3,331	(769,444)	297,071	(108,024)

Net increase (decrease) in net assets resulting from capital transactions	7,843,289	(2,990,682)	493,443	(4,332,557)	751,565	(4,539,947)	584,566	(5,602,021)	1,902,956	(19,746,191)

Total increase (decrease)	7,023,851	(3,913,654)	413,261	(4,470,945)	707,764	(5,440,844)	484,705	(5,376,531)	1,848,197	(24,310,500)

NET ASSETS, at beginning of the year	11,469,662	22,676,775	763,374	27,902,439	4,096,719	33,929,818	2,605,512	42,274,567	7,627,942	254,106,501

NET ASSETS, at end of the year	$18,493,513	$18,763,121	$1,176,635	$23,431,494	$4,804,483	$28,488,974	$3,090,217	$36,898,036	$9,476,139	$229,796,001

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4

STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2011

	MML T. Rowe Price Equity Income Sub-Account	MML T. Rowe Price Mid Cap Growth Sub-Account	MML T. Rowe Price Mid Cap Growth Sub-Account	MML T. Rowe Price Small Company Value Sub-Account	MML Templeton Foreign Sub-Account	MML Templeton Foreign Sub-Account	MML W&R/Wellington Small Cap Growth Equity Sub-Account	MML W&R/Wellington Small Cap Growth Equity Sub-Account	Oppenheimer Balanced Sub-Account	Oppenheimer Balanced Sub-Account
	(Service Class)	(Initial Class)	(Service Class)		(Initial Class)	(Service Class)	(Initial Class)	(Service Class)	(Service)	(Non-Service)
Investment income
Dividends	$442,894	$-	$-	$-	$4,044,200	$101,845	$-	$-	$3,702	$437,063

Expenses
Mortality and expense risk fees and administrative charges	374,101	971,568	273,696	42,304	2,790,297	79,293	1,882,908	63,874	2,418	197,334

Net investment income (loss)	68,793	(971,568)	(273,696)	(42,304)	1,253,903	22,552	(1,882,908)	(63,874)	1,284	239,729

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	682,456	3,065,626	1,043,242	33,056	(2,890,119)	209,866	4,604,155	385,239	11,152	(1,786,542)
Realized gain distribution	-	-	-	46,919	-	-	5,661,584	205,165	-	-

Realized gain (loss)	682,456	3,065,626	1,043,242	79,975	(2,890,119)	209,866	10,265,739	590,404	11,152	(1,786,542)

Change in net unrealized appreciation/depreciation of investments	(1,467,814)	(3,671,728)	(1,497,684)	(152,195)	(21,025,200)	(918,888)	(15,562,219)	(863,152)	(16,302)	1,549,090

Net gain (loss) on investments	(785,358)	(606,102)	(454,442)	(72,220)	(23,915,319)	(709,022)	(5,296,480)	(272,748)	(5,150)	(237,452)

Net increase (decrease) in net assets resulting from operations	(716,565)	(1,577,670)	(728,138)	(114,524)	(22,661,416)	(686,470)	(7,179,388)	(336,622)	(3,866)	2,277

Capital transactions:
Transfer of net premiums	6,016,190	1,394,814	6,498,665	1,089,175	1,743,272	953,312	1,181,913	836,466	-	-
Transfers due to death benefits	(122,878)	(610,582)	(63,698)	(7,447)	(1,414,305)	-	(873,951)	(77,706)	-	(161,888)
Transfers due to annuity benefit payments	-	(30,988)	-	-	(75,666)	-	(50,194)	-	-	(15,091)
Transfers due to withdrawal of funds	(522,362)	(9,831,098)	(491,340)	(108,057)	(14,789,083)	(126,930)	(9,635,903)	(147,177)	(32,380)	(2,532,449)
Transfers due to loans, net of repayments	-	(10,808)	-	(335)	(3,450)	-	(3,368)	-	-	(6,044)
Transfers due to cost of insurance	(180,572)	(149,135)	(94,781)	(5,296)	(865,779)	(27,888)	(581,092)	(23,204)	(701)	(22,688)
Transfers due to contingent deferred sales charges	-	(1,750)	-	-	(269)	-	(229)	-	-	(443)
Transfers due to net charge (credit) to annuitant mortality fluctuation	-	(12,640)	-	-	(351)	-	1,529	-	-	423
Transfers between Sub-Accounts and to/from Fixed Account	1,511,250	(2,882,128)	437,335	458,802	3,439,453	(354,448)	2,130,997	427,908	276	(1,387,027)

Net increase (decrease) in net assets resulting from capital transactions	6,701,628	(12,134,315)	6,286,181	1,426,842	(11,966,178)	444,046	(7,830,298)	1,016,287	(32,805)	(4,125,207)

Total increase (decrease)	5,985,063	(13,711,985)	5,558,043	1,312,318	(34,627,594)	(242,424)	(15,009,686)	679,665	(36,671)	(4,122,930)

NET ASSETS, at beginning of the year	24,909,835	91,301,719	17,242,657	2,350,256	231,879,872	5,858,542	155,583,290	4,440,118	183,284	19,693,048

NET ASSETS, at end of the year	$30,894,898	$77,589,734	$22,800,700	$3,662,574	$197,252,278	$5,616,118	$140,573,604	$5,119,783	$146,613	$15,570,118

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4

STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2011

	Oppenheimer Capital Appreciation Sub-Account	Oppenheimer Capital Appreciation Sub-Account	Oppenheimer Core Bond Sub-Account	Oppenheimer Global Securities Sub-Account	Oppenheimer Global Securities Sub-Account	Oppenheimer Global Strategic Income Sub-Account	Oppenheimer Global Strategic Income Sub-Account	Oppenheimer High Income Sub-Account	Oppenheimer High Income Sub-Account	Oppenheimer International Growth Sub-Account
	(Service)	(Non-Service)		(Service)	(Non-Service)	(Service)	(Non-Service)	(Service)	(Non-Service)	(Service)
Investment income
Dividends	$4,590	$951,364	$314,702	$153,804	$3,484,716	$1,350,574	$11,257,068	$2,967	$1,328,537	$78,843

Expenses
Mortality and expense risk fees and administrative charges	58,941	3,194,484	67,396	222,665	3,215,642	689,443	4,179,767	551	143,807	152,061

Net investment income (loss)	(54,351)	(2,243,120)	247,306	(68,861)	269,074	661,131	7,077,301	2,416	1,184,730	(73,218)

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	290,954	3,168,773	(424,004)	558,443	8,811	947,779	3,616,431	1,350	(5,808,569)	254,321
Realized gain distribution	-	-	-	-	-	587,639	4,327,396	-	-	-

Realized gain (loss)	290,954	3,168,773	(424,004)	558,443	8,811	1,535,418	7,943,827	1,350	(5,808,569)	254,321

Change in net unrealized appreciation/depreciation of investments	(358,225)	(6,353,342)	519,836	(2,306,076)	(23,375,779)	(2,699,492)	(15,781,216)	(5,059)	4,255,915	(1,324,840)

Net gain (loss) on investments	(67,271)	(3,184,569)	95,832	(1,747,633)	(23,366,968)	(1,164,074)	(7,837,389)	(3,709)	(1,552,654)	(1,070,519)

Net increase (decrease) in net assets resulting from operations	(121,622)	(5,427,689)	343,138	(1,816,494)	(23,097,894)	(502,943)	(760,088)	(1,293)	(367,924)	(1,143,737)

Capital transactions:
Transfer of net premiums	803,709	2,120,954	-	5,908,825	3,071,866	7,720,544	3,249,341	-	1,755	2,082,511
Transfers due to death benefits	(33,089)	(1,815,310)	(14,445)	(29,210)	(1,679,886)	(353,864)	(2,745,351)	-	(135,317)	(9,547)
Transfers due to annuity benefit payments	-	(97,592)	-	-	(107,482)	-	(155,495)	-	(1,047)	-
Transfers due to withdrawal of funds	(182,950)	(20,631,537)	(640,973)	(464,817)	(24,469,953)	(1,208,187)	(31,978,604)	(1,400)	(1,748,624)	(253,811)
Transfers due to loans, net of repayments	-	(2,747)	-	-	5,719	-	(6,811)	-	(1,228)	-
Transfers due to cost of insurance	(17,750)	(909,999)	-	(75,104)	(741,768)	(248,260)	(1,076,131)	(38)	(19,853)	(50,875)
Transfers due to contingent deferred sales charges	-	(699)	(298)	-	(1,231)	-	(1,990)	-	(101)	-
Transfers due to net charge (credit) to annuitant mortality fluctuation	-	9,075	-	-	9,861	-	(1,685)	-	146	-
Transfers between Sub-Accounts and to/from Fixed Account	(222,200)	(5,766,880)	(157,612)	901,894	(2,299,180)	(138,526)	(13,052,646)	1	(710,266)	541,821

Net increase (decrease) in net assets resulting from capital transactions	347,720	(27,094,735)	(813,328)	6,241,588	(26,212,054)	5,771,707	(45,769,372)	(1,437)	(2,614,535)	2,310,099

Total increase (decrease)	226,098	(32,522,424)	(470,190)	4,425,094	(49,309,948)	5,268,764	(46,529,460)	(2,730)	(2,982,459)	1,166,362

NET ASSETS, at beginning of the year	4,125,258	270,749,053	5,389,907	13,625,384	285,007,462	47,085,358	354,218,942	33,816	15,030,302	10,731,499

NET ASSETS, at end of the year	$4,351,356	$238,226,629	$4,919,717	$18,050,478	$235,697,514	$52,354,122	$307,689,482	$31,086	$12,047,843	$11,897,861

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2011

	Oppenheimer International Growth Sub-Account	Oppenheimer Main Street Sub-Account	Oppenheimer Main Street Sub-Account	Oppenheimer Money Sub-Account	Oppenheimer Small- & Mid-Cap Growth Sub-Account	Oppenheimer Small- & Mid-Cap Growth Sub-Account	Panorama Growth Sub-Account	Panorama Total Return Sub-Account	PIMCO CommodityRealReturn® Strategy Sub-Account
	(Non-Service)	(Service)	(Non-Service)		(Service)	(Non-Service)
Investment income
Dividends	$566,996	$5,772	$334,865	$3,112	$-	$-	$6,606	$25,577	$3,185,888

Expenses
Mortality and expense risk fees and administrative charges	648,753	16,218	413,733	329,579	30,643	2,042,636	11,096	12,012	281,191

Net investment income (loss)	(81,757)	(10,446)	(78,868)	(326,467)	(30,643)	(2,042,636)	(4,490)	13,565	2,904,697

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	716,240	58,570	598,662	-	258,736	283,105	17,569	(11,009)	(1,540,581)
Realized gain distribution	-	-	-	-	-	-	-	-	-

Realized gain (loss)	716,240	58,570	598,662	-	258,736	283,105	17,569	(11,009)	(1,540,581)

Change in net unrealized appreciation/depreciation of investments	(4,997,661)	(68,580)	(963,447)	-	(311,511)	4,067,763	(24,647)	(8,908)	(3,379,126)

Net gain (loss) on investments	(4,281,421)	(10,010)	(364,785)	-	(52,775)	4,350,868	(7,078)	(19,917)	(4,919,707)

Net increase (decrease) in net assets resulting from operations	(4,363,178)	(20,456)	(443,653)	(326,467)	(83,418)	2,308,232	(11,568)	(6,352)	(2,015,010)

Capital transactions:
Transfer of net premiums	778,900	508,107	578,532	491,026	1,063,744	1,440,539	9,019	17,094	3,173,595
Transfers due to death benefits	(285,152)	-	(481,742)	(272,695)	-	(1,087,753)	(4,993)	(3,162)	(113,448)
Transfers due to annuity benefit payments	(31,869)	-	(1,635)	(27,054)	-	(56,510)	-	-	(5,710)
Transfers due to withdrawal of funds	(5,100,803)	(30,275)	(5,450,776)	(10,185,235)	(112,639)	(10,967,316)	(38,472)	(139,933)	(2,061,843)
Transfers due to loans, net of repayments	3,820	-	(1,775)	15,540	-	3,440	123	478	49,456
Transfers due to cost of insurance	(150,013)	(2,718)	(58,687)	(2,599)	(5,925)	(615,196)	-	-	(62,621)
Transfers due to contingent deferred sales charges	(625)	-	(905)	(1,524)	-	(451)	(65)	(55)	(29)
Transfers due to net charge (credit) to annuitant mortality fluctuation	(11,589)	-	661	7,495	-	3,860	-	-	(4,871)
Transfers between Sub-Accounts and to/from Fixed Account	(2,553,360)	108,680	(1,264,923)	4,906,326	199,157	(10,697,316)	(24,221)	16,743	143,037

Net increase (decrease) in net assets resulting from capital transactions	(7,350,691)	583,794	(6,681,250)	(5,068,720)	1,144,337	(21,976,703)	(58,609)	(108,835)	1,117,566

Total increase (decrease)	(11,713,869)	563,338	(7,124,903)	(5,395,187)	1,060,919	(19,668,471)	(70,177)	(115,187)	(897,444)

NET ASSETS, at beginning of the year	60,521,504	962,997	42,187,225	32,256,986	1,689,840	166,318,155	881,501	931,654	22,129,092

NET ASSETS, at end of the year	$48,807,635	$1,526,335	$35,062,322	$26,861,799	$2,750,759	$146,649,684	$811,324	$816,467	$21,231,648

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

For The Year Or Period Ended December 31, 2010

	Fidelity® VIP Contrafund ® Sub-Account	Fidelity® VIP Contrafund ® Sub-Account	ING Clarion Global Real Estate Sub-Account	Invesco V.I. Financial Services Sub-Account	Invesco V.I. Financial Services Sub-Account	Invesco V.I. Global Health Care Sub-Account	Invesco V.I. Global Health Care Sub-Account	Invesco V.I. Technology Sub-Account	Invesco V.I. Technology Sub-Account	MML Aggressive Allocation Sub-Account
	(Initial Class)	(Service Class 2)		(Series I)	(Series II)	(Series I)	(Series II)	(Series I)	(Series II)	(Initial Class)

Investment income
Dividends	$3,828,321	$294,458	$945,420	$3,626	$-	$-	$-	$-	$-	$323,708

Expenses
Mortality and expense risk fees and administrative charges	3,795,800	328,272	131,466	39,895	13,598	113,302	12,428	80,237	7,394	373,069

Net investment income (loss)	32,521	(33,814)	813,954	(36,269)	(13,598)	(113,302)	(12,428)	(80,237)	(7,394)	(49,361)

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(15,614,843)	376,805	(581,818)	(661,587)	48,575	(419,649)	12,035	115,550	46,036	(311,931)
Realized gain distribution	139,184	13,548	-	-	-	-	-	-	-	-

Realized gain (loss)	(15,475,659)	390,353	(581,818)	(661,587)	48,575	(419,649)	12,035	115,550	46,036	(311,931)

Change in net unrealized appreciation/depreciation of investments	62,279,980	3,794,690	1,323,612	1,020,129	63,505	944,508	50,709	1,348,458	96,131	4,528,424

Net gain (loss) on investments	46,804,321	4,185,043	741,794	358,542	112,080	524,859	62,744	1,464,008	142,167	4,216,493

Net increase (decrease) in net assets resulting from operations	46,836,842	4,151,229	1,555,748	322,273	98,482	411,557	50,316	1,383,771	134,773	4,167,132

Capital transactions:
Transfer of net premiums	4,923,048	8,188,051	1,348,153	71,346	411,103	288,830	343,396	134,399	433,256	410,294
Transfers due to death benefits	(1,890,753)	(75,291)	(23,284)	(19,046)	(17,720)	(126,274)	(4,277)	(43,726)	-	-
Transfers due to annuity benefit payments	(74,240)	-	(2,461)	-	-	(3,952)	-	(589)	-	-
Transfers due to withdrawal of funds	(22,463,714)	(512,982)	(604,711)	(398,733)	(16,080)	(1,079,076)	(37,388)	(602,892)	(11,753)	(677,127)
Transfers due to loans, net of repayments	3,559	-	1,451	735	-	745	-	(539)	-	(10,696)
Transfers due to cost of insurance	(979,173)	(134,167)	(37,229)	(9,847)	(5,738)	(19,407)	(4,659)	(15,738)	(1,410)	(120,337)
Transfers due to contingent deferred sales charges	(1,917)	-	(26)	(62)	-	(414)	-	(174)	-	-
Transfers due to net charge (credit) to annuitant mortality fluctuation	(77,013)	-	(15,368)	-	-	(16,028)	-	11	-	-
Transfers between Sub-Accounts and to/from Fixed Account	(13,071,553)	(579,485)	1,087,781	(511,179)	83,480	(200,431)	135,483	(214,673)	204,559	1,484,062

Net increase (decrease) in net assets resulting from capital transactions	(33,631,756)	6,886,126	1,754,306	(866,786)	455,045	(1,156,007)	432,555	(743,921)	624,652	1,086,196

Total increase (decrease)	13,205,086	11,037,355	3,310,054	(544,513)	553,527	(744,450)	482,871	639,850	759,425	5,253,328

NET ASSETS, at beginning of the year	315,765,069	20,758,905	9,502,945	4,062,640	850,223	10,997,090	774,567	7,735,094	366,692	29,757,632

NET ASSETS, at end of the year	$328,970,155	$31,796,260	$12,812,999	$3,518,127	$1,403,750	$10,252,640	$1,257,438	$8,374,944	$1,126,117	$35,010,960

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Or Period Ended December 31, 2010

	MML Aggressive Allocation Sub-Account	MML AllianceBernstein Small/Mid Cap Value Sub-Account	MML AllianceBernstein Small/Mid Cap Value Sub-Account	MML American Century Mid Cap Value Sub-Account	MML American Century Mid Cap Value Sub-Account	MML American Funds® Core Allocation Sub-Account	MML American Funds® Growth Sub-Account	MML American Funds® International Sub-Account	MML Babson Blend Sub-Account	MML Babson Blend Sub-Account
	(Service Class)	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)				(Initial Class)	(Service Class)

Investment income
Dividends	$182,480	$1,015,850	$23,853	$3,262,772	$106,830	$3,721,198	$55,876	$208,182	$973,318	$144,207

Expenses
Mortality and expense risk fees and administrative charges	226,001	2,098,963	62,500	2,733,738	97,420	3,594,772	365,613	331,738	527,180	99,465

Net investment income (loss)	(43,521)	(1,083,113)	(38,647)	529,034	9,410	126,426	(309,737)	(123,556)	446,138	44,742

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	590,746	(6,191,633)	331,748	(2,759,695)	299,999	2,398,911	994,470	1,192,190	46,349	201,167
Realized gain distribution	-	-	-	-	-	2,027,079	146,707	354,970	-	-

Realized gain (loss)	590,746	(6,191,633)	331,748	(2,759,695)	299,999	4,425,990	1,141,177	1,547,160	46,349	201,167

Change in net unrealized appreciation/depreciation of investments	1,985,158	46,552,222	856,472	40,436,723	1,045,349	17,633,498	4,135,435	415,193	4,430,486	557,691

Net gain (loss) on investments	2,575,904	40,360,589	1,188,220	37,677,028	1,345,348	22,059,488	5,276,612	1,962,353	4,476,835	758,858

Net increase (decrease) in net assets resulting from operations	2,532,383	39,277,476	1,149,573	38,206,062	1,354,758	22,185,914	4,966,875	1,838,797	4,922,973	803,600

Capital transactions:
Transfer of net premiums	5,390,695	1,763,058	1,516,131	2,520,264	2,911,348	76,229,219	11,461,167	6,644,448	1,270,526	3,516,853
Transfers due to death benefits	-	(990,561)	(15,256)	(1,300,291)	(55,223)	(473,149)	(89,748)	(62,510)	(554,814)	(80,998)
Transfers due to annuity benefit payments	-	(59,081)	-	(61,205)	-	-	-	-	(22,909)	-
Transfers due to withdrawal of funds	(721,436)	(9,857,618)	(187,558)	(15,862,415)	(175,135)	(7,338,127)	(906,720)	(749,794)	(5,359,685)	(215,217)
Transfers due to loans, net of repayments	-	(16,741)	-	(1,750)	-	(6,038)	(6,993)	(6,734)	(13,074)	-
Transfers due to cost of insurance	(69,581)	(621,075)	(28,255)	(756,290)	(44,989)	(1,910,122)	(153,997)	(131,797)	(69,974)	(33,493)
Transfers due to contingent deferred sales charges	-	(87)	-	(1,220)	-	-	-	-	(1,198)	-
Transfers due to net charge (credit) to annuitant mortality fluctuation	-	(10,143)	-	(42,922)	-	-	-	-	(79,541)	-
Transfers between Sub-Accounts and to/from Fixed Account	473,927	(18,806,360)	141,440	(12,077,349)	(470,425)	4,672,990	(95,924)	2,165,477	1,068,932	(126,890)

Net increase (decrease) in net assets resulting from capital transactions	5,073,605	(28,598,608)	1,426,502	(27,583,178)	2,165,576	71,174,773	10,207,785	7,859,090	(3,761,737)	3,060,255

Total increase (decrease)	7,605,988	10,678,868	2,576,075	10,622,884	3,520,334	93,360,687	15,174,660	9,697,887	1,161,236	3,863,855

NET ASSETS, at beginning of the year	15,057,532	164,244,016	3,808,976	222,278,951	6,163,269	230,459,578	21,877,439	21,112,888	45,828,920	5,533,784

NET ASSETS, at end of the year	$22,663,520	$174,922,884	$6,385,051	$232,901,835	$9,683,603	$323,820,265	$37,052,099	$30,810,775	$46,990,156	$9,397,639

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Or Period Ended December 31, 2010

	MML Babson Enhanced Index Core Equity Sub-Account	MML Babson Enhanced Index Core Equity Sub-Account	MML Babson High Yield Sub-Account	MML Babson Inflation-Protected and Income Sub-Account	MML Babson Inflation-Protected and Income Sub-Account	MML Babson Managed Bond Sub-Account	MML Babson Managed Bond Sub-Account	MML Babson Short-Duration Bond Sub-Account	MML Balanced Allocation Sub-Account	MML Balanced Allocation Sub-Account
	(Initial Class)	(Service Class)		(Initial Class)	(Service Class)	(Initial Class)	(Service Class)		(Initial Class)	(Service Class)

Investment income
Dividends	$135,367	$5,502	$41,516	$8,376,083	$777,264	$9,128,094	$1,499,545	$40,583	$1,637,250	$2,405,318

Expenses
Mortality and expense risk fees and administrative charges	98,398	5,212	5,333	3,371,552	337,931	2,966,584	533,849	20,287	1,479,303	2,420,249

Net investment income (loss)	36,969	290	36,183	5,004,531	439,333	6,161,510	965,696	20,296	157,947	(14,931)

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(574,395)	45,371	8,015	1,230,014	511,536	2,376,183	465,475	10,971	642,711	4,048,392
Realized gain distribution	-	-	-	-	-	1,190,191	157,987	-	-	-

Realized gain (loss)	(574,395)	45,371	8,015	1,230,014	511,536	3,566,374	623,462	10,971	642,711	4,048,392

Change in net unrealized appreciation/depreciation of investments	1,631,489	4,520	12,222	7,309,858	173,956	3,701,925	(41,099)	(31,146)	11,826,404	15,951,954

Net gain (loss) on investments	1,057,094	49,891	20,237	8,539,872	685,492	7,268,299	582,363	(20,175)	12,469,115	20,000,346

Net increase (decrease) in net assets resulting from operations	1,094,063	50,181	56,420	13,544,403	1,124,825	13,429,809	1,548,059	121	12,627,062	19,985,415

Capital transactions:
Transfer of net premiums	134,538	123,933	831,048	3,015,466	8,746,488	3,003,416	27,492,546	1,982,478	2,621,796	51,299,326
Transfers due to death benefits	(73,015)	-	-	(1,995,621)	(81,622)	(2,389,035)	(183,901)	-	(1,375,813)	(1,239,901)
Transfers due to annuity benefit payments	-	-	-	(94,342)	-	(90,628)	-	-	-	-
Transfers due to withdrawal of funds	(820,826)	(15,214)	(35,900)	(19,692,556)	(778,265)	(21,021,539)	(1,389,242)	(421,661)	(6,974,463)	(6,850,044)
Transfers due to loans, net of repayments	291	-	-	(4,365)	-	2,328	-	-	(2,770)	-
Transfers due to cost of insurance	(14,375)	(1,193)	(782)	(911,604)	(134,688)	(697,784)	(264,638)	(2,516)	(754,244)	(1,221,811)
Transfers due to contingent deferred sales charges	(298)	-	-	(162)	-	(906)	-	-	(109)	-
Transfers due to net charge (credit) to annuitant mortality fluctuation	-	-	-	(40,375)	-	(63,647)	-	-	-	-
Transfers between Sub-Accounts and to/from Fixed Account	(459,897)	(430)	681,851	17,274,979	1,622,143	14,849,055	3,087,399	3,542,332	(1,575,733)	(4,142,600)

Net increase (decrease) in net assets resulting from capital transactions	(1,233,582)	107,096	1,476,217	(2,448,580)	9,374,056	(6,408,740)	28,742,164	5,100,633	(8,061,336)	37,844,970

Total increase (decrease)	(139,519)	157,277	1,532,637	11,095,823	10,498,881	7,021,069	30,290,223	5,100,754	4,565,726	57,830,385

NET ASSETS, at beginning of the year	9,374,365	274,664	-	264,262,456	21,063,878	240,233,605	28,940,096	-	115,103,685	161,261,065

NET ASSETS, at end of the year	$9,234,846	$431,941	$1,532,637	$275,358,279	$31,562,759	$247,254,674	$59,230,319	$5,100,754	$119,669,411	$219,091,450

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Or Period Ended December 31, 2010

	MML Baring China Sub-Account	MML Baring Strategic Emerging Markets Sub-Account	MML Capital Guardian Asset Allocation Sub-Account	MML Capital Guardian Asset Allocation Sub-Account	MML Conservative Allocation Sub-Account	MML Conservative Allocation Sub-Account	MML Davis Large Cap Value Sub-Account	MML Davis Large Cap Value Sub-Account	MML Emerging Growth Sub-Account	MML Emerging Growth Sub-Account
			(Initial Class)	(Service Class)	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)

Investment income
Dividends	$13,914	$4,712	$2,304,122	$163,240	$1,279,740	$2,292,849	$1,426,926	$90,042	$-	$-

Expenses
Mortality and expense risk fees and administrative charges	29,386	58,213	1,015,997	90,168	1,075,457	2,278,270	2,220,685	173,308	67,550	7,925

Net investment income (loss)	(15,472)	(53,501)	1,288,125	73,072	204,283	14,579	(793,759)	(83,266)	(67,550)	(7,925)

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	286,585	374,719	(4,102,671)	52,586	1,288,339	6,541,829	(1,131,021)	287,684	(248,566)	9,050
Realized gain distribution	397,097	213,767	-	-	-	-	-	-	-	-

Realized gain (loss)	683,682	588,486	(4,102,671)	52,586	1,288,339	6,541,829	(1,131,021)	287,684	(248,566)	9,050

Change in net unrealized appreciation/depreciation of investments	(562,893)	223,217	12,769,429	634,369	7,479,595	10,504,332	20,689,867	1,310,724	1,729,150	157,693

Net gain (loss) on investments	120,789	811,703	8,666,758	686,955	8,767,934	17,046,161	19,558,846	1,598,408	1,480,584	166,743

Net increase (decrease) in net assets resulting from operations	105,317	758,202	9,954,883	760,027	8,972,217	17,060,740	18,765,087	1,515,142	1,413,034	158,818

Capital transactions:
Transfer of net premiums	1,103,892	1,690,956	1,224,220	1,692,809	1,846,312	40,436,330	2,012,158	4,334,927	155,061	356,513
Transfers due to death benefits	(58,578)	-	(773,372)	-	(534,139)	(133,076)	(1,115,827)	(76,782)	(28,188)	(7,335)
Transfers due to annuity benefit payments	-	-	(44,125)	-	-	-	(62,311)	-	(1,321)	-
Transfers due to withdrawal of funds	(142,967)	(130,146)	(8,257,811)	(214,156)	(7,613,258)	(7,742,720)	(10,535,643)	(315,055)	(494,155)	(8,645)
Transfers due to loans, net of repayments	-	-	270	-	59	-	(155)	-	228	-
Transfers due to cost of insurance	(4,672)	(13,004)	(191,987)	(35,981)	(544,841)	(1,140,008)	(694,215)	(88,740)	(13,155)	(2,549)
Transfers due to contingent deferred sales charges	-	-	(477)	-	(148)	-	(590)	-	(81)	-
Transfers due to net charge (credit) to annuitant mortality fluctuation	-	-	(10,629)	-	-	-	(13,733)	-	(705)	-
Transfers between Sub-Accounts and to/from Fixed Account	38,197	1,442,128	(3,847,692)	285,482	12,061,910	4,483,909	(1,560,679)	343,210	561,685	30,342

Net increase (decrease) in net assets resulting from capital transactions	935,872	2,989,934	(11,901,603)	1,728,154	5,215,895	35,904,435	(11,970,995)	4,197,560	179,369	368,326

Total increase (decrease)	1,041,189	3,748,136	(1,946,720)	2,488,181	14,188,112	52,965,175	6,794,092	5,712,702	1,592,403	527,144

NET ASSETS, at beginning of the year	1,886,002	3,357,975	96,884,679	5,508,310	77,495,136	143,523,035	177,957,224	10,806,699	6,029,234	425,532

NET ASSETS, at end of the year	$2,927,191	$7,106,111	$94,937,959	$7,996,491	$91,683,248	$196,488,210	$184,751,316	$16,519,401	$7,621,637	$952,676

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Or Period Ended December 31, 2010

	MML Equity Index Sub-Account	MML Equity Index Sub-Account	MML Growth & Income Sub-Account	MML Growth & Income Sub-Account	MML Growth Allocation Sub-Account	MML Growth Allocation Sub-Account	MML Income & Growth Sub-Account	MML Income & Growth Sub-Account	MML Legg Mason Concentrated Growth Sub-Account	MML Legg Mason Concentrated Growth Sub-Account
	(Class I)	(Service Class I)	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)	(Class I)	(Service Class I)

Investment income
Dividends	$913,833	$28,744	$1,428,074	$153,086	$5,595,565	$6,722,526	$1,248,514	$121,024	$55,023	$5,743

Expenses
Mortality and expense risk fees and administrative charges	807,559	22,094	1,082,918	151,975	6,269,248	8,208,310	359,876	41,535	143,551	18,956

Net investment income (loss)	106,274	6,650	345,156	1,111	(673,683)	(1,485,784)	888,638	79,489	(88,528)	(13,213)

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(333,522)	69,961	(5,423,878)	207,575	(1,897,705)	3,605,011	(1,758,372)	36,168	(2,062,770)	42,019
Realized gain distribution	-	-	-	-	-	-	-	-	-	-

Realized gain (loss)	(333,522)	69,961	(5,423,878)	207,575	(1,897,705)	3,605,011	(1,758,372)	36,168	(2,062,770)	42,019

Change in net unrealized appreciation/depreciation of investments	7,414,996	222,941	15,178,701	1,009,919	64,062,119	80,465,279	4,089,068	216,918	3,685,577	157,222

Net gain (loss) on investments	7,081,474	292,902	9,754,823	1,217,494	62,164,414	84,070,290	2,330,696	253,086	1,622,807	199,241

Net increase (decrease) in net assets resulting from operations	7,187,748	299,552	10,099,979	1,218,605	61,490,731	82,584,506	3,219,334	332,575	1,534,279	186,028

Capital transactions:
Transfer of net premiums	3,505,246	1,964,738	1,074,979	1,212,543	15,858,225	136,600,168	490,103	1,027,638	196,334	360,423
Transfers due to death benefits	(492,175)	-	(845,061)	-	(1,556,425)	(895,920)	(314,792)	-	(27,969)	-
Transfers due to annuity benefit payments	(23,031)	-	(20,414)	-	-	-	(2,371)	-	(3,201)	-
Transfers due to withdrawal of funds	(2,904,906)	(125,964)	(8,964,068)	(117,394)	(16,667,043)	(16,743,934)	(3,938,450)	(54,210)	(1,288,047)	(31,602)
Transfers due to loans, net of repayments	(248)	-	(1,940)	-	(27,439)	-	4,872	-	-	-
Transfers due to cost of insurance	(25,840)	(15,088)	(202,654)	(32,752)	(4,010,469)	(4,053,055)	(53,243)	(14,323)	(39,245)	(8,337)
Transfers due to contingent deferred sales charges	(385)	-	(441)	-	-	-	(1,025)	-	-	-
Transfers due to net charge (credit) to annuitant mortality fluctuation	(3,541)	-	4,515	-	-	-	503	-	(1,062)	-
Transfers between Sub-Accounts and to/from Fixed Account	(534,446)	(10,676)	(3,758,638)	(197,932)	8,188,610	(1,353,426)	(714,183)	255,355	(1,127,775)	79,670

Net increase (decrease) in net assets resulting from capital transactions	(479,326)	1,813,010	(12,713,722)	864,465	1,785,459	113,553,833	(4,528,586)	1,214,460	(2,290,965)	400,154

Total increase (decrease)	6,708,422	2,112,562	(2,613,743)	2,083,070	63,276,190	196,138,339	(1,309,252)	1,547,035	(756,686)	586,182

NET ASSETS, at beginning of the year	55,537,240	1,170,893	109,056,915	11,212,956	459,917,691	559,052,233	34,214,458	2,404,468	13,939,194	1,202,392

NET ASSETS, at end of the year	$62,245,662	$3,283,455	$106,443,172	$13,296,026	$523,193,881	$755,190,572	$32,905,206	$3,951,503	$13,182,508	$1,788,574

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Or Period Ended December 31, 2010

	MML Legg Mason Concentrated Growth Sub-Account	MML MFS Global Sub-Account	MML MFS Global Sub-Account	MML MFS Global Sub-Account	MML Moderate Allocation Sub-Account	MML Moderate Allocation Sub-Account	MML Money Market Sub-Account	MML NASDAQ-100® Sub-Account	MML NASDAQ-100® Sub-Account	MML Oppenheimer/ Loomis Sayles Equity Sub-Account
	(Class II)	(Class I)	(Service Class I)	(Class II)	(Initial Class)	(Service Class)		(Initial Class)	(Service Class)	(Initial Class)

Investment income
Dividends	$20,701	$38,226	$4,481	$19,696	$4,465,921	$6,181,945	$9,163	$3,739	$172	$437,569

Expenses
Mortality and expense risk fees and administrative charges	51,897	66,998	11,724	49,801	4,246,145	6,492,879	312,384	36,319	11,851	290,034

Net investment income (loss)	(31,196)	(28,772)	(7,243)	(30,105)	219,776	(310,934)	(303,221)	(32,580)	(11,679)	147,535

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(609,877)	(470,864)	41,671	(302,949)	65,706	2,878,403	(799)	52,189	66,510	(1,451,366)
Realized gain distribution	-	-	-	-	-	-	-	-	-	-

Realized gain (loss)	(609,877)	(470,864)	41,671	(302,949)	65,706	2,878,403	(799)	52,189	66,510	(1,451,366)

Change in net unrealized appreciation/depreciation of investments	1,098,361	1,199,694	102,628	726,665	38,208,683	56,380,808	(7,769)	477,482	116,969	4,393,369

Net gain (loss) on investments	488,484	728,830	144,299	423,716	38,274,389	59,259,211	(8,568)	529,671	183,479	2,942,003

Net increase (decrease) in net assets resulting from operations	457,288	700,058	137,056	393,611	38,494,165	58,948,277	(311,789)	497,091	171,800	3,089,538

Capital transactions:
Transfer of net premiums	62,299	130,230	718,289	34,490	9,096,522	177,309,439	3,398,390	257,894	529,951	959,707
Transfers due to death benefits	(35,895)	(131)	(16,625)	(56,958)	(1,139,959)	(689,758)	(143,554)	(165,553)	(9,829)	(153,658)
Transfers due to annuity benefit payments	-	(1,173)	-	-	-	-	(33,343)	(1,767)	-	(20,457)
Transfers due to withdrawal of funds	(384,070)	(543,579)	(30,784)	(373,618)	(15,828,544)	(16,737,050)	(9,909,704)	(174,538)	(35,329)	(1,821,023)
Transfers due to loans, net of repayments	4,055	-	-	(158)	(9,539)	-	(28,403)	(2,558)	-	(4,014)
Transfers due to cost of insurance	-	(17,382)	(6,831)	-	(2,532,679)	(3,466,963)	(25,380)	(2,318)	(2,491)	(56,640)
Transfers due to contingent deferred sales charges	(490)	-	-	(394)	-	-	(118)	(48)	-	(264)
Transfers due to net charge (credit) to annuitant mortality fluctuation	-	(938)	-	-	-	-	11,119	(492)	-	1,879
Transfers between Sub-Accounts and to/from Fixed Account	(292,822)	(200,856)	64,381	(66,137)	14,460,647	4,085,604	4,738,058	299,895	(28,642)	(979,872)

Net increase (decrease) in net assets resulting from capital transactions	(646,923)	(633,829)	728,430	(462,775)	4,046,448	160,501,272	(1,992,935)	210,515	453,660	(2,074,342)

Total increase (decrease)	(189,635)	66,229	865,486	(69,164)	42,540,613	219,449,549	(2,304,724)	707,606	625,460	1,015,196

NET ASSETS, at beginning of the year	4,138,055	6,606,207	558,985	3,912,529	317,149,004	403,189,698	27,514,180	2,498,246	678,435	24,564,657

NET ASSETS, at end of the year	$3,948,420	$6,672,436	$1,424,471	$3,843,365	$359,689,617	$622,639,247	$25,209,456	$3,205,852	$1,303,895	$25,579,853

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Or Period Ended December 31, 2010

	MML Oppenheimer/ Loomis Sayles Equity Sub-Account	MML Rainier Large Cap Growth Sub-Account	MML Rainier Large Cap Growth Sub-Account	MML Small Cap Index Sub-Account	MML Small Cap Index Sub-Account	MML Oppenheimer Small Cap Equity Sub-Account	MML Oppenheimer Small Cap Equity Sub-Account	MML T. Rowe Price Blue Chip Growth Sub-Account	MML T. Rowe Price Blue Chip Growth Sub-Account	MML T. Rowe Price Equity Income Sub-Account
	(Service Class)	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)	(Initial Class)

Investment income
Dividends	$154,234	$19,471	$-	$149,104	$13,744	$239,502	$12,692	$31,885	$-	$3,713,399

Expenses
Mortality and expense risk fees and administrative charges	108,678	224,200	8,058	270,937	42,284	348,714	31,482	435,790	85,586	2,978,564

Net investment income (loss)	45,556	(204,729)	(8,058)	(121,833)	(28,540)	(109,212)	(18,790)	(403,905)	(85,586)	734,835

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	193,727	(369,954)	25,621	(775,432)	127,378	(1,595,317)	178,332	(12,142)	249,576	(5,067,377)
Realized gain distribution	-	-	-	-	-	-	-	-	-	-

Realized gain (loss)	193,727	(369,954)	25,621	(775,432)	127,378	(1,595,317)	178,332	(12,142)	249,576	(5,067,377)

Change in net unrealized appreciation/depreciation of investments	1,035,488	4,073,688	81,478	6,637,797	632,071	8,137,809	291,696	6,090,511	804,512	36,032,035

Net gain (loss) on investments	1,229,215	3,703,734	107,099	5,862,365	759,449	6,542,492	470,028	6,078,369	1,054,088	30,964,658

Net increase (decrease) in net assets resulting from operations	1,274,771	3,499,005	99,041	5,740,532	730,909	6,433,280	451,238	5,674,464	968,502	31,699,493

Capital transactions:
Transfer of net premiums	4,681,642	172,113	103,206	479,495	1,099,749	557,292	479,280	940,589	1,490,436	3,249,294
Transfers due to death benefits	(13,092)	(123,783)	(4,088)	(147,496)	(28,040)	(328,866)	(1,830)	(209,773)	-	(1,486,907)
Transfers due to annuity benefit payments	-	(2,783)	-	(6,020)	-	(2,587)	-	(14,683)	-	(67,999)
Transfers due to withdrawal of funds	(221,678)	(1,834,705)	(14,931)	(2,351,732)	(72,143)	(2,637,981)	(50,766)	(3,991,316)	(127,678)	(16,320,199)
Transfers due to loans, net of repayments	-	(8,795)	-	(2,795)	-	1,158	-	5,770	-	(11,189)
Transfers due to cost of insurance	(53,633)	(40,157)	(2,596)	(47,084)	(18,110)	(49,377)	(10,237)	(92,581)	(32,870)	(844,155)
Transfers due to contingent deferred sales charges	-	(149)	-	(271)	-	(670)	-	(186)	-	(343)
Transfers due to net charge (credit) to annuitant mortality fluctuation	-	554	-	(21,501)	-	(182)	-	(63,112)	-	(48,329)
Transfers between Sub-Accounts and to/from Fixed Account	(177,309)	(989,328)	35,495	(1,253,615)	(357,904)	(1,840,785)	(112,778)	(886,331)	(88,769)	(4,599,068)

Net increase (decrease) in net assets resulting from capital transactions	4,215,930	(2,827,033)	117,086	(3,351,019)	623,552	(4,301,998)	303,669	(4,311,623)	1,241,119	(20,128,895)

Total increase (decrease)	5,490,701	671,972	216,127	2,389,513	1,354,461	2,131,282	754,907	1,362,841	2,209,621	11,570,598

NET ASSETS, at beginning of the year	5,978,961	22,004,803	547,247	25,512,926	2,742,258	31,798,536	1,850,605	40,911,726	5,418,321	242,535,903

NET ASSETS, at end of the year	$11,469,662	$22,676,775	$763,374	$27,902,439	$4,096,719	$33,929,818	$2,605,512	$42,274,567	$7,627,942	$254,106,501

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Or Period Ended December 31, 2010

	MML T. Rowe Price Equity Income Sub-Account	MML T. Rowe Price Mid Cap Growth Sub-Account	MML T. Rowe Price Mid Cap Growth Sub-Account	MML T. Rowe Price Small Company Value Sub-Account	MML Templeton Foreign Sub-Account	MML Templeton Foreign Sub-Account	MML W&R/Wellington Small Cap Growth Equity Sub-Account	MML W&R/Wellington Small Cap Growth Equity Sub-Account	Oppenheimer Balanced Sub-Account	Oppenheimer Balanced Sub-Account
	(Service Class)	(Initial Class)	(Service Class)		(Initial Class)	(Service Class)	(Initial Class)	(Service Class)	(Service)	(Non-Service)

Investment income
Dividends	$286,864	$-	$-	$15,534	$3,612,575	$72,903	$-	$-	$3,819	$307,741

Expenses
Mortality and expense risk fees and administrative charges	255,588	941,353	168,493	18,130	2,764,240	63,570	1,869,581	42,975	3,038	228,816

Net investment income (loss)	31,276	(941,353)	(168,493)	(2,596)	848,335	9,333	(1,869,581)	(42,975)	781	78,925

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	509,643	402,349	474,197	28,752	(5,631,146)	144,114	364,917	181,868	66,018	(3,212,161)
Realized gain distribution	-	-	-	181,450	-	-	-	-	-	-

Realized gain (loss)	509,643	402,349	474,197	210,202	(5,631,146)	144,114	364,917	181,868	66,018	(3,212,161)

Change in net unrealized appreciation/depreciation of investments	2,249,420	20,680,087	2,932,754	75,036	12,770,930	87,543	29,852,222	536,997	(43,479)	5,366,533

Net gain (loss) on investments	2,759,063	21,082,436	3,406,951	285,238	7,139,784	231,657	30,217,139	718,865	22,539	2,154,372

Net increase (decrease) in net assets resulting from operations	2,790,339	20,141,083	3,238,458	282,642	7,988,119	240,990	28,347,558	675,890	23,320	2,233,297

Capital transactions:
Transfer of net premiums	6,490,409	1,676,281	5,311,781	1,014,051	2,317,018	1,000,291	1,308,878	1,062,032	-	141
Transfers due to death benefits	(40,117)	(414,092)	(60,229)	(3,947)	(1,282,951)	(8,167)	(893,419)	(3,925)	-	(454,160)
Transfers due to annuity benefit payments	-	(10,661)	-	-	(63,139)	-	(41,497)	-	-	(14,559)
Transfers due to withdrawal of funds	(503,597)	(8,829,879)	(318,395)	(66,099)	(12,871,792)	(134,612)	(8,243,931)	(52,919)	(2,836)	(2,438,317)
Transfers due to loans, net of repayments	-	760	-	(473)	1,890	-	1,450	-	-	(5,090)
Transfers due to cost of insurance	(131,073)	(159,394)	(71,691)	(3,268)	(852,208)	(26,604)	(576,526)	(17,448)	(1,061)	(29,921)
Transfers due to contingent deferred sales charges	-	(1,848)	-	-	(344)	-	(252)	-	-	(574)
Transfers due to net charge (credit) to annuitant mortality fluctuation	-	(17,551)	-	-	(14,230)	-	(6,842)	-	-	549
Transfers between Sub-Accounts and to/from Fixed Account	(322,997)	(3,341,608)	(597,887)	498,117	10,927,327	474,862	(11,579,957)	160,661	(227,306)	(2,438,541)

Net increase (decrease) in net assets resulting from capital transactions	5,492,625	(11,097,992)	4,263,579	1,438,381	(1,838,429)	1,305,770	(20,032,096)	1,148,401	(231,203)	(5,380,472)

Total increase (decrease)	8,282,964	9,043,091	7,502,037	1,721,023	6,149,690	1,546,760	8,315,462	1,824,291	(207,883)	(3,147,175)

NET ASSETS, at beginning of the year	16,626,871	82,258,628	9,740,620	629,233	225,730,182	4,311,782	147,267,828	2,615,827	391,167	22,840,223

NET ASSETS, at end of the year	$24,909,835	$91,301,719	$17,242,657	$2,350,256	$231,879,872	$5,858,542	$155,583,290	$4,440,118	$183,284	$19,693,048

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4

STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Or Period Ended December 31, 2010

	Oppenheimer Capital Appreciation Sub-Account	Oppenheimer Capital Appreciation Sub-Account	Oppenheimer Core Bond Sub-Account	Oppenheimer Global Securities Sub-Account	Oppenheimer Global Securities Sub-Account	Oppenheimer Global Strategic Income Sub-Account	Oppenheimer Global Strategic Income Sub-Account	Oppenheimer High Income Sub-Account	Oppenheimer High Income Sub-Account	Oppenheimer International Growth Sub-Account
	(Service)	(Non-Service)		(Service)	(Non-Service)	(Service)	(Non-Service)	(Service)	(Non-Service)	(Service)

Investment income
Dividends	$-	$448,369	$107,645	$103,344	$3,866,214	$2,780,820	$29,717,824	$13,263	$1,044,779	$74,098

Expenses
Mortality and expense risk fees and administrative charges	46,886	3,200,239	75,259	135,074	3,240,565	507,426	4,217,985	1,579	162,112	107,579

Net investment income (loss)	(46,886)	(2,751,870)	32,386	(31,730)	625,649	2,273,394	25,499,839	11,684	882,667	(33,481)

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	134,426	(1,979,011)	(527,502)	282,701	(4,024,566)	454,987	2,392,487	71,578	(13,862,274)	278,822
Realized gain distribution	-	-	-	-	-	-	-	-	-	-

Realized gain (loss)	134,426	(1,979,011)	(527,502)	282,701	(4,024,566)	454,987	2,392,487	71,578	(13,862,274)	278,822

Change in net unrealized appreciation/depreciation of investments	242,911	26,278,881	1,046,675	1,339,044	41,097,432	1,863,165	15,469,834	(74,770)	14,957,664	932,468

Net gain (loss) on investments	377,337	24,299,870	519,173	1,621,745	37,072,866	2,318,152	17,862,321	(3,192)	1,095,390	1,211,290

Net increase (decrease) in net assets resulting from operations	330,451	21,548,000	551,559	1,590,015	37,698,515	4,591,546	43,362,160	8,492	1,978,057	1,177,809

Capital transactions:
Transfer of net premiums	1,062,594	2,434,914	-	4,275,209	3,725,206	11,991,345	4,314,146	-	721	2,800,807
Transfers due to death benefits	(40,750)	(1,510,974)	(22,625)	(58,453)	(1,547,325)	(114,656)	(2,846,595)	-	(138,019)	(37,491)
Transfers due to annuity benefit payments	-	(74,537)	-	-	(76,388)	-	(116,463)	-	(991)	-
Transfers due to withdrawal of funds	(100,994)	(17,671,219)	(526,013)	(254,725)	(20,000,521)	(1,030,665)	(29,146,327)	(14,743)	(1,727,278)	(159,376)
Transfers due to loans, net of repayments	-	(3,323)	-	-	(6,820)	-	(15,753)	-	(628)	-
Transfers due to cost of insurance	(17,845)	(905,131)	-	(54,337)	(752,329)	(218,000)	(1,074,560)	(167)	(24,883)	(42,856)
Transfers due to contingent deferred sales charges	-	(928)	(376)	-	(1,430)	-	(2,320)	-	(122)	-
Transfers due to net charge (credit) to annuitant mortality fluctuation	-	(20,161)	-	-	(80,648)	-	(36,043)	-	118	-
Transfers between Sub-Accounts and to/from Fixed Account	115,736	(693,017)	(419,439)	111,413	(8,718,397)	619,039	(1,466,274)	(327,085)	(2,379,825)	90,407

Net increase (decrease) in net assets resulting from capital transactions	1,018,741	(18,444,376)	(968,453)	4,019,107	(27,458,652)	11,247,063	(30,390,189)	(341,995)	(4,270,907)	2,651,491

Total increase (decrease)	1,349,192	3,103,624	(416,894)	5,609,122	10,239,863	15,838,609	12,971,971	(333,503)	(2,292,850)	3,829,300

NET ASSETS, at beginning of the year	2,776,066	267,645,429	5,806,801	8,016,262	274,767,599	31,246,749	341,246,971	367,319	17,323,152	6,902,199

NET ASSETS, at end of the year	$4,125,258	$270,749,053	$5,389,907	$13,625,384	$285,007,462	$47,085,358	$354,218,942	$33,816	$15,030,302	$10,731,499

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Or Period Ended December 31, 2010

	Oppenheimer International Growth Sub-Account	Oppenheimer Main Street Sub-Account	Oppenheimer Main Street Sub-Account	Oppenheimer Money Sub-Account	Oppenheimer Small- & Mid Cap Growth Sub-Account	Oppenheimer Small- & Mid-Cap Growth Sub-Account	Panorama Growth Sub-Account	Panorama Total Return Sub-Account	PIMCO CommodityRealReturn® Strategy Sub-Account
	(Non-Service)	(Service)	(Non-Service)		(Service)	(Non-Service)

Investment income
Dividends	$727,334	$5,351	$447,994	$11,532	$-	$-	$9,444	$16,271	$2,635,251

Expenses
Mortality and expense risk fees and administrative charges	658,528	9,397	435,856	445,869	14,298	2,018,151	11,065	12,868	207,325

Net investment income (loss)	68,806	(4,046)	12,138	(434,337)	(14,298)	(2,018,151)	(1,621)	3,403	2,427,926

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	915,146	19,795	(124,327)	-	43,750	(7,264,815)	10,179	(30,774)	(2,533,845)
Realized gain distribution	-	-	-	-	-	-	-	-	344,694

Realized gain (loss)	915,146	19,795	(124,327)	-	43,750	(7,264,815)	10,179	(30,774)	(2,189,151)

Change in net unrealized appreciation/depreciation of investments	6,299,873	96,207	5,643,995	-	267,627	46,561,329	101,012	159,296	3,741,961

Net gain (loss) on investments	7,215,019	116,002	5,519,668	-	311,377	39,296,514	111,191	128,522	1,552,810

Net increase (decrease) in net assets resulting from operations	7,283,825	111,956	5,531,806	(434,337)	297,079	37,278,363	109,570	131,925	3,980,736

Capital transactions:
Transfer of net premiums	1,159,161	308,166	417,393	596,373	725,547	1,537,717	19,271	21,273	1,714,484
Transfers due to death benefits	(192,574)	-	(147,241)	(273,568)	-	(947,309)	(18,367)	(83,743)	(47,387)
Transfers due to annuity benefit payments	(19,892)	-	(1,740)	(28,570)	-	(46,336)	-	-	(2,810)
Transfers due to withdrawal of funds	(4,003,157)	(32,939)	(3,938,211)	(10,059,253)	(31,898)	(9,896,604)	(67,152)	(69,786)	(1,277,602)
Transfers due to loans, net of repayments	6	-	8,445	3,585	-	(7,846)	(788)	(2,074)	1,427
Transfers due to cost of insurance	(151,097)	(2,459)	(66,774)	(29,143)	(5,299)	(611,200)	-	-	(57,075)
Transfers due to contingent deferred sales charges	(803)	-	(1,341)	(1,680)	-	(472)	(94)	(59)	(25)
Transfers due to net charge (credit) to annuitant mortality fluctuation	(11,523)	-	(212)	9,121	-	(22,567)	-	-	332
Transfers between Sub-Accounts and to/from Fixed Account	(2,402,577)	52,342	(1,073,082)	(7,188,212)	12,827	(18,146,872)	28,031	42,043	1,239,857

Net increase (decrease) in net assets resulting from capital transactions	(5,622,456)	325,110	(4,802,763)	(16,971,347)	701,177	(28,141,489)	(39,099)	(92,346)	1,571,201

Total increase (decrease)	1,661,369	437,066	729,043	(17,405,684)	998,256	9,136,874	70,471	39,579	5,551,937

NET ASSETS, at beginning of the year	58,860,135	525,931	41,458,182	49,662,670	691,584	157,181,281	811,030	892,075	16,577,155

NET ASSETS, at end of the year	$60,521,504	$962,997	$42,187,225	$32,256,986	$1,689,840	$166,318,155	$881,501	$931,654	$22,129,092

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4

Notes To Financial Statements

1.	ORGANIZATION

Massachusetts Mutual Variable Annuity Separate Account 4 (“the Separate Account”) is a separate investment account of Massachusetts Mutual Life Insurance Company (“MassMutual”) established on July 9, 1998. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940 (“the 1940 Act”).

MassMutual maintains eight segments within the Separate Account, they are: Panorama Premier, Panorama Passage®, MassMutual Artistry, MassMutual Transitions®, MassMutual EvolutionSM, MassMutual RetireEase SelectSM, MassMutual Transitions SelectSM and MassMutual Equity EdgeSM. Five of the eight segments within the Separate Account: Panorama Passage®, MassMutual EvolutionSM, MassMutual RetireEase SelectSM, MassMutual Transitions SelectSM and MassMutual EquityEdgeSM have multiple Tiers. The unit values of these tiers differ based on the associated expense ratios.

The assets and liabilities of the Separate Account are clearly identified and distinguished from MassMutual’s other assets and liabilities. The Separate Account assets are not chargeable with liabilities arising from any other MassMutual business.

2.	INVESTMENT OF THE SEPARATE ACCOUNT’S ASSETS

As of December 31, 2011, the Separate Account consists of fifty-six sub-accounts which invest in the following mutual funds. All of the funds may not be available to all of the eight segments of the Separate Account:

Sub-Accounts	The sub-account listed in the first column invests in the fund in this column

Fidelity® VIP Contrafund® Sub-Account (Initial Class and Service Class 2)	Fidelity® VIP Contrafund® Portfolio [1] (Initial Class and Service Class 2)

ING Clarion Global Real Estate Sub-Account	ING Clarion Global Real Estate Portfolio [2]

Invesco V.I. Dividend Growth Sub-Account [9] (Series I and Series II)	Invesco V.I. Dividend Growth Fund [3,9] (Series I and Series II)

Invesco V.I. Global Health Care Sub-Account (Series I and Series II)	Invesco V.I. Global Health Care Fund [3] (Series I and Series II)

Invesco V.I. Technology Sub-Account (Series I and Series II)	Invesco V.I. Technology Fund [3] (Series I and Series II)

MML Aggressive Allocation Sub-Account (Initial Class and Service Class)	MML Aggressive Allocation Fund [4] (Initial Class and Service Class)

MML AllianceBernstein Small/Mid Cap Value Sub-Account (Initial Class and Service Class)	MML Small/Mid Cap Value Fund [4] (Initial Class and Service Class)

MML American Century Mid Cap Value Sub-Account (Initial Class and Service Class)	MML Mid Cap Value Fund [4] (Initial Class and Service Class)

MML American Funds® Core Allocation Sub-Account	MML American Funds® Core Allocation Fund [4]

MML American Funds® Growth Sub-Account	MML American Funds® Growth Fund [4]

MML American Funds® International Sub-Account	MML American Funds® International Fund [4]

MML Babson Blend Sub-Account (Initial Class and Service Class)	MML Blend Fund [5] (Initial Class and Service Class)

MML Babson Enhanced Index Core Equity Sub-Account (Initial Class and Service Class)	MML Enhanced Index Core Equity Fund [5] (Initial Class and Service Class)

MML Babson High Yield Sub-Account	MML High Yield Fund [5]

MML Babson Inflation-Protected and Income Sub-Account (Initial Class and Service Class)	MML Inflation-Protected and Income Fund [5] (Initial Class and Service Class)

MML Babson Managed Bond Sub-Account (Initial Class and Service Class)	MML Managed Bond Fund [5] (Initial Class and Service Class)

MML Babson Short-Duration Bond Sub-Account	MML Short-Duration Bond Fund [5]

Notes To Financial Statements (Continued)

Sub-Accounts	The sub-account listed in the first column invests in the fund in this column

MML Balanced Allocation Sub-Account (Initial Class and Service Class)	MML Balanced Allocation Fund [4] (Initial Class and Service Class)

MML Baring China Sub-Account	MML China Fund [5]

MML Baring Strategic Emerging Markets Sub-Account	MML Strategic Emerging Markets Fund [5]

MML Capital Guardian Asset Allocation Sub-Account (Initial Class and Service Class)	MML Asset Allocation Fund [4] (Initial Class and Service Class)

MML Conservative Allocation Sub-Account (Initial Class and Service Class)	MML Conservative Allocation Fund [4] (Initial Class and Service Class)

MML Davis Large Cap Value Sub-Account (Initial Class and Service Class)	MML Large Cap Value Fund [4] (Initial Class and Service Class)

MML Emerging Growth Sub-Account (Initial Class and Service Class)	MML Emerging Growth Fund [4] (Initial Class and Service Class)

MML Equity Index Sub-Account (Class I and Service Class I)	MML Equity Index Fund [4] (Class I and Service Class I)

MML Growth & Income Sub-Account (Initial Class and Service Class)	MML Growth & Income Fund [4] (Initial Class and Service Class)

MML Growth Allocation Sub-Account (Initial Class and Service Class)	MML Growth Allocation Fund [4] (Initial Class and Service Class)

MML Income & Growth Sub-Account (Initial Class and Service Class)	MML Income & Growth Fund [4] (Initial Class and Service Class)

MML Legg Mason Concentrated Growth Sub-Account (Class I, II and Service Class I)	MML Concentrated Growth Fund [4] (Class I, II and Service Class I)

MML MFS Global Sub-Account (Class I, II, and Service Class I)	MML Global Fund [4] (Class I, II and Service Class I)

MML Moderate Allocation Sub-Account (Initial Class and Service Class)	MML Moderate Allocation Fund [4] (Initial Class and Service Class)

MML Money Market Sub-Account	MML Money Market Fund [5]

MML NASDAQ-100® Sub-Account [6] (Initial Class and Service Class)	MML NASDAQ-100® Fund [4,6] (Initial Class and Service Class)

MML Oppenheimer/Loomis Sayles Equity Sub-Account (Initial Class and Service Class)	MML Equity Fund [5] (Initial Class and Service Class)

MML Rainier Large Cap Growth Sub-Account (Initial Class and Service Class)	MML Large Cap Growth Fund [4] (Initial Class and Service Class)

MML Small Cap Index Sub-Account (Initial Class and Service Class)	MML Small Cap Index Fund [4] (Initial Class and Service Class)

MML Small/Mid Cap Equity Sub-Account [11] (Initial Class and Service Class)	MML Small/Mid Cap Equity Fund [5,10] (Initial Class and Service Class)

MML T. Rowe Price Blue Chip Growth Sub-Account (Initial Class and Service Class)	MML Blue Chip Growth Fund [4] (Initial Class and Service Class)

MML T. Rowe Price Equity Income Sub-Account (Initial Class and Service Class)	MML Equity Income Fund [4] (Initial Class and Service Class)

MML T. Rowe Price Mid Cap Growth Sub-Account (Initial Class and Service Class)	MML Mid Cap Growth Fund [4] (Initial Class and Service Class)

MML T. Rowe Price Small Company Value Sub-Account	MML Small Company Value Fund [4]

MML Templeton Foreign Sub-Account (Initial Class and Service Class)	MML Foreign Fund [4] (Initial Class and Service Class)

MML W&R/Wellington Small Cap Growth Equity Sub-Account (Initial Class and Service Class)	MML Small Cap Growth Equity Fund [4] (Initial Class and Service Class)

Notes To Financial Statements (Continued)

Sub-Accounts	The sub-account listed in the first column invests in the fund in this column

Oppenheimer Balanced Sub-Account (Service and Non-Service)	Oppenheimer Balanced Fund/VA [7] (Service and Non-Service)

Oppenheimer Capital Appreciation Sub-Account (Service and Non-Service)	Oppenheimer Capital Appreciation Fund/VA [7] (Service and Non-Service)

Oppenheimer Core Bond Sub-Account	Oppenheimer Core Bond Fund/VA [7]

Oppenheimer Global Securities Sub-Account (Service and Non-Service)	Oppenheimer Global Securities Fund/VA [7] (Service and Non-Service)

Oppenheimer Global Strategic Income Sub-Account (Service and Non-Service)	Oppenheimer Global Strategic Income Fund/VA [7] (Service and Non-Service)

Oppenheimer High Income Sub-Account (Service and Non-Service)	Oppenheimer High Income Fund/VA [7] (Service and Non-Service)

Oppenheimer International Growth Sub-Account (Service and Non-Service)	Oppenheimer International Growth Fund/VA [7] (Service and Non-Service)

Oppenheimer Main Street Sub-Account (Service and Non-Service)	Oppenheimer Main Street Fund®/VA [7] (Service and Non-Service)

Oppenheimer Money Sub-Account	Oppenheimer Money Fund/VA [7]

Oppenheimer Small- & Mid-Cap Growth Sub-Account (Service and Non-Service)	Oppenheimer Small- & Mid-Cap Growth Fund/VA [7] (Service and Non-Service)

Panorama Growth Sub-Account	Panorama Growth Portfolio [7]

Panorama Total Return Sub-Account	Panorama Total Return Portfolio [7]

PIMCO CommodityRealReturn® Strategy Sub-Account	PIMCO CommodityRealReturn® Strategy Portfolio [8]

In addition to the fifty-six sub-accounts, some contract owners may also allocate funds to the Fixed Interest Account (“FIA”), which is part of MassMutual’s general investment account. Because of exemptive and exclusionary provisions in the securities law, interests in the FIA are not registered under the Securities Act of 1933, and the FIA is not registered as an investment company under the 1940 Act.

[1]	Fidelity® Management & Research Company is the investment adviser to this Portfolio.
[2]	ING Investments, LLC is the investment adviser to this Portfolio.
[3]	Invesco Advisers, Inc. is the investment adviser to the listed Funds.
[4]	MassMutual is the investment adviser to the listed MML Trust Funds pursuant to an investment management agreement.
[5]	MassMutual is the investment adviser to the listed MML II Trust Funds pursuant to an investment management agreement.
[6]

NASDAQ®, NASDAQ-100® and NASDAQ-100 Index® are trademarks of The NASDAQ Stock Market, Inc. (together with its affiliates, “NASDAQ”) and are licensed for use by the Fund. The Fund/Sub-Account has not been passed on by NASDAQ as to its legality or suitability. The Fund/Sub-Account is not issued, endorsed, sold or promoted by NASDAQ. NASDAQ makes no warranties and bears no liability with respect to The Fund/Sub-Account.

[7]	OppenheimerFunds, Inc., a wholly owned subsidiary of MassMutual, serves as the investment adviser to the listed Funds/Portfolios.
[8]	Pacific Investment Management Company LLC is the investment adviser to this Portfolio.
[9]	Effective April 29, 2011, Invesco V.I. Financial Services merged into Invesco V.I. Dividend Growth.
[10]	Prior to May 1, 2011, MML Small/Mid Cap Equity Fund was known as MML Small Cap Equity Fund.
[11]	Prior to May 1, 2011, MML Small/Mid Cap Equity Sub-Account was known as MML Oppenheimer Small Cap Equity Sub-Account.

3.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Separate Account in preparation of the financial statements in conformity with generally accepted accounting principles.

A.	Investment Valuation

Investments in the investment sub-accounts are valued at the closing net asset value of each of the respective underlying funds, which value their investment securities at fair value.

B.	Accounting for Investments

Investment transactions are accounted for on a trade date basis and identified cost is the basis followed in determining the cost of investments sold for financial statement purposes. Dividend income and gains from realized gain distributions are recorded on the ex-distribution date, and they are generally reinvested in the underlying investment sub-accounts.

Notes To Financial Statements (Continued)

C.	Federal Income Taxes

MassMutual is taxed under federal law as a life insurance company under the provisions of the 1986 Internal Revenue Code, as amended. Under existing federal law, no taxes are payable on net investment income and net realized capital gains attributable to contracts which depend on the Separate Account’s investment performance. Accordingly, no provision for federal income tax has been made. MassMutual may, however, make such a charge in the future if an unanticipated change of current law results in a company tax liability attributable to the Separate Account.

D.	Contract Charges

See Note 8B for charges associated with the contracts.

E.	Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires that management make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

F.	Loans

If the certificate is a tax-sheltered annuity (“TSA”), the participants may be able to take a loan under their certificate. All such loans must conform to the requirements of the Internal Revenue Code. There are limitations on the amount of the loan the participants can take, and there is a required loan repayment schedule. When a loan is made, the Separate Account transfers the amount of the loan to MassMutual, thereby decreasing both the investments and net assets of the Separate Account by an equal amount. The contract owner is charged interest on the outstanding loan amount based on the interest rate then in effect.

G.	Annuitant Mortality Fluctuation

The Separate Account maintains a reserve as required by regulatory authorities to provide for mortality losses incurred. The reserve is adjusted quarterly for mortality losses and gains and its proportionate share of changes in value. Transfers to or from MassMutual are then made quarterly to adjust the Separate Account. Net transfers from the Separate Account to MassMutual totaled $10,104 for the year ended December 31, 2011. Net transfers from the Separate Account to MassMutual totaled $686,714 for the year ended December 31, 2010. The reserve is subject to a maximum of 3% of the Separate Account’s annuity reserves. Any mortality losses in excess of this reserve will be borne by MassMutual. The reserve is not available to owners of the contracts except to the extent necessary to cover mortality losses under the contracts.

H.	Annuity Reserves

Annuity reserves are developed by using accepted actuarial methods and are computed using the 1994 MGDB table, except for the MassMutual RetireEase Select SM Segment which uses the Annuity 2000 table.

I.	Fair Value Measurements

In January 2010, the FASB issued ASU No. 2010-06, Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements. This update requires the additional disclosure of transfers in and out of Level 1 and Level 2 fair value measurements as well as descriptions of the reasons for the transfers. It also requires separate presentation of purchases, sales, issuances and settlements within the Level 3 reconciliation, which is the schedule for fair value measurements using significant unobservable inputs. This update further clarifies the existing disclosure requirements that a reporting entity should provide fair value measurement disclosure for each class of assets and liabilities. It also requires that the valuation methods and inputs used to develop these fair value measurements be disclosed. The new disclosures and clarifications of existing disclosures are effective for interim and annual reporting periods beginning after December 15, 2009, except for the disclosures about purchases, sales, issuances and settlements in the roll forward activity of Level 3 fair value measurements, which are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Adoption of this standard did not have a significant impact on the Separate Account.

In May 2011, the FASB issued ASU No. 2011-04, Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (IFRS). The amendments in this ASU result in common fair value measurement and disclosure requirements in U.S. GAAP and IFRS. Some of the amendments in this ASU clarify the FASB’s intent about the application of

Notes To Financial Statements (Continued)

existing fair value measurement requirements. Other amendments change a particular principle or requirement for measuring fair value or disclosing information about fair value measurements. Among other clarifications, this ASU clarifies how premium and discounts (including blockage factors) are considered when measuring fair value and that the highest-and-best-use and valuation-premise concepts only apply to measuring the fair value of nonfinancial assets as financial assets and liabilities do not have alternative uses. The ASU permits an exception to fair value measurement principles for financial assets and financial liabilities with offsetting positions in market risks or counterparty credit risk when several criteria are met. When the criteria are met, an entity can measure the fair value of the net risk position. Additionally, the ASU requires additional quantitative and qualitative disclosures surrounding Level 3 measurements. This ASU is effective January 1, 2012. The adoption of this ASU is not expected to have a significant impact on the Separate Account.

4.	FAIR VALUE OF FINANCIAL INSTRUMENTS

The Separate Account defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In determining fair value, the Separate Account generally uses the market approach as the valuation technique due to the nature of the mutual fund investments offered in the Separate Account. This technique maximizes the use of observable inputs and minimizes the use of unobservable inputs. Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Valuation Inputs: Various inputs are used to determine the value of the fund’s investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical securities
•	Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds and credit risk)
•	Level 3 – unobservable inputs

The net assets of the Separate Account are measured at fair value. All the net assets are categorized as Level 1 as of December 31, 2011. There has been no movement between levels for the year ended December 31, 2011.

5.	RELATED PARTY TRANSACTIONS

A.	Sales Agreements

The contracts are sold by both registered representatives of MML Investors Services, LLC (“MMLIS”), a subsidiary of MassMutual, and by registered representatives of other broker-dealers who have entered into distribution agreements with MML Distributors, LLC (“MML Distributors”), a subsidiary of MassMutual. Pursuant to separate underwriting agreements with MassMutual and the Separate Account, MMLIS serves as principal underwriter of the contracts sold by its registered representatives and MML Distributors serves as principal underwriter of the contracts sold by registered representatives of other broker-dealers who have entered into distribution agreements with MML Distributors.

Both MMLIS and MML Distributors are registered with the Securities and Exchange Commission (the “SEC”) as broker-dealers under the Securities and Exchange Act of 1934 and are members of the Financial Industry Regulatory Authority (the “FINRA”). Commissions for sales of contracts by MMLIS registered representatives are paid on behalf of MMLIS to its registered representatives. Commissions for sales of contracts by registered representatives of other broker-dealers are paid on behalf of MML Distributors to those broker-dealers. MMLIS and MML Distributors also receive compensation for their actions as principal underwriters of the contracts.

B.	Receivable from/Payable to MassMutual

Certain fees such as cost of insurance fees and mortality and expense risk fees are charges paid between the General Account and the Separate Account.

Notes To Financial Statements (Continued)

6.	PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2011 were as follows:

	Fidelity® VIP Contrafund® Sub-Account	Fidelity® VIP Contrafund® Sub-Account	ING Clarion Global Real Estate Sub-Account	Invesco V.I. Dividend Growth Sub-Account	Invesco V.I. Dividend Growth Sub-Account	Invesco V.I. Global Health Care Sub-Account	Invesco V.I. Global Health Care Sub-Account	Invesco V.I. Technology Sub-Account	Invesco V.I. Technology Sub-Account	MML Aggressive Allocation Sub-Account	MML Aggressive Allocation Sub-Account	MML AllianceBernstein Small/Mid Cap Value Sub-Account

	(Initial Class)	(Service Class 2)		(Series I)	(Series II)	(Series I)	(Series II)	(Series I)	(Series II)	(Initial Class)	(Service Class)	(Initial Class)
Cost of purchases	$11,095,995	$10,341,533	$2,852,321	$365,013	$620,704	$792,746	$731,035	$774,815	$766,949	$5,367,313	$9,635,700	$17,475,920
Proceeds from sales	(47,153,756)	(2,093,462)	(2,113,724)	(860,185)	(276,701)	(2,174,207)	(190,287)	(2,403,289)	(269,261)	(7,000,049)	(2,446,778)	(29,659,655)

	MML AllianceBernstein Small/Mid Cap Value Sub-Account	MML American Century Mid Cap Value Sub-Account	MML American Century Mid Cap Value Sub-Account	MML American Funds® Core Allocation Sub-Account	MML American Funds® Growth Sub-Account	MML American Funds® International Sub-Account	MML Babson Blend Sub-Account	MML Babson Blend Sub-Account	MML Babson Enhanced Index Core Equity Sub-Account	MML Babson Enhanced Index Core Equity Sub-Account	MML Babson High Yield Sub-Account	MML Babson Inflation-Protected and Income Sub-Account
	(Service Class)	(Initial Class)	(Service Class)				(Initial Class)	(Service Class)	(Initial Class)	(Service Class)		(Initial Class)
Cost of purchases	$2,200,867	$10,321,674	$4,530,499	$57,861,730	$17,024,584	$9,440,844	$4,738,725	$4,852,975	$440,314	$305,719	$5,138,455	$42,216,163
Proceeds from sales	(1,240,374)	(32,876,653)	(1,197,876)	(20,554,925)	(3,698,219)	(2,858,795)	(8,885,687)	(2,097,415)	(1,570,627)	(57,972)	(627,967)	(71,243,460)

	MML Babson Inflation-Protected and Income Sub-Account	MML Babson Managed Bond Sub-Account	MML Babson Managed Bond Sub-Account	MML Babson Short-Duration Bond Sub-Account	MML Balanced Allocation Sub-Account	MML Balanced Allocation Sub-Account	MML Baring China Sub-Account	MML Baring Strategic Emerging Markets Sub-Account	MML Capital Guardian Asset Allocation Sub-Account	MML Capital Guardian Asset Allocation Sub-Account	MML Conservative Allocation Sub-Account	MML Conservative Allocation Sub-Account
	(Service Class)	(Initial Class)	(Service Class)		(Initial Class)	(Service Class)			(Initial Class)	(Service Class)	(Initial Class)	(Service Class)
Cost of purchases	$19,159,628	$36,860,426	$44,019,767	$9,547,059	$15,301,607	$57,268,752	$1,394,214	$3,113,489	$3,442,608	$1,742,484	$34,894,351	$89,103,361
Proceeds from sales	(4,966,345)	(54,345,866)	(6,884,294)	(3,681,942)	(17,842,007)	(20,476,630)	(755,862)	(1,490,083)	(18,316,880)	(821,905)	(20,299,914)	(42,614,677)

	MML Davis Large Cap Value Sub-Account	MML Davis Large Cap Value Sub-Account	MML Emerging Growth Sub-Account	MML Emerging Growth Sub-Account	MML Equity Index Sub-Account	MML Equity Index Sub-Account	MML Growth & Income Sub-Account	MML Growth & Income Sub-Account	MML Growth Allocation Sub-Account	MML Growth Allocation Sub-Account	MML Income & Growth Sub-Account	MML Income & Growth Sub-Account
	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)	(Class I)	(Service Class I)	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)
Cost of purchases	$9,518,942	$4,699,695	$573,394	$586,883	$2,780,825	$3,558,364	$1,997,362	$843,052	$26,636,758	$58,844,666	$1,979,809	$5,033,313
Proceeds from sales	(23,287,806)	(2,086,335)	(1,746,610)	(370,197)	(6,484,556)	(611,321)	(19,864,925)	(3,952,780)	(39,989,256)	(50,983,826)	(6,393,716)	(579,300)

	MML Legg Mason Concentrated Growth Sub-Account	MML Legg Mason Concentrated Growth Sub-Account	MML Legg Mason Concentrated Growth Sub-Account	MML MFS Global Sub-Account	MML MFS Global Sub-Account	MML MFS Global Sub-Account	MML Moderate Allocation Sub-Account	MML Moderate Allocation Sub-Account	MML Money Market Sub-Account	MML NASDAQ-100® Sub-Account	MML NASDAQ-100® Sub-Account	MML Oppenheimer/ Loomis Sayles Equity Sub-Account
	(Class I)	(Service Class I)	(Class II)	(Class I)	(Service Class I)	(Class II)	(Initial Class)	(Service Class)		(Initial Class)	(Service Class)	(Initial Class)
Cost of purchases	$556,872	$339,893	$285,807	$371,096	$1,237,745	$121,384	$26,555,346	$199,010,806	$33,849,144	$938,725	$1,446,653	$2,085,480
Proceeds from sales	(2,555,840)	(216,690)	(921,864)	(1,219,319)	(237,925)	(848,608)	(44,028,585)	(30,139,131)	(27,596,860)	(671,047)	(594,959)	(3,686,518)

Notes To Financial Statements (Continued)

6.	PURCHASES AND SALES OF INVESTMENTS (Continued)

	MML Oppenheimer/ Loomis Sayles Equity Sub-Account	MML Rainier Large Cap Growth Sub-Account	MML Rainier Large Cap Growth Sub-Account	MML Small Cap Index Sub-Account	MML Small Cap Index Sub-Account	MML Small/Mid Cap Equity Sub-Account	MML Small/Mid Cap Equity Sub-Account	MML T. Rowe Price Blue Chip Growth Sub-Account	MML T. Rowe Price Blue Chip Growth Sub-Account	MML T. Rowe Price Equity Income Sub-Account	MML T. Rowe Price Equity Income Sub-Account	MML T. Rowe Price Mid Cap Growth Sub-Account
	(Service Class)	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)	(Initial Class)

Cost of purchases	$8,816,283	$861,961	$917,663	$1,420,501	$1,362,487	$5,628,355	$1,333,641	$2,148,460	$3,332,315	$11,894,955	$8,676,765	$3,212,557
Proceeds from sales	(1,222,328)	(4,069,534)	(460,234)	(5,937,862)	(898,732)	(6,046,506)	(395,866)	(8,357,714)	(1,865,407)	(34,455,896)	(2,526,758)	(17,050,642)

	MML T. Rowe Price Mid Cap Growth Sub-Account	MML T. Rowe Price Small Company Value Sub-Account	MML Templeton Foreign Sub-Account	MML Templeton Foreign Sub-Account	MML W&R/Wellington Small Cap Growth Equity Sub-Account	MML W&R/Wellington Small Cap Growth Equity Sub-Account	Oppenheimer Balanced Sub-Account	Oppenheimer Balanced Sub-Account	Oppenheimer Capital Appreciation Sub-Account	Oppenheimer Capital Appreciation Sub-Account	Oppenheimer Core Bond Sub-Account	Oppenheimer Global Securities Sub-Account
	(Service Class)		(Initial Class)	(Service Class)	(Initial Class)	(Service Class)	(Service)	(Non-Service)	(Service)	(Non-Service)		(Service)
Cost of purchases	$7,261,368	$2,024,280	$22,719,356	$1,377,871	$18,917,429	$1,826,440	$312,108	$520,047	$1,004,795	$6,010,898	$353,850	$7,480,361
Proceeds from sales	(2,154,082)	(629,086)	(27,556,224)	(838,453)	(27,100,387)	(860,365)	(343,640)	(4,399,313)	(758,084)	(39,347,929)	(919,780)	(1,503,466)

	Oppenheimer Global Securities Sub-Account	Oppenheimer Global Strategic Income Sub-Account	Oppenheimer Global Strategic Income Sub-Account	Oppenheimer High Income Sub-Account	Oppenheimer High Income Sub-Account	Oppenheimer International Growth Sub-Account	Oppenheimer International Growth Sub-Account	Oppenheimer Main Street Sub-Account	Oppenheimer Main Street Sub-Account	Oppenheimer Money Sub-Account	Oppenheimer Small- & Mid-Cap Growth Sub-Account	Oppenheimer Small- & Mid-Cap Growth Sub-Account
	(Non-Service)	(Service)	(Non-Service)	(Service)	(Non-Service)	(Service)	(Non-Service)	(Service)	(Non-Service)		(Service)	(Non-Service)
Cost of purchases	$13,691,971	$12,708,291	$37,313,790	$14,059	$1,364,547	$2,864,753	$2,706,280	$713,994	$1,155,261	$10,247,099	$1,662,345	$6,633,985
Proceeds from sales	(40,237,917)	(4,596,965)	(60,885,903)	(13,103)	(2,797,758)	(666,732)	(10,177,822)	(163,045)	(8,143,414)	(15,411,006)	(643,347)	(39,606,873)

	Panorama Growth Sub-Account	Panorama Total Return Sub-Account	PIMCO CommodityRealReturn® Strategy Sub-Account
Cost of purchases	$43,447	$79,655	$9,550,482
Proceeds from sales	(106,568)	(174,941)	(5,581,742)

Notes To Financial Statements (Continued)

7.	NET INCREASE (DECREASE) IN OUTSTANDING UNITS

The changes in outstanding units for the two years ended December 31, 2011 were as follows:

2011	Fidelity® VIP Contrafund® Sub-Account	Fidelity® VIP Contrafund® Sub-Account	ING Clarion Global Real Estate Sub-Account	Invesco V.I . Dividend Growth Sub-Account	Invesco V.I . Dividend Growth Sub-Account	Invesco V.I . Global Health Care Sub-Account	Invesco V.I . Global Health Care Sub-Account	Invesco V.I . Technology Sub-Account	Invesco V.I . Technology Sub-Account	MML Aggressive Allocation Sub-Account	MML Aggressive Allocation Sub-Account	MML AllianceBernstein Small/Mid Cap Value Sub-Account

	(Initial Class)	(Service Class 2)		(Series I)	(Series II)	(Series I)	(Series II)	(Series I)	(Series II)	(Initial Class)	(Service Class)	(Initial Class)
Units purchased	272,285	578,596	108,343	22,232	92,420	17,863	38,000	22,878	41,700	78,519	653,038	116,559
Units withdrawn	(1,888,195)	(78,800)	(89,005)	(67,155)	(8,670)	(94,952)	(5,776)	(110,000)	(3,291)	(225,131)	(63,006)	(992,140)
Units transferred between Sub- Accounts and to/from the Fixed Account	(196,101)	139,092	27,674	(33,130)	(11,929)	(16,286)	12,873	(76,136)	2,481	(15,063)	107,260	833,908

Net increase (decrease)	(1,812,011)	638,888	47,012	(78,053)	71,821	(93,375)	45,097	(163,258)	40,890	(161,675)	697,292	(41,673)

2011 (Continued)	MML AllianceBernstein Small/Mid Cap Value Sub-Account	MML American Century Mid Cap Value Sub-Account	MML American Century Mid Cap Value Sub-Account	MML American Funds® Core Allocation Sub-Account	MML American Funds® Growth Sub-Account	MML American Funds® International Sub-Account	MML Babson Blend Sub-Account	MML Babson Blend Sub-Account	MML Babson Enhanced Index Core Equity Sub-Account	MML Babson Enhanced Index Core Equity Sub-Account	MML Babson High Yield Sub-Account	MML Babson Inflation-Protected and Income Sub-Account
	(Service Class)	(Initial Class)	(Service Class)				(Initial Class)	(Service Class)	(Initial Class)	(Service Class)		(Initial Class)
Units purchased	87,449	132,851	253,858	5,637,801	1,296,152	510,221	44,991	232,198	12,287	11,908	193,759	213,140
Units withdrawn	(24,749)	(1,380,344)	(26,596)	(1,242,849)	(147,602)	(123,576)	(458,067)	(23,188)	(79,352)	(719)	(28,112)	(2,266,118)
Units transferred between Sub- Accounts and to/from the Fixed Account	44,440	(75,349)	22,416	(944,825)	178,240	166,596	82,621	(696)	(30,209)	11,584	226,182	(2,136,998)

Net increase (decrease)	107,140	(1,322,842)	249,678	3,450,127	1,326,790	553,241	(330,455)	208,314	(97,274)	22,773	391,829	(4,189,976)

2011 (Continued)	MML Babson Inflation-Protected and Income Sub-Account	MML Babson Managed Bond Sub-Account	MML Babson Managed Bond Sub-Account	MML Babson Short-Duration Bond Sub-Account	MML Balanced Allocation Sub-Account	MML Balanced Allocation Sub-Account	MML Baring China Sub-Account	MML Baring Strategic Emerging Markets Sub-Account	MML Capital Guardian Asset Allocation Sub-Account	MML Capital Guardian Asset Allocation Sub-Account	MML Conservative Allocation Sub-Account	MML Conservative Allocation Sub-Account
	(Service Class)	(Initial Class)	(Service Class)		(Initial Class)	(Service Class)			(Initial Class)	(Service Class)	(Initial Class)	(Service Class)
Units purchased	924,571	182,116	2,690,399	348,709	135,665	4,026,427	38,614	98,088	121,597	125,163	62,149	3,213,978
Units withdrawn	(109,769)	(2,111,272)	(188,927)	(173,061)	(871,328)	(1,188,133)	(19,553)	(23,345)	(936,048)	(33,104)	(847,584)	(1,738,743)
Units transferred between Sub- Accounts and to/from the Fixed Account	104,415	(701,458)	(90,175)	387,402	172,550	34,391	22,459	19,254	(386,600)	(6,756)	1,524,080	1,569,624

Net increase (decrease)	919,217	(2,630,614)	2,411,297	563,050	(563,113)	2,872,685	41,520	93,997	(1,201,051)	85,303	738,645	3,044,859

2011 (Continued)	MML Davis Large Cap Value Sub-Account	MML Davis Large Cap Value Sub-Account	MML Emerging Growth Sub-Account	MML Emerging Growth Sub-Account	MML Equity Index Sub-Account	MML Equity Index Sub-Account	MML Growth & Income Sub-Account	MML Growth & Income Sub-Account	MML Growth Allocation Sub-Account	MML Growth Allocation Sub-Account	MML Income & Growth Sub-Account	MML Income & Growth Sub-Account
	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)	(Class I)	(Service Class I)	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)
Units purchased	129,941	354,435	22,341	33,586	78,970	251,952	93,064	50,220	496,425	3,544,206	36,738	191,474
Units withdrawn	(1,205,832)	(47,379)	(96,051)	(7,059)	(396,443)	(12,012)	(1,104,694)	(20,320)	(2,471,339)	(2,734,829)	(339,449)	(19,844)
Units transferred between Sub- Accounts and to/from the Fixed Account	149,852	(43,853)	(20,997)	(88)	(30,499)	12,105	(422,922)	(306,268)	453,632	(367,292)	(107,161)	220,969

Net increase (decrease)	(926,039)	263,203	(94,707)	26,439	(347,972)	252,045	(1,434,552)	(276,368)	(1,521,282)	442,085	(409,872)	392,599

Notes To Financial Statements (Continued)

7.	NET INCREASE (DECREASE) IN OUTSTANDING UNITS (Continued)

2011 (Continued)	MML Legg Mason Concentrated Growth Sub-Account	MML Legg Mason Concentrated Growth Sub-Account	MML Legg Mason Concentrated Growth Sub-Account	MML MFS Global Sub-Account	MML MFS Global Sub-Account	MML MFS Global Sub-Account	MML Moderate Allocation Sub-Account	MML Moderate Allocation Sub-Account	MML Money Market Sub-Account	MML NASDAQ-100® Sub-Account	MML NASDAQ-100® Sub-Account	MML Oppenheimer/ Loomis Sayles Equity Sub-Account

	(Class I)	(Service Class I)	(Class II)	(Class I)	(Service Class I)	(Class II)	(Initial Class)	(Service Class)		(Initial Class)	(Service Class)	(Initial Class)
Units purchased	10,240	30,257	9,048	8,403	105,340	8,632	288,718	18,835,556	580,991	17,752	47,498	55,356
Units withdrawn	(145,897)	(9,597)	(43,903)	(83,398)	(6,769)	(64,309)	(2,192,433)	(3,183,780)	(1,821,403)	(36,787)	(1,748)	(176,214)
Units transferred between Sub-Accounts and to/from the Fixed Account	(54,603)	(3,849)	(40,218)	(7,205)	7,765	(31,393)	(47,610)	(154,549)	1,854,512	73,876	14,649	(531)

Net increase (decrease)	(190,260)	16,811	(75,073)	(82,200)	106,336	(87,070)	(1,951,325)	15,497,227	614,100	54,841	60,399	(121,389)

2011 (Continued)	MML Oppenheimer/ Loomis Sayles Equity Sub-Account	MML Rainier Large Cap Growth Sub-Account	MML Rainier Large Cap Growth Sub-Account	MML Small Cap Index Sub-Account	MML Small Cap Index Sub-Account	MML Small/Mid Cap Equity Sub-Account	MML Small/Mid Cap Equity Sub-Account	MML T. Rowe Price Blue Chip Growth Sub-Account	MML T. Rowe Price Blue Chip Growth Sub-Account	MML T. Rowe Price Equity Income Sub-Account	MML T. Rowe Price Equity Income Sub-Account	MML T. Rowe Price Mid Cap Growth Sub-Account

	(Service Class)	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)	(Initial Class)
Units purchased	636,470	19,818	34,712	22,492	63,853	40,168	57,370	31,830	146,798	176,290	504,580	87,861
Units withdrawn	(54,785)	(257,205)	(2,480)	(199,303)	(9,319)	(287,494)	(7,724)	(387,450)	(17,587)	(1,749,502)	(68,691)	(550,602)
Units transferred between Sub-Accounts and to/from the Fixed Account	119,647	(29,875)	9,393	(99,858)	1,194	(82,398)	2,215	(58,657)	25,989	23,440	123,715	(135,695)

Net increase (decrease)	701,332	(267,262)	41,625	(276,669)	55,728	(329,724)	51,861	(414,277)	155,200	(1,549,772)	559,604	(598,436)

2011 (Continued)	MML T. Rowe Price Mid Cap Growth Sub-Account	MML T. Rowe Price Small Company Value Sub-Account	MML Templeton Foreign Sub-Account	MML Templeton Foreign Sub-Account	MML W&R/Wellington Small Cap Growth Equity Sub-Account	MML W&R/Wellington Small Cap Growth Equity Sub-Account	Oppenheimer Balanced Sub-Account	Oppenheimer Balanced Sub-Account	Oppenheimer Capital Appreciation Sub-Account	Oppenheimer Capital Appreciation Sub-Account	Oppenheimer Core Bond Sub-Account	Oppenheimer Global Securities Sub-Account

	(Service Class)		(Initial Class)	(Service Class)	(Initial Class)	(Service Class)	(Service)	(Non-Service)	(Service)	(Non-Service)		(Service)
Units purchased	527,468	71,450	145,165	74,935	82,709	54,433	-	57	73,554	201,684	1	399,829
Units withdrawn	(51,239)	(8,030)	(1,331,564)	(12,427)	(723,850)	(16,714)	(3,678)	(257,562)	(21,783)	(2,085,812)	(54,709)	(37,970)
Units transferred between Sub-Accounts and to/from the Fixed Account	33,797	29,319	421,755	(23,854)	301,097	31,385	-	(134,534)	(19,116)	(495,770)	(13,222)	63,948

Net increase (decrease)	510,026	92,739	(764,644)	38,654	(340,044)	69,104	(3,678)	(392,039)	32,655	(2,379,898)	(67,930)	425,807

2011 (Continued)	Oppenheimer Global Securities Sub-Account	Oppenheimer Global Strategic Income Sub-Account	Oppenheimer Global Strategic Income Sub-Account	Oppenheimer High Income Sub-Account	Oppenheimer High Income Sub-Account	Oppenheimer International Growth Sub-Account	Oppenheimer International Growth Sub-Account	Oppenheimer Main Street Sub-Account	Oppenheimer Main Street Sub-Account	Oppenheimer Money Sub-Account	Oppenheimer Small- & Mid-Cap Growth Sub-Account	Oppenheimer Small-& Mid-Cap Growth Sub-Account

	(Non-Service)	(Service)	(Non-Service)	(Service)	(Non-Service)	(Service)	(Non-Service)	(Service)	(Non-Service)	(Non-Service)	(Service)	(Non-Service)
Units purchased	213,174	555,048	224,800	-	50	123,749	58,959	44,830	51,640	34,261	88,610	146,546
Units withdrawn	(1,678,333)	(128,822)	(2,335,996)	(416)	(470,697)	(18,046)	(328,456)	(2,877)	(519,453)	(948,328)	(10,378)	(1,074,914)
Units transferred between Sub-Accounts and to/from the Fixed Account	(36,506)	(13,995)	(923,248)	-	(179,358)	31,785	(139,580)	10,044	(110,952)	458,342	17,842	(773,460)

Net increase (decrease)	(1,501,665)	412,231	(3,034,444)	(416)	(650,005)	137,488	(409,077)	51,997	(578,765)	(455,725)	96,074	(1,701,828)

Notes To Financial Statements (Continued)

7.	NET INCREASE (DECREASE) IN OUTSTANDING UNITS (Continued)

2011 (Continued)	Panorama Growth Sub-Account	Panorama Total Return Sub-Account	PIMCO CommodityRealReturn® Strategy Sub-Account

	(Non-Service)	(Non-Service)	(Advisor Class)
Units purchased	928	2,013	299,487
Units withdrawn	(3,942)	(11,476)	(205,366)
Units transferred between Sub-Accounts and to/from the Fixed Account	(2,220)	1,536	13,278

Net increase (decrease)	(5,234)	(7,927)	107,399

Notes To Financial Statements (Continued)

7.	NET INCREASE (DECREASE) IN OUTSTANDING UNITS (Continued)

2010	Fidelity® VIP Contrafund ® Sub-Account	Fidelity® VIP Contrafund ® Sub-Account	ING Clarion Global Real Estate Sub-Account	Invesco V.I. Financial Services Sub-Account	Invesco V.I. Financial Services Sub-Account	Invesco V.I. Global Health Care Sub-Account	Invesco V.I. Global Health Care Sub-Account	Invesco V.I. Technology Sub-Account	Invesco V.I. Technology Sub-Account	MML Aggressive Allocation Sub-Account	MML Aggressive Allocation Sub-Account
	(Initial Class)	(Service Class 2)		(Series I)	(Series II)	(Series I)	(Series II)	(Series I)	(Series II)	(Initial Class)	(Service Class)

Units purchased	397,572	618,760	138,694	13,122	82,009	27,880	30,457	27,329	38,901	45,072	581,570
Units withdrawn	(1,829,145)	(54,411)	(71,654)	(75,395)	(8,902)	(103,226)	(4,255)	(92,705)	(1,112)	(88,481)	(85,769)
Units transferred between Sub-Accounts and to/from the Fixed Account	(896,543)	(35,436)	113,157	(91,889)	17,801	(17,916)	12,062	(9,002)	17,566	136,412	37,525

Net increase (decrease)	(2,328,116)	528,913	180,197	(154,162)	90,908	(93,262)	38,264	(74,378)	55,355	93,003	533,326

2010 (Continued)	MML AllianceBernstein Small/Mid Cap Value Sub-Account	MML AllianceBernstein Small/Mid Cap Value Sub-Account	MML American Century Mid Cap Value Sub-Account	MML American Century Mid Cap Value Sub-Account	MML American Funds® Core Allocation Sub-Account	MML American Funds® Growth Sub-Account	MML American Funds® International Sub-Account	MM Babson Blend Sub-Account	MM Babson Blend Sub-Account	MML Babson Enhanced Index Core Equity Sub-Account	MML Babson Enhanced Index Core Equity Sub-Account
	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)				(Initial Class)	(Service Class)	(Initial Class)	(Service Class)

Units purchased	144,177	130,477	191,009	225,538	7,755,803	1,195,762	661,048	123,150	299,343	11,812	11,615
Units withdrawn	(963,761)	(20,373)	(1,330,772)	(21,457)	(981,973)	(121,727)	(93,009)	(514,542)	(27,605)	(84,593)	(1,372)
Units transferred between Sub-Accounts and to/from the Fixed Account	(1,471,630)	15,606	(906,879)	(35,122)	495,670	(1,683)	220,011	91,438	(10,876)	(42,392)	581

Net increase (decrease)	(2,291,214)	125,710	(2,046,642)	168,959	7,269,500	1,072,352	788,050	(299,954)	260,862	(115,173)	10,824

2010 (Continued)	MML Babson High Yield Sub-Account	MML Babson Inflation-Protected and Income Sub-Account	MML Babson Inflation-Protected and Income Sub-Account	MML Babson Managed Bond Sub-Account	MML Babson Managed Bond Sub-Account	MML Babson Short-Duration Bond Sub-Account	MML Balanced Allocation Sub-Account	MML Balanced Allocation Sub-Account	MML Baring China Sub-Account	MML Baring Strategic Emerging Markets Sub-Account	MML Capital Guardian Asset Allocation Sub-Account
		(Initial Class)	(Service Class)	(Initial Class)	(Service Class)		(Initial Class)	(Service Class)			(Initial Class)

Units purchased	80,109	258,143	759,359	226,611	2,151,203	194,337	270,598	5,181,557	83,527	130,755	109,689
Units withdrawn	(2,651)	(1,942,312)	(86,378)	(1,797,620)	(145,087)	(41,262)	(922,422)	(939,951)	(13,905)	(11,566)	(777,574)
Units transferred between Sub-Accounts and to/from the Fixed Account	67,130	1,465,879	137,674	1,109,650	240,250	347,264	(151,556)	(437,538)	2,292	110,053	(326,990)

Net increase (decrease)	144,588	(218,290)	810,655	(461,359)	2,246,366	500,339	(803,380)	3,804,068	71,914	229,242	(994,875)

Notes To Financial Statements (Continued)

7.	NET INCREASE (DECREASE) IN OUTSTANDING UNITS (Continued)

2010 (Continued)	MML Capital Guardian Asset Allocation Sub-Account	MML Conservative Allocation Sub-Account	MML Conservative Allocation Sub-Account	MML Davis Large Cap Value Sub-Account	MML Davis Large Cap Value Sub-Account	MML Emerging Growth Sub-Account	MML Emerging Growth Sub-Account	MML Equity Index Sub-Account	MML Equity Index Sub-Account	MML Growth & Income Sub-Account	MML Growth & Income Sub-Account
	(Service Class)	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)	(Class I)	(Service Class I)	(Initial Class)	(Service Class)

Units purchased	164,528	182,001	3,963,690	193,883	403,327	21,780	35,754	395,078	180,948	100,884	137,135
Units withdrawn	(24,526)	(815,187)	(878,024)	(1,151,459)	(45,322)	(61,662)	(2,128)	(359,203)	(13,444)	(897,884)	(16,628)
Units transferred between Sub-Accounts and to/from the Fixed Account	28,573	1,187,987	505,463	(102,490)	33,793	51,891	4,256	(45,716)	(270)	(333,743)	(19,241)

Net increase (decrease)	168,575	554,801	3,591,129	(1,060,066)	391,798	12,009	37,882	(9,841)	167,234	(1,130,743)	101,266

2010 (Continued)	MML Growth Allocation Sub-Account	MML Growth Allocation Sub-Account	MML Income & Growth Sub-Account	MML Income & Growth Sub-Account	MML Legg Mason Concentrated Growth Sub-Account	MML Legg Mason Concentrated Growth Sub-Account	MML Legg Mason Concentrated Growth Sub-Account	MML MFS Global Sub-Account	MML MFS Global Sub-Account	MML MFS Global Sub-Account	MML Moderate Allocation Sub-Account

	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)	(Class I)	(Service Class I)	(Class II)	(Class I)	(Service Class I)	(Class II)	(Initial Class)
Units purchased	1,690,115	14,373,188	49,404	105,501	21,902	40,766	10,767	14,380	77,187	5,776	940,188
Units withdrawn	(2,353,953)	(2,283,774)	(399,167)	(7,138)	(150,638)	(4,694)	(57,751)	(62,532)	(5,666)	(58,830)	(2,036,415)
Units transferred between Sub-Accounts and to/from the Fixed Account	806,001	(198,639)	(67,283)	27,095	(126,580)	9,523	(39,887)	(22,606)	7,503	(10,159)	1,504,751

Net increase (decrease)	142,163	11,890,775	(417,046)	125,458	(255,316)	45,595	(86,871)	(70,758)	79,024	(63,213)	408,524

2010 (Continued)	MML Moderate Allocation Sub-Account	MML Money Market Sub-Account	MML NASQAQ-100® Sub-Account	MML NASQAQ-100® Sub-Account	MML Oppenheimer/ Loomis Sayles Equity Sub-Account	MML Oppenheimer/ Loomis Sayles Equity Sub-Account	MML Rainier Large Cap Growth Sub-Account	MML Rainier Large Cap Growth Sub-Account	MML Small Cap Index Sub-Account	MML Small Cap Index Sub-Account	MML Oppenheimer Small Cap Equity Sub-Account
	(Service Class)		(Initial Class)	(Service Class)	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)	(Initial Class)

Units purchased	18,115,176	345,450	38,676	39,628	104,415	448,296	20,247	10,069	41,334	85,516	47,813
Units withdrawn	(2,146,369)	(1,023,347)	(40,743)	(3,713)	(207,276)	(27,491)	(213,559)	(2,154)	(189,370)	(9,543)	(254,572)
Units transferred between Sub-Accounts and to/from the Fixed Account	408,322	474,626	34,291	(1,253)	(95,909)	(13,830)	(101,873)	3,722	(92,324)	(27,760)	(157,205)

Net increase (decrease)	16,377,129	(203,271)	32,224	34,662	(198,770)	406,975	(295,185)	11,637	(240,360)	48,213	(363,964)

Notes To Financial Statements (Continued)

7.	NET INCREASE (DECREASE) IN OUTSTANDING UNITS (Continued)

2010 (Continued)	MML Oppenheimer Small Cap Equity Sub-Account	MML T. Rowe Price Blue Chip Growth Sub-Account	MML T. Rowe Price Blue Chip Growth Sub-Account	MML T. Rowe Price Equity Income Sub-Account	MML T. Rowe Price Equity Income Sub-Account	MML T. Rowe Price Mid Cap Growth Sub-Account	MML T. Rowe Price Mid Cap Growth Sub-Account	MML T. Rowe Price Small Company Value Sub-Account	MML Templeton Foreign Sub-Account	MML Templeton Foreign Sub-Account	MML W&R/Wellington Small Cap Growth Equity Sub-Account
	(Service Class)	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)		(Initial Class)	(Service Class)	(Initial Class)

Units purchased	44,109	90,882	131,586	296,834	584,297	125,502	493,826	73,428	197,457	83,088	98,457
Units withdrawn	(5,675)	(371,979)	(14,470)	(1,659,916)	(61,328)	(572,986)	(41,246)	(5,427)	(1,242,491)	(13,740)	(728,312)
Units transferred between Sub-Accounts and to/from the Fixed Account	(9,030)	(72,451)	(3,516)	(338,335)	(25,552)	(230,558)	(48,981)	36,469	934,592	41,032	(822,525)

Net increase (decrease)	29,404	(353,548)	113,600	(1,701,417)	497,417	(678,042)	403,599	104,470	(110,442)	110,380	(1,452,380)

2010 (Continued)	MML W&R/Wellington Small Cap Growth Equity Sub-Account	Oppenheimer Balanced Sub-Account	Oppenheimer Balanced Sub-Account	Oppenheimer Capital Appreciation Sub-Account	Oppenheimer Capital Appreciation Sub-Account	Oppenheimer Core Bond Sub-Account	Oppenheimer Global Securities Sub-Account	Oppenheimer Global Securities Sub-Account	Oppenheimer Global Strategic Income Sub-Account	Oppenheimer Global Strategic Income Sub-Account	Oppenheimer High Income Sub-Account
	(Service Class)	(Service)	(Non-Service)	(Service)	(Non-Service)		(Service)	(Non-Service)	(Service)	(Non-Service)	(Service)

Units purchased	77,505	-	82	104,383	246,788	1	308,370	296,744	917,817	315,907	-
Units withdrawn	(5,537)	(302)	(302,819)	(15,395)	(1,975,217)	(48,480)	(26,271)	(1,559,717)	(103,237)	(2,299,222)	(410)
Units transferred between Sub-Accounts and to/from the Fixed Account	11,902	(26,485)	(266,222)	13,104	81,901	(37,510)	9,012	(566,812)	33,039	(167,781)	(111,918)

Net increase (decrease)	83,870	(26,787)	(568,959)	102,092	(1,646,528)	(85,989)	291,111	(1,829,785)	847,619	(2,151,096)	(112,328)

2010 (Continued)	Oppenheimer High Income Sub-Account	Oppenheimer International Growth Sub-Account	Oppenheimer International Growth Sub-Account	Oppenheimer Main Street Sub-Account	Oppenheimer Main Street Sub-Account	Oppenheimer Money Sub-Account	Oppenheimer Small- & Mid-Cap Growth Sub-Account	Oppenheimer Small- & Mid-Cap Growth Sub-Account	Panorama Growth Sub-Account	Panorama Total Return Sub-Account
	(Non-Service)	(Service)	(Non-Service)	(Service)	(Non-Service)		(Service)	(Non-Service)

Units purchased	47	180,698	81,223	29,028	43,904	52,902	72,779	193,235	2,136	2,466
Units withdrawn	(515,353)	(15,467)	(278,489)	(3,316)	(398,937)	(928,830)	(3,943)	(1,230,026)	(7,360)	(13,566)
Units transferred between Sub-Accounts and to/from the Fixed Account	(678,715)	6,368	(157,724)	5,380	(115,527)	(642,098)	3,042	(1,719,102)	2,224	4,371

Net increase (decrease)	(1,194,021)	171,599	(354,990)	31,092	(470,560)	(1,518,026)	71,878	(2,755,893)	(3,000)	(6,729)

Notes To Financial Statements (Continued)

7.	NET INCREASE (DECREASE) IN OUTSTANDING UNITS (Continued)

2010 (Continued)	PIMCO CommodityRealReturn® Strategy Sub-Account

Units purchased	183,121
Units withdrawn	(153,642)
Units transferred between Sub-Accounts and to/from the Fixed Account	133,947

Net increase (decrease)	163,426

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS

A.	A summary of units outstanding, unit values, net assets, investment income ratios, expense ratios (excluding expenses of the underlying funds) and total return ratios for each of the five years in the period ended December 31, 2011 follows:

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)
Fidelity® VIP Contrafund® Sub-Account (Initial Class)
2011	19,495,926	$12.28 to $16.29	$288,716,116	0.99%	0.95% to 2.60%	(5.02)% to (3.45)%
2010	21,307,937	12.93 to 16.87	328,970,155	1.23	0.95 to 2.60	14.21 to 16.11
2009	23,636,053	11.32 to 14.53	315,765,069	1.39	0.95 to 2.60	32.23 to 34.43
2008	25,936,847	8.56 to 10.81	258,786,612	1.01	0.95 to 2.60	(43.99) to (43.06)
2007	24,982,196	15.29 to 18.98	444,382,464	1.04	0.95 to 2.60	14.56 to 16.47

Fidelity® VIP Contrafund® Sub-Account (Service Class 2)
2011	2,798,369	12.18 to 14.57	39,394,895	0.90	1.15 to 3.10	(5.75) to (3.89)
2010	2,159,481	12.93 to 15.16	31,796,260	1.17	1.15 to 3.10	5.11 to 15.59
2009	1,630,568	11.39 to 13.12	20,758,905	1.42	1.15 to 2.65	31.93 to 33.92
2008	745,572	8.63 to 9.79	7,060,203	2.36	1.15 to 2.65	(30.55) to (30.22)

ING Clarion Global Real Estate Sub-Account
2011	1,239,556	9.27 to 10.23	12,425,609	3.46	0.95 to 3.10	(8.19) to (6.20)
2010	1,192,544	10.09 to 10.91	12,812,999	8.90	0.95 to 3.10	6.05 to 14.90
2009	1,012,347	8.96 to 9.49	9,502,945	2.49	0.95 to 2.65	29.93 to 32.16
2008	863,923	6.90 to 7.18	6,154,981	1.81	0.95 to 2.65	(34.04) to (29.29)
2007	645,116	9.88 to 10.16	6,525,493	2.68	0.95 to 2.60	(18.50) to (17.13)

Invesco V.I. Dividend Growth Sub-Account (Series I)
2011	523,132	4.42 to 5.81	2,948,506	0.21	0.95 to 2.60	(4.60) to (3.02)
2010	601,185	4.63 to 5.99	3,518,127	0.10	0.95 to 2.60	7.49 to 9.27
2009	755,347	4.31 to 5.48	4,062,640	3.59	0.95 to 2.60	24.15 to 26.22
2008	617,018	3.47 to 4.34	2,632,845	3.05	0.95 to 2.60	(60.49) to (59.83)
2007	421,105	8.79 to 10.81	4,573,550	1.59	0.95 to 2.60	(24.23) to (22.96)

Invesco V.I. Dividend Growth Sub-Account (Series II)
2011	333,745	4.39 to 5.39	1,713,429	0.15	1.15 to 3.10	(5.21) to (3.35)
2010	261,924	4.63 to 5.58	1,403,750	-	1.15 to 3.10	(5.76) to 8.84
2009	171,016	4.34 to 5.12	850,223	3.82	1.15 to 2.65	23.96 to 25.84
2008	57,346	3.50 to 4.07	226,088	7.15	1.15 to 2.65	(47.74) to (47.50)

Invesco V.I. Global Health Care Sub-Account (Series I)
2011	724,495	10.47 to 13.38	9,293,422	-	0.95 to 2.60	1.29 to 2.97
2010	817,870	10.33 to 12.99	10,252,640	-	0.95 to 2.60	2.59 to 4.30
2009	911,132	10.07 to 12.45	10,997,090	0.35	0.95 to 2.60	24.40 to 26.47
2008	1,027,818	8.10 to 9.85	9,816,130	-	0.95 to 2.60	(30.45) to (29.30)
2007	1,215,264	11.64 to 13.93	16,492,387	-	0.95 to 2.60	8.97 to 10.79

Invesco V.I. Global Health Care Sub-Account (Series II)
2011	149,132	10.38 to 12.84	1,819,403	-	1.15 to 3.10	0.56 to 2.54
2010	104,035	10.33 to 12.52	1,257,438	-	1.15 to 3.10	0.35 to 3.80
2009	65,771	10.13 to 12.06	774,567	0.16	1.15 to 2.65	24.06 to 25.94
2008	32,318	8.16 to 9.58	297,723	-	1.15 to 2.65	(24.59) to (24.24)

Invesco V.I. Technology Sub-Account (Series I)
2011	730,777	10.01 to 11.42	6,441,250	0.18	0.95 to 2.60	(7.49) to (5.95)
2010	894,035	10.82 to 12.15	8,374,944	-	0.95 to 2.60	18.19 to 20.16
2009	968,413	9.15 to 10.11	7,735,094	-	0.95 to 2.60	53.36 to 55.91
2008	849,743	5.97 to 6.48	4,138,682	-	0.95 to 2.60	(45.93) to (45.03)
2007	1,017,973	11.04 to 11.79	8,862,194	-	0.95 to 2.60	4.92 to 6.68

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)
Invesco V.I. Technology Sub-Account (Series II)
2011	128,086	$9.92 to $13.90	$1,545,311	0.09%	1.15% to 3.10%	(8.20)% to (6.40)%
2010	87,196	10.81 to 14.85	1,126,117	-	1.15 to 3.10	10.80 to 19.65
2009	31,841	9.20 to 12.41	366,692	-	1.15 to 2.65	53.03 to 55.35
2008	9,427	6.01 to 7.99	65,850	-	1.15 to 2.65	(33.46) to (33.14)

MML Aggressive Allocation Sub-Account (Initial Class)
2011	3,238,254	9.48 to 10.12	32,302,257	1.10	0.95 to 2.60	(4.37) to (2.78)
2010	3,399,929	9.91 to 10.41	35,010,960	1.10	0.95 to 2.60	13.07 to 14.95
2009	3,306,926	8.77 to 9.05	29,757,632	0.26	0.95 to 2.60	30.60 to 32.78
2008	3,319,438	6.71 to 6.82	22,566,626	-	0.95 to 2.60	(32.87) to (31.82)

MML Aggressive Allocation Sub-Account (Service Class)
2011	2,912,079	9.32 to 9.95	28,799,109	0.99	1.15 to 3.10	(5.01) to (3.15)
2010	2,214,787	9.81 to 10.28	22,663,520	1.03	1.15 to 3.10	4.75 to 14.51
2009	1,681,461	8.73 to 8.97	15,057,532	0.26	1.15 to 2.65	30.10 to 32.07
2008	572,174	6.71 to 6.79	3,883,366	-	1.15 to 2.65	(29.77) to (29.44)

MML AllianceBernstein Small/Mid Cap Value Sub-Account (Initial Class)
2011	12,882,132	10.48 to 16.71	158,261,829	0.58	0.95 to 2.60	(9.87) to (8.37)
2010	12,923,805	11.62 to 18.24	174,922,884	0.61	0.95 to 2.60	23.59 to 25.64
2009	15,215,019	9.40 to 14.52	164,244,016	1.29	0.95 to 2.60	39.06 to 41.38
2008	17,446,395	6.76 to 10.27	133,616,330	-	0.95 to 2.60	(39.93) to (38.93)
2007	17,661,609	11.26 to 16.81	224,107,240	1.09	0.95 to 2.60	(20.42) to (19.09)

MML AllianceBernstein Small/Mid Cap Value Sub-Account (Service Class)
2011	601,564	10.39 to 11.96	7,068,316	0.43	1.15 to 3.10	(10.52) to (8.76)
2010	494,424	11.61 to 13.11	6,385,051	0.49	1.15 to 3.10	2.02 to 25.00
2009	368,714	9.46 to 10.49	3,808,976	1.38	1.15 to 2.65	38.60 to 40.69
2008	200,475	6.82 to 7.46	1,469,806	-	1.15 to 2.65	(35.17) to (34.87)

MML American Century Mid Cap Value Sub-Account (Initial Class)
2011	14,229,126	12.45 to 16.40	208,457,298	2.00	0.95 to 2.60	(3.19) to (1.58)
2010	15,551,968	12.86 to 16.66	232,901,835	1.48	0.95 to 2.60	17.02 to 18.96
2009	17,598,610	10.99 to 14.01	222,278,951	2.19	0.95 to 2.60	26.97 to 29.08
2008	19,222,109	8.66 to 10.85	189,080,000	-	0.95 to 2.60	(26.45) to (25.22)
2007	22,968,655	11.77 to 14.51	304,239,202	1.19	0.95 to 2.60	(4.84) to (3.25)

MML American Century Mid Cap Value Sub-Account (Service Class)
2011	928,233	12.36 to 14.27	12,971,856	1.98	1.15 to 3.10	(3.83) to (1.94)
2010	678,555	12.85 to 14.55	9,683,603	1.44	1.15 to 3.10	5.05 to 18.26
2009	509,596	11.06 to 12.31	6,163,269	2.37	1.15 to 2.65	26.79 to 28.71
2008	234,477	8.72 to 9.56	2,201,697	-	1.15 to 2.65	(25.00) to (24.64)

MML American Funds® Core Allocation Sub-Account
2011	34,592,331	9.74 to 10.31	354,087,519	1.50	1.15 to 3.10	(3.20) to (1.30)
2010	31,142,204	10.06 to 10.45	323,820,265	1.38	1.15 to 3.10	2.24 to 7.92
2009	23,872,704	9.49 to 9.68	230,459,578	1.13	1.15 to 2.65	21.26 to 23.10
2008	8,623,743	7.83 to 7.86	67,775,784	-	1.15 to 2.65	(21.73) to (21.36)

MML American Funds® Growth Sub-Account
2011	4,784,094	9.95 to 10.12	48,190,657	0.27	1.15 to 3.10	(7.64) to (5.82)
2010	3,457,304	10.34 to 10.74	37,052,099	0.20	1.15 to 3.10	7.11 to 16.81
2009	2,384,952	9.02 to 9.20	21,877,439	0.43	1.15 to 2.65	35.23 to 37.27
2008	894,237	6.67 to 6.70	5,985,439	-	1.15 to 2.65	(33.33) to (33.01)

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)
MML American Funds® International Sub-Account
2011	3,404,524	$8.66 to $9.17	$31,094,246	1.38%	1.15% to 3.10%	(16.97)% to (15.33)%
2010	2,851,283	10.43 to 10.83	30,810,775	0.84	1.15 to 3.10	5.60 to 6.38
2009	2,063,233	10.06 to 10.26	21,112,888	0.98	1.15 to 2.65	38.90 to 41.00
2008	867,576	7.24 to 7.27	6,304,084	-	1.15 to 2.65	(27.61) to (27.27)

MML Babson Blend Sub-Account (Initial Class)
2011	3,355,716	11.62 to 14.51	44,001,527	2.06	0.95 to 2.60	2.10 to 3.79
2010	3,686,171	11.38 to 13.98	46,990,156	2.12	0.95 to 2.60	9.62 to 11.44
2009	3,986,125	10.38 to 12.54	45,828,920	2.66	0.95 to 2.60	17.46 to 19.41
2008	4,181,157	8.84 to 10.50	40,282,036	3.04	0.95 to 2.60	(24.72) to (23.46)
2007	5,157,806	11.74 to 13.72	65,030,667	3.01	0.95 to 2.60	3.17 to 4.90

MML Babson Blend Sub-Account (Service Class)
2011	953,110	11.53 to 13.48	12,331,626	1.92	1.15 to 3.10	1.34 to 3.33
2010	744,796	11.38 to 13.05	9,397,639	1.97	1.15 to 3.10	3.08 to 10.94
2009	483,934	10.44 to 11.76	5,533,784	2.56	1.15 to 2.65	17.11 to 18.88
2008	164,516	8.91 to 9.89	1,593,522	2.31	1.15 to 2.65	(18.11) to (17.73)

MML Babson Enhanced Index Core Equity Sub-Account (Initial Class)
2011	690,481	10.05 to 12.41	8,223,620	1.34	0.95 to 2.60	(0.05) to 1.60
2010	787,755	10.06 to 12.21	9,234,846	1.49	0.95 to 2.60	11.27 to 13.12
2009	902,928	9.04 to 10.79	9,374,365	-	0.95 to 2.60	20.88 to 22.89
2008	1,038,617	7.48 to 8.78	8,779,691	1.85	0.95 to 2.60	(38.90) to (37.89)
2007	1,208,767	12.24 to 14.14	16,480,282	1.26	0.95 to 2.60	1.72 to 3.42

MML Babson Enhanced Index Core Equity Sub-Account (Service Class)
2011	60,791	9.96 to 12.01	696,553	1.33	1.15 to 3.10	(0.80) to 1.15
2010	38,018	10.04 to 11.88	431,941	1.51	1.15 to 3.10	2.91 to 12.62
2009	27,194	9.08 to 10.55	274,664	-	1.15 to 2.65	20.53 to 22.36
2008	12,002	7.53 to 8.62	100,012	2.70	1.15 to 2.65	(28.50) to (28.16)

MML Babson High Yield Sub-Account
2011	536,417	10.74 to 11.13	5,936,058	8.12	0.95 to 3.10	2.55 to 4.78
2010[5]	144,588	10.47 to 10.62	1,532,637	5.41	0.95 to 3.10	4.74 to 6.24

MML Babson Inflation-Protected and Income Sub-Account (Initial Class)
2011	18,961,515	11.89 to 14.53	252,810,664	4.91	0.95 to 2.60	10.59 to 12.42
2010	23,151,491	10.75 to 12.92	275,358,279	3.17	0.95 to 2.60	3.83 to 5.55
2009	23,369,781	10.36 to 12.24	264,262,456	2.12	0.95 to 2.60	8.32 to 10.12
2008	22,428,025	9.56 to 11.12	231,483,141	5.88	0.95 to 2.60	(6.81) to (5.26)
2007	28,086,368	10.26 to 11.73	306,631,484	4.41	0.95 to 2.60	4.74 to 6.49

MML Babson Inflation-Protected and Income Sub-Account (Service Class)
2011	3,620,696	11.78 to 13.21	47,025,550	4.75	1.15 to 3.10	9.71 to 11.86
2010	2,701,479	10.74 to 11.81	31,562,759	3.06	1.15 to 3.10	1.24 to 5.10
2009	1,890,824	10.41 to 11.24	21,063,878	2.36	1.15 to 2.65	7.97 to 9.60
2008	575,255	9.64 to 10.25	5,852,201	0.63	1.15 to 2.65	(8.88) to (8.46)

MML Babson Managed Bond Sub-Account (Initial Class)
2011	15,759,632	12.31 to 15.78	224,363,765	3.59	0.95 to 2.60	4.56 to 6.30
2010	18,390,246	11.77 to 14.85	247,254,674	3.75	0.95 to 2.60	4.22 to 5.95
2009	18,851,605	11.29 to 14.02	240,233,605	4.40	0.95 to 2.60	7.38 to 9.17
2008	18,054,059	10.52 to 12.84	212,038,822	4.71	0.95 to 2.60	(0.25) to 1.41
2007	22,737,302	10.54 to 12.66	264,437,684	5.33	0.95 to 2.60	4.34 to 6.09

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)
MML Babson Managed Bond Sub-Account (Service Class)
2011	7,040,175	$12.21 to $13.73	$94,975,383	3.62%	1.15% to 3.10%	3.79% to 5.82%
2010	4,628,878	11.76 to 12.97	59,230,319	3.70	1.15 to 3.10	1.30 to 5.48
2009	2,382,512	11.35 to 12.30	28,940,096	4.50	1.15 to 2.65	7.06 to 8.68
2008	691,938	10.61 to 11.32	7,765,791	2.65	1.15 to 2.65	(1.15) to (0.69)

MML Babson Short-Duration Bond Sub-Account
2011	1,063,389	10.09 to 10.46	11,044,515	1.56	0.95 to 3.10	0.18 to 2.35
2010[5]	500,339	10.07 to 10.22	5,100,754	1.57	0.95 to 3.10	0.75 to 2.19

MML Balanced Allocation Sub-Account (Initial Class)
2011	10,734,311	10.10 to 10.78	114,225,528	2.50	0.95 to 2.60	(0.88) to 0.77
2010	11,297,424	10.19 to 10.69	119,669,411	1.42	0.95 to 2.60	9.84 to 11.67
2009	12,100,804	9.27 to 9.58	115,103,685	0.64	0.95 to 2.60	20.33 to 22.34
2008	11,075,892	7.71 to 7.83	86,407,956	-	0.95 to 2.60	(22.93) to (21.72)

MML Balanced Allocation Sub-Account (Service Class)
2011	23,696,375	9.94 to 10.61	249,534,969	2.39	1.15 to 3.10	(1.55) to 0.38
2010	20,823,690	10.10 to 10.57	219,091,450	1.30	1.15 to 3.10	3.62 to 11.21
2009	17,019,622	9.25 to 9.51	161,261,065	0.69	1.15 to 2.65	19.88 to 21.69
2008	6,309,736	7.71 to 7.81	49,231,624	-	1.15 to 2.65	(20.43) to (20.06)

MML Baring China Sub-Account
2011	255,300	10.38 to 10.99	2,790,513	-	1.15 to 3.10	(21.59) to (20.04)
2010	213,780	13.24 to 13.75	2,927,191	0.60	1.15 to 3.10	3.23 to 5.19
2009	141,866	13.06 to 13.32	1,886,002	-	1.15 to 2.65	65.66 to 68.16
2008	27,269	7.88 to 7.92	215,870	0.30	1.15 to 2.65	(21.18) to (20.81)

MML Baring Strategic Emerging Markets Sub-Account
2011	597,749	10.24 to 10.84	6,454,925	0.02	1.15 to 3.10	(24.81) to (23.33)
2010	503,752	13.61 to 14.14	7,106,111	0.10	1.15 to 3.10	11.46 to 15.42
2009	274,510	12.01 to 12.25	3,357,975	0.39	1.15 to 2.65	74.50 to 77.13
2008	82,505	6.88 to 6.91	569,999	0.10	1.15 to 2.65	(31.18) to (30.85)

MML Capital Guardian Asset Allocation Sub-Account (Initial Class)
2011	6,289,066	9.91 to 13.63	79,771,977	2.01	0.95 to 2.60	(0.92) to 0.72
2010	7,490,117	10.01 to 13.53	94,937,959	2.47	0.95 to 2.60	9.72 to 11.55
2009	8,484,992	9.12 to 12.13	96,884,679	4.13	0.95 to 2.60	14.01 to 15.91
2008	9,350,547	8.00 to 10.47	92,442,257	0.08	0.95 to 2.60	(32.11) to (30.98)
2007	11,448,765	11.78 to 15.17	166,071,935	2.41	0.95 to 2.60	(1.47) to 0.18

MML Capital Guardian Asset Allocation Sub-Account (Service Class)
2011	804,129	9.84 to 11.52	8,930,237	1.88	1.15 to 3.10	(1.60) to 0.33
2010	718,826	10.00 to 11.48	7,996,491	2.49	1.15 to 3.10	5.05 to 11.09
2009	550,251	9.16 to 10.33	5,508,310	4.68	1.15 to 2.65	13.51 to 15.23
2008	193,981	8.07 to 8.97	1,680,869	-	1.15 to 2.65	(22.24) to (21.87)

MML Conservative Allocation Sub-Account (Initial Class)
2011	9,171,714	10.44 to 11.14	101,065,583	2.87	0.95 to 2.60	(0.06) to 1.60
2010	8,433,069	10.45 to 10.96	91,683,248	1.48	0.95 to 2.60	9.04 to 10.85
2009	7,878,268	9.58 to 9.89	77,495,136	0.62	0.95 to 2.60	18.04 to 20.00
2008	6,211,453	8.12 to 8.24	51,048,049	-	0.95 to 2.60	(18.84) to (17.57)

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)
MML Conservative Allocation Sub-Account (Service Class)
2011	21,317,023	$10.25 to $10.94	$231,276,991	2.72%	1.15% to 3.10%	(0.83)% to 1.12%
2010	18,272,164	10.34 to 10.82	196,488,210	1.37	1.15 to 3.10	3.30 to 10.32
2009	14,681,035	9.54 to 9.81	143,523,035	0.64	1.15 to 2.65	17.75 to 19.53
2008	4,682,785	8.10 to 8.21	38,374,763	-	1.15 to 2.65	(17.03) to (16.64)

MML Davis Large Cap Value Sub-Account (Initial Class)
2011	14,733,848	9.55 to 12.66	164,761,302	0.89	0.95 to 2.60	(6.36) to (4.80)
2010	15,659,887	10.20 to 13.30	184,751,316	0.82	0.95 to 2.60	9.47 to 11.29
2009	16,719,953	9.32 to 11.95	177,957,224	1.15	0.95 to 2.60	27.28 to 29.40
2008	17,664,795	7.32 to 9.23	145,787,716	-	0.95 to 2.60	(40.85) to (39.87)
2007	16,784,511	12.37 to 15.36	231,842,648	1.15	0.95 to 2.60	1.54 to 3.24

MML Davis Large Cap Value Sub-Account (Service Class)
2011	1,695,102	9.47 to 11.31	18,508,331	0.73	1.15 to 3.10	(7.06) to (5.23)
2010	1,431,899	10.19 to 11.93	16,519,401	0.70	1.15 to 3.10	3.14 to 10.79
2009	1,040,101	9.37 to 10.77	10,806,699	1.23	1.15 to 2.65	26.91 to 28.83
2008	591,454	7.38 to 8.36	4,753,818	-	1.15 to 2.65	(31.36) to (31.03)

MML Emerging Growth Sub-Account (Initial Class)
2011	644,221	8.39 to 10.45	6,125,625	-	0.95 to 2.60	(8.94) to (7.43)
2010	738,928	9.21 to 11.29	7,621,637	-	0.95 to 2.60	22.08 to 24.11
2009	726,919	7.54 to 9.10	6,029,234	-	0.95 to 2.60	9.27 to 11.09
2008	731,482	6.90 to 8.19	5,502,423	-	0.95 to 2.60	(43.42) to (42.48)
2007	762,869	12.20 to 14.23	9,856,385	-	0.95 to 2.60	14.78 to 16.70

MML Emerging Growth Sub-Account (Service Class)
2011	109,230	8.32 to 11.32	1,148,016	-	1.15 to 3.10	(9.62) to (7.84)
2010	82,791	9.20 to 12.28	952,676	-	1.15 to 3.10	8.77 to 23.55
2009	44,909	7.59 to 9.94	425,532	-	1.15 to 2.65	8.95 to 10.60
2008	14,572	6.96 to 8.99	116,586	-	1.15 to 2.65	(31.50) to (31.18)

MML Equity Index Sub-Account (Class I)
2011	5,784,434	10.06 to 12.45	58,648,895	1.59	0.95 to 2.60	(0.89) to 0.75
2010	6,132,406	10.15 to 12.36	62,245,662	1.58	0.95 to 2.60	11.58 to 13.43
2009	6,142,247	9.10 to 10.89	55,537,240	2.54	0.95 to 2.60	22.92 to 24.96
2008	4,061,967	7.40 to 8.72	30,123,931	-	0.95 to 2.60	(38.88) to (37.86)
2007	4,117,098	12.11 to 14.03	49,728,182	1.66	0.95 to 2.60	2.42 to 4.13

MML Equity Index Sub-Account (Service Class I)
2011	534,034	9.98 to 11.98	6,232,304	1.88	1.15 to 3.10	(1.62) to 0.31
2010	281,989	10.14 to 11.94	3,283,455	1.68	1.15 to 3.10	3.41 to 12.92
2009	114,755	9.14 to 10.58	1,170,893	2.96	1.15 to 2.65	22.53 to 24.39
2008	49,517	7.46 to 8.50	408,045	-	1.15 to 2.65	(28.86) to (28.52)

MML Growth & Income Sub-Account (Initial Class)
2011	7,414,172	8.33 to 12.49	86,270,822	1.07	0.95 to 2.60	(4.35) to (2.76)
2010	8,848,724	8.71 to 12.84	106,443,172	1.38	0.95 to 2.60	8.61 to 10.42
2009	9,979,467	8.02 to 11.63	109,056,915	2.02	0.95 to 2.60	24.38 to 26.45
2008	11,177,713	6.44 to 9.20	96,960,898	-	0.95 to 2.60	(41.64) to (40.67)
2007	12,692,336	11.04 to 15.51	187,371,298	1.16	0.95 to 2.60	(2.91) to (1.28)

MML Growth & Income Sub-Account (Service Class)
2011	1,058,666	8.25 to 9.89	10,086,318	0.81	1.15 to 3.10	(5.12) to (3.25)
2010	1,335,034	8.70 to 10.22	13,296,026	1.30	1.15 to 3.10	2.77 to 9.94
2009	1,233,768	8.05 to 9.30	11,212,956	2.65	1.15 to 2.65	24.02 to 25.89
2008	177,810	6.49 to 7.39	1,250,374	-	1.15 to 2.65	(29.64) to (29.31)

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)		Total Return[3] (Lowest to Highest)
MML Growth Allocation Sub-Account (Initial Class)
2011	48,847,811	$9.70 to $10.35	$498,767,098	1.79%	0.95% to 2.60%		(2.96)% to (1.35)%
2010	50,369,093	10.00 to 10.50	523,193,881	1.17	0.95 to 2.60		11.98 to 13.84
2009	50,226,930	8.93 to 9.22	459,917,691	0.39	0.95 to 2.60		26.28 to 28.38
2008	48,848,116	7.07 to 7.18	349,624,221	-	0.95 to 2.60		(29.28) to (28.18)

MML Growth Allocation Sub-Account (Service Class)
2011	73,505,066	9.55 to 10.19	745,395,511	1.59	1.15 to 3.10		(3.66) to (1.76)
2010	73,062,981	9.91 to 10.38	755,190,572	1.04	1.15 to 3.10		4.42 to 13.23
2009	61,172,206	8.91 to 9.16	559,052,233	0.42	1.15 to 2.65		25.91 to 27.81
2008	25,762,735	7.08 to 7.17	184,439,428	-	1.15 to 2.65		(26.28) to (25.94)

MML Income & Growth Sub-Account (Initial Class)
2011	2,439,030	9.65 to 12.29	29,282,329	2.97	0.95 to 2.60		2.90 to 4.61
2010	2,848,902	9.38 to 11.74	32,905,206	3.82	0.95 to 2.60		8.83 to 10.64
2009	3,265,948	8.62 to 10.61	34,214,458	0.90	0.95 to 2.60		15.03 to 16.94
2008	3,684,119	7.50 to 9.08	33,135,692	-	0.95 to 2.60		(36.44) to (35.38)
2007	4,332,678	11.79 to 14.05	60,683,889	1.54	0.95 to 2.60		(3.33) to (1.71)

MML Income & Growth Sub-Account (Service Class)
2011	768,330	9.58 to 11.37	8,465,086	3.25	1.15 to 3.10		2.19 to 4.19
2010	375,731	9.38 to 10.91	3,951,503	3.96	1.15 to 3.10		0.32 to 10.20
2009	250,273	8.66 to 9.90	2,404,468	0.95	1.15 to 2.65		14.51 to 16.25
2008	69,345	7.56 to 8.52	576,721	-	1.15 to 2.65		(26.06) to (25.71)

MML Legg Mason Concentrated Growth Sub-Account (Class I)
2011	1,136,652	8.11 to 10.11	11,060,454	0.60	0.95 to 2.60		(3.28) to (1.67)
2010	1,326,912	8.39 to 10.28	13,182,508	0.43	0.95 to 2.60		11.21 to 13.06
2009	1,582,228	7.54 to 9.10	13,939,194	0.42	0.95 to 2.60		38.92 to 41.23
2008	1,691,319	5.43 to 6.44	10,549,156	-	0.95 to 2.60		(60.91) to (60.26)
2007	1,501,248	13.89 to 16.20	23,870,614	0.24	0.95 to 2.60		12.07 to 13.99

MML Legg Mason Concentrated Growth Sub-Account (Service Class I)
2011	204,461	8.03 to 9.65	1,908,976	0.51	1.15 to 3.10		(4.03) to (2.14)
2010	187,650	8.37 to 9.86	1,788,574	0.41	1.15 to 3.10		5.80 to 12.53
2009	142,055	7.57 to 8.76	1,202,392	0.59	1.15 to 2.65		38.39 to 40.48
2008	73,912	5.47 to 6.24	443,005	-	1.15 to 2.65		(44.00) to (43.73)

MML Legg Mason Concentrated Growth Sub-Account (Class II)
2011	411,298	6.09 to 8.06	3,264,784	0.70	1.18 to 1.65		(2.39) to (1.93)
2010	486,371	6.21 to 8.26	3,948,420	0.54	1.18 to 1.65	[6]	12.34 to 12.87
2009	573,242	5.51 to 7.35	4,138,055	0.33	1.18 to 1.65	[6]	40.48 to 41.14
2008	683,872	3.90 to 5.23	3,529,269	-	1.18 to 1.65	[6]	(60.48) to (60.29)
2007	843,845	9.82 to 13.24	11,023,401	0.25	1.18 to 1.65		13.30 to 13.84

MML MFS Global Sub-Account (Class I)
2011	593,534	7.96 to 9.24	5,558,265	0.92	0.95 to 2.60		(6.69) to (5.14)
2010	675,734	8.54 to 9.74	6,672,436	0.60	0.95 to 2.60		9.75 to 11.57
2009	746,492	7.78 to 8.73	6,606,207	1.02	0.95 to 2.60		28.67 to 30.81
2008	822,913	6.04 to 6.67	5,586,976	-	0.95 to 2.60		(45.15) to (44.24)
2007	838,949	11.02 to 11.97	10,156,834	1.50	0.95 to 2.60		0.90 to 2.58

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)		Total Return[3] (Lowest to Highest)
MML MFS Global Sub-Account (Service Class I)
2011	246,155	$7.93 to $10.13	$2,329,571	1.06%	1.15 to 3.10		(7.49)% to (5.67)%
2010	139,819	8.58 to 10.74	1,424,471	0.52	1.15 to 3.10		6.51 to 11.17
2009	60,795	7.85 to 9.66	558,985	1.14	1.15 to 2.65		28.32 to 30.26
2008	29,513	6.12 to 7.42	198,409	-	1.15 to 2.65		(31.85) to (31.53)

MML MFS Global Sub-Account (Class II)
2011	395,842	5.42 to 7.40	2,961,168	0.95	1.18 to 1.65		(5.72) to (5.28)
2010	482,912	5.72 to 7.85	3,843,365	0.53	1.18 to 1.65	[6]	10.98 to 11.50
2009	546,125	5.13 to 7.07	3,912,529	0.76	1.18 to 1.65	[6]	29.80 to 30.42
2008	619,177	3.93 to 5.45	3,425,541	-	1.18 to 1.65	[6]	(44.20) to (43.94)
2007	818,512	7.01 to 9.76	8,117,793	1.42	1.18 to 1.65		2.04 to 2.53

MML Moderate Allocation Sub-Account (Initial Class)
2011	32,034,871	10.02 to 10.69	338,075,562	2.01	0.95 to 2.60		(1.59) to 0.05
2010	33,986,196	10.18 to 10.69	359,689,617	1.34	0.95 to 2.60		10.57 to 12.40
2009	33,577,672	9.21 to 9.51	317,149,004	0.61	0.95 to 2.60		22.67 to 24.71
2008	32,599,863	7.50 to 7.62	247,688,800	-	0.95 to 2.60		(24.95) to (23.78)

MML Moderate Allocation Sub-Account (Service Class)
2011	74,736,598	9.86 to 10.52	780,265,203	1.94	1.15 to 3.10		(2.34) to (0.42)
2010	59,239,371	10.09 to 10.56	622,639,247	1.24	1.15 to 3.10		3.94 to 11.95
2009	42,862,242	9.18 to 9.44	403,189,698	0.65	1.15 to 2.65		22.19 to 24.04
2008	19,326,586	7.51 to 7.61	146,772,250	-	1.15 to 2.65		(22.33) to (21.96)

MML Money Market Sub-Account
2011	3,170,627	9.13 to 9.82	30,897,202	-	0.95 to 3.10		(3.04) to (0.94)
2010	2,556,527	9.41 to 9.91	25,209,456	0.03	0.95 to 3.10		(2.03) to (0.94)
2009	2,759,798	9.70 to 10.01	27,514,180	0.05	0.95 to 2.65		(2.55) to (0.88)
2008	2,726,908	9.95 to 10.10	27,479,929	1.50	0.95 to 2.65		(0.32) to 0.96
2007	39	10.20	401	1.97	1.25		1.96

MML NASDAQ-100® Sub-Account (Initial Class)
2011	384,563	12.54 to 15.89	3,557,275	0.27	1.15 to 2.60		0.49 to 1.95
2010	329,722	12.48 to 15.58	3,205,852	0.13	1.15 to 2.60		16.60 to 18.30
2009	297,498	10.70 to 13.17	2,498,246	-	1.15 to 2.60		49.85 to 52.04
2008	232,935	7.14 to 8.66	1,363,211	-	1.15 to 2.60		(43.30) to (42.47)
2007	280,105	4.93 to 12.60	2,465,299	0.03	1.18 to 2.60		15.64 to 17.31

MML NASDAQ-100® Sub-Account (Service Class)
2011	148,981	12.44 to 15.75	2,209,409	0.14	1.15 to 3.10		(0.26) to 1.70
2010	88,582	12.47 to 15.49	1,303,895	0.02	1.15 to 3.10		6.99 to 18.01
2009	53,920	10.76 to 13.13	678,435	-	1.15 to 2.65		49.40 to 51.66
2008	22,113	7.20 to 8.65	189,385	-	1.15 to 2.65		(31.77) to (31.45)

MML Oppenheimer Small Company Opportunities Sub-Account (Initial Class)
2011	-	-	-	-	-		-
2010	-	-	-	-	-		-
2009	-	-	-	-	0.95 to 2.60		(9.46) to (8.96)
2008	2,025,270	7.14 to 9.97	18,969,368	0.20	0.95 to 2.60		(41.15) to 40.17)
2007	2,317,502	12.13 to 16.67	36,727,175	-	0.95 to 2.60		(9.48) to (7.97)

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,				For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)		Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)		Total Return[3] (Lowest to Highest)

MML Oppenheimer Small Company Opportunities Sub-Account (Service Class)
2011	-	$	- $ -	$-	-%	-%	-%	-% -%
2010	-		-	-	-	-		-
2009	-		-	-	-	1.15 to 2.65		(9.52) to (9.06)
2008	46,813		7.20 to 8.38	365,701	0.56	1.15 to 2.65		(34.20) to (33.89)

MML Oppenheimer/Loomis Sayles Equity Sub-Account (Initial Class)
2011	2,182,265		9.64 to 12.06	23,062,270	1.55	0.95 to 2.60		(6.22) to (4.67)
2010	2,303,654		10.28 to 12.65	25,579,853	1.82	0.95 to 2.60		11.82 to 13.68
2009	2,502,424		9.19 to 11.12	24,564,657	2.70	0.95 to 2.60		27.36 to 29.48
2008	2,617,984		7.22 to 8.59	19,853,013	-	0.95 to 2.60		(43.09) to (42.14)
2007	2,865,652		12.68 to 14.85	37,531,546	2.23	0.95 to 2.60		1.32 to 3.02

MML Oppenheimer/Loomis Sayles Equity Sub-Account (Service Class)
2011	1,698,716		9.56 to 11.16	18,493,513	1.56	1.15 to 3.10		(6.92) to (5.09)
2010	997,384		10.27 to 11.76	11,469,662	1.90	1.15 to 3.10		3.59 to 13.17
2009	590,409		9.24 to 10.39	5,978,961	2.91	1.15 to 2.65		26.98 to 28.90
2008	236,715		7.28 to 8.06	1,865,905	-	1.15 to 2.65		(32.00) to (31.68)

MML Rainier Large Cap Growth Sub-Account (Initial Class)
2011	1,823,610		8.96 to 10.90	18,763,121	0.22	0.95 to 2.60		(6.16) to (4.60)
2010	2,090,872		9.54 to 11.42	22,676,775	0.09	0.95 to 2.60		15.82 to 17.75
2009	2,386,057		8.24 to 9.70	22,004,803	0.48	0.95 to 2.60		28.37 to 30.51
2008	2,631,117		6.42 to 7.43	18,558,449	-	0.95 to 2.60		(42.35) to (41.39)
2007	3,067,845		11.14 to 12.68	36,744,265	0.15	0.95 to 2.60		10.64 to 12.49

MML Rainier Large Cap Growth Sub-Account (Service Class)
2011	109,000		8.88 to 11.58	1,176,635	0.13	1.15 to 3.10		(6.75) to (4.92)
2010	67,375		9.53 to 12.18	763,374	-	1.15 to 3.10		9.20 to 17.10
2009	55,738		8.28 to 10.40	547,247	0.54	1.15 to 2.65		27.99 to 29.93
2008	23,276		6.47 to 8.00	167,683	-	1.15 to 2.65		(28.29) to (27.95)

MML Small Cap Index Sub-Account (Initial Class)
2011	1,512,353		11.58 to 15.99	23,431,494	0.69	0.95 to 2.60		(2.03) to (0.40)
2010	1,789,022		11.82 to 16.05	27,902,439	0.58	0.95 to 2.60		22.39 to 24.42
2009	2,029,382		9.65 to 12.90	25,512,926	1.24	0.95 to 2.60		21.60 to 23.62
2008	2,192,914		7.94 to 10.44	22,388,622	-	0.95 to 2.60		(33.13) to (32.01)
2007	2,477,717		11.87 to 15.35	37,554,231	0.83	0.95 to 2.60		(3.13) to (1.51)
MML Small Cap Index Sub-Account (Service Class)
2011	347,455		11.48 to 14.53	4,804,483	0.55	1.15 to 3.10		(2.79) to (0.88)
2010	291,727		11.81 to 14.66	4,096,719	0.43	1.15 to 3.10		4.75 to 23.93
2009	243,514		9.70 to 11.83	2,742,258	1.34	1.15 to 2.65		21.25 to 23.08
2008	122,689		8.00 to 9.61	1,116,438	-	1.15 to 2.65		(30.53) to (30.20)

MML Small/Mid Cap Equity Sub-Account (Initial Class)
2011	2,194,142		10.04 to 13.13	28,488,974	0.92	0.95 to 2.60		(4.68) to (3.10)
2010	2,523,866		10.53 to 13.55	33,929,818	0.75	0.95 to 2.60		20.21 to 22.21
2009	2,887,830		8.76 to 11.09	31,798,536	0.58	0.95 to 2.60		33.04 to 35.25
2008	1,203,661		6.58 to 8.20	10,058,000	-	0.95 to 2.60		(39.82) to (38.81)
2007	1,360,458		10.94 to 13.40	18,882,881	0.72	0.95 to 2.60		(3.75) to (2.14)

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)
MML Small/Mid Cap Equity Sub-Account (Service Class)
2011	269,209	$9.94 to $12.27	$3,090,217	0.79%	1.15% to 3.10%	(5.39)% to (3.53)%
2010	217,348	10.51 to 12.72	2,605,512	0.56	1.15 to 3.10	4.63 to 21.67
2009	187,944	8.79 to 10.46	1,850,605	0.36	1.15 to 2.65	32.65 to 34.66
2008	42,842	6.63 to 7.77	309,829	-	1.15 to 2.65	(34.13) to (33.82)

MML T. Rowe Price Blue Chip Growth Sub-Account (Initial Class)
2011	2,798,174	10.70 to 13.42	36,898,036	0.04	0.95 to 2.60	(1.23) to 0.41
2010	3,212,451	10.83 to 13.36	42,274,567	0.08	0.95 to 2.60	13.19 to 15.07
2009	3,565,999	9.57 to 11.61	40,911,726	0.17	0.95 to 2.60	38.73 to 41.04
2008	3,277,940	6.90 to 8.23	26,610,971	-	0.95 to 2.60	(43.94) to (43.01)
2007	3,421,574	12.30 to 14.45	49,128,660	0.43	0.95 to 2.60	9.76 to 11.59

MML T. Rowe Price Blue Chip Growth Sub-Account (Service Class)
2011	766,782	10.61 to 13.06	9,476,139	-	1.15 to 3.10	(2.01) to (0.08)
2010	611,582	10.83 to 13.07	7,627,942	-	1.15 to 3.10	5.69 to 14.59
2009	497,982	9.62 to 11.41	5,418,321	0.17	1.15 to 2.65	38.22 to 40.31
2008	226,792	6.96 to 8.13	1,752,395	-	1.15 to 2.65	(33.13) to (32.82)

MML T. Rowe Price Equity Income Sub-Account (Initial Class)
2011	18,960,477	10.41 to 13.00	229,796,001	1.64	0.95 to 2.60	(3.34) to (1.73)
2010	20,510,249	10.77 to 13.23	254,106,501	1.54	0.95 to 2.60	12.00 to 13.86
2009	22,211,666	9.61 to 11.62	242,535,903	2.46	0.95 to 2.60	21.98 to 24.01
2008	23,235,394	7.88 to 9.37	205,312,190	-	0.95 to 2.60	(37.46) to (36.41)
2007	24,181,814	12.60 to 14.73	338,383,989	1.78	0.95 to 2.60	0.46 to 2.15

MML T. Rowe Price Equity Income Sub-Account (Service Class)
2011	2,621,539	10.33 to 12.08	30,894,898	1.55	1.15 to 3.10	(3.99) to (2.10)
2010	2,061,935	10.76 to 12.34	24,909,835	1.47	1.15 to 3.10	0.85 to 13.39
2009	1,564,518	9.66 to 10.88	16,626,871	2.66	1.15 to 2.65	21.47 to 23.31
2008	724,818	7.95 to 8.83	6,234,584	-	1.15 to 2.65	(28.80) to (28.47)

MML T. Rowe Price Growth Equity Sub-Account (Initial Class)
2011	-	-	-	-	-	-
2010	-	-	-	-	-	-
2009	-	-	-	0.10	0.95 to 2.60	8.65 to 9.24
2008	690,900	5.59 to 6.21	4,096,887	-	0.95 to 2.60	(44.19) to (43.26)
2007	603,905	10.01 to 10.95	6,197,809	0.50	0.95 to 2.60	1.70 to 3.40

MML T. Rowe Price Growth Equity Sub-Account (Service Class)
2011	-	-	-	-	-	-
2010	-	-	-	-	-	-
2009	-	-	-	0.06	1.15 to 2.65	8.54 to 9.08
2008	53,022	5.64 to 6.67	337,307	-	1.15 to 2.65	(33.64) to (33.32)

MML T. Rowe Price Mid Cap Growth Sub-Account (Initial Class)
2011	4,598,915	11.18 to 18.97	77,589,734	-	0.95 to 2.60	(3.76) to (2.16)
2010	5,197,351	11.61 to 19.39	91,301,719	-	0.95 to 2.60	24.78 to 26.85
2009	5,875,393	9.31 to 15.28	82,258,628	-	0.95 to 2.60	41.63 to 43.98
2008	6,289,103	6.57 to 10.61	62,087,924	-	0.95 to 2.60	(41.74) to (40.77)
2007	6,447,257	11.28 to 17.92	115,684,666	0.09	0.95 to 2.60	13.87 to 15.78

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)

MML T. Rowe Price Mid Cap Growth Sub-Account (Service Class)
2011	1,915,892	$11.02 to $12.03	$22,800,700	-%	1.15% to 3.10%	(4.56)% to (2.68)%
2010	1,405,866	11.55 to 12.36	17,242,657	-	1.15 to 3.10	9.58 to 26.38
2009	1,002,267	9.31 to 9.78	9,740,620	-	1.15 to 2.65	41.11 to 43.24
2008	543,782	6.60 to 6.83	3,694,909	-	1.15 to 2.65	(32.90) to (32.58)

MML T. Rowe Price Small Company Value Sub-Account
2011	246,026	14.28 to 14.97	3,662,574	-	1.15 to 3.10	(4.56) to (2.68)
2010	153,287	14.96 to 15.38	2,350,256	1.10	1.15 to 3.10	2.11 to 19.21
2009[4]	48,817	12.77 to 12.90	629,233	0.26	1.15 to 2.65	27.74 to 29.03

MML Templeton Foreign Sub-Account (Initial Class)
2011	16,928,167	10.07 to 12.33	197,252,278	1.84	0.95 to 2.60	(12.21) to (10.75)
2010	17,692,811	11.47 to 13.81	231,879,872	1.66	0.95 to 2.60	2.01 to 3.71
2009	17,803,253	11.24 to 13.32	225,730,182	2.43	0.95 to 2.60	25.96 to 28.05
2008	18,915,363	8.93 to 10.40	187,914,421	0.04	0.95 to 2.60	(42.59) to (41.63)
2007	18,224,240	15.55 to 17.82	311,509,308	2.67	0.95 to 2.60	10.55 to 12.40

MML Templeton Foreign Sub-Account (Service Class)
2011	492,096	9.99 to 11.85	5,616,118	1.76	1.15 to 3.10	(12.87) to (11.15)
2010	453,442	11.47 to 13.33	5,858,542	1.54	1.15 to 3.10	3.34 to 4.05
2009	343,062	11.30 to 12.90	4,311,782	2.65	1.15 to 2.65	25.64 to 27.54
2008	163,548	8.99 to 10.12	1,603,571	-	1.15 to 2.65	(26.35) to (26.00)

MML W&R/Wellington Small Cap Growth Equity Sub-Account (Initial Class)
2011	9,782,054	11.59 to 16.14	140,573,604	-	0.95 to 2.60	(7.66) to (6.13)
2010	10,122,098	12.55 to 17.19	155,583,290	-	0.95 to 2.60	19.13 to 21.11
2009	11,574,478	10.53 to 14.19	147,267,828	-	0.95 to 2.60	34.86 to 37.10
2008	12,830,293	7.81 to 10.35	119,380,559	-	0.95 to 2.60	(40.12) to (39.12)
2007	12,982,413	13.04 to 17.01	199,450,946	0.14	0.95 to 2.60	6.80 to 8.58

MML W&R/Wellington Small Cap Growth Equity Sub-Account (Service Class)
2011	361,674	11.49 to 14.75	5,119,783	-	1.15 to 3.10	(8.35) to (6.55)
2010	292,570	12.54 to 15.78	4,440,118	-	1.15 to 3.10	6.40 to 20.57
2009	208,700	10.59 to 13.09	2,615,827	-	1.15 to 2.65	34.46 to 36.49
2008	83,402	7.87 to 9.59	764,828	-	1.15 to 2.65	(30.44) to (30.11)

Oppenheimer Balanced Sub-Account (Service)
2011	15,741	8.12 to 9.51	146,613	1.99	1.15 to 2.65	(2.24) to (0.76)
2010	19,419	8.30 to 9.58	183,284	1.62	1.15 to 2.65	9.73 to 11.39
2009	46,206	7.57 to 8.60	391,167	-	1.15 to 2.65	18.42 to 20.21
2008	116,016	6.39 to 7.16	798,255	-	1.15 to 2.65	(37.47) to (37.17)

Oppenheimer Balanced Sub-Account (Non-Service)
2011	1,522,062	8.12 to 10.76	15,570,118	2.45	0.95 to 2.60	(1.86) to (0.23)
2010	1,914,101	8.28 to 10.79	19,693,048	1.49	0.95 to 2.60	10.02 to 11.85
2009	2,483,060	7.52 to 9.65	22,840,223	-	0.95 to 2.60	18.77 to 20.74
2008	3,545,206	6.34 to 7.99	26,997,954	2.95	0.95 to 2.60	(44.93) to (44.01)
2007	4,132,456	11.50 to 14.27	56,744,069	2.48	0.95 to 2.60	1.11 to 2.80

Oppenheimer Capital Appreciation Sub-Account (Service)
2011	408,980	9.20 to 11.20	4,351,356	0.11	1.15 to 3.10	(4.38) to (2.50)
2010	376,325	9.63 to 11.49	4,125,258	-	1.15 to 3.10	3.53 to 7.90
2009	274,233	9.08 to 10.65	2,776,066	-	1.15 to 2.65	40.38 to 42.50
2008	133,311	6.47 to 7.47	946,430	-	1.15 to 2.65	(35.89) to (935.58)

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)		Total Return[3] (Lowest to Highest)
Oppenheimer Capital Appreciation Sub-Account (Non-Service)
2011	21,730,471	$9.28 to $11.38	$238,226,629	0.37%	0.95% to 2.60%		(3.68)% to (2.08)%
2010	24,110,369	9.63 to 11.62	270,749,053	0.17	0.95 to 2.60		6.61 to 8.38
2009	25,756,897	9.04 to 10.72	267,645,429	0.33	0.95 to 2.60		40.81 to 43.15
2008	29,848,995	6.42 to 7.49	217,268,730	0.14	0.95 to 2.60		(46.92) to (46.03)
2007	27,966,375	12.09 to 13.88	378,562,892	0.20	0.95 to 2.60		11.20 to 13.06

Oppenheimer Core Bond Sub-Account
2011	400,306	12.29	4,919,717	6.14	1.40		6.77
2010	468,236	11.51	5,389,907	1.89	1.40	[7]	9.87
2009	554,225	10.48	5,806,801	-	1.40	[7]	8.09
2008	732,175	9.69	7,097,148	4.84	1.40	[7]	(39.90)
2007	999,701	16.13	16,123,049	5.38	1.40		2.93

Oppenheimer Global Securities Sub-Account (Service)
2011	1,324,630	11.52 to 14.35	18,050,478	0.93	1.15 to 3.10		(11.32) to (9.57)
2010	898,823	12.99 to 15.87	13,625,384	1.00	1.15 to 3.10		6.70 to 14.38
2009	607,712	11.56 to 13.88	8,016,262	1.51	1.15 to 2.65		35.71 to 37.76
2008	335,748	8.52 to 10.07	3,207,065	-	1.15 to 2.65		(29.04) to (28.71)

Oppenheimer Global Securities Sub-Account (Non-Service)
2011	16,313,988	11.61 to 15.53	235,697,514	1.30	0.95 to 2.60		(10.64) to (9.16)
2010	17,815,653	13.00 to 17.10	285,007,462	1.43	0.95 to 2.60		12.99 to 14.87
2009	19,645,438	11.50 to 14.88	274,767,599	2.27	0.95 to 2.60		36.18 to 38.45
2008	22,273,174	8.45 to 10.75	225,723,673	1.56	0.95 to 2.60		(41.73) to (40.75)
2007	23,369,687	14.49 to 18.14	404,011,298	1.24	0.95 to 2.60		3.58 to 5.31

Oppenheimer Global Strategic Income Sub-Account (Service)
2011	3,828,807	12.40 to 13.85	52,354,122	2.64	1.15 to 3.10		(2.42) to (0.50)
2010	3,416,576	12.71 to 13.92	47,085,358	7.37	1.15 to 3.10		6.38 to 13.46
2009	2,568,957	11.40 to 12.27	31,246,749	0.18	1.15 to 2.65		15.31 to 17.05
2008	1,102,392	9.89 to 10.48	11,477,998	-	1.15 to 2.65		(15.15) to (14.75)

Oppenheimer Global Strategic Income Sub-Account (Non-Service)
2011	20,997,233	12.51 to 17.45	307,689,482	3.30	0.95 to 2.60		(1.73) to (0.10)
2010	24,031,677	12.73 to 17.46	354,218,942	8.63	0.95 to 2.60		12.02 to 13.88
2009	26,182,773	11.36 to 15.34	341,246,971	0.52	0.95 to 2.60		15.78 to 17.71
2008	27,427,324	9.82 to 13.03	306,786,196	5.16	0.95 to 2.60		(16.41) to (15.02)
2007	30,915,971	11.74 to 15.33	410,279,836	3.17	0.95 to 2.60		6.86 to 8.65

Oppenheimer High Income Sub-Account (Service)
2011	9,695	2.97 to 3.28	31,086	8.85	1.15 to 2.65		(5.10) to (3.67)
2010	10,111	3.13 to 3.40	33,816	11.30	1.15 to 2.65		11.45 to 13.13
2009	122,439	2.81 to 3.01	367,319	-	1.15 to 2.65		22.66 to 24.51
2008	95,173	2.29 to 2.41	229,250	-	1.15 to 2.65		(76.15) to (76.04)

Oppenheimer High Income Sub-Account (Non-Service)
2011	3,179,274	2.93 to 3.99	12,047,843	9.58	0.95 to 2.60		(4.84) to (3.26)
2010	3,829,279	3.08 to 4.13	15,030,302	6.70	0.95 to 2.60		11.87 to 13.73
2009	5,023,300	2.76 to 3.63	17,323,152	-	0.95 to 2.60		22.10 to 24.13
2008	5,585,067	2.26 to 2.92	15,502,975	7.89	0.95 to 2.60		(79.22) to (78.87)
2007	5,843,157	10.86 to 13.85	77,119,212	6.96	0.95 to 2.60		(2.68) to (1.05)

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)		Total Return[3] (Lowest to Highest)
Oppenheimer International Growth Sub-Account (Service)
2011	770,464	$12.87 to $16.08	$11,897,861	0.67%	1.15% to 3.10%		(10.43)% to (8.67)%
2010	632,976	14.37 to 17.60	10,731,499	0.88	1.15 to 3.10		9.23 to 13.31
2009	461,377	12.91 to 15.53	6,902,199	0.87	1.15 to 2.65		35.42 to 37.47
2008	215,764	9.54 to 11.30	2,353,326	-	1.15 to 2.65		(29.96) to (29.63)

Oppenheimer International Growth Sub-Account (Non-Service)
2011	3,086,724	12.99 to 16.25	48,807,635	1.01	0.95 to 2.60		(9.54) to (8.04)
2010	3,495,801	14.36 to 17.67	60,521,504	1.26	0.95 to 2.60		11.81 to 13.67
2009	3,850,791	12.84 to 15.54	58,860,135	1.50	0.95 to 2.60		35.67 to 37.93
2008	4,106,872	9.47 to 11.27	45,674,136	1.04	0.95 to 2.60		(44.11) to (43.18)
2007	3,859,607	16.94 to 19.83	76,952,443	0.78	0.95 to 2.60		9.71 to 11.54

Oppenheimer Main Street Sub-Account (Service)
2011	134,515	9.84 to 11.88	1,526,335	0.48	1.15 to 3.10		(3.35) to (1.45)
2010	82,518	10.18 to 12.06	962,997	0.74	1.15 to 3.10		5.84 to 14.50
2009	51,426	9.05 to 10.53	525,931	1.02	1.15 to 2.65		24.65 to 26.53
2008	13,723	7.26 to 8.32	111,848	-	1.15 to 2.65		(28.75) to (28.41)

Oppenheimer Main Street Sub-Account (Non-Service)
2011	3,078,927	9.92 to 12.17	35,062,322	0.88	0.95 to 2.60		(2.58) to (0.96)
2010	3,657,692	10.19 to 12.29	42,187,225	1.12	0.95 to 2.60		13.13 to 15.01
2009	4,128,252	9.00 to 10.69	41,458,182	1.96	0.95 to 2.60		24.99 to 27.07
2008	4,726,189	7.20 to 8.41	37,421,725	1.58	0.95 to 2.60		(40.05) to (39.05)
2007	5,681,730	12.02 to 13.80	73,801,756	1.00	0.95 to 2.60		1.73 to 3.43

Oppenheimer Money Sub-Account
2011	2,430,669	9.56 to 10.93	26,861,799	0.01	0.95 to 2.60		(2.55) to (0.93)
2010	2,886,394	9.81 to 11.03	32,256,986	0.03	0.95 to 2.60		(2.54) to (0.92)
2009	4,404,420	10.06 to 11.13	49,662,670	0.37	0.95 to 2.60		(2.25) to (0.63)
2008	6,885,266	10.30 to 11.21	78,403,059	2.71	0.95 to 2.60		0.14 to 1.81
2007	4,899,885	10.28 to 11.01	54,881,754	4.83	0.95 to 2.60		2.28 to 3.99

Oppenheimer Small- & Mid-Cap Growth Sub-Account (Service)
2011	243,197	9.76 to 11.77	2,750,759	-	1.15 to 3.10		(2.24)% to (0.31)
2010	147,123	9.98 to 11.80	1,689,840	-	1.15 to 3.10		12.44 to 25.71
2009	75,245	8.08 to 9.39	691,584	-	1.15 to 2.65		28.80 to 30.75
2008	31,958	6.28 to 7.18	225,832	-	1.15 to 2.65		(40.07) to (39.79)

Oppenheimer Small- & Mid-Cap Growth Sub-Account (Non-Service)
2011	13,024,851	9.84 to 11.79	146,649,684	-	0.95 to 2.60		(1.49) to 0.14
2010	14,726,679	9.99 to 11.78	166,318,155	-	0.95 to 2.60		24.20 to 26.26
2009	17,482,572	8.04 to 9.33	157,181,281	-	0.95 to 2.60		29.20 to 31.35
2008	18,778,765	6.22 to 7.10	129,119,208	-	0.95 to 2.60		(50.38) to (49.55)
2007	16,336,155	12.54 to 14.07	221,907,642	-	0.95 to 2.60		3.59 to 5.32

Panorama Growth Sub-Account
2011	70,980	8.87 to 8.97	811,324	0.78	1.18 to 1.65		(1.39) to (0.93)
2010	76,214	9.00 to 9.05	881,501	1.13	1.18 to 1.65	[6]	13.62 to 14.16
2009	79,214	7.92 to 7.93	811,030	1.95	1.18 to 1.65	[6]	27.07 to 27.67
2008	79,642	6.21 to 6.23	648,287	1.75	1.18 to 1.65	[6]	(39.43) to (39.14)
2007	107,352	10.20 to 10.29	1,445,057	1.30	1.18 to 1.65		3.13 to 3.62

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)		Total Return[3] (Lowest to Highest)
Panorama Total Return Sub-Account
2011	73,531	$9.13 to $9.43	$816,467	2.86%	1.18% to 1.65%		(1.40)% to (0.94)%
2010	81,458	9.22 to 9.57	931,654	1.71	1.18 to 1.65	[6]	14.79 to 15.33
2009	88,187	7.99 to 8.33	892,075	-	1.18 to 1.65	[6]	17.82 to 18.38
2008	116,954	6.75 to 7.07	1,017,092	3.52	1.18 to 1.65	[6]	(39.66) to (39.37)
2007	144,078	11.14 to 11.72	2,092,312	3.24	1.18 to 1.65		4.08 to 4.58

PIMCO CommodityRealReturn® Strategy Sub-Account
2011	2,134,199	9.16 to 10.12	21,231,648	13.89	0.95 to 3.10		(10.36) to (8.42)
2010	2,026,800	10.22 to 11.05	22,129,092	15.13	0.95 to 3.10		21.10 to 23.07
2009	1,863,374	8.47 to 8.98	16,577,155	6.00	0.95 to 2.65		37.91 to 40.28
2008	1,556,862	6.14 to 6.40	9,896,831	5.72	0.95 to 2.65		(45.11) to (44.39)
2007	401,396	11.19 to 11.51	4,599,799	4.65	0.95 to 2.60		19.96 to 21.97

[1]

The investment income ratios represent the dividends, excluding distributions of capital gains, received by the sub-accounts from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the sub-accounts is affected by the timing of the declaration of dividends by the underlying fund in which the sub-account invests.

[2]

The expense ratios represent the annualized contract expenses of the Separate Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction of unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

[3]

The total returns are for the periods indicated, including changes in the value of the underlying fund, and the expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the related minimum and maximum expense ratio amounts, some individual contract total returns and unit values are not within the ranges presented.

[4]	For the period May 1, 2009 (commencement of operations) through December 31, 2009.

[5]	For the period May 3, 2010 (commencement of operations) through December 31, 2010.

[6]

The high end of the expense ratio for prior years has been corrected to 1.65% from 2.00%. The ratios have been corrected in order to exclude certain expenses charged directly to contract owners through a reduction of units that should not have been included in the expense ratio of the separate account. This change did not have any impact on actual expenses reflected in the Statement of Operations and only impacted the expense ratios. These corrections are not considered material to previously issued financial statements.

[7]

The high end of the expense ratio for prior years has been corrected to 1.40% from 1.55%. The ratios have been corrected in order to exclude certain expenses charged directly to contract owners through a reduction of units that should not have been included in the expense ratio of the separate account. This change did not have any impact on actual expenses reflected in the Statement of Operations and only impacted the expense ratios. These corrections are not considered material to previously issued financial statements.

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

B.	The Separate Account assesses charges associated with the contract. These charges are either assessed as a direct reduction in unit values or through a redemption of units for all contracts contained within the Separate Account. The assessment of charges is based on the actual product and additional benefits or riders purchased.

Mortality and Expense Risk Charge*	0.80% - 1.60% of the daily value of the assets invested in each fund.
This charge is assessed through a reduction in unit values.

Administrative Charge	0.15% of the daily value of the assets invested in each fund.
This charge is assessed through a reduction in unit values.

Administrative Contract Maintenance Charge	$0 - $40 per contract, annually.
This charge is assessed through the redemption of units.

Contingent Deferred Sales Charge	0% - 8%
This charge is assessed through the redemption of units.

Payment Protector Charge	0.00% - 0.50% of the daily value of the assets invested in each fund.
This charge is assessed through a reduction in unit values.

Additional Death Benefit Options
These charges are assessed through either a reduction in unit values or the redemption of units.

A. Reset Death Benefit	0.00% - 0.10%

B. Ratchet Death Benefit	0.00% - 0.40%

C. 5% Roll Up Death Benefit	0.00% - 0.40%

D. Basic Death Benefit with Combination Feature	0.00% - 0.45%

Rider Charges
These charges are assessed through either a reduction in unit values or the redemption of units.

A. Equalizer Benefit	0.00% - 0.50%

B. Nursing Home Waiver	0.00% - 0.05%

C. Earnings Enhancement Benefit	0.00% - 0.30%

D. 10% / 20% Free Withdrawal Amount	0.00% - 0.25%

E. 15% / 30% Free Withdrawal Amount	0.00% - 0.15%

F. Guaranteed Minimum Income Benefit (GMIB)	0.00% - 0.80%

G. Guaranteed Minimum Accumulation Benefit (GMAB)	0.00% - 0.95%

H. Guaranteed Minimum Withdrawal Benefit (GMWB)	0.00% - 0.95%

*	The Panorama Premier segment charges its contract owners a mortality and expense risk charge equal, on an annual basis, to 1.25% of the daily value of the assets invested in each fund. Subject to state availability, certificates issued on or after September 10, 2001 will receive an increase in the certificate value allocated to the fund by 0.15% on each certificate anniversary.

Additional contracts may offer credits which will result in the purchase of units.

Notes To Financial Statements (Continued)

9.	SUBSEQUENT EVENTS

The Separate Account’s management has reviewed events occurring through March 2, 2012, the date the financial statements were issued and no subsequent events occurred requiring accrual or disclosure.

LA2054	F-60

Independent Auditors’ Report

    The Board of Directors and Policyholders of

    Massachusetts Mutual Life Insurance Company:

We have audited the accompanying statutory statements of financial position of Massachusetts Mutual Life Insurance Company (the Company) as of December 31, 2011 and 2010, and the related statutory statements of income (loss), changes in surplus, and cash flows for each of the years in the three-year period ended December 31, 2011. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described more fully in Note 2 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance (statutory accounting practices), which practices differ from U.S. generally accepted accounting principles. The effects on the financial statements of the variances between the statutory accounting practices and U.S. generally accepted accounting principles, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the variances between the statutory accounting practices and U.S. generally accepted accounting principles discussed in the preceding paragraph, the Company’s financial statements do not present fairly, in conformity with U.S. generally accepted accounting principles, the financial position of the Company as of December 31, 2011 and 2010, or the results of its operations or its cash flows for each of the years in the three-year period ended December 31, 2011. In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2011 and 2010, and the results of its operations and its cash flows for each of the years in the three-year period ended December 31, 2011, on the basis of accounting described in Note 2.

As discussed in Note 3 to the statutory financial statements, the Company changed its accounting for other-than-temporary impairments of structured securities and deferred income tax assets in 2009.

/s/ KPMG LLP

February 22, 2012

LA2045	FF-1

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF FINANCIAL POSITION

	December 31,
	2011	2010

	(In Millions)

Assets:

Bonds	$53,464	$50,327
Preferred stocks	323	306
Common stocks - subsidiaries and affiliates	4,982	3,740
Common stocks - unaffiliated	576	238
Mortgage loans	12,398	11,218
Policy loans	9,478	8,960
Real estate	1,192	1,128
Partnerships and limited liability companies	5,642	5,371
Derivatives and other invested assets	3,334	2,665
Cash, cash equivalents and short-term investments	1,631	1,139

Total invested assets	93,020	85,092

Investment income due and accrued	501	535
Deferred income taxes	1,058	1,427
Other than invested assets	857	920

Total assets excluding separate accounts	95,436	87,974

Separate account assets	41,532	41,316

Total assets	$136,968	$129,290

Liabilities and Surplus:

Policyholders’ reserves	$68,536	$64,245
Liabilities for deposit-type contracts	4,588	3,577
Contract claims and other benefits	320	301
Policyholders’ dividends	1,335	1,230
General expenses due or accrued	901	651
Federal income taxes	91	132
Asset valuation reserve	1,683	1,428
Securities sold under agreements to repurchase	3,580	3,883
Commercial paper	250	250
Derivative collateral	1,546	1,288
Other liabilities	1,196	650

Total liabilities excluding separate accounts	84,026	77,635

Separate account liabilities	41,525	41,303

Total liabilities	125,551	118,938

Surplus	11,417	10,352

Total liabilities and surplus	$136,968	$129,290

See notes to statutory financial statements

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF INCOME (LOSS)

	Years Ended December 31,
	2011	2010	2009

	(In Millions)

Revenue:

Premium income	$13,491	$11,163	$12,392
Net investment income	4,783	4,425	4,071
Reserve adjustments on reinsurance ceded	48	69	82
Fees and other income	528	483	489

Total revenue	18,850	16,140	17,034

Benefits and expenses:

Policyholders’ benefits	10,109	10,214	11,364
Change in policyholders’ reserves	5,239	2,214	2,021
General insurance expenses	1,258	1,330	1,270
Commissions	541	521	522
State taxes, licenses and fees	139	131	131

Total benefits and expenses	17,286	14,410	15,308

Net gain from operations before dividends and federal income taxes	1,564	1,730	1,726

Dividends to policyholders	1,313	1,209	1,211

Net gain from operations before federal income taxes	251	521	515

Federal income tax benefit	(293)	(251)	(57)

Net gain from operations	544	772	572

Net realized capital losses after tax and transfers to interest maintenance reserve	(199)	(237)	(861)

Net income (loss)	$345	$535	$(289)

See notes to statutory financial statements

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF CHANGES IN SURPLUS

	Years Ended December 31,
	2011	2010	2009

	(In Millions)

Surplus, beginning of year	$10,352	$9,259	$8,463

Increase (decrease) due to:
Net income	345	535	(289)
Change in net unrealized capital gains, net of tax	1,432	685	737
Change in net unrealized foreign exchange capital (losses) gains, net of tax	(53)	9	112
Change in special surplus funds - net deferred tax assets	(280)	65	293
Change in other net deferred income taxes	269	(73)	59
Change in nonadmitted assets	(120)	69	(108)
Change in reserve valuation basis	-	(7)	-
Change in asset valuation reserve	(255)	(286)	(747)
Change in surplus notes	-	-	740
Cumulative effect of accounting changes, net of tax	-	-	(70)
Prior period adjustments	1	17	(25)
Change in minimum pension liability included in surplus	(273)	80	148
Other	(1)	(1)	(54)

Net increase	1,065	1,093	796

Surplus, end of year	$11,417	$10,352	$9,259

See notes to statutory financial statements

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF CASH FLOWS

	Years Ended December 31,
	2011	2010	2009

	(In Millions)

Cash from operations:
Premium and other income collected	$14,046	$11,726	$12,982
Net investment income	4,503	4,288	3,814
Benefit payments	(9,963)	(10,105)	(11,236)
Net transfers (to) from separate accounts	(997)	140	(796)
Commissions and other expenses	(2,164)	(1,982)	(1,756)
Dividends paid to policyholders	(1,208)	(1,217)	(1,330)
Federal and foreign income taxes recovered	88	309	484

Net cash provided by operating activities	4,305	3,159	2,162

Cash from investments:
Proceeds from investments sold, matured or repaid:
Bonds	18,638	16,753	14,846
Common stocks - unaffiliated	101	72	379
Mortgage loans	1,990	1,898	1,222
Real estate	115	135	13
Partnerships	1,031	738	754
Preferred and affiliated common stocks	204	754	138
Other	770	(193)	(224)

Total investment proceeds	22,849	20,157	17,128

Cost of investments acquired:
Bonds	(21,216)	(19,990)	(16,373)
Common stocks - unaffiliated	(441)	(52)	(232)
Mortgage loans	(3,159)	(1,991)	(542)
Real estate	(245)	(196)	(121)
Partnerships	(1,327)	(1,381)	(914)
Preferred and affiliated common stocks	(736)	(488)	(105)
Other	31	(14)	(132)

Total investments acquired	(27,093)	(24,112)	(18,419)
Net (increase) decrease in policy loans	(519)	(474)	400

Net cash used in investing activities	(4,763)	(4,429)	(891)

Cash from financing and other sources:
Net deposits (withdrawals) on deposit-type contracts	905	702	(1,217)
Cash provided from surplus notes	-	-	740
Net securities (bought) sold under agreements to repurchase	(303)	443	25
Change in derivative collateral	259	(522)	(1,094)
Other cash provided (applied)	89	(465)	(95)

Net cash from financing and other sources	950	158	(1,641)

Net change in cash, cash equivalents and short-term investments	492	(1,112)	(370)
Cash, cash equivalents and short-term investments, beginning of year	1,139	2,251	2,621

Cash, cash equivalents and short-term investments, end of year	$1,631	$1,139	$2,251

See notes to statutory financial statements

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

1. Nature of operations

These statutory financial statements include the accounts of Massachusetts Mutual Life Insurance Company (the Company), which is organized as a mutual life insurance company.

MassMutual Financial Group (MMFG) is a global, diversified financial services organization comprised of the Company and its subsidiaries. The Company and its subsidiaries provide life insurance, disability income insurance, long-term care insurance, annuities, retirement products, investment management, mutual funds and trust services to individual and institutional customers.

2. Summary of significant accounting policies

a.   Basis of presentation

The statutory financial statements have been prepared in conformity with the statutory accounting practices of the National Association of Insurance Commissioners (NAIC) and the accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance (the Division).

Statutory accounting practices are different in some respects from financial statements prepared in accordance with United States of America (U.S.) generally accepted accounting principles (GAAP). The more significant differences between statutory accounting principles and U.S. GAAP are as follows: (a) bonds are generally carried at amortized cost, whereas U.S. GAAP generally reports bonds at fair value; (b) changes in the fair value of derivative financial instruments are recorded as changes in surplus, whereas U.S. GAAP generally reports these changes as revenue unless deemed an effective hedge; (c) embedded derivatives are recorded as part of the underlying contract, whereas U.S. GAAP would identify and bifurcate certain embedded derivatives from the underlying contract or security and account for them separately at fair value; (d) beginning with the third quarter of 2008 and through the second quarter of 2009, the Company used undiscounted cash flows to determine impairments on loan-backed and structured securities, whereas U.S. GAAP would require the use of discounted cash flows; (e) majority-owned noninsurance subsidiaries and variable interest entities where the Company is the primary beneficiary and certain other controlled entities are accounted for using the equity method, whereas U.S. GAAP would consolidate these entities; (f) changes in the balances of deferred income taxes, which provide for book versus tax temporary differences, are subject to limitation and are charged to surplus, whereas U.S. GAAP would generally include the change in deferred taxes in net income; (g) certain group annuity and variable universal life contracts, which do not pass-through all investment gains to contract holders, are maintained in the separate accounts and are presented on a single line in the statutory financial statements, whereas U.S. GAAP reports these contracts in the general investments of the Company; (h) assets are reported at admitted asset value and assets designated as nonadmitted are excluded through a charge against surplus, whereas U.S. GAAP recognizes all assets, subject to valuation allowances; (i) statutory policy reserves are based upon prescribed methods, such as the Commissioners’ Reserve Valuation Method, Commissioners’ Annuity Reserve Valuation Method or net level premium method, and prescribed statutory mortality, morbidity and interest assumptions, whereas U.S. GAAP reserves would generally be based upon the net level premium method or the estimated gross margin method with estimates of future mortality, morbidity, persistency and interest assumptions; (j) policyholder reserves are presented net of reinsurance ceded, unearned ceded premium and unpaid ceded claims whereas U.S. GAAP would report these reinsurance balances as an asset; (k) an asset valuation reserve (AVR) is reported as a contingency reserve to stabilize surplus against fluctuations in the statement value of common stocks, real estate investments, partnerships and limited liability companies (LLCs) as well as credit-related declines in the value of bonds, mortgage loans and certain derivatives to the extent AVR is greater than zero for the appropriate asset category, whereas U.S. GAAP does not record this reserve; (l) after-tax realized capital gains and losses that result from changes in the overall level of interest rates for all types of fixed-income investments and interest-related hedging activities are deferred into the interest maintenance reserve (IMR) and amortized into revenue, whereas U.S. GAAP reports these gains and losses as revenue; (m) changes to the mortgage loan valuation allowance are recognized in net unrealized capital gains (losses) in surplus, whereas U.S. GAAP reports these changes in net realized capital gains (losses); (n) a prepaid pension asset and/or a liability is recorded for the difference between the fair value of the pension and other postretirement plan assets and the accumulated benefit obligation (which excludes nonvested employees) with the change recorded in surplus, whereas for U.S. GAAP purposes, the over/underfunded status of a plan, which is the difference between the fair value of the

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

plan assets and the projected benefit obligation, is recorded as an asset or liability with the change recorded through accumulated other comprehensive income; (o) surplus notes are reported in surplus, whereas U.S. GAAP would report these notes as liabilities; (p) payments received for universal and variable life insurance products, certain variable and fixed deferred annuities and group annuity contracts are reported as premium income and corresponding change in reserves, whereas U.S. GAAP would treat these payments as deposits to policyholders’ account balances; (q) certain acquisition costs, such as commissions and other variable costs, directly related to acquiring new business are charged to current operations as incurred, whereas U.S. GAAP generally capitalizes these expenses and amortizes them based on profit emergence over the expected life of the policies or over the premium payment period; and (r) comprehensive income is not presented, whereas U.S. GAAP presents changes in unrealized capital gains and losses and foreign currency translations as other comprehensive income.

The preparation of financial statements requires management to make estimates and assumptions that impact the reported amounts of assets and liabilities, the disclosure of assets and liabilities as of the date of the statutory financial statements and the reported amounts of revenues and expenses during the reporting periods. The most significant estimates include those used in determining the carrying values of investments including the amount of mortgage loan investment valuation reserves and other-than-temporary impairment(s) (OTTI), the value of the investment in MassMutual Holding LLC (MMHLLC), the liabilities for future policyholders’ reserves, the determination of deferred tax assets (DTAs), and the liability for taxes and litigation contingencies. Future events including, but not limited to, changes in the level of mortality, morbidity, interest rates, persistency, asset valuations and defaults could cause results to differ from the estimates used in the statutory financial statements. Although some variability is inherent in these estimates, management believes the amounts presented are appropriate.

b.   Corrections of errors and reclassifications

Under statutory accounting principles, corrections of prior year errors are recorded in current year surplus on a pretax basis with any associated tax impact reported through earnings. The following summarizes corrections of prior year errors for the year ended December 31, 2011:

	0000000000000	0000000000000	0000000000000	0000000000000
	Increase (Decrease) to:			Correction of Asset or Liability Balances

	Prior Year Income	Prior Year Surplus	Current Year Surplus

	(In Millions)

Policyholders’ reserves	$(11)	$-	$(11)	$11
General insurance expenses	(8)	-	(8)	8
Partnership income	(7)	2	(5)	5
Other	8	-	8	(8)
Derivatives	7	-	7	(7)
Fixed assets	5	-	5	(5)
Premium income	5	-	5	(5)
Prepaid commissions and allowances	2	(2)	-	-

Total	$1	$-	$1	$(1)

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following summarizes corrections of prior year errors for the year ended December 31, 2010:

	0000000000000	0000000000000	0000000000000	0000000000000
	Increase (Decrease) to:			Correction of Asset or Liability Balances

	Prior Year Income	Prior Year Surplus	Current Year Surplus

		(In Millions)

Separate account income	$(21)	$-	$(21)	$21
Partnership income	(20)	20	-	-
Reinsurance	(5)	-	(5)	5
Policy loans	(4)	-	(4)	4
Prepaid commissions and allowances	36	(36)	-	-
Policyholders’ reserves	24	-	24	(24)
Impaired asset	5	-	5	(5)
Other	2	-	2	(2)

Total	$17	$(16)	$1	$(1)

The $20 million in partnership income was a reclassification within surplus and therefore had no impact to surplus at December 31, 2010. Prepaid commissions and allowances of $36 million were recorded and then nonadmitted through the Statutory Statements of Changes in Surplus. Previously the Company directly expensed these costs.

The following summarizes corrections of prior year errors for the year ended December 31, 2009:

	0000000000000	0000000000000	0000000000000	0000000000000
	Increase (Decrease) to:			Correction of Asset or Liability Balances

	Prior Year Income	Prior Year Surplus	Current Year Surplus

		(In Millions)

Policyholders’ reserves	$(29)	$-	$(29)	$29
Partnership income	-	(8)	(8)	8
Reinsurance	3	-	3	(3)
Prepaid commissions and allowances	1	-	1	(1)

Total	$(25)	$(8)	$(33)	$33

As a result of the net activity above, the Company recorded, in the Statutory Statements of Changes in Surplus for the year ended December 31, 2009, a net decrease of $25 million through prior period adjustments and a net decrease of $8 million through the change in net unrealized capital gains (losses).

Certain 2010 and 2009 balances within these financial statements have been reclassified to conform to the current year presentation.

c.   Bonds

Bonds are generally valued at amortized cost using the constant yield interest method with the exception of NAIC Category 6 bonds and certain residential mortgage-backed securities (RMBS) and commercial mortgage-backed securities (CMBS), which are rated by outside modelers, that are carried at the lower of amortized cost or fair value. Bond transactions are recorded on a trade date basis, except for private placement bonds which are recorded on the funding date.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

For fixed income securities that do not have a fixed schedule of payments, such as asset-backed securities (ABS), mortgage-backed securities (MBS), including RMBS and CMBS, and structured securities, including collateralized debt obligations (CDOs), amortization or accretion is revalued quarterly based on the current estimated cash flows, using either the prospective or retrospective adjustment methodologies for each type of security. Certain fixed income securities with the highest ratings from a rating agency follow the retrospective method of accounting. Under the retrospective method, the recalculated effective yield equates the present value of the actual and anticipated cash flows, including new prepayment assumptions, to the original cost of the investment. Prepayment assumptions are based on borrower constraints and economic incentives such as the original term, age and coupon of the loan as affected by the interest rate environment. The current carrying value is then increased or decreased to the amount that would have resulted had the revised yield been applied since inception, and investment income is correspondingly decreased or increased. All other fixed income securities, such as floating rate bonds and interest only securities, including those that have been impaired, follow the prospective method of accounting. Under the prospective method, the recalculated future effective yield equates the carrying value of the investment to the present value of the anticipated future cash flows.

The fair value of bonds is based on quoted market prices when available. If quoted market prices are not available, values provided by other third-party organizations are used. If values provided by other third-party organizations are unavailable, fair value is estimated using internal models by discounting expected future cash flows using observable current market rates applicable to yield, credit quality and maturity of the investment or using quoted market values for comparable investments. Internal inputs used in the determination of fair value include estimated prepayment speeds, default rates, discount rates and collateral values, among others. Structure characteristics and cash flow priority are also considered. Fair values resulting from internal models are those expected to be received in an orderly transaction between willing market participants at the financial statement date.

Refer to Note 2bb. “Realized capital gains and losses including other-than-temporary impairments and unrealized capital gains and losses” for information on the Company’s policy for determining OTTI.

d.   Preferred stocks

Preferred stocks in good standing are generally valued at amortized cost. Preferred stocks not in good standing, those which are rated Categories 4 through 6 by the Securities Valuation Office (SVO), are valued at the lower of amortized cost or fair value. Fair values are based on quoted market prices, when available. If quoted market prices are not available, the Company estimates fair value using broker-dealer quotations or internal models. These models use inputs not directly observable or correlated with observable market data. Typical inputs integrated into the Company’s internal discounted expected earnings models include, but are not limited to, earnings before interest, taxes, depreciation and amortization estimates. Fair values resulting from internal models are those expected to be received in an orderly transaction between willing market participants at the financial statement date.

Refer to Note 2bb. “Realized capital gains and losses including other-than-temporary impairments and unrealized capital gains and losses” for information on the Company’s policy for determining OTTI.

e.   Common stocks - subsidiaries and affiliates

Common stocks of unconsolidated subsidiaries, primarily C. M. Life Insurance Company (C.M. Life), MML Bay State Life Insurance Company (MML Bay State) and MMHLLC, are accounted for using the statutory equity method. The Company accounts for the value of its investment in MMHLLC at its underlying U.S. GAAP net equity adjusted to remove certain nonadmitted and intangible assets, as well as a portion of its noncontrolling interests (NCI) and appropriated retained earnings (ARE), after consideration of MMHLLC’s fair value and the Company’s capital levels. Operating results, less dividend distributions, of unconsolidated subsidiaries are reflected as net unrealized capital gains (losses) in the Statutory Statements of Changes in Surplus. Dividend distributions received from MMHLLC are recorded in net investment income and are limited to MMHLLC’s U.S. GAAP retained earnings. The cost basis of common stocks - subsidiaries and affiliates is adjusted for impairments deemed to be other than temporary, consistent with common stocks - unaffiliated. Refer to Note 4d. “Common stocks - subsidiaries and affiliates” for further information on the valuation of MMHLLC.

Refer to Note 2bb. “Realized capital gains and losses including other-than-temporary impairments and unrealized capital gains and losses” for information on the Company’s policy for determining OTTI.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

f.   Common stocks - unaffiliated

The fair value of common stocks is based on quoted market prices when available. If quoted market prices are not available, values provided by other third-party organizations are used. If values from other third parties are unavailable, fair values are determined by management using estimates based upon internal models. The Company’s internal models include estimates based upon comparable company analysis, review of financial statements, broker quotes and last traded price. Fair values resulting from internal models are those expected to be received in an orderly transaction between willing market participants at the financial statement date.

Refer to Note 2bb. “Realized capital gains and losses including other-than-temporary impairments and unrealized capital gains and losses” for information on the Company’s policy for determining OTTI.

g.   Mortgage loans

Mortgage loans are valued at the unpaid principal balance of the loan, net of unamortized premium and discount, valuation allowances, nonrefundable commitment fees and mortgage interest points. The mortgage loan portfolio is comprised of commercial mortgage loans, including mezzanine loans, and residential mortgage loan pools. Mezzanine loans are loans secured by a pledge of direct or indirect equity interest in an entity that owns real estate. Mezzanine loans are subordinate to senior secured first liens. However, the Company has negotiated provisions with the senior lender within the loan documents to maximize control with the objective of mitigating the Company’s risks as the mezzanine lender. Residential mortgage loan pools are pools of homogeneous residential mortgage loans substantially backed by Federal Housing Administration (FHA) and Veterans Administration (VA) guarantees.

Interest income earned on impaired loans is accrued on the outstanding principal balance of the loan based on the loan’s contractual coupon rate. Interest is not accrued for impaired loans more than 60 days past due, for loans delinquent more than 90 days, or when collection of interest is improbable. The Company continually monitors mortgage loans where the accrual of interest has been discontinued, and will resume the accrual of interest on a mortgage loan when the facts and circumstances of the borrower and property indicate that the payments will continue to be received according to the terms of the original or modified mortgage loan agreement.

Refer to Note 2bb. “Realized capital gains and losses including other-than-temporary impairments and unrealized capital gains and losses” for information on the Company’s policy for determining OTTI.

h.   Policy loans

Policy loans are carried at the outstanding loan balance less amounts unsecured by the cash surrender value of the policy. At issuance, policy loans are fully secured by the cash surrender value of the policy. Unsecured amounts can occur when subsequent charges are incurred on the underlying policy without the receipt of additional premium. If the premium is not paid during the contractual grace period, the policy will lapse. Unsecured nonadmitted amounts were less than $1 million as of December 31, 2011 and 2010. Policy loans earn interest calculated based upon either a fixed or a variable interest rate. Accrued investment income on policy loans more than 90 days past due is included in the unpaid balance of the policy loan not to exceed the cash surrender value of the underlying contract.

i.   Real estate

Investment real estate, which the Company has the intent to hold for the production of income, and real estate occupied by the Company are carried at depreciated cost, less encumbrances. Depreciation is calculated using the straight-line method over the estimated useful life of the real estate holding, not to exceed 40 years. Depreciation expense is included in net investment income.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

When an investment in real estate, held for the production of income is transferred to real estate, held for sale, it is transferred at the lower of depreciated cost or fair value, less selling costs. Real estate classified as held for sale is not depreciated. Adjustments to the carrying value of real estate held for sale are recorded in a valuation reserve when fair value less selling costs is below depreciated cost. Changes in the valuation reserve are included in realized capital losses.

Real estate acquired in satisfaction of debt is recorded at the lower of cost or fair value, less selling costs, at the date of foreclosure and is classified as held for sale.

Fair value is generally estimated using the present value of expected future cash flows discounted at a rate commensurate with the underlying risks. The Company also obtains external appraisals for a rotating selection of properties annually. If an external appraisal is not obtained, an internal appraisal is performed.

Refer to Note 2bb. “Realized capital gains and losses including other-than-temporary impairments and unrealized capital gains and losses” for information on the Company’s policy for determining OTTI.

j.   Partnerships and limited liability companies

Partnerships and LLCs, except for partnerships that generate low income housing tax credits (LIHTC), are accounted for using the equity method with the change in the equity value of the underlying investment recorded in surplus. Distributions received are recognized as net investment income to the extent the distribution does not exceed previously recorded accumulated undistributed earnings.

Investments in partnerships that generate LIHTC are carried at amortized cost unless considered impaired. Under the amortized cost method, the excess of the carrying value of the investment over its estimated residual value is amortized into income during the period in which tax benefits are recognized.

The equity method is suspended if the carrying value of the investment is reduced to zero due to losses from the investment. Once the equity method is suspended, losses are not recorded until the investment returns to profitability and the equity method is resumed. However, if the Company has guaranteed obligations of the investment or is otherwise committed to provide further financial support for the investment, losses will continue to be reported up to the amount of those guaranteed obligations or commitments.

Refer to Note 2bb. “Realized capital gains and losses including other-than-temporary impairments and unrealized capital gains and losses” for information on the Company’s policy for determining OTTI.

k.   Derivatives and other invested assets

Derivatives and other invested assets consist of investments in derivative financial instruments and receivables for securities sold.

Derivative financial instruments are carried at estimated fair value, which is based primarily upon quotations obtained from counterparties and independent sources. The quotations from counterparties and independent sources are compared to internally derived prices and a price challenge is lodged with the counterparties and independent sources when a significant difference cannot be explained by appropriate adjustments to the internal model. When quotes from counterparties and independent sources are not reliable or available, the internally derived value is recorded. Changes in the fair value of these instruments are recorded as unrealized capital gains and losses in surplus. Gains and losses realized on the termination, closing or assignment of contracts are recorded as realized capital gains and losses. Amounts receivable and payable are accrued.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company adopted a clearly defined hedging strategy (CDHS) to enable the Company to incorporate currently held hedges in risk-based capital (RBC) calculations. The CDHS is used to significantly mitigate the impact that movements in capital markets have on the liabilities associated with annuity guarantees. The hedge portfolio is comprised mainly of interest rate swaps, equity swaps, interest rate swaptions and equity futures, and provides protection in the stress scenarios under which RBC is calculated. The hedge portfolio has offsetting impacts relative to the total asset requirement for RBC and surplus for guaranteed minimum death benefits (GMDBs) and variable annuity guaranteed living benefits (VAGLBs).

l.   Cash, cash equivalents and short-term investments

The Company considers all highly liquid investments purchased with maturities of three months or less to be cash and cash equivalents and carries them at amortized cost.

Short-term investments, which are carried at amortized cost, consist of all highly liquid investments purchased with maturities of greater than three months and less than or equal to 12 months. Investments in money market mutual funds, commercial paper, and securities purchased under agreements to resell are classified as short-term investments.

The Company has entered into contracts for securities purchased under agreements to resell whereby the Company purchases securities and simultaneously agrees to resell the same or substantially the same securities. Securities purchased under agreements to resell are accounted for as collateralized loans, with the cash paid for the securities included in the Statutory Statements of Cash Flows as a short-term investment. The underlying securities are not recorded as investments owned by the Company, but instead serve as collateral related to these short-term investments. The difference between the amount paid and the amount at which the securities will be subsequently resold is reported as interest income in net investment income. At purchase, the Company requires collateral in the form of securities with a fair value of a minimum of 102% of the securities’ purchase price. If at anytime the fair value of the collateral declines to less than 100% of the securities’ purchase price, the counterparty is obligated to provide additional collateral to bring the total collateral held by the Company to at least 102% of the securities’ purchase price.

The carrying value reported in the Statutory Statements of Financial Position for these instruments approximates the fair value.

m.   Investment income due and accrued

Accrued investment income consists primarily of interest and dividends. Interest is recognized on an accrual basis and dividends are recorded as earned on the ex-dividend date. Due and accrued income is not recorded on: (a) bonds and mortgage loans delinquent more than 90 days or where collection of interest is improbable; (b) impaired bonds and mortgage loans more than 60 days past due; (c) bonds in default; (d) rent in arrears for more than 90 days; and (e) policy loan interest due and accrued in excess of the cash surrender value of the underlying contract.

n.   Other than invested assets

Other than invested assets primarily includes deferred and uncollected premium, reinsurance receivables, other receivable items and fixed assets.

Fixed assets are carried at cost less accumulated depreciation and amortization. Depreciation and amortization is determined using the straight-line method over the estimated useful lives of the assets. Estimated lives range up to fifteen years for leasehold improvements and up to eleven years for all other fixed assets. Within fixed assets, most unamortized software and office equipment are nonadmitted assets.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

o.   Nonadmitted assets

Assets designated as nonadmitted by the NAIC include the pension plan assets, certain investments in partnerships for which audits are not performed, advances and prepayments, certain electronic data processing (EDP) equipment, the amount of DTAs (subject to certain limitations) that will not be realized by the end of the third calendar year, certain other receivables, furniture, uncollected premiums and certain intangible assets. Such amounts are excluded from the Statutory Statements of Financial Position.

p.   Separate accounts

Separate account assets and liabilities represent segregated funds administered and invested by the Company for the benefit of group and individual variable annuity, variable life and other insurance contract/policyholders to meet specific investment objectives. Separate account assets consist principally of marketable securities reported at fair value. Except for Company seed money and supplemental accounts, as noted below, separate account assets can only be used to satisfy separate account liabilities and are not available to satisfy the general obligations of the Company. The Company’s revenue reflects fees charged to the separate accounts including administrative and investment advisory fees.

Assets may be transferred from the general investments of the Company to seed products within the separate accounts. Assets transferred to separate accounts are transferred at fair market value on the date the transaction occurs. Gains related to the transfer are deferred to the extent that the Company maintains a proportionate interest in the separate account. The deferred gain is recognized as the Company’s ownership decreases or when the separate account sells the underlying asset during the normal course of business. Losses associated with these transfers are recognized immediately.

Separate accounts reflect two categories of risk assumption: nonguaranteed separate accounts for which the contract/policyholder assumes the investment risk and guaranteed separate accounts for which the Company contractually guarantees either a minimum return or minimum account value to the contract/policyholder. For certain guaranteed separate account products such as interest rate guaranteed products and indexed separate account products, reserve adequacy is performed on a contract by contract basis using, as applicable, prescribed interest rates, mortality rates and asset risk deductions. If the outcome from this adequacy analysis produces a deficiency relative to the current account value, a liability is recorded in policyholders’ reserves or liabilities for deposit-type contracts in the Statutory Statements of Financial Position with the corresponding change in the liability recorded as change in policyholders’ reserves or policyholders’ benefits in the Statutory Statements of Income (Loss).

Premium income, benefits and expenses of the separate accounts are included in the Statutory Statements of Income (Loss) with the offset recorded as a transfer to/from the separate accounts. Investment income and realized capital gains and losses on the assets of separate accounts, other than seed money, accrue to contract/policyholders and are not recorded in the Statutory Statements of Income (Loss). Unrealized capital gains and losses on assets of separate accounts accrue to contract/policyholders and, accordingly, are reflected in the separate account liability to the contract/policyholder.

q.   Policyholders’ reserves

Policyholders’ reserves provide amounts adequate to discharge estimated future obligations in excess of estimated future premium on policies in force.

Reserves for individual life insurance contracts are developed using accepted actuarial methods computed principally on the net level premium or Commissioners’ Reserve Valuation Method (CRVM) bases using the American Experience or the 1941, 1958, 1980 or the 2001 Commissioners’ Standard Ordinary mortality tables with assumed interest rates. Reserves for disability riders associated with life contracts are calculated using morbidity rates from the 1952 Period 2 Intercompany Disability Table.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company waives deduction of deferred fractional premium at death and returns any portion of the final premium beyond the date of death. Reserves are computed using continuous functions to reflect these practices.

The Company charges a higher premium on certain contracts that cover substandard mortality risk. For these policies, the reserve calculations are based on a substandard mortality rate, which is a multiple of the standard mortality tables.

Certain variable universal life and universal life contracts include features such as GMDBs or other guarantees that ensure continued death benefit coverage when the policy would otherwise lapse. The value of the guarantee is only available to the beneficiary in the form of a death benefit. The liability for variable and universal life GMDBs and other guarantees is included in policyholders’ reserves and the related change in this liability is included in change in policyholders’ reserves.

Reserves for individual and group payout annuities are developed using accepted actuarial methods computed principally under Commissioners’ Annuity Reserve Valuation Method (CARVM) using applicable interest rates and mortality tables. Individual payout annuities primarily use the 1971 and 1983 Individual Annuity Mortality and Annuity 2000 tables. Group payout annuities primarily use the 1983 Group Annuity Mortality and 1994 Group Annuity Reserving tables.

Certain individual variable annuity products issued by the Company offer GMDBs and VAGLBs. The primary types of VAGLBs offered by the Company are guaranteed minimum accumulation benefits (GMABs), guaranteed minimum income benefits (GMIBs) and guaranteed minimum withdrawal benefits (GMWBs). In general, these benefit guarantees require the contract or policyholder to adhere to a company-approved asset allocation strategy. The liabilities for individual variable annuity GMDBs and VAGLBs are included in policyholders’ reserves and the related changes in these liabilities are included in change in policyholders’ reserves.

Variable annuity GMDBs provide a death benefit in excess of the account value if the account value is less than the guaranteed minimum amount. Some contracts provide that guarantee upon the contract owner’s death and others provide it upon the annuitant’s death. This amount may be based on a return of premium (the premium paid less amounts withdrawn), a roll-up (an accumulation of premium at a specified interest rate adjusted for withdrawals), a reset (the contract value on a specified anniversary date adjusted for subsequent withdrawals, which is allowed to decrease when reset) or a ratchet (the contract value on a specified anniversary date adjusted for subsequent withdrawals, which is never allowed to decrease when reset). For a variable annuity contract, a decline in the stock market causing the contract value to fall below the specified amount will increase the net amount at risk, which is the GMDB in excess of the contract value.

GMABs provide the annuity contract holder with a guaranteed minimum account value at the end of the products guarantee period. If the account value is below that guarantee at the end of the period, the account value is increased to the guaranteed level and the contract continues from that point. Options for the guarantee period are ten and twenty years.

GMIBs provide the annuity contract holder with a guaranteed minimum payment when the contract is annuitized. The GMIB would be beneficial to the contract holder if the contract holder’s account value would otherwise not provide a higher annuitization value using currently offered rates at the time of annuitization. GMIB benefits generally anticipate payout between ages 60 and 90. The Company first issued GMIBs in 2002 and suspended issuing contracts with GMIBs by March 2009. GMIBs cannot be exercised prior to at least seven years after contract issuance.

GMWBs provide the annuity contract holder with a guarantee that a minimum amount will be available for withdrawal annually for life regardless of the contract value. In 2009, the Company temporarily suspended issuing contracts with GMWBs. Beginning in the first quarter of 2010 the Company began offering a newly designed GMWB on a variable annuity product.

Reserves for individual and group fixed deferred annuities are developed using accepted actuarial methods computed principally under CARVM using applicable interest rates and mortality tables. Individual fixed deferred annuities primarily use the 1971 and 1983 Individual Annuity Mortality and Annuity 2000 tables. Group fixed deferred annuities primarily use the 1983 Group Annuity Mortality and 1994 Group Annuity Reserving tables.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Reserves for individual and group variable deferred annuities are developed using accepted actuarial methods computed principally under CARVM for variable annuities using applicable interest rates and mortality tables. Individual variable deferred annuities primarily use the 1994 Minimum Guaranteed Death Benefit or Annuity 2000 tables. The liability is evaluated under both a standard scenario and stochastic scenarios net of currently held applicable hedge asset cash flows. The Company holds the reserve liability valuation at the higher of the standard or stochastic scenario values. Based on the Company’s currently held hedges, if market interest rates increase, the fair value of the Company hedges would decrease in value and reserves would decrease. Should market interest rates decrease, the fair value of the Company hedges would increase in value and reserves would increase. In addition, the Company elected to hold additional reserves above those indicated based on the stochastic or standard scenario in order to maintain a prudent level of reserve adequacy.

The standard scenario is a prescriptive reserve with minimal company discretion. The primary driver of the standard scenario result is the composition of the in force policies, with the key factor being the extent to which the product guarantees are “in the money.” The value of the reserve guarantees under the standard scenario is driven primarily by equity markets.

For the stochastic scenarios, the Company uses the American Academy of Actuaries’ scenarios. Prudent estimate assumptions used for policyholder behavior (lapses, partial withdrawals, annuitization and additional premium), mortality, expenses and commissions, investment management fees and taxes are consistent with those used for asset adequacy testing and are based on Company experience. The key drivers for the stochastic results are the degree that the variable annuity benefits are “in the money” given equity market levels, policyholder elections for GMIBs, currently held applicable hedge asset cash flows, expenses and discount interest rates.

Disability income policy reserves are generally calculated using the two-year preliminary term method and actuarially accepted morbidity tables using the 1964 Commissioners’ Disability Table and the 1985 Commissioners’ Individual Disability Table A with assumed interest and mortality rates in accordance with applicable statutes and regulations.

Disabled life claim reserves are generally calculated using actuarially accepted methodologies and actuarially accepted morbidity tables using the 1964 Commissioners’ Disability Table and 1985 Commissioners’ Individual Disability Tables A and C with assumed interest rates in accordance with applicable statutes and regulations.

Long-term care policy reserves are generally calculated using the one-year preliminary term method and actuarially accepted morbidity, mortality and lapse tables with assumed interest rates in accordance with applicable statutes and regulations.

Long-term care claim reserves are generally calculated using actuarially accepted methodologies and actuarially accepted morbidity tables with assumed interest rates in accordance with applicable statutes and regulations.

Unpaid claims and claim expense reserves are related to disability and long-term care claims. Unpaid disability claim liabilities are projected based on the average of the last three disability payments paid prior to the valuation date. Claim expense reserves are based on an analysis of the unit expenses related to the processing and examination of new and ongoing claims. Interest accrued on reserves is calculated by applying NAIC prescribed interest rates to the average reserves by incurral year.

Tabular interest, tabular reserves less actual reserves released, and tabular cost for all life and annuity contracts and supplementary contracts involving life contingencies are determined in accordance with NAIC Annual Statement instructions. For tabular interest, permanent and term products use a formula that applies a weighted average interest rate determined from a seriatim valuation file to the mean average reserves. Universal life, variable life, group life, annuity and supplemental contracts use a formula that applies a weighted average credited rate to the mean account value. For contracts without an account value (e.g., a Single Premium Immediate Annuity), a weighted average statutory valuation rate is applied to the mean statutory reserve or accepted actuarial methods using applicable interest rates are applied.

All policyholders’ reserves and accruals are based on the various estimates discussed previously and are presented net of reinsurance. Management believes that these liabilities and accruals represent management’s best estimate and will be sufficient, in conjunction with future revenues, to meet future anticipated obligations of policies and contracts in force.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

r.   Liabilities for deposit-type contracts

Liabilities for funding agreements, dividend accumulations, premium deposit funds, investment-type contracts such as supplementary contracts not involving life contingencies and certain structured settlement annuities are based on account value or accepted actuarial methods using applicable interest rates. Fair value is estimated by discounting expected future cash flows using current market interest rates.

s.   Participating contracts

Participating contracts are those that may be eligible to share in any dividends declared by the Company. Participating contracts issued by the Company represented 69% and 71% of the Company’s policyholders’ reserves and liabilities for deposit-type contracts as of December 31, 2011 and 2010, respectively.

t.   Policyholders’ dividends

Dividends expected to be paid to policyholders in the following year are approved annually by the Company’s Board of Directors and are recorded as an expense in the current year. The allocation of these dividends to policyholders reflects the relative contribution of each group of participating policies to surplus and considers, among other factors, investment returns, mortality and morbidity experience, expenses and taxes. The liability for policyholders’ dividends includes the estimated amount of annual dividends and settlement dividends. Settlement dividends are an extra dividend payable at termination of a policy upon maturity, death or surrender.

u.   Asset valuation reserve

The Company maintains an AVR that is a contingency reserve to stabilize surplus against fluctuations in the statement value of common stocks, real estate investments, partnerships and LLCs as well as credit-related changes in the value of bonds, preferred stocks, mortgage loans, and certain derivatives to the extent that AVR is greater than zero for the appropriate asset category. The AVR is reported as a liability and the change in AVR is reported in surplus.

v.   Interest maintenance reserve

The Company maintains an IMR that is used to stabilize net income against fluctuations in interest rates. After-tax realized capital gains and losses which result from changes in the overall level of interest rates for all types of fixed-income investments and interest-related hedging activities are deferred into the IMR and amortized into revenue using the grouped amortization method. The IMR is included in other liabilities, or if negative, is nonadmitted.

w.   Securities sold under agreements to repurchase

The Company has entered into contracts for securities sold under agreements to repurchase whereby the Company sells securities and simultaneously agrees to repurchase the same or substantially the same securities. Securities sold under agreements to repurchase are accounted for as collateralized borrowings with the proceeds from the sale of the securities recorded as a liability and the underlying securities recorded as an investment by the Company. Earnings on these investments are recorded as investment income and the difference between the proceeds and the amount at which the securities will be subsequently reacquired is amortized as interest expense. Securities sold under agreements to repurchase are used as a tool for overall portfolio management to help ensure the Company maintains adequate assets in order to provide yield spread and duration to support liabilities and other corporate needs.

The Company provides collateral, as dictated by the agreements, to the counterparty in exchange for a loan. If the fair value of the securities sold becomes less than the loan, the counterparty may require additional collateral.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

x.   Commercial paper

The Company issues commercial paper in the form of unsecured notes (Notes) and interest on the Notes is calculated using a 360-day year based on the actual number of days elapsed. Due to the short-term nature of the Notes, the carrying value is assumed to approximate fair value.

y.   Other liabilities

Other liabilities primarily include IMR, remittances and items not allocated, derivative payables, amounts held for agents and pending securities settlements.

z.   Reinsurance

The Company enters into reinsurance agreements with affiliated and unaffiliated insurers in the normal course of business to limit its insurance risk. The Company’s retention limit per individual life insured is generally $15 million.

Premium income, benefits to policyholders and policyholders’ reserves are stated net of reinsurance. Premium, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company records a receivable for reinsured benefits paid and reduces policyholders’ reserves for the portion of insurance liabilities that are reinsured. Commissions and expense allowances on reinsurance ceded and modified coinsurance reserve adjustments on reinsurance ceded are recorded as revenue.

aa. Premium and related expense recognition

Life insurance premium revenue is generally recognized annually on the anniversary date of the policy and excess premium for flexible products is recognized when received. Annuity premium is recognized as revenue when received. Disability income premium is recognized as revenue when due.

Premium revenue is adjusted by the related deferred premium adjustment. Deferred premium adjusts for the overstatement created in the calculation of reserves as the reserve computation assumes the entire year’s net premium is collected annually at the beginning of the policy year and does not take into account installment or modal payments. Commissions and other costs related to issuance of new policies and policy maintenance and settlement costs are charged to current operations when incurred. Surrender fee charges on certain life and annuity products are recorded as a reduction of benefits and expenses.

bb.	Realized capital gains and losses including other-than-temporary impairments and unrealized capital gains and losses

Realized capital gains and losses, net of taxes, exclude gains and losses deferred into the IMR and gains and losses of the separate accounts. Realized capital gains and losses are recognized in net income and include OTTI, and are determined using the specific identification method.

Bonds - general

The Company employs a systematic methodology to evaluate OTTI by conducting a quarterly analysis of all bonds. The Company considers the following factors, where applicable depending on the type of securities, in the evaluation of whether a noninterest related decline in value is other than temporary: (a) the likelihood that the Company will be able to collect all amounts due according to the contractual terms of the debt security; (b) the present value of the expected future cash flows of the security; (c) the characteristics, quality and value of the underlying collateral or issuer securing the position; (d) collateral structure; (e) the length of time and extent to which the fair value has been below amortized cost; (f) the financial condition and near-term prospects of the issuer; (g) adverse conditions related to the security or industry; (h) the rating of the security; and (i) the Company’s ability and intent to hold the investment for a period of time sufficient to allow for an anticipated recovery to amortized cost.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company considers the following factors in the evaluation of whether an interest related decline in value is other than temporary: (a) the Company’s near-term intent to sell; (b) the Company’s contractual and regulatory obligations; and (c) the Company’s ability and intent not to sell the investment until anticipated recovery of the cost of the investment.

The Company also considers other qualitative and quantitative factors in determining the existence of OTTI including, but not limited to, unrealized loss trend analysis and significant short-term changes in value.

When a bond is other-than-temporarily impaired, a new cost basis is established. Any difference between the new amortized cost basis and any increased present value of future cash flows expected to be collected is accreted into net investment income over the expected life of the bond.

If the Company has the intent to sell, or the inability, or lack of intent to retain the investment in a loan-backed or structured security for a period sufficient to recover the amortized cost basis, an OTTI is recognized in earnings as a realized loss equal to the entire difference between the investment’s amortized cost basis and its fair value at the balance sheet date. Otherwise, if the present value of cash flows expected to be collected is less than the amortized cost basis of the security, an OTTI is recognized in earnings as a realized loss equal to the difference between the investment’s amortized cost basis and the present value of cash flows expected to be collected, discounted at the loan-backed or structured security’s effective interest rate. Internal inputs used in determining the amount of the OTTI on structured securities included collateral performance including prepayment speeds, default rates, and loss severity based on borrower and loan characteristics, as well as deal structure including subordination, over-collateralization and cash flow priority.

The impairment review process provides a framework for deriving OTTI in a manner consistent with market participant assumptions. In these analyses, credit quality by loan vintage, collateral type and investment structure are critical elements in determining OTTI.

Bonds - structured and loan-backed securities

ABS and MBS are evaluated for OTTI on a periodic basis using scenarios customized by collateral type. Cash flow estimates are based on various assumptions and inputs obtained from external industry sources along with internal analysis and actual experience. Assumptions are based on the specifics of each security including collateral type, loan type, vintage and subordination level in the structure. Where applicable, assumptions include prepayment speeds, default rates and loss severity, weighted average maturity and changes in the collateral values.

The Company has a review process for determining if CDO investments are at risk for OTTI. For the senior, mezzanine and junior debt tranches, cash flows are modeled using five scenarios based on the current ratings and values of the underlying corporate credit risks and incorporating prepayment and default assumptions that vary according to collateral attributes of each deal. The prepayment and default assumptions are varied within each model based upon rating (base case), historical expectations (default), rating change improvement (optimistic), rating change downgrade (pessimistic) and fair value (market). The default rates produced by these five scenarios are assigned an expectation weight according to current market and economic conditions and fed into a sixth scenario. OTTI is recorded if this sixth scenario results in the loss of any principal or interest payments due.

For the most subordinated junior CDO tranches, the present value of the projected cash flows in the sixth scenario are measured using an effective yield. If the current book value of the security is greater than the present value measured using an effective yield, an OTTI is taken in an amount sufficient to produce its effective yield. Certain CDOs cannot be modeled using all six scenarios because of limitations on the data needed for all scenarios. The cash flows for these CDOs, including foreign denominated CDOs, are projected using a customized scenario management believes is reasonable for the applicable collateral pool.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Common and preferred stock

The cost basis of common and preferred stocks is adjusted for impairments deemed to be other than temporary. The Company considers the following factors in the evaluation of whether a decline in value is other than temporary: (a) the financial condition and near-term prospects of the issuer; (b) the Company’s ability and intent to retain the investment for a period sufficient to allow for a near-term recovery in value; and (c) the period and degree to which the value has been below cost. The Company conducts a quarterly analysis of issuers whose common or preferred stock is not-in-good standing or valued below 80% of cost. The Company also considers other qualitative and quantitative factors in determining the existence of OTTI including, but not limited to, unrealized loss trend analysis and significant short-term changes.

Mortgage loans

The Company performs internal reviews at least annually to determine if individual mortgage loans are performing or nonperforming. The fair values of performing mortgage loans are estimated by discounting expected future cash flows using current interest rates for similar loans with similar credit risk. For nonperforming loans, the fair value is the estimated collateral value of the underlying real estate. If foreclosure is probable, the Company will obtain an external appraisal.

When, based upon current information and events, it is probable that the Company will be unable to collect all amounts of principal and interest due according to the contractual terms of the mortgage loan agreement, a valuation allowance is established for the excess of the carrying value of the mortgage loan over the fair value of its underlying collateral. Collectability and estimated decreases in collateral values are assessed on a loan-by-loan basis considering all events and conditions relevant to the loan. This evaluation is inherently subjective as it requires estimates that are susceptible to significant revisions as more information becomes available, as changes occur in the market or as negotiations with the borrowing entity evolve. Changes to the valuation allowance are recorded in net unrealized capital gains (losses) in surplus. If there is a change in the fair value of the underlying collateral, the valuation allowance will be adjusted. At no time will the net carrying amount of the loan exceed the recorded investment in the loan. When an event such as the acquisition of the collateral is determined to be probable, previously recorded valuation allowance adjustments are reversed from unrealized capital losses and a direct write-down is recorded as OTTI in realized capital losses. When an OTTI is recorded, a new cost basis is established reflecting management’s estimate of the fair value of the collateral.

Real estate

For real estate held for the production of income, depreciated cost is adjusted for impairments whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable, with the impairment being included in realized capital losses. An impairment will be required if the property’s estimated future net cash flows over ten years, undiscounted and without interest charges, is less than book value.

For real estate held for sale, the fair value is determined by an appraisal based on relevant market data and estimated selling price. Any subsequent declines in value are recorded as an impairment and included in realized capital losses.

Partnerships and LLCs

When it is probable that the Company will be unable to recover the outstanding carrying value of an investment based on undiscounted cash flows, or there is evidence indicating an inability of the investee to sustain earnings to justify the carrying value of the investment, OTTI is recognized in realized capital losses reflecting the excess of the carrying value over the estimated fair value of the investment. The estimated fair value is determined by assessing the value of the partnership’s or LLC’s underlying assets, cash flow, current financial condition and other market factors.

For determining impairments in partnerships that generate LIHTC, the Company uses the present value of all future benefits, the majority of which are tax credits, discounted at a risk-free rate ranging from 0.2% for future benefits of two years to 2.1% for future benefits of ten years or greater and compares the results to its current book values. Impairments are recognized as realized capital losses.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Unrealized capital gains and losses

Unrealized capital gains and losses are recorded as a change in surplus.

cc.   Employee compensation plans

The Company has a long-term incentive compensation plan under which certain employees of the Company and its subsidiaries may be issued phantom share-based compensation awards. These awards include Phantom Stock Appreciation Rights (PSARs) and Phantom Restricted Stock (PRS). These awards do not grant an equity or ownership interest in the Company.

PSARs provide the participant the right to receive the appreciation in phantom stock price over the award period, providing an individual with the opportunity to share in the value created in the total enterprise. Awards can only be settled in cash equal to the gain, if any, related to the number of PSARs exercised. PSARs cliff vest at the end of three years and expire five years after the date of grant. Vested PSARs may be exercised during quarterly two-week exercise periods prior to expiration. The compensation expense for an individual award is recognized over the service period.

PRS provides the participant with the opportunity to receive the full phantom share value over the award period. This value is determined by grant price plus/minus any change in share price. PRS vests on a graded basis over five years, one third per year after years three, four and five. On each vesting date, a lump sum cash settlement is paid to the participant based on the number of shares vested multiplied by the most recent phantom stock price. Compensation expense is recognized on the accelerated attribution method. The accelerated attribution method recognizes compensation expense over the vesting period by which each separate payout year is treated as if it were, in substance, a separate award.

All awards granted under the Company’s plans are compensatory classified awards. Compensation costs are based on the most recent quarterly calculated intrinsic value of the PSARs (current share price less grant price per share not less than zero) and PRS (current share price per share), considering vesting provisions, net of forfeiture assumptions and are included in the Statutory Statements of Financial Position as a liability in general expenses due or accrued. The compensation expense for an individual award is recognized over the service period. The cumulative compensation expense for all outstanding awards in any period is equal to the change in calculated liability period over period. The requisite service period for the awards is the vesting period. Awards contain vesting conditions, whereby employees’ unvested awards immediately vest at the time of retirement, death or disability with a one year exercise period after termination. A formula serves as the basis for the phantom share price, based on the management basis core operating earnings of the Company and its subsidiaries. This phantom share price is calculated and communicated to all participants quarterly and is used in calculating the liability of the Company based on intrinsic value.

dd.   Federal income taxes

Total federal income taxes are based upon the Company’s best estimate of its current and deferred tax assets or liabilities. Current tax expense is reported on the income statement as federal income tax expense if resulting from operations and within net realized capital gains (losses) if resulting from capital transactions. Changes in the balances of deferred taxes, which provide for book versus tax temporary differences, are subject to limitations and are reported within various lines within surplus. Accordingly, the reporting of statutory to tax temporary differences, such as reserves and policy acquisition costs, and of statutory to tax permanent differences, such as tax-exempt interest and tax credits, results in effective tax rates in the Statutory Statements of Income (Loss) that differ from the federal statutory tax rate.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

3. New accounting standards

a.   Adoption of new accounting standards

In September 2009, the NAIC issued guidance pertaining to loan-backed and structured securities, which superseded existing guidance regarding treatment of their cash flows when quantifying changes in valuation and impairments of loan-backed and structured securities. This revised guidance provided information on accounting for structured securities and beneficial interests with the primary impact related to OTTI. It required the bifurcation of impairment losses into interest and noninterest related portions. The noninterest portion is the difference between the present value of cash flows expected to be collected from the security and the amortized cost basis of the security. The interest portion is the difference between the present value of cash flows expected to be collected from the security and its fair value at the balance sheet date. If there is no intent to sell and the company has the intent and the ability to retain the investment to recovery, then only the noninterest loss is recognized through earnings. However, if there is an intent to sell or the company does not have the intent and ability to hold the investment for a period of time sufficient to recover the amortized cost basis, the security must be written down to fair value and the loss recognized through earnings. This guidance required a cumulative effect adjustment to statutory surplus as of July 1, 2009. For any previously other-than-temporarily impaired structured security to have been included in the cumulative effect adjustment, the company must have held the security as of September 30, 2009, must not have had the intent to sell the security and must have had the intent and ability to hold the security for a period of time sufficient to recover the security’s amortized cost basis. This guidance required additional disclosures, including a listing of all investments where the present value of cash flows is less than amortized cost for securities with recognized OTTI. This guidance was issued as Statement of Statutory Accounting Principles (SSAP) No. 43R, “Loan-backed and Structured Securities,” and was effective September 30, 2009. The cumulative effect, as of July 1, 2009, of adopting this pronouncement was a decrease to surplus of approximately $71 million, net of the impact of AVR and income taxes.

In November 2009, the NAIC issued guidance pertaining to accounting requirements for income taxes, which increases the potential admittance of DTAs. It provided an increase in the admissibility limitation from 10% to 15% of surplus and an increase in the reversal/realization periods from one to three years. It required gross DTA to be reduced by a statutory valuation allowance if it is more likely than not that some portion or all of the gross DTA will not be realized. The valuation allowance is required whether or not an insurer can admit higher DTA based on the new standard, i.e. whether its RBC exceeds the minimum threshold. Significant disclosures are required, including splitting the DTA and deferred tax liability (DTL) by character, regardless of whether the company is eligible for the enhanced DTA admissibility standard. This guidance was issued as SSAP No. 10R, “Income Taxes – Revised, A Temporary Replacement of SSAP No. 10,” and was effective for 2009 annual statements and 2010 interim and annual statements. The effect, as of December 31, 2009, of adopting this pronouncement was an increase to admitted DTA by approximately $321 million. This guidance was extended through December 31, 2011 and updated to include additional disclosures regarding the impact of tax-planning strategies in determining the adjusted gross DTA and in determining the net admitted DTA by percentage and tax character.

In December 2009, the NAIC issued guidance pertaining to fair value measurements. This new standard provided statutory accounting guidance on defining fair value when other statutory accounting pronouncements require or permit fair value measurements, establishes a framework for measurement of fair value and expands fair value disclosures. It substantially adopted the fair value guidance in U.S. GAAP Accounting Standards Codification (ASC) 820 Fair Value Measurements and Disclosures. However, it excluded the consideration of a company’s own credit risk in estimating the fair value of a liability, including derivatives. This guidance was issued as SSAP No. 100, “Fair Value Measurements” and was effective for the December 31, 2010 financial statements, with early application permitted as of December 31, 2009. Adoption of this statement did not have a significant impact on the Company’s financial statements.

In June 2010, the NAIC clarified its intent regarding the bifurcation of all realized gains and losses on sales of loan-backed and structured securities. This guidance requires a cash flow analysis at the date of sale to bifurcate the realized gain or loss between credit and noncredit. The credit portion is reported in the AVR and the noncredit portion is deferred and amortized to the IMR. This guidance was issued as a revision to SSAP No. 43R, “Loan-backed and Structured Securities,” and was effective January 1, 2011. The adoption of this guidance did not have a significant impact on the Company’s financial statements.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

In October 2010, the NAIC modified the definitions of loan-backed and structured securities included in SSAP No. 43R. The revised definitions expand the requirement to include any securitized asset where the underlying cash flows are from all types of asset pools and not just those originating from either mortgages or securities. Regardless of the underlying collateral, each security structured through a special purpose entity, trust or LLC is expected to be reported as a SSAP No. 43R security, not as an issuer obligation under SSAP No. 26, “Bonds, excluding Loan-backed and Structured Securities.” This guidance was effective January 1, 2011. The adoption of this guidance did not have a significant impact on the Company’s financial statements.

In October 2010, the NAIC revised guidance pertaining to disclosure of withdrawal characteristics. These revisions expand the disclosure requirements for annuity actuarial reserves and deposit liabilities by withdrawal characteristics in accordance with the following categories: general account, separate account with guarantees, separate account nonguaranteed and the total. This guidance was issued as SSAP No. 51, “Life Contracts,” SSAP No. 52, “Deposit-Type Contracts” and SSAP No. 61, “Life, Deposit-Type and Accident and Health Reinsurance” and was effective January 1, 2011. The adoption of this guidance did not have a significant impact on the Company’s financial statements.

In October 2010, the NAIC revised existing guidance pertaining to guarantees. These revisions require reporting entities to recognize, at the inception of a guarantee, a liability for the obligations it has undertaken in issuing the guarantee, even if the likelihood of having to make payments under the guarantee is remote. This includes related party guarantees, except when the transaction is considered an “unlimited guarantee,” such as a rating agency requirement to provide a commitment to support a subsidiary, or a guarantee made on behalf of a wholly owned subsidiary. New disclosures require a listing of all guarantees, the carrying amount of the liability, the maximum exposure and any recourse provisions. This guidance was issued as SSAP No. 5R, “Liabilities, Contingencies and Impairments of Assets,” and applies to all guarantees issued and outstanding as of December 31, 2011. The adoption of this guidance did not have a significant impact on the Company’s financial statements.

b.   Future adoption of new accounting standards

In March 2011, the NAIC issued revisions to SSAP No. 100, “Fair Value Measurements,” which requires additional fair value disclosures. These additional disclosures include a disclosure in the fair value hierarchy of items that are disclosed with a fair value measurement but are not valued at fair value in the balance sheet. Also, companies will be required to disclose purchases, sales, issuances and settlements on a gross basis in the Level 3 rollforward disclosure. These new requirements are effective January 1, 2012. The Company currently discloses a gross presentation within the Level 3 rollforward disclosure. The adoption of the other requirements of this guidance is not expected to have a significant impact on the Company’s financial statements.

In November 2011, the NAIC issued SSAP No. 101, “Income Taxes, A Replacement of SSAP No. 10R and SSAP No. 10.” This statement revises statutory accounting principles for current and deferred federal and foreign income taxes and current state income taxes. SSAP No. 101, which is effective on January 1, 2012, will: 1) restrict the ability to use the 3 years/15 percent of surplus admission rule to those reporting entities that meet a new modified risk based capital ratio (Ex-DTA RBC ratio) threshold, 2) change the recognition threshold for recording tax contingency reserves from a probable liability standard to a more-likely-than-not liability standard, 3) require the disclosure of tax planning strategies that relate to reinsurance and 4) require consideration of reversal patterns of DTAs and DTLs in determining the extent to which DTLs could offset DTAs on the balance sheet. The Company is in the process of assessing the impact of adopting this standard.

c.   Change in accounting principles and methodology

Effective December 31, 2009, statutory guidance was issued applying to variable annuity reserves. This guidance set forth a principle-based reserve standard designed to improve statutory reserving for variable annuity products with guaranteed death and living benefits. The scope of this guidance included all individual and group, deferred and immediate variable annuities as well as other contracts involving certain guaranteed benefits similar to those offered with variable annuities. This guidance applies to in force contracts issued after January 1, 1981. The NAIC is currently using a similar approach to calculate RBC for these products. The methodology of this guidance is based on that approach and facilitates a framework so companies may determine both reserves and RBC in a consistent calculation.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Actuarial Guideline 43 (CARVM for Variable Annuities) became effective December 31, 2009 and is used in the calculation of reserves for guaranteed minimum death, accumulation, income and withdrawal benefits effective December 31, 2009. This guideline replaced Actuarial Guideline 34 (Variable Annuity Minimum Guaranteed Death Benefit Reserves) and Actuarial Guideline 39 (Reserves for Variable Annuities with Guaranteed Living Benefits), which were used in the calculation of reserves prior to December 31, 2009. The reserves held for guaranteed minimum death, accumulation, income and withdrawal benefits were $505 million as of December 31, 2009.

During the fourth quarter of 2009, the Company reviewed its reversal pattern with respect to the gross DTA that relates to the deferred and uncollected premium reserve. Historically, this gross DTA was not treated as reversing within one year of the balance sheet date. Upon further review, it was determined that this DTA reverses in its entirety within one year. The effect of this change was included in surplus on the Company’s Statutory Statements of Financial Position as of December 31, 2009 totaling approximately $204 million.

4. Investments

The Company maintains a diversified investment portfolio. Investment policies limit concentration in any asset class, geographic region, industry group, economic characteristic, investment quality or individual investment.

a.   Bonds

The carrying value and fair value of bonds were as follows:

	December 31, 2011

	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

	(In Millions)

U. S. government and agencies	$9,177	$1,821	$-	$10,998
All other governments	112	36	-	148
States, territories and possessions	1,281	131	3	1,409
Special revenue	2,341	349	1	2,689
Industrial and miscellaneous	35,558	2,950	930	37,578
Parent, subsidiaries and affiliates	4,995	248	213	5,030

Total	$53,464	$5,535	$1,147	$57,852

Note: The unrealized losses exclude $31 million of losses embedded in the carrying value, which include $25 million from NAIC Category 6 bonds and $6 million reclassified from NAIC Category 6 for RMBS and CMBS with ratings obtained from outside modelers.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	December 31, 2010

	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

	(In Millions)

U. S. government and agencies	$8,762	$575	$479	$8,858
All other governments	116	27	-	143
States, territories and possessions	1,395	41	54	1,382
Special revenue	1,958	166	8	2,116
Industrial and miscellaneous	33,099	2,055	900	34,254
Parent, subsidiaries and affiliates	4,997	225	256	4,966

Total	$50,327	$3,089	$1,697	$51,719

Note: The unrealized losses exclude $60 million of losses embedded in the carrying value, which include $52 million from NAIC Category 6 bonds and $8 million reclassified from NAIC Category 6 for RMBS and CMBS with ratings obtained from outside modelers.

The Company used SVO ratings for the bond portfolio along with what it believes were the equivalent rating agency designations except for RMBS and CMBS that were rated by outside modelers. The following sets forth the NAIC class ratings for the bond portfolio including RMBS and CMBS as of December 31, 2011 and 2010:

			December 31,
		2011		2010

NAIC Class	Equivalent Rating Agency Designation	Carrying Value	% of Total	Carrying Value	% of Total

		($ In Millions)

1	Aaa/Aa/A	$33,712	63%	$32,340	64%
2	Baa	16,395	31	14,544	29
3	Ba	1,599	3	1,546	3
4	B	915	2	926	2
5	Caa and lower	718	1	781	2
6	In or near default	125	-	190	-

	Total	$53,464	100%	$50,327	100%

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following sets forth RMBS and CMBS as of December 31, 2011 and 2010 after reflection of the mandated adjustment to NAIC designation from future loss modeling performed by outside modelers, for RMBS and CMBS subject to modeling:

				December 31,
		2011				2010

	RMBS		CMBS		RMBS		CMBS

NAIC Class	Carrying Value	% of Total	Carrying Value	% of Total	Carrying Value	% of Total	Carrying Value	% of Total

	($ In Millions)

1	$2,132	84%	$2,895	100%	$2,758	90%	$2,879	99%
2	122	5	6	-	79	3	16	1
3	121	5	8	-	73	2	14	-
4	137	5	9	-	157	5	8	-
5	16	1	4	-	1	-	4	-
6	2	-	-	-	2	-	-	-

	$2,530	100%	$2,922	100%	$3,070	100%	$2,921	100%

The following summarizes the carrying value and fair value of bonds as of December 31, 2011 by contractual maturity. Expected maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations with or without prepayment penalties. Securities not due on a single maturity date are included as of the final maturity date.

	Carrying Value	Fair Value

	(In Millions)

Due in one year or less	$1,196	$1,215
Due after one year through five years	13,941	14,596
Due after five years through ten years	17,900	19,566
Due after 10 years	20,427	22,475

Total	$53,464	$57,852

The proceeds from sales of bonds were $8,981 million for the year ended December 31, 2011 and $8,602 million for the year ended December 31, 2010.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following is an analysis of the fair values and gross unrealized losses aggregated by bond category and length of time that the securities were in a continuous unrealized loss position as of December 31, 2011 and 2010:

	December 31, 2011

	Less Than 12 Months			12 Months or Longer

	Fair Value	Unrealized Losses	Number of Issuers	Fair Value	Unrealized Losses	Number of Issuers

	($ In Millions)

States, territories and possessions	$67	$1	6	$32	$2	1
Special revenue	28	1	79	-	-	-
Industrial and miscellaneous	4,524	199	629	3,573	750	756
Parent, subsidiaries and affiliates	2,010	74	25	500	151	18

Total	$6,629	$275	739	$4,105	$903	775

Note: The unrealized losses include $31 million of losses embedded in the carrying value, which include $25 million from NAIC Category 6 bonds and $6 million reclassified from NAIC Category 6 for RMBS and CMBS with ratings obtained from outside modelers.

	December 31, 2010

	Less Than 12 Months			12 Months or Longer

	Fair Value	Unrealized Losses	Number of Issuers	Fair Value	Unrealized Losses	Number of Issuers

	($ In Millions)

U. S. government and agencies	$53	$1	4	$1,878	$478	1
States, territories and possessions	712	45	24	27	9	1
Special revenue	165	8	23	-	-	-
Industrial and miscellaneous	5,226	242	440	3,659	677	524
Parent, subsidiaries and affiliates	2,093	113	14	473	184	23

Total	$8,249	$409	505	$6,037	$1,348	549

Note: The unrealized losses include $60 million of losses embedded in the carrying value, which include $52 million from NAIC Category 6 bonds and $8 million reclassified from NAIC Category 6 for RMBS and CMBS with ratings obtained from outside modelers.

The decrease in unrealized losses for the less than 12 months category for states, territories and possessions is due to an improvement in the municipal securities market. The decrease in unrealized losses for the 12 months or longer category for U.S. government and agencies is due to the recovery in value of these securities and their subsequent sale. The majority of the unrealized losses occurred prior to 2010 due to the decline in the credit markets, liquidity and other uncertainties reflected in current market values. These factors continue to impact the value of RMBS, leveraged loans and CMBS. Deterioration of underlying collateral, downgrades of credit ratings or other factors may lead to further declines in value.

As of December 31, 2011, investments in structured and loan-backed securities for which an OTTI has not been recognized in earnings and which were in an unrealized loss position had a fair value of $4,582 million. Structured and loan-backed securities in an unrealized loss position for less than 12 months had a fair value of $2,536 million and unrealized losses of $88 million. Structured and loan-backed securities in an unrealized loss position for greater than 12 months had a fair value of $2,046 million and unrealized losses of $366 million. These structured and loan-backed securities were primarily categorized as industrial and miscellaneous and parent, subsidiaries and affiliates.

Based on the Company’s policies, as of December 31, 2011 and 2010, the Company has not deemed these investments to be other-than-temporarily impaired because the carrying value of the investments is expected to be realized based on the Company’s analysis of fair value or, for loan-backed and structured securities, based on present value of cash flows, and the Company has the ability and intent not to sell these investments until recovery, which may be maturity.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

In the course of the Company’s investment management activities, securities may be sold at a loss and repurchased within 30 days of the sale date to enhance the Company’s yield on its investment portfolio. The Company did not sell any securities at a loss or in a loss position with the NAIC’s Designation 3 or below for the years ended December 31, 2011 and 2010 that were reacquired within 30 days of the sale date.

The Company had assets which were on deposit with government authorities or trustees as required by law in the amount of $71 million as of December 31, 2011 and 2010.

Residential mortgage-backed exposure

RMBS are included in the U.S. government, special revenue, and industrial and miscellaneous bond categories. The Alt-A category includes option adjustable rate mortgages and the subprime category includes ‘scratch and dent’ or reperforming pools, high loan-to-value pools, and pools where the borrowers have very impaired credit but the average loan-to-value is low, typically 70% or below. In identifying Alt-A and subprime exposure, management used a combination of qualitative and quantitative factors, including FICO scores and loan-to-value ratios.

For the past few years, market conditions for Alt-A and subprime investments have been unusually weak due to higher delinquencies, reduced home prices and reduced refinancing opportunities. This market turbulence has spread to other credit markets. It is unclear how long it will take for a return to conditions in effect prior to that time.

The actual cost reduced by paydowns, carrying value and fair value of the Company’s bond investments with significant prime, Alt-A or subprime exposures were as follows:

	December 31, 2011

	Actual Cost	Carrying Value	Fair Value

	(In Millions)

Prime
Agency	$1,274	$1,334	$1,535
Non agency	360	295	305

Total prime	1,634	1,629	1,840

Alt-A
Residential mortgage-backed securities	2,176	1,550	1,190

Subprime
Residential mortgage-backed securities	934	707	618
Collateralized debt obligations	3	-	-

Total subprime	937	707	618

Total residential mortgage-backed securities	$4,747	$3,886	$3,648

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	December 31, 2010

	Actual Cost	Carrying Value	Fair Value

	(In Millions)

Prime
Agency	$1,416	$1,485	$1,626
Non agency	456	372	382

Total prime	1,872	1,857	2,008

Alt-A
Residential mortgage-backed securities	2,460	1,851	1,463

Subprime
Residential mortgage-backed securities	1,111	857	814
Collateralized debt obligations	4	-	-

Total subprime	1,115	857	814

Total residential mortgage-backed securities	$5,447	$4,565	$4,285

The following shows the percentage by statement value of Alt-A and subprime RMBS by vintage (representing the year the pool of loans was originated) and NAIC credit quality category reflecting the current ratings received from outside modelers as of December 31, 2011 and 2010:

	December 31, 2011

	NAIC Class

Year	1	2	3	4	5	6	Total

Post 2007	0.3%	-%	0.1%	-%	-%	-%	0.4%
2007	6.6	0.4	0.6	1.0	0.6	0.1	9.3
2006	27.1	0.9	3.6	4.6	-	-	36.2
2005 and prior	48.4	4.2	1.0	0.3	0.1	0.1	54.1

Total	82.4%	5.5%	5.3%	5.9%	0.7%	0.2%	100.0%

	December 31, 2010

	NAIC Class

Year	1	2	3	4	5	6	Total

Post 2007	0.3%	-%	0.1%	-%	-%	-%	0.4%
2007	7.1	0.1	0.3	1.4	-	-	8.9
2006	30.0	1.0	2.0	3.5	-	-	36.5
2005 and prior	50.8	2.0	0.3	0.9	0.1	0.1	54.2

Total	88.2%	3.1%	2.7%	5.8%	0.1%	0.1%	100.0%

During the year ended December 31, 2011, there were no significant credit downgrades for the securities held by the Company that were backed by residential mortgage pools.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company’s prime RMBS were of the highest quality with the following origination dates as of December 31, 2011 and 2010:

	December 31,
	2011	2010

Year

Post 2007	4.7%	1.8%
2007	4.1	3.4
2006	15.9	14.5
2005 and prior	75.3	80.3

Total	100.0%	100.0%

     Leveraged loan exposure

Leveraged loans are loans extended to companies that already have considerable amounts of debt. The Company reports leveraged loans as bonds. These leveraged loans have interest rates higher than typical loans reflecting the additional risk of default from issuers with high debt-to-equity ratios.

The actual cost reduced by paydowns, carrying value and fair value of the Company’s domestic and European leveraged loans were as follows:

	December 31, 2011

	Actual Cost	Carrying Value	Fair Value

	(In Millions)

Domestic leveraged loans	$1,108	$1,074	$1,054
Domestic leveraged loan CDOs	3,759	3,856	3,803

Total domestic leveraged loans and CDOs	4,867	4,930	4,857

European leveraged loans	116	119	115
European leveraged loan CDOs	618	434	383

Total European leveraged loans and CDOs	734	553	498

Total leveraged loans and CDOs	$5,601	$5,483	$5,355

	December 31, 2010

	Actual Cost	Carrying Value	Fair Value

	(In Millions)

Domestic leveraged loans	$1,325	$1,289	$1,285
Domestic leveraged loan CDOs	3,288	3,285	3,268

Total domestic leveraged loans and CDOs	4,613	4,574	4,553

European leveraged loans	176	181	191
European leveraged loan CDOs	682	501	421

Total European leveraged loans and CDOs	858	682	612

Total leveraged loans and CDOs	$5,471	$5,256	$5,165

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Commercial mortgage-backed exposure

The Company holds bonds backed by pools of commercial mortgages. The mortgages in these pools have varying risk characteristics related to underlying collateral type, borrower’s risk profile and ability to refinance, and the return provided to the borrower from the underlying collateral. These investments had an actual cost of $3,055 million, carrying value of $3,053 million and fair value of $3,220 million as of December 31, 2011 and an actual cost of $2,975 million, carrying value of $2,971 million and fair value of $3,102 million as of December 31, 2010.

The following shows the percentage by statement value of CMBS by vintage (representing the year the pool of loans was originated) and NAIC credit quality category reflecting the current ratings received from outside modelers as of December 31, 2011 and 2010:

December 31, 2011

	NAIC Class
Year	1	2	3	4	5	6	Total

Post 2007	18.0%	-%	-%	0.1%	0.1%	-%	18.2%
2007	17.2	-	0.3	-	-	-	17.5
2006	23.3	0.2	-	0.1	-	-	23.6
2005 and prior	40.4	0.3	-	-	-	-	40.7

Total	98.9%	0.5%	0.3%	0.2%	0.1%	-%	100.0%

December 31, 2010

	NAIC Class
Year	1	2	3	4	5	6	Total

Post 2007	4.6%	-%	-%	0.1%	0.1%	-%	4.8%
2007	16.1	0.5	0.3	-	-	-	16.9
2006	25.0	-	0.2	0.1	-	-	25.3
2005 and prior	52.6	0.4	-	-	-	-	53.0

Total	98.3%	0.9%	0.5%	0.2%	0.1%	-%	100.0%

b.   Preferred stocks

The Company held preferred stocks with carrying values of $323 million and fair values of $310 million as of December 31, 2011 and carrying values of $306 million and fair values of $321 million as of December 31, 2010.

As of December 31, 2011 and 2010, the Company did not have any preferred stock with RMBS exposure.

The Company held preferred stocks for which the transfer of ownership was restricted by contractual requirements with carrying values of $254 million as of December 31, 2011 and $235 million as of December 31, 2010.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

c.   Common stocks - unaffiliated

The adjusted cost basis and carrying value of unaffiliated common stocks were as follows:

	December 31,
	2011	2010

	(In Millions)

Adjusted cost basis	$542	$181
Gross unrealized gains	73	61
Gross unrealized losses	(39)	(4)

Carrying value	$576	$238

As of December 31, 2011, investments in unaffiliated common stocks in an unrealized loss position included holdings with a fair value of $273 million in 333 issuers. These holdings were in an unrealized loss position of $38 million, $3 million of which were in an unrealized loss position more than 12 months. As of December 31, 2010, investments in unaffiliated common stocks in an unrealized loss position included holdings with a fair value of $113 million in 95 issuers. These holdings were in an unrealized loss position of $4 million, $2 million of which were in an unrealized loss position more than 12 months. Based upon the Company’s impairment review process discussed in Note 2bb. “Realized capital gains and losses including other-than-temporary impairments and unrealized capital gains and losses,” the decline in value of these securities was not considered to be other than temporary as of December 31, 2011 or 2010.

As of December 31, 2011 and 2010, the Company did not hold any unaffiliated common stock with RMBS exposure.

The Company held common stocks for which the transfer of ownership was restricted by contractual requirements with carrying values of $223 million as of December 31, 2010 and $156 million as of December 31, 2010.

d.   Common stocks - subsidiaries and affiliates

The Company has two primary domestic life insurance subsidiaries, C.M. Life, a subsidiary which primarily provides fixed and variable annuities and universal life insurance business, and MML Bay State, a subsidiary of C.M. Life which primarily provides variable life and bank-owned life insurance business.

Summarized below is combined statutory financial information for the unconsolidated domestic life insurance subsidiaries:

	As of and for the Years Ended December 31,
	2011	2010	2009

	(In Millions)

Total revenue	$878	$952	$1,367
Net income (loss)	120	96	52
Assets	12,799	12,841	12,516
Liabilities	11,693	11,852	11,640
Shareholder’s equity	1,106	989	876

MMHLLC is the parent of subsidiaries that include retail and institutional asset management entities, registered broker dealers, and international life and annuity operations.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Summarized below is U.S. GAAP financial information for MMHLLC:

	As of and for the Years Ended December 31,
	2011	2010	2009

	(In Millions)

Total revenue	$4,943	$6,244	$5,754
Net income (loss)	400	(349)	161
Assets	50,885	51,093	43,828
Liabilities	42,447	43,144	37,500
Equity	8,438	7,949	6,328

The U.S. GAAP equity values of $8,438 million, $7,949 million, and $6,328 million in the preceding table consist of MMHLLC statutory carrying values of $3,413 million, $2,502 million, and $2,627 million as of December 31, 2011, 2010 and 2009, respectively, plus the carrying value of MMHLLC that is nonadmitted under statutory accounting principles. MMHLLC’s primary investments are in businesses such as its investment in the asset management operations and the related consolidated investment funds of OppenheimerFunds, Inc. (OFI), Babson Capital Management LLC (Babson Capital), Baring Asset Management Limited (Baring) and its investment in international life insurance operations in Japan and Hong Kong.

As of December 31, 2011, 2010 and 2009, the statutory carrying value of MMHLLC included $2,015 million, $1,851 million and $1,699 million, respectively, related to NCI and ARE. The Division has affirmed the statutory recognition of the Company’s application of the NCI and ARE guidelines in regard to MMHLLC’s equity value. The current statutory carrying amount of MMHLLC remains significantly below its fair value.

In 2009, several lawsuits were filed against OFI, and other parties in various federal courts, as putative class actions in connection with the investment performance of Oppenheimer Core Bond Fund (Core Bond Fund) and Oppenheimer Champion Income Fund (Champion Income Fund) distributed and advised by Oppenheimer Acquisition Corp. (OAC) subsidiaries, indirect subsidiaries of MMHLLC. The lawsuits raised claims under federal securities laws alleging that, among other things, the disclosure documents of these funds contained misrepresentations and omissions, that the investment policies of these funds were not followed and that these funds and other defendants violated federal securities laws and regulations and certain state laws. The Core Bond Fund and Champion Income Fund putative class action claims were consolidated into two groups, one for each of the funds. The Company’s subsidiary recorded an accrual in its 2010 financial statements which represented the amount that was sufficient to cover these matters, net of an offsetting insurance recovery. In June 2011, the parties to the suits executed a settlement agreement, which the Court approved in September. In November 2011, the loss contingency was paid.

In April 2010, a lawsuit was filed in New York state court against OFI, its subsidiary HarbourView Asset Management Corporation (HVAMC) and AAArdvark IV Funding Limited (AAArdvark IV) in connection with the investment made by TSL (USA) Inc., an affiliate of National Australia Bank Limited, in AAArdvark IV. The complaint alleges breach of contract, breach of the covenant of good faith and fair dealing, gross negligence, unjust enrichment and conversion. The complaint seeks compensatory and punitive damages, along with attorney fees. The Court dismissed certain equitable claims against OFI and HVAMC, leaving only the claims for breach of contract. Plaintiffs filed an amended complaint with additional contractual claims. In October 2011, defendants moved to dismiss the complaint to the extent it seeks damages in the form of a return of the plaintiffs’ full principal investment. In December 2011, plaintiffs filed a motion for partial summary judgment. In January 2012, the court granted in part defendant’s motion to dismiss and denied plaintiff’s motion for partial summary judgment. OFI believes it has substantial defenses to the remaining claims and will continue to vigorously defend itself in these actions. No reasonable estimate can be made at this time regarding the potential liability, if any, or the amount or range of any loss that may result from these claims.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

On July 15, 2011, a lawsuit was filed in New York State Supreme Court against OFI, HVAMC and AAArdvark I Funding Limited (AAArdvark I), in connection with investments made by TSL (USA) Inc. and other investors in AAArdvark I. The complaint alleges breach of contract against each of the defendants and seeks compensatory damages and costs and disbursements, including attorney fees. In October 2011, defendants moved to dismiss the complaint to the extent it seeks damages in the form of a return of the plaintiffs’ full principal investment. In January 2012, the court granted in part defendant’s motion to dismiss. OFI believes it has substantial defenses to the remaining claims and will continue to vigorously defend itself in these actions. No reasonable estimate can be made at this time regarding the potential liability, if any, or the amount or range of any loss that may result from these claims.

On November 9, 2011, a lawsuit was filed in New York State Supreme Court against OFI, HVAMC and AAArdvark XS Funding Limited (AAArdvark XS) in connection with the investment made by Scaldis Capital Limited, predecessor in interest to plaintiff Royal Park Investments SA/NV, in AAArdvark XS. The complaint alleges breach of contract against the defendants and seeks compensatory damages and an award of attorney fees and litigation expenses. OFI believes it has substantial defenses and will vigorously defend itself in these actions. No reasonable estimate can be made at this time regarding the potential liability, if any, or the amount or range of any loss that may result from these claims.

In 2009, OFI concluded settlements with six states, including the State of New Mexico, regarding investigations of the management of those states’ Section 529 college savings plans. However, two lawsuits were filed in the Circuit Court for Santa Fe County, New Mexico seeking to challenge the settlement with that state. Accordingly, the State has not released for payment to the State’s 529 plan participants, the funds it received from OFI. In October 2011, the parties to these actions filed a joint motion to dismiss the lawsuits with prejudice, which the court granted.

Beyond these matters, MMHLLC’s subsidiaries are involved in litigation and investigations arising in the ordinary course of the subsidiaries’ businesses. While the Company is not aware of any actions or allegations that should reasonably give rise to a material adverse impact to the Company’s financial position or liquidity, because of the uncertainties involved with some of these matters, future revisions to the estimates of the potential liability could materially affect the Company’s financial position.

Historically, the Company has reinvested a substantial portion of its unrestricted earnings in its international insurance subsidiaries operations. In 2010, the Company sold its interests in its indirect Taiwan subsidiary, MassMutual Mercuries Life Insurance Company. This sale resulted in a $119 million increase to the statutory value of MMHLLC.

As of December 31, 2011, the inclusion of the Japanese subsidiary’s value increased the Company’s statutory carrying value of MMHLLC by $564 million. In prior years, there was not an admitted carrying value related to this Japanese subsidiary.

In the second and third quarter of 2011, the Company received $25 million and $225 million of cash dividends from MMHLLC, respectively. In the first and second quarter of 2010, the Company received $100 million and $125 million of cash dividends from MMHLLC, respectively. In the third and fourth quarter of 2009, the Company received $80 million and $50 million of cash dividends from MMHLLC, respectively. Cash dividends are recorded in net investment income.

In the fourth quarter of 2011, the Company contributed capital of $250 million to MMHLLC. In 2010, the Company did not contribute capital to its subsidiaries, including MMHLLC.

The Company held debt issued by MMHLLC that amounted to $1,993 million as of December 31, 2011 and 2010. On March 25, 2010, the Company and MMHLLC completed an equity for debt swap. MMHLLC swapped $500 million of the Company’s contributed capital for $500 million of additional notes payable to the Company. No cash was distributed by MMHLLC. The Company recorded interest income on MMHLLC debt of $118 million, $113 million and $91 million in 2011, 2010 and 2009, respectively.

The Company held common stocks for which the transfer of ownership was restricted by contractual requirements with carrying values of $8 million as of December 31, 2011 and $136 million as of December 31, 2010.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company does not rely on dividends from its subsidiaries to meet its operating cash flow requirements. For the domestic life insurance subsidiaries, substantially all of their statutory shareholder’s equity of approximately $930 million as of December 31, 2011 was subject to dividend restrictions imposed by various state regulations.

e.   Mortgage loans

Mortgage loans are comprised of commercial mortgage loans and residential mortgage loan pools. The carrying value of mortgage loans was $12,398 million, net of valuation allowances of $46 million as of December 31, 2011. The carrying value of mortgage loans was $11,218 million, net of valuation allowances of $130 million as of December 31, 2010.

Residential mortgage loan pools are pools of homogeneous residential mortgage loans substantially backed by FHA and VA guarantees. The Company purchases seasoned loan pools, most of which are FHA insured or VA guaranteed. The Company does not originate any residential mortgages but invests in residential mortgage loan pools which may contain mortgages of subprime credit quality. As of December 31, 2011 and 2010, the Company did not have any direct subprime exposure through the purchases of unsecuritized whole-loan pools.

The Company’s commercial mortgage loans primarily finance various types of commercial real estate properties throughout the U.S. and Canada. The Company holds commercial mortgage loans for which it is the primary lender and mezzanine loans for which the Company is a secondary lender, often for a commercial property in development. These loans have varying risk characteristics including, among others, the borrower’s liquidity, the underlying percentage of completion of a project, the returns generated by the collateral, the refinance risk associated with maturity of the loan and deteriorating collateral value.

Geographical concentration is considered prior to the purchase of mortgage loans and residential mortgage loan pools. The mortgage loan portfolio is diverse with no significant concentrations in any particular geographic region of the country for the years ended December 31, 2011 or 2010.

The carrying value and fair value of the Company’s mortgage loans were as follows:

	December 31,
	2011		2010

	Carrying Value	Fair Value	Carrying Value	Fair Value

		(In Millions)

Commercial mortgage loans
Primary lender	$10,199	$10,220	$8,908	$9,042
Mezzanine loans	41	44	63	62

Total commercial mortgage loans	10,240	10,264	8,971	9,104

Residential mortgage loans
FHA insured and VA guaranteed	2,085	2,070	2,224	2,141
Other residential loans	73	75	23	23

Total residential mortgage loans	2,158	2,145	2,247	2,164

Total mortgage loans	$12,398	$12,409	$11,218	$11,268

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

As of December 31, 2011, scheduled mortgage loan maturities, net of valuation allowances, for commercial and residential loans were as follows (in millions):

2012	$1,488
2013	715
2014	810
2015	821
2016	2,161
Thereafter	4,245

Commercial mortgage loans	10,240
Residential mortgage loans	2,158

Total	$12,398

The Company uses an internal rating system as its primary method of monitoring credit quality. The following table illustrates the Company’s mortgage loan portfolio categorized by what it believes is the equivalent rating agency designation:

			December 31, 2011

	AAA/AA	A	BBB/BB	B	CCC/C	D	Total

			(In Millions)

Commercial mortgage loans
Primary lender	$3,377	$4,321	$1,503	$978	$20	$-	$10,199
Mezzanine loans	-	-	-	28	13	-	41

Total commercial mortgage loans	3,377	4,321	1,503	1,006	33	-	10,240

Residential mortgage loans
FHA insured and VA guaranteed	2,085	-	-	-	-	-	2,085
Other residential loans	73	-	-	-	-	-	73

Total residential mortgage loans	2,158	-	-	-	-	-	2,158

Total mortgage loans	$5,535	$4,321	$1,503	$1,006	$33	$-	$12,398

			December 31, 2010

	AAA/AA	A	BBB/BB	B	CCC/C	D	Total

			(In Millions)

Commercial mortgage loans
Primary lender	$1,729	$3,538	$2,346	$1,279	$9	$7	$8,908
Mezzanine loans	-	5	-	8	47	3	63

Total commercial mortgage loans	1,729	3,543	2,346	1,287	56	10	8,971

Residential mortgage loans
FHA insured and VA guaranteed	2,224	-	-	-	-	-	2,224
Other residential loans	23	-	-	-	-	-	23

Total residential mortgage loans	2,247	-	-	-	-	-	2,247

Total mortgage loans	$3,976	$3,543	$2,346	$1,287	$56	$10	$11,218

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The loan-to-value ratios by property type of the Company’s commercial mortgage loans were as follows:

	December 31, 2011

	Less than 80%	81% to 95%	Above 95%	Total	% of Total

	($In Millions)

Office	$3,288	$429	$84	$3,801	38%
Apartments	2,347	224	123	2,694	26
Industrial and other	1,142	705	125	1,972	19
Retail	886	30	248	1,164	11
Hotels	590	-	19	609	6

Total	$8,253	$1,388	$599	$10,240	100%

		December 31, 2010

	Less than 80%	81% to 95%	Above 95%	Total	% of Total

	($ In Millions)

Office	$2,061	$511	$767	$3,339	38%
Apartments	1,528	796	256	2,580	29
Industrial and other	632	642	433	1,707	19
Retail	604	45	257	906	10
Hotels	348	54	37	439	4

Total	$5,173	$2,048	$1,750	$8,971	100%

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The geographic distribution of commercial mortgage loans was as follows:

	December 31, 2011

	Carrying Value	Average Loan-to-Value Ratio

	($ In Millions)

California	$2,385	69%
Texas	1,299	64%
Illinois	888	70%
Massachusetts	721	62%
New York	719	52%
Washington	437	66%
All other states	3,222	62%
Canada	569	69%

Total commercial mortgage loans	$10,240	65%

Note: All other states in this table consist of 32 states, with no individualstate exposure exceeding $400 million.

	December 31, 2010

	Carrying Value	Average Loan-to-Value Ratio

	($ In Millions)

California	$2,192	82%
Texas	951	86%
Illinois	611	79%
Massachusetts	599	71%
New York	447	58%
Virginia	436	70%
All other states	3,142	82%
Canada	593	73%

Total commercial mortgage loans	$8,971	79%

Note: All other states in this table consist of 33 states, with no individual state exposure exceeding $309 million.

During the years ended December 31, 2011 and 2010, mortgage loan lending rates, including fixed and variable, on the portfolio of mortgage loans were:

	December 31,
	2011				2010

	Low	High	Weighted Average	Low	High	Weighted Average

Commercial mortgage loans	0.9%	9.8%	5.4%	1.0%	10.4%	5.5%
Residential mortgage loan pools	3.0%	12.9%	5.9%	3.3%	13.7%	6.4%
Mezzanine mortgage loans	8.5%	18.0%	11.9%	3.0%	18.0%	9.0%

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

During the years ended December 31, 2011 and 2010, mortgage loan lending rates, including fixed and variable, on new issues were:

			December 31,
		2011			2010
	Low	High	Weighted Average	Low	High	Weighted Average

Commercial mortgage loans	3.5%	7.5%	4.7%	2.3%	7.8%	4.9%
Residential mortgage loan pools	5.1%	6.2%	5.3%	5.3%	6.1%	5.7%
Mezzanine mortgage loans	8.5%	8.5%	8.5%	-%	-%	-%

The maximum percentage of any commercial mortgage loan to the estimated value of secured collateral at the time the loan was originated, exclusive of mezzanine, insured, guaranteed or purchase money mortgages, was 93.0% as of December 31, 2011 and 89.5% as of December 31, 2010. The maximum percentage of any mezzanine loan to the estimated value of secured collateral at the time the loan was originated was 97.0% as of December 31, 2011 and 97.5% as of December 31, 2010.

The following presents an analysis of the Company’s mortgage loans on which a valuation allowance has been recorded:

		December 31, 2011

	Carrying Value	Average Carrying Value	Unpaid Principal Balance	Valuation Allowance	Interest Income

	(In Millions)

Commercial mortgage loans
Primary lender	$84	$93	$103	$(19)	$7
Mezzanine loans	1	3	29	(27)	-

Total	$85	$96	$132	$(46)	$7

		December 31, 2010

	Carrying Value	Average Carrying Value	Unpaid Principal Balance	Valuation Allowance	Interest Income

	(In Millions)

Commercial mortgage loans
Primary lender	$533	$539	$606	$(71)	$34
Mezzanine loans	25	27	85	(59)	2

Total	$558	$566	$691	$(130)	$36

Note: As of December 31, 2011 and 2010, the Company did not hold any residential mortgage loan pools with a valuation allowance recorded. All mortgage loans included in the table above were individually valued for impairment.

As of December 31, 2011, the Company had $39 million of unpaid principal balance in impaired commercial mortgage loans with no related valuation allowance recorded and $18 million as of December 31, 2010.

As of December 31, 2011, the Company did not hold any impaired residential mortgage loans.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following represents the valuation allowance recorded for the Company’s mortgage loans:

	December 31,
	2011			2010

			Commercial

	Primary			Primary
	Lender	Mezzanine	Total	Lender	Mezzanine	Total

	(In Millions)

Beginning balance	$(71)	$(59)	$(130)	$(117)	$(56)	$(173)
Additions	(19)	(10)	(29)	(28)	(9)	(37)
Decreases	50	1	51	30	6	36
Write-downs	21	41	62	44	-	44

Ending balance	$(19)	$(27)	$(46)	$(71)	$(59)	$(130)

Note: As of December 31, 2011 and 2010, the Company did not hold any FHA insured or VA guaranteed residential loans with a valuation allowance.

As of December 31, 2011, the Company did not hold any past due commercial or residential mortgage loans.

The Company recorded $7 million in interest income on impaired loans as of December 31, 2011 and $36 million as of
December 31, 2010.

Less than $1 million in interest was deferred to future periods from mortgage loans on properties under development as of December 31, 2011 and 2010.

The carrying value of commercial mortgage loans for which the Company has suspended interest accruals was:

	December 31,
	2011	2010

	(In Millions)

Primary lender	$-	$74
Mezzanine loans	32	46

Total	$32	$120

As of December 31, 2011 and 2010, the Company had one restructured loan. No interest was deferred to future periods for the years ended December 31, 2011 or 2010.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

f.   Real estate

The carrying value of real estate was as follows:

	December 31,
	2011	2010

	(In Millions)

Held for the production of income	$2,221	$2,102
Accumulated depreciation	(887)	(844)
Encumbrances	(256)	(272)

Held for the production of income, net	1,078	986

Held for sale	14	36
Accumulated depreciation	(5)	(4)

Held for sale, net	9	32

Occupied by the Company	227	221
Accumulated depreciation	(122)	(111)

Occupied by the Company, net	105	110

Total real estate	$1,192	$1,128

The Company invests in real estate as part of its diversified investment strategy. Properties are acquired and managed for net income growth and increasing value. Upon management’s approval for the sale of a property it is classified as held for sale. Most properties acquired through foreclosure are classified as held for sale.

Nonincome producing real estate includes properties under construction and land. The carrying value of nonincome producing real estate was less than $1 million as of December 31, 2011, including two land parcels. The carrying value of nonincome producing real estate was $13 million as of December 31, 2010.

Depreciation expense on real estate was $97 million for the year ended December 31, 2011 and $93 million for the year ended December 31, 2010.

g.   Partnerships and limited liability companies

Partnership and LLC holdings, at carrying value, had characteristics of:

	December 31,
	2011	2010

	(In Millions)

Common stocks	$2,664	$2,564
Real estate	1,333	1,070
Fixed maturities/preferred stock	1,103	1,144
Mortgage loans	297	361
LIHTC	187	189
Other	58	43

Total	$5,642	$5,371

As of December 31, 2011 and 2010, the Company did not hold any partnerships or LLCs with significant Alt-A or subprime exposure.

There were no write-downs or reclassifications of LIHTC partnerships made during the years ended December 31, 2011 or 2010 due to forfeiture or ineligibility of tax credits or similar issues. In addition, there are no LIHTC properties currently subject to regulatory review.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

h.   Net investment income

Net investment income was derived from the following sources:

	Years Ended December 31,
	2011	2010	2009

	(In Millions)

Bonds	$2,763	$2,599	$2,349
Preferred stocks	11	5	4
Common stocks - subsidiaries and affiliates	254	236	136
Common stocks - unaffiliated	14	11	5
Mortgage loans	668	629	665
Policy loans	655	654	681
Real estate	179	158	163
Partnerships and LLCs	412	364	244
Derivatives	138	134	202
Cash, cash equivalents and short-term investments	9	5	13
Other	4	2	4

Subtotal investment income	5,107	4,797	4,466
Amortization of the IMR	113	67	28
Net gains (losses) from separate accounts	-	(1)	(1)
Investment expenses	(437)	(438)	(422)

Net investment income	$4,783	$4,425	$4,071

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

i.   Net realized capital gains and losses

Net realized capital gains (losses) including OTTI were comprised of the following:

	Year Ended December 31, 2011

	Realized Gains	Realized Losses	OTTI	Net Realized Gains (Losses)

	(In Millions)

Bonds	$436	$(152)	$(161)	$123
Common stocks - subsidiaries and affiliates	19	(1)	-	18
Common stocks - unaffiliated	30	(6)	(3)	21
Mortgage loans	3	-	(64)	(61)
Real estate	34	(4)	-	30
Partnerships and LLC	35	(8)	(54)	(27)
Derivatives and other	1,281	(821)	-	460

	$1,838	$(992)	$(282)	564

Federal and state taxes				(174)

Net realized capital gains (losses) before deferral to the IMR				390

Net (gains) losses deferred to the IMR				(714)
Less: taxes				(125)

Net after tax (gains) losses deferred to the IMR				(589)

Net realized capital gains (losses)				$(199)

	Year Ended December 31, 2010

	Realized Gains	Realized Losses	OTTI	Net Realized Gains (Losses)

		(In Millions)

Bonds	$257	$(163)	$(178)	$(84)
Preferred stocks	8	-	-	8
Common stocks - subsidiaries and affiliates	11	(6)	(1)	4
Common stocks - unaffiliated	21	(3)	(1)	17
Mortgage loans	6	(11)	(33)	(38)
Real estate	68	(3)	-	65
Partnerships and LLC	64	(12)	(88)	(36)
Derivatives and other	747	(767)	-	(20)

	$1,182	$(965)	$(301)	(84)

Federal and state taxes				(18)

Net realized capital gains (losses) before deferral to the IMR				(102)

Net (gains) losses deferred to the IMR				(147)
Less: taxes				(12)

Net after tax (gains) losses deferred to the IMR				(135)

Net realized capital gains (losses)				$(237)

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	Year Ended December 31, 2009

	Realized Gains	Realized Losses	OTTI	Net Realized Gains (Losses)

		(In Millions)

Bonds	$420	$(130)	$(613)	$(323)
Preferred stocks	5	-	-	5
Common stocks - subsidiaries and affiliates	14	(4)	(71)	(61)
Common stocks - unaffiliated	116	(20)	(67)	29
Mortgage loans	-	(18)	(63)	(81)
Real estate	-	(4)	-	(4)
Partnerships and LLC	-	-	(251)	(251)
Derivatives and other	598	(838)	-	(240)

	$1,153	$(1,014)	$(1,065)	(926)

Federal and state taxes				131

Net realized capital gains (losses) before deferral to the IMR				(795)

Net (gains) losses deferred to the IMR				(308)
Less: taxes				(242)

Net after tax (gains) losses deferred to the IMR				(66)

Net realized capital gains (losses)				$(861)

Portions of realized capital gains and losses, which were determined to be interest related, were deferred into the IMR. The IMR balance was a liability of $546 million as of December 31, 2011, $76 million as of December 31, 2010 and $37 million as of December 31, 2009.

Refer to Note 2v. “Interest maintenance reserve” for information on the Company’s policy for IMR.

Bond OTTI was comprised of the following:

	Years Ended December 31,

	2011	2010	2009

	(In Millions)

Structured and loan-backed securities
Alt-A RMBS	$(119)	$(113)	$(202)
Alt-A CDOs	-	-	(2)
Subprime RMBS	(11)	(7)	(123)
Prime RMBS	(5)	(31)	(34)
Other	(3)	(1)	(22)
CMBS	-	-	(1)

Total structured and loan-backed securities	(138)	(152)	(384)

Leveraged loans
Domestic leveraged loans	(7)	(9)	(52)
European leveraged loans	(8)	(4)	(89)

Total leveraged loans	(15)	(13)	(141)

Corporate bonds	(8)	(13)	(88)

Total bond OTTI	$(161)	$(178)	$(613)

Of the $161 million of OTTI for the year ended December 31, 2011, 86% were determined using internally developed models. Of the $178 million of OTTI for the year ended December 31, 2010, 85% were determined using internally developed models. Of the $613 million of OTTI for the year ended December 31, 2009, 62% were determined using internally developed models.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The remaining OTTI amounts were determined using external inputs such as publicly observable fair values and credit ratings. Refer to Note 2bb. “Realized capital gains and losses including other than temporary impairments and unrealized capital gains and losses” for more information on assumptions and inputs used in the Company’s OTTI models.

The following contains loan-backed and structured securities that recognized OTTI for the years ended December 31, 2011 and 2010 and six months ended December 31, 2009 as described in Note 2bb. “Realized capital gains and losses including other-than-temporary impairments and unrealized capital gains and losses” classified on the following bases for recognizing OTTI:

	Years Ended December 31,		Six Months Ended December 31,
	2011	2010	2009

	(In Millions)

Intent to sell	$-	$(2)	$-
Present value of cash flows expected to be collected is less than amortized cost basis	(138)	(150)	(203)

Total	$(138)	$(152)	$(203)

Refer to Note 22 “Impairment listing for loan-backed and structured securities” for CUSIP level detail of impaired structured securities (present value of cash flows is less than cost or amortized cost), including securities with recognized OTTI for noninterest related declines for which an interest related impairment has not yet been recognized.

j.   Securities sold under agreements to repurchase

The Company had securities sold under agreements to repurchase with carrying values of $3,580 million as of December 31, 2011 and $3,883 million as of December 31, 2010. As of December 31, 2011, the maturities of these agreements were January 3, 2012 through January 12, 2012 and the interest rates ranged from 0.1% to 0.3%. The outstanding amounts were collateralized by bonds with a fair value of $3,717 million as of December 31, 2011 and $3,957 million as of December 31, 2010.

k.   Derivative financial instruments

The Company uses derivative financial instruments in the normal course of business to manage risks, primarily to reduce currency, interest rate and duration imbalances determined in asset/liability analyses. The Company also uses a combination of derivatives and fixed income investments to create synthetic investment positions. These combined investments are created opportunistically when they are economically more attractive than the actual instrument or when the simulated instruments are unavailable. Synthetic assets can be created to either hedge and reduce the Company’s exposure or increase the Company’s exposure to a particular asset. The Company held synthetic assets that increased the Company’s exposure by a net notional amount of $2,224 million as of December 31, 2011 and $2,108 million as of December 31, 2010. Of this amount, $190 million as of December 31, 2011 and $314 million as of December 31, 2010, were considered replicated asset transactions as defined under statutory accounting principles as the pairing of a long derivative contract with a cash instrument held. The Company’s derivative strategy employs a variety of derivative financial instruments, including interest rate swaps, currency swaps, equity and credit default swaps, options, interest rate caps and floors, forward contracts, and financial futures. Investment risk is assessed on a portfolio basis and individual derivative financial instruments are not designated in hedging relationships; therefore, as allowed by accounting rules, the Company specifically and intentionally decided not to apply hedge accounting.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Under interest rate swaps, the Company agrees, at specified intervals, to an exchange of variable rate and fixed rate interest payments calculated by reference to an agreed upon notional principal amount. Typically, no cash is exchanged at the outset of the contract and no principal payments are made by either party. Cash is paid or received based on the terms of the swap. These transactions are entered pursuant to master agreements that provide for a single net payment to be made by one counterparty at each due date. Interest rate swaps are primarily used to more closely match the interest rate cash flows of assets and liabilities. Interest rate swaps are also used to mitigate changes in the value of assets anticipated to be purchased and other anticipated transactions and commitments.

Under currency swaps, the Company agrees to an exchange of principal denominated in two different currencies at current rates, under an agreement to repay the principal at a specified future date and rate. The Company utilizes currency swaps for the purpose of managing currency exchange risks in its assets and liabilities.

Credit default swaps involve a transfer of the credit risk of fixed income instruments from one party to another in exchange for periodic premium payments. The buyer of the credit default swap receives credit protection, whereas the seller of the swap guarantees the credit worthiness of the underlying security. This transfers the risk of default from the buyer of the swap to the seller. If a specified credit event occurs, as defined by the agreement, the seller is obligated to pay the counterparty the contractually agreed upon amount and receives in return the underlying security in an amount equal to the notional value of the credit default swap. A credit event is generally defined as default on contractually obligated interest or principal payments or bankruptcy. The Company does not write credit default swaps as a participant in the credit insurance market but does sell swaps to generate returns consistent with bond returns when the bond is not available or the market price is more expensive.

The Company uses credit default swaps to either reduce exposure to particular issuers by buying protection or increase exposure to issuers by selling protection against specified credit events. The Company purchases protection as an efficient means to reduce credit exposure to particular issuers or sectors in the Company’s investment portfolio. The Company sells protection to enhance the return on its investment portfolio by providing comparable exposure to fixed income securities that might not be available in the primary market or to enter synthetic transactions by buying a high quality liquid bond to match against the credit default swap.

Options grant the purchaser the right to buy or sell a security or enter a derivative transaction at a stated price within a stated period. The Company’s option contracts have terms of up to 15 years. A swaption is an option to enter an interest rate swap at a future date. The Company purchases these options to protect against undesirable financial effects resulting from interest rate exposures that exist in its assets and/or liabilities.

Interest rate cap agreements are option contracts in which the seller agrees to limit the purchaser’s risk associated with an increase in a reference rate or index in return for a premium. Interest rate floor agreements are option contracts in which the seller agrees to limit the purchaser’s risk associated with a decline in a reference rate or index in return for a premium. The Company is exposed to policyholder surrenders during a rising interest rate environment. Interest rate cap and swaption contracts are used to mitigate the Company’s loss in this environment. These derivative instruments are used to reduce the duration risk of fixed maturity investments to match certain life insurance products in accordance with the Company’s asset and liability management policy.

The Company utilizes certain other agreements including forward contracts and financial futures to reduce exposures to various risks. Forward contracts and financial futures are used by the Company to manage market risks relating to interest rates. Currency forwards are contracts in which the Company agrees with other parties to exchange specified amounts of identified currencies at a specified future date. Typically, the exchange is agreed upon at the time of the contract. The Company also uses “to be announced” (TBAs) forward contracts to participate in the investment return on mortgage-backed securities. The Company believes that TBAs can provide a more liquid and cost effective method of participating in the investment return on mortgage-backed securities than purchasing or selling individual mortgage-backed pools. Typically, the price is agreed upon at the time of the contract and payment is made at a specified future date. The Company usually does not purchase TBAs with settlement by the first possible delivery date and thus accounts for these TBAs as derivatives. TBAs that settle on the first possible delivery date are accounted for as bonds. The Company’s futures contracts are exchange traded and have credit risk. Margin requirements are met with the deposit of securities. Futures contracts are generally settled with offsetting transactions.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company’s principal derivative market risk exposures are interest rate risk, which includes the impact of inflation, and credit risk. Interest rate risk pertains to the change in fair value of the derivative instruments as market interest rates move. The Company is exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. To minimize credit risk, the Company and its derivative counterparties require collateral to be posted in the amount owed under each transaction, subject to threshold and minimum transfer amounts that are functions of the rating on the counterparty’s long-term, unsecured, unsubordinated debt. Additionally, in many instances, the Company enters agreements with counterparties that allow for contracts in a positive position, in which the Company is due amounts, to be offset by contracts in a negative position. This right of offset, combined with collateral obtained from counterparties, reduces the Company’s exposure. Collateral pledged by the counterparties was $2,795 million as of December 31, 2011 and $2,067 million as of December 31, 2010. In the event of default the full market value exposure at risk in a net gain position, net of offsets and collateral was $95 million as of December 31, 2011 and $29 million as of December 31, 2010. The amount at risk using NAIC prescribed rules was $485 million as of December 31, 2011 and $300 million as of December 31, 2010. The Company regularly monitors counterparty credit ratings and exposures, derivative positions and valuations and the value of collateral posted to ensure counterparties are credit-worthy and the concentration of exposure is minimized. The Company monitors this exposure as part of its management of the Company’s overall credit exposures.
If amounts are due from the counterparty, they are reported as an asset. If amounts are due to the counterparty, they are reported as a liability. Negative values in the carrying value of a particular derivative category can result from a counterparty’s right to offset carrying value positions in multiple derivative financial instruments.

The following summarizes the carrying values and notional amounts of the Company’s derivative financial instruments:

	December 31, 2011

	Assets		Liabilities

	Carrying Value	Notional Amount	Carrying Value	Notional Amount

	(In Millions)

Interest rate swaps	$2,606	$96,739	$147	$8,264
Options	501	5,467	(47)	300
Currency swaps	138	901	80	813
Credit default swaps	37	1,275	(1)	35
Forward contracts	48	3,940	(1)	63
Financial futures - short positions	-	1,276	-	-
Financial futures - long positions	-	1,661	-	-

Total	$3,330	$111,259	$178	$9,475

	December 31, 2010

	Assets		Liabilities

	Carrying Value	Notional Amount	Carrying Value	Notional Amount

	(In Millions)

Interest rate swaps	$2,045	$53,765	$134	$5,257
Options	213	4,902	(50)	732
Currency swaps	92	971	69	559
Credit default swaps	27	1,537	-	35
Forward contracts	10	1,533	(10)	1,683
Financial futures - short positions	-	413	-	-
Financial futures - long positions	-	2,439	-	-

Total	$2,387	$65,560	$143	$8,266

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

In most cases, notional amounts are not a measure of the Company’s credit exposure. The exceptions to this rule are mortgage-backed forwards and credit default swaps that sell protection. In the event of default, the Company is exposed to the notional amounts of $2,224 million as of December 31, 2011 and $2,108 million as of December 31, 2010. Collateral is exchanged for all derivative types except mortgage-backed forwards. For all other contracts, the amounts exchanged are calculated on the basis of the notional amounts and the other terms of the instruments, which relate to interest rates, exchange rates, security prices or financial or other indices.

The following represents the Company’s net notional interest rate swap positions:

	December 31,
	2011	2010

	(In Millions)

Open interest rate swaps in a fixed pay position	$57,962	$27,768
Open interest rate swaps in a fixed receive position	44,503	29,062
Other interest related swaps	2,538	2,192

Total interest rate swaps	$105,003	$59,022

The following summarizes the Company’s net realized gains (losses) on closed contracts and change in net unrealized gains (losses) on the mark-to-market of open contracts by derivative type:

	December 31, 2011

	Net Realized Gains (Losses) Closed Contracts	Change In Net Unrealized Gains (Losses) Mark-to-Market Open Contracts

	(In Millions)

Interest rate swaps	$1	$549
Options	(85)	320
Currency swaps	(3)	35
Credit default swaps	4	11
Forward contracts	117	28
Financial futures - short positions	(285)	-
Financial futures - long positions	709	-

Total	$458	$943

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	December 31, 2010

	Net Realized Gains (Losses) Closed Contracts	Change In Net Unrealized Gains (Losses) Mark-to-Market Open Contracts

	(In Millions)

Interest rate swaps	$(85)	$112
Currency swaps	-	(10)
Options	(13)	(127)
Credit default swaps	(1)	(21)
Interest rate caps and floors	4	(2)
Forward contracts	131	10
Financial futures - short positions	(96)	-
Financial futures - long positions	36	-

Total	$(24)	$(38)

	December 31, 2009

	Net Realized Gains (Losses) Closed Contracts	Change In Net Unrealized Gains (Losses) Mark-to-Market Open Contracts

	(In Millions)

Interest rate swaps	$(70)	$135
Currency swaps	67	(169)
Options	(32)	(836)
Credit default swaps	12	(69)
Interest rate caps and floors	-	1
Forward contracts	63	32
Financial futures - short positions	(168)	-
Financial futures - long positions	(39)	-

Total	$(167)	$(906)

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

5.	Fair value of financial instruments

The following fair value disclosure summarizes the Company’s financial instruments:

	December 31,
	2011		2010

	Carrying Value	Fair Value	Carrying Value	Fair Value

		(In Millions)

Financial assets:
Bonds
U. S. government and agencies	$9,177	$10,998	$8,762	$8,858
All other governments	112	148	116	143
States, territories and possessions	1,281	1,409	1,395	1,382
Special revenue	2,341	2,689	1,958	2,116
Industrial and miscellaneous	35,558	37,578	33,099	34,254
Parent, subsidiaries and affiliates	4,995	5,030	4,997	4,966
Preferred stocks	323	310	306	321
Common stock - unaffiliated	576	576	238	238
Common stock - affiliated (1)	639	639	401	401
Mortgage loans - commerical	10,240	10,264	8,971	9,104
Mortgage loans - residential	2,158	2,145	2,247	2,164
Cash, cash equivalents and short-term investments	1,631	1,631	1,139	1,139
Derivatives
Forward contracts	48	48	10	10
Interest rate swaps	2,606	2,606	2,045	2,045
Currency swaps	138	138	92	92
Credit default swaps	37	37	27	27
Options	501	501	213	213

Financial liabilities:
Commercial paper	250	250	250	250
Securities sold under agreements to repurchase	3,580	3,580	3,883	3,883
Funding agreements	3,344	3,457	2,299	2,373
Investment-type insurance contracts
Group annuity investment contracts	7,315	7,915	6,787	7,275
Individual annuity investment contracts	4,803	5,228	3,861	3,995
Guaranteed investment contracts	-	-	18	18
Supplementary investment contracts	990	991	1,021	1,022

(1)

Common stock - affiliated does not include MMHLLC which had a statutory carrying value of $3,413 million as of December 31, 2011 and $2,502 million as of December 31, 2010. Also excluded is C.M. Life which had a statutory carrying value of $930 million as of December 31, 2011 and $837 million as of December 31, 2010.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	December 31,
	2011		2010

	Carrying Value	Fair Value	Carrying Value	Fair Value

		(In Millions)

Financial liabilities (continued):
Derivatives
Forward contracts	$(1)	$(1)	$(10)	$(10)
Interest rate swaps	147	147	134	134
Currency swaps	80	80	69	69
Credit default swaps	(1)	(1)	-	-
Options	(47)	(47)	(50)	(50)

The use of different assumptions or valuation methods may have a material impact on the estimated fair value amounts.

The weighted average fair value of outstanding derivative financial instrument assets for the year ended December 31, 2011 was $2,717 million and $2,431 million for the year ended December 31, 2010. The weighted average fair value of outstanding derivative financial instrument liabilities for the year ended December 31, 2011 was $177 million and $131 million for the year ended December 31, 2010.

Fair value hierarchy

For the year ended December 31, 2011, there were no significant changes to the Company’s valuation techniques.

The Company’s valuation techniques are based upon observable and unobservable pricing inputs. Observable inputs reflect market data obtained from independent sources based on trades of securities, while unobservable inputs reflect the Company’s market assumptions. These inputs comprise the following fair value hierarchy:

Level 1 – Observable inputs in the form of quoted prices for identical instruments in active markets.

Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar assets or liabilities, quoted prices in markets that are not active or other inputs that are observable or can be derived from observable market data for substantially the full term of the assets or liabilities.

Level 3 – One or more unobservable inputs that are supported by little or no market activity and are significant to the fair value of the assets and liabilities. Level 3 assets and liabilities include financial instruments whose value is determined using internal models, as well as instruments for which the determination of fair value requires significant management judgment or estimation.

When available, the Company generally uses unadjusted quotable market prices from independent sources to determine the fair value of investments, and classifies such items within Level 1 of the fair value hierarchy. If quotable prices are not available, prices are derived from observable market data, for similar assets in an active market or obtained directly from brokers for identical assets traded in an inactive market. Investments that are priced using these inputs are classified within Level 2 of the fair value hierarchy. When some of the necessary observable inputs are unavailable, fair value is based upon internally developed models. These models use inputs not directly observable or correlated with observable market data. Typical inputs that are integrated in the Company’s internal discounted cash flow models and discounted earnings models include, but are not limited to, issuer spreads derived from internal credit ratings, benchmark yields such as the London Inter-bank Offering Rate, cash flow estimates and earnings before interest, taxes, depreciation and amortization estimates. Investments that are priced with such unobservable inputs are classified within Level 3 of the fair value hierarchy.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Annually, the Company conducts reviews of the primary pricing vendors to validate that the inputs used in that vendors’ pricing process are deemed to be market observable as defined in the standard. While the Company was not provided access to proprietary models of the vendors, the reviews have included on-site walk-throughs of the pricing process, methodologies and control procedures for each asset class and level for which prices are provided. The review also included an examination of the underlying inputs and assumptions for a sample of individual securities across asset classes, credit rating levels and various durations, a process the Company continues to perform for each reporting period. In addition, the pricing vendors have an established challenge process in place for all security valuations, which facilitates identification and resolution of prices that fall outside expected ranges. The Company believes that the prices received from the pricing vendors are representative of prices that would be received to sell the assets at the measurement date (exit prices) and are classified appropriately in the hierarchy.

The fair value for investment-type insurance contracts and funding agreements is determined as follows:

The fair value of group annuity investment contracts is determined by multiplying the book value of the contract by an average market value adjustment factor. The market value adjustment factor is directly related to the difference between the book value of client liabilities and the present value of installment payments discounted at current market value yields. The market value yield is measured by the Barclay’s Aggregate Bond Index and the installment period is equivalent to the duration of the Company’s invested asset portfolio.

The fair value of individual annuity investment and supplementary contracts is determined using one of several methods based on the specific contract type. For short-term contracts, generally less than 30 days, the fair value is assumed to be the book value. For contracts with longer durations, guaranteed investment contracts, funding agreements, and investment-type contracts, the fair value is determined by calculating the present value of future cash flows discounted at current market interest rates, the risk-free rate or a current pricing yield curve based on pricing assumptions using assets of a comparable corporate bond quality. Annuities receiving dividends are accumulated at the average minimum guaranteed rate and discounted at the risk-free rate. All others are valued using cash flow projections from the Company’s asset-liability management analysis.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following presents the Company’s fair value hierarchy for financial instruments that are carried at fair value:

	December 31, 2011

	Level 1	Level 2	Level 3	Netting (1)	Total

	(In Millions)

Financial assets:
Bonds
Industrial and miscellaneous	$-	$22	$16	$-	$38
Common stock - unaffiliated	350	60	166	-	576
Common stock - affiliated (2)	-	334	305	-	639
Cash equivalents and short-term investments (3)	-	1,342	-	-	1,342
Separate account assets (4)	31,767	9,247	267	-	41,281
Derivatives
Forward contracts	-	69	-	(21)	48
Interest rate swaps	-	8,274	-	(5,668)	2,606
Currency swaps	-	168	-	(30)	138
Credit default swaps	-	46	-	(9)	37
Options	-	584	-	(83)	501

Total financial assets carried at fair value	$32,117	$20,146	$754	$(5,811)	$47,206

Financial liabilities:
Derivatives
Forward contracts	$-	$20	$-	$(21)	$(1)
Interest rate swaps	-	5,815	-	(5,668)	147
Currency swaps	-	110	-	(30)	80
Credit default swaps	-	8	-	(9)	(1)
Options	-	36	-	(83)	(47)

Total financial liabilities carried at fair value	$-	$5,989	$-	$(5,811)	$178

(1)

Netting adjustments represent offsetting positions that may exist under a master-netting agreement with a counterparty where amounts due from the counterparty are offset against amounts due to the counterparty.

(2)	Common stock – affiliated does not include MMHLLC which had a statutory carrying value of $3,413 million and C.M. Life which had a statutory carrying value of $930 million.

(3)	Does not include cash of $289 million.

(4)	$251 million of market value separate account assets are not carried at fair value and therefore, not included in this table.

For the year ended December 31, 2011 there were no significant transfers between Level 1 and Level 2.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	December 31, 2010

	Level 1	Level 2	Level 3	Netting (1)	Total

	(In Millions)

Financial assets:
Bonds
Industrial and miscellaneous	$-	$69	$36	$-	$105
Parent, subsidiaries and affiliates	-	9	20	-	29
Common stock - unaffiliated	74	9	155	-	238
Common stock - affiliated (2)	-	332	69	-	401
Cash equivalents and short-term investments (3)	-	800	-	-	800
Separate account assets (4)	32,944	7,172	272	-	40,388
Derivatives
Forward contracts	-	35	-	(25)	10
Interest rate swaps	-	3,607	-	(1,562)	2,045
Currency swaps	-	155	-	(63)	92
Asset and credit default swaps	-	38	-	(11)	27
Options	-	277	-	(64)	213

Total financial assets carried at fair value	$33,018	$12,503	$552	$(1,725)	$44,348

Financial liabilities:
Derivatives
Forward contracts	$-	$15	$-	$(25)	$(10)
Interest rate swaps	-	1,696	-	(1,562)	134
Currency swaps	-	132	-	(63)	69
Asset and credit default swaps	-	11	-	(11)	-
Options	-	14	-	(64)	(50)

Total financial liabilities carried at fair value	$-	$1,868	$-	$(1,725)	$143

(1)

Netting adjustments represent offsetting positions that may exist under a master-netting agreement with a counterparty where amounts due from the counterparty are offset against amounts due to the counterparty.

(2)	Common stock – affiliated does not include MMHLLC which had a statutory carrying value of $2,502 million and C.M. Life which had a statutory carrying value of $837 million.
(3)	Does not include cash of $339 million.
(4)

$301 million of book value separate account assets and $627 million of market value separate account assets are not carried at fair value and therefore, not included in this table. In addition, $345 million was reclassed from Level 3 to Level 2 to conform with management’s classifications.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following presents changes in the Company’s Level 3 financial instruments that are carried at fair value:

	Balance as of 12/31/2010	Gains (Losses) in Net Income	Gains (Losses) in Surplus	Purchases	Issuances	Sales	Settlements	Transfers into Level 3 (1)	Transfers out of Level 3 (1)	Other Transfers (2)	Balance as of 12/31/2011

	(In Millions)

Financial assets:
Bonds
Industrial and miscellaneous	$36	$(7)	$(4)	$-	$23	$-	$(38)	$-	$-	$6	$16
Parent, subsidiaries and affiliates	20	-	-	-	-	-	-	-	-	(20)	-
Common stock - unaffiliated	155	10	(13)	52	147	(6)	(154)	-	(25)	-	166
Common stock - affiliated	69	10	(17)	295	1	(48)	-	-	(5)	-	305
Separate account assets	272	(7)	-	23	-	(21)	-	-	-	-	267

Total Level 3 financial assets carried at fair value	$552	$6	$(34)	$370	$171	$(75)	$(192)	$-	$(30)	$(14)	$754

(1)

These columns identify assets and liabilities that are consistently carried at fair value but have had a level change. Generally transfers out of Level 3 occur when quoted prices are received in markets that have not been active, and therefore the assets or liabilities are moved to Level 2.

(2)

This column identifies assets and liabilities that are either no longer carried at fair value, or have just begun to be carried at fair value, such as assets or liabilities with no level changes but change in lower of cost or market carrying basis.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	Balance as of 12/31/2010	Gains (Losses) in Net Income	Gains (Losses) in Surplus	Purchases	Issuances	Sales	Settlements	Transfers into Level 3 (1)	Transfers out of Level 3 (1)	Balance as of 12/31/2011

	(In Millions)

Financial assets:
Bonds
Industrial and miscellaneous	$-	$2	$-	$10	$27	$(18)	$(30)	$152	$(107)	$36
Parent, subsidiaries and affiliates	-	-	8	-	68	-	(68)	12	-	20
Preferred stocks NAIC 4-6	12	-	-	1	-	(8)	-	-	(5)	-
Common stock - unaffiliated	156	6	(1)	6	1	(13)	-	-	-	155
Common stock - affiliated	64	4	4	136	6	(136)	(9)	-	-	69
Separate account assets (2)	300	18	24	71	-	(124)	(19)	2	-	272
Derivatives
Interest rate swaps	1	(1)	-	-	-	-	-	-	-	-

Total Level 3 financial assets carried at fair value	$533	$29	$35	$224	$102	$(299)	$(126)	$166	$(112)	$552

Financial liabilities:
Derivatives
Interest rate swaps	$2	$(2)	$-	$-	$-	$-	$-	$-	$-	$-

(1)

The majority of transfers into/out of Level 3 for bonds are related to NAIC Category 6 bonds. These bonds had previously been separately stated as being held at fair value on a non-recurring basis. The NAIC recently stated that all assets carried at fair value should be reported together.

(2)	Reclassed $345 million from Level 3 to Level 2 to conform with management’s classifications.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

6.   Fixed assets

The Company’s admitted fixed assets, comprised of EDP equipment, were $27 million and $23 million, net of accumulated depreciation of $164 million and $150 million, as of December 31, 2011 and 2010, respectively. The depreciation expense on all fixed assets was $30 million, $19 million and $55 million as of December 31, 2011, 2010 and 2009, respectively.

7.   Deferred and uncollected life insurance premium

Deferred and uncollected life insurance premium, net of loading and reinsurance, are included in other than invested assets in the Company’s Statutory Statements of Financial Position. The following summarizes the deferred and uncollected life insurance premium on a gross basis as well as net of loading and reinsurance.

	000000000000	000000000000	000000000000	000000000000
	December 31,
	2011		2010

	Gross	Net	Gross	Net

	(In Millions)

Ordinary new business	$70	$25	$61	$23
Ordinary renewal	519	570	487	541
Group life	9	9	11	11

Total	$598	$604	$559	$575

Deferred premium is the portion of the annual premium not earned at the reporting date. Loading on deferred premium is an amount obtained by subtracting the valuation net deferred premium from the gross deferred premium and generally includes allowances for acquisition costs and other expenses. Refer to Note 2q. “Policyholders’ reserves” for information on the Company’s accounting policies regarding gross premium and net premium.

Uncollected premium is gross premium net of reinsurance that is due and unpaid as of the reporting date, net of loading. Net premium is the amount of premium used in the calculation of reserves. The change in loading is included as an expense and is not shown as a reduction to premium income.

Ordinary new business and ordinary renewal business consist of the basic amount of premium required on the underlying life insurance policies.

8.   Surplus notes

The following summarizes the surplus notes issued and outstanding as of December 31, 2011:

Issue Year	Face Amount	Carrying Value	Interest Rate	Maturity Date

($ In Millions)

1993	$250	$250	7.625%	2023
1994	100	100	7.500%	2024
2003	250	249	5.625%	2033
2009	750	741	8.875%	2039

Total	$1,350	$1,340

These notes are unsecured and subordinate to all present and future indebtedness of the Company, all policy claims and all prior claims against the Company as provided by the Massachusetts General Laws. The surplus notes are all held by bank custodians for unaffiliated investors. All issuances were approved by the Division. Surplus notes are included in surplus on the Statutory Statements of Financial Position.

MASSACHUSETTS MUTUAL LIFE INSURNACE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

All payments of interest and principal are subject to the prior approval of the Division. Anticipated sinking fund payments are due for the notes issued in 1993 and 1994 as follows: $62 million in 2021, $88 million in 2022, $150 million in 2023 and $50 million in 2024. There are no sinking fund requirements for the notes issued in 2003 and 2009. Scheduled interest on the notes issued in 2003 and 1993 is payable on May 15 and November 15 of each year to holders of record on the preceding May 1 or November 1, respectively. Scheduled interest on the note issued in 1994 is payable on March 1 and September 1 of each year to holders of record on the preceding February 15 or August 15, respectively. Scheduled interest on the note issued in 2009 is payable on June 1 and December 1 of each year to holders of record on the preceding May 15 and November 15, respectively. Interest expense is not recorded until approval for payment is received from the Division. Through December 31, 2011, the unapproved interest was $12 million. As of December 31, 2011, the Company has paid cumulative interest of $760 million on surplus notes. Interest of $107 million was approved and paid during the years ended December 31, 2011 and 2010. Interest of $74 million was approved and paid during the year ended 2009.

Refer to Note 20 “Subsequent events” for information about the Company’s surplus note issued on January 17, 2012.

9.   Related party transactions

As of December 31, 2011 and 2010, the Company reported $40 million and $27 million as amounts due from subsidiaries and affiliates and $30 million and $24 million, as amounts due to subsidiaries and affiliates, respectively. Terms generally require settlement of these amounts within 30 to 90 days.

The Company has modified coinsurance (Modco) agreements with the Japanese subsidiary of MMHLLC, MassMutual Life Insurance Company, on certain life insurance products. Under these Modco agreements, the Company is the reinsurer and the Japanese subsidiary retains the reserve and associated assets on traditional individual life insurance policies. The predominant contract types are whole life, endowments and term insurance. The Modco agreements are used to allow the Japanese subsidiary to keep control of the investment and management of the assets supporting the reserves. The Modco adjustment is the mechanism by which the Company funds the reserve on the reinsured portion of the risk. It is needed to adjust for the financial effect of the Japanese subsidiary holding the reserves on the ceded coverage rather than the Company. The net amounts due from the Japanese subsidiary were $1 million as of December 31, 2011 and 2010. These outstanding balances are due and payable within 90 days.

The following summarizes the related party reinsurance transactions between the Company and the Japanese subsidiary:

	00000000	00000000	00000000
	Years Ended December 31,
	2011	2010	2009

	(In Millions)

Premium assumed	$23	$26	$33
Modified coinsurance adjustments, included in fees and other income (expense)	15	30	47
Expense allowances on reinsurance assumed, included in fees and other income (expense)	(2)	(3)	(3)
Policyholders’ benefits	(32)	(48)	(69)

The Company has reinsurance agreements with its subsidiary, C.M. Life, and its indirect subsidiary, MML Bay State, including stop-loss, coinsurance, Modco and yearly renewable term agreements on life insurance products. The Company also has coinsurance agreements with C.M. Life where the Company assumes substantially all of the premium on certain universal life policies. As of December 31, 2011 and 2010, the net amounts due to C.M. Life and MML Bay State were $30 million and $5 million, respectively. These outstanding balances are due and payable with terms ranging from monthly to annually, depending on the agreement in effect.

MASSACHUSETTS MUTUAL LIFE INSURNACE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following summarizes the reinsurance transactions for these agreements:

	Years Ended December 31,
	2011	2010	2009

	(In Millions)

Premium assumed	$78	$85	$88
Modified coinsurance adjustments, included in fees and other income (expense)	33	39	38
Expense allowances on reinsurance assumed, included in fees and other income (expense)	(24)	(25)	(25)
Policyholders’ benefits	(116)	(87)	(107)
Experience refunds paid	(2)	(1)	(1)

The Company has management and service contracts and cost-sharing arrangements with various subsidiaries and affiliates where the Company, for a fee, will furnish a subsidiary or affiliate, as required, operating facilities, human resources, computer software development and managerial services. Fees from C.M. Life accounted for $62 million in 2011, $65 million in 2010 and $74 million in 2009.

The Company has agreements with its subsidiaries and affiliates, including OFI and Baring International Investment Limited (Baring), where the Company receives revenue for certain recordkeeping and other services that the Company provides to customers who select, as investment options, mutual funds managed by these affiliates.

The Company has agreements with its subsidiaries, Babson Capital and Cornerstone Real Estate Advisers, LLC, which provide investment advisory services to the Company.

The following summarizes the transactions between the Company and the related parties:

	000000000	000000000	000000000
	Years Ended December 31,

	2011	2010	2009

	(In Millions)

Fee income:
Management and service contracts and cost-sharing arrangements	$169	$134	$163
Recordkeeping and other services	53	42	28
Investment advisory income	25	23	19
Fee expense:
Investment advisory services	177	155	154

MassMutual Benefits Management, Inc., a wholly owned subsidiary of MMHLLC which held the obligation to pay the Company’s other postretirement benefits was liquidated on August 31, 2009. This liquidation resulted in an increase to surplus of $105 million in 2009 related to DTAs.

The Company’s subsidiary, Babson Capital, invests a portion of its nonqualified compensation plan in an interest guarantee contract with the Company. For the years ended December 31, 2011 and 2010 the Company credited interest of $4 million on deposits to this Babson Capital contract.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company participates in variable annuity exchange programs with its subsidiary, C.M. Life (including MML Bay State) where certain variable annuity contract holders of the Company, C.M. Life or MML Bay State can make nontaxable exchanges of their contract for an enhanced variable annuity contract of the Company or C.M. Life. The Company recorded premium income of $5 million, $8 million and $24 million as of December 31, 2011, 2010 and 2009, respectively. The Company recorded surrender benefits of $1 million as of December 31, 2011 and 2010 and $2 million as of December 31, 2009, related to these exchange programs. C.M. Life recorded premium income of $1 million as of December 31, 2011 and 2010, and $2 million as of December 31, 2009. C.M. Life recorded surrender benefits of $5 million, $8 million and $24 million in 2011, 2010 and 2009, respectively, related to these exchange programs. The Company has an agreement with C.M. Life to compensate them or to be compensated for the lost revenue associated with the exchange of contracts that are within the surrender charge period. As a result of these exchanges, the Company did not pay any net commissions to C.M. Life as of December 31, 2011 and 2010; the Company has paid net commissions to C.M. Life of less than $1 million for the year ended December 31, 2009.

In the normal course of business, the Company provides specified guarantees and funding to MMHLLC and certain of its subsidiaries. Refer to Note 17f. “Commitments” for information on the Company’s accounting policies regarding these related party commitments and Note 17g. “Guarantees” for information on the guarantees.

10. Reinsurance

The Company cedes insurance to affiliated and unaffiliated insurers in order to limit its insurance risk. Such transfers do not relieve the Company of its primary liability and, as such, failure of reinsurers to honor their obligations could result in losses. The Company reduces this risk by evaluating the financial condition of reinsurers and monitoring for possible concentrations of credit risk. The Company reinsures a portion of its life business under either a first dollar quota-share arrangement or an in excess of the retention limit arrangement. The Company also reinsures a portion of its disability and long-term care business. The amounts reinsured are on a yearly renewable term, coinsurance or modified coinsurance basis.

Refer to Note 9 “Related party transactions” for more information about the Company’s affiliated reinsurance transactions.

The Company did not reinsure any policies with a company chartered in a country other than the U.S., excluding U.S. branches of these companies and which was owned in excess of 10% or controlled directly or indirectly by an insured, a beneficiary, a creditor or any other person not primarily engaged in the insurance business. There are no reinsurance agreements in effect under which the reinsurer may unilaterally cancel any reinsurance for reasons other than for nonpayment of premium or other similar credits. The Company has no reinsurance agreements in effect such that the amount of losses paid or accrued through the statement date may result in a payment to the reinsurer of amounts which, in aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premium collected under the reinsured policies.

If all reinsurance agreements were terminated by either party as of December 31, 2011, the resulting reduction in surplus due to loss of reinsurance reserve credits, net of unearned premium, would be approximately $2,205 million assuming no return of the assets backing these reserves from the reinsurer to the Company.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Reinsurance amounts included in the Statutory Statements of Income (Loss) were as follows:

	Years Ended December 31,
	2011	2010	2009

	(In Millions)

Direct premium	$14,101	$11,725	$12,910
Premium assumed	102	110	122
Premium ceded	(712)	(672)	(640)

Total net premium	$13,491	$11,163	$12,392

Reinsurance recoveries
Assumed	$(91)	$(72)	$(66)
Ceded	443	399	372

Reinsurance amounts included in the Statutory Statements of Financial Position were as follows:

	December 31,
	2011	2010

	(In Millions)

Reinsurance reserves
Assumed	$760	$728
Ceded	(2,477)	(2,239)
Amounts recoverable from reinsurers
Assumed	(12)	(16)
Ceded	100	100

Reinsurance reserves ceded as of December 31, 2011 include $1,676 million associated with life insurance policies, $715 million for long-term care, $66 million for disability and $20 million for group life and health. Reinsurance reserves ceded as of December 31, 2010 include $1,547 million associated with life insurance policies, $603 million for long-term care, $73 million for disability and $16 million for group life and health.

As of December 31, 2011, one reinsurer accounted for 28% of the outstanding reinsurance recoverable and the next largest reinsurer had 13% of the balance. The Company believes that no exposure to a single reinsurer represents an inappropriate concentration of risk to the Company, nor is the Company’s business substantially dependent upon any single reinsurer.

11.    Policyholders’ liabilities

a.    Policyholders’ reserves

The Company had total life insurance in force of $400,634 million and $384,763 million as of December 31, 2011 and 2010, respectively. Of this total, the Company had $16,634 million and $18,300 million of life insurance in force as of December 31, 2011 and 2010, respectively, for which the gross premium was less than the net premium according to the standard valuation set by the Division. The gross premium is less than the net premium needed to establish the reserves because the statutory reserves must use standard conservative valuation mortality tables, while the gross premium calculated in pricing uses mortality tables that reflect both the Company’s experience and the transfer of mortality risk to reinsurers.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following summarizes policyholders’ reserves, net of reinsurance, and the range of interest rates by type of product:

	December 31,
	2011				2010

	Amount	Interest Rates			Amount	Interest Rates

	($ In Millions)

Individual life	$35,508	2.5%	-	6.0%	$34,066	2.5%	-	6.0%
Group life	10,012	2.5%	-	4.5%	9,431	2.5%	-	4.5%
Group annuities	9,481	2.3%	-	11.3%	8,856	2.3%	-	11.3%
Individual annuities	6,483	2.3%	-	11.3%	5,599	2.3%	-	11.3%
Individual universal and variable life	3,598	4.0%	-	6.0%	3,184	4.0%	-	6.0%
Disabled life claim reserves	1,855	3.5%	-	6.0%	1,828	3.5%	-	6.0%
Additional liability for annuity contracts	805	-	-	-	488	-	-	-
Disability active life reserves	595	3.5%	-	6.0%	581	3.5%	-	6.0%
Other	199	2.5%	-	6.0%	194	2.5%	-	6.0%
Guaranteed investment contracts	-	-	-	-	18	4.4%	-	13.0%

Total	$68,536				$64,245

Individual life includes whole life and term insurance. Group life includes corporate-owned life insurance, bank-owned life insurance, group universal life, group variable universal life and private client group products. Group annuities include deferred annuities and single premium annuity contracts. Individual annuities include individual annuity contracts and structured settlements. Individual universal and variable life products include universal life and variable life products. Disabled life claim reserves include disability income and long-term care claims that have been incurred but not reported. Disability active life reserves include disability income and long-term care contracts issued. Other is comprised of disability life and accidental death insurance.

b.    Liabilities for deposit-type contracts

The following summarizes liabilities for deposit-type contracts and the range of interest rates by type of product:

	December 31,
	2011				2010

	Amount	Interest Rates			Amount	Interest Rates

	($ In Millions)

Funding agreements	$3,344	0.3%	-	10.2%	$2,299	0.3%	-	10.2%
Supplementary contracts	609	0.3%	-	8.0%	594	0.3%	-	8.0%
Dividend accumulations	571	3.4%	-	3.5%	583	3.4%	-	3.5%
Other	64	4.0%	-	8.0%	101	4.0%	-	8.0%

Total	$4,588				$3,577

Funding agreements are investment contracts sold to domestic and international institutional investors. The terms of the funding agreements do not give the holder the right to terminate the contract prior to the contractually stated maturity date. Consistent with past years, no funding agreements have been issued with put provisions or ratings-sensitive triggers. Currency swaps are employed to eliminate foreign exchange risk from all funding agreements issued to back non-U.S. dollar denominated notes. Assets received for funding agreements may be invested in the general account of the Company. As of December 31, 2011, funding agreement balances in the general account of the Company totaled $3,344 million, consisting of $2,731 million in note programs, $601 million in Federal Home Loan Bank of Boston (FHLB Boston) funding agreements and $12 million in various other agreements. As of December 31, 2010 funding agreement balances in the general account of the Company totaled $2,299 million, consisting of $2,280 million in note programs and $19 million in various other agreements.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Under most of the Company’s funding agreement programs, the Company creates an investment vehicle or trust for the purpose of issuing medium-term notes to investors. Proceeds from the sale of the medium-term notes issued by these unconsolidated affiliates are used to purchase funding agreements from the Company. The payment terms of any particular series of notes are matched by the payment terms of the funding agreement securing the series. Notes were issued from the Company’s $2 billion European Medium-Term Note Program, with approximately $449 million remaining in run-off, and are now issued from its $12 billion Global Medium-Term Note Program.

During 2011, the Company entered into funding agreements with the FHLB Boston in exchange for cash. The Company uses these funds in an investment spread strategy, consistent with its other investment spread operations. These funding agreements are collateralized by securities with estimated fair values of $670 million as of December 31, 2011. The Company’s borrowing capacity with the FHLB Boston is subject to the lower of the limitation on the pledge of collateral for a loan set forth in New York Insurance Law Section 1411(C) and by the Company’s internal limit. The Company’s unused capacity was $594 million as of December 31, 2011. As a member of the FHLB Boston, the Company held common stock of the FHLB Boston at a statement value of $52 million and $25 million as of December 31, 2011 and 2010, respectively. All FHLB Boston funding agreement assets and liabilities are classified in the Company’s general account. The Company accounts for these funds consistent with its other deposit-type contracts.

As of December 31, 2011, the Company’s funding agreement balances by maturity year were as follows (in millions):

2012	$308
2013	628
2014	753
2015	402
2016	653
Thereafter	600

Total	$3,344

c.    Unpaid claims and claim expense reserves

The Company establishes unpaid claims and claim expense reserves to provide for the estimated costs of paying claims made under individual disability and long-term care policies written by the Company. These reserves include estimates for both claims that have been reported and those that have been incurred but not reported, and include estimates of all future expenses associated with the processing and settling of these claims. This estimation process is primarily based on the assumption that experience is an appropriate indicator of future events and involves a variety of actuarial techniques that analyze experience, trends and other relevant factors. The amounts recorded for unpaid claims and claim expense reserves represent the Company’s best estimate based upon currently known facts and actuarial guidelines. Accordingly, actual claim payouts may vary from these estimates.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following summarizes the disabled life and long-term care unpaid claims and claim expense reserves:

	December 31,
	2011	2010

	(In Millions)

Claim reserves, beginning of year	$1,965	$1,960
Less: Reinsurance recoverables	115	110

Net claim reserves, beginning of year	1,850	1,850

Claims paid related to:
Current year	(16)	(14)
Prior years	(310)	(293)

Total claims paid	(326)	(307)

Incurred related to:
Current year’s incurred	239	217
Current year’s interest	4	5
Prior years’ incurred	19	4
Prior years’ interest	80	81

Total incurred	342	307

Adjustments to surplus	12	-

Net claim reserves, end of year	1,878	1,850
Reinsurance recoverables	115	115

Claim reserves, end of year	$1,993	$1,965

The changes in reserves for incurred claims related to prior years are generally the result of recent loss development trends. The $19 million increase in the prior years’ incurred claims for 2011 was due to actual termination experience slightly worse than statutory termination tables. The $4 million increase in the prior years’ incurred claims for 2010 was due to unfavorable experience.

The following reconciles disabled life claim reserves to the net claim reserves at the end of the years presented in the previous table. Disabled life claim reserves are recorded in policyholders’ reserves. Accrued claim liabilities are recorded in other liabilities.

	December 31,
	2011	2010

	(In Millions)

Disabled life claim reserves	$1,855	$1,828
Accrued claim liabilities	23	22

Net claim reserves, end of year	$1,878	$1,850

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

d.    Additional liability for annuity contracts

Certain variable annuity contracts include additional death or other insurance benefit features, such as GMDBs, GMIBs, GMABs and GMWBs. In general, these benefit guarantees require the contract or policyholder to adhere to a company-approved asset allocation strategy. Election of these benefits on annuity contracts is generally only available at contract issue. Beginning in the first quarter of 2010 the Company began offering newly designed GMWBs on a variable product.

The following shows the liabilities for guaranteed minimum death, income, accumulation and withdrawal benefits (in millions):

Liability as of December 31, 2009	$505
Incurred guarantee benefits in 2010	(14)
Paid guarantee benefits in 2010	(3)

Liability as of December 31, 2010	488
Incurred guarantee benefits in 2011	321
Paid guarantee benefits in 2011	(4)

Liability as of December 31, 2011	$805

The Company held reserves in accordance with the stochastic scenarios as of December 31, 2011 and 2010. As of December 31, 2011 and 2010 the Company held additional reserves above those indicated based on the stochastic scenarios in order to maintain a prudent level of reserve adequacy.

The following summarizes the account values, net amount at risk and weighted average attained age for variable annuity contracts with guaranteed minimum death, income, accumulation and withdrawal benefits classified as policyholders’ reserves and separate account liabilities. The net amount at risk is defined as the minimum guarantee less the account value calculated on a policy-by-policy basis, but not less than zero.

	December 31,
	2011			2010

	Account Value	Net Amount at Risk	Weighted Average Attained Age	Account Value	Net Amount at Risk	Weighted Average Attained Age

	($ In Millions)

Annuity:
GMDB	$9,039	$224	62	$9,179	$166	61
GMIB	4,010	822	62	4,293	509	61
GMAB	1,555	53	57	1,416	29	57
GMWB	195	17	66	191	8	65

Account balances of variable annuity contracts with guaranteed minimum death, income, accumulation and withdrawal benefits are summarized below:

	December 31,
	2011				2010

	GMDB	GMIB	GMAB	GMWB	GMDB	GMIB	GMAB	GMWB

	(In Millions)

Separate account	$8,076	$3,996	$1,487	$195	$8,362	$4,279	$1,346	$191
Company’s general investments	963	14	68	-	817	14	70	-

Total	$9,039	$4,010	$1,555	$195	$9,179	$4,293	$1,416	$191

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

e.    Additional liability for individual life contracts

Certain universal life and variable universal life contracts include features such as GMDBs or other guarantees that ensure continued death benefit coverage when the policy would otherwise lapse. The value of the guarantee is only available to the beneficiary in the form of a death benefit.

The net liability for guarantees on universal life and variable universal life type contracts was as follows:

	December 31,
	2011	2010

	(In Millions)

Beginning balance	$1,343	$1,169
Net liability increase	277	174

Ending balance	$1,620	$1,343

12.    Debt

The Company issues commercial paper in the form of Notes in minimum denominations of $250 thousand up to a total aggregation of $1 billion. These Notes have maturities up to a maximum of 270 days from the date of issue and are sold at par less a discount representing an interest factor or, if interest bearing, at par. The Notes are not redeemable or subject to voluntary prepayments by the Company. Commercial paper had a carrying value and face amount of $250 million as of December 31, 2011 and 2010. The commercial paper issued in 2011 had interest rates ranging from 0.12% to 0.27% with maturity dates ranging from 1 day to 42 days. Interest expense for the commercial paper was less than $1 million for the years ended December 31, 2011 and 2010 and was $1 million for the year ended December 31, 2009.

The Company has a $1 billion three-year credit facility with a syndicate of lenders that could be used for general corporate purposes and to support commercial paper borrowings. The facility has an upsize option for an additional $500 million. The terms of the credit facility provide for, among other provisions, covenants pertaining to liens, fundamental changes, transactions with affiliates and adjusted statutory surplus. As of and for the years ended December 31, 2011, 2010 and 2009, the Company was in compliance with all covenants under the credit facilities. For the years ended December 31, 2011, 2010 and 2009, there were no draws on the credit facilities. Credit facility fees were $1 million for the year ended December 31, 2011 and were less than $1 million for the years ended December 31, 2010 and 2009.

13.    Employee benefit plans

The Company provides multiple benefit plans including retirement plans and life and health benefits to employees, certain employees of unconsolidated subsidiaries, agents and retirees.

a.    Pension plans

The Company has funded and unfunded noncontributory defined benefit pension plans that cover substantially all employees, agents and retirees. For participants, benefits are calculated as the greater of (1) a formula based on age, service and salary during their careers or (2) a formula based on final average earnings and length of service.

The Company’s policy is to fund qualified pension costs in accordance with the Employee Retirement Income Security Act of 1974. In 2011 and 2010, the Company contributed $137 million and $116 million, respectively, to its qualified defined benefit plan.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

b.    Defined contribution plans

The Company sponsors funded (qualified 401(k) thrift savings) and unfunded (nonqualified deferred compensation thrift savings) defined contribution plans for all of its employees, agents and retirees. The qualified 401(k) thrift savings plan’s net assets available for benefits were $1,423 million and $1,384 million as of December 31, 2011 and 2010, respectively. The Company match for the 401(k) thrift savings plan is 5% of eligible W-2 compensation.

The total matching thrift savings contributions by the Company were $28 million, $29 million and $22 million for the years ended December 31, 2011, 2010 and 2009, respectively, and were included in general insurance expenses.

The Company also maintains a defined contribution plan for agents, which was frozen in 2001. The net assets available for these benefits were $179 million and $194 million as of December 31, 2011 and 2010, respectively.

c.    Other postretirement and postemployment benefits

The Company provides certain life insurance and health care benefits (other postretirement benefits) for its retired employees and agents, their beneficiaries and covered dependents. MMHLLC has the obligation to pay the Company’s other postretirement benefits, but this transfer does not relieve the Company of its primary liability. MMHLLC is allocated other postretirement expenses related to interest cost, amortization of actuarial gains and losses and expected return on plan assets, whereas service cost and amortization of the transition obligation are recorded by the Company.

The health care plan is contributory; while a portion of the basic life insurance plan is noncontributory. Substantially all of the Company’s U.S. employees and agents may become eligible to receive other postretirement benefits. These benefits are funded as the benefits are provided to the participants. The postretirement health care plans include a limit on the Company’s share of costs for recent and future retirees.

The Company provides retiree life insurance coverage for home office employees who, as of January 1, 2010, were age 50 with at least 10 years of service or had attained 75 points, generally age plus service, with a minimum 10 years of service.

Accrued Postemployment Benefits

The Company provides severance-related postemployment benefits for home office employees. The net accumulated liability for these benefits was $28 million and $25 million as of December 31, 2011 and 2010, respectively.

The Company accrues postemployment benefits for agents’ health benefits for those agents who qualify for long-term disability and are not retired. The net accumulated liability for these benefits was $11 million and $12 million as of December 31, 2011 and 2010, respectively.

d.    Benefit obligations

The initial transition obligation for other postretirement benefits of $138 million is amortized over 20 years through 2012. The remaining balance is $4 million. The initial transition obligation represents the phased recognition on the Statutory Statements of Income (Loss) of the differences between the plan’s funded status and the accrued cost on the Company’s Statutory Statements of Financial Position when the Company first transitioned to statutory guidance regarding postretirement benefits other than pensions. See Section f. of this Note, “Amounts recognized in the Statutory Statements of Financial Position,” for details on the Plan’s funded status.

Accumulated benefit obligations represent the present value of pension benefits earned as of a December 31 measurement date based on service and compensation and do not take into consideration future salary levels.

Projected benefit obligations for pension benefits represent the present value of pension benefits earned as of a December 31 measurement date projected for estimated salary increases to an assumed date with respect to retirement, termination, disability or death.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Accumulated and projected postretirement benefit obligations for other postretirement benefits represent the present value of postretirement medical and life insurance benefits earned as of a December 31 measurement date projected for estimated salary and medical claim rate increases to an assumed date with respect to retirement, disability or death.

Actuarial (gains) losses represent the difference between the expected results and the actual results used to determine the projected benefit obligation, accumulated benefit obligation and current year expense. A few of the major assumptions used in this calculation include: expected future compensation levels, healthcare cost trend, mortality and expected retirement age.

The following presents the pension and other postretirement projected and accumulated benefit obligation for vested and non-vested employees:

	December 31,
	2011	2010	2011	2010

	Pension Benefits		Other Postretirement Benefits

	(In Millions)

Projected benefit obligation for:
Vested employees	$ 2,163	$ 1,764	$ 365	$ 330
Non-vested employees	29	31	50	35

Total projected benefit obligation	$ 2,192	$ 1,795	$ 415	$ 365

Accumulated benefit obligation for:
Vested employees	$ 2,148	$ 1,743	$ 365	$ 330
Non-vested employees	12	16	50	35

Total accumulated benefit obligation	$ 2,160	$ 1,759	$ 415	$ 365

The following sets forth the change in the vested projected benefit obligation of the defined benefit pension and postretirement plans:

	December 31,
	2011	2010	2011	2010

	Pension Benefits		Other Postretirement Benefits

	(In Millions)

Projected benefit obligation, beginning of year	$1,764	$1,647	$330	$311
Service cost	42	44	4	8
Interest cost	95	96	16	17
Contributions by plan participants	-	-	10	9
Actuarial (gains) losses	59	(24)	(13)	(6)
Medicare prescription drug direct subsidy	-	-	2	2
Benefits paid	(95)	(90)	(27)	(26)
Change in discount rate	298	91	43	15

Projected benefit obligation, end of year	$2,163	$1,764	$365	$330

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following sets forth the change in the vested accumulated benefit obligation of the defined benefit pension and postretirement plans:

	December 31,
	2011	2010	2011	2010

	Pension Benefits		Other Postretirement Benefits

	(In Millions)

Accumulated benefit obligation, beginning of year	$ 1,743	$ 1,626	$ 330	$ 311
Service cost	43	45	4	8
Interest cost	94	95	16	17
Contributions by plan participants	-	-	10	9
Actuarial (gains) losses	66	(24)	(13)	(6)
Medicare prescription drug direct subsidy	-	-	2	2
Benefits paid	(95)	(90)	(27)	(26)
Change in discount rate	297	91	43	15

Accumulated benefit obligation, end of year	$ 2,148	$ 1,743	$ 365	$ 330

The determination of the discount rate is based upon rates commensurate with current yields on high quality corporate bonds as of a measurement date of December 31, 2011. A spot yield curve is developed from this data that is then used to determine the present value for the obligation. The projected plan cash flows are discounted to the measurement date based on the spot yield curve. A single discount rate is computed so that the present value of the benefits cash flow equals the present value computed using the spot yield curve. A 25 basis point change in the discount rate results in approximately a $65 million change in the projected pension benefit obligation. The methodology includes producing a cash flow of annual accrued benefits. For active participants, service is projected to the end of 2011 and pensionable earnings are projected to the date of probable termination. See Section h. of this Note, “Assumptions” for details on the discount rate.

e.    Plan assets

All investments of the qualified pension plan are invested through the Company’s group annuity contract. This contract invests in the General Investment Account option of the Company, pooled separate accounts and nonpooled separate accounts. Pooled separate account assets support more than one group annuity contract and are managed by the Company. These assets are assigned for the purposes of allocating investment returns and asset gains and losses. Nonpooled separate accounts are managed by the Company and unaffiliated asset managers.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company’s qualified pension plan assets as of December 31, 2011 and 2010:

	December 31,
	2011	2010

	(In Millions)

Pension plan assets managed by the Company and affiliated asset managers:
General Investment Account option	$ 253	$ 242
Babson Long Term Duration Bond Fund	141	121
Alternative Investment Separate Account	133	113
Oppenheimer Small Capitalization Core Fund	99	103
Oppenheimer International Growth Fund	72	-
Babson Enhanced Index Value Fund	65	59
Oppenheimer Large Core Fund	65	44
MM Premier Capital Appreciation Fund	48	49
MM Premier Core Bond Fund	42	-
Oppenheimer Large Capitalization Value Fund	39	63
MM Premier Strategic Emerging Markets Fund	35	38
Oppenheimer Real Estate Fund	21	19
MM Premier International Equity Fund	-	78

	1,013	929

Pension plan assets managed by unaffiliated asset managers:
Goldman Sachs Asset Management Long Duration Bond Fund	144	120
Pacific Asset Management Company Long Duration Bond Fund	140	119
Harris International	68	80
MM Select Aggressive Growth Fund	38	36
MM Select Blue Chip Growth Fund	37	36
T. Rowe Price Emerging Markets Stock Fund	36	37
MM Select Small Cap Growth Fund	33	28
MM Select Small Cap Value Fund	33	28
Davis Large Value Fund	25	25

	554	509

Total qualified pension plan assets	$ 1,567	$ 1,438

The approximate amount of annual benefits to plan participants covered by a group annuity contract issued by the employer or related parties is estimated at $61 million in 2012.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The change in plan assets represents a reconciliation of beginning and ending balances of the fair value of the plan assets used to fund future benefit payments. The following sets forth the change in plan assets:

	December 31,
	2011	2010	2011	2010

	Pension Benefits		Other Postretirement Benefits

	(In Millions)

Fair value of plan assets, beginning of year	$ 1,438	$ 1,244	$ 5	$ 5
Actual return on plan assets	69	148	-	-
Employer contributions	155	136	16	17
Contributions by plan participants	-	-	10	9
Benefits paid	(95)	(90)	(27)	(26)
Other	-	-	1	-

Fair value of plan assets, end of year	$ 1,567	$ 1,438	$ 5	$ 5

The Company employs a total return investment approach whereby a mix of equities and fixed-income investments are used to maximize the long-term return of plan assets with a prudent level of risk. Risk tolerance is established through consideration of plan liabilities, plan funded status and corporate financial condition. The investment portfolio contains a diversified blend of equity and fixed-income investments. Alternative assets such as a private equity fund, an equity index exchange traded fund and a bond index exchange traded fund are used to improve portfolio diversification. Investment risk is measured and monitored on an ongoing basis through quarterly investment portfolio reviews, annual liability measurements, and periodic asset and liability studies.

The target range allocations for the qualified pension plan assets are 25% to 35% domestic equity securities, 20% to 30% long duration bond securities, 15% to 25% General Investment Account option, 13% to 18% international equity securities and 5% to 15% alternative investments. Domestic equities primarily include investments in large capitalization (large-cap) companies and small capitalization (small-cap) companies. Long duration bond securities invest in several long duration bond exchange traded funds. International equities include investments in American Depository Receipts and limited partnerships that trade primarily in foreign markets in Europe, Latin America and Asia. The pension plan asset’s General Investment Account option earns fixed interest, primarily comprised of an investment in an unallocated insurance contract held by the Company. Approximately 16% and 17% of the assets of the Company’s pension plan were invested in the Company’s General Investment Account option through the unallocated group annuity insurance contract as of December 31, 2011 and 2010, respectively.

The General Investment Account option is designed to provide stable, long-term investment growth. The option is backed by the Company’s general investment account, which is a diversified portfolio composed primarily of high-quality, fixed income investments, including public bonds, private placements, commercial mortgage loans and short-term investments.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following presents the General Investment Account option allocation by type of investment:

	December 31,
	2011	2010

Bonds	65%	67%
Mortgage loans	15	15
Partnerships and LLCs	7	7
Common stocks - subsidiaries and affiliates	5	4
Other investments	5	3
Cash and cash equivalents	2	2
Real estate	1	1
Short-term investments	-	1

	100%	100%

The qualified pension plan invests in the following pooled and nonpooled separate account options:

Babson Long Term Duration Bond Fund is a nonpooled separate account subadvised by Babson Capital with a long duration bond strategy that invests in a diversified portfolio of fixed income, short-term bonds, government securities and cash. The specific performance objective is to outperform the total return of the Barclays Capital U.S. Long Government/Credit Bond index.

Alternative Investment Separate Account is a nonpooled separate account subadvised by Babson Capital. Babson Capital’s strategy includes holdings of a private equity fund, an equity index exchange traded fund and a bond index exchange traded fund.

Oppenheimer Small Capitalization Core Fund is a nonpooled separate account subadvised by OFI Institutional Asset Management (OFI Institutional) that invests in domestic small-cap, mid-cap, other fixed income securities and international small/mid-cap securities. The fund aims to maintain a broadly diversified portfolio across all major economic sectors by applying risk controls for both sector and position size. The fund’s strategy uses separate fundamental research and quantitative models to select securities.

Oppenheimer International Growth Fund is a pooled separate account subadvised by OFI Institutional that invests in international large-cap securities. This international equity strategy focuses on well-positioned, well-managed businesses that have strong revenue growth, sustainable profit margins, capital efficiency and/or business integrity.

Babson Enhanced Index Value Fund is a nonpooled separate account subadvised by Babson Capital that invests in domestic small-cap, mid-cap, large-cap and other fixed income securities. The strategy is a large cap value equity strategy that uses a systematic strategy that exploits market inefficiencies designed to outperform the fund’s benchmark index while maintaining risk characteristics similar to the benchmark.

Oppenheimer Large Capitalization Value Fund is a nonpooled separate account subadvised by OFI Institutional that invests in domestic small-cap, mid-cap and large-cap common stocks. The fund can also buy other investments, including preferred stocks, rights and warrants and convertible debt securities. The strategy is a large-cap value equity strategy that uses fundamental analyses to select securities for the fund that it believes are undervalued.

MM Premier Capital Appreciation Fund is a pooled separate account subadvised by OFI Institutional that invests primarily in domestic large-cap common stocks of growth companies. The strategy is a large cap growth equity strategy that seeks companies in rapidly expanding industries that they believe may appreciate in value over the long term.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

MM Premier Core Bond Fund is a pooled separate account subadvised by Babson Capital Management LLC. It primarily invests in high-quality, investment grade bonds with selective and prudent investments in high yield bonds, which are deemed to provide an attractive risk/reward trade off. Security selection is an in-depth, bottom-up credit research process seeking securities with attractive yields among the corporate, U.S. government (treasury and agency) and mortgage & asset backed sectors.

Oppenheimer Large Core Fund is a nonpooled separate account subadvised by OFI Institutional that invests in a diversified mix of larger company stocks for capital appreciation potential. The strategy is a large cap core equity strategy, where the portfolio managers combine fundamental research and quantitative models to identify investment opportunities among large, competitively advantaged companies whose earnings are growing faster than average, or whose shares appear to be mispriced by the market.

MM Premier Strategic Emerging Markets Fund is a pooled separate account subadvised by Baring Asset Management with an emerging markets equity strategy that invests in international emerging markets and seeks long-term capital growth. Baring determines the universe of emerging market countries in which to invest, and this list may change from time to time based on Baring’s assessment of a country’s suitability for investment.

Oppenheimer Real Estate Fund is a pooled separate account that invests in an Oppenheimer mutual fund subadvised by Cornerstone Advisors. This real estate strategy seeks out exposure to the commercial real estate market and uses a fundamental research driven approach to search for what are believed to be high quality companies in the Real Estate Investment Trust (REIT) market among other investments. REIT’s are publicly traded securities that sell like a stock on the major exchanges and which invest in real estate directly.

Goldman Sachs Asset Management Long Duration Bond Fund is a nonpooled separate account subadvised by Goldman Sachs Asset Management with a long duration bond strategy that invests in a diversified portfolio of fixed income, short term bonds, government securities and cash. The specific performance objective is to outperform the total return of the Barclays Capital U.S. Long Government/Credit Bond index.

Pacific Investment Management Company Long Duration Bond Fund is a nonpooled separate account subadvised by Pacific Investment Management Company with a long duration bond strategy that invests in a diversified portfolio of fixed income, short-term bonds, government securities and cash. The specific performance objective is to outperform the total return of the Barclays Capital U.S. Long Government/Credit Bond index.

Harris International is a nonpooled separate account subadvised by Harris Associates that invests in international large-cap value securities and equity securities, which may include common stocks, preferred stocks, securities that are convertible into common stocks, depositary receipts, and rights and warrants to buy common stocks. This international equity strategy seeks out companies that it believes to be trading in the market at significant discounts to their underlying values.

MM Select Aggressive Growth Fund is a pooled separate account subadvised by Sands Capital Management, LLC (Sands Capital) and Delaware Management Company (DMC) with a large-cap growth equity strategy. Sands Capital uses bottom-up, fundamental research and focuses on six key investment criteria: sustainable, above average earnings growth, a leadership position, competitive advantages, a value-added focus with a clear mission, financial strength and rational valuation. DMC seeks to select large cap equities that it believes are undervalued in relation to their intrinsic value, as indicated by multiple factors, including the return on capital above its cost of capital.

MM Select Blue Chip Growth Fund is a pooled separate account subadvised by T. Rowe Price Associates, Inc. (T. Rowe Price) that seeks growth of capital over the long term. The strategy is a large cap growth equity strategy that seeks well-established companies with the potential for above-average earnings growth. In selecting securities, T. Rowe Price generally seeks to identify companies with a leading market position, seasoned management and strong financial fundamentals.

T. Rowe Price Emerging Markets Stock Fund is a nonpooled separate account subadvised by T. Rowe Price with an emerging markets equity strategy that seeks long-term growth of capital through investments primarily in the common stocks of companies located (or with primary operations) in Latin America, Asia, Europe, Africa and the Middle East.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

MM Select Small Cap Growth Fund is a pooled separate account subadvised by Wadell & Reed and Wellington Management that invests in domestic small-cap equity securities and seeks long-term capital appreciation. Each subadviser employs a growth-based investment approach and may perform a number of analyses in considering whether to buy or sell a security for the fund. Each of the subadvisers uses a combination of fundamental and quantitative analyses to identify small-cap companies that it believes are experiencing or will experience rapid earnings or revenue growth.

MM Select Small Cap Value Fund is a pooled separate account subadvised by Wellington Management and Barrow Hanley that seeks to maximize total return through investing primarily in small-cap equity securities. Wellington employs a bottom-up stock selection process that utilizes proprietary, fundamental research to identify companies it considers to be undervalued and to have the potential for significant longer-term returns. Barrow Hanley typically seeks to exploit market inefficiencies by using proprietary research to identify small-cap companies that it considers to be undervalued and to have the potential to generate superior returns while subjecting the fund to below average levels of risk.

Davis Large Value Fund is a nonpooled separate account subadvised by Davis Advisors that invests in domestic and international small-cap, mid-cap, and large-cap securities. The strategy is a value equity strategy that employs a strong price discipline with a focus on growing companies selling at value prices.

Fair Value Measurements

The Company’s fair value hierarchy is defined in Note 5 “Fair value of financial instruments.”

The following is a description of the valuation methodologies used to measure fair value for the investments in the qualified pension plan.

Pooled separate accounts: Valued using the unit value calculated based on the net asset value (NAV) of the underlying pool of securities that are mutual funds. Mutual funds trade on one or more U.S. or foreign exchanges and the fair value is derived based on the closing prices for the underlying securities.

Nonpooled separate accounts: Valued primarily using the closing price reported on the active market on which the individual securities are traded.

Cash: Is stated at cost, which is equal to fair value and held by an unaffiliated bank.

General investment account: Liquidation value based on an actuarial formula as defined under the terms of the contract. There is no observable price.

The methods described above may produce a fair value calculation that may not be indicative of net realizable value or reflective of future values. Furthermore, while the Company believes its valuation methods are appropriate and consistent with other market participants, the use of different methodologies or assumptions to determine fair value of certain financial instruments could result in a different fair value measurement at the reporting date.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following present the fair value hierarchy of the Company’s pension plan assets by asset class:

	Fair Value as of December 31, 2011

	Level 1	Level 2	Level 3	Total

	(In Millions)

Investments in the qualified pension plan:
Pooled separate accounts:
Common stocks:
U.S. large capitalization	$ -	$ 123	$ -	$ 123
International large capitalization value	-	72	-	72
U.S. small capitalization value	-	66	-	66
International emerging markets	-	35	-	35
Real estate	-	21	-	21
Bonds:
Diversified fixed income	-	42	-	42

Total pooled separate accounts	-	359	-	359

Nonpooled separate accounts:
Common stocks
U.S. large capitalization	143	-	-	143
U.S. mid capitalization	55	-	-	55
U.S. small capitalization	70	-	-	70
International large capitalization value	10	-	-	10
International small/mid capitalization	5	-	-	5
Corporate and other bonds	-	151	-	151
Long duration bonds	75	-	-	75
Short term bonds	3	-	-	3
Government securities	-	186	-	186
Mortgage backed securities	-	3	-	3
Registered investment companies
U.S. large capitalization	49	-	-	49
Other fixed income	36		-	36
Multi-strategy hedge funds	-	30	-	30
Limited partnerships
Diversified hedge fund	1	-	-	1
International large capitalization value	-	-	68	68
Multi-strategy hedge funds	-	19	-	19
Private equity/venture capital	-	4	-	4
Real estate	-	30	-	30
Short term cash equivalents	1	14	-	15
Cash	2	-	-	2

Total nonpooled separate accounts	450	437	68	955

Total General Investment Account option	-	-	253	253

Total	$ 450	$ 796	$ 321	$ 1,567

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	Fair Value as of December 31, 2010

	Level 1	Level 2	Level 3	Total

	(In Millions)

Investments in the qualified pension plan:
Pooled separate accounts:
Common stocks
U.S. large capitalization	$ -	$ 121	$ -	$ 121
International large capitalization value	-	78	-	78
U.S. small capitalization value	-	56	-	56
International emerging markets	-	38	-	38
Real estate	-	19	-	19

Total pooled separate accounts	-	312	-	312

Nonpooled separate accounts:
Common stocks
U.S. large capitalization	142	-	-	142
U.S. mid capitalization	81	-	-	81
U.S. small capitalization	52	-	-	52
International large capitalization value	8	-	-	8
International small/mid capitalization	5	-	-	5
Corporate and other bonds	-	102	-	102
Long duration bonds	65	-	-	65
Short term bonds	2	-	-	2
Government securities	-	157	-	157
Registered investment companies:
U.S. large capitalization	76	-	-	76
International small/mid capitalization	38	-	-	38
Other fixed income	34	-	-	34
Limited Partnerships:
International large capitalization value	-	-	80	80
Other fixed income	-	1	-	1
Short term cash equivalents	4	-	-	4
Cash	1	36	-	37

Total nonpooled separate accounts	508	296	80	884

Total General Investment Account option	-	-	242	242

Total	$ 508	$ 608	$ 322	$ 1,438

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following set forth a summary of changes in the fair value of the Plan’s Level 3 investment assets:

	International Large Cap Value	General Investment Account Option	Total

	(In Millions)

Balance, January 1, 2011	$ 80	$ 242	$ 322
Realized gains (losses)	-	13	13
Unrealized gains (losses)	(12)	-	(12)
Purchases	-	76	76
Sales	-	(78)	(78)

Balance, December 31, 2011	$ 68	$ 253	$ 321

	International Large Cap Value	General Investment Account Option	Multi- Strategy Hedge Fund	Total

	(In Millions)

Balance, January 1, 2010	$ 66	$ 275	$ 5	$ 346
Realized gains (losses)	-	5	-	5
Unrealized gains (losses)	14	-	-	14
Purchases	-	33	-	33
Sales	-	(71)	(5)	(76)

Balance, December 31, 2010	$ 80	$ 242	$ -	$ 322

The Company evaluated the significance of transfers between levels based upon the nature of the financial instrument and size of the transfer relative to total net assets available for benefits. For the year ended December 31, 2011, there were no significant transfers in or out of Levels 1, 2 or 3.

Postretirement Investments

The fair value of the postretirement benefits investments of $5 million for the years ended December 31, 2011 and 2010 is categorized as Level 1 type investments and are invested in the domestic fixed-income fund. The fund is a money market mutual fund that seeks the maximum current income consistent with stability of principal. The fund seeks to achieve this objective by investing in money market securities meeting specific credit quality standards.

The Company invests in cash, cash equivalents and liquid fixed income securities to the extent necessary to satisfy reasonably anticipated routine current benefit liability amounts, with additional funds sufficient to satisfy reasonably unanticipated spikes in such liability activity.

f.    Amounts recognized in the Statutory Statements of Financial Position

Unrecognized prior service cost is the adjustment to the projected benefit obligation as a result of plan amendments. It represents the increase or decrease in benefits for service performed in prior periods. For pension benefits, this cost is amortized into net periodic benefit cost over the average remaining service-years of active employees at the time of the amendment. For other postretirement benefits, this cost is amortized into net periodic benefit cost over the average remaining lifetime of eligible employees and retirees at the time of the amendment.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Unrecognized net actuarial gains and losses are variances between assumptions used and actual experience. These assumptions include return on assets, demographics and mortality. The unrecognized net actuarial gains and losses are amortized if they exceed 10% of the projected benefit obligation and are amortized starting in the period after they occur. For pension benefits, they exceed the limit so they are amortized into net periodic benefit cost over the remaining service-years of active employees. For other postretirement benefits for home office employees they exceed this limit so they are amortized into net periodic benefit cost over the average remaining lifetime of eligible employees and retirees.

The unrecognized net transition obligation represents the difference between the plan’s funded status and the accrued cost on the Company’s Statutory Statements of Financial Position when the Company first transitioned to current statutory guidance. This is amortized into net periodic benefit cost over a period of years from adoption through 2013 for pension benefits and through 2012 for other postretirement benefits.

The prepaid pension asset is a cumulative balance of employer contributions made to the plan netted against the plan’s accumulated net periodic benefit costs. The prepaid pension asset is a nonadmitted asset.

The accrued benefit cost recognized is the funded status of the plan adjusted for the remaining balance of unrecognized prior service cost, unrecognized net actuarial loss, unrecognized net transition obligation and the nonadmitted prepaid pension asset.

The following sets forth the funded status of the plans and shows how the funded status is reconciled to the net asset and/or liability recognized in the Statutory Statements of Financial Position:

	December 31,
	2011	2010	2011	2010

	Pension Benefits		Other Postretirement Benefits

	(In Millions)

Prepaid benefit cost	$721	$660	$-	$-
Intangible assets	2	3	-	-
Nonadmitted asset	(721)	(660)	-	-

Total other assets	$2	$3	$-	$-

Fair value of plan assets, end of year	$1,567	$1,438	$5	$5
Less: Projected benefit obligations, end of year	2,163	1,764	365	330

Funded status, projected benefit obligation	(596)	(326)	(360)	(325)
Unrecognized prior service cost	-	-	2	2
Unrecognized net actuarial (gains) losses	1,152	823	84	56
Unrecognized net transition obligation	2	3	4	9
Less: Assets nonadmitted	721	660	-	-

Accrued benefit cost recognized	(163)	(160)	(270)	(258)
Additional minimum liability	(418)	(145)	-	-

Total other liabilities	$(581)	$(305)	$(270)	$(258)

Fair value of plan assets, end of year	$1,567	$1,438	$5	$5
Less: Accumulated benefit obligations, end of year	2,148	1,743	365	330

Funded status, accumulated benefit obligation	$(581)	$(305)	$(360)	$(325)

The qualified pension plan was underfunded by $319 million and $93 million for the years ended December 31, 2011 and 2010, respectively. The nonqualified pension plans are not funded and have total projected benefit obligations of $277 million and $233 million for the years ended December 31, 2011 and 2010, respectively.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The change in the net amount recognized for net pension benefits is as follows:

	December 31,
	2011	2010

	Pension
	Benefits

	(In Millions)

Net amount recognized, including nonadmitted asset, beginning of year	$ 500	$ 453
Employer contributions	155	136
Net periodic cost	(97)	(89)

Subtotal net amount recognized, including nonadmitted asset	558	500
Nonadmitted asset	(721)	(660)

Accrued benefit cost recognized, end of year	$ (163)	$ (160)

An additional minimum liability is required if the plan’s accumulated benefit obligation exceeds plan assets and the net amount recognized. The additional minimum liability was $418 million and $145 million for the years ended December 31, 2011 and 2010, respectively. Increases (decreases) in the additional minimum liability, less allowable intangible assets, are included in change in minimum liability included in surplus.

The following sets forth the change in additional minimum liability and shows the components resulting in this change. The major contributors in the change from prior year include a lower discount rate resulting in a higher accumulated benefit obligation and growth in assets primarily due to company contributions to the qualified pension plan and market performance.

	December 31,
	2011	2010

	Pension
	Benefits

	(In Millions)

Change in additional minimum liability:
Accumulated benefit obligation, end of year	$ (2,148)	$ (1,743)
Fair value of plan assets, end of year	1,567	1,438

Funded status, accumulated benefit obligation	(581)	(305)
Accrued benefit cost recognized, end of year	(163)	(160)

Additional minimum liability	$ (418)	$ (145)

The Company intends to fund $80 million to meet its expected obligations under its qualified and nonqualified pension plans and other postretirement benefit plans in 2012.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

g.    Net periodic cost

The net periodic cost represents the annual accounting income or expense that the Company recognized and included in general insurance expenses. The net periodic cost in the Statutory Statements of Income (Loss) is as follows:

	Years Ended December 31,
	2011	2010	2011	2010

	Pension		Other Postretirement
	Benefits		Benefits

	(In Millions)

Service cost	$ 42	$ 44	$ 4	$ 8
Interest cost	95	96	16	17
Expected return on plan assets	(105)	(108)	-	-
Amortization of unrecognized transition obligation	1	1	5	5
Amortization of unrecognized net actuarial and other losses	64	56	2	1

Total net periodic cost	$ 97	$ 89	$ 27	$ 31

The expected future pension and other postretirement benefit payments and Medicare prescription drug government subsidy receipts, which reflect expected future service, are as follows:

			Medicare
			Prescription
		Other	Drug
	Pension	Postretirement	Government
	Benefits	Benefits	Subsidy

		(In Millions)

2012	$78	$23	$(3)
2013	82	23	(3)
2014	86	24	(3)
2015	91	25	(3)
2016	96	26	(4)
2017-2021	563	139	(23)

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The net expense charged to operations for all employee and agent benefit plans are as follows:

	Years Ended December 31,
	2011	2010	2009

	(In Millions)

Pension	$ 97	$ 89	$ 72
Health	59	64	60
Thrift	28	29	22
Postretirement	27	31	30
Life	3	3	3
Disability	2	2	2
Postemployment	1	1	5
Other benefits	7	6	6

Total	$224	$225	$200

h.     Assumptions

The assumptions the Company used to calculate the benefit obligations and to determine the benefit costs are as follows:

	December 31,
	2011	2010	2009	2011	2010	2009

	Pension			Other Postretirement
	Benefits			Benefits

Weighted-average assumptions used to determine:
Benefit obligations:
Discount rate	4.35%	5.50%	5.95%	4.25%	5.30%	5.75%
Expected rate of compensation increase	4.00%	4.00%	4.00%	4.00%	4.00%	4.00%

Net periodic benefit cost:
Discount rate	5.50%	5.95%	5.80%	5.30%	5.75%	5.80%
Expected long-term rate of return on plan assets	7.75%	7.75%	8.00%	3.00%	3.00%	3.00%
Expected rate of compensation increase	4.00%	4.00%	4.00%	4.00%	4.00%	4.00%

Assumed health care cost trend rates:
Health care cost trend rate	-	-	-	7.00%	7.00%	7.00%
Ultimate health care cost trend rate after gradual decrease until 2018 for 2011 and 2010	-	-	-	5.00%	5.00%	5.00%

The discount rate used to determine the benefit obligations as of year-end is used to determine the expense in the next fiscal year.

The Company determines its assumptions for the expected rate of return on plan assets for its plans using a “building block” approach, which focuses on ranges of anticipated rates of return for each asset class. A weighted range of nominal rates is determined based on target allocations for each asset class.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plans. A one percentage point change in the assumed health care cost trend rate would have had the following effects in 2011:

	One Percentage	One Percentage
	Point Increase	Point Decrease

(In Millions)

Effect on total service and interest cost	$ 2	$ (2)
Effect on other postretirement benefit obligation	35	(29)

14.    Employee compensation plans

The Company has a long-term incentive compensation plan under which certain employees of the Company and its subsidiaries may be issued phantom share-based compensation awards. These awards include PSARs and PRS. These awards do not grant an equity or ownership interest in the Company.

A summary of share-based payment details representing the weighted average grant price of PSARs and PRS shares granted, the intrinsic value of PSARs shares exercised, the PRS liabilities paid and the fair value of shares vested during the year is as follows:

	As of and for the Years Ended
	December 31,
	2011	2010	2009

Weighted average grant date fair value:
PSARs granted during the year (whole $)	$62.77	$50.31	$33.00
PRS granted during the year (whole $)	62.83	50.31	33.00
Intrinsic value:
PSARs options exercised (in thousands)	27,831	784	42
PRS liabilities paid (in thousands)	3,181	59	133
Fair value of shares vested during the year (in thousands)	51,620	53,678	21,092

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

A summary of PSARs and PRS vested and nonvested shares is as follows:

	PSARs			PRS

		Weighted Average			Weighted Average

	Number		Remaining	Number		Remaining
	of		Contract	of		Contract
	Share Units	Price	Terms	Share Units	Price	Terms

	(In Thousands)	(Whole $)	(In Years)	(In Thousands)	(Whole $)	(In Years)

Outstanding as of January 1, 2010	3,302	$44.62	2.2	705	$37.62	4.1
Granted	977	50.31		429	50.31
Exercised	(76)	43.06		(1)	34.69
Forfeited	(55)	43.06		(29)	43.57

Outstanding as of December 31, 2010	4,148	46.02	1.5	1,104	42.39	3.6
Granted	883	62.77		313	62.83
Exercised	(1,597)	53.23		(49)	58.16
Forfeited	(79)	49.29		(45)	49.73

Outstanding as of December 31, 2011	3,355	46.82	1.1	1,323	46.32	3.3

Exercisable as of December 31, 2011	225	$59.58	-	-	$-	-

The PSARs compensation expense was $29 million, $36 million and $13 million for the years ended December 31, 2011, 2010 and 2009, respectively. The PSARs accrued compensation liability was $50 million and $49 million as of December 31, 2011 and 2010, respectively. Unrecognized compensation expense related to nonvested PSARs awards was $10 million, $19 million and $14 million for the years ended December 31, 2011, 2010 and 2009, respectively. The PSARs unrecognized compensation expense represents the total intrinsic value of all shares issued if 100% vested at current share price, minus current compensation liability. There was no nonadmitted related deferred tax benefit for the year ended December 31, 2011. The nonadmitted deferred tax benefit was $8 million and $4 million for the years ended December 31, 2010 and 2009, respectively.

The PRS compensation expense was $23 million, $17 million and $8 million for the years ended December 31, 2011, 2010 and 2009, respectively. The PRS accrued compensation liability was $45 million and $26 million as of December 31, 2011 and 2010, respectively. Unrecognized compensation expense related to nonvested PRS awards for the years ended December 31, 2011, 2010 and 2009 was $39 million, $44 million and $25 million, respectively. The PRS unrecognized compensation expense represents the total value of all shares issued if 100% vested at the current share price, minus current compensation liability. The related nonadmitted deferred tax benefit for the years ended December 31, 2011, 2010 and 2009 was $3 million, $5 million and $2 million, respectively.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

15.    Federal income taxes

The Company provides for deferred income taxes based on an admissibility limitation of 15% of surplus and a three year reversal/realization period.

The net DTA or net DTL recognized in the Company’s assets, liabilities and surplus are as follows:

	December 31, 2011

	Ordinary	Capital	Total

	(In Millions)

Total gross DTAs	$4,829	$187	$5,016
Statutory valuation allowance adjustment	-	-	-

Total adjusted gross DTAs	4,829	187	5,016
Total gross DTLs	(3,655)	(303)	(3,958)

Net DTA(L)	1,174	(116)	1,058
Total DTAs nonadmitted	-	-	-

Net admitted DTA(L)	$1,174	$(116)	$1,058

	December 31, 2010

	Ordinary	Capital	Total

	(In Millions)

Total gross DTAs	$3,167	$431	$3,598
Statutory valuation allowance adjustment	-	-	-

Total adjusted gross DTAs	3,167	431	3,598
Total gross DTLs	(2,024)	(147)	(2,171)

Net DTA(L)	1,143	284	1,427
Total DTAs nonadmitted	-	-	-

Net admitted DTA(L)	$1,143	$284	$1,427

	Change

	Ordinary	Capital	Total

	(In Millions)

Total gross DTAs	$1,662	$(244)	$1,418
Statutory valuation allowance adjustment	-	-	-

Total adjusted gross DTAs	1,662	(244)	1,418
Total gross DTLs	(1,631)	(156)	(1,787)

Net DTA(L)	31	(400)	(369)
Total DTAs nonadmitted	-	-	-

Net admitted DTA(L)	$31	$(400)	$(369)

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Pursuant to issued guidance, the Company has chosen to admit DTAs for the current reporting period in accordance with the NAIC approved revisions effective for 2010 and 2011. The amount of adjusted gross DTA admitted under each component and the resulting increased amount by tax character are as follows:

	December 31, 2011

	Ordinary	Capital	Total

	(In Millions)

Admitted DTA 1 year:
Federal income taxes that can be recovered	$ 85	$ -	$ 85
Remaining adjusted gross DTAs expected to be realized within 1 year	709	187	896
Total gross DTLs	3,958	-	3,958

Total admitted DTA realized within 1 year	4,752	187	4,939

Admitted DTA 3 years:
Federal income taxes that can be recovered	85	-	85
Remaining adjusted gross DTAs expected to be realized within 3 years	913	187	1,100
Total gross DTLs	3,831	-	3,831

Total admitted DTA realized within 3 years	4,829	187	5,016

Increase in net admitted DTA 1 year versus 3 years	$ 77	$ -	$ 77

	December 31, 2010

	Ordinary	Capital	Total

	(In Millions)

Admitted DTA 1 year:
Federal income taxes that can be recovered	$ 111	$ 59	$ 170
Remaining adjusted gross DTAs expected to be realized within 1 year	665	234	899
Total gross DTLs	2,034	138	2,172

Total admitted DTA realized within 1 year	2,810	431	3,241

Admitted DTA 3 years:
Federal income taxes that can be recovered	111	59	170
Remaining adjusted gross DTAs expected to be realized within 3 years	1,114	234	1,348
Total gross DTLs	1,942	138	2,080

Total admitted DTA realized within 3 years	3,167	431	3,598

Increase in net admitted DTA 1 year versus 3 years	$ 357	$ -	$ 357

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	Change

	Ordinary	Capital	Total

	(In Millions)

Admitted DTA 1 year:
Federal income taxes that can be recovered	$ (26)	$ (59)	$ (85)
Remaining adjusted gross DTAs expected to be realized within 1 year	44	(47)	(3)
Total gross DTLs	1,924	(138)	1,786

Total admitted DTA realized within 1 year	1,942	(244)	1,698

Admitted DTA 3 years:
Federal income taxes that can be recovered	(26)	(59)	(85)
Remaining adjusted gross DTAs expected to be realized within 3 years	(201)	(47)	(248)
Total gross DTLs	1,889	(138)	1,751

Total admitted DTA realized within 3 years	1,662	(244)	1,418

Change in net admitted DTA 1 year versus 3 years	$ (280)	$ -	$ (280)

The Company’s total adjusted capital and authorized control level are as follows:

	December 31,
	2011	2010	Change

	(In Millions)

Total adjusted capital	$13,247	$12,421	$ 826

Authorized control level	$1,268	$1,225	$ 43

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The ultimate realization of DTAs depends on the generation of future taxable income during the periods in which the temporary differences are deductible. Management considers the scheduled reversal of DTLs (including the impact of available carryback and carryforward periods), projected taxable income and tax-planning strategies in making this assessment. The impact of tax-planning strategies is as follows:

December 31, 2011

	Ordinary	Capital	Total

(Percent)

Impact of tax planning strategies:
Adjusted gross DTAs
(% of total adjusted gross DTAs)	0%	0%	0%

Net admitted adjusted gross DTAs
(% of total net admitted adjusted gross DTAs)	6%	0%	6%

December 31, 2010

	Ordinary	Capital	Total

(Percent)

Impact of tax planning strategies:
Adjusted gross DTAs
(% of total adjusted gross DTAs)	0%	0%	0%

Net admitted adjusted gross DTAs
(% of total net admitted adjusted gross DTAs)	34%	0%	34%

Change

	Ordinary	Capital	Total

(Percent)

Impact of tax planning strategies:
Adjusted gross DTAs
(% of total adjusted gross DTAs)	0%	0%	0%

Net admitted adjusted gross DTAs
(% of total net admitted adjusted gross DTAs)	(28)%	0%	(28)%

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company’s admitted assets, adjusted statutory surplus and total adjusted capital are as follows:

	December 31, 2011

	Ordinary	Capital	Total

	(In Millions)

Admitted DTA 1 year:
Admitted DTAs	$ 4,752	$ 187	$ 4,939
Admitted assets			136,968
Adjusted statutory surplus			11,417
Total adjusted capital from DTAs			13,247

Increase due to admitted DTA 3 year:
Admitted DTAs	77	-	77
Admitted assets	77	-	77
Statutory surplus	77	-	77

	December 31, 2010

	Ordinary	Capital	Total

	(In Millions)

Admitted DTA 1 year:
Admitted DTAs	$ 2,810	$ 431	$ 3,241
Admitted assets			129,290
Adjusted statutory surplus			10,352
Total adjusted capital from DTAs			12,421

Increase due to admitted DTA 3 year:
Admitted DTAs	357	-	357
Admitted assets	357	-	357
Statutory surplus	357	-	357

	Change

	Ordinary	Capital	Total

	(In Millions)

Admitted DTA 1 year:
Admitted DTAs	$ 1,942	$ (244)	$ 1,698
Admitted assets			7,678
Adjusted statutory surplus			1,065
Total adjusted capital from DTAs			826

Change in admitted DTA 3 year:
Admitted DTAs	(280)	-	(280)
Admitted assets	(280)	-	(280)
Statutory surplus	(280)	-	(280)

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The provision for current tax expense on earnings is as follows:

	Years Ended December 31,
	2011	2010	2009

	(In Millions)

Federal income tax expense (benefit) on operating earnings	$(309)	$(264)	$(71)
Foreign income tax expense (benefit) on operating earnings	16	13	14

Total federal and foreign income tax expense (benefit) on operating earnings	(293)	(251)	(57)
Federal income tax expense (benefit) on net realized capital gains (losses)	174	18	(131)

Total federal and foreign income tax expense (benefit)	$(119)	$(233)	$(188)

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The tax effects of temporary differences that give rise to significant portions of the DTAs and DTLs are as follows:

	December 31,
	2011	2010	Change

	(In Millions)

DTAs:
Ordinary
Unrealized investment losses	$2,098	$668	$ 1,430
Reserve items	810	734	76
Nonadmitted assets	501	459	42
Policy acquisition costs	488	481	7
Pension and compensation related items	343	250	93
Policyholders’ dividends	341	303	38
Investment items	121	105	16
Tax credits	78	36	42
Expense items	32	45	(13)
Other	17	86	(69)

Total ordinary DTAs	4,829	3,167	1,662
Nonadmitted DTAs	-	-	-

Admitted ordinary DTAs	4,829	3,167	1,662

Capital
Investment items	105	357	(252)
Unrealized investment losses	82	74	8

Total capital DTAs	187	431	(244)
Nonadmitted DTAs	-	-	-

Admitted capital DTAs	187	431	(244)

Admitted DTAs	5,016	3,598	1,418

DTLs:
Ordinary
Unrealized investment gains	2,975	1,335	1,640
Pension items	252	231	21
Deferred and uncollected premium	228	212	16
Reserve for audits and settlements	-	75	(75)
Other	200	171	29

Total ordinary DTLs	3,655	2,024	1,631

Capital
Unrealized investment gains	303	147	156

Total capital DTLs	303	147	156

Total DTLs	3,958	2,171	1,787

Net admitted DTA	$1,058	$1,427	$ (369)

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The change in net deferred income taxes is comprised of the following:

	Years Ended December 31,
	2011	2010

	(In Millions)

Net DTA(L)	$(369)	$(116)
Less: Items not recorded in the change in net deferred income taxes:
Tax-effect of unrealized gains/losses	358	108

Change in net deferred income taxes	$(11)	$(8)

Change in net deferred income taxes	$269	$(73)
Change in special surplus funds from additional admissibility of deferred income taxes	(280)	65

Change in net deferred income taxes	$(11)	$(8)

As of December 31, 2011, the Company had no net operating or capital loss carryforwards to include in deferred income taxes. The Company has total tax credit carryforwards of $78 million in deferred taxes.

The components of federal and foreign income tax on operating items is recorded on the Statutory Statements of Income (Loss) and Statutory Statements of Changes in Surplus and is different from that which would be obtained by applying the prevailing federal income tax rate to operating income before taxes. The significant items causing this difference are as follows:

	Years Ended December 31,
	2011	2010	2009

	(In Millions)

Provision computed at statutory rate	$286	$153	$(144)
Foreign governmental income taxes	11	10	7
Expense items	10	(43)	58
Investment items	(330)	(179)	(127)
Nonadmitted assets	(42)	(129)	11
Tax credits	(38)	(40)	(44)
Change in reserve valuation basis	(4)	6	(11)
Other	(1)	(3)	3

Total statutory income tax expense (benefit)	$(108)	$(225)	$(247)

Federal and foreign income tax expense (benefit)	$(119)	$(233)	$(188)
Change in net deferred income taxes	11	8	(59)

Total statutory income tax expense (benefit)	$(108)	$(225)	$(247)

During the years ended December 31, 2011, 2010 and 2009 the Company received refunds of federal income taxes in the amount of $88 million, $309 million and $484 million, respectively. As a result of the aforementioned refunds, there are no federal income taxes available for recovery as of the year ended December 31, 2011.

The Company and its eligible U.S. subsidiaries are included in a consolidated U.S. federal income tax return. The Company and its subsidiaries and affiliates also file income tax returns in various states and foreign jurisdictions. The Company and its eligible subsidiaries and certain affiliates (the Parties) have executed and are subject to a written tax allocation agreement (the Agreement). The Agreement sets forth the manner in which the total combined federal income tax is allocated among the Parties. The Agreement provides the Company with the enforceable right to recoup federal income taxes paid in prior years in the event of future net losses, which it may incur. Further, the Agreement provides the Company with the enforceable right to utilize its net losses carried forward as an offset to future net income subject to federal income taxes.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Companies are required to disclose unrecognized tax benefits, which are the tax effect of positions taken on their tax returns which may be challenged by the various taxing authorities, in order to provide users of financial statements more information regarding potential liabilities. The Company recognizes tax benefits and related reserves in accordance with existing statutory accounting guidance for liabilities, contingencies and impairments of assets.

The following is a reconciliation of the beginning and ending liability for unrecognized tax benefits (in millions):

Balance, January 1, 2011	$349
Gross change related to positions taken in prior years	14
Gross change related to positions taken in current year	35
Gross change related to settlements	(69)
Gross change related to lapse of statutes of limitations	-

Balance, December 31, 2011	$329

Included in the liability for unrecognized tax benefits as of December 31, 2011, are $312 million of tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility. The liability for the unrecognized tax benefit balance as of December 31, 2011 includes $12 million of unrecognized tax benefits net of indirect tax benefits of $5 million that, if recognized, would impact the Company’s effective tax rate.

The Company recognizes accrued interest and penalties related to the liability for unrecognized tax benefits as a component of the provision for income taxes. The amount of net interest recognized in the Company’s financial statements as of December 31, 2011 and 2010 was $21 million and $40 million, respectively. The Company has accrued no penalties related to the liability for unrecognized tax benefits.

The Internal Revenue Service (IRS) has completed its examination of the years 2005 and prior. The IRS is currently auditing the years 2006 and 2007. The Company does not expect a material change in its financial position or liquidity as a result of these audits. The Company is currently in litigation with the federal government regarding the timing of the deduction for certain policyholder dividends for tax years 1995 to 1997. In January 2012, the Company prevailed in the U.S. Court of Federal Claims, subject to the government’s right to appeal. The favorable effect of this decision has been reflected in the Company’s financial statements as of December 31, 2011 by recording a federal income tax benefit of $141 million in the Statutory Statements of Income, with a net increase of $58 million to Surplus. As of December 31, 2011 and 2010, the Company had no protective deposits recognized as admitted assets.

The Small Business Jobs Act of 2010, enacted in September 2010, provided an additional one year extension of the 50% first year bonus depreciation for property placed in service in 2010. The Tax Relief, Unemployment Insurance Reauthorization, and Job Creation Act of 2010 became law on December 17, 2010. This Act allows the extension of 50% bonus depreciation through 2012 with the option of claiming 100% bonus depreciation for certain property placed in service after September 8, 2010, through 2011. These new tax provisions will not have a material effect on the Company’s financial position or liquidity.

16.   Transferable state tax credits

The Company entered into transfer contracts in which certified Massachusetts state tax credits were purchased in December 2008. The total unused transferable state tax credits, gross of any related state tax liabilities, have a carrying value of less than $1 million as of December 31, 2011 and are recorded in other than invested assets. The Company uses the benefit schedules provided with the transfer contracts to estimate the utilization of remaining transferable state tax credits or other projected recovery of the current carrying value. The Company will be using these credits in 2012. There were no impairments on these credits as of December 31, 2011.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

17.     Business risks, commitments and contingencies

a.   Risks and uncertainties

The Company operates in a business environment subject to various risks and uncertainties. Such risks and uncertainties include, but are not limited to, currency exchange risk, interest rate risk and credit risk. Interest rate risk is the potential for interest rates to change, which can cause fluctuations in the value of investments and amounts due to policyholders. To the extent that fluctuations in interest rates cause the duration of assets and liabilities to differ, the Company controls its exposure to this risk by, among other things, asset/liability management techniques that account for the cash flow characteristics of the assets and liabilities.

Currency exchange risk

The Company has currency risk due to its non-U.S. dollar investments and medium-term notes along with its international operations. The Company mitigates currency risk through the use of cross-currency swaps and forward contracts. Cross-currency swaps are used to minimize currency risk for certain non-U.S. dollar assets and liabilities through a pre-specified exchange of interest and principal. Forward contracts are used to hedge movements in exchange rates.

Investment and interest rate risks

Investment earnings can be influenced by a number of factors including changes in interest rates, credit spreads, equity markets, general economic conditions and asset allocation. The Company employs a rigorous asset/liability management process to help manage the economics related to investment risks, in particular interest rate risk.

As interest rates decline, certain securities are more susceptible to paydowns and prepayments. During such periods, the Company generally will not be able to reinvest the proceeds at comparable yields. Lower interest rates will likely result in lower net investment income and, if declines are sustained for a long period of time, the Company may be subject to reinvestment risks. Declining interest rates also result in increases in the fair value of the investment portfolio.

Interest rates also have an impact on the Company’s products with guaranteed minimum payouts and interest credited to account holders. As interest rates decrease, investment spreads may shrink as interest rates approach minimum guarantees, leading to an increased liability to the Company. Due to the continued low interest rate environment, management expects that it will be some time before higher yielding securities will be available in the market.

Asset-based fees calculated as a percentage of the separate account assets are a source of revenue to the Company. Gains and losses in the equity markets may result in corresponding increases and decreases in the Company’s separate account assets and related revenue.

Credit and other market risks

Credit risk is the risk that issuers of investments owned by the Company may default or that other parties may not be able to pay amounts due to the Company. The Company attempts to manage its investments to limit credit risk by diversifying its portfolio among various security types and industry sectors as well as purchasing credit default swaps to transfer some of the risk.

During the past few years, declining U.S. housing prices led to higher delinquency and loss rates, reduced credit availability, and reduced liquidity in the residential loan and securities markets. The decline in housing prices was precipitated by several years of rising residential mortgage rates, relaxed underwriting standards by residential mortgage loan originators and substantial growth in affordable mortgage products including pay option adjustable rate mortgages and interest only loans.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The downturn in housing prices caused a decline in the credit performance of RMBS with unprecedented borrower defaults. Market pricing was affected both by the deterioration in fundamentals as well as by the reduced liquidity and higher risk premium demanded by investors. While housing fundamentals began stabilizing in late 2009 and in 2010, housing was under renewed pressure through most of 2011. As of now, housing prices are hovering around their April 2009 lows. The housing market also continues to be under pressure due to slow liquidation rates and above-average rates of unsold homes. These concerns, coupled with uncertain mortgage servicing behaviors, continue to affect security valuations and liquidity conditions in the securitized mortgage market where prices are off their post-crisis highs in recent months.

The Company has implemented a review process for determining the nature and timing of OTTI on securities containing these risk characteristics. Cash flows are modeled for all bonds deemed to be at risk for impairment using prepayment, default, and loan loss severity assumptions that vary according to collateral attributes and housing price trends since origination. These assumptions are reviewed quarterly and changes are made as market conditions warrant.

Internal models utilized in testing for impairment calculate the present value of cash flows expected to be received over the average life of the security, discounted at the purchase yield or discount margin. RMBS are highly sensitive to evolving conditions that can impair the cash flows realized by investors and the ultimate emergence of losses is subject to uncertainty. If defaults were to increase above the stresses imposed in the Company’s analysis or default severities were to be worse than expected, management would need to reassess whether such credit events have changed the Company’s assessment of OTTI in light of changes in the expected performance of these assets. Weak new issue market conditions, coupled with uncertain rating agency requirements, continue to adversely affect lenders’ underwriting appetite for new financing arrangements and hence have diminished borrowers’ ability to refinance the underlying mortgages. Also, a further downturn of the economy and the real estate market and high levels of unemployment could result in continued defaults and ultimately, additional recognition of OTTI.

Management’s judgment regarding OTTI and estimated fair value depends upon evolving conditions that can alter the anticipated cash flows realized by investors and is also affected by the illiquid credit market environment, which makes it difficult to obtain readily determinable prices for RMBS and other investments, including CMBS and leveraged loans. Further deterioration in economic fundamentals could affect management judgments regarding OTTI. In addition, deterioration in market conditions may affect carrying values assigned by management. These factors could negatively impact the Company’s results of operations, surplus and disclosed fair values.

The Company has investments in structured products exposed primarily to the credit risk of corporate bank loans, corporate bonds or credit default swap contracts referencing corporate credit risk. Most of these structured investments are backed by corporate loans and are commonly known as collateralized loan obligations that are classified as CDOs. The portfolios backing these investments are actively managed and diversified by industry and individual issuer concentrations. Due to the complex nature of CDOs and the reduced level of transparency to the underlying collateral pools for many market participants, the recovery in CDO valuations generally lagged the overall recovery in the underlying assets. Management believes its scenario analysis approach, based primarily on actual collateral data and forward looking assumptions, does capture the credit and most other risks in each pool. However, in a rapidly changing economic environment, the credit and other risks in each collateral pool will be more volatile and actual credit performance of each CDO investment may differ from the Company’s assumptions.

The fourth quarter of 2011 saw a continued focus on the sovereign debt problems of parts of the Eurozone and the related issues of bank funding and market liquidity. Combined with an increasingly uncertain macroeconomic outlook, this has raised the risks related to the Company’s investments in European leveraged loans relative to the first half of 2011. The average secondary price of leveraged loans in Europe fell during the year, but default rates continued to remain below long-term historical averages. However, the degree of refinancing required over the next three years and uncertainty over the sources of this refinancing may lead to an increase in default rates going forward.

As of December 31, 2011, the Company’s general account held securities issued by entities domiciled within Italy, Ireland, Portugal and Spain which collectively accounted for less than 1% of invested assets. These holdings are highly diversified and approximately 80% is comprised of investment grade-rated (NAIC) debt securities issued predominantly by domestic utilities and corporations with large global operations. Within these countries, the Company’s sovereign debt exposure totaled less than $500 thousand and it did not hold any domestic bank-issued securities. The Company did not hold any Greek corporate or government-issued securities in its general account.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Current market conditions continue to be a factor in the Company’s mortgage loan portfolio. Economic indicators that showed improvement earlier in 2011 and stumbled mid-year, turned decidedly positive in the fourth quarter. Commercial real estate fundamentals continue to improve with regional market performance still clearly driven by underlying economic drivers. Investors’ interest remains focused on stabilized core assets in ‘gateway’ markets. Overall, the supply pipeline is at historical lows, aiding the drop in vacancy rates across all property types during 2011. Borrowers have also benefited from the current low interest rate environment when refinancing and selling properties in order to satisfy their maturing debt. Risks to the portfolio continue to be the macro domestic and global economic environment and their impact on the recent positive trends for real estate fundamentals. The Company continues to monitor employment and housing statistics and their possible influence on a U.S. recession as well as global economic indicators and sovereign debt concerns.

Market risk arises within the Company’s employee benefit plans to the extent that the obligations of the plans are not fully matched by assets with determinable cash flows. Pension and postretirement obligations are subject to change due to fluctuations in the discount rates used to measure the liabilities as well as factors such as changes in inflation, salary increases and participants living longer. The risks are that market fluctuations could result in assets that are insufficient over time to cover the level of projected benefit obligations. In addition, increases in inflation and members living longer could increase the pension and postretirement obligations. Management determines the level of this risk using reports prepared by independent actuaries and takes action, where appropriate, in terms of setting investment strategy and determining contribution levels. In the event that the pension obligations arising under the Company’s employee benefit plans exceed the assets set aside to meet the obligations, the Company may be required to make additional contributions or increase its level of contributions to these plans.

b.   Leases

The Company leases office space and equipment in the normal course of business under various noncancelable operating lease agreements. Additionally, the Company, as lessee, has entered various sublease agreements with affiliates for office space, such as OFI and Babson Capital. Total rental expense on net operating leases, recorded in general insurance expenses, was $81 million, $82 million and $45 million, which is net of $22 million, $28 million and $28 million of sublease receipts, for the years ended December 31, 2011, 2010 and 2009, respectively.

In November 2009, the Company entered into a sale-leaseback transaction with an unrelated party to sell and leaseback furniture, equipment and software, with a book value of $190 million, which was previously included in other than invested assets. The lease terms are for five years with annual lease payments of $38 million. At the end of the lease, the Company has the option of purchasing the furniture, equipment and software at fair value. The assets were sold at book value, resulting in no gain or loss recognition.

Future minimum commitments for all net operating lease contractual obligations as of December 31, 2011 were as follows:

	Gross Operating Leases	Affiliated Subleases	Nonaffiliated Subleases	Net Operating Leases

	(In Millions)

2012	$ 94	$ 18	$ 1	$ 75
2013	88	16	-	72
2014	76	9	-	67
2015	33	9	-	24
2016	29	9	-	20
Thereafter	55	27	-	28

Total	$ 375	$ 88	$ 1	$ 286

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

c.   Guaranty funds

The Company is subject to insurance guaranty fund laws in the states in which it does business. These laws assess insurance companies amounts to be used to pay benefits to policyholders and policy claimants of insolvent insurance companies. Many states allow these assessments to be credited against future premium taxes. The Company believes such assessments in excess of amounts accrued will not materially impact its financial position, results of operations or liquidity.

d.   Litigation

The Company is involved in litigation arising in and out of the normal course of business, which seeks both compensatory and punitive damages. While the Company is not aware of any actions or allegations that should reasonably give rise to a material adverse impact to the Company’s financial position or liquidity, the outcome of litigation cannot be foreseen with certainty. It is the opinion of management that the ultimate resolution of these matters will not materially impact the Company’s financial position or liquidity. However, the outcome of a particular proceeding may be material to the Company’s operating results for a particular period depending upon, among other factors, the size of the loss or liability and the level of the Company’s income for the period.

Since December 2008, the Company and MMHLLC have been named as defendants in a number of putative class action and individual lawsuits filed by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff through his company, Bernard L. Madoff Investment Securities, LLC (BLMIS). The plaintiffs allege a variety of state law and federal securities claims against the Company and/or MMHLLC, and certain of its subsidiaries, seeking to recover losses arising from their investments in several funds managed by Tremont Group Holdings, Inc. (Tremont) or Tremont Partners, Inc., including Rye Select Broad Market Prime Fund, L.P., Rye Select Broad Market Fund, L.P., American Masters Broad Market Prime Fund, L.P., American Masters Market Neutral Fund, L.P. and/or Tremont Market Neutral Fund, L.P. Tremont and its subsidiary, Tremont Partners, Inc., are indirect subsidiaries of MMHLLC. Certain of the lawsuits have been consolidated into three groups of suits pending in the U.S. District Court for the Southern District of New York. In February 2011, the parties in the consolidated federal litigation submitted to the court a proposed settlement agreement. In August 2011, the court entered an order and final judgment approving the settlement. Appeals have been filed and remain pending. The settlement, if affirmed on appeal, will not have a significant financial impact on the Company.

Additionally, a number of other lawsuits were filed in state courts in California, Colorado, Florida, Massachusetts, New Mexico, New York and Washington by investors in Tremont funds against Tremont, and, in certain cases, against the Company, MMHLLC and other defendants, raising claims similar to those in the consolidated federal litigation. Those cases are in various stages of litigation. The Company believes it has substantial defenses and will continue to vigorously defend itself in these actions. No reasonable estimate can be made at this time regarding the potential liability, if any, or the amount or range of any loss that may result from these claims.

In 2009, the Trustee appointed under the Securities Investor Protection Act to liquidate BLMIS notified Tremont that the bankruptcy estate of BLMIS has purported preference and fraudulent transfer claims against Tremont’s Rye Select Broad Market funds and certain other Tremont-managed funds to recover redemption payments received from BLMIS by certain of those Rye Select funds. In December 2010, the Trustee filed suit in the U.S. Bankruptcy Court for the Southern District of New York against Tremont, OAC, the Company and others. Certain of these Tremont funds, in turn, have notified the Trustee of substantial claims by them against BLMIS. In September 2011, the court approved the proposed settlement with the Trustee that had been filed with the court in July. Certain parties have filed notices of appeal. The settlement, if affirmed on appeal, will not have a significant financial impact on the Company.

On October 19, 2011, Golden Star, Inc. (Golden Star), plan administrator of the Golden Star Administrative Associates 401(k) Plan and Golden Star Bargaining Associates 401(k) Plan, filed a putative class action lawsuit in the United States District Court for the District of Massachusetts against the Company. Golden Star alleges, among other things, that the Company breached its alleged fiduciary duties while performing services to 401(k) plans and that certain of its actions constituted “Prohibited Transactions” under the Employee Retirement Income Security Act of 1974. The Company believes that it has numerous substantial defenses to the claims and will defend itself vigorously. No reasonable estimate can be made at this time regarding the potential liability, if any, or the amount or range of any loss that may result from this action.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Christina Chavez (Chavez) filed a putative class action complaint against the Company in April 2010. Chavez alleges that the Company breached its obligations to its term life policyholders in California by failing to pay dividends on those policies. Formal written discovery requests have been exchanged by all parties. The Company believes it has substantial defenses and will continue to vigorously defend itself in these actions. No reasonable estimate can be made at this time regarding the potential liability, if any, or the amount or range of any loss that may result from this claim.

In 2009, numerous lawsuits (the Rochester Suits) were filed as putative class actions in connection with the investment performance of certain municipal bond funds advised by OFI and distributed by its subsidiary, OppenheimerFunds Distributor, Inc. The Rochester Suits raise claims under federal securities laws alleging that, among other things, the disclosure documents of the funds contained misrepresentations and omissions, that the investment policies of the funds were not followed and that the funds and other defendants violated federal securities laws and regulations and certain state laws. The Rochester Suits have been consolidated into seven groups, one for each of the funds, in the U.S. district court in Colorado. Amended complaints and motions to dismiss were filed. In October 2011, the court issued an order granting and denying in part defendants’ motions to dismiss in five of the seven suits. In November 2011, defendants filed a joint motion for reconsideration of the court’s ruling which the court, in part, granted and denied in January 2012. OFI believes it has substantial defenses and will continue to vigorously defend itself in these actions. No reasonable estimate can be made at this time regarding the potential liability, if any, or the amount or range of any loss that may result from this claim.

In May 2009, the Company was named as a defendant in a private action related to certain losses in a Bank Owned Life Insurance (BOLI) contract issued by the Company. The plaintiff alleges, among other things, fraud, breach of contract and breach of fiduciary duty claims against the Company and seeks to recover losses arising from investments under the BOLI contract. The Company believes it has substantial defenses and will continue to vigorously defend itself in these actions. No reasonable estimate can be made at this time regarding the potential liability, if any, or the amount or range of any loss that may result from this claim.

e.   Regulatory matters

The Company is subject to governmental and administrative proceedings and regulatory inquiries, examinations and investigations in the ordinary course of its business. In connection with regulatory inquiries, examinations and investigations, the Company has been contacted by various regulatory agencies including, among others, the Securities and Exchange Commission, the U.S. Department of Labor and various state insurance departments and state attorneys general. The Company has cooperated fully with these regulatory agencies with regard to their inquiries, examinations and investigations and has responded to information requests and comments.

Market volatility in the financial services industry over the last several years has contributed to increased scrutiny of the entire financial services industry. Therefore, the Company believes that it is reasonable to expect that proceedings, regulatory inquiries, examinations and investigations into the insurance and financial services industries will continue for the foreseeable future. Additionally, new industry-wide legislation, rules and regulations could significantly affect the insurance and financial services industries as a whole. It is the opinion of management that the ultimate resolution of these regulatory inquiries, examinations, investigations, legislative and regulatory changes of which we are aware will not materially impact the Company’s financial position or liquidity. However, the outcome of a particular matter may be material to the Company’s operating results for a particular period depending upon, among other factors, the financial impact of the matter and the level of the Company’s income for the period.

f.   Commitments

In the normal course of business, the Company provides specified guarantees and funding to MMHLLC and certain of its subsidiaries. As of December 31, 2011 and 2010, the Company had approximately $75 million of unsecured funding commitments. The unsecured commitments are included in private placements in the table below. As of December 31, 2011 and 2010, the Company had not funded, nor had an outstanding balance due on these commitments.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

In the normal course of business, the Company enters into letter of credit arrangements. As of December 31, 2011 and 2010, the Company had approximately $94 million and $102 million of outstanding letter of credit arrangements, respectively. As of December 31, 2011 and 2010, the Company did not have a funding request attributable to these letter of credit arrangements.

As of December 31, 2011 and 2010, the Company approved financing of $2,048 million and $1,328 million, respectively, for MassMutual Asset Finance LLC that can be used to finance ongoing asset purchases and refinance existing Company provided lines of credit. Borrowings under the facility with the Company as of December 31, 2011 and 2010 were $1,221 million and $1,237 million, respectively, with interest of $34 million, $19 million and $15 million for the years ended December 31, 2011, 2010 and 2009, respectively. The unfunded amount of the facility, totaling $826 million as of December 31, 2011, is included in private placements in the table below. The interest of this facility adjusts monthly based on the 30-day London Interbank Offered Rate.

In the normal course of business, the Company enters into commitments to purchase certain investments. The majority of these commitments have funding periods that extend between one and five years. The Company is not required to fund commitments once the commitment period expires.

As of December 31, 2011, the Company had the following commitments:

	2012	2013	2014	2015	Thereafter	Total

	(In Millions)

Private placements	$616	$1,047	$436	$884	$94	$3,077
Mortgage loans	1,256	31	11	15	-	1,313
Partnerships and LLCs	515	148	1,082	246	242	2,233
LIHTC investments (including equity contributions)	17	5	59	-	139	220

Total	$2,404	$1,231	$1,588	$1,145	$475	$6,843

In the normal course of business the Company enters into commitments related to property lease arrangements, certain indemnities, investments and other business obligations. As of December 31, 2011 and 2010, the Company had no outstanding obligations attributable to these commitments.

Certain commitments and guarantees of the Company provide for the maintenance of subsidiary regulatory capital and surplus levels and liquidity sufficient to meet certain obligations. These commitments and guarantees are not limited. As of December 31, 2011 and 2010, the Company had no outstanding obligations attributable to these commitments and guarantees.

g.   Guarantees

In the normal course of business the Company enters into guarantees related to employee and retirement benefits, the maintenance of subsidiary regulatory capital, surplus levels and liquidity sufficient to meet certain obligations, and other property lease arrangements. If the Company were to recognize a liability, the financial statement impact would be to recognize either an expense or an investment in a subsidiary, controlled, or affiliated (SCA) entity. The Company has no expectations for recoveries from third parties should these guarantees be triggered. There is no current obligation to make payments under these guarantees. As of December 31, 2011 and 2010, the Company had no outstanding obligations attributable to these guarantees.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following details contingent guarantees that are made on behalf of the Company’s subsidiaries and affiliates as of December 31, 2011.

Type of guarantee	Nature of guarantee (including term) and events and circumstances that would require the guarantor to perform under guarantee	Carrying amount of liability	Maximum potential amount of future payments (undiscounted) required under the guarantee
(In Millions)

Employee and Retirement Benefits	The Company guarantees the payment of certain employee and retirement benefits for specific wholly-owned subsidiaries (Cornerstone Real Estate Advisors LLC, Babson Capital Management LLC), if the subsidiary is unable to pay.	-

The liabilities for these plans have been recorded on the subsidiaries’ books and these liabilities represent the Company’s maximum obligation. The liabilities recorded on the subsidiaries books is $122 million.

Capital and Surplus Support of Subsidiaries	Certain guarantees of the Company provide for the maintenance of a subsidiary’s regulatory capital, surplus levels and liquidity sufficient to meet certain obligations. These unlimited guarantees are made on behalf of certain wholly- owned subsidiaries. (C.M Life Insurance Company, MML Bay State Life Insurance Company, MassMutual Europe S.A. and MassMutual Japan).	-	These guarantees are not limited and cannot be estimated.

Other Property Lease Arrangements	The Company guarantees the payment of various lease obligations on behalf of its subsidiaries and affiliates originating in 2004 and 2007 and some are in effect until 2023.	-	The future maximum potential obligations are immaterial to the Company.

18.    Withdrawal characteristics

a.   Annuity actuarial reserves and liabilities for deposit-type contracts

The withdrawal characteristics of the Company’s annuity actuarial reserves and deposit-type contracts as of December 31, 2011 are illustrated below:

	General Account	Separate Account w/ Guarantees	Separate Account Nonguaranteed	Amount	% of Total

	($ In Millions)

Subject to discretionary withdrawal:
With fair value adjustment	$6,619	$ -	$ -	$6,619	11%
At book value less current surrender charge of 5% or more	1,909	-	-	1,909	3
At fair value	-	5,083	32,255	37,338	64

Subtotal	8,528	5,083	32,255	45,866	78
Subject to discretionary withdrawal:
At book value without fair value adjustment	3,011	419	-	3,430	6
Not subject to discretionary withdrawal	9,013	250	-	9,263	16

Total	$20,552	$ 5,752	$ 32,255	$58,559	100%

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following is the reconciliation of total annuity actuarial reserves and liabilities for deposit-type contracts as of December 31, 2011 (in millions):

Statutory Statements of Financial Position:
Policyholders’ reserves - group annuities	$9,481
Policyholders’ reserves - individual annuities	6,483
Policyholders’ reserves - guaranteed investment contracts	-
Liabilities for deposit-type contracts	4,588

Subtotal	20,552

Separate Account Annual Statement:
Annuities	37,757
Other annuity contract deposit-funds and guaranteed interest contracts	250

Subtotal	38,007

Total	$58,559

b.   Separate accounts

The Company has guaranteed separate accounts classified as the following: (1) indexed, which are invested to outperform an established index based on the guarantee and (2) nonindexed, which have reserve interest rates at no greater than 4% and/or to fund a long-term interest guarantee in excess of a year that does not exceed 4%. The Company has nonguaranteed separate accounts that are variable accounts where the benefit is determined by the performance and/or market value of the investments held in the separate account with incidental risk, notional expense and minimum death benefit guarantees.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Information regarding the separate accounts of the Company as of and for the year ended December 31, 2011 is as follows:

	Guaranteed

	Indexed	Nonindexed Less than/ Equal to 4%	Non Guaranteed	Total

	(In Millions)

Net premium, considerations or deposits for the year ended December 31, 2011	$-	$-	$6,427	$6,427

Reserves at December 31, 2011:
For accounts with assets at:
Fair value	$250	$5,502	$35,097	$40,849
Amortized cost/book value	-	-	-	-

Subtotal	250	5,502	35,097	40,849
Nonpolicy liabilities	-	-	676	676

Total	$250	$5,502	$35,773	$41,525

Reserves by withdrawal characteristics:
Subject to discretionary withdrawal:
With market value adjustment	$-	$-	$-	$-
At fair value	-	5,083	35,097	40,180
At book value without market value adjustment and current surrender charge of less than 5%	-	419	-	419

Subtotal	-	5,502	35,097	40,599
Not subject to discretionary withdrawal	250	-	-	250
Nonpolicy liabilities	-	-	676	676

Total	$250	$5,502	$35,773	$41,525

The Company does not have any reserves in separate accounts for asset default risk in lieu of AVR.

The following is a summary reconciliation of amounts reported as transfers to (from) separate accounts in the summary of operations of the Company’s NAIC Separate Account Annual Statement with the amounts reported as net transfers to (from) separate accounts in change in policyholders’ reserves in the accompanying Statutory Statements of Income (Loss):

	Years Ended December 31,
	2011	2010	2009

	(In Millions)

From the Separate Account Annual Statement:
Transfers to separate accounts	$6,048	$4,357	$4,340
Transfers from separate accounts	(5,466)	(4,998)	(4,333)

Subtotal	582	(641)	7
Reconciling adjustments:
Net deposits on deposit-type liabilities	377	547	663

Net transfers to (from) separate accounts	$959	$(94)	$670

Net deposits on deposit-type liabilities are not considered premium and therefore are excluded from the Statutory Statements of Income (Loss).

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

19.    Presentation of the Statutory Statements of Cash Flows

As required by SSAP No. 69 “Statement of Cash Flows,” the Company has included in the Statutory Statements of Cash Flows non-cash transactions primarily related to the following:

	Years Ended December 31,
	2011	2010	2009

	(In Millions)

Bank loan rollovers	$1,716	$1,187	$1,266
Bond conversions and refinancing	734	667	1,065
Stock conversion	106	529	4
Mortgages converted to other invested assets	180	175	209
Other invested assets stock distribution	4	9	47
Interest capitalization for long-term debt	4	8	14
Dividend reinvestment	4	8	5
Net investment income payment-in-kind bonds	2	4	4
Other invested assets converted to real estate	-	44	61
Other invested assets converted to mortgages	-	4	-
Mortgages converted to bonds	-	-	166
Other invested assets converted to bonds	-	-	53
Stock conversion to other invested assets	-	-	2

The bank loan rollovers represent transactions processed as the result of rate resets on existing bank loans and are included in the proceeds from investments sold, matured or repaid on bonds and cost of investments acquired for bonds on the Statutory Statements of Cash Flows.

20.    Subsequent events

The Company has evaluated subsequent events through February 22, 2012, the date the financial statements were available to be issued.

On January 17, 2012, The Company issued a $400 million surplus note with a 30-year maturity and a 5.375% coupon rate.

No additional events have occurred subsequent to the balance sheet date and before the date of evaluation that would require disclosure.

21.    Subsidiaries and affiliated companies

A summary of ownership and relationship of the Company and its subsidiaries and affiliated companies as of December 31, 2011 is illustrated below. Subsidiaries are wholly owned, except as noted.

Subsidiaries of Massachusetts Mutual Life Insurance Company

C.M. Life Insurance Company

MassMutual Holding LLC

The MassMutual Trust Company

MML Distributors LLC – 99% (remaining 1% owned by MassMutual Holding LLC)

MML Private Placement Investment Company I, LLC

MML Mezzanine Investor, LLC

MML Mezzanine Investor L, LLC

MML Mezzanine Investor II, LLC

MML Mezzanine Investor III, LLC

MML Private Equity Fund Investor LLC

MML Re Finance LLC

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

MMC Equipment Finance LLC

CB – Apts, LLC

CV – Apts, LLC

MP – Apts, LLC

MSP – SC, LLC

MW – Apts, LLC

PL – Apts, LLC – 92% (remaining 8% owned by C.M. Life Insurance Company)

WP – SC, LLC – 81% (remaining 19% owned by C.M. Life Insurance Company)

WW – Apts, LLC

Country Club Office Plaza LLC – 88% (remaining 12% owned by C.M. Life Insurance Company)

MassMutual External Benefits Group LLC

Subsidiaries of C.M. Life Insurance Company

MML Bay State Life Insurance Company

CML Mezzanine Investor, LLC

CML Mezzanine Investor L, LLC

CML Mezzanine Investor III, LLC

CML Re Finance LLC

Subsidiary of MMC Equipment Finance LLC

MassMutual Asset Finance LLC

Subsidiaries of MassMutual Holding LLC

HYP Management LLC

MassMutual Assignment Company

MassMutual Holding MSC, Inc.

MassMutual International LLC

MML Investors Services LLC

MML Realty Management Corporation

Babson Capital Management LLC

Oppenheimer Acquisition Corp. – 99%

MassMutual Baring Holding LLC

MassMutual International Holding MSC, Inc.

MassMutual Capital Partners LLC

First Mercantile Trust Company

Affiliates of Massachusetts Mutual Life Insurance Company

MML Series Investment Fund

MML Series Investment Fund II

MassMutual Select Funds

MassMutual Premier Funds

Jefferies Finance LLC – 45% (5% owned by Babson Capital Management LLC; remaining 50% owned by Jefferies Group, Inc.) 580 Walnut Cincinnati LLC – 50%

Invicta Advisors LLC

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

22.	Impairment listing for loan-backed and structured securities

The following are the total cumulative adjustments and impairments for loan-backed and structured securities since July 1, 2009

Period Ended	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
December 31, 2011	$1,090,904,993.06	$-	$1,090,904,993.06	$1,056,761,288.41	$(34,143,704.65)	$1,056,761,288.41	$754,310,837.90
September 30, 2011	762,320,631.78	-	762,320,631.78	738,510,047.63	(23,810,584.15)	738,510,047.63	546,494,231.96
June 30, 2011	1,130,732,656.14	-	1,130,732,656.14	1,078,535,670.23	(52,196,985.91)	1,078,535,670.23	839,143,290.12
March 31, 2011	1,097,705,351.09	-	1,097,705,351.09	1,068,852,203.67	(28,853,147.42)	1,068,852,203.67	816,688,348.33
December 31, 2010	968,742,508.30	-	968,742,508.30	950,111,416.81	(18,631,091.49)	950,111,416.81	708,895,636.97
September 30, 2010	915,728,029.86	-	915,728,029.86	889,896,058.18	(25,831,971.68)	889,896,058.18	673,462,492.71
June 30, 2010	1,362,887,892.31	-	1,362,887,892.31	1,335,628,211.52	(27,259,680.79)	1,335,628,211.52	975,241,505.93
March 31, 2010	1,471,905,695.71	-	1,471,905,695.71	1,391,337,542.96	(80,568,152.75)	1,391,337,542.96	1,015,645,802.04
December 31, 2009	1,349,124,213.70	-	1,349,124,213.70	1,290,817,167.68	(58,307,046.02)	1,290,817,167.68	852,088,739.42
September 30, 2009	2,953,442,689.02	(106,853,708.32)	2,846,588,980.70	2,700,948,264.43	(145,640,716.27)	2,700,948,264.43	1,692,409,639.54
Totals	$13,103,494,660.97	$(106,853,708.32)	$12,996,640,952.65	$12,501,397,871.52	$(495,243,081.13)	$12,501,397,871.52	$8,874,380,524.92

The following is the impairment listing for loan-backed and structured securities for the three months ended December 31, 2011:
CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
00104BAF7	$290,000.00	$-	$290,000.00	$200,000.00	$(90,000.00)	$200,000.00	$197,500.00
004421TD5	1,546,418.44	-	1,546,418.44	1,520,650.48	(25,767.96)	1,520,650.48	824,835.00
02146QAB9	11,452,492.39	-	11,452,492.39	11,361,248.53	(91,243.86)	11,361,248.53	7,866,202.16
02378HAD4	367,332.93	-	367,332.93	337,734.53	(29,598.40)	337,734.53	305,723.66
02660TGN7	7,722,822.75	-	7,722,822.75	7,343,578.95	(379,243.80)	7,343,578.95	4,589,533.38
02660TGS6	6,197,599.53	-	6,197,599.53	6,181,006.28	(16,593.25)	6,181,006.28	3,694,958.07
02660THL0	1,402,810.28	-	1,402,810.28	1,375,244.82	(27,565.46)	1,375,244.82	1,041,592.30
02660TJB0	19,888,768.87	-	19,888,768.87	19,027,573.02	(861,195.85)	19,027,573.02	11,433,612.97
02660WAC0	14,889,748.57	-	14,889,748.57	14,326,373.17	(563,375.40)	14,326,373.17	8,420,984.41
02660XAD6	9,909,777.67	-	9,909,777.67	9,620,776.10	(289,001.57)	9,620,776.10	7,033,543.29
026929AA7	8,314,700.91	-	8,314,700.91	7,761,745.72	(552,955.19)	7,761,745.72	6,803,501.16
040104RV5	1,815,487.74	-	1,815,487.74	1,779,688.34	(35,799.40)	1,779,688.34	1,244,624.23
05946XYP2	858,527.17	-	858,527.17	852,946.85	(5,580.32)	852,946.85	618,596.18
06050HKX5	387,934.12	-	387,934.12	223,453.11	(164,481.01)	223,453.11	275,883.14
06652DAA7	5,653,509.94	-	5,653,509.94	5,451,349.03	(202,160.91)	5,451,349.03	3,141,543.41
07384MS60	946,323.45	-	946,323.45	937,885.49	(8,437.96)	937,885.49	882,516.28
07384MW40	101,794.03	-	101,794.03	98,994.58	(2,799.45)	98,994.58	86,636.87
07384YCD6	5,109,617.42	-	5,109,617.42	5,052,861.49	(56,755.93)	5,052,861.49	4,946,782.61
073854AB7	12,157,202.09	-	12,157,202.09	11,643,369.98	(513,832.11)	11,643,369.98	7,509,572.89
07386HNQ0	1,014,112.70	-	1,014,112.70	953,185.52	(60,927.18)	953,185.52	986,679.13
07386HSP7	5,163,522.20	-	5,163,522.20	5,151,860.98	(11,661.22)	5,151,860.98	3,361,256.11
073879Z92	9,127,954.02	-	9,127,954.02	8,245,583.49	(882,370.53)	8,245,583.49	4,646,352.09
07400XAB4	2,714,019.22	-	2,714,019.22	2,492,413.21	(221,606.01)	2,492,413.21	1,540,926.62
07401LAA1	11,912,911.04	-	11,912,911.04	11,455,305.29	(457,605.75)	11,455,305.29	7,629,910.89
07820QAY1	12,032,870.74	-	12,032,870.74	11,585,273.09	(447,597.65)	11,585,273.09	8,440,267.15
12489WQE7	1,427,514.24	-	1,427,514.24	1,400,940.50	(26,573.74)	1,400,940.50	1,108,303.40
1248MGAJ3	63,896.96	-	63,896.96	62,339.48	(1,557.48)	62,339.48	50,948.40
12498NAB9	672,120.26	-	672,120.26	667,192.58	(4,927.68)	667,192.58	661,207.59
12544EAA5	1,032,794.47	-	1,032,794.47	1,006,182.23	(26,612.24)	1,006,182.23	1,000,439.95
126670KN7	1,673,592.83	-	1,673,592.83	1,587,143.85	(86,448.98)	1,587,143.85	928,449.00
126670NX2	629,920.97	-	629,920.97	598,984.29	(30,936.68)	598,984.29	628,492.32
126670QS0	65,308.35	-	65,308.35	60,154.73	(5,153.62)	60,154.73	62,264.06
126671UU8	55,243.58	-	55,243.58	53,727.58	(1,516.00)	53,727.58	42,073.42
12667GCB7	158,888.66	-	158,888.66	154,659.01	(4,229.65)	154,659.01	110,639.93
12667GME0	14,328,349.06	-	14,328,349.06	14,106,806.02	(221,543.04)	14,106,806.02	9,039,627.79
12667GR62	5,526,850.88	-	5,526,850.88	5,290,622.87	(236,228.01)	5,290,622.87	4,417,377.65
12667GS20	10,828,203.97	-	10,828,203.97	10,581,507.54	(246,696.43)	10,581,507.54	7,003,128.98
12667GWF6	5,961,791.83	-	5,961,791.83	5,584,597.23	(377,194.60)	5,584,597.23	3,785,872.31
12668ACG8	3,334,988.97	-	3,334,988.97	2,975,767.14	(359,221.83)	2,975,767.14	2,907,149.77
12668ACY9	710,246.66	-	710,246.66	616,361.95	(93,884.71)	616,361.95	564,386.87
12668ACZ6	3,158,319.27	-	3,158,319.27	2,995,112.36	(163,206.91)	2,995,112.36	1,729,278.58
12668AEV3	9,660,488.00	-	9,660,488.00	9,502,105.96	(158,382.04)	9,502,105.96	6,458,297.48
12668AGW9	215,254.49	-	215,254.49	213,364.89	(1,889.60)	213,364.89	147,194.78
12668BDC4	4,368,811.57	-	4,368,811.57	4,083,275.98	(285,535.59)	4,083,275.98	3,194,726.07
12668BE33	12,237,495.62	-	12,237,495.62	12,171,201.11	(66,294.51)	12,171,201.11	7,829,824.65
126694N46	3,345,585.12	-	3,345,585.12	2,824,649.71	(520,935.41)	2,824,649.71	3,067,731.20
12669FXR9	410,254.47	-	410,254.47	395,368.17	(14,886.30)	395,368.17	304,010.18
12669GKH3	10,545,309.79	-	10,545,309.79	10,352,747.02	(192,562.77)	10,352,747.02	7,248,298.96
12669GRQ6	5,343,000.43	-	5,343,000.43	5,291,293.60	(51,706.83)	5,291,293.60	4,910,079.83
12669GTV3	282,816.99	-	282,816.99	279,945.17	(2,871.82)	279,945.17	198,880.70
12669GUR0	2,944,056.20	-	2,944,056.20	2,776,388.76	(167,667.44)	2,776,388.76	2,000,194.28
152314MJ6	1,010,344.96	-	1,010,344.96	820,580.41	(189,764.55)	820,580.41	865,075.90
22540VG71	142,416.02	-	142,416.02	142,038.12	(377.90)	142,038.12	140,900.89
22943HAD8	8,483,907.95	-	8,483,907.95	7,120,743.07	(1,363,164.88)	7,120,743.07	4,517,820.00
23245QAA7	1,870,383.26	-	1,870,383.26	1,781,925.02	(88,458.24)	1,781,925.02	1,160,199.25
23321P6A1	7,120,470.73	-	7,120,470.73	7,018,811.72	(101,659.01)	7,018,811.72	6,982,061.95
23332UAC8	3,904,676.74	-	3,904,676.74	3,622,960.98	(281,715.76)	3,622,960.98	3,216,228.55
23332UAR5	8,042,640.20	-	8,042,640.20	7,710,516.83	(332,123.37)	7,710,516.83	5,847,690.31
23332UBG8	5,263,482.84	-	5,263,482.84	5,016,173.22	(247,309.62)	5,016,173.22	3,794,630.78
23332UBV5	4,758,189.71	-	4,758,189.71	4,723,676.14	(34,513.57)	4,723,676.14	3,020,467.39
23332UCM4	482,401.73	-	482,401.73	462,753.76	(19,647.97)	462,753.76	330,858.24
23332UDU5	17,209,535.70	-	17,209,535.70	16,626,954.38	(582,581.32)	16,626,954.38	10,401,707.71
23332UFV1	1,246,925.88	-	1,246,925.88	1,218,009.68	(28,916.20)	1,218,009.68	772,827.86
251510EH2	28,096,487.64	-	28,096,487.64	28,045,050.16	(51,437.48)	28,045,050.16	26,312,412.76
251510FB4	3,889,890.10	-	3,889,890.10	3,879,344.81	(10,545.29)	3,879,344.81	2,981,443.13
251510NC3	11,998,251.48	-	11,998,251.48	11,939,470.36	(58,781.12)	11,939,470.36	3,231,821.40
30251YAB4	6,821,818.83	-	6,821,818.83	6,722,410.64	(99,408.19)	6,722,410.64	5,278,923.41
32051DCJ9	567,873.90	-	567,873.90	564,800.37	(3,073.53)	564,800.37	539,435.31
32053LAA0	168,781.82	-	168,781.82	162,542.90	(6,238.92)	162,542.90	164,562.26
32056JAA2	151,729.90	-	151,729.90	145,187.12	(6,542.78)	145,187.12	138,736.21
32113JAA3	597,171.91	-	597,171.91	577,362.62	(19,809.29)	577,362.62	367,622.17
36228FC53	830,865.79	-	830,865.79	719,447.10	(111,418.69)	719,447.10	755,146.70
362341VU0	21,642,269.81	-	21,642,269.81	21,108,962.14	(533,307.67)	21,108,962.14	21,499,857.50
36242DBJ1	427,777.96	-	427,777.96	425,057.26	(2,720.70)	425,057.26	422,333.65
36298XAB8	19,002,807.56	-	19,002,807.56	18,625,171.48	(377,636.08)	18,625,171.48	18,219,555.59

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
39538RAB5	$9,304,989.19	$-	$9,304,989.19	$8,826,072.74	$(478,916.45)	$8,826,072.74	$5,738,051.45
39538RBB4	10,128,998.42	-	10,128,998.42	9,632,687.46	(496,310.96)	9,632,687.46	6,646,599.65
39538WFH6	8,549,004.95	-	8,549,004.95	8,162,882.79	(386,122.16)	8,162,882.79	5,178,967.53
39538WHF8	23,489,894.54	-	23,489,894.54	22,622,853.22	(867,041.32)	22,622,853.22	13,769,229.29
39539GAA0	3,582,107.30	-	3,582,107.30	3,480,487.25	(101,620.05)	3,480,487.25	2,374,367.64
41161PFR9	1,033,082.03	-	1,033,082.03	1,029,854.56	(3,227.47)	1,029,854.56	847,612.03
41161PHC0	6,513,447.11	-	6,513,447.11	6,085,959.30	(427,487.81)	6,085,959.30	4,647,189.86
41161PHU0	6,179,446.69	-	6,179,446.69	6,085,207.17	(94,239.52)	6,085,207.17	4,891,633.96
41161PKH5	398,408.65	-	398,408.65	394,205.87	(4,202.78)	394,205.87	264,797.71
41161PLR2	9,608,493.34	-	9,608,493.34	9,373,928.43	(234,564.91)	9,373,928.43	7,065,418.61
41161PMG5	11,965,773.37	-	11,965,773.37	11,740,798.18	(224,975.19)	11,740,798.18	9,134,717.71
41161PQU0	10,639,729.89	-	10,639,729.89	10,361,876.18	(277,853.71)	10,361,876.18	7,084,717.87
41161PSK0	3,899,690.47	-	3,899,690.47	3,835,365.43	(64,325.04)	3,835,365.43	2,896,665.46
41161PTN3	1,726,455.40	-	1,726,455.40	1,680,824.19	(45,631.21)	1,680,824.19	1,162,819.32
41161PWB5	5,433,234.88	-	5,433,234.88	5,264,188.65	(169,046.23)	5,264,188.65	3,417,999.61
41161PXH1	635,491.30	-	635,491.30	616,308.82	(19,182.48)	616,308.82	444,323.95
41164LAB5	10,449,007.70	-	10,449,007.70	10,235,230.71	(213,776.99)	10,235,230.71	6,723,398.30
41164YAB7	9,958,270.74	-	9,958,270.74	9,632,612.85	(325,657.89)	9,632,612.85	6,258,429.56
43739EAP2	16,575,973.30	-	16,575,973.30	16,187,293.48	(388,679.82)	16,187,293.48	10,405,726.23
45071KDD3	1,086,382.12	-	1,086,382.12	1,059,550.60	(26,831.52)	1,059,550.60	745,093.48
45254NHV2	224,089.33	-	224,089.33	209,941.80	(14,147.53)	209,941.80	193,979.45
45254NJV0	867,029.04	-	867,029.04	850,377.46	(16,651.58)	850,377.46	681,335.15
45254NKF3	4,230,253.82	-	4,230,253.82	4,075,133.53	(155,120.29)	4,075,133.53	3,791,309.83
45254NMB0	975,328.92	-	975,328.92	932,473.13	(42,855.79)	932,473.13	793,129.67
45254NML8	1,322,330.29	-	1,322,330.29	1,293,159.75	(29,170.54)	1,293,159.75	925,528.46
45254NNP8	10,735,821.01	-	10,735,821.01	10,652,269.05	(83,551.96)	10,652,269.05	8,014,093.27
45254NPA9	12,692,475.65	-	12,692,475.65	12,385,091.91	(307,383.74)	12,385,091.91	10,418,439.77
45254NPU5	4,430,090.91	-	4,430,090.91	4,293,231.61	(136,859.30)	4,293,231.61	3,402,629.51
45254TRX4	265,240.20	-	265,240.20	258,108.03	(7,132.17)	258,108.03	177,037.44
45660LCN7	4,057,429.37	-	4,057,429.37	3,913,813.54	(143,615.83)	3,913,813.54	3,689,459.26
45660LKW8	21,908,347.51	-	21,908,347.51	21,298,027.60	(610,319.91)	21,298,027.60	13,584,806.77
45660N2J3	2,220,485.94	-	2,220,485.94	2,021,428.12	(199,057.82)	2,021,428.12	1,969,493.75
45660N2Y0	1,017,882.52	-	1,017,882.52	1,001,489.22	(16,393.30)	1,001,489.22	793,003.49
45660N5H4	4,324,034.48	-	4,324,034.48	4,269,797.16	(54,237.32)	4,269,797.16	3,196,502.02
45660NQ24	1,970,446.46	-	1,970,446.46	1,968,799.95	(1,646.51)	1,968,799.95	1,795,440.64
45660NS30	1,157,717.89	-	1,157,717.89	1,150,501.82	(7,216.07)	1,150,501.82	896,223.95
45661EAA2	235,697.52	-	235,697.52	226,316.19	(9,381.33)	226,316.19	214,425.81
466247XE8	5,390,729.34	-	5,390,729.34	5,333,873.02	(56,856.32)	5,333,873.02	3,378,889.69
525221AJ6	2,261,175.96	-	2,261,175.96	2,216,676.56	(44,499.40)	2,216,676.56	1,517,007.01
525221GM3	2,732,081.65	-	2,732,081.65	2,649,357.67	(82,723.98)	2,649,357.67	1,619,667.37
525221HA8	20,207,345.18	-	20,207,345.18	19,668,821.93	(538,523.25)	19,668,821.93	10,939,984.17
52524VAG4	11,062,404.37	-	11,062,404.37	10,838,351.72	(224,052.65)	10,838,351.72	7,050,647.53
52524YAF0	9,665,927.77	-	9,665,927.77	9,379,652.95	(286,274.82)	9,379,652.95	6,147,462.85
55027AAR1	9,295,635.13	-	9,295,635.13	9,213,079.35	(82,555.78)	9,213,079.35	6,032,918.95
55027BAA6	13,108,293.41	-	13,108,293.41	12,665,836.46	(442,456.95)	12,665,836.46	6,968,458.74
55274SAM3	906,915.51	-	906,915.51	880,480.09	(26,435.42)	880,480.09	752,034.62
576433G42	7,024,024.64	-	7,024,024.64	6,885,577.88	(138,446.76)	6,885,577.88	4,314,806.39
576433H33	3,261,825.29	-	3,261,825.29	3,174,754.27	(87,071.02)	3,174,754.27	3,133,978.43
57643LMP8	1,698,761.89	-	1,698,761.89	1,516,916.66	(181,845.23)	1,516,916.66	1,006,686.00
589929N38	618,843.60	-	618,843.60	607,180.29	(11,663.31)	607,180.29	583,261.22
589929X29	3,890,489.13	-	3,890,489.13	3,887,953.67	(2,535.46)	3,887,953.67	3,359,229.48
59020UAA3	154,092.84	-	154,092.84	152,882.12	(1,210.72)	152,882.12	147,716.07
59020UAC9	805,983.42	-	805,983.42	803,847.98	(2,135.44)	803,847.98	729,547.23
59020UNZ4	1,413,542.51	-	1,413,542.51	1,384,820.01	(28,722.50)	1,384,820.01	1,305,590.00
61749LAN1	495,108.38	-	495,108.38	426,403.81	(68,704.57)	426,403.81	483,109.45

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
617526AE8	$298,458.27	$-	$298,458.27	$247,896.75	$(50,561.52)	$247,896.75	$201,593.54
61913PAA0	11,417,672.54	-	11,417,672.54	10,888,133.59	(529,538.95)	10,888,133.59	9,819,940.36
61915RBB1	6,273,000.31	-	6,273,000.31	6,124,189.76	(148,810.55)	6,124,189.76	3,779,577.22
63543XAH2	(79,020.00)	-	(79,020.00)	-	79,020.00	-	100,000.00
638728AC9	2,174,025.70	-	2,174,025.70	2,120,248.36	(53,777.34)	2,120,248.36	1,283,453.97
64352VEG2	53,328.05	-	53,328.05	41,302.27	(12,025.78)	41,302.27	34,820.40
66987XBV6	16,520.30	-	16,520.30	16,470.43	(49.87)	16,470.43	11,703.64
68383NCU5	7,282,554.24	-	7,282,554.24	7,235,682.42	(46,871.82)	7,235,682.42	5,207,209.31
73316PJD3	20,976.16	-	20,976.16	19,251.21	(1,724.95)	19,251.21	20,415.57
74922AAA5	13,117,398.44	-	13,117,398.44	13,117,398.44	-	13,117,398.44	7,547,875.59
75114GAC3	17,258,298.59	-	17,258,298.59	16,957,780.52	(300,518.07)	16,957,780.52	10,592,845.95
75114HAD9	15,985,299.98	-	15,985,299.98	15,385,859.62	(599,440.36)	15,385,859.62	9,711,227.61
75114HAK3	5,111,412.15	-	5,111,412.15	4,881,961.31	(229,450.84)	4,881,961.31	1,486,628.18
760985U33	509,393.37	-	509,393.37	509,070.17	(323.20)	509,070.17	401,596.46
76110GE23	5,017,971.92	-	5,017,971.92	4,955,217.15	(62,754.77)	4,955,217.15	4,576,649.54
76110GG62	5,026,755.12	-	5,026,755.12	4,991,211.22	(35,543.90)	4,991,211.22	4,874,911.35
76110GV40	2,783,024.62	-	2,783,024.62	2,642,100.56	(140,924.06)	2,642,100.56	2,621,644.63
76110GZQ7	6,790,133.51	-	6,790,133.51	6,546,910.11	(243,223.40)	6,546,910.11	5,967,525.57
761118KU1	6,008,078.81	-	6,008,078.81	5,885,056.06	(123,022.75)	5,885,056.06	3,864,201.42
761118NN4	8,315,435.99	-	8,315,435.99	8,159,140.66	(156,295.33)	8,159,140.66	5,395,099.87
761118RM2	16,560,034.61	-	16,560,034.61	16,205,072.57	(354,962.04)	16,205,072.57	10,347,725.81
77277LAF4	40,976,607.92	-	40,976,607.92	39,517,587.12	(1,459,020.80)	39,517,587.12	25,106,760.00
77277LAH0	2,035,845.16	-	2,035,845.16	1,964,959.14	(70,886.02)	1,964,959.14	2,426,111.99
77277LAJ6	28,822,879.15	-	28,822,879.15	27,814,860.58	(1,008,018.57)	27,814,860.58	15,798,887.97
79548KXQ6	1,495,470.74	-	1,495,470.74	1,490,425.94	(5,044.80)	1,490,425.94	1,318,982.77
805564RM5	3,431,895.26	-	3,431,895.26	2,858,398.98	(573,496.28)	2,858,398.98	2,577,847.11
85554NAG5	1,149,005.80	-	1,149,005.80	1,074,369.95	(74,635.85)	1,074,369.95	1,112,280.44
8635722A0	213,401.28	-	213,401.28	183,019.29	(30,381.99)	183,019.29	184,712.67
863579CB2	4,505,670.30	-	4,505,670.30	4,010,269.07	(495,401.23)	4,010,269.07	4,491,455.53
86358HHX0	934,544.89	-	934,544.89	881,801.84	(52,743.05)	881,801.84	766,260.98
86358R3Q8	1,109,716.83	-	1,109,716.83	1,086,821.24	(22,895.59)	1,086,821.24	1,105,869.67
86358RQ83	140,984.59	-	140,984.59	139,518.81	(1,465.78)	139,518.81	114,478.24
86359AEH2	22,878.66	-	22,878.66	15,088.67	(7,789.99)	15,088.67	17,036.99
86359BKB6	901,519.44	-	901,519.44	890,541.79	(10,977.65)	890,541.79	882,377.13
86359BLB5	1,236,421.78	-	1,236,421.78	1,214,880.93	(21,540.85)	1,214,880.93	1,047,933.98
86359BPM7	1,697,008.90	-	1,697,008.90	1,677,712.85	(19,296.05)	1,677,712.85	1,471,420.81
86359DDB0	1,720,052.55	-	1,720,052.55	1,557,773.74	(162,278.81)	1,557,773.74	1,008,171.00
86359DUL9	182,619.56	-	182,619.56	177,929.38	(4,690.18)	177,929.38	130,899.00
86359LRW1	19,283,246.92	-	19,283,246.92	18,854,133.13	(429,113.79)	18,854,133.13	12,078,962.49
86359LSM2	1,229,392.32	-	1,229,392.32	1,221,421.18	(7,971.14)	1,221,421.18	797,783.92
86360JAA9	10,678,598.80	-	10,678,598.80	10,110,663.03	(567,935.77)	10,110,663.03	5,665,225.53
86360JAE1	8,083,947.71	-	8,083,947.71	7,968,904.60	(115,043.11)	7,968,904.60	5,199,107.01
86360UAF3	3,679,934.99	-	3,679,934.99	3,657,014.40	(22,920.59)	3,657,014.40	2,342,230.10
86361HAA2	11,498,036.76	-	11,498,036.76	11,228,014.28	(270,022.48)	11,228,014.28	7,105,230.74
86361HAB0	7,245,471.81	-	7,245,471.81	6,677,265.79	(568,206.02)	6,677,265.79	6,376,092.75
86363DAA9	8,341,915.82	-	8,341,915.82	7,940,221.38	(401,694.44)	7,940,221.38	5,860,750.26
885220FS7	6,795,813.69	-	6,795,813.69	6,700,333.14	(95,480.55)	6,700,333.14	5,924,957.27
929227QB5	216,049.73	-	216,049.73	197,161.22	(18,888.51)	197,161.22	205,696.07
92922F4M7	4,304,379.27	-	4,304,379.27	4,200,000.14	(104,379.13)	4,200,000.14	3,057,226.29
92922F5T1	7,185,795.39	-	7,185,795.39	7,025,768.14	(160,027.25)	7,025,768.14	5,003,926.25
92922F7Q5	8,971,978.46	-	8,971,978.46	8,646,636.70	(325,341.76)	8,646,636.70	6,268,400.14
92922FB72	1,174,068.37	-	1,174,068.37	1,155,765.56	(18,302.81)	1,155,765.56	850,774.90
92922FJ25	6,121,694.09	-	6,121,694.09	6,046,585.33	(75,108.76)	6,046,585.33	4,353,868.94
92922FNW4	1,192,216.02	-	1,192,216.02	1,176,012.07	(16,203.95)	1,176,012.07	1,321,844.90
92922FTJ7	1,233,564.94	-	1,233,564.94	1,210,352.93	(23,212.01)	1,210,352.93	974,061.94
92922FWU8	3,540,323.48	-	3,540,323.48	3,390,238.86	(150,084.62)	3,390,238.86	2,849,678.72
92922FZF8	8,125,751.26	-	8,125,751.26	7,801,971.37	(323,779.89)	7,801,971.37	6,075,249.66
92925CBB7	4,188,635.02	-	4,188,635.02	4,096,642.85	(91,992.17)	4,096,642.85	3,033,957.41
92925VAM2	616,737.54	-	616,737.54	597,598.02	(19,139.52)	597,598.02	548,628.09
92926SAE6	725,416.21	-	725,416.21	680,038.47	(45,377.74)	680,038.47	615,701.52
92979DAA3	537,331.46	-	537,331.46	523,333.07	(13,998.39)	523,333.07	437,747.24
9393365V1	1,560,697.73	-	1,560,697.73	1,549,341.13	(11,356.60)	1,549,341.13	1,431,792.71
939336KZ5	2,341,996.35	-	2,341,996.35	2,334,363.48	(7,632.87)	2,334,363.48	2,055,619.32
939336X65	11,157,951.25	-	11,157,951.25	10,874,647.01	(283,304.24)	10,874,647.01	8,432,485.02
93934FHC9	7,712,919.25	-	7,712,919.25	7,699,609.07	(13,310.18)	7,699,609.07	5,318,460.28
949810AA3	566,424.05	-	566,424.05	546,485.91	(19,938.14)	546,485.91	552,653.69
94981UAF6	131,272.34	-	131,272.34	120,555.74	(10,716.60)	120,555.74	126,792.75
984582AA4	469,929.99	-	469,929.99	457,191.65	(12,738.34)	457,191.65	447,475.99
Totals	$1,090,904,993.06	$-	$1,090,904,993.06	$1,056,761,288.41	$(34,143,704.65)	$1,056,761,288.41	$754,310,837.90

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following is the impairment listing for loan-backed and structured securities for the three months ended September 30, 2011:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
00104BAF7	$355,000.00	$-	$355,000.00	$290,000.00	$(65,000.00)	$290,000.00	$285,000.00
02146QAB9	12,032,384.34	-	12,032,384.34	11,850,302.56	(182,081.78)	11,850,302.56	8,273,272.97
02146TAQ0	17,912,916.56	-	17,912,916.56	16,693,633.85	(1,219,282.71)	16,693,633.85	15,861,675.53
02147CAA1	8,190,222.89	-	8,190,222.89	7,939,110.94	(251,111.95)	7,939,110.94	6,096,652.75
02147DAB7	10,161,163.88	-	10,161,163.88	10,078,483.46	(82,680.42)	10,078,483.46	6,914,174.96
02660TJB0	20,555,478.37	-	20,555,478.37	20,347,778.08	(207,700.29)	20,347,778.08	12,585,211.89
026929AD1	8,030,886.70	-	8,030,886.70	7,394,102.16	(636,784.54)	7,394,102.16	5,256,697.03
040104QN4	3,081,243.14	-	3,081,243.14	2,932,821.41	(148,421.73)	2,932,821.41	2,211,252.01
040104RV5	2,149,830.76	-	2,149,830.76	1,896,624.45	(253,206.31)	1,896,624.45	1,179,460.79
055294AA0	2,742,261.38	-	2,742,261.38	2,733,334.33	(8,927.05)	2,733,334.33	2,124,984.49
05946XYP2	911,601.67	-	911,601.67	887,990.95	(23,610.72)	887,990.95	634,778.52
05949ALH1	2,151,644.79	-	2,151,644.79	2,136,047.25	(15,597.54)	2,136,047.25	2,013,913.79
06050HKX5	555,677.56	-	555,677.56	391,850.36	(163,827.20)	391,850.36	275,336.82
06652DAA7	6,077,835.07	-	6,077,835.07	5,757,188.52	(320,646.55)	5,757,188.52	3,826,160.28
07325VAG9	2,046,242.08	-	2,046,242.08	1,991,505.51	(54,736.57)	1,991,505.51	1,745,162.36
07384M2X9	1,361,810.63	-	1,361,810.63	1,352,743.46	(9,067.17)	1,352,743.46	1,248,649.19
07384MS60	1,104,612.98	-	1,104,612.98	1,101,308.59	(3,304.39)	1,101,308.59	1,059,508.44
073854AB7	12,695,390.34	-	12,695,390.34	11,906,518.33	(788,872.01)	11,906,518.33	8,147,292.87
073879PA0	1,573,350.01	-	1,573,350.01	1,479,316.14	(94,033.87)	1,479,316.14	938,382.90
073879Z92	9,514,139.04	-	9,514,139.04	8,989,749.85	(524,389.19)	8,989,749.85	4,663,130.93
07387AFX8	457,361.06	-	457,361.06	433,935.98	(23,425.08)	433,935.98	441,839.32
07401LAA1	12,276,860.81	-	12,276,860.81	12,136,177.26	(140,683.55)	12,136,177.26	8,418,287.41
07401LAQ6	2,821,485.52	-	2,821,485.52	2,760,350.78	(61,134.74)	2,760,350.78	2,161,391.82
078446AB7	106,000.00	-	106,000.00	90,796.00	(15,204.00)	90,796.00	96,000.00
1248MGAJ3	70,790.89	-	70,790.89	66,267.71	(4,523.18)	66,267.71	49,228.91
12498NAB9	728,683.92	-	728,683.92	710,315.56	(18,368.36)	710,315.56	679,973.64
126670KN7	1,732,271.79	-	1,732,271.79	1,660,075.67	(72,196.12)	1,660,075.67	914,733.00
126673WB4	492,654.93	-	492,654.93	476,894.95	(15,759.98)	476,894.95	470,107.79
12667GCB7	169,287.19	-	169,287.19	164,795.22	(4,491.97)	164,795.22	122,499.65
12667GS20	11,646,736.57	-	11,646,736.57	11,089,514.67	(557,221.90)	11,089,514.67	7,317,781.72
12667GWF6	6,438,343.28	-	6,438,343.28	6,207,410.09	(230,933.19)	6,207,410.09	4,282,323.80
12667GYX5	1,032,401.67	-	1,032,401.67	798,077.21	(234,324.46)	798,077.21	961,743.25
12668BE33	12,873,661.44	-	12,873,661.44	12,655,782.02	(217,879.42)	12,655,782.02	9,029,638.43
12668BEH2	801,730.55	-	801,730.55	753,680.93	(48,049.62)	753,680.93	760,403.72
12669FW82	963,882.87	-	963,882.87	956,051.21	(7,831.66)	956,051.21	763,113.56
12669GKH3	11,070,655.27	-	11,070,655.27	10,821,345.82	(249,309.45)	10,821,345.82	8,435,950.92
12669GMS7	187,439.13	-	187,439.13	186,583.68	(855.45)	186,583.68	167,407.46
12669GRM5	2,381,686.60	-	2,381,686.60	2,337,315.68	(44,370.92)	2,337,315.68	1,664,932.90
12669GRQ6	5,867,340.96	-	5,867,340.96	5,720,021.02	(147,319.94)	5,720,021.02	5,269,585.71
12669GTV3	302,649.28	-	302,649.28	289,237.92	(13,411.36)	289,237.92	221,846.36
12669GUR0	3,154,848.17	-	3,154,848.17	3,013,751.26	(141,096.91)	3,013,751.26	2,110,912.61
14453MAB0	8,366,400.29	-	8,366,400.29	8,143,712.87	(222,687.42)	8,143,712.87	6,076,084.91
17311YAC7	2,389,577.54	-	2,389,577.54	2,365,142.09	(24,435.45)	2,365,142.09	2,003,923.25
22540VG71	144,135.24	-	144,135.24	144,006.39	(128.85)	144,006.39	142,405.44
22540VY55	154,848.81	-	154,848.81	153,043.38	(1,805.43)	153,043.38	125,379.04
22943HAD8	8,930,536.31	-	8,930,536.31	8,559,212.93	(371,323.38)	8,559,212.93	4,859,925.00
23243AAD8	910,919.35	-	910,919.35	900,594.54	(10,324.81)	900,594.54	667,968.15
23321P6A1	3,904,177.62	-	3,904,177.62	3,903,386.18	(791.44)	3,903,386.18	3,814,846.35
23332UBV5	5,006,024.34	-	5,006,024.34	4,845,487.38	(160,536.96)	4,845,487.38	3,320,926.51
23332UCM4	489,157.25	-	489,157.25	484,521.05	(4,636.20)	484,521.05	336,415.99
251508AB3	6,716,113.69	-	6,716,113.69	5,838,739.88	(877,373.81)	5,838,739.88	4,164,503.30
251510FB4	5,175,183.65	-	5,175,183.65	5,052,929.38	(122,254.27)	5,052,929.38	4,369,316.65
32113JAA3	622,764.25	-	622,764.25	606,682.49	(16,081.76)	606,682.49	386,977.37
32113JBV6	252,753.95	-	252,753.95	228,621.65	(24,132.30)	228,621.65	198,878.00
36228FC53	927,018.69	-	927,018.69	876,662.22	(50,356.47)	876,662.22	795,524.33
362290AC2	1,315,082.42	-	1,315,082.42	970,668.69	(344,413.73)	970,668.69	1,249,565.64
362480AD7	10,920,725.53	-	10,920,725.53	10,190,750.28	(729,975.25)	10,190,750.28	6,771,946.36
36298XAB8	19,540,101.49	-	19,540,101.49	19,356,084.89	(184,016.60)	19,356,084.89	18,688,392.80
39538RBB4	10,621,455.73	-	10,621,455.73	10,357,148.10	(264,307.63)	10,357,148.10	6,833,433.32
39539GAA0	3,745,859.77	-	3,745,859.77	3,693,394.38	(52,465.39)	3,693,394.38	2,762,708.79
41161PFR9	1,057,421.82	-	1,057,421.82	1,049,222.96	(8,198.86)	1,049,222.96	880,583.81
41161PHU0	6,434,985.19	-	6,434,985.19	6,321,068.34	(113,916.85)	6,321,068.34	5,082,846.18
41161PKH5	428,607.22	-	428,607.22	417,973.63	(10,633.59)	417,973.63	298,610.43
41161PLR2	10,208,554.57	-	10,208,554.57	9,931,349.39	(277,205.18)	9,931,349.39	7,369,950.14
41161PMG5	12,686,469.66	-	12,686,469.66	12,253,773.73	(432,695.93)	12,253,773.73	9,207,070.40
41161PSK0	4,072,927.86	-	4,072,927.86	4,054,365.85	(18,562.01)	4,054,365.85	3,112,909.78
41164YAB7	10,228,700.53	-	10,228,700.53	10,108,870.61	(119,829.92)	10,108,870.61	6,763,548.54
43739EAP2	16,762,173.85	-	16,762,173.85	16,754,383.79	(7,790.06)	16,754,383.79	11,547,347.43
43739EBJ5	7,818,708.26	-	7,818,708.26	7,708,379.95	(110,328.31)	7,708,379.95	5,582,406.29
43739EBS5	7,495,471.91	-	7,495,471.91	7,360,184.77	(135,287.14)	7,360,184.77	5,928,566.53
45071KDD3	1,228,116.77	-	1,228,116.77	1,170,289.65	(57,827.12)	1,170,289.65	747,163.15
45254NJV0	898,086.12	-	898,086.12	888,802.85	(9,283.27)	888,802.85	686,735.70
45254NMB0	1,011,350.40	-	1,011,350.40	990,574.51	(20,775.89)	990,574.51	819,498.77
45254NML8	1,361,465.84	-	1,361,465.84	1,349,261.53	(12,204.31)	1,349,261.53	949,172.61

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
45254NPA9	$13,078,947.98	$-	$13,078,947.98	$12,864,037.94	$(214,910.04)	$12,864,037.94	$11,036,655.21
45254NPU5	4,557,944.28	-	4,557,944.28	4,491,215.04	(66,729.24)	4,491,215.04	3,435,163.55
45254TRX4	289,648.82	-	289,648.82	268,982.89	(20,665.93)	268,982.89	184,567.75
45254TSM7	3,185,175.16	-	3,185,175.16	3,178,237.32	(6,937.84)	3,178,237.32	1,802,649.77
45660LKW8	22,789,501.37	-	22,789,501.37	22,157,937.38	(631,563.99)	22,157,937.38	14,182,598.88
45660LW96	2,821,627.31	-	2,821,627.31	2,302,696.11	(518,931.20)	2,302,696.11	1,645,942.74
45660LYW3	2,839,935.89	-	2,839,935.89	2,675,191.85	(164,744.04)	2,675,191.85	1,808,335.06
45660N5H4	2,548,236.34	-	2,548,236.34	2,494,498.56	(53,737.78)	2,494,498.56	2,192,321.21
45660NQ24	2,006,313.51	-	2,006,313.51	1,977,589.40	(28,724.11)	1,977,589.40	1,854,995.67
466247XE8	5,663,043.17	-	5,663,043.17	5,468,140.48	(194,902.69)	5,468,140.48	3,478,749.59
46627MBQ9	10,520,931.04	-	10,520,931.04	10,382,860.24	(138,070.80)	10,382,860.24	7,343,157.84
525221AJ6	2,364,660.32	-	2,364,660.32	2,303,545.55	(61,114.77)	2,303,545.55	1,462,798.21
525221CD7	199,143.11	-	199,143.11	140,273.81	(58,869.30)	140,273.81	73,244.54
525221EN3	7,615,159.04	-	7,615,159.04	6,810,706.64	(804,452.40)	6,810,706.64	5,780,485.70
525221GB7	21,306.89	-	21,306.89	19,942.84	(1,364.05)	19,942.84	17,621.17
525221GM3	2,893,816.76	-	2,893,816.76	2,770,940.92	(122,875.84)	2,770,940.92	1,745,499.88
525221HA8	20,311,816.98	-	20,311,816.98	20,218,739.56	(93,077.42)	20,218,739.56	12,212,406.28
52524YAF0	10,165,923.50	-	10,165,923.50	9,936,997.51	(228,925.99)	9,936,997.51	6,413,146.30
55027AAR1	9,939,205.47	-	9,939,205.47	9,460,015.29	(479,190.18)	9,460,015.29	6,284,640.75
55027AAU4	5,014,593.61	-	5,014,593.61	4,727,808.64	(286,784.97)	4,727,808.64	3,669,394.89
55027BAA6	13,695,897.92	-	13,695,897.92	13,402,622.86	(293,275.06)	13,402,622.86	7,785,098.29
55274SAM3	958,260.89	-	958,260.89	936,771.00	(21,489.89)	936,771.00	800,319.19
576433WZ5	2,173,624.29	-	2,173,624.29	1,797,224.58	(376,399.71)	1,797,224.58	2,111,096.68
576438AA3	2,986,331.41	-	2,986,331.41	2,904,333.95	(81,997.46)	2,904,333.95	2,292,462.90
57643LMP8	1,768,401.20	-	1,768,401.20	1,665,768.72	(102,632.48)	1,665,768.72	1,020,858.00
59020UAC9	831,369.52	-	831,369.52	829,854.74	(1,514.78)	829,854.74	760,663.54
59020UNZ4	1,477,073.86	-	1,477,073.86	1,413,229.74	(63,844.12)	1,413,229.74	1,335,154.95
59020UUJ2	3,525,203.43	-	3,525,203.43	3,498,541.17	(26,662.26)	3,498,541.17	3,179,606.06
59020UW43	1,146,354.75	-	1,146,354.75	940,451.86	(205,902.89)	940,451.86	1,063,971.44
59024WAB3	1,377,874.01	-	1,377,874.01	1,249,457.53	(128,416.48)	1,249,457.53	1,355,587.88
617526AE8	308,320.76	-	308,320.76	290,839.48	(17,481.28)	290,839.48	210,114.91
61915RBB1	6,505,525.22	-	6,505,525.22	6,368,210.54	(137,314.68)	6,368,210.54	4,034,515.97
63543XAH2	79,020.00	-	79,020.00	-	(79,020.00)	-	100,000.00
65106FAG7	222,807.35	-	222,807.35	173,737.96	(49,069.39)	173,737.96	644,988.50
65535VRK6	1,595,098.54	-	1,595,098.54	1,461,692.09	(133,406.45)	1,461,692.09	1,128,243.27
65535VUS5	1,967,066.10	-	1,967,066.10	1,625,756.58	(341,309.52)	1,625,756.58	1,842,954.87
68383NCU5	7,569,311.48	-	7,569,311.48	7,458,109.86	(111,201.62)	7,458,109.86	5,530,688.63
68383NDT7	7,580,254.71	-	7,580,254.71	7,537,982.61	(42,272.10)	7,537,982.61	5,517,435.79
69121PDX8	733,994.81	-	733,994.81	714,780.11	(19,214.70)	714,780.11	649,477.08
73316PJD3	24,652.84	-	24,652.84	21,588.24	(3,064.60)	21,588.24	20,920.18
75114HAK3	5,468,316.97	-	5,468,316.97	4,947,087.27	(521,229.70)	4,947,087.27	1,860,199.38
76110GV40	2,855,552.11	-	2,855,552.11	2,848,957.13	(6,594.98)	2,848,957.13	2,680,673.09
76110GZQ7	6,924,079.62	-	6,924,079.62	6,913,692.91	(10,386.71)	6,913,692.91	6,022,270.89
761118KU1	6,185,182.79	-	6,185,182.79	6,149,135.41	(36,047.38)	6,149,135.41	4,149,854.65
79548KXQ6	1,530,147.05	-	1,530,147.05	1,509,276.36	(20,870.69)	1,509,276.36	1,330,711.68
805564RM5	3,783,853.77	-	3,783,853.77	3,390,656.22	(393,197.55)	3,390,656.22	2,589,301.99
81744FDK0	2,178,301.21	-	2,178,301.21	2,151,684.02	(26,617.19)	2,151,684.02	1,761,382.63
8635722A0	233,595.24	-	233,595.24	215,504.87	(18,090.37)	215,504.87	186,216.34
863579DV7	416,883.90	-	416,883.90	285,759.07	(131,124.83)	285,759.07	308,009.45
863579KG2	2,973,646.71	-	2,973,646.71	2,942,098.75	(31,547.96)	2,942,098.75	2,664,997.41
86358RP68	437,220.89	-	437,220.89	422,474.79	(14,746.10)	422,474.79	398,856.58
86359ACC5	531,978.21	-	531,978.21	353,127.15	(178,851.06)	353,127.15	488,282.15
86359ADN0	741,134.04	-	741,134.04	326,463.46	(414,670.58)	326,463.46	682,038.16
86359B7K1	138,037.60	-	138,037.60	126,862.75	(11,174.85)	126,862.75	137,039.83
86359BKB6	916,470.25	-	916,470.25	904,786.02	(11,684.23)	904,786.02	907,098.07
86359DUL9	194,987.88	-	194,987.88	188,934.70	(6,053.18)	188,934.70	143,104.84
86359DUR6	17,332,821.60	-	17,332,821.60	17,133,310.77	(199,510.83)	17,133,310.77	13,000,522.13
86359LRW1	20,040,509.75	-	20,040,509.75	19,854,529.41	(185,980.34)	19,854,529.41	12,605,141.57
86360JAE1	8,289,646.58	-	8,289,646.58	8,220,957.52	(68,689.06)	8,220,957.52	5,360,309.37
86360JAN1	3,353,911.80	-	3,353,911.80	2,834,798.76	(519,113.04)	2,834,798.76	1,837,894.65
86360KAF5	32,116,770.69	-	32,116,770.69	31,735,747.36	(381,023.33)	31,735,747.36	20,359,228.06
86361HAA2	12,017,398.43	-	12,017,398.43	11,901,691.77	(115,706.66)	11,901,691.77	7,914,933.46
86361HAB0	7,654,446.10	-	7,654,446.10	7,553,360.48	(101,085.62)	7,553,360.48	7,548,110.13
86363DAA9	8,704,237.99	-	8,704,237.99	8,584,990.62	(119,247.37)	8,584,990.62	6,725,522.53
88157QAL2	937,251.38	-	937,251.38	703,789.33	(233,462.05)	703,789.33	1,223,464.27
885220FS7	7,123,770.34	-	7,123,770.34	7,030,548.39	(93,221.95)	7,030,548.39	6,510,377.19
92922F5T1	7,370,799.85	-	7,370,799.85	7,282,989.99	(87,809.86)	7,282,989.99	5,963,213.98
92922FB72	1,210,035.69	-	1,210,035.69	1,197,200.58	(12,835.11)	1,197,200.58	882,889.24
92922FJ25	6,254,294.53	-	6,254,294.53	6,189,443.91	(64,850.62)	6,189,443.91	4,867,792.79
92922FZD3	13,171,136.59	-	13,171,136.59	12,466,741.22	(704,395.37)	12,466,741.22	13,117,969.62
92922FZF8	8,267,915.38	-	8,267,915.38	8,244,339.94	(23,575.44)	8,244,339.94	6,853,052.73
92925CBB7	4,280,518.12	-	4,280,518.12	4,227,773.72	(52,744.40)	4,227,773.72	3,348,795.48
92977YAY7	2,465,934.87	-	2,465,934.87	2,167,246.19	(298,688.68)	2,167,246.19	467,915.97
92979DAA3	592,212.28	-	592,212.28	531,258.61	(60,953.67)	531,258.61	449,461.21
9393365V1	1,661,860.00	-	1,661,860.00	1,609,085.32	(52,774.68)	1,609,085.32	1,403,053.51
93934FHC9	8,006,057.92	-	8,006,057.92	7,914,350.10	(91,707.82)	7,914,350.10	5,510,082.35
Totals	$762,320,631.78	$-	$762,320,631.78	$738,510,047.63	$(23,810,584.15)	$738,510,047.63	$546,494,231.96

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following is the impairment listing for loan-backed and structured securities for the three months ended June 30, 2011:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
00104BAF7	$370,000.00	$-	$370,000.00	$355,000.00	$(15,000.00)	$355,000.00	$355,000.00
004375CT6	7,403,325.91	-	7,403,325.91	7,147,252.56	(256,073.35)	7,147,252.56	5,694,371.62
00442GAD2	159,625.51	-	159,625.51	154,480.10	(5,145.41)	154,480.10	160,913.36
00442JAE4	5,413,645.90	-	5,413,645.90	4,927,546.20	(486,099.70)	4,927,546.20	3,887,634.80
007034AQ4	5,320,602.41	-	5,320,602.41	5,232,343.88	(88,258.53)	5,232,343.88	4,278,416.99
007037BK9	238,074.57	-	238,074.57	232,349.28	(5,725.29)	232,349.28	156,567.31
02146QAB9	13,263,679.03	-	13,263,679.03	12,405,812.00	(857,867.03)	12,405,812.00	9,354,207.06
02146YAD8	17,604,278.99	-	17,604,278.99	16,869,197.39	(735,081.60)	16,869,197.39	12,873,145.97
02147CAA1	8,897,979.14	-	8,897,979.14	8,460,893.11	(437,086.03)	8,460,893.11	6,712,922.27
02147DAB7	11,004,615.15	-	11,004,615.15	10,535,593.48	(469,021.67)	10,535,593.48	7,666,098.70
02660TGN7	8,220,080.69	-	8,220,080.69	8,000,792.06	(219,288.63)	8,000,792.06	5,341,882.20
02660TGS6	7,553,437.85	-	7,553,437.85	6,528,085.41	(1,025,352.44)	6,528,085.41	4,919,615.29
02660TJB0	21,940,746.02	-	21,940,746.02	20,981,937.25	(958,808.77)	20,981,937.25	14,187,594.02
02660WAC0	16,364,974.60	-	16,364,974.60	16,003,512.77	(361,461.83)	16,003,512.77	11,231,013.93
02660XAD6	10,753,042.52	-	10,753,042.52	10,499,231.10	(253,811.42)	10,499,231.10	8,340,004.28
026929AA7	8,990,381.35	-	8,990,381.35	8,654,511.98	(335,869.37)	8,654,511.98	8,883,436.91
026929AD1	8,710,369.61	-	8,710,369.61	8,406,222.21	(304,147.40)	8,406,222.21	5,877,597.71
040104QN4	3,493,460.23	-	3,493,460.23	3,266,039.39	(227,420.84)	3,266,039.39	2,749,129.20
040104TF8	88,076.11	-	88,076.11	85,556.47	(2,519.64)	85,556.47	62,760.85
040104TG6	977,591.28	-	977,591.28	950,814.78	(26,776.50)	950,814.78	820,433.37
04012XAC9	253,511.81	-	253,511.81	238,019.03	(15,492.78)	238,019.03	175,845.08
055294AA0	2,975,082.10	-	2,975,082.10	2,897,726.71	(77,355.39)	2,897,726.71	2,397,151.63
05535DAN4	4,426,081.37	-	4,426,081.37	2,957,964.95	(1,468,116.42)	2,957,964.95	2,707,952.24
05535DCF9	8,177,898.68	-	8,177,898.68	7,887,868.43	(290,030.25)	7,887,868.43	4,796,232.12
05946XYP2	965,465.31	-	965,465.31	954,163.65	(11,301.66)	954,163.65	713,045.13
05949ALH1	1,959,762.10	-	1,959,762.10	1,945,434.78	(14,327.32)	1,945,434.78	1,914,105.59
05950DAA8	10,315,389.14	-	10,315,389.14	10,136,225.11	(179,164.03)	10,136,225.11	8,457,262.89
06050HKX5	591,031.77	-	591,031.77	562,401.51	(28,630.26)	562,401.51	291,127.17
073879Z92	9,741,810.63	-	9,741,810.63	9,295,040.70	(446,769.93)	9,295,040.70	4,612,197.71
07389VAA5	1,671,470.58	-	1,671,470.58	1,561,202.75	(110,267.83)	1,561,202.75	1,504,771.87
07400XAB4	2,780,642.45	-	2,780,642.45	2,666,904.78	(113,737.67)	2,666,904.78	1,842,237.26
07401LAA1	13,341,277.48	-	13,341,277.48	12,685,561.38	(655,716.10)	12,685,561.38	9,725,389.47
07401LAQ6	3,052,505.86	-	3,052,505.86	2,941,553.78	(110,952.08)	2,941,553.78	2,412,194.27
07820QAY1	13,083,773.80	-	13,083,773.80	12,632,872.48	(450,901.32)	12,632,872.48	9,775,561.89
07820QBL8	2,720,336.17	-	2,720,336.17	2,618,897.35	(101,438.82)	2,618,897.35	2,018,590.75
1248M3AB9	4,951,130.55	-	4,951,130.55	4,861,326.62	(89,803.93)	4,861,326.62	4,664,240.59
1248MGAJ3	78,372.25	-	78,372.25	72,737.09	(5,635.16)	72,737.09	48,377.62
1248RHAD9	4,780,920.84	-	4,780,920.84	4,175,285.93	(605,634.91)	4,175,285.93	2,877,308.61
12498NAB9	789,064.07	-	789,064.07	766,456.38	(22,607.69)	766,456.38	740,423.81
126670KN7	1,831,846.50	-	1,831,846.50	1,717,010.16	(114,836.34)	1,717,010.16	1,037,118.00
126673WB4	560,083.26	-	560,083.26	544,691.82	(15,391.44)	544,691.82	519,479.47
12667FUL7	189,967.87	-	189,967.87	141,385.58	(48,582.29)	141,385.58	785,597.22
12667GCB7	181,815.58	-	181,815.58	170,887.82	(10,927.76)	170,887.82	135,927.44
12667GR62	8,415,537.52	-	8,415,537.52	8,355,026.41	(60,511.11)	8,355,026.41	7,028,670.89
12667GS20	12,283,980.56	-	12,283,980.56	11,937,876.96	(346,103.60)	11,937,876.96	8,059,668.23
12667GWF6	7,061,095.55	-	7,061,095.55	6,602,223.90	(458,871.65)	6,602,223.90	5,007,656.34
12668A4B8	12,941,158.94	-	12,941,158.94	12,119,014.73	(822,144.21)	12,119,014.73	8,944,515.20
12668ACZ6	3,423,890.67	-	3,423,890.67	3,297,199.39	(126,691.28)	3,297,199.39	2,465,241.99
12668AEV3	10,542,275.05	-	10,542,275.05	10,247,548.39	(294,726.66)	10,247,548.39	8,344,374.16
12668AGW9	2,432,368.04	-	2,432,368.04	2,035,172.05	(397,195.99)	2,035,172.05	2,335,532.17
12668BDC4	4,752,590.84	-	4,752,590.84	4,513,145.41	(239,445.43)	4,513,145.41	3,802,036.56
12668BE33	13,928,835.54	-	13,928,835.54	13,081,072.18	(847,763.36)	13,081,072.18	9,546,383.41
12669B3B6	65,409.70	-	65,409.70	35,269.47	(30,140.23)	35,269.47	48,988.83
12669FVD2	858,107.46	-	858,107.46	804,119.58	(53,987.88)	804,119.58	854,710.58
12669FW82	1,015,805.12	-	1,015,805.12	975,988.96	(39,816.16)	975,988.96	770,763.52
12669GKH3	11,817,843.84	-	11,817,843.84	11,343,160.99	(474,682.85)	11,343,160.99	9,250,248.44
12669GMS7	205,855.54	-	205,855.54	193,668.85	(12,186.69)	193,668.85	175,858.37
12669GRM5	2,635,349.19	-	2,635,349.19	2,451,227.00	(184,122.19)	2,451,227.00	2,127,705.34
12669GRQ6	6,472,125.17	-	6,472,125.17	6,054,262.33	(417,862.84)	6,054,262.33	5,782,563.12
12669GTV3	339,622.83	-	339,622.83	311,854.40	(27,768.43)	311,854.40	242,733.97
12669GUR0	3,316,493.22	-	3,316,493.22	3,189,613.15	(126,880.07)	3,189,613.15	2,328,534.88
14983CAA3	1,274,147.66	-	1,274,147.66	1,196,953.48	(77,194.18)	1,196,953.48	837,139.86
17311YAC7	2,898,818.47	-	2,898,818.47	2,491,417.26	(407,401.21)	2,491,417.26	2,326,545.71
22540VG71	122,879.34	-	122,879.34	122,460.00	(419.34)	122,460.00	121,864.87
225470B93	4,582,217.54	-	4,582,217.54	4,509,934.32	(72,283.22)	4,509,934.32	3,845,680.35
22943HAD8	10,470,446.75	-	10,470,446.75	8,957,363.82	(1,513,082.93)	8,957,363.82	7,387,020.00
23243AAD8	989,370.51	-	989,370.51	955,614.98	(33,755.53)	955,614.98	717,483.87
23245QAA7	2,071,789.83	-	2,071,789.83	1,955,492.72	(116,297.11)	1,955,492.72	1,565,153.34
23321P6A1	2,863,387.53	-	2,863,387.53	2,856,459.02	(6,928.51)	2,856,459.02	2,786,385.86

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
23332UFV1	$1,289,366.54	$-	$1,289,366.54	$1,282,023.04	$(7,343.50)	$1,282,023.04	$911,008.17
251508AB3	7,534,519.27	-	7,534,519.27	6,934,953.06	(599,566.21)	6,934,953.06	4,710,530.76
30251YAB4	7,206,825.42	-	7,206,825.42	7,150,532.74	(56,292.68)	7,150,532.74	5,424,394.15
32056CAH2	15,970,892.52	-	15,970,892.52	15,625,008.42	(345,884.10)	15,625,008.42	14,097,475.09
36185NXT2	480,300.23	-	480,300.23	342,093.29	(138,206.94)	342,093.29	360,669.96
36228FC53	1,037,017.12	-	1,037,017.12	982,991.94	(54,025.18)	982,991.94	842,138.90
362341L49	5,106,623.24	-	5,106,623.24	5,021,034.34	(85,588.90)	5,021,034.34	4,412,830.84
362341TM1	2,443,201.11	-	2,443,201.11	2,374,066.43	(69,134.68)	2,374,066.43	2,292,997.45
362480AD7	11,678,000.76	-	11,678,000.76	11,207,319.96	(470,680.80)	11,207,319.96	7,858,713.01
39538RAB5	9,839,578.13	-	9,839,578.13	9,740,017.04	(99,561.09)	9,740,017.04	6,825,326.72
39538RBB4	11,118,644.03	-	11,118,644.03	10,867,077.20	(251,566.83)	10,867,077.20	8,084,521.46
39538WFH6	9,253,858.85	-	9,253,858.85	9,008,051.77	(245,807.08)	9,008,051.77	6,507,935.92
39538WHF8	25,147,502.44	-	25,147,502.44	24,863,316.46	(284,185.98)	24,863,316.46	18,158,716.82
39539GAA0	4,142,380.99	-	4,142,380.99	3,858,924.02	(283,456.97)	3,858,924.02	3,093,463.70
41161PFR9	1,089,162.17	-	1,089,162.17	1,062,736.29	(26,425.88)	1,062,736.29	964,707.20
41161PHU0	6,805,621.64	-	6,805,621.64	6,566,125.81	(239,495.83)	6,566,125.81	5,535,257.34
41161PKH5	465,705.71	-	465,705.71	447,126.11	(18,579.60)	447,126.11	331,165.28
41161PL43	15,904,690.31	-	15,904,690.31	15,427,639.04	(477,051.27)	15,427,639.04	12,519,861.74
41161PLR2	11,217,125.58	-	11,217,125.58	10,366,730.27	(850,395.31)	10,366,730.27	8,096,014.35
41161PMG5	14,212,262.03	-	14,212,262.03	13,086,899.71	(1,125,362.32)	13,086,899.71	9,903,452.27
41161PQU0	11,206,801.04	-	11,206,801.04	11,083,259.53	(123,541.51)	11,083,259.53	8,829,517.26
41161PSK0	4,155,867.99	-	4,155,867.99	4,140,078.71	(15,789.28)	4,140,078.71	3,311,704.79
41161PTN3	1,861,916.34	-	1,861,916.34	1,835,975.71	(25,940.63)	1,835,975.71	1,380,582.71
41161PWB5	5,844,745.44	-	5,844,745.44	5,799,323.66	(45,421.78)	5,799,323.66	4,123,200.14
41161PXH1	677,816.57	-	677,816.57	669,094.72	(8,721.85)	669,094.72	477,286.09
41162DAF6	8,994,069.64	-	8,994,069.64	7,961,170.02	(1,032,899.62)	7,961,170.02	7,118,547.39
41164LAB5	12,621,800.45	-	12,621,800.45	11,230,967.78	(1,390,832.67)	11,230,967.78	8,387,551.76
41164YAB7	10,726,262.52	-	10,726,262.52	10,475,360.99	(250,901.53)	10,475,360.99	7,668,382.14
43739EBJ5	8,350,734.18	-	8,350,734.18	7,950,384.41	(400,349.77)	7,950,384.41	6,251,970.02
43739EBS5	8,105,864.82	-	8,105,864.82	7,658,917.19	(446,947.63)	7,658,917.19	6,751,074.64
45254NHV2	247,136.73	-	247,136.73	233,455.99	(13,680.74)	233,455.99	209,178.13
45254NJG3	1,142,062.94	-	1,142,062.94	1,122,485.65	(19,577.29)	1,122,485.65	956,740.55
45254NKF3	4,447,562.20	-	4,447,562.20	4,407,084.59	(40,477.61)	4,407,084.59	4,349,125.98
45254NML8	1,023,637.01	-	1,023,637.01	1,023,042.60	(594.41)	1,023,042.60	798,028.88
45254NPA9	13,599,192.07	-	13,599,192.07	13,231,174.95	(368,017.12)	13,231,174.95	11,211,853.18
45254NPU5	4,802,222.03	-	4,802,222.03	4,628,886.89	(173,335.14)	4,628,886.89	3,490,188.34
45254TRX4	297,840.06	-	297,840.06	293,087.16	(4,752.90)	293,087.16	207,069.94
45254TSM7	3,295,634.70	-	3,295,634.70	3,266,883.53	(28,751.17)	3,266,883.53	2,097,577.20
45257EAA2	3,879,055.62	-	3,879,055.62	3,664,344.06	(214,711.56)	3,664,344.06	3,535,358.63
45660LW96	3,085,309.15	-	3,085,309.15	2,903,399.55	(181,909.60)	2,903,399.55	1,872,549.76
45660LY94	485,927.29	-	485,927.29	307,876.96	(178,050.33)	307,876.96	183,383.48
45660LYW3	3,582,993.37	-	3,582,993.37	2,965,244.32	(617,749.05)	2,965,244.32	2,142,003.90
45660N3S2	4,168,246.96	-	4,168,246.96	4,148,358.98	(19,887.98)	4,148,358.98	3,817,083.54
45660NQ24	853,542.41	-	853,542.41	802,184.25	(51,358.16)	802,184.25	791,950.38
456612AC4	14,752,889.16	-	14,752,889.16	13,658,056.92	(1,094,832.24)	13,658,056.92	9,476,622.32
45661LAG3	4,918,903.42	-	4,918,903.42	4,767,495.48	(151,407.94)	4,767,495.48	4,036,455.12
45667WAA6	3,657,646.56	-	3,657,646.56	3,407,235.80	(250,410.76)	3,407,235.80	3,135,273.61
466247BC6	140,463.09	-	140,463.09	139,336.41	(1,126.68)	139,336.41	137,500.62
525221AJ6	2,423,202.18	-	2,423,202.18	2,408,596.80	(14,605.38)	2,408,596.80	1,681,253.43
525221EN3	10,347,206.55	-	10,347,206.55	8,058,470.44	(2,288,736.11)	8,058,470.44	6,566,646.65
525221GM3	3,131,481.61	-	3,131,481.61	2,964,863.90	(166,617.71)	2,964,863.90	1,891,920.84
52524YAF0	10,705,885.46	-	10,705,885.46	10,608,844.00	(97,041.46)	10,608,844.00	7,272,729.33
550279AA1	4,183,735.11	-	4,183,735.11	4,132,667.48	(51,067.63)	4,132,667.48	3,211,786.83
55027AAR1	10,402,608.17	-	10,402,608.17	10,175,024.99	(227,583.18)	10,175,024.99	7,001,283.12
55027AAU4	5,421,668.41	-	5,421,668.41	5,198,866.80	(222,801.61)	5,198,866.80	3,379,511.88
55027BAA6	14,422,565.14	-	14,422,565.14	14,012,496.58	(410,068.56)	14,012,496.58	9,444,008.61
576433G42	7,620,937.36	-	7,620,937.36	7,346,531.01	(274,406.35)	7,346,531.01	5,368,399.14
576433H33	3,914,653.00	-	3,914,653.00	3,779,758.84	(134,894.16)	3,779,758.84	3,725,126.07
576438AA3	3,170,157.17	-	3,170,157.17	3,154,671.70	(15,485.47)	3,154,671.70	2,688,395.08
57643LMP8	1,818,151.86	-	1,818,151.86	1,734,492.66	(83,659.20)	1,734,492.66	1,093,308.00
617463AA2	18,190.33	-	18,190.33	17,901.18	(289.15)	17,901.18	14,579.46
61750FAE0	669,494.38	-	669,494.38	629,661.33	(39,833.05)	629,661.33	571,359.46
617526AE8	314,327.91	-	314,327.91	300,966.95	(13,360.96)	300,966.95	228,521.15
63543XAH2	106,600.00	-	106,600.00	79,020.00	(27,580.00)	79,020.00	100,000.00
64352VNY3	2,963,790.95	-	2,963,790.95	2,721,526.68	(242,264.27)	2,721,526.68	1,402,020.00
65535VRK6	1,114,388.91	-	1,114,388.91	1,072,060.59	(42,328.32)	1,072,060.59	1,055,783.60
65535VUS5	2,153,982.46	-	2,153,982.46	1,841,133.77	(312,848.69)	1,841,133.77	1,904,936.36
66987XBV6	18,653.88	-	18,653.88	18,052.56	(601.32)	18,052.56	13,570.85
74922AAA5	13,943,565.17	-	13,943,565.17	13,688,265.61	(255,299.56)	13,688,265.61	8,514,255.33
75114GAC3	18,526,178.13	-	18,526,178.13	18,199,499.83	(326,678.30)	18,199,499.83	12,887,711.47

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
75114HAD9	$17,431,974.80	$-	$17,431,974.80	$16,987,120.85	$(444,853.95)	$16,987,120.85	$13,037,178.33
75114NAA2	8,422,001.05	-	8,422,001.05	8,389,607.15	(32,393.90)	8,389,607.15	6,867,667.02
75114NAB0	3,022,759.65	-	3,022,759.65	3,017,026.02	(5,733.63)	3,017,026.02	2,735,828.82
75970NAG2	1,672,850.85	-	1,672,850.85	1,580,319.99	(92,530.86)	1,580,319.99	1,316,403.38
759950EL8	4,369,242.19	-	4,369,242.19	4,171,673.19	(197,569.00)	4,171,673.19	4,268,234.94
760985U33	619,524.33	-	619,524.33	508,808.67	(110,715.66)	508,808.67	301,850.44
76110GE23	5,194,269.38	-	5,194,269.38	5,130,427.40	(63,841.98)	5,130,427.40	4,358,588.14
76110GTL5	932,001.08	-	932,001.08	762,733.61	(169,267.47)	762,733.61	850,961.76
76110GV40	3,116,460.84	-	3,116,460.84	2,955,452.79	(161,008.05)	2,955,452.79	2,784,815.56
76110GVT5	2,221,320.41	-	2,221,320.41	2,053,290.88	(168,029.53)	2,053,290.88	2,154,244.36
76110GWG2	1,628,169.23	-	1,628,169.23	1,497,239.37	(130,929.86)	1,497,239.37	1,525,109.56
76110GZQ7	7,320,464.50	-	7,320,464.50	7,260,673.39	(59,791.11)	7,260,673.39	6,305,260.05
76110GZR5	2,460,530.70	-	2,460,530.70	2,020,311.93	(440,218.77)	2,020,311.93	2,082,824.91
761118NN4	8,970,194.40	-	8,970,194.40	8,854,040.82	(116,153.58)	8,854,040.82	6,065,811.19
761118RJ9	388,592.06	-	388,592.06	367,492.35	(21,099.71)	367,492.35	229,312.93
761118RM2	18,435,535.65	-	18,435,535.65	17,706,883.39	(728,652.26)	17,706,883.39	12,966,353.51
79549ASN0	188,855.67	-	188,855.67	96,628.07	(92,227.60)	96,628.07	156,004.99
80557BAC8	7,073,934.57	-	7,073,934.57	6,658,521.05	(415,413.52)	6,658,521.05	5,994,708.50
81378EAA1	2,835,965.73	-	2,835,965.73	2,729,570.58	(106,395.15)	2,729,570.58	1,991,329.48
81379EAA0	393,146.04	-	393,146.04	382,391.58	(10,754.46)	382,391.58	347,864.03
83613GAA7	2,424,305.21	-	2,424,305.21	2,289,435.53	(134,869.68)	2,289,435.53	1,882,122.00
84752CAE7	1,577,215.87	-	1,577,215.87	1,521,215.46	(56,000.41)	1,521,215.46	751,364.85
8635722A0	246,838.88	-	246,838.88	235,041.39	(11,797.49)	235,041.39	214,420.07
863579DV7	471,733.98	-	471,733.98	468,843.11	(2,890.87)	468,843.11	367,893.29
863579KG2	3,245,100.31	-	3,245,100.31	3,099,874.57	(145,225.74)	3,099,874.57	2,990,920.99
863579YR3	6,981,204.72	-	6,981,204.72	6,615,297.71	(365,907.01)	6,615,297.71	6,138,939.08
86358HHX0	1,001,108.45	-	1,001,108.45	987,386.44	(13,722.01)	987,386.44	807,677.73
86358RA23	4,524,533.79	-	4,524,533.79	4,465,507.90	(59,025.89)	4,465,507.90	3,907,151.38
86358RL88	226,189.24	-	226,189.24	58,057.55	(168,131.69)	58,057.55	122,236.18
86358RP68	593,608.65	-	593,608.65	591,449.14	(2,159.51)	591,449.14	579,356.43
86358RUQ8	88,513.41	-	88,513.41	25,607.70	(62,905.71)	25,607.70	88,499.05
86359ACC5	754,969.66	-	754,969.66	541,626.76	(213,342.90)	541,626.76	511,408.43
86359BKB6	972,851.53	-	972,851.53	923,717.36	(49,134.17)	923,717.36	980,064.82
86359BLB5	1,252,854.82	-	1,252,854.82	1,239,560.72	(13,294.10)	1,239,560.72	1,222,569.46
86359DUR6	19,298,016.21	-	19,298,016.21	17,954,125.14	(1,343,891.07)	17,954,125.14	14,380,687.56
86359LRW1	21,245,312.20	-	21,245,312.20	20,534,345.47	(710,966.73)	20,534,345.47	15,097,985.41
86359LSM2	1,399,891.35	-	1,399,891.35	1,327,165.09	(72,726.26)	1,327,165.09	1,037,905.37
86360JAA9	11,391,844.75	-	11,391,844.75	10,989,386.04	(402,458.71)	10,989,386.04	6,815,506.29
86360JAE1	8,836,521.87	-	8,836,521.87	8,442,723.34	(393,798.53)	8,442,723.34	5,991,741.22
86360KAF5	34,500,571.37	-	34,500,571.37	32,904,063.84	(1,596,507.53)	32,904,063.84	22,382,347.38
86360UAF3	4,237,400.71	-	4,237,400.71	3,887,982.50	(349,418.21)	3,887,982.50	2,779,752.52
86361HAA2	13,013,081.24	-	13,013,081.24	12,328,462.58	(684,618.66)	12,328,462.58	9,078,783.67
86361HAB0	8,510,636.17	-	8,510,636.17	7,911,868.46	(598,767.71)	7,911,868.46	8,426,051.80
86363DAA9	9,969,991.34	-	9,969,991.34	9,039,799.82	(930,191.52)	9,039,799.82	6,772,652.20
872227AE3	1,910,011.85	-	1,910,011.85	1,844,666.33	(65,345.52)	1,844,666.33	1,429,459.84
88157QAL2	698,223.45	-	698,223.45	630,409.67	(67,813.78)	630,409.67	1,177,582.12
929227QB5	232,806.19	-	232,806.19	223,929.84	(8,876.35)	223,929.84	204,572.07
92922F4M7	4,472,237.35	-	4,472,237.35	4,424,884.76	(47,352.59)	4,424,884.76	3,637,374.21
92922F5T1	7,625,591.08	-	7,625,591.08	7,532,936.26	(92,654.82)	7,532,936.26	6,520,405.82
92922F7Q5	9,591,622.46	-	9,591,622.46	9,395,996.92	(195,625.54)	9,395,996.92	7,443,451.12
92922FTJ7	1,317,040.29	-	1,317,040.29	1,288,359.22	(28,681.07)	1,288,359.22	1,142,701.99
92922FWU8	3,843,712.21	-	3,843,712.21	3,739,680.49	(104,031.72)	3,739,680.49	3,352,423.20
92925CBB7	4,414,949.29	-	4,414,949.29	4,365,574.43	(49,374.86)	4,365,574.43	3,480,246.65
92926SAE6	2,379,476.79	-	2,379,476.79	2,155,902.71	(223,574.08)	2,155,902.71	2,123,918.65
92977YAY7	2,965,308.91	-	2,965,308.91	2,448,469.16	(516,839.75)	2,448,469.16	546,787.98
939336X65	1,741,456.57	-	1,741,456.57	1,734,753.31	(6,703.26)	1,734,753.31	1,423,713.09
93934FHC9	8,460,192.37	-	8,460,192.37	8,261,569.02	(198,623.35)	8,261,569.02	5,823,343.48
93934FJQ6	15,137,829.51	-	15,137,829.51	14,738,335.29	(399,494.22)	14,738,335.29	10,723,494.10
94985JAG5	18,250,633.52	-	18,250,633.52	17,383,308.71	(867,324.81)	17,383,308.71	18,341,034.90
Totals	$1,130,732,656.14	$-	$1,130,732,656.14	$1,078,535,670.23	$(52,196,985.91)	$1,078,535,670.23	$839,143,290.12

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following is the impairment listing for loan-backed and structured securities for the three months ended March 31, 2011:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
00104BAF7	$589,264.55	$-	$589,264.55	$370,000.00	$(219,264.55)	$370,000.00	$370,000.00
00442JAE4	4,710,238.75	-	4,710,238.75	4,591,638.85	(118,599.90)	4,591,638.85	4,358,285.50
00443MAB2	107,340.11	-	107,340.11	44,124.83	(63,215.28)	44,124.83	102,421.70
007034AQ4	5,744,388.21	-	5,744,388.21	5,575,615.32	(168,772.89)	5,575,615.32	4,579,731.18
007037BK9	465,256.29	-	465,256.29	455,228.08	(10,028.21)	455,228.08	286,020.38
02146QAB9	13,969,583.20	-	13,969,583.20	13,546,263.46	(423,319.74)	13,546,263.46	9,685,224.76
02146YAD8	19,095,808.55	-	19,095,808.55	18,491,705.71	(604,102.84)	18,491,705.71	13,815,077.28
02147CAA1	9,299,089.46	-	9,299,089.46	9,131,294.02	(167,795.44)	9,131,294.02	7,305,515.71
02147DAB7	11,404,066.20	-	11,404,066.20	11,369,792.68	(34,273.52)	11,369,792.68	7,999,314.91
02147DAV3	241,249.93	-	241,249.93	238,256.54	(2,993.39)	238,256.54	199,677.64
02660TBF9	595,863.06	-	595,863.06	330,916.80	(264,946.26)	330,916.80	1,822,967.12
02660TGN7	8,456,484.74	-	8,456,484.74	8,384,613.41	(71,871.33)	8,384,613.41	5,817,181.56
02660TJB0	23,152,239.57	-	23,152,239.57	22,442,810.38	(709,429.19)	22,442,810.38	15,237,145.62
040104QN4	3,890,541.86	-	3,890,541.86	3,668,981.66	(221,560.20)	3,668,981.66	3,003,086.41
040104RV5	2,469,257.30	-	2,469,257.30	2,257,355.17	(211,902.13)	2,257,355.17	2,267,884.85
040104TF8	100,649.39	-	100,649.39	91,964.11	(8,685.28)	91,964.11	76,041.11
040104TG6	1,104,833.64	-	1,104,833.64	1,019,703.02	(85,130.62)	1,019,703.02	991,534.77
04012XAC9	264,724.37	-	264,724.37	258,174.29	(6,550.08)	258,174.29	220,523.01
05946XYP2	1,026,184.98	-	1,026,184.98	1,008,137.20	(18,047.78)	1,008,137.20	734,911.14
06050HKX5	623,869.62	-	623,869.62	596,011.52	(27,858.10)	596,011.52	300,516.70
06652DAA7	6,424,514.04	-	6,424,514.04	6,312,530.55	(111,983.49)	6,312,530.55	4,993,003.57
07386HSP7	5,557,088.46	-	5,557,088.46	5,425,826.64	(131,261.82)	5,425,826.64	4,079,941.14
073879Z92	10,172,212.75	-	10,172,212.75	9,405,259.64	(766,953.11)	9,405,259.64	4,439,959.88
07400XAB4	2,944,475.07	-	2,944,475.07	2,788,229.78	(156,245.29)	2,788,229.78	1,996,542.09
07401LAA1	14,001,795.67	-	14,001,795.67	13,574,890.71	(426,904.96)	13,574,890.71	10,381,739.73
07401LAQ6	3,257,015.04	-	3,257,015.04	3,158,276.26	(98,738.78)	3,158,276.26	2,519,662.32
07820QAY1	13,662,239.67	-	13,662,239.67	13,484,688.23	(177,551.44)	13,484,688.23	10,195,113.55
124860CB1	148,669.82	-	148,669.82	143,459.50	(5,210.32)	143,459.50	124,770.44
1248MGAJ3	99,253.04	-	99,253.04	80,199.54	(19,053.50)	80,199.54	90,039.92
12498NAB9	890,567.71	-	890,567.71	832,500.69	(58,067.02)	832,500.69	852,007.46
126670KN7	1,828,008.00	-	1,828,008.00	1,817,051.16	(10,956.84)	1,817,051.16	1,213,236.00
12667GR62	9,241,938.15	-	9,241,938.15	8,737,452.47	(504,485.68)	8,737,452.47	7,663,689.77
12667GRW5	424,692.87	-	424,692.87	400,404.54	(24,288.33)	400,404.54	350,910.91
12667GS20	12,869,652.72	-	12,869,652.72	12,677,552.86	(192,099.86)	12,677,552.86	8,533,662.30
12667GWF6	7,442,163.97	-	7,442,163.97	7,289,790.65	(152,373.32)	7,289,790.65	5,204,045.91
12668A3Q6	8,092,108.87	-	8,092,108.87	7,399,367.09	(692,741.78)	7,399,367.09	4,556,737.42
12668A4B8	14,330,751.54	-	14,330,751.54	13,633,956.43	(696,795.11)	13,633,956.43	10,065,595.58
12668ACZ6	3,581,158.60	-	3,581,158.60	3,510,183.17	(70,975.43)	3,510,183.17	2,463,470.40
12668AEV3	11,134,871.86	-	11,134,871.86	10,779,411.63	(355,460.23)	10,779,411.63	8,434,689.81
12668AGW9	264,810.23	-	264,810.23	251,757.65	(13,052.58)	251,757.65	195,768.44
12668AVP7	6,836,111.07	-	6,836,111.07	6,507,240.39	(328,870.68)	6,507,240.39	4,999,884.03
12668BB77	22,294,484.46	-	22,294,484.46	21,191,222.90	(1,103,261.56)	21,191,222.90	17,162,616.50
12668BDC4	4,905,143.40	-	4,905,143.40	4,847,413.62	(57,729.78)	4,847,413.62	4,057,423.69
12668BE33	14,231,458.83	-	14,231,458.83	14,226,030.94	(5,427.89)	14,226,030.94	10,337,333.12
126694N46	318,261.79	-	318,261.79	302,062.88	(16,198.91)	302,062.88	223,220.43
126694YM4	3,024,822.87	-	3,024,822.87	2,838,508.63	(186,314.24)	2,838,508.63	2,251,075.13
12669FW82	1,040,834.11	-	1,040,834.11	1,034,923.79	(5,910.32)	1,034,923.79	674,342.64
12669GKH3	12,108,184.91	-	12,108,184.91	12,052,219.02	(55,965.89)	12,052,219.02	10,051,057.69
12669GMS7	229,995.60	-	229,995.60	213,867.62	(16,127.98)	213,867.62	179,517.12
12669GTV3	366,063.26	-	366,063.26	361,031.76	(5,031.50)	361,031.76	268,628.38
12669GUR0	3,459,992.03	-	3,459,992.03	3,430,694.44	(29,297.59)	3,430,694.44	2,465,216.68
152314MJ6	1,339,409.85	-	1,339,409.85	1,224,692.73	(114,717.12)	1,224,692.73	1,187,215.36
172939AB6	10,187.44	-	10,187.44	7,626.42	(2,561.02)	7,626.42	9,659.23
22943HAD8	11,301,065.00	-	11,301,065.00	10,539,636.45	(761,428.55)	10,539,636.45	7,572,075.00
23242TAB2	3,135,355.37	-	3,135,355.37	2,834,797.20	(300,558.17)	2,834,797.20	2,844,347.15
23243AAD8	1,053,437.78	-	1,053,437.78	1,024,227.89	(29,209.89)	1,024,227.89	755,911.63
23245QAA7	2,167,522.27	-	2,167,522.27	2,110,320.01	(57,202.26)	2,110,320.01	1,664,856.22
23332UAR5	8,321,635.47	-	8,321,635.47	8,259,216.82	(62,418.65)	8,259,216.82	6,824,519.40
23332UAS3	95,237.17	-	95,237.17	87,835.28	(7,401.89)	87,835.28	99,417.38
23332UBV5	5,364,682.19	-	5,364,682.19	5,319,810.41	(44,871.78)	5,319,810.41	3,885,660.43
23332UBW3	205,837.23	-	205,837.23	194,753.01	(11,084.22)	194,753.01	193,229.95
23332UDU5	18,530,850.60	-	18,530,850.60	18,295,392.40	(235,458.20)	18,295,392.40	12,847,439.68
251508AB3	7,886,794.96	-	7,886,794.96	7,853,452.30	(33,342.66)	7,853,452.30	5,243,323.95
251510EH2	29,271,090.55	-	29,271,090.55	29,156,187.86	(114,902.69)	29,156,187.86	28,575,495.79
251510FB4	4,353,161.88	-	4,353,161.88	4,322,367.38	(30,794.50)	4,322,367.38	3,614,213.05
251510NC3	12,037,926.40	-	12,037,926.40	11,830,296.16	(207,630.24)	11,830,296.16	4,058,844.82
32113JAA3	652,415.48	-	652,415.48	631,834.69	(20,580.79)	631,834.69	458,747.41
36298XAB8	20,912,320.60	-	20,912,320.60	20,392,850.48	(519,470.12)	20,392,850.48	20,818,002.95
39538RAB5	10,077,417.59	-	10,077,417.59	9,966,990.98	(110,426.61)	9,966,990.98	7,013,397.00

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
39538RBB4	$11,624,399.05	$-	$11,624,399.05	$11,244,009.67	$(380,389.38)	$11,244,009.67	$8,373,948.18
39538WFH6	9,786,332.77	-	9,786,332.77	9,398,523.77	(387,809.00)	9,398,523.77	6,641,100.36
39538WHF8	26,346,268.95	-	26,346,268.95	25,365,678.60	(980,590.35)	25,365,678.60	19,090,452.87
39539GAA0	4,445,526.26	-	4,445,526.26	4,265,434.30	(180,091.96)	4,265,434.30	3,373,549.63
40430HBJ6	2,092.00	-	2,092.00	547.43	(1,544.57)	547.43	2,374.38
41161PHC0	6,988,120.14	-	6,988,120.14	6,987,832.35	(287.79)	6,987,832.35	5,977,628.80
41161PHU0	6,954,769.74	-	6,954,769.74	6,928,264.20	(26,505.54)	6,928,264.20	5,852,295.66
41161PL43	17,262,240.50	-	17,262,240.50	16,479,455.42	(782,785.08)	16,479,455.42	13,247,528.30
41161PMG5	14,501,616.74	-	14,501,616.74	14,480,869.67	(20,747.07)	14,480,869.67	10,843,536.30
41161PQU0	11,745,812.76	-	11,745,812.76	11,425,500.98	(320,311.78)	11,425,500.98	9,321,170.97
41161PTN3	1,953,112.70	-	1,953,112.70	1,900,781.42	(52,331.28)	1,900,781.42	1,498,229.08
41161PWB5	6,171,180.55	-	6,171,180.55	5,958,151.99	(213,028.56)	5,958,151.99	4,487,320.60
41161PXH1	698,628.16	-	698,628.16	696,041.87	(2,586.29)	696,041.87	513,578.10
41162DAF6	9,355,131.20	-	9,355,131.20	9,283,308.59	(71,822.61)	9,283,308.59	7,322,078.83
41164LAB5	13,057,462.44	-	13,057,462.44	12,958,126.46	(99,335.98)	12,958,126.46	9,202,510.60
41164YAB7	11,016,022.42	-	11,016,022.42	10,930,434.33	(85,588.09)	10,930,434.33	7,930,491.60
43739EAP2	17,851,761.66	-	17,851,761.66	17,261,257.96	(590,503.70)	17,261,257.96	14,809,109.55
45254NHV2	285,324.23	-	285,324.23	254,001.98	(31,322.25)	254,001.98	219,107.68
45254NJG3	1,173,132.25	-	1,173,132.25	1,168,231.39	(4,900.86)	1,168,231.39	976,895.85
45254NKF3	4,584,071.58	-	4,584,071.58	4,572,566.46	(11,505.12)	4,572,566.46	4,435,278.03
45254NKX4	5,589,579.43	-	5,589,579.43	5,323,416.56	(266,162.87)	5,323,416.56	4,413,186.16
45254NMB0	1,079,859.80	-	1,079,859.80	1,060,867.26	(18,992.54)	1,060,867.26	975,349.02
45254NNP8	11,991,237.76	-	11,991,237.76	11,561,972.08	(429,265.68)	11,561,972.08	8,596,589.87
45254NPA9	13,922,074.80	-	13,922,074.80	13,831,744.89	(90,329.91)	13,831,744.89	11,508,051.01
45254NPU5	4,920,186.83	-	4,920,186.83	4,892,838.11	(27,348.72)	4,892,838.11	3,592,541.58
45254TRX4	307,714.39	-	307,714.39	302,793.09	(4,921.30)	302,793.09	224,239.78
45254TSM7	3,485,160.64	-	3,485,160.64	3,365,767.96	(119,392.68)	3,365,767.96	2,368,775.82
45660LKW8	23,500,330.55	-	23,500,330.55	23,457,394.18	(42,936.37)	23,457,394.18	16,946,705.27
45660LW96	3,188,739.98	-	3,188,739.98	3,167,553.69	(21,186.29)	3,167,553.69	2,008,996.89
45660N3S2	4,686,399.88	-	4,686,399.88	4,659,784.99	(26,614.89)	4,659,784.99	4,427,591.12
45660NS30	1,290,339.16	-	1,290,339.16	1,277,361.61	(12,977.55)	1,277,361.61	988,812.55
456612AC4	15,042,353.71	-	15,042,353.71	14,818,974.78	(223,378.93)	14,818,974.78	10,400,450.35
45667WAA6	3,069,479.51	-	3,069,479.51	3,062,662.92	(6,816.59)	3,062,662.92	2,761,372.48
46627MCS4	6,340,775.64	-	6,340,775.64	6,160,725.55	(180,050.09)	6,160,725.55	5,541,127.70
525221CD7	185,229.78	-	185,229.78	180,661.01	(4,568.77)	180,661.01	26,503.00
525221EN3	11,462,368.81	-	11,462,368.81	10,860,051.52	(602,317.29)	10,860,051.52	7,326,416.44
550279AA1	4,367,826.86	-	4,367,826.86	4,314,531.93	(53,294.93)	4,314,531.93	3,515,439.50
55027AAU4	5,543,452.77	-	5,543,452.77	5,520,686.30	(22,766.47)	5,520,686.30	3,402,820.15
55027BAA6	48,831.32	-	48,831.32	48,511.76	(319.56)	48,511.76	32,715.29
576433E44	120,059.39	-	120,059.39	94,910.72	(25,148.67)	94,910.72	61,270.24
576433H33	3,896,952.23	-	3,896,952.23	3,680,166.16	(216,786.07)	3,680,166.16	3,807,533.53
576433RU2	1,597,338.00	-	1,597,338.00	1,569,649.11	(27,688.89)	1,569,649.11	1,144,800.00
576433SE7	1,551,096.00	-	1,551,096.00	1,447,701.42	(103,394.58)	1,447,701.42	865,180.00
576433YN0	1,163,479.97	-	1,163,479.97	1,152,853.52	(10,626.45)	1,152,853.52	808,353.27
576438AA3	3,209,357.95	-	3,209,357.95	3,200,667.18	(8,690.77)	3,200,667.18	2,878,466.05
57643LMP8	1,965,723.00	-	1,965,723.00	1,783,011.54	(182,711.46)	1,783,011.54	1,339,842.00
59020UQ40	1,063,563.18	-	1,063,563.18	1,032,423.17	(31,140.01)	1,032,423.17	867,899.64
59020UQ57	3,353,720.00	-	3,353,720.00	3,228,910.72	(124,809.28)	3,228,910.72	1,648,808.00
617463AA2	37,690.90	-	37,690.90	18,533.08	(19,157.82)	18,533.08	16,164.87
61750FAE0	698,158.75	-	698,158.75	661,931.44	(36,227.31)	661,931.44	631,736.61
617526AE8	316,386.07	-	316,386.07	307,351.88	(9,034.19)	307,351.88	284,354.06
61913PAA0	11,861,939.34	-	11,861,939.34	11,822,612.33	(39,327.01)	11,822,612.33	10,884,079.39
65535VRK6	630,330.10	-	630,330.10	612,332.91	(17,997.19)	612,332.91	596,472.32
65535VUS5	2,071,573.08	-	2,071,573.08	1,978,385.06	(93,188.02)	1,978,385.06	1,945,131.37
68383NCA9	22,031,572.87	-	22,031,572.87	21,626,068.73	(405,504.14)	21,626,068.73	16,461,150.17
68383NCD3	2,849,829.00	-	2,849,829.00	2,774,887.20	(74,941.80)	2,774,887.20	2,212,749.00
68383NCU5	8,267,552.26	-	8,267,552.26	7,994,840.81	(272,711.45)	7,994,840.81	6,364,415.96
68383NDT7	8,030,564.95	-	8,030,564.95	7,994,189.90	(36,375.05)	7,994,189.90	4,752,065.89
68400XAY6	141,048.56	-	141,048.56	138,640.06	(2,408.50)	138,640.06	115,827.33
74922MAB7	9,380,033.34	-	9,380,033.34	9,093,054.21	(286,979.13)	9,093,054.21	6,450,401.08
74922MAC5	1,231,505.34	-	1,231,505.34	1,195,511.69	(35,993.65)	1,195,511.69	890,221.13
75114GAC3	19,526,531.48	-	19,526,531.48	19,000,440.48	(526,091.00)	19,000,440.48	12,961,241.65
75114HAD9	18,413,725.00	-	18,413,725.00	18,074,722.94	(339,002.06)	18,074,722.94	12,041,468.43
75114NAA2	9,234,696.08	-	9,234,696.08	8,968,477.42	(266,218.66)	8,968,477.42	7,380,035.09
75114NAB0	3,321,540.25	-	3,321,540.25	3,223,849.24	(97,691.01)	3,223,849.24	2,941,939.37
76110GUG4	1,736,618.13	-	1,736,618.13	1,675,102.89	(61,515.24)	1,675,102.89	1,358,606.99
76110GV40	3,213,701.21	-	3,213,701.21	3,205,742.15	(7,959.06)	3,205,742.15	2,857,699.66
76110GZR5	2,519,125.78	-	2,519,125.78	2,505,685.90	(13,439.88)	2,505,685.90	2,338,107.19
761118NN4	9,616,233.11	-	9,616,233.11	9,212,465.59	(403,767.52)	9,212,465.59	6,681,967.45
761118RJ9	423,258.56	-	423,258.56	406,328.16	(16,930.40)	406,328.16	261,230.49
761118RM2	19,565,066.00	-	19,565,066.00	19,011,802.61	(553,263.39)	19,011,802.61	13,212,157.50
761118WP9	11,843,541.36	-	11,843,541.36	11,505,430.18	(338,111.18)	11,505,430.18	8,165,585.15
79549ASN0	243,550.34	-	243,550.34	200,363.11	(43,187.23)	200,363.11	168,206.90
81378EAA1	3,325,082.01	-	3,325,082.01	3,030,042.82	(295,039.19)	3,030,042.82	2,880,970.89

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
81379EAA0	$445,843.20	$-	$445,843.20	$409,125.62	$(36,717.58)	$409,125.62	$430,709.52
84752CAE7	1,633,787.58	-	1,633,787.58	1,535,515.37	(98,272.21)	1,535,515.37	791,931.67
863579KG2	3,460,787.26	-	3,460,787.26	3,339,320.77	(121,466.49)	3,339,320.77	3,182,371.09
863579YR3	7,440,056.27	-	7,440,056.27	7,217,490.27	(222,566.00)	7,217,490.27	6,686,531.36
86358R3Q8	1,205,956.26	-	1,205,956.26	1,200,264.50	(5,691.76)	1,200,264.50	982,167.28
86358RM46	129,912.67	-	129,912.67	103,247.22	(26,665.45)	103,247.22	122,123.77
86358RUQ8	105,006.50	-	105,006.50	89,035.08	(15,971.42)	89,035.08	91,206.95
86359DDB0	1,765,617.79	-	1,765,617.79	1,696,568.33	(69,049.46)	1,696,568.33	1,166,875.20
86359LRC5	17,540.37	-	17,540.37	13,236.91	(4,303.46)	13,236.91	31,935.87
86359LRW1	22,756,103.11	-	22,756,103.11	21,797,764.20	(958,338.91)	21,797,764.20	16,701,576.04
86359LSM2	1,490,375.66	-	1,490,375.66	1,440,589.88	(49,785.78)	1,440,589.88	1,099,477.16
86360JAA9	11,920,034.77	-	11,920,034.77	11,840,252.44	(79,782.33)	11,840,252.44	7,239,970.92
86360KAF5	36,222,587.38	-	36,222,587.38	35,336,677.60	(885,909.78)	35,336,677.60	24,333,653.21
86360UAF3	4,442,388.60	-	4,442,388.60	4,343,127.77	(99,260.83)	4,343,127.77	3,047,124.69
86361HAA2	13,825,102.94	-	13,825,102.94	13,371,516.87	(453,586.07)	13,371,516.87	9,456,897.06
86363DAA9	10,299,552.90	-	10,299,552.90	10,255,608.56	(43,944.34)	10,255,608.56	7,463,825.12
872227AE3	2,014,117.80	-	2,014,117.80	1,965,394.21	(48,723.59)	1,965,394.21	1,538,096.28
92922F4M7	4,539,232.27	-	4,539,232.27	4,536,178.47	(3,053.80)	4,536,178.47	3,916,451.50
92922F5T1	7,724,800.87	-	7,724,800.87	7,704,580.05	(20,220.82)	7,704,580.05	6,650,764.95
92922F7Q5	9,859,684.75	-	9,859,684.75	9,783,806.88	(75,877.87)	9,783,806.88	8,097,662.24
92925CBB7	4,506,802.70	-	4,506,802.70	4,491,511.62	(15,291.08)	4,491,511.62	3,758,867.25
92926SAE6	824,848.92	-	824,848.92	774,661.89	(50,187.03)	774,661.89	757,579.02
9393365V1	1,769,138.97	-	1,769,138.97	1,739,381.10	(29,757.87)	1,739,381.10	1,427,128.46
93934FHC9	9,128,097.42	-	9,128,097.42	8,741,946.24	(386,151.18)	8,741,946.24	6,516,986.72
93934FJQ6	16,690,260.80	-	16,690,260.80	15,636,115.76	(1,054,145.04)	15,636,115.76	11,880,107.18
Totals	$1,097,705,351.09	$-	$1,097,705,351.09	$1,068,852,203.67	$(28,853,147.42)	$1,068,852,203.67	$816,688,348.33

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following is the impairment listing for loan-backed and structured securities for the three months ended December 31, 2010:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
02146QAB9	$14,448,993.31	$-	$14,448,993.31	$14,244,814.08	$(204,179.23)	$14,244,814.08	$9,484,475.75
02146TAQ0	18,412,140.00	-	18,412,140.00	18,352,529.00	(59,611.00)	18,352,529.00	18,130,624.75
02146YAD8	20,261,686.16	-	20,261,686.16	19,945,112.54	(316,573.62)	19,945,112.54	14,832,305.08
02147CAA1	10,097,939.94	-	10,097,939.94	9,416,554.84	(681,385.10)	9,416,554.84	7,787,184.64
02660TGN7	8,754,096.98	-	8,754,096.98	8,677,030.04	(77,066.94)	8,677,030.04	5,975,830.40
02660TJB0	23,776,128.29	-	23,776,128.29	23,755,283.44	(20,844.85)	23,755,283.44	15,304,554.36
02660XAD6	12,180,682.71	-	12,180,682.71	11,336,494.86	(844,187.85)	11,336,494.86	9,031,451.90
026929AA7	10,718,076.04	-	10,718,076.04	9,444,878.09	(1,273,197.95)	9,444,878.09	8,315,716.26
026929AD1	9,368,612.93	-	9,368,612.93	9,096,004.65	(272,608.28)	9,096,004.65	6,162,007.37
040104RV5	2,603,098.37	-	2,603,098.37	2,502,489.46	(100,608.91)	2,502,489.46	2,420,836.71
040104TF8	103,869.89	-	103,869.89	103,530.66	(339.23)	103,530.66	79,424.84
040104TG6	1,230,052.26	-	1,230,052.26	1,147,807.90	(82,244.36)	1,147,807.90	1,035,943.88
05539TAU9	251,719.71	-	251,719.71	160,891.91	(90,827.80)	160,891.91	283,300.23
05946XYP2	1,097,222.97	-	1,097,222.97	1,070,289.22	(26,933.75)	1,070,289.22	756,518.81
06652DAA7	6,637,266.97	-	6,637,266.97	6,598,398.37	(38,868.60)	6,598,398.37	5,163,033.88
07386HKS9	416,870.54	-	416,870.54	416,558.95	(311.59)	416,558.95	317,169.75
07386HSP7	5,738,444.67	-	5,738,444.67	5,724,320.80	(14,123.87)	5,724,320.80	4,032,007.24
073879Z92	10,551,946.88	-	10,551,946.88	9,928,106.95	(623,839.93)	9,928,106.95	4,548,895.82
07400XAB4	3,124,249.62	-	3,124,249.62	3,030,931.87	(93,317.75)	3,030,931.87	1,925,943.77
07401LAQ6	3,440,780.83	-	3,440,780.83	3,364,232.01	(76,548.82)	3,364,232.01	2,622,042.19
07820QAY1	7,515,259.03	-	7,515,259.03	7,242,054.27	(273,204.76)	7,242,054.27	5,905,538.13
124860CB1	165,879.86	-	165,879.86	150,674.31	(15,205.55)	150,674.31	123,580.50
12667FUL7	351,690.14	-	351,690.14	211,278.91	(140,411.23)	211,278.91	277,419.77
12667GR62	9,664,947.15	-	9,664,947.15	9,333,922.73	(331,024.42)	9,333,922.73	7,956,062.54
12667GRW5	475,053.45	-	475,053.45	447,078.16	(27,975.29)	447,078.16	369,841.59
12667GS20	13,599,477.60	-	13,599,477.60	13,366,988.50	(232,489.10)	13,366,988.50	8,814,648.76
12667GWF6	7,724,004.83	-	7,724,004.83	7,641,072.51	(82,932.32)	7,641,072.51	5,543,592.60
12668A3Q6	8,585,686.65	-	8,585,686.65	8,381,126.10	(204,560.55)	8,381,126.10	4,753,133.96
12668ACG8	3,839,090.67	-	3,839,090.67	3,750,962.58	(88,128.09)	3,750,962.58	3,747,020.72
12668ACY9	853,860.86	-	853,860.86	770,724.66	(83,136.20)	770,724.66	769,495.18
12668ACZ6	3,710,927.19	-	3,710,927.19	3,637,326.57	(73,600.62)	3,637,326.57	2,464,871.08
12668AEV3	11,793,702.19	-	11,793,702.19	11,375,450.32	(418,251.87)	11,375,450.32	8,396,961.45
12668AGW9	284,909.58	-	284,909.58	276,712.30	(8,197.28)	276,712.30	204,738.25
12668BB77	23,953,380.01	-	23,953,380.01	22,945,237.36	(1,008,142.65)	22,945,237.36	16,350,813.99
12668BDC4	4,967,571.96	-	4,967,571.96	4,951,287.85	(16,284.11)	4,951,287.85	4,017,603.57
12668BE33	15,003,452.29	-	15,003,452.29	14,569,207.83	(434,244.46)	14,569,207.83	9,407,501.88
126694YM4	3,124,425.58	-	3,124,425.58	3,122,304.07	(2,121.51)	3,122,304.07	2,115,448.84
12669GKH3	12,504,442.60	-	12,504,442.60	12,431,945.06	(72,497.54)	12,431,945.06	10,383,416.89
12669GMS7	233,972.43	-	233,972.43	232,261.87	(1,710.56)	232,261.87	179,977.45
14983CAA3	1,463,566.31	-	1,463,566.31	1,332,515.31	(131,051.00)	1,332,515.31	932,463.77
22541SCC0	826,706.05	-	826,706.05	687,210.24	(139,495.81)	687,210.24	589,088.12
22541SXR4	1,581,580.13	-	1,581,580.13	1,542,209.87	(39,370.26)	1,542,209.87	591,680.57
22943HAD8	11,521,669.00	-	11,521,669.00	11,363,834.60	(157,834.40)	11,363,834.60	7,458,495.00
23242TAB2	3,218,904.38	-	3,218,904.38	3,186,203.34	(32,701.04)	3,186,203.34	3,010,086.96
23243AAD8	1,088,087.88	-	1,088,087.88	1,073,143.44	(14,944.44)	1,073,143.44	726,643.99
23245QAA7	2,236,632.77	-	2,236,632.77	2,193,538.17	(43,094.60)	2,193,538.17	1,526,290.38
23332UAS3	105,300.42	-	105,300.42	102,688.24	(2,612.18)	102,688.24	84,880.39
23332UBV5	5,550,856.24	-	5,550,856.24	5,526,622.70	(24,233.54)	5,526,622.70	3,922,868.40
23332UBW3	246,060.64	-	246,060.64	229,762.16	(16,298.48)	229,762.16	215,576.48
23332UDU5	19,008,385.73	-	19,008,385.73	18,993,000.02	(15,385.71)	18,993,000.02	13,049,034.53
251510NC3	13,060,630.74	-	13,060,630.74	12,053,318.60	(1,007,312.14)	12,053,318.60	3,795,618.41
28140XAE9	60,000.00	-	60,000.00	44,000.00	(16,000.00)	44,000.00	494,488.00
32056CAH2	16,313,358.17	-	16,313,358.17	16,179,762.26	(133,595.91)	16,179,762.26	15,652,469.50
32113JAA3	669,046.59	-	669,046.59	664,840.15	(4,206.44)	664,840.15	463,752.03
36185NXT2	607,806.99	-	607,806.99	579,066.33	(28,740.66)	579,066.33	434,463.62
362341VU0	21,726,452.50	-	21,726,452.50	21,601,162.75	(125,289.75)	21,601,162.75	21,462,550.00
39538RAB5	10,420,093.52	-	10,420,093.52	10,335,053.07	(85,040.45)	10,335,053.07	7,185,141.36
39538RBB4	11,875,207.42	-	11,875,207.42	11,812,145.61	(63,061.81)	11,812,145.61	7,889,543.62
39539GAA0	4,723,502.08	-	4,723,502.08	4,602,605.08	(120,897.00)	4,602,605.08	3,522,368.91
41161PFR9	1,182,169.39	-	1,182,169.39	1,162,212.39	(19,957.00)	1,162,212.39	938,229.25
41161PHC0	7,220,890.30	-	7,220,890.30	7,180,582.16	(40,308.14)	7,180,582.16	6,114,127.23
41161PL43	18,021,510.71	-	18,021,510.71	17,725,530.16	(295,980.55)	17,725,530.16	13,839,434.02
41161PMG5	14,764,069.42	-	14,764,069.42	14,747,417.39	(16,652.03)	14,747,417.39	10,825,471.99
41161PQU0	12,487,307.26	-	12,487,307.26	12,064,330.64	(422,976.62)	12,064,330.64	9,024,146.97
41161PTN3	2,018,723.39	-	2,018,723.39	2,006,348.71	(12,374.68)	2,006,348.71	1,514,261.67
41161PWB5	6,713,071.88	-	6,713,071.88	6,355,988.18	(357,083.70)	6,355,988.18	4,628,490.16
41164YAB7	11,299,500.90	-	11,299,500.90	11,281,563.16	(17,937.74)	11,281,563.16	7,506,090.71
43739EAP2	18,256,115.36	-	18,256,115.36	18,160,418.60	(95,696.76)	18,160,418.60	14,565,045.06
43739EBS5	8,374,390.32	-	8,374,390.32	8,355,032.83	(19,357.49)	8,355,032.83	7,301,246.74
45254NHV2	300,691.29	-	300,691.29	290,898.98	(9,792.31)	290,898.98	221,590.91

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
45254NKF3	$4,732,249.11	$-	$4,732,249.11	$4,724,414.59	$(7,834.52)	$4,724,414.59	$4,212,911.91
45254NKX4	6,035,894.45	-	6,035,894.45	5,793,499.74	(242,394.71)	5,793,499.74	4,586,894.75
45254NMB0	1,116,324.90	-	1,116,324.90	1,114,967.03	(1,357.87)	1,114,967.03	1,046,767.51
45254NNP8	12,305,621.92	-	12,305,621.92	12,287,880.20	(17,741.72)	12,287,880.20	8,793,161.95
45254NPA9	14,353,564.21	-	14,353,564.21	14,276,967.39	(76,596.82)	14,276,967.39	11,803,031.55
45254NPU5	5,082,621.43	-	5,082,621.43	5,046,699.14	(35,922.29)	5,046,699.14	3,681,845.08
45254TRX4	315,244.71	-	315,244.71	311,797.97	(3,446.74)	311,797.97	212,649.49
45660LCN7	4,861,948.71	-	4,861,948.71	4,672,646.45	(189,302.26)	4,672,646.45	4,269,563.44
45660LW96	3,345,312.09	-	3,345,312.09	3,333,349.55	(11,962.54)	3,333,349.55	2,049,580.49
45660N2Y0	1,460,518.34	-	1,460,518.34	1,439,285.52	(21,232.82)	1,439,285.52	1,213,689.11
45660N5H4	5,238,250.73	-	5,238,250.73	5,092,181.63	(146,069.10)	5,092,181.63	4,490,552.83
456612AC4	16,177,827.43	-	16,177,827.43	15,757,798.99	(420,028.44)	15,757,798.99	9,972,143.38
45661EAA2	298,980.75	-	298,980.75	263,718.82	(35,261.93)	263,718.82	289,471.39
45667WAA6	4,079,440.73	-	4,079,440.73	4,036,144.37	(43,296.36)	4,036,144.37	3,653,628.08
46627MBQ9	11,584,542.77	-	11,584,542.77	11,442,464.64	(142,078.13)	11,442,464.64	8,550,691.57
46627MCS4	6,841,795.66	-	6,841,795.66	6,674,348.47	(167,447.19)	6,674,348.47	5,665,832.01
525221CD7	208,394.77	-	208,394.77	204,814.80	(3,579.97)	204,814.80	25,158.25
525221EN3	12,151,234.09	-	12,151,234.09	11,933,903.95	(217,330.14)	11,933,903.95	8,037,249.54
550279AA1	4,517,204.18	-	4,517,204.18	4,486,967.25	(30,236.93)	4,486,967.25	3,526,976.99
55027AAU4	5,682,311.67	-	5,682,311.67	5,666,582.61	(15,729.06)	5,666,582.61	3,413,905.12
576433FP6	221,639.77	-	221,639.77	200,504.82	(21,134.95)	200,504.82	196,682.93
576433H33	365,848.12	-	365,848.12	361,400.85	(4,447.27)	361,400.85	263,194.74
576433YN0	1,172,399.01	-	1,172,399.01	1,167,359.81	(5,039.20)	1,167,359.81	799,347.14
576438AA3	3,476,898.70	-	3,476,898.70	3,453,570.46	(23,328.24)	3,453,570.46	3,085,054.98
57643LMP8	2,008,496.40	-	2,008,496.40	1,954,400.49	(54,095.91)	1,954,400.49	1,320,453.00
576444AA1	29.53	-	29.53	23.29	(6.24)	23.29	-
59020UQ40	1,128,590.38	-	1,128,590.38	1,103,360.50	(25,229.88)	1,103,360.50	891,563.44
59020UQ57	3,416,568.40	-	3,416,568.40	3,352,825.48	(63,742.92)	3,352,825.48	1,625,444.00
61750FAE0	698,202.75	-	698,202.75	696,309.51	(1,893.24)	696,309.51	630,519.84
617526AE8	331,183.78	-	331,183.78	312,563.99	(18,619.79)	312,563.99	253,447.48
63543XAH2	130,000.00	-	130,000.00	106,600.00	(23,400.00)	106,600.00	100,000.00
65535VRK6	2,053,386.84	-	2,053,386.84	1,808,029.73	(245,357.11)	1,808,029.73	1,798,044.91
68383NBZ5	4,995,248.40	-	4,995,248.40	4,861,967.52	(133,280.88)	4,861,967.52	4,510,670.83
68383NCA9	23,216,567.84	-	23,216,567.84	22,949,842.55	(266,725.29)	22,949,842.55	16,952,836.53
68383NCU5	8,727,049.17	-	8,727,049.17	8,684,094.28	(42,954.89)	8,684,094.28	6,553,022.59
74922MAB7	9,976,829.50	-	9,976,829.50	9,957,553.79	(19,275.71)	9,957,553.79	6,690,689.74
74922MAC5	1,313,967.96	-	1,313,967.96	1,306,444.63	(7,523.33)	1,306,444.63	923,358.99
75114GAC3	20,855,558.93	-	20,855,558.93	20,459,344.05	(396,214.88)	20,459,344.05	13,690,749.84
75114HAD9	19,345,364.47	-	19,345,364.47	19,101,437.62	(243,926.85)	19,101,437.62	12,468,155.89
75114NAA2	9,810,292.02	-	9,810,292.02	9,660,736.07	(149,555.95)	9,660,736.07	7,607,762.42
75114NAB0	3,500,902.86	-	3,500,902.86	3,472,980.33	(27,922.53)	3,472,980.33	2,681,154.37
76110GUG4	1,860,028.29	-	1,860,028.29	1,836,973.30	(23,054.99)	1,836,973.30	1,424,734.61
76110GV40	3,298,671.74	-	3,298,671.74	3,291,701.66	(6,970.08)	3,291,701.66	2,925,633.99
76110GWG2	1,763,554.67	-	1,763,554.67	1,738,271.52	(25,283.15)	1,738,271.52	1,425,890.71
76110GZR5	2,626,903.39	-	2,626,903.39	2,604,544.59	(22,358.80)	2,604,544.59	2,507,946.62
761118KU1	7,123,239.54	-	7,123,239.54	6,731,093.59	(392,145.95)	6,731,093.59	4,636,155.48
761118NN4	272,375.22	-	272,375.22	272,228.16	(147.06)	272,228.16	193,133.69
761118RJ9	447,331.77	-	447,331.77	441,894.15	(5,437.62)	441,894.15	300,341.18
761118RM2	20,318,308.98	-	20,318,308.98	20,202,359.80	(115,949.18)	20,202,359.80	14,089,398.71
761118WP9	12,343,002.48	-	12,343,002.48	12,258,008.40	(84,994.08)	12,258,008.40	8,624,730.74
81379EAA0	441,321.15	-	441,321.15	441,271.71	(49.44)	441,271.71	430,672.17
81744FDK0	2,207,402.93	-	2,207,402.93	2,205,145.50	(2,257.43)	2,205,145.50	1,994,487.78
84752CAE7	1,786,191.78	-	1,786,191.78	1,602,574.26	(183,617.52)	1,602,574.26	775,817.97
863579KG2	3,468,240.06	-	3,468,240.06	3,465,239.64	(3,000.42)	3,465,239.64	3,069,608.24
863579YR3	7,892,555.21	-	7,892,555.21	7,741,323.02	(151,232.19)	7,741,323.02	6,707,709.18
86358RE86	2,220.72	-	2,220.72	1,166.98	(1,053.74)	1,166.98	1,248.02
86358RUQ8	137,580.83	-	137,580.83	106,656.56	(30,924.27)	106,656.56	90,568.86
86359LRC5	25,768.65	-	25,768.65	22,657.86	(3,110.79)	22,657.86	11,959.36
86359LRW1	23,619,297.53	-	23,619,297.53	23,421,584.54	(197,712.99)	23,421,584.54	15,152,873.28
86359LSM2	1,558,522.48	-	1,558,522.48	1,544,925.28	(13,597.20)	1,544,925.28	1,140,219.10
86360JAA9	12,329,779.22	-	12,329,779.22	12,182,977.98	(146,801.24)	12,182,977.98	7,383,034.84
86360KAF5	37,622,122.42	-	37,622,122.42	37,324,048.63	(298,073.79)	37,324,048.63	24,987,868.09
86360UAF3	4,619,353.19	-	4,619,353.19	4,534,579.85	(84,773.34)	4,534,579.85	3,054,747.35
86361HAB0	1,243,558.61	-	1,243,558.61	1,174,373.67	(69,184.94)	1,174,373.67	1,161,305.98
872227AE3	2,093,657.77	-	2,093,657.77	2,075,233.45	(18,424.32)	2,075,233.45	1,504,829.86
88157QAL2	631,469.94	-	631,469.94	602,525.35	(28,944.59)	602,525.35	1,861,011.77
92922F4M7	4,676,773.53	-	4,676,773.53	4,672,260.84	(4,512.69)	4,672,260.84	3,944,984.82
92925CBB7	4,648,166.24	-	4,648,166.24	4,633,690.94	(14,475.30)	4,633,690.94	3,728,752.89
92926SAE6	2,476,608.90	-	2,476,608.90	2,380,788.05	(95,820.85)	2,380,788.05	2,357,899.14
9393365V1	1,665,245.48	-	1,665,245.48	1,659,798.15	(5,447.33)	1,659,798.15	1,317,493.28
939336X65	216,711.94	-	216,711.94	216,554.26	(157.68)	216,554.26	190,082.01
93934FHC9	9,474,150.60	-	9,474,150.60	9,300,269.87	(173,880.73)	9,300,269.87	6,421,681.71
93934FJQ6	17,379,180.03	-	17,379,180.03	16,974,609.65	(404,570.38)	16,974,609.65	11,708,978.95
94983YAQ2	4,291,700.42	-	4,291,700.42	4,233,445.48	(58,254.94)	4,233,445.48	4,159,640.76
94985JAG5	18,539,304.19	-	18,539,304.19	18,097,976.50	(441,327.69)	18,097,976.50	17,595,764.20
Totals	$968,742,508.30	$-	$968,742,508.30	$950,111,416.81	$(18,631,091.49)	$950,111,416.81	$708,895,636.97

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following lists impairments for loan-backed and structured securities for the three months ended September 30, 2010:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
01853GAB6	$315,577.41	$-	$315,577.41	$159,175.94	$(156,401.47)	$159,175.94	$228,692.72
021455AB6	217,922.65	-	217,922.65	171,751.47	(46,171.18)	171,751.47	170,440.77
02146QAB9	15,315,148.69	-	15,315,148.69	14,692,679.05	(622,469.64)	14,692,679.05	9,256,180.84
02146YAD8	21,923,476.60	-	21,923,476.60	20,642,177.10	(1,281,299.50)	20,642,177.10	14,758,081.54
02660WAC0	18,118,365.81	-	18,118,365.81	17,825,056.07	(293,309.74)	17,825,056.07	11,582,896.26
02660XAD6	13,521,492.89	-	13,521,492.89	12,557,598.88	(963,894.01)	12,557,598.88	8,975,927.75
05946XYP2	1,135,040.17	-	1,135,040.17	1,124,034.08	(11,006.09)	1,124,034.08	737,774.51
05948JAA0	370,856.12	-	370,856.12	347,733.91	(23,122.21)	347,733.91	301,269.06
05950DAA8	11,258,446.73	-	11,258,446.73	11,029,698.64	(228,748.09)	11,029,698.64	9,759,921.40
06652DAA7	6,940,157.67	-	6,940,157.67	6,813,727.06	(126,430.61)	6,813,727.06	4,627,820.56
07384M4M1	4,031,948.12	-	4,031,948.12	4,023,103.22	(8,844.90)	4,023,103.22	3,982,434.25
07401LAQ6	3,803,505.80	-	3,803,505.80	3,558,486.75	(245,019.05)	3,558,486.75	2,603,896.54
07820QAY1	14,869,432.69	-	14,869,432.69	14,726,798.37	(142,634.32)	14,726,798.37	11,209,675.01
078446AB7	123,800.00	-	123,800.00	106,000.00	(17,800.00)	106,000.00	106,000.00
12667GCB7	206,610.54	-	206,610.54	198,880.54	(7,730.00)	198,880.54	151,324.74
12667GME0	16,487,323.12	-	16,487,323.12	15,961,905.24	(525,417.88)	15,961,905.24	10,694,700.14
12667GR62	10,404,772.50	-	10,404,772.50	9,837,281.25	(567,491.25)	9,837,281.25	7,913,784.95
12667GRW5	539,562.43	-	539,562.43	496,294.98	(43,267.45)	496,294.98	371,758.24
12667GWF6	8,264,162.73	-	8,264,162.73	7,800,347.76	(463,814.97)	7,800,347.76	5,201,353.71
12668ACG8	4,308,051.40	-	4,308,051.40	3,887,776.89	(420,274.51)	3,887,776.89	3,840,170.55
12668AEV3	12,239,368.11	-	12,239,368.11	12,078,961.61	(160,406.50)	12,078,961.61	7,974,606.21
12668AGW9	3,103,267.46	-	3,103,267.46	2,668,946.20	(434,321.26)	2,668,946.20	2,737,185.05
12668BB77	24,696,080.82	-	24,696,080.82	24,696,080.83	0.01	24,696,080.83	16,158,549.89
12669EH33	210,848.74	-	210,848.74	207,664.23	(3,184.51)	207,664.23	220,823.32
12669FKR3	277,129.34	-	277,129.34	270,766.57	(6,362.77)	270,766.57	316,871.38
12669FW82	1,121,578.12	-	1,121,578.12	1,092,542.53	(29,035.59)	1,092,542.53	725,473.49
12669FXR9	490,839.77	-	490,839.77	459,205.84	(31,633.93)	459,205.84	404,276.42
12669GKH3	12,787,611.38	-	12,787,611.38	12,586,116.25	(201,495.13)	12,586,116.25	10,031,422.26
12669GMS7	251,913.89	-	251,913.89	243,913.35	(8,000.54)	243,913.35	176,788.34
12669GRM5	2,939,270.40	-	2,939,270.40	2,842,771.24	(96,499.16)	2,842,771.24	1,936,810.71
12669GRQ6	7,668,435.17	-	7,668,435.17	7,389,352.71	(279,082.46)	7,389,352.71	5,611,698.50
12669GTV3	391,067.66	-	391,067.66	383,623.63	(7,444.03)	383,623.63	273,968.29
12669GUR0	3,668,651.13	-	3,668,651.13	3,563,519.83	(105,131.30)	3,563,519.83	2,522,515.63
17307G3D8	2,831.79	-	2,831.79	-	(2,831.79)	-	533,586.22
22540V3F7	555,689.29	-	555,689.29	555,689.51	0.22	555,689.51	818,652.39
22540VFZ0	1,516,521.88	-	1,516,521.88	1,464,064.20	(52,457.68)	1,464,064.20	1,450,010.10
22540VG71	154,198.76	-	154,198.76	153,223.28	(975.48)	153,223.28	149,451.18
22541NUB3	1,083,777.04	-	1,083,777.04	1,083,778.44	1.40	1,083,778.44	1,840,135.63
22943HAD8	11,732,570.00	-	11,732,570.00	11,579,553.70	(153,016.30)	11,579,553.70	7,155,180.00
23243AAD8	1,153,405.61	-	1,153,405.61	1,113,903.78	(39,501.83)	1,113,903.78	749,791.47
23245QAA7	2,375,389.07	-	2,375,389.07	2,259,511.63	(115,877.44)	2,259,511.63	1,456,976.36
23332UAR5	8,638,571.19	-	8,638,571.19	8,609,425.68	(29,145.51)	8,609,425.68	6,697,119.18
23332UAS3	112,435.95	-	112,435.95	107,912.99	(4,522.96)	107,912.99	84,845.64
23332UBW3	286,891.33	-	286,891.33	264,732.79	(22,158.54)	264,732.79	222,224.69
251508AB3	8,655,837.10	-	8,655,837.10	8,565,363.51	(90,473.59)	8,565,363.51	5,178,372.00
251510FB4	6,185,608.42	-	6,185,608.42	5,789,092.45	(396,515.97)	5,789,092.45	5,127,079.77
26441EAC5	198,750.00	-	198,750.00	188,500.00	(10,250.00)	188,500.00	137,500.00
35952Z007	4,307,614.21	-	4,307,614.21	4,307,614.20	(0.01)	4,307,614.20	2,775,156.72
35952Z023	4,494,729.04	-	4,494,729.04	4,494,729.06	0.02	4,494,729.06	2,904,482.03
35952Z031	1,455,346.38	-	1,455,346.38	1,455,346.38	-	1,455,346.38	901,984.50
35952Z056	1,067,384.58	-	1,067,384.58	1,067,384.57	(0.01)	1,067,384.57	605,749.50
35952Z064	3,438,088.79	-	3,438,088.79	3,438,088.78	(0.01)	3,438,088.78	1,923,484.50
35952ZA14	587,470.62	-	587,470.62	587,470.60	(0.02)	587,470.60	304,870.08
35952ZA22	223,281.52	-	223,281.52	223,281.53	0.01	223,281.53	117,992.78
36228F5R3	1,619,436.88	-	1,619,436.88	1,572,476.07	(46,960.81)	1,572,476.07	1,371,519.65
362341VU0	21,771,450.00	-	21,771,450.00	21,710,755.00	(60,695.00)	21,710,755.00	21,415,549.75
39538RAB5	10,694,253.20	-	10,694,253.20	10,679,952.60	(14,300.60)	10,679,952.60	7,266,124.20
39538RBB4	12,307,900.80	-	12,307,900.80	12,182,868.11	(125,032.69)	12,182,868.11	7,754,503.45
39538WHF8	29,262,766.18	-	29,262,766.18	27,411,495.65	(1,851,270.53)	27,411,495.65	19,864,672.06
39539GAA0	4,911,882.26	-	4,911,882.26	4,833,348.42	(78,533.84)	4,833,348.42	3,464,247.50
41161PA86	1,701,828.45	-	1,701,828.45	1,490,786.97	(211,041.48)	1,490,786.97	1,629,532.89
41161PHC0	7,493,920.50	-	7,493,920.50	7,389,844.26	(104,076.24)	7,389,844.26	6,175,852.78
41161PHU0	7,220,810.42	-	7,220,810.42	7,137,267.24	(83,543.18)	7,137,267.24	5,910,800.55
41161PKH5	562,454.98	-	562,454.98	541,505.18	(20,949.80)	541,505.18	370,018.19
41161PL43	19,129,744.68	-	19,129,744.68	18,426,719.98	(703,024.70)	18,426,719.98	13,224,900.44
41161PLR2	12,391,086.67	-	12,391,086.67	11,998,519.49	(392,567.18)	11,998,519.49	8,450,271.26
41161PMG5	15,199,514.54	-	15,199,514.54	14,982,039.32	(217,475.22)	14,982,039.32	10,383,699.50
41161PQU0	13,000,530.43	-	13,000,530.43	12,696,117.28	(304,413.15)	12,696,117.28	8,751,337.13
41161PTN3	2,124,055.82	-	2,124,055.82	2,081,083.69	(42,972.13)	2,081,083.69	1,505,550.45
41161PTP8	553,076.04	-	553,076.04	456,920.13	(96,155.91)	456,920.13	453,781.11
41161PWB5	7,065,569.62	-	7,065,569.62	6,885,660.55	(179,909.07)	6,885,660.55	4,510,555.76
41161PXH1	742,271.49	-	742,271.49	742,271.73	0.24	742,271.73	494,617.80

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
41164YAB7	$11,746,139.88	$-	$11,746,139.88	$11,565,082.50	$(181,057.38)	$11,565,082.50	$7,332,391.43
43739EAP2	18,849,512.45	-	18,849,512.45	18,784,944.99	(64,567.46)	18,784,944.99	14,536,729.90
43739EBJ5	8,949,624.81	-	8,949,624.81	8,821,659.97	(127,964.84)	8,821,659.97	7,213,477.28
43739EBS5	8,756,562.94	-	8,756,562.94	8,517,869.96	(238,692.98)	8,517,869.96	7,336,631.20
45254NJV0	960,700.04	-	960,700.04	960,700.42	0.38	960,700.42	756,983.83
45254NJX6	46,746.73	-	46,746.73	46,746.72	(0.01)	46,746.72	52,745.72
45254NKA4	224,041.93	-	224,041.93	224,041.80	(0.13)	224,041.80	332,456.94
45254NKD8	(1.32)	-	(1.32)	-	1.32	-	-
45254NKF3	5,018,653.69	-	5,018,653.69	4,908,081.05	(110,572.64)	4,908,081.05	4,300,014.50
45254NKX4	6,124,868.68	-	6,124,868.68	6,124,866.22	(2.46)	6,124,866.22	4,720,907.43
45254NMB0	1,163,166.27	-	1,163,166.27	1,161,406.97	(1,759.30)	1,161,406.97	1,068,987.98
45254NPA9	15,036,711.89	-	15,036,711.89	14,719,089.65	(317,622.24)	14,719,089.65	11,892,639.43
45254NPU5	5,258,384.35	-	5,258,384.35	5,198,365.97	(60,018.38)	5,198,365.97	3,758,246.63
45254TRX4	342,613.23	-	342,613.23	316,284.73	(26,328.50)	316,284.73	208,761.84
45254TSM7	4,225,866.17	-	4,225,866.17	3,663,996.17	(561,870.00)	3,663,996.17	2,423,868.49
45660LCN7	5,239,350.62	-	5,239,350.62	5,001,581.94	(237,768.68)	5,001,581.94	3,716,561.91
45660LW96	3,563,424.88	-	3,563,424.88	3,483,454.21	(79,970.67)	3,483,454.21	1,888,667.16
45660LYW3	4,004,451.09	-	4,004,451.09	3,891,019.56	(113,431.53)	3,891,019.56	2,574,399.43
45660N2J3	4,467,285.84	-	4,467,285.84	4,293,555.15	(173,730.69)	4,293,555.15	3,881,904.68
45660N2Y0	948,804.49	-	948,804.49	882,014.06	(66,790.43)	882,014.06	779,188.25
45660N5H4	5,532,813.22	-	5,532,813.22	5,316,557.23	(216,255.99)	5,316,557.23	4,369,019.25
45660NT88	37,194.86	-	37,194.86	37,194.85	(0.01)	37,194.85	30,242.64
45660NT96	2,189,864.31	-	2,189,864.31	2,189,863.24	(1.07)	2,189,863.24	2,284,044.24
45660NZY4	684,972.49	-	684,972.49	544,029.09	(140,943.40)	544,029.09	521,157.79
456612AC4	16,797,506.75	-	16,797,506.75	16,597,595.79	(199,910.96)	16,597,595.79	9,831,944.46
45667WAA6	4,524,224.47	-	4,524,224.47	4,303,109.97	(221,114.50)	4,303,109.97	3,689,400.20
466247UG6	2,482,668.34	-	2,482,668.34	2,390,848.33	(91,820.01)	2,390,848.33	2,331,608.44
466247XE8	6,371,997.72	-	6,371,997.72	6,069,584.73	(302,412.99)	6,069,584.73	4,586,230.71
46627MBQ9	12,050,725.65	-	12,050,725.65	12,032,071.53	(18,654.12)	12,032,071.53	8,788,610.44
46627MCS4	7,327,618.22	-	7,327,618.22	7,150,856.75	(176,761.47)	7,150,856.75	5,708,510.90
525221EN3	10,588,146.60	-	10,588,146.60	10,588,146.58	(0.02)	10,588,146.58	5,298,470.74
52524VAG4	13,212,894.86	-	13,212,894.86	13,089,620.17	(123,274.69)	13,089,620.17	9,184,301.55
52524YAF0	11,991,764.08	-	11,991,764.08	11,641,423.12	(350,340.96)	11,641,423.12	7,760,208.49
550279AA1	4,717,438.29	-	4,717,438.29	4,675,300.57	(42,137.72)	4,675,300.57	3,273,871.94
576433G42	8,850,528.14	-	8,850,528.14	8,129,032.12	(721,496.02)	8,129,032.12	5,594,205.80
576433H33	4,886,747.63	-	4,886,747.63	4,348,051.54	(538,696.09)	4,348,051.54	4,136,601.25
576433YN0	1,214,309.95	-	1,214,309.95	1,197,293.79	(17,016.16)	1,197,293.79	798,990.36
5899292N7	1,415,763.00	-	1,415,763.00	1,349,644.34	(66,118.66)	1,349,644.34	1,414,867.73
589929N38	1,629,558.07	-	1,629,558.07	1,594,775.54	(34,782.53)	1,594,775.54	1,610,979.53
589929X29	5,127,014.56	-	5,127,014.56	4,818,404.16	(308,610.40)	4,818,404.16	4,315,822.14
59020UQ40	1,167,867.51	-	1,167,867.51	1,155,779.25	(12,088.26)	1,155,779.25	893,776.27
59020UUJ2	4,123,214.32	-	4,123,214.32	4,076,568.14	(46,646.18)	4,076,568.14	3,933,855.78
65538DAA3	2,179,558.44	-	2,179,558.44	2,179,557.06	(1.38)	2,179,557.06	2,095,348.68
68389FBW3	27,046.37	-	27,046.37	27,046.35	(0.02)	27,046.35	24,973.66
68402CAC8	0.01	-	0.01	-	(0.01)	-	-
75114NAA2	10,646,212.81	-	10,646,212.81	10,245,995.66	(400,217.15)	10,245,995.66	7,727,336.21
76110GUG4	1,990,234.46	-	1,990,234.46	1,925,874.38	(64,360.08)	1,925,874.38	1,481,729.24
76110GVT5	2,493,562.99	-	2,493,562.99	2,486,158.33	(7,404.66)	2,486,158.33	2,178,268.75
761118FM5	9,752,737.95	-	9,752,737.95	9,354,444.30	(398,293.65)	9,354,444.30	8,617,114.44
761118KU1	7,442,272.50	-	7,442,272.50	7,430,447.20	(11,825.30)	7,430,447.20	4,644,418.74
761118NN4	10,432,656.72	-	10,432,656.72	10,204,239.05	(228,417.67)	10,204,239.05	7,033,121.76
761118RJ9	488,408.80	-	488,408.80	462,987.99	(25,420.81)	462,987.99	300,904.60
761118RM2	21,666,131.31	-	21,666,131.31	20,916,216.23	(749,915.08)	20,916,216.23	14,052,319.33
761118WP9	12,874,173.63	-	12,874,173.63	12,797,095.06	(77,078.57)	12,797,095.06	8,551,632.87
86358RE86	17,366.09	-	17,366.09	2,248.76	(15,117.33)	2,248.76	3,428.27
86358RM46	350,467.76	-	350,467.76	133,851.43	(216,616.33)	133,851.43	108,807.92
86359AHD8	438,703.87	-	438,703.87	438,703.59	(0.28)	438,703.59	330,232.94
86359AKY8	13,278.14	-	13,278.14	2,731.14	(10,547.00)	2,731.14	42,413.30
86359ANH2	1,121,987.38	-	1,121,987.38	1,121,987.74	0.36	1,121,987.74	1,433,412.38
86359BLB5	457,200.74	-	457,200.74	457,200.76	0.02	457,200.76	431,187.77
86360JAA9	12,633,558.24	-	12,633,558.24	12,470,929.45	(162,628.79)	12,470,929.45	7,166,044.85
86360JAE1	9,612,734.02	-	9,612,734.02	9,432,090.49	(180,643.53)	9,432,090.49	6,081,301.19
86360JAN1	3,973,346.86	-	3,973,346.86	3,644,430.16	(328,916.70)	3,644,430.16	2,669,203.75
86362HAA1	9,732,004.85	-	9,732,004.85	9,669,355.43	(62,649.42)	9,669,355.43	6,303,512.25
86363DAA9	11,100,750.94	-	11,100,750.94	10,787,194.86	(313,556.08)	10,787,194.86	7,266,839.92
872227AE3	2,142,462.69	-	2,142,462.69	2,141,670.14	(792.55)	2,141,670.14	1,322,792.73
88157QAL2	688,444.09	-	688,444.09	613,410.93	(75,033.16)	613,410.93	576,698.38
885220FS7	7,996,861.63	-	7,996,861.63	7,964,320.78	(32,540.85)	7,964,320.78	7,662,404.08
92922F3L0	51,484,447.88	-	51,484,447.88	49,433,429.41	(2,051,018.47)	49,433,429.41	49,833,739.27
92922F7Q5	1,876,856.60	-	1,876,856.60	1,874,122.87	(2,733.73)	1,874,122.87	1,492,812.11
92922FB72	1,326,944.28	-	1,326,944.28	1,326,944.06	(0.22)	1,326,944.06	946,078.73
92922FTJ7	1,441,180.90	-	1,441,180.90	1,409,771.75	(31,409.15)	1,409,771.75	1,187,199.76
92922FWU8	4,388,801.07	-	4,388,801.07	4,301,144.68	(87,656.39)	4,301,144.68	3,881,799.87
92922FZF8	9,128,522.75	-	9,128,522.75	9,128,521.67	(1.08)	9,128,521.67	8,102,814.84
9393365V1	1,972,912.19	-	1,972,912.19	1,966,439.22	(6,472.97)	1,966,439.22	1,552,139.95
939336U35	(0.06)	-	(0.06)	-	0.06	-	-
939336X65	224,509.69	-	224,509.69	223,209.26	(1,300.43)	223,209.26	176,455.82
93934FJQ6	18,077,257.88	-	18,077,257.88	18,014,476.77	(62,781.11)	18,014,476.77	11,587,831.43
941034AD2	20,442.00	-	20,442.00	16,601.98	(3,840.02)	16,601.98	13,630.00
94983CAJ6	(4.61)	-	(4.61)	-	4.61	-	-
94983YAQ2	4,572,023.01	-	4,572,023.01	4,458,425.60	(113,597.41)	4,458,425.60	4,319,656.40
DUCH1CLC4	1,109,569.70	-	1,109,569.70	-	(1,109,569.70)	-	3,433,329.60
Totals	$915,728,029.86	$-	$915,728,029.86	$889,896,058.18	$(25,831,971.68)	$889,896,058.18	$673,462,492.71

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following lists impairments for loan-backed and structured securities for the three months ended June 30, 2010:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
007036FB7	$506,308.31	$-	$506,308.31	$353,176.22	$(153,132.09)	$353,176.22	$375,826.24
007036GB6	254,269.21	-	254,269.21	255,648.66	1,379.45	255,648.66	517,632.44
02146QAB9	15,615,907.88	-	15,615,907.88	15,589,355.94	(26,551.94)	15,589,355.94	8,862,529.56
02639MAM8	2,523,018.60	-	2,523,018.60	2,430,740.45	(92,278.15)	2,430,740.45	7,168,920.00
02660TGN7	9,402,539.49	-	9,402,539.49	9,326,784.90	(75,754.59)	9,326,784.90	5,697,189.83
02660THT3	776,911.68	-	776,911.68	756,863.76	(20,047.92)	756,863.76	625,762.47
02660TJB0	25,226,004.23	-	25,226,004.23	25,127,415.69	(98,588.54)	25,127,415.69	13,651,622.67
02660WAC0	18,928,046.80	-	18,928,046.80	18,737,015.28	(191,031.52)	18,737,015.28	11,917,720.39
02660XAD6	13,917,317.42	-	13,917,317.42	13,760,235.52	(157,081.90)	13,760,235.52	8,037,153.38
026929AD1	9,915,586.21	-	9,915,586.21	9,608,012.45	(307,573.76)	9,608,012.45	5,712,241.06
040104QN4	4,369,066.86	-	4,369,066.86	4,328,678.79	(40,388.07)	4,328,678.79	3,590,532.48
05946XYP2	1,209,333.00	-	1,209,333.00	1,174,538.24	(34,794.76)	1,174,538.24	712,239.44
05949AHG8	5,673,610.00	-	5,673,610.00	5,542,818.30	(130,791.70)	5,542,818.30	5,513,028.70
05949ALH1	2,690,654.41	-	2,690,654.41	2,629,721.17	(60,933.24)	2,629,721.17	2,547,139.95
05949AZG8	2,070,443.86	-	2,070,443.86	2,034,655.86	(35,788.00)	2,034,655.86	2,055,226.03
05950DAA8	11,626,583.47	-	11,626,583.47	11,290,314.75	(336,268.72)	11,290,314.75	9,332,578.42
05950HAA9	23,693,004.00	-	23,693,004.00	23,141,186.59	(551,817.41)	23,141,186.59	21,985,696.99
06050HKY3	9,503.64	-	9,503.64	7,749.13	(1,754.51)	7,749.13	107,180.90
06652DAA7	7,169,884.57	-	7,169,884.57	7,081,292.54	(88,592.03)	7,081,292.54	4,403,738.16
07384MS60	2,767,075.46	-	2,767,075.46	2,744,790.96	(22,284.50)	2,744,790.96	2,468,965.02
07384YPP5	1,439,498.04	-	1,439,498.04	1,427,416.79	(12,081.25)	1,427,416.79	994,511.08
073854AB7	14,547,536.61	-	14,547,536.61	14,547,268.23	(268.38)	14,547,268.23	9,593,662.37
07386HCM1	410,475.68	-	410,475.68	410,433.82	(41.86)	410,433.82	717,764.47
07386HMB4	2,206,212.41	-	2,206,212.41	2,145,816.24	(60,396.17)	2,145,816.24	2,086,610.95
07386HNQ0	1,169,143.68	-	1,169,143.68	1,138,098.65	(31,045.03)	1,138,098.65	1,120,711.53
07386HSP7	6,077,267.22	-	6,077,267.22	6,034,343.44	(42,923.78)	6,034,343.44	4,050,313.56
073879QF8	780,701.59	-	780,701.59	693,663.03	(87,038.56)	693,663.03	738,464.62
07820QAY1	16,108,296.95	-	16,108,296.95	15,376,997.11	(731,299.84)	15,376,997.11	11,890,461.34
12667FBJ3	2,103,346.28	-	2,103,346.28	2,024,597.73	(78,748.55)	2,024,597.73	1,854,457.95
12667GCB7	1,195,371.77	-	1,195,371.77	1,191,200.19	(4,171.58)	1,191,200.19	1,004,191.24
12667GME0	17,325,071.43	-	17,325,071.43	16,991,998.09	(333,073.34)	16,991,998.09	9,680,970.89
12667GR62	10,640,126.93	-	10,640,126.93	10,486,910.78	(153,216.15)	10,486,910.78	7,620,818.74
12667GRW5	629,260.22	-	629,260.22	572,770.13	(56,490.09)	572,770.13	381,768.44
12667GS20	14,572,605.05	-	14,572,605.05	14,373,064.89	(199,540.16)	14,373,064.89	8,512,118.07
12667GWF6	8,897,691.57	-	8,897,691.57	8,517,914.13	(379,777.44)	8,517,914.13	4,272,853.01
12667GYX5	1,082,911.40	-	1,082,911.40	1,077,219.96	(5,691.44)	1,077,219.96	1,123,147.89
12668A4B8	15,533,914.88	-	15,533,914.88	15,474,216.29	(59,698.59)	15,474,216.29	8,802,192.78
12668ACG8	4,356,285.62	-	4,356,285.62	4,309,198.33	(47,087.29)	4,309,198.33	3,763,154.21
12668ACY9	868,763.35	-	868,763.35	867,274.80	(1,488.55)	867,274.80	683,676.64
12668ACZ6	3,947,481.62	-	3,947,481.62	3,886,617.25	(60,864.37)	3,886,617.25	2,443,991.14
12668AEV3	12,695,114.86	-	12,695,114.86	12,478,946.20	(216,168.66)	12,478,946.20	8,251,505.28
12668AGW9	3,107,369.65	-	3,107,369.65	3,101,153.13	(6,216.52)	3,101,153.13	2,597,850.08
12668AVP7	7,795,129.40	-	7,795,129.40	7,710,857.18	(84,272.22)	7,710,857.18	5,193,835.03
12668BB77	25,925,996.12	-	25,925,996.12	25,497,768.88	(428,227.24)	25,497,768.88	15,727,296.84
126694YM4	3,515,131.96	-	3,515,131.96	3,471,228.69	(43,903.27)	3,471,228.69	2,117,464.43
12669B3B6	68,214.25	-	68,214.25	66,602.80	(1,611.45)	66,602.80	51,400.25
12669D3C0	453,249.42	-	453,249.42	353,922.19	(99,327.23)	353,922.19	263,386.11
12669EH33	215,121.06	-	215,121.06	210,774.42	(4,346.64)	210,774.42	201,438.70
12669FKR3	279,676.82	-	279,676.82	277,047.74	(2,629.08)	277,047.74	301,602.52
12669FW82	1,169,473.44	-	1,169,473.44	1,146,440.40	(23,033.04)	1,146,440.40	827,311.10
12669FXR9	514,806.49	-	514,806.49	501,446.89	(13,359.60)	501,446.89	386,818.82
12669GKH3	13,531,928.86	-	13,531,928.86	13,130,558.67	(401,370.19)	13,130,558.67	9,553,324.53
12669GMS7	265,714.32	-	265,714.32	254,490.25	(11,224.07)	254,490.25	164,688.31
12669GRM5	3,116,727.52	-	3,116,727.52	3,005,357.24	(111,370.28)	3,005,357.24	1,846,875.23
12669GRQ6	8,208,780.53	-	8,208,780.53	7,895,004.10	(313,776.43)	7,895,004.10	5,315,178.31
12669GTV3	406,174.77	-	406,174.77	397,648.68	(8,526.09)	397,648.68	237,224.62
12669GUR0	3,897,655.17	-	3,897,655.17	3,790,370.36	(107,284.81)	3,790,370.36	2,290,779.49
12669GXW6	351,507.25	-	351,507.25	242,202.43	(109,304.82)	242,202.43	302,225.04
17307G3D8	(2,831.79)	-	(2,831.79)	136,992.27	139,824.06	136,992.27	560,952.38
17307GH76	169,958.43	-	169,958.43	169,980.47	22.04	169,980.47	272,520.48
17307GMQ8	5,854,785.11	-	5,854,785.11	5,610,286.82	(244,498.29)	5,610,286.82	5,720,968.02
17307GN79	9,961.84	-	9,961.84	9,740.23	(221.61)	9,740.23	21.27
17307GYD4	2,163,091.47	-	2,163,091.47	2,117,675.19	(45,416.28)	2,117,675.19	2,012,594.06
17309QAM6	2,231.78	-	2,231.78	2,045.33	(186.45)	2,045.33	8,518.50
22540V3F7	614,939.20	-	614,939.20	642,839.28	27,900.08	642,839.28	802,463.44
22540VGA4	1,141,469.95	-	1,141,469.95	1,031,537.18	(109,932.77)	1,031,537.18	985,574.79
22541NFL8	4,185,481.58	-	4,185,481.58	4,238,604.97	53,123.39	4,238,604.97	4,604,142.07
22541NUB3	1,133,961.51	-	1,133,961.51	1,081,132.81	(52,828.70)	1,081,132.81	1,568,255.10
22541Q4M1	174,571.43	-	174,571.43	174,967.62	396.19	174,967.62	635,650.80
22541QA44	798,759.12	-	798,759.12	517,358.63	(281,400.49)	517,358.63	519,951.58
22541QDA7	352,039.95	-	352,039.95	356,009.77	3,969.82	356,009.77	482,452.65
22541QFK3	130,407.84	-	130,407.84	132,038.88	1,631.04	132,038.88	270,560.57
22541QQR6	382,964.24	-	382,964.24	272,985.26	(109,978.98)	272,985.26	358,824.15
22541SJV1	1,057,682.99	-	1,057,682.99	1,018,477.92	(39,205.07)	1,018,477.92	1,096,086.72
225458RG5	1,992.31	-	1,992.31	312.85	(1,679.46)	312.85	61,487.86
225458UJ5	6,787,545.89	-	6,787,545.89	6,604,453.51	(183,092.38)	6,604,453.51	6,380,656.44
23245QAA7	2,439,694.46	-	2,439,694.46	2,401,175.93	(38,518.53)	2,401,175.93	1,513,637.22
23332UAC8	5,024,072.52	-	5,024,072.52	4,976,576.38	(47,496.14)	4,976,576.38	3,944,809.11
23332UAR5	9,032,091.21	-	9,032,091.21	8,941,930.52	(90,160.69)	8,941,930.52	6,452,561.01
23332UAS3	129,042.66	-	129,042.66	119,917.67	(9,124.99)	119,917.67	85,819.11
23332UBV5	5,973,723.07	-	5,973,723.07	5,899,242.77	(74,480.30)	5,899,242.77	3,415,484.67
23332UBW3	337,464.82	-	337,464.82	318,124.29	(19,340.53)	318,124.29	234,381.54
23332UCM4	576,823.93	-	576,823.93	570,846.02	(5,977.91)	570,846.02	370,446.09
23332UDU5	20,204,339.08	-	20,204,339.08	20,006,668.76	(197,670.32)	20,006,668.76	12,335,262.11
251510FB4	6,701,660.92	-	6,701,660.92	6,315,048.92	(386,612.00)	6,315,048.92	5,193,498.11
251510NB5	4,751,223.62	-	4,751,223.62	4,725,815.34	(25,408.28)	4,725,815.34	3,660,819.35
251510NC3	13,316,951.71	-	13,316,951.71	13,093,212.80	(223,738.91)	13,093,212.80	3,319,842.40

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
25151AAA9	$5,678,742.53	$-	$5,678,742.53	$5,510,894.90	$(167,847.63)	$5,510,894.90	$3,340,211.88
30251YAB4	8,679,088.82	-	8,679,088.82	8,561,752.38	(117,336.44)	8,561,752.38	6,544,203.63
318340AB2	715,302.51	-	715,302.51	655,084.75	(60,217.76)	655,084.75	446,529.20
32051DCK6	513,662.86	-	513,662.86	510,570.16	(3,092.70)	510,570.16	513,940.90
32056CAH2	16,767,750.62	-	16,767,750.62	16,353,102.24	(414,648.38)	16,353,102.24	14,579,877.39
36185NXT2	812,739.52	-	812,739.52	724,971.02	(87,768.50)	724,971.02	517,197.87
36228FWU6	694,852.71	-	694,852.71	749,918.41	55,065.70	749,918.41	791,443.30
362341XE4	21,136,351.60	-	21,136,351.60	20,955,566.63	(180,784.97)	20,955,566.63	19,996,964.12
36242DBJ1	3,170,252.21	-	3,170,252.21	3,172,205.57	1,953.36	3,172,205.57	3,239,843.01
36242DBZ5	221,127.41	-	221,127.41	220,508.65	(618.76)	220,508.65	384,723.37
36242DGA5	26,686.51	-	26,686.51	25,556.13	(1,130.38)	25,556.13	65,810.87
362480AD7	15,306,913.54	-	15,306,913.54	14,574,735.22	(732,178.32)	14,574,735.22	7,560,686.39
39538RAB5	11,224,577.04	-	11,224,577.04	11,122,756.39	(101,820.65)	11,122,756.39	6,722,573.82
39538RBB4	12,902,584.04	-	12,902,584.04	12,756,707.71	(145,876.33)	12,756,707.71	7,503,703.19
39538WFH6	10,533,879.56	-	10,533,879.56	10,524,374.24	(9,505.32)	10,524,374.24	5,655,248.05
40431KAA8	121,802.54	-	121,802.54	114,791.99	(7,010.55)	114,791.99	111,007.64
41161PA86	1,742,333.74	-	1,742,333.74	1,710,310.67	(32,023.07)	1,710,310.67	1,468,274.23
41161PFR9	1,245,597.66	-	1,245,597.66	1,220,998.45	(24,599.21)	1,220,998.45	910,061.29
41161PHC0	7,878,255.67	-	7,878,255.67	7,809,346.73	(68,908.94)	7,809,346.73	5,473,551.13
41161PHU0	7,500,110.99	-	7,500,110.99	7,320,065.85	(180,045.14)	7,320,065.85	5,172,272.42
41161PKH5	592,949.88	-	592,949.88	569,082.74	(23,867.14)	569,082.74	358,108.55
41161PL43	20,595,562.12	-	20,595,562.12	19,672,347.51	(923,214.61)	19,672,347.51	12,528,065.18
41161PLR2	12,836,963.57	-	12,836,963.57	12,695,687.26	(141,276.31)	12,695,687.26	7,998,693.58
41161PMG5	15,744,794.38	-	15,744,794.38	15,582,186.39	(162,607.99)	15,582,186.39	10,014,326.46
41161PQU0	13,504,506.01	-	13,504,506.01	13,332,870.43	(171,635.58)	13,332,870.43	8,314,454.20
41161PTN3	2,260,140.25	-	2,260,140.25	2,212,892.84	(47,247.41)	2,212,892.84	1,368,737.99
41161PTP8	680,197.69	-	680,197.69	598,977.79	(81,219.90)	598,977.79	457,820.41
41161PWB5	7,354,902.36	-	7,354,902.36	7,268,594.83	(86,307.53)	7,268,594.83	4,269,594.44
41161PXH1	776,649.84	-	776,649.84	766,983.13	(9,666.71)	766,983.13	482,256.96
43739EAP2	19,692,319.83	-	19,692,319.83	19,508,136.31	(184,183.52)	19,508,136.31	13,873,164.06
43739EBJ5	9,184,578.52	-	9,184,578.52	9,114,977.67	(69,600.85)	9,114,977.67	6,852,275.05
43739EBS5	9,143,774.50	-	9,143,774.50	9,082,906.22	(60,868.28)	9,082,906.22	7,705,855.81
45254NHV2	332,389.41	-	332,389.41	313,830.68	(18,558.73)	313,830.68	265,469.93
45254NJG3	1,377,791.28	-	1,377,791.28	1,354,996.46	(22,794.82)	1,354,996.46	1,129,754.73
45254NJP3	152,018.01	-	152,018.01	140,003.86	(12,014.15)	140,003.86	129,263.01
45254NJV0	995,748.62	-	995,748.62	988,034.44	(7,714.18)	988,034.44	756,422.83
45254NJX6	216,997.26	-	216,997.26	216,470.47	(526.79)	216,470.47	258,370.87
45254NKA4	288,007.59	-	288,007.59	283,824.85	(4,182.74)	283,824.85	397,161.74
45254NKD8	4,163,419.14	-	4,163,419.14	4,127,893.53	(35,525.61)	4,127,893.53	3,969,187.94
45254NKF3	5,292,740.94	-	5,292,740.94	5,242,219.68	(50,521.26)	5,242,219.68	3,773,830.28
45254NKX4	6,353,961.96	-	6,353,961.96	6,306,017.08	(47,944.88)	6,306,017.08	4,304,014.72
45254NNP8	13,266,078.73	-	13,266,078.73	13,152,113.39	(113,965.34)	13,152,113.39	9,503,832.30
45254NPA9	15,520,191.56	-	15,520,191.56	15,475,441.54	(44,750.02)	15,475,441.54	12,262,190.30
45254NPG6	996,338.48	-	996,338.48	905,927.98	(90,410.50)	905,927.98	793,927.97
45254NPU5	5,533,130.64	-	5,533,130.64	5,491,689.68	(41,440.96)	5,491,689.68	3,980,838.30
45254TMK7	56,050.75	-	56,050.75	37,555.51	(18,495.24)	37,555.51	53,697.02
45254TRX4	353,067.87	-	353,067.87	343,129.92	(9,937.95)	343,129.92	231,170.18
45254TSM7	4,367,917.64	-	4,367,917.64	4,328,472.29	(39,445.35)	4,328,472.29	2,567,817.37
45660LCN7	5,472,177.70	-	5,472,177.70	5,390,194.71	(81,982.99)	5,390,194.71	3,620,366.97
45660LKW8	25,766,539.07	-	25,766,539.07	25,517,687.60	(248,851.47)	25,517,687.60	16,653,183.47
45660LW96	3,742,859.43	-	3,742,859.43	3,616,865.10	(125,994.33)	3,616,865.10	1,821,127.78
45660LWD7	3,092,990.17	-	3,092,990.17	3,063,168.12	(29,822.05)	3,063,168.12	3,064,126.77
45660LY94	710,081.02	-	710,081.02	664,588.51	(45,492.51)	664,588.51	436,301.78
45660LYW3	4,338,757.38	-	4,338,757.38	4,137,427.14	(201,330.24)	4,137,427.14	2,358,974.34
45660N2J3	4,759,368.30	-	4,759,368.30	4,704,783.71	(54,584.59)	4,704,783.71	3,829,197.67
45660N5H4	5,740,656.83	-	5,740,656.83	5,660,656.62	(80,000.21)	5,660,656.62	3,872,076.18
45660NQ24	2,238,734.56	-	2,238,734.56	2,225,202.60	(13,531.96)	2,225,202.60	2,147,664.58
45660NRB3	873,931.14	-	873,931.14	733,712.66	(140,218.48)	733,712.66	557,496.77
45660NS30	2,399,798.33	-	2,399,798.33	2,342,587.50	(57,210.83)	2,342,587.50	1,564,347.79
45660NT88	81,305.41	-	81,305.41	79,756.60	(1,548.81)	79,756.60	59,909.07
45660NT96	2,428,975.11	-	2,428,975.11	2,394,834.90	(34,140.21)	2,394,834.90	2,121,465.65
456612AC4	17,568,383.14	-	17,568,383.14	17,378,177.11	(190,206.03)	17,378,177.11	9,481,062.69
45664BAE7	1,352.25	-	1,352.25	61.25	(1,291.00)	61.25	12,563.89
45667WAA6	4,792,234.28	-	4,792,234.28	4,754,531.33	(37,702.95)	4,754,531.33	3,691,509.88
466247UG6	2,713,861.54	-	2,713,861.54	2,600,556.10	(113,305.44)	2,600,556.10	2,415,145.39
466247XE8	6,758,424.68	-	6,758,424.68	6,634,885.67	(123,539.01)	6,634,885.67	4,638,042.23
46627MBQ9	12,706,165.18	-	12,706,165.18	12,614,172.88	(91,992.30)	12,614,172.88	8,982,476.80
46627MCS4	7,769,242.62	-	7,769,242.62	7,627,593.60	(141,649.02)	7,627,593.60	5,761,375.34
46629QAR7	108.28	-	108.28	21.19	(87.09)	21.19	3,762.27
52520MFT5	18,990.36	-	18,990.36	16,017.61	(2,972.75)	16,017.61	127,323.98
525221EN3	13,613,792.66	-	13,613,792.66	13,586,358.28	(27,434.38)	13,586,358.28	6,517,575.94
525221JA6	20,387.82	-	20,387.82	19,195.43	(1,192.39)	19,195.43	133,769.18
52524YAF0	12,812,995.87	-	12,812,995.87	12,472,987.24	(340,008.63)	12,472,987.24	7,314,315.40
550279AA1	4,989,982.47	-	4,989,982.47	4,931,695.78	(58,286.69)	4,931,695.78	3,370,346.43
55027BAA6	15,758,456.37	-	15,758,456.37	15,758,002.47	(453.90)	15,758,002.47	8,858,836.88
576433FP6	484,938.56	-	484,938.56	233,015.00	(251,923.56)	233,015.00	198,404.69
576433G42	9,235,387.92	-	9,235,387.92	9,132,279.58	(103,108.34)	9,132,279.58	5,528,038.04
576433GW0	756,607.16	-	756,607.16	756,626.07	18.91	756,626.07	569,739.39
576433H33	5,052,309.49	-	5,052,309.49	4,998,219.91	(54,089.58)	4,998,219.91	4,077,712.18
576433NH5	1,747,988.73	-	1,747,988.73	1,715,411.82	(32,576.91)	1,715,411.82	1,402,150.68
576433RB4	291,347.44	-	291,347.44	291,445.42	97.98	291,445.42	216,017.14
576433YN0	1,243,677.58	-	1,243,677.58	1,219,560.07	(24,117.51)	1,219,560.07	786,894.23
576438AA3	3,837,541.95	-	3,837,541.95	3,741,135.74	(96,406.21)	3,741,135.74	3,178,843.42
576444AA1	1,501.36	-	1,501.36	532.47	(968.89)	532.47	-
5899293W6	629,606.67	-	629,606.67	610,744.13	(18,862.54)	610,744.13	903,352.32
589929E87	1,076,462.57	-	1,076,462.57	957,260.99	(119,201.58)	957,260.99	812,066.15
589929P69	257,235.55	-	257,235.55	281,204.89	23,969.34	281,204.89	399,641.63
589929X29	5,242,391.81	-	5,242,391.81	5,145,423.76	(96,968.05)	5,145,423.76	3,534,393.46
59020UQ40	1,299,053.15	-	1,299,053.15	1,281,103.74	(17,949.41)	1,281,103.74	957,851.97
59020UTL9	659,152.21	-	659,152.21	290,313.25	(368,838.96)	290,313.25	556,662.95
59020UXN0	94,656.80	-	94,656.80	94,491.32	(165.48)	94,491.32	249,777.75
59024WAF4	370,606.61	-	370,606.61	239,976.03	(130,630.58)	239,976.03	32,558.89

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
61915RAZ9	$5,233.73	$-	$5,233.73	$3,499.48	$(1,734.25)	$3,499.48	$2,995.16
61915RBB1	7,459,436.65	-	7,459,436.65	7,370,236.70	(89,199.95)	7,370,236.70	4,686,101.70
61915RBZ8	910,109.87	-	910,109.87	884,772.79	(25,337.08)	884,772.79	535,030.15
65535VSQ2	919.60	-	919.60	75.11	(844.49)	75.11	1,239.35
65537BAG5	18,623.82	-	18,623.82	17,461.96	(1,161.86)	17,461.96	68,104.61
65538DAA3	3,462,554.95	-	3,462,554.95	3,368,116.41	(94,438.54)	3,368,116.41	2,437,872.57
68383NCA9	25,614,186.91	-	25,614,186.91	25,401,151.38	(213,035.53)	25,401,151.38	18,328,435.72
68383NCU5	9,697,732.73	-	9,697,732.73	9,616,220.52	(81,512.21)	9,616,220.52	6,663,549.29
68383NDT7	9,435,478.24	-	9,435,478.24	9,327,338.77	(108,139.47)	9,327,338.77	5,357,974.25
68389FBW3	30,268.83	-	30,268.83	30,006.94	(261.89)	30,006.94	26,585.98
68402CAC8	690,402.51	-	690,402.51	650,151.19	(40,251.32)	650,151.19	576,733.55
74927WAM6	21,742.29	-	21,742.29	438.25	(21,304.04)	438.25	5,999.54
74927XAM4	10,961.59	-	10,961.59	4,965.82	(5,995.77)	4,965.82	93.76
76110GUG4	2,151,906.35	-	2,151,906.35	2,011,776.12	(140,130.23)	2,011,776.12	1,477,484.29
76110GV40	3,511,988.44	-	3,511,988.44	3,458,157.55	(53,830.89)	3,458,157.55	3,144,514.14
76110GVT5	2,608,281.37	-	2,608,281.37	2,544,862.98	(63,418.39)	2,544,862.98	2,171,794.50
76110GWG2	1,904,669.72	-	1,904,669.72	1,846,585.94	(58,083.78)	1,846,585.94	1,480,379.93
76110GZR5	2,830,733.67	-	2,830,733.67	2,727,172.57	(103,561.10)	2,727,172.57	2,619,340.44
76110H4M8	173,901.94	-	173,901.94	178,199.70	4,297.76	178,199.70	226,198.30
76110HKX6	1,815,623.06	-	1,815,623.06	1,815,565.60	(57.46)	1,815,565.60	4,375,134.46
76110HKY4	96,706.90	-	96,706.90	107,840.00	11,133.10	107,840.00	456,938.64
761118FM5	10,258,764.81	-	10,258,764.81	10,107,369.93	(151,394.88)	10,107,369.93	8,649,658.14
761118KU1	7,864,281.28	-	7,864,281.28	7,763,351.40	(100,929.88)	7,763,351.40	4,722,642.75
761118NN4	10,865,451.55	-	10,865,451.55	10,713,286.05	(152,165.50)	10,713,286.05	6,664,737.32
761118RJ9	512,042.11	-	512,042.11	500,603.65	(11,438.46)	500,603.65	289,932.97
761118RM2	22,478,465.29	-	22,478,465.29	22,126,529.15	(351,936.14)	22,126,529.15	12,932,212.80
79549AYA1	1,391,036.96	-	1,391,036.96	1,237,797.08	(153,239.88)	1,237,797.08	771,127.21
79549AYB9	103,695.13	-	103,695.13	76,467.80	(27,227.33)	76,467.80	96,547.72
81744FJH1	280,763.95	-	280,763.95	278,042.85	(2,721.10)	278,042.85	186,558.02
863579DV7	861,077.80	-	861,077.80	502,212.89	(358,864.91)	502,212.89	223,282.96
863579KG2	3,564,434.40	-	3,564,434.40	3,458,836.41	(105,597.99)	3,458,836.41	2,675,888.50
863579YR3	8,639,569.03	-	8,639,569.03	8,548,863.56	(90,705.47)	8,548,863.56	5,886,140.24
86358HRL5	32,228.03	-	32,228.03	-	(32,228.03)	-	28,814.20
86358R3Q8	1,431,054.34	-	1,431,054.34	1,403,225.73	(27,828.61)	1,403,225.73	898,259.61
86358RA49	985,023.73	-	985,023.73	638,664.85	(346,358.88)	638,664.85	989,895.09
86358RLG0	176,593.47	-	176,593.47	39,864.17	(136,729.30)	39,864.17	135,590.97
86358RM46	418,806.87	-	418,806.87	350,865.15	(67,941.72)	350,865.15	136,985.95
86358RUM7	109,155.89	-	109,155.89	93,865.83	(15,290.06)	93,865.83	79,356.52
86358RUQ8	141,196.42	-	141,196.42	139,671.99	(1,524.43)	139,671.99	85,808.64
86359A5E9	264,596.43	-	264,596.43	263,564.52	(1,031.91)	263,564.52	216,159.86
86359ACD3	656,126.25	-	656,126.25	507,121.72	(149,004.53)	507,121.72	551,710.52
86359ADN0	1,073,524.85	-	1,073,524.85	774,365.98	(299,158.87)	774,365.98	730,270.87
86359AEH2	141,366.63	-	141,366.63	41,550.70	(99,815.93)	41,550.70	31,541.10
86359AHD8	452,608.99	-	452,608.99	443,236.83	(9,372.16)	443,236.83	339,586.43
86359AKY8	(10,547.00)	-	(10,547.00)	5,660.13	16,207.13	5,660.13	46,426.05
86359ANH2	1,458,172.13	-	1,458,172.13	1,432,403.29	(25,768.84)	1,432,403.29	1,725,769.10
86359AVY6	224,533.64	-	224,533.64	231,803.87	7,270.23	231,803.87	293,709.37
86359AXX6	1,066,811.06	-	1,066,811.06	1,134,333.93	67,522.87	1,134,333.93	1,542,683.19
86359AZE6	492,100.17	-	492,100.17	491,564.45	(535.72)	491,564.45	627,247.04
86359BLB5	1,494,987.65	-	1,494,987.65	1,451,142.79	(43,844.86)	1,451,142.79	1,346,410.99
86359LSM2	1,680,803.11	-	1,680,803.11	1,664,068.93	(16,734.18)	1,664,068.93	1,050,640.78
86360JAA9	12,930,329.94	-	12,930,329.94	12,800,678.74	(129,651.20)	12,800,678.74	7,004,562.45
86360JAN1	4,713,165.48	-	4,713,165.48	4,014,642.52	(698,522.96)	4,014,642.52	2,573,367.08
86363DAA9	11,413,218.57	-	11,413,218.57	11,310,432.42	(102,786.15)	11,310,432.42	7,023,081.39
885220FS7	8,572,565.34	-	8,572,565.34	8,438,322.89	(134,242.45)	8,438,322.89	7,843,984.83
929093AA0	1,252,834.30	-	1,252,834.30	935,033.68	(317,800.62)	935,033.68	338,058.07
929227EN2	213,179.95	-	213,179.95	179,569.89	(33,610.06)	179,569.89	186,736.90
92922F3L0	53,334,252.88	-	53,334,252.88	51,423,138.33	(1,911,114.55)	51,423,138.33	51,115,436.62
92922F4M7	4,958,037.02	-	4,958,037.02	4,916,637.79	(41,399.23)	4,916,637.79	3,817,204.07
92922F5T1	8,484,809.52	-	8,484,809.52	8,411,301.43	(73,508.09)	8,411,301.43	6,360,568.93
92922F7A0	1,420,576.36	-	1,420,576.36	808,359.63	(612,216.73)	808,359.63	1,144,308.11
92922F7Q5	11,030,151.81	-	11,030,151.81	10,921,009.73	(109,142.08)	10,921,009.73	8,015,966.71
92922FB72	1,382,053.83	-	1,382,053.83	1,369,454.62	(12,599.21)	1,369,454.62	906,685.01
92922FG77	12,404,165.49	-	12,404,165.49	11,857,723.25	(546,442.24)	11,857,723.25	11,581,387.02
92922FQ76	232,385.69	-	232,385.69	232,416.43	30.74	232,416.43	283,408.59
92922FTJ7	1,524,747.41	-	1,524,747.41	1,465,394.68	(59,352.73)	1,465,394.68	1,163,810.77
92922FW61	1,157,312.43	-	1,157,312.43	894,487.71	(262,824.72)	894,487.71	902,785.82
92922FWU8	4,575,811.82	-	4,575,811.82	4,488,437.15	(87,374.67)	4,488,437.15	3,857,829.43
92922FZF8	9,673,825.63	-	9,673,825.63	9,580,940.89	(92,884.74)	9,580,940.89	7,449,739.94
92925CBB7	4,956,363.66	-	4,956,363.66	4,911,005.27	(45,358.39)	4,911,005.27	3,398,387.13
939336PT4	14,209.95	-	14,209.95	16,868.38	2,658.43	16,868.38	112,136.25
939336U35	1,637,266.69	-	1,637,266.69	1,635,985.00	(1,281.69)	1,635,985.00	1,882,267.13
939336X65	12,911,420.23	-	12,911,420.23	12,785,497.61	(125,922.62)	12,785,497.61	10,330,075.25
939336Z48	4,607,693.45	-	4,607,693.45	4,598,787.92	(8,905.53)	4,598,787.92	4,206,622.82
93934FHC9	10,118,393.98	-	10,118,393.98	9,981,069.16	(137,324.82)	9,981,069.16	5,938,722.60
93934FJQ6	18,919,093.45	-	18,919,093.45	18,636,019.20	(283,074.25)	18,636,019.20	11,053,573.31
94981VAX5	1,102,785.13	-	1,102,785.13	1,100,448.27	(2,336.86)	1,100,448.27	1,126,312.93
94983CAJ6	19,370,475.51	-	19,370,475.51	19,266,207.62	(104,267.89)	19,266,207.62	19,366,567.05
94983TAE0	11,848,927.60	-	11,848,927.60	11,491,471.25	(357,456.35)	11,491,471.25	11,104,839.58
94983YAQ2	4,828,398.16	-	4,828,398.16	4,713,842.64	(114,555.52)	4,713,842.64	4,387,123.87
94985JAG5	18,581,530.31	-	18,581,530.31	18,550,313.82	(31,216.49)	18,550,313.82	16,633,773.80
Totals	$1,362,887,892.31	$-	$1,362,887,892.31	$1,335,628,211.52	$(27,259,680.79)	$1,335,628,211.52	$975,241,505.93

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following lists impairments for loan-backed and structured securities for the three months ended March 31, 2010:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
007036FB7	$2,453,688.48	$-	$2,453,688.48	$534,425.13	$(1,919,263.35)	$534,425.13	$349,508.39
007036FY7	24,525.31	-	24,525.31	16,981.28	(7,544.03)	16,981.28	16,756.74
007036GB6	452,415.25	-	452,415.25	302,370.50	(150,044.75)	302,370.50	325,127.38
02639MAK2	18,335,555.90	-	18,335,555.90	17,087,910.65	(1,247,645.25)	17,087,910.65	14,669,129.10
02660TBF9	1,933,645.37	-	1,933,645.37	610,617.59	(1,323,027.78)	610,617.59	1,427,102.41
02660TGN7	9,518,822.57	-	9,518,822.57	9,515,580.70	(3,241.87)	9,515,580.70	5,931,888.65
02660WAC0	19,504,543.37	-	19,504,543.37	19,015,978.26	(488,565.11)	19,015,978.26	11,965,232.87
02660XAD6	14,546,896.60	-	14,546,896.60	14,122,596.11	(424,300.49)	14,122,596.11	9,346,561.00
040104QN4	4,868,078.45	-	4,868,078.45	4,749,280.59	(118,797.86)	4,749,280.59	4,159,964.26
05946XYP2	1,263,430.72	-	1,263,430.72	1,241,498.36	(21,932.36)	1,241,498.36	740,046.66
05948JAA0	377,018.03	-	377,018.03	371,560.85	(5,457.18)	371,560.85	285,985.91
05949AHG8	5,864,012.59	-	5,864,012.59	5,792,053.62	(71,958.97)	5,792,053.62	5,548,665.42
05949ALH1	2,788,640.95	-	2,788,640.95	2,767,067.21	(21,573.74)	2,767,067.21	2,708,085.34
05949AZG8	2,250,828.83	-	2,250,828.83	2,139,506.99	(111,321.84)	2,139,506.99	2,104,144.70
05950DAA8	12,137,989.08	-	12,137,989.08	11,873,752.53	(264,236.55)	11,873,752.53	9,716,423.19
05950HAA9	24,333,569.53	-	24,333,569.53	24,069,760.37	(263,809.16)	24,069,760.37	22,103,331.00
06050HKX5	726,208.27	-	726,208.27	638,679.73	(87,528.54)	638,679.73	355,148.77
06050HKY3	291,082.57	-	291,082.57	11,643.40	(279,439.17)	11,643.40	92,176.41
06652DAA7	7,594,959.54	-	7,594,959.54	7,271,154.06	(323,805.48)	7,271,154.06	4,475,435.31
07384MS60	2,967,228.97	-	2,967,228.97	2,953,642.19	(13,586.78)	2,953,642.19	2,753,314.06
07384MSP8	652,279.17	-	652,279.17	249,054.64	(403,224.53)	249,054.64	458,090.20
07384YPP5	3,540,444.57	-	3,540,444.57	1,602,667.70	(1,937,776.87)	1,602,667.70	1,002,156.71
073854AB7	15,781,621.86	-	15,781,621.86	13,982,208.45	(1,799,413.41)	13,982,208.45	9,659,937.28
07386HCM1	1,057,528.53	-	1,057,528.53	420,552.03	(636,976.50)	420,552.03	707,317.87
07386HMB4	2,544,819.91	-	2,544,819.91	2,399,703.53	(145,116.38)	2,399,703.53	2,223,400.41
07386HSP7	6,373,744.64	-	6,373,744.64	6,231,520.21	(142,224.43)	6,231,520.21	4,264,113.53
073879QF8	1,052,690.23	-	1,052,690.23	810,912.07	(241,778.16)	810,912.07	616,584.28
073879Z92	11,621,639.60	-	11,621,639.60	9,616,279.93	(2,005,359.67)	9,616,279.93	4,585,041.57
07820QAY1	17,270,978.53	-	17,270,978.53	16,334,265.50	(936,713.03)	16,334,265.50	12,391,361.40
078446AB7	158,000.00	-	158,000.00	135,000.00	(23,000.00)	135,000.00	135,000.00
12479DAC2	14,814,472.13	-	14,814,472.13	10,481,540.76	(4,332,931.37)	10,481,540.76	12,623,166.27
12629EAK1	3,305.17	-	3,305.17	1,855.03	(1,450.14)	1,855.03	16,321.24
12638PAL3	85.45	-	85.45	55.07	(30.38)	55.07	245.24
12667FUL7	765,016.22	-	765,016.22	374,418.18	(390,598.04)	374,418.18	282,015.42
12667GCB7	1,247,773.59	-	1,247,773.59	1,244,766.76	(3,006.83)	1,244,766.76	1,006,637.33
12667GME0	17,856,951.29	-	17,856,951.29	17,358,021.50	(498,929.79)	17,358,021.50	10,010,579.82
12667GR62	11,553,888.87	-	11,553,888.87	11,077,060.04	(476,828.83)	11,077,060.04	7,783,552.02
12667GRW5	752,425.95	-	752,425.95	638,937.01	(113,488.94)	638,937.01	393,389.01
12667GS20	14,984,870.18	-	14,984,870.18	14,603,479.12	(381,391.06)	14,603,479.12	8,473,996.90
12667GWF6	9,314,884.23	-	9,314,884.23	8,899,557.04	(415,327.19)	8,899,557.04	4,449,607.75
12667GYX5	1,178,006.28	-	1,178,006.28	1,148,664.89	(29,341.39)	1,148,664.89	1,172,667.48
12668A3V5	5,302.70	-	5,302.70	3,250.28	(2,052.42)	3,250.28	31,126.84
12668ACG8	4,562,252.57	-	4,562,252.57	4,428,668.32	(133,584.25)	4,428,668.32	3,839,846.65
12668ACY9	930,532.21	-	930,532.21	918,663.59	(11,868.62)	918,663.59	725,290.39
12668ACZ6	3,972,862.43	-	3,972,862.43	3,957,478.64	(15,383.79)	3,957,478.64	2,521,691.24
12668AEV3	12,945,842.36	-	12,945,842.36	12,690,145.00	(255,697.36)	12,690,145.00	7,663,002.82
12668AGW9	3,165,426.49	-	3,165,426.49	3,150,569.66	(14,856.83)	3,150,569.66	2,826,591.59
12668AVP7	8,140,249.88	-	8,140,249.88	8,083,319.57	(56,930.31)	8,083,319.57	5,455,786.21
12668BDR1	7,725.61	-	7,725.61	6,239.02	(1,486.59)	6,239.02	53,236.48
126694F86	1,138.45	-	1,138.45	142.31	(996.14)	142.31	13,742.52
126694P36	769.13	-	769.13	744.38	(24.75)	744.38	11,289.62
126694YM4	3,648,371.76	-	3,648,371.76	3,622,223.00	(26,148.76)	3,622,223.00	2,047,117.51
126694YW2	2,948.00	-	2,948.00	2,380.73	(567.27)	2,380.73	264,800.08
126694ZD3	1,177.20	-	1,177.20	993.39	(183.81)	993.39	5,467.70
12669D3C0	486,730.56	-	486,730.56	454,969.05	(31,761.51)	454,969.05	262,534.26
12669EH33	242,081.18	-	242,081.18	241,168.56	(912.62)	241,168.56	235,448.53
12669FKR3	283,550.79	-	283,550.79	282,929.33	(621.46)	282,929.33	313,015.97
12669FW82	1,232,827.80	-	1,232,827.80	1,184,490.41	(48,337.39)	1,184,490.41	843,944.08
12669FXR9	617,953.10	-	617,953.10	581,117.30	(36,835.80)	581,117.30	452,538.83
12669GKH3	14,121,110.26	-	14,121,110.26	13,692,829.24	(428,281.02)	13,692,829.24	9,975,042.83
12669GMS7	286,281.76	-	286,281.76	276,320.63	(9,961.13)	276,320.63	175,183.45
12669GRM5	3,213,471.26	-	3,213,471.26	3,139,096.50	(74,374.76)	3,139,096.50	1,864,520.48
12669GRQ6	8,410,831.51	-	8,410,831.51	8,182,866.55	(227,964.96)	8,182,866.55	5,310,114.19
12669GTV3	413,035.72	-	413,035.72	405,784.70	(7,251.02)	405,784.70	243,793.15
12669GUR0	4,029,454.29	-	4,029,454.29	3,965,969.97	(63,484.32)	3,965,969.97	2,400,594.43
161551FD3	1,657,936.70	-	1,657,936.70	1,648,866.19	(9,070.51)	1,648,866.19	1,415,497.04
17307G3D8	1,915,753.19	-	1,915,753.19	461,733.62	(1,454,019.57)	461,733.62	611,605.45
17307GH76	371,250.73	-	371,250.73	186,799.35	(184,451.38)	186,799.35	267,832.05
17307GMQ8	6,168,397.65	-	6,168,397.65	6,063,224.90	(105,172.75)	6,063,224.90	6,045,450.00
17309MAF0	38,073.65	-	38,073.65	23,798.74	(14,274.91)	23,798.74	56,073.51
17309QAM6	3,000.00	-	3,000.00	2,231.78	(768.22)	2,231.78	7,518.00
17309RAM4	3,211.91	-	3,211.91	2,006.63	(1,205.28)	2,006.63	31,031.70
17309SAM2	1,221.18	-	1,221.18	913.99	(307.19)	913.99	1,923.72
17309YAK3	265.61	-	265.61	187.26	(78.35)	187.26	1,701.14
17310UAE2	3,101.60	-	3,101.60	2,218.10	(883.50)	2,218.10	38,559.49

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
22540V3F7	$2,275,694.27	$-	$2,275,694.27	$698,301.03	$(1,577,393.24)	$698,301.03	$1,301,934.10
22540V5D0	77,142.36	-	77,142.36	21,137.83	(56,004.53)	21,137.83	73,827.51
22540VFZ0	1,681,559.50	-	1,681,559.50	1,604,721.05	(76,838.45)	1,604,721.05	1,436,228.70
22540VG71	165,343.82	-	165,343.82	162,283.63	(3,060.19)	162,283.63	148,378.53
22540VGA4	1,738,277.77	-	1,738,277.77	1,186,868.24	(551,409.53)	1,186,868.24	999,172.82
22540VQ70	1,122,283.72	-	1,122,283.72	1,010,057.39	(112,226.33)	1,010,057.39	653,088.97
22541NFL8	4,821,216.43	-	4,821,216.43	4,351,713.78	(469,502.65)	4,351,713.78	4,476,331.65
22541NMA4	1,398,837.57	-	1,398,837.57	1,330,802.93	(68,034.64)	1,330,802.93	1,058,995.73
22541NMB2	391,647.47	-	391,647.47	245,148.15	(146,499.32)	245,148.15	196,792.35
22541NTH2	114,360.35	-	114,360.35	19,467.53	(94,892.82)	19,467.53	65,910.45
22541NUB3	2,751,670.42	-	2,751,670.42	1,142,047.70	(1,609,622.72)	1,142,047.70	1,560,501.67
22541Q4M1	946,992.48	-	946,992.48	196,498.73	(750,493.75)	196,498.73	615,985.53
22541QA44	1,102,838.83	-	1,102,838.83	838,439.53	(264,399.30)	838,439.53	648,230.30
22541QDA7	893,231.21	-	893,231.21	400,784.87	(492,446.34)	400,784.87	542,856.12
22541QFK3	361,287.41	-	361,287.41	140,035.09	(221,252.32)	140,035.09	225,090.49
22541QQR6	1,031,789.48	-	1,031,789.48	389,761.48	(642,028.00)	389,761.48	349,545.67
22541SFL7	613.42	-	613.42	40.85	(572.57)	40.85	282.11
22541SJV1	3,709,003.03	-	3,709,003.03	1,069,449.76	(2,639,553.27)	1,069,449.76	1,089,416.14
22541SXR4	1,752,619.87	-	1,752,619.87	1,572,097.61	(180,522.26)	1,572,097.61	819,437.21
225458UJ5	7,110,466.01	-	7,110,466.01	7,074,122.95	(36,343.06)	7,074,122.95	6,641,529.32
225470R88	677,276.99	-	677,276.99	-	(677,276.99)	-	-
2254W0NK7	1,173,818.08	-	1,173,818.08	760,226.30	(413,591.78)	760,226.30	750,308.00
22943HAD8	11,922,928.16	-	11,922,928.16	11,833,184.00	(89,744.16)	11,833,184.00	6,567,975.00
23245QAA7	2,491,649.89	-	2,491,649.89	2,454,217.55	(37,432.34)	2,454,217.55	1,605,827.56
23332UAC8	5,477,058.53	-	5,477,058.53	5,076,677.70	(400,380.83)	5,076,677.70	4,133,497.96
23332UAR5	9,942,332.80	-	9,942,332.80	9,142,826.69	(799,506.11)	9,142,826.69	6,488,431.57
23332UAS3	176,471.15	-	176,471.15	131,790.31	(44,680.84)	131,790.31	79,869.39
23332UBG8	6,917,454.70	-	6,917,454.70	6,723,925.69	(193,529.01)	6,723,925.69	4,422,271.03
23332UBV5	6,463,303.41	-	6,463,303.41	6,155,042.41	(308,261.00)	6,155,042.41	3,652,777.34
23332UBW3	466,359.66	-	466,359.66	365,786.21	(100,573.45)	365,786.21	249,078.55
23332UCM4	620,141.55	-	620,141.55	596,863.72	(23,277.83)	596,863.72	393,036.85
23332UDU5	20,873,214.78	-	20,873,214.78	20,535,208.92	(338,005.86)	20,535,208.92	12,802,892.92
251510EH2	31,386,373.97	-	31,386,373.97	29,776,920.83	(1,609,453.14)	29,776,920.83	23,554,371.60
251510FB4	7,006,196.35	-	7,006,196.35	6,932,571.07	(73,625.28)	6,932,571.07	5,597,637.24
251510NB5	5,194,850.34	-	5,194,850.34	5,126,868.69	(67,981.65)	5,126,868.69	4,170,830.93
251510NC3	14,323,115.79	-	14,323,115.79	13,322,014.84	(1,001,100.95)	13,322,014.84	3,492,455.94
26441EAC5	251,750.00	-	251,750.00	198,750.00	(53,000.00)	198,750.00	225,000.00
30251YAB4	8,734,778.32	-	8,734,778.32	8,733,046.45	(1,731.87)	8,733,046.45	6,591,850.01
318340AB2	718,001.87	-	718,001.87	715,352.80	(2,649.07)	715,352.80	499,575.78
32051GZS7	6,893,588.46	-	6,893,588.46	6,639,958.44	(253,630.02)	6,639,958.44	6,128,064.02
32056CAH2	17,234,064.17	-	17,234,064.17	16,715,349.63	(518,714.54)	16,715,349.63	13,812,531.77
35952Z007	5,923,357.50	-	5,923,357.50	6,153,734.58	230,377.08	6,153,734.58	2,614,467.35
35952Z023	4,511,207.33	-	4,511,207.33	4,731,293.75	220,086.42	4,731,293.75	2,017,445.52
35952Z031	4,688,529.85	-	4,688,529.85	4,851,154.60	162,624.75	4,851,154.60	1,984,276.13
35952Z049	4,383,058.82	-	4,383,058.82	4,393,146.88	10,088.06	4,393,146.88	1,675,385.40
35952Z056	4,285,422.23	-	4,285,422.23	4,269,538.30	(15,883.93)	4,269,538.30	1,598,247.30
35952Z064	4,622,032.21	-	4,622,032.21	4,584,118.38	(37,913.83)	4,584,118.38	1,691,625.00
35952ZA06	12,498,712.41	-	12,498,712.41	12,575,211.46	76,499.05	12,575,211.46	4,485,745.61
35952ZA14	581,463.26	-	581,463.26	587,470.60	6,007.34	587,470.60	201,154.51
35952ZA22	891,667.03	-	891,667.03	893,126.09	1,459.06	893,126.09	311,226.52
36228F5R3	1,784,822.54	-	1,784,822.54	1,778,747.31	(6,075.23)	1,778,747.31	1,458,742.78
36228FWU6	1,556,604.65	-	1,556,604.65	823,352.71	(733,251.94)	823,352.71	812,440.43
362341XE4	22,425,896.22	-	22,425,896.22	22,368,539.44	(57,356.78)	22,368,539.44	21,086,283.99
36242D3Z4	36,379.87	-	36,379.87	15,591.36	(20,788.51)	15,591.36	37,656.00
36242DBJ1	3,438,269.83	-	3,438,269.83	3,420,420.30	(17,849.53)	3,420,420.30	3,500,314.50
36242DBZ5	429,175.02	-	429,175.02	225,117.23	(204,057.79)	225,117.23	295,550.48
36242DGA5	69,435.41	-	69,435.41	26,274.41	(43,161.00)	26,274.41	58,577.90
39538RAB5	11,623,755.02	-	11,623,755.02	11,432,435.14	(191,319.88)	11,432,435.14	7,057,154.77
39538RBB4	13,378,059.89	-	13,378,059.89	13,024,188.11	(353,871.78)	13,024,188.11	7,609,786.63
40430HCQ9	2,200.00	-	2,200.00	2,100.64	(99.36)	2,100.64	10,717.00
40431KAA8	149,189.31	-	149,189.31	142,514.17	(6,675.14)	142,514.17	133,381.48
40431RAN5	1,710.12	-	1,710.12	1,258.01	(452.11)	1,258.01	16,720.13
41161PA86	1,861,912.82	-	1,861,912.82	1,793,823.19	(68,089.63)	1,793,823.19	1,456,655.50
41161PHC0	8,480,233.29	-	8,480,233.29	8,047,261.87	(432,971.42)	8,047,261.87	5,713,154.60
41161PHU0	8,069,968.77	-	8,069,968.77	7,684,462.58	(385,506.19)	7,684,462.58	5,347,306.39
41161PKH5	658,084.51	-	658,084.51	606,795.26	(51,289.25)	606,795.26	372,600.09
41161PL43	20,523,288.84	-	20,523,288.84	20,419,930.24	(103,358.60)	20,419,930.24	12,781,885.31
41161PLR2	13,321,773.78	-	13,321,773.78	12,987,652.51	(334,121.27)	12,987,652.51	8,321,877.67
41161PMG5	16,048,389.29	-	16,048,389.29	15,731,418.89	(316,970.40)	15,731,418.89	9,998,660.91
41161PQU0	13,826,326.41	-	13,826,326.41	13,555,850.58	(270,475.83)	13,555,850.58	8,626,403.84
41161PSC8	14,528.64	-	14,528.64	14,033.60	(495.04)	14,033.60	124,376.82
41161PTN3	2,302,587.27	-	2,302,587.27	2,267,897.68	(34,689.59)	2,267,897.68	1,459,874.85
41161PTP8	743,972.74	-	743,972.74	667,587.10	(76,385.64)	667,587.10	462,175.37
41161PWB5	7,452,210.68	-	7,452,210.68	7,343,571.23	(108,639.45)	7,343,571.23	4,400,431.53
41161PXH1	832,815.67	-	832,815.67	806,920.48	(25,895.19)	806,920.48	523,731.19
43739EAP2	20,692,394.62	-	20,692,394.62	20,035,045.20	(657,349.42)	20,035,045.20	14,146,968.62
43739EBJ5	9,470,912.02	-	9,470,912.02	9,396,575.94	(74,336.08)	9,396,575.94	7,270,684.58
43739EBS5	9,390,295.34	-	9,390,295.34	9,389,284.23	(1,011.11)	9,389,284.23	7,607,314.18
45254NHV2	341,137.23	-	341,137.23	339,614.90	(1,522.33)	339,614.90	116,101.73
45254NJG3	1,424,847.27	-	1,424,847.27	1,419,982.71	(4,864.56)	1,419,982.71	999,106.62
45254NJV0	1,051,000.26	-	1,051,000.26	1,018,268.36	(32,731.90)	1,018,268.36	739,380.20
45254NJX6	231,656.42	-	231,656.42	225,351.66	(6,304.76)	225,351.66	226,639.33

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
45254NKA4	$331,844.54	$-	$331,844.54	$318,869.14	$(12,975.40)	$318,869.14	$283,301.03
45254NKD8	4,272,196.68	-	4,272,196.68	4,241,554.76	(30,641.92)	4,241,554.76	4,079,501.13
45254NKF3	5,411,268.71	-	5,411,268.71	5,375,358.55	(35,910.16)	5,375,358.55	3,907,449.03
45254NKX4	6,445,811.39	-	6,445,811.39	6,424,443.63	(21,367.76)	6,424,443.63	4,379,416.71
45254NNP8	14,083,007.01	-	14,083,007.01	13,666,815.37	(416,191.64)	13,666,815.37	9,121,771.55
45254NPA9	15,940,578.75	-	15,940,578.75	15,933,131.06	(7,447.69)	15,933,131.06	12,708,722.73
45254NPG6	1,175,882.71	-	1,175,882.71	1,157,848.67	(18,034.04)	1,157,848.67	738,933.65
45254NPU5	5,653,762.95	-	5,653,762.95	5,641,300.15	(12,462.80)	5,641,300.15	3,776,426.59
45254TMK7	130,530.47	-	130,530.47	62,513.91	(68,016.56)	62,513.91	54,380.80
45254TRX4	357,025.60	-	357,025.60	356,784.07	(241.53)	356,784.07	245,781.75
45254TSM7	4,512,352.74	-	4,512,352.74	4,462,272.27	(50,080.47)	4,462,272.27	2,348,642.95
45660LCN7	6,176,052.77	-	6,176,052.77	5,616,319.65	(559,733.12)	5,616,319.65	3,703,076.80
45660LKW8	26,921,535.01	-	26,921,535.01	26,267,530.99	(654,004.02)	26,267,530.99	15,970,287.96
45660LNB1	317,976.95	-	317,976.95	190,647.02	(127,329.93)	190,647.02	231,828.20
45660LW96	3,873,134.29	-	3,873,134.29	3,780,548.16	(92,586.13)	3,780,548.16	2,275,316.34
45660LWD7	3,519,060.59	-	3,519,060.59	3,203,246.84	(315,813.75)	3,203,246.84	3,190,219.08
45660LYW3	4,523,469.44	-	4,523,469.44	4,414,090.05	(109,379.39)	4,414,090.05	2,583,596.05
45660N2J3	5,481,285.28	-	5,481,285.28	4,983,344.33	(497,940.95)	4,983,344.33	4,233,633.23
45660N2Y0	1,851,786.83	-	1,851,786.83	1,737,903.11	(113,883.72)	1,737,903.11	1,309,299.43
45660N3S2	5,620,388.09	-	5,620,388.09	5,556,993.78	(63,394.31)	5,556,993.78	3,925,153.28
45660N5H4	6,500,812.68	-	6,500,812.68	5,938,529.30	(562,283.38)	5,938,529.30	4,306,102.61
45660NKM6	3,259,208.05	-	3,259,208.05	2,423,843.32	(835,364.73)	2,423,843.32	2,151,896.13
45660NRB3	943,200.26	-	943,200.26	898,173.23	(45,027.03)	898,173.23	552,152.31
45660NS30	2,728,972.76	-	2,728,972.76	2,537,015.63	(191,957.13)	2,537,015.63	2,079,122.13
45660NT88	98,741.40	-	98,741.40	82,300.74	(16,440.66)	82,300.74	56,178.65
45660NT96	2,966,466.70	-	2,966,466.70	2,475,717.93	(490,748.77)	2,475,717.93	2,182,358.43
45660NZY4	826,721.67	-	826,721.67	687,642.66	(139,079.01)	687,642.66	516,762.10
456612AC4	18,542,321.13	-	18,542,321.13	18,024,907.82	(517,413.31)	18,024,907.82	10,088,170.91
45664BAE7	13,458.26	-	13,458.26	4,435.04	(9,023.22)	4,435.04	41,190.31
45667WAA6	5,049,794.60	-	5,049,794.60	5,021,704.07	(28,090.53)	5,021,704.07	3,803,838.41
466247UG6	2,981,863.38	-	2,981,863.38	2,882,213.62	(99,649.76)	2,882,213.62	2,593,603.01
466247XE8	7,074,433.96	-	7,074,433.96	6,920,733.77	(153,700.19)	6,920,733.77	4,953,603.90
46627MBQ9	13,368,456.37	-	13,368,456.37	13,182,036.89	(186,419.48)	13,182,036.89	9,580,139.68
46627MCS4	8,472,873.62	-	8,472,873.62	8,133,786.63	(339,086.99)	8,133,786.63	6,414,399.53
46629NAC7	144,599.24	-	144,599.24	77,491.69	(67,107.55)	77,491.69	56,704.87
46629QAR7	2,842.18	-	2,842.18	764.50	(2,077.68)	764.50	26,563.93
52520MFT5	38,001.03	-	38,001.03	37,095.72	(905.31)	37,095.72	205,939.54
525221CD7	515,379.55	-	515,379.55	289,031.50	(226,348.05)	289,031.50	80,934.70
52524YAF0	13,024,286.55	-	13,024,286.55	13,020,306.86	(3,979.69)	13,020,306.86	7,273,658.02
550279AA1	5,306,767.28	-	5,306,767.28	5,254,113.84	(52,653.44)	5,254,113.84	3,648,868.38
576429AL8	6,301.40	-	6,301.40	5,234.12	(1,067.28)	5,234.12	33,682.30
576433FP6	716,739.85	-	716,739.85	486,587.08	(230,152.77)	486,587.08	212,634.61
576433G42	9,591,132.34	-	9,591,132.34	9,403,432.27	(187,700.07)	9,403,432.27	5,740,942.78
576433GW0	1,554,838.72	-	1,554,838.72	774,679.26	(780,159.46)	774,679.26	572,154.49
576433H33	5,213,449.39	-	5,213,449.39	5,195,623.86	(17,825.53)	5,195,623.86	4,128,411.32
576433NH5	3,600,549.02	-	3,600,549.02	1,903,270.80	(1,697,278.22)	1,903,270.80	2,129,474.94
576433RB4	421,472.25	-	421,472.25	302,879.08	(118,593.17)	302,879.08	215,175.63
576433RU2	2,312,081.73	-	2,312,081.73	1,593,962.25	(718,119.48)	1,593,962.25	885,300.00
576433SE7	1,861,655.69	-	1,861,655.69	1,543,097.40	(318,558.29)	1,543,097.40	438,060.00
576433YN0	1,262,205.21	-	1,262,205.21	1,251,445.49	(10,759.72)	1,251,445.49	805,332.60
576438AA3	3,925,515.20	-	3,925,515.20	3,902,606.39	(22,908.81)	3,902,606.39	3,286,650.99
5899292N7	1,522,447.66	-	1,522,447.66	1,503,401.34	(19,046.32)	1,503,401.34	1,455,741.23
5899293W6	1,784,380.45	-	1,784,380.45	617,292.39	(1,167,088.06)	617,292.39	949,360.02
589929E87	1,242,613.94	-	1,242,613.94	1,094,053.32	(148,560.62)	1,094,053.32	809,262.50
589929P69	433,674.00	-	433,674.00	352,359.20	(81,314.80)	352,359.20	425,853.21
59020UNZ4	1,736,038.67	-	1,736,038.67	1,723,668.92	(12,369.75)	1,723,668.92	1,724,516.49
59020UQ40	1,352,319.19	-	1,352,319.19	1,333,846.58	(18,472.61)	1,333,846.58	871,546.92
59020UQ57	3,592,488.79	-	3,592,488.79	3,408,400.05	(184,088.74)	3,408,400.05	1,938,560.00
59020UTL9	1,060,471.51	-	1,060,471.51	658,719.06	(401,752.45)	658,719.06	573,387.99
59020UXN0	289,340.55	-	289,340.55	126,115.57	(163,224.98)	126,115.57	254,370.00
61748HAQ4	5,573,135.65	-	5,573,135.65	5,562,456.05	(10,679.60)	5,562,456.05	4,924,270.14
61753VAG7	960.00	-	960.00	848.91	(111.09)	848.91	2,949.59
61913PAA0	13,098,828.03	-	13,098,828.03	12,912,275.51	(186,552.52)	12,912,275.51	11,854,655.64
61915RAZ9	48,759.04	-	48,759.04	37,045.05	(11,713.99)	37,045.05	22,629.77
61915RBB1	7,685,200.98	-	7,685,200.98	7,558,357.46	(126,843.52)	7,558,357.46	4,904,245.07
65535VSQ2	4,518.45	-	4,518.45	2,304.97	(2,213.48)	2,304.97	11,382.53
65537BAG5	22,246.12	-	22,246.12	21,490.86	(755.26)	21,490.86	103,211.15
669884AF5	8,312.44	-	8,312.44	7,437.24	(875.20)	7,437.24	21,019.50
68383NCA9	26,151,132.42	-	26,151,132.42	26,085,936.31	(65,196.11)	26,085,936.31	18,722,090.34
68383NCD3	2,889,050.10	-	2,889,050.10	2,849,200.43	(39,849.67)	2,849,200.43	1,217,631.00
68383NCU5	10,531,155.88	-	10,531,155.88	9,957,837.67	(573,318.21)	9,957,837.67	7,136,628.79
68383NDT7	9,550,897.44	-	9,550,897.44	9,525,644.58	(25,252.86)	9,525,644.58	5,275,114.07
68389FBW3	31,717.29	-	31,717.29	30,640.63	(1,076.66)	30,640.63	26,629.59
68402CAC8	750,875.46	-	750,875.46	718,864.26	(32,011.20)	718,864.26	653,561.78
74927XAM4	136,826.02	-	136,826.02	64,143.68	(72,682.34)	64,143.68	245,182.35
76110H4M8	256,753.13	-	256,753.13	210,142.48	(46,610.65)	210,142.48	242,456.12
76110H5C9	302,454.33	-	302,454.33	204,912.70	(97,541.63)	204,912.70	224,082.66
76110HKX6	6,068,563.83	-	6,068,563.83	1,941,095.71	(4,127,468.12)	1,941,095.71	4,327,769.07
76110HKY4	480,547.48	-	480,547.48	138,009.92	(342,537.56)	138,009.92	465,514.66

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
76110W4J2	$4,260.41	$-	$4,260.41	$4,211.63	$(48.78)	$4,211.63	$19,925.20
761118FM5	10,791,534.20	-	10,791,534.20	10,527,879.12	(263,655.08)	10,527,879.12	7,898,244.78
761118KU1	8,313,017.07	-	8,313,017.07	8,048,351.68	(264,665.39)	8,048,351.68	4,983,812.76
761118NN4	11,285,348.26	-	11,285,348.26	10,982,282.46	(303,065.80)	10,982,282.46	6,908,850.47
761118RJ9	551,317.20	-	551,317.20	522,283.81	(29,033.39)	522,283.81	290,388.31
761118RM2	23,852,735.80	-	23,852,735.80	22,619,711.71	(1,233,024.09)	22,619,711.71	13,131,342.93
76112BN55	9,452.31	-	9,452.31	8,493.47	(958.84)	8,493.47	16,316.20
79549AYA1	1,661,474.21	-	1,661,474.21	1,430,138.58	(231,335.63)	1,430,138.58	776,829.25
79549AYB9	180,937.10	-	180,937.10	111,626.96	(69,310.14)	111,626.96	96,885.98
81744FDK0	2,290,812.89	-	2,290,812.89	2,269,364.54	(21,448.35)	2,269,364.54	2,049,193.36
84752CAE7	1,727,986.23	-	1,727,986.23	1,653,665.61	(74,320.62)	1,653,665.61	770,148.18
863579KG2	3,863,876.32	-	3,863,876.32	3,795,231.53	(68,644.79)	3,795,231.53	2,581,451.16
863579YR3	9,253,862.38	-	9,253,862.38	8,966,225.84	(287,636.54)	8,966,225.84	6,337,919.78
86358HQW2	18,647.07	-	18,647.07	11,537.27	(7,109.80)	11,537.27	170,667.90
86358RLG0	420,315.74	-	420,315.74	235,746.42	(184,569.32)	235,746.42	262,713.28
86358RSJ7	70,965.43	-	70,965.43	2,839.73	(68,125.70)	2,839.73	22,217.30
86358RUM7	141,829.45	-	141,829.45	109,529.72	(32,299.73)	109,529.72	80,998.92
86358RZC4	249,395.06	-	249,395.06	44,686.59	(204,708.47)	44,686.59	148,614.08
86359A5E9	378,734.74	-	378,734.74	269,582.81	(109,151.93)	269,582.81	214,794.57
86359ADN0	1,103,130.42	-	1,103,130.42	1,072,622.59	(30,507.83)	1,072,622.59	353,240.00
86359AHD8	481,419.23	-	481,419.23	449,620.06	(31,799.17)	449,620.06	352,322.46
86359AKY8	52,679.87	-	52,679.87	17,941.14	(34,738.73)	17,941.14	45,457.03
86359ANH2	1,527,343.89	-	1,527,343.89	1,488,638.16	(38,705.73)	1,488,638.16	1,376,807.19
86359AVY6	422,371.44	-	422,371.44	267,085.31	(155,286.13)	267,085.31	305,827.09
86359AXX6	2,763,277.51	-	2,763,277.51	1,351,109.47	(1,412,168.04)	1,351,109.47	2,373,641.41
86359AZE6	965,347.87	-	965,347.87	496,906.29	(468,441.58)	496,906.29	759,943.49
86359BU82	53,701.78	-	53,701.78	19,190.81	(34,510.97)	19,190.81	9,535.84
86359DUV7	59,401.60	-	59,401.60	33,520.99	(25,880.61)	33,520.99	50,754.19
86360JAA9	12,974,684.64	-	12,974,684.64	12,890,442.62	(84,242.02)	12,890,442.62	6,524,355.67
86360JAN1	4,811,749.07	-	4,811,749.07	4,725,086.83	(86,662.24)	4,725,086.83	2,678,749.74
86361EAM3	3,284.60	-	3,284.60	1,110.83	(2,173.77)	1,110.83	9,061.02
86361EAP6	222.83	-	222.83	12.38	(210.45)	12.38	1,001.48
86361HAZ7	3,464.37	-	3,464.37	3,388.30	(76.07)	3,388.30	28,500.00
86361HBA1	505.52	-	505.52	498.47	(7.05)	498.47	3,808.06
87222EAJ7	13,908.37	-	13,908.37	9,125.69	(4,782.68)	9,125.69	32,841.49
885220FS7	8,959,281.99	-	8,959,281.99	8,834,441.37	(124,840.62)	8,834,441.37	7,735,453.82
89789KAC9	5,349.85	-	5,349.85	5,037.02	(312.83)	5,037.02	25,650.00
929093AA0	1,597,428.30	-	1,597,428.30	1,268,426.46	(329,001.84)	1,268,426.46	417,820.03
929227EN2	362,543.40	-	362,543.40	220,081.19	(142,462.21)	220,081.19	205,190.99
929227XH4	330,035.94	-	330,035.94	108,846.51	(221,189.43)	108,846.51	309,717.42
92922F3L0	54,962,013.73	-	54,962,013.73	53,117,955.74	(1,844,057.99)	53,117,955.74	45,994,942.12
92922F4M7	5,050,741.75	-	5,050,741.75	5,034,693.02	(16,048.73)	5,034,693.02	3,904,442.75
92922F5T1	8,676,171.03	-	8,676,171.03	8,643,649.97	(32,521.06)	8,643,649.97	6,654,817.86
92922F7A0	1,720,425.53	-	1,720,425.53	1,411,799.08	(308,626.45)	1,411,799.08	1,117,432.55
92922F7Q5	11,539,892.29	-	11,539,892.29	11,245,157.66	(294,734.63)	11,245,157.66	8,223,180.13
92922FB72	1,439,734.90	-	1,439,734.90	1,418,949.88	(20,785.02)	1,418,949.88	908,092.62
92922FD21	1,279,734.74	-	1,279,734.74	1,279,450.92	(283.82)	1,279,450.92	1,400,419.08
92922FD47	10,872,612.85	-	10,872,612.85	10,413,753.66	(458,859.19)	10,413,753.66	8,790,572.67
92922FG77	12,617,711.34	-	12,617,711.34	12,291,484.84	(326,226.50)	12,291,484.84	11,366,981.64
92922FJ25	7,421,446.36	-	7,421,446.36	7,410,294.13	(11,152.23)	7,410,294.13	5,642,228.79
92922FQ76	387,249.10	-	387,249.10	259,480.43	(127,768.67)	259,480.43	273,547.29
92922FTJ7	1,639,831.47	-	1,639,831.47	1,553,417.00	(86,414.47)	1,553,417.00	1,119,887.92
92922FU48	7,363,473.60	-	7,363,473.60	7,011,050.80	(352,422.80)	7,011,050.80	6,577,987.03
92922FW61	1,535,445.95	-	1,535,445.95	1,327,639.87	(207,806.08)	1,327,639.87	976,050.54
92922FWU8	4,811,650.60	-	4,811,650.60	4,670,390.57	(141,260.03)	4,670,390.57	3,243,919.64
92922FZF8	10,313,637.83	-	10,313,637.83	9,963,719.10	(349,918.73)	9,963,719.10	7,467,303.34
92925CBB7	5,120,972.13	-	5,120,972.13	5,058,558.70	(62,413.43)	5,058,558.70	3,535,425.05
92926SAE6	3,145,965.68	-	3,145,965.68	3,076,277.60	(69,688.08)	3,076,277.60	2,573,226.72
939336PT4	65,679.94	-	65,679.94	21,740.28	(43,939.66)	21,740.28	61,496.95
939336U35	1,758,275.27	-	1,758,275.27	1,720,040.22	(38,235.05)	1,720,040.22	1,819,234.99
939336X65	13,683,876.25	-	13,683,876.25	13,145,344.03	(538,532.22)	13,145,344.03	10,412,104.84
93934FHC9	10,339,448.82	-	10,339,448.82	10,120,432.78	(219,016.04)	10,120,432.78	6,211,494.25
93934FJQ6	19,266,145.77	-	19,266,145.77	19,003,975.87	(262,169.90)	19,003,975.87	11,360,421.15
93936JAM4	1,729.01	-	1,729.01	864.51	(864.50)	864.51	61,379.90
941034AD2	177,180.98	-	177,180.98	30,720.60	(146,460.38)	30,720.60	105,720.00
949775AC4	432,117.73	-	432,117.73	300,304.89	(131,812.84)	300,304.89	424,486.03
94981VAX5	1,180,397.18	-	1,180,397.18	1,173,574.31	(6,822.87)	1,173,574.31	1,175,928.82
94983CAJ6	20,750,754.03	-	20,750,754.03	20,056,492.24	(694,261.79)	20,056,492.24	20,004,332.78
94983EAH6	16,321,489.18	-	16,321,489.18	16,165,384.72	(156,104.46)	16,165,384.72	13,381,991.09
94983TAE0	12,465,453.87	-	12,465,453.87	12,376,506.12	(88,947.75)	12,376,506.12	11,193,989.73
94983YAQ2	5,185,412.71	-	5,185,412.71	4,872,833.42	(312,579.29)	4,872,833.42	4,438,067.58
L26479NN8	1,237,993.81	-	1,237,993.81	190,460.58	(1,047,533.23)	190,460.58	2,537,166.84
Totals	$1,471,905,695.71	$-	$1,471,905,695.71	$1,391,337,542.96	$(80,568,152.75)	$1,391,337,542.96	$1,015,645,802.04

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following lists impairments for loan-backed and structured securities for the three months ended December 31, 2009:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
00075WAB5	$392,914.51	$-	$392,914.51	$396,890.58	$3,976.07	$396,890.58	$390,925.02
004375CT6	9,408,193.30	-	9,408,193.30	8,562,534.09	(845,659.21)	8,562,534.09	4,783,498.94
00442GAD2	2,437,254.26	-	2,437,254.26	2,602,501.89	165,247.63	2,602,501.89	2,810,710.02
00442KAD3	4,412,473.61	-	4,412,473.61	4,278,160.00	(134,313.61)	4,278,160.00	3,239,750.54
007034AQ4	7,630,054.96	-	7,630,054.96	7,276,503.83	(353,551.13)	7,276,503.83	5,818,807.85
007036CE4	27,673.33	-	27,673.33	20,400.00	(7,273.33)	20,400.00	50,000.00
007036FB7	2,492,010.21	-	2,492,010.21	2,428,083.06	(63,927.15)	2,428,083.06	342,330.05
007036FY7	46,375.37	-	46,375.37	28,660.50	(17,714.87)	28,660.50	16,435.98
007036GB6	1,099,285.00	-	1,099,285.00	485,536.41	(613,748.59)	485,536.41	334,979.48
007037BK9	1,155,650.78	-	1,155,650.78	2,329,100.40	1,173,449.62	2,329,100.40	2,348,442.68
02146QAB9	16,240,391.54	-	16,240,391.54	16,015,900.25	(224,491.29)	16,015,900.25	9,877,931.55
02146TAQ0	18,632,146.52	-	18,632,146.52	18,310,000.00	(322,146.52)	18,310,000.00	16,689,902.25
02146YAD8	24,373,978.67	-	24,373,978.67	24,025,206.43	(348,772.24)	24,025,206.43	15,110,724.55
02147CAA1	10,872,095.79	-	10,872,095.79	10,865,188.19	(6,907.60)	10,865,188.19	6,604,821.67
02147DAB7	13,298,121.74	-	13,298,121.74	13,109,767.02	(188,354.72)	13,109,767.02	7,654,768.27
02147DAV3	2,278,949.00	-	2,278,949.00	2,659,475.64	380,526.64	2,659,475.64	1,973,882.50
02150MAB1	15,971,550.45	-	15,971,550.45	15,530,800.00	(440,750.45)	15,530,800.00	10,502,951.56
02660CAH3	679,469.69	-	679,469.69	321,326.38	(358,143.31)	321,326.38	235,266.88
02660TGN7	10,110,253.97	-	10,110,253.97	10,120,160.05	9,906.08	10,120,160.05	5,690,126.55
02660THA4	46,875.57	-	46,875.57	24,528.00	(22,347.57)	24,528.00	46,199.66
02660THL0	2,025,163.17	-	2,025,163.17	1,930,386.02	(94,777.15)	1,930,386.02	1,187,872.53
02660THT3	858,211.34	-	858,211.34	850,081.22	(8,130.12)	850,081.22	619,923.02
026929AD1	10,298,954.58	-	10,298,954.58	10,276,184.27	(22,770.31)	10,276,184.27	5,997,805.45
040104QN4	5,462,960.22	-	5,462,960.22	5,226,483.12	(236,477.10)	5,226,483.12	4,367,234.37
040104RV5	3,393,536.86	-	3,393,536.86	3,270,607.13	(122,929.73)	3,270,607.13	2,293,163.73
040104TF8	246,802.64	-	246,802.64	198,581.55	(48,221.09)	198,581.55	88,737.21
040104TG6	1,456,597.13	-	1,456,597.13	1,425,744.54	(30,852.59)	1,425,744.54	1,064,187.77
04012XAC9	586,310.20	-	586,310.20	319,925.46	(266,384.74)	319,925.46	216,293.42
05946XYB3	101,049.09	-	101,049.09	78,147.33	(22,901.76)	78,147.33	99,674.88
05948XPR6	2,082,465.13	-	2,082,465.13	557,100.77	(1,525,364.36)	557,100.77	1,231,958.53
05948XR52	474,971.01	-	474,971.01	91,470.39	(383,500.62)	91,470.39	188,272.14
05948XVH1	1,497,402.87	-	1,497,402.87	306,092.32	(1,191,310.55)	306,092.32	528,786.24
05948XVJ7	875,432.60	-	875,432.60	59,070.79	(816,361.81)	59,070.79	194,455.04
05949ALH1	2,910,262.88	-	2,910,262.88	2,855,947.26	(54,315.62)	2,855,947.26	2,746,262.47
05949AZG8	2,582,766.65	-	2,582,766.65	2,576,970.81	(5,795.84)	2,576,970.81	2,207,564.74
05950DAA8	12,267,524.43	-	12,267,524.43	12,223,571.80	(43,952.63)	12,223,571.80	9,373,865.03
07325VAG9	2,691,014.91	-	2,691,014.91	2,754,647.19	63,632.28	2,754,647.19	2,386,917.47
07384YNJ1	1,567,883.79	-	1,567,883.79	1,456,356.93	(111,526.86)	1,456,356.93	1,508,651.85
07384YPP5	4,596,090.24	-	4,596,090.24	3,674,174.67	(921,915.57)	3,674,174.67	999,108.79
073852AD7	2,164,167.52	-	2,164,167.52	1,934,225.00	(229,942.52)	1,934,225.00	1,185,850.00
07386HCM1	1,410,030.52	-	1,410,030.52	1,056,536.60	(353,493.92)	1,056,536.60	706,759.77
07386HCP4	184,720.16	-	184,720.16	39,486.65	(145,233.51)	39,486.65	69,911.61
07386HEN7	795,472.39	-	795,472.39	82,841.96	(712,630.43)	82,841.96	167,872.33
07386HHW4	28,412.44	-	28,412.44	23,711.51	(4,700.93)	23,711.51	118,363.69
07386HJL6	383,091.71	-	383,091.71	153,449.10	(229,642.61)	153,449.10	282,792.72
07386HLU3	9,848.96	-	9,848.96	8,937.40	(911.56)	8,937.40	68,639.21
07386HTQ4	415,178.41	-	415,178.41	250,591.67	(164,586.74)	250,591.67	347,054.18
073879PA0	1,795,558.69	-	1,795,558.69	1,668,300.00	(127,258.69)	1,668,300.00	661,470.00
073879QF8	1,097,646.34	-	1,097,646.34	1,108,896.41	11,250.07	1,108,896.41	629,200.12
073879Z92	11,677,483.85	-	11,677,483.85	11,388,410.35	(289,073.50)	11,388,410.35	3,777,103.02
07387AFA8	377,451.26	-	377,451.26	108,445.71	(269,005.55)	108,445.71	219,172.61
07387UHB0	2,977.83	-	2,977.83	-	(2,977.83)	-	9,898.61
07388UAB6	1,532,487.32	-	1,532,487.32	1,506,514.36	(25,972.96)	1,506,514.36	1,323,491.65
07389LAA7	854,961.17	-	854,961.17	851,520.28	(3,440.89)	851,520.28	759,409.75
07389PAY6	354,984.94	-	354,984.94	293,211.80	(61,773.14)	293,211.80	285,271.62
07389VAA5	1,725,560.82	-	1,725,560.82	1,715,357.28	(10,203.54)	1,715,357.28	1,617,545.00
07400XAB4	3,600,099.61	-	3,600,099.61	3,429,090.00	(171,009.61)	3,429,090.00	1,712,050.20
07401EAA7	10,274,180.08	-	10,274,180.08	10,365,076.78	90,896.70	10,365,076.78	8,625,676.27
07401LAA1	15,877,589.54	-	15,877,589.54	15,533,760.67	(343,828.87)	15,533,760.67	9,168,168.09
07401LAQ6	4,389,861.34	-	4,389,861.34	4,162,869.65	(226,991.69)	4,162,869.65	2,452,575.10
07401LAU7	(5,586.31)	-	(5,586.31)	-	5,586.31	-	-
07820QAY1	17,991,396.58	-	17,991,396.58	17,874,223.26	(117,173.32)	17,874,223.26	12,522,069.85
078446AB7	166,400.00	-	166,400.00	158,000.00	(8,400.00)	158,000.00	158,000.00
12489WQE7	1,538,342.85	-	1,538,342.85	1,345,000.00	(193,342.85)	1,345,000.00	927,180.00
12489WQH0	103,752.46	-	103,752.46	46,000.00	(57,752.46)	46,000.00	88,533.52
1248MEAE9	1,353,070.11	-	1,353,070.11	1,200,600.00	(152,470.11)	1,200,600.00	1,125,220.73
1248MEAG4	955,591.98	-	955,591.98	943,054.18	(12,537.80)	943,054.18	980,168.04
1248RHAD9	4,642,110.21	-	4,642,110.21	4,350,796.19	(291,314.02)	4,350,796.19	2,686,481.24
12498NAB9	1,296,327.42	-	1,296,327.42	1,300,043.64	3,716.22	1,300,043.64	1,022,226.52
12567AAF4	469,562.67	-	469,562.67	464,059.25	(5,503.42)	464,059.25	705,163.45
12629EAK1	16,909.19	-	16,909.19	8,122.99	(8,786.20)	8,122.99	44,561.95
12638PAL3	1,058.97	-	1,058.97	889.65	(169.32)	889.65	7,735.64
126670JD1	1,422,556.94	-	1,422,556.94	1,345,460.94	(77,096.00)	1,345,460.94	1,209,221.78

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
126670KN7	$1,882,551.51	$-	$1,882,551.51	$1,819,500.00	$(63,051.51)	$1,819,500.00	$828,559.17
126670LP1	5,761,620.57	-	5,761,620.57	4,200,800.00	(1,560,820.57)	4,200,800.00	2,006,123.20
126670WT1	5,049,493.61	-	5,049,493.61	5,048,456.17	(1,037.44)	5,048,456.17	3,955,237.36
12667F2A2	107,950.75	-	107,950.75	81,501.98	(26,448.77)	81,501.98	57,031.63
12667GR62	12,034,217.30	-	12,034,217.30	12,073,212.23	38,994.93	12,073,212.23	7,916,470.73
12667GRW5	799,879.55	-	799,879.55	797,958.85	(1,920.70)	797,958.85	404,879.54
12667GS20	15,311,868.14	-	15,311,868.14	15,354,951.99	43,083.85	15,354,951.99	8,628,835.58
12667GWF6	9,652,027.05	-	9,652,027.05	9,489,259.99	(162,767.06)	9,489,259.99	4,902,737.70
12667NAC2	251,911.17	-	251,911.17	249,866.00	(2,045.17)	249,866.00	218,280.00
12668A3Q6	9,699,104.28	-	9,699,104.28	9,668,991.25	(30,113.03)	9,668,991.25	3,546,923.33
12668A3V5	6,673.14	-	6,673.14	5,302.70	(1,370.44)	5,302.70	30,555.79
12668A4B8	16,977,160.10	-	16,977,160.10	16,673,192.76	(303,967.34)	16,673,192.76	8,866,596.30
12668A4G7	15,366.29	-	15,366.29	13,010.94	(2,355.35)	13,010.94	68,978.49
12668ACZ6	4,065,168.53	-	4,065,168.53	4,050,696.56	(14,471.97)	4,050,696.56	2,424,715.75
12668AEV3	13,357,271.07	-	13,357,271.07	13,287,158.65	(70,112.42)	13,287,158.65	7,744,665.35
12668APF6	397,190.95	-	397,190.95	435,894.80	38,703.85	435,894.80	508,677.53
12668AWQ4	3,410.61	-	3,410.61	3,185.74	(224.87)	3,185.74	29,978.75
12668BAU7	198,182.44	-	198,182.44	158,915.95	(39,266.49)	158,915.95	206,969.20
12668BB77	26,825,369.39	-	26,825,369.39	26,552,823.77	(272,545.62)	26,552,823.77	16,278,170.18
12668BDR1	9,544.23	-	9,544.23	8,262.10	(1,282.13)	8,262.10	65,796.36
126694F86	2,247.30	-	2,247.30	1,534.92	(712.38)	1,534.92	18,129.36
126694YM4	3,906,587.42	-	3,906,587.42	3,782,512.07	(124,075.35)	3,782,512.07	1,932,468.84
126694YW2	3,829.91	-	3,829.91	2,948.00	(881.91)	2,948.00	41,491.76
126694ZB7	14,982.76	-	14,982.76	10,500.00	(4,482.76)	10,500.00	57,324.50
126694ZD3	1,305.16	-	1,305.16	1,177.20	(127.96)	1,177.20	6,312.54
12669D3C0	511,405.49	-	511,405.49	486,445.28	(24,960.21)	486,445.28	264,997.60
12669E6K7	1,275,099.03	-	1,275,099.03	607,888.89	(667,210.14)	607,888.89	920,106.92
12669EH33	228,927.15	-	228,927.15	242,713.34	13,786.19	242,713.34	233,043.73
12669EJ56	270,811.58	-	270,811.58	24,997.89	(245,813.69)	24,997.89	61,567.92
12669FVD2	1,007,377.18	-	1,007,377.18	999,911.94	(7,465.24)	999,911.94	981,585.71
12669FXR9	653,960.69	-	653,960.69	641,741.88	(12,218.81)	641,741.88	425,790.53
12669GKH3	14,665,275.18	-	14,665,275.18	14,590,699.61	(74,575.57)	14,590,699.61	10,100,291.01
12669GMS7	313,009.05	-	313,009.05	299,972.64	(13,036.41)	299,972.64	179,157.58
12669GPB1	14,601.77	-	14,601.77	14,549.74	(52.03)	14,549.74	53,564.67
12669GRM5	3,081,233.74	-	3,081,233.74	3,352,603.86	271,370.12	3,352,603.86	1,882,027.27
12669GRQ6	9,109,436.68	-	9,109,436.68	8,824,803.62	(284,633.06)	8,824,803.62	5,379,170.19
12669GTV3	421,794.46	-	421,794.46	420,982.68	(811.78)	420,982.68	230,737.93
12669GUR0	4,179,563.69	-	4,179,563.69	4,148,210.13	(31,353.56)	4,148,210.13	2,417,636.96
12669UBB5	497,411.54	-	497,411.54	493,894.86	(3,516.68)	493,894.86	491,696.29
17307GH76	397,457.47	-	397,457.47	382,054.30	(15,403.17)	382,054.30	266,796.74
17307GH84	128,097.34	-	128,097.34	107,648.21	(20,449.13)	107,648.21	107,719.90
17307GN79	64,434.59	-	64,434.59	(6,343.76)	(70,778.35)	(6,343.76)	91,934.55
17309CAL9	7,182.19	-	7,182.19	-	(7,182.19)	-	24,758.15
17309MAF0	58,628.93	-	58,628.93	43,394.40	(15,234.53)	43,394.40	57,177.44
17309NAH4	373,732.49	-	373,732.49	334,800.00	(38,932.49)	334,800.00	1,298,044.40
17309QAM6	4,197.12	-	4,197.12	3,000.00	(1,197.12)	3,000.00	9,824.40
17309RAM4	10,591.41	-	10,591.41	5,869.13	(4,722.28)	5,869.13	55,161.47
17309SAM2	2,553.02	-	2,553.02	1,448.00	(1,105.02)	1,448.00	2,452.48
17309YAJ6	25,648.97	-	25,648.97	3,103.02	(22,545.95)	3,103.02	97,677.60
17309YAK3	2,055.84	-	2,055.84	-	(2,055.84)	-	18,843.16
17310UAE2	4,863.91	-	4,863.91	3,149.20	(1,714.71)	3,149.20	37,856.60
22540V3F7	2,411,427.95	-	2,411,427.95	2,321,586.20	(89,841.75)	2,321,586.20	1,248,566.68
22540V5D0	87,109.83	-	87,109.83	77,223.00	(9,886.83)	77,223.00	74,577.85
22541N5E5	1,341,369.91	-	1,341,369.91	429,412.25	(911,957.66)	429,412.25	681,963.97
22541NR68	91,777.21	-	91,777.21	64,007.81	(27,769.40)	64,007.81	36,806.33
22541Q4M1	1,243,941.82	-	1,243,941.82	951,213.77	(292,728.05)	951,213.77	606,698.16
22541QA44	1,590,638.83	-	1,590,638.83	1,124,084.31	(466,554.52)	1,124,084.31	674,486.19
22541QDA7	1,002,335.52	-	1,002,335.52	902,832.43	(99,503.09)	902,832.43	551,737.51
22541QDB5	498,362.48	-	498,362.48	179,078.08	(319,284.40)	179,078.08	293,133.14
22541QJR4	557,142.26	-	557,142.26	160,749.67	(396,392.59)	160,749.67	231,142.96
22541QV25	694,071.00	-	694,071.00	33,535.67	(660,535.33)	33,535.67	88,578.43
22541SRZ3	4,975.02	-	4,975.02	-	(4,975.02)	-	57,754.68
2254W0KK0	(114,853.15)	-	(114,853.15)	9,127.39	123,980.54	9,127.39	145,406.11
22943HAD8	12,658,026.12	-	12,658,026.12	11,979,500.00	(678,526.12)	11,979,500.00	3,107,109.00
23242TAB2	3,876,054.68	-	3,876,054.68	3,667,644.39	(208,410.29)	3,667,644.39	3,482,624.36
23243AAD8	1,268,803.87	-	1,268,803.87	1,258,403.49	(10,400.38)	1,258,403.49	762,487.54
23244LAB7	2,921,778.81	-	2,921,778.81	2,692,489.24	(229,289.57)	2,692,489.24	2,917,292.00
23245QAA7	2,568,138.12	-	2,568,138.12	2,562,342.02	(5,796.10)	2,562,342.02	1,698,820.61
23248AAJ0	1,208,310.57	-	1,208,310.57	1,157,582.75	(50,727.82)	1,157,582.75	1,035,893.64
23332UAS3	199,348.78	-	199,348.78	188,388.88	(10,959.90)	188,388.88	64,507.98
23332UCM4	628,465.64	-	628,465.64	627,691.34	(774.30)	627,691.34	392,394.03
251508AB3	10,150,913.78	-	10,150,913.78	9,685,446.31	(465,467.47)	9,685,446.31	5,756,383.64
25150PAD1	738.34	-	738.34	537.08	(201.26)	537.08	779.86
251510HS5	12,076,035.59	-	12,076,035.59	11,980,270.70	(95,764.89)	11,980,270.70	8,391,267.44
25151AAA9	6,156,622.27	-	6,156,622.27	5,886,248.70	(270,373.57)	5,886,248.70	3,673,969.96
251563DR0	32,476.26	-	32,476.26	17,900.81	(14,575.45)	17,900.81	97,307.20
26441EAC5	284,250.00	-	284,250.00	251,750.00	(32,500.00)	251,750.00	250,000.00
26441NAA9	16,200.00	-	16,200.00	-	(16,200.00)	-	-

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
26441NAB7	$10,800.00	$-	$10,800.00	$-	$(10,800.00)	$-	$-
30251YAB4	9,121,482.29	-	9,121,482.29	9,096,257.47	(25,224.82)	9,096,257.47	6,851,854.85
32051DQ62	1,061,091.21	-	1,061,091.21	388,057.22	(673,033.99)	388,057.22	453,199.81
32051DRA2	109,062.39	-	109,062.39	106,337.62	(2,724.77)	106,337.62	99,813.99
32051GBV6	187,895.70	-	187,895.70	126,531.75	(61,363.95)	126,531.75	146,678.33
32051GCF0	192,738.63	-	192,738.63	50,620.75	(142,117.88)	50,620.75	92,555.98
32051GVN2	3,158,791.63	-	3,158,791.63	3,062,503.01	(96,288.62)	3,062,503.01	3,041,436.06
32051GZS7	6,908,445.51	-	6,908,445.51	6,874,600.00	(33,845.51)	6,874,600.00	5,970,500.80
32056CAH2	17,195,946.42	-	17,195,946.42	17,168,868.00	(27,078.42)	17,168,868.00	12,910,676.34
32113JAA3	713,670.08	-	713,670.08	711,792.32	(1,877.76)	711,792.32	374,625.04
35729RAE6	7,103,874.77	-	7,103,874.77	6,989,036.57	(114,838.20)	6,989,036.57	6,175,384.09
35952Z007	8,065,469.65	-	8,065,469.65	5,923,357.50	(2,142,112.15)	5,923,357.50	2,685,858.70
35952Z023	6,509,562.82	-	6,509,562.82	4,511,207.33	(1,998,355.49)	4,511,207.33	2,071,187.74
35952Z031	6,890,943.12	-	6,890,943.12	4,688,529.86	(2,202,413.26)	4,688,529.86	2,036,793.37
35952Z049	5,920,336.51	-	5,920,336.51	4,383,058.82	(1,537,277.69)	4,383,058.82	1,719,720.00
35952Z056	6,015,993.51	-	6,015,993.51	4,285,422.23	(1,730,571.28)	4,285,422.23	1,640,899.51
35952Z064	6,114,977.70	-	6,114,977.70	4,622,032.20	(1,492,945.50)	4,622,032.20	1,736,917.20
35952ZA06	11,259,327.98	-	11,259,327.98	12,498,712.40	1,239,384.42	12,498,712.40	4,604,527.38
35952ZA14	525,997.04	-	525,997.04	581,463.24	55,466.20	581,463.24	206,481.07
35952ZA22	879,036.26	-	879,036.26	891,667.03	12,630.77	891,667.03	319,638.64
36228FWU6	1,772,489.98	-	1,772,489.98	1,666,967.85	(105,522.13)	1,666,967.85	862,761.89
362334EB6	9,599,991.93	-	9,599,991.93	9,320,003.40	(279,988.53)	9,320,003.40	7,490,942.58
36242D3Z4	57,525.76	-	57,525.76	38,760.00	(18,765.76)	38,760.00	35,757.60
36242DGA5	130,459.06	-	130,459.06	72,347.83	(58,111.23)	72,347.83	68,110.75
362437AC9	2,400,982.68	-	2,400,982.68	2,435,483.10	34,500.42	2,435,483.10	1,994,990.42
362480AD7	16,297,435.82	-	16,297,435.82	15,919,814.77	(377,621.05)	15,919,814.77	8,176,528.40
39538RBB4	13,683,066.88	-	13,683,066.88	13,663,955.41	(19,111.47)	13,663,955.41	7,674,341.82
39538WBH0	12,049.27	-	12,049.27	8,462.30	(3,586.97)	8,462.30	19,127.00
39539GAA0	5,437,538.55	-	5,437,538.55	5,402,943.73	(34,594.82)	5,402,943.73	3,151,642.90
40430HAJ7	68,648.39	-	68,648.39	25,350.40	(43,297.99)	25,350.40	61,780.60
40430HBH0	6,438.06	-	6,438.06	2,850.00	(3,588.06)	2,850.00	7,418.85
40430HBJ6	575.14	-	575.14	-	(575.14)	-	1,578.67
40430HCQ9	3,267.41	-	3,267.41	2,200.00	(1,067.41)	2,200.00	11,853.80
40430HEB0	40,225.13	-	40,225.13	32,045.00	(8,180.13)	32,045.00	72,018.60
40430HFL7	1,906,241.76	-	1,906,241.76	1,905,800.00	(441.76)	1,905,800.00	1,430,500.00
40430MAB3	417,243.03	-	417,243.03	464,426.75	47,183.72	464,426.75	352,134.61
40431HAT4	(1,243.19)	-	(1,243.19)	84.55	1,327.74	84.55	23,686.62
40431KAE0	5,616,940.27	-	5,616,940.27	5,404,731.70	(212,208.57)	5,404,731.70	5,004,585.48
40431KAL4	247.98	-	247.98	115.03	(132.95)	115.03	9,863.13
40431RAN5	7,087.43	-	7,087.43	4,200.00	(2,887.43)	4,200.00	40,650.00
40431XAF9	1,186,537.22	-	1,186,537.22	1,159,500.00	(27,037.22)	1,159,500.00	2,549,782.00
41161PA86	1,932,863.68	-	1,932,863.68	1,946,607.10	13,743.42	1,946,607.10	1,579,448.32
41161PH55	2,308.18	-	2,308.18	1,361.08	(947.10)	1,361.08	34,968.16
41161PHC0	8,684,339.77	-	8,684,339.77	8,650,857.66	(33,482.11)	8,650,857.66	6,046,837.12
41161PHU0	8,248,074.03	-	8,248,074.03	8,260,672.16	12,598.13	8,260,672.16	6,028,918.93
41161PHZ9	105,317.98	-	105,317.98	49,376.44	(55,941.54)	49,376.44	169,736.74
41161PKH5	703,592.11	-	703,592.11	693,970.59	(9,621.52)	693,970.59	369,720.57
41161PL43	21,312,175.88	-	21,312,175.88	21,067,464.83	(244,711.05)	21,067,464.83	13,010,953.08
41161PLR2	13,570,563.22	-	13,570,563.22	13,553,010.79	(17,552.43)	13,553,010.79	8,267,824.75
41161PMG5	16,528,742.13	-	16,528,742.13	16,420,663.89	(108,078.24)	16,420,663.89	9,831,420.53
41161PQU0	14,247,339.00	-	14,247,339.00	14,119,857.84	(127,481.16)	14,119,857.84	8,182,334.16
41161PSC8	9,057.18	-	9,057.18	(11,726.62)	(20,783.80)	(11,726.62)	94,792.19
41161PTN3	2,352,983.33	-	2,352,983.33	2,338,387.78	(14,595.55)	2,338,387.78	1,286,123.03
41161PTP8	860,946.29	-	860,946.29	795,970.32	(64,975.97)	795,970.32	461,410.28
41161PWB5	7,640,228.26	-	7,640,228.26	7,589,704.81	(50,523.45)	7,589,704.81	4,265,834.61
41161PXH1	883,571.47	-	883,571.47	865,233.01	(18,338.46)	865,233.01	530,313.95
41164LAB5	16,324,343.45	-	16,324,343.45	16,026,074.34	(298,269.11)	16,026,074.34	8,166,968.73
43739EAP2	21,270,837.01	-	21,270,837.01	21,234,151.29	(36,685.72)	21,234,151.29	11,958,425.86
43739EBJ5	9,849,040.21	-	9,849,040.21	9,836,426.12	(12,614.09)	9,836,426.12	7,050,584.45
43739EBS5	9,761,473.92	-	9,761,473.92	9,739,688.58	(21,785.34)	9,739,688.58	7,491,729.31
44328AAB6	72,387.91	-	72,387.91	68,804.39	(3,583.52)	68,804.39	82,413.19
45254NHV2	351,070.12	-	351,070.12	350,054.35	(1,015.77)	350,054.35	118,198.60
45254NKK2	1,662.13	-	1,662.13	(4,540.56)	(6,202.69)	(4,540.56)	59,521.89
45254NNP8	14,514,889.48	-	14,514,889.48	14,347,261.74	(167,627.74)	14,347,261.74	9,219,523.58
45254NPA9	16,488,639.41	-	16,488,639.41	16,545,405.79	56,766.38	16,545,405.79	11,378,134.66
45254NPG6	1,326,995.88	-	1,326,995.88	1,319,430.88	(7,565.00)	1,319,430.88	726,877.60
45254NPU5	5,842,116.51	-	5,842,116.51	5,842,706.05	589.54	5,842,706.05	3,342,705.65
45254TSM7	4,706,017.40	-	4,706,017.40	4,671,005.96	(35,011.44)	4,671,005.96	1,902,063.76
452570AA2	78,979.72	-	78,979.72	69,313.68	(9,666.04)	69,313.68	56,900.86
45257EAA2	4,858,654.29	-	4,858,654.29	4,744,758.79	(113,895.50)	4,744,758.79	2,146,887.55
45660L4P1	57,105.29	-	57,105.29	1,487.39	(55,617.90)	1,487.39	2,974.77
45660LGX1	55,462.51	-	55,462.51	26,390.73	(29,071.78)	26,390.73	44,753.20
45660LR84	17,959.47	-	17,959.47	314.71	(17,644.76)	314.71	125,577.31
45660LVD8	29,293.49	-	29,293.49	20,639.38	(8,654.11)	20,639.38	32,388.63
45660LW96	4,198,962.53	-	4,198,962.53	3,976,700.61	(222,261.92)	3,976,700.61	2,275,550.77
45660LWD7	3,585,120.26	-	3,585,120.26	3,648,215.73	63,095.47	3,648,215.73	2,987,251.47
45660LYW3	5,093,081.02	-	5,093,081.02	4,859,106.65	(233,974.37)	4,859,106.65	2,460,258.47
45660N5H4	6,940,643.73	-	6,940,643.73	6,872,107.52	(68,536.21)	6,872,107.52	4,951,097.58

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
45660NRB3	$1,046,779.44	$-	$1,046,779.44	$956,329.19	$(90,450.25)	$956,329.19	$549,296.43
45661LAG3	6,278,951.15	-	6,278,951.15	6,219,245.94	(59,705.21)	6,219,245.94	3,878,668.50
45662BAJ8	117,708.71	-	117,708.71	52,382.87	(65,325.84)	52,382.87	96,349.55
45664BAE7	31,930.23	-	31,930.23	19,321.22	(12,609.01)	19,321.22	59,107.26
45667QAJ0	9,023.13	-	9,023.13	-	(9,023.13)	-	22,839.71
45667WAA6	5,365,903.21	-	5,365,903.21	5,411,747.26	45,844.05	5,411,747.26	3,202,501.98
45667WAC2	547,486.67	-	547,486.67	763,285.49	215,798.82	763,285.49	615,123.57
45668WAE7	400,512.99	-	400,512.99	314,114.04	(86,398.95)	314,114.04	661,985.18
464126BW0	598,566.21	-	598,566.21	111,704.79	(486,861.42)	111,704.79	320,035.54
46412AAD4	4,121,977.45	-	4,121,977.45	4,101,600.00	(20,377.45)	4,101,600.00	3,652,259.00
466247NC3	671,953.93	-	671,953.93	547,381.34	(124,572.59)	547,381.34	511,342.55
466247UG6	3,233,027.72	-	3,233,027.72	3,098,218.17	(134,809.55)	3,098,218.17	2,561,267.89
466247XE8	7,272,359.33	-	7,272,359.33	7,264,895.35	(7,463.98)	7,264,895.35	4,755,810.49
46626CBS8	499,730.40	-	499,730.40	490,727.81	(9,002.59)	490,727.81	912,998.60
466284AG1	37.46	-	37.46	32.45	(5.01)	32.45	28.75
466286AH4	307.91	-	307.91	217.20	(90.71)	217.20	484.46
46629QAR7	13,880.46	-	13,880.46	3,800.00	(10,080.46)	3,800.00	34,136.00
46629QAU0	1,464,528.27	-	1,464,528.27	1,404,150.00	(60,378.27)	1,404,150.00	1,106,352.50
46629TAP5	15,869.93	-	15,869.93	10,800.00	(5,069.93)	10,800.00	73,142.00
46630KAA4	1,602,207.06	-	1,602,207.06	1,530,732.32	(71,474.74)	1,530,732.32	1,317,540.34
525221CD7	716,769.44	-	716,769.44	484,971.00	(231,798.44)	484,971.00	90,215.24
525221CE5	289.33	-	289.33	-	(289.33)	-	7,854.89
525221DV6	3,449.65	-	3,449.65	2,394.94	(1,054.71)	2,394.94	86,338.90
525221FE2	7,720.86	-	7,720.86	3,363.20	(4,357.66)	3,363.20	12,358.50
525221JA6	116,346.84	-	116,346.84	81,030.00	(35,316.84)	81,030.00	406,247.24
525226AL0	1,055,302.54	-	1,055,302.54	997,957.40	(57,345.14)	997,957.40	102,952.50
525229AG5	1,931,253.09	-	1,931,253.09	1,680,020.00	(251,233.09)	1,680,020.00	1,273,802.56
52524VAG4	14,474,664.81	-	14,474,664.81	14,416,315.57	(58,349.24)	14,416,315.57	8,784,292.16
52524YAF0	13,450,949.29	-	13,450,949.29	13,386,690.17	(64,259.12)	13,386,690.17	7,263,302.75
55027AAU4	6,219,823.70	-	6,219,823.70	6,105,504.94	(114,318.76)	6,105,504.94	3,131,646.74
56119LAG8	1,531,598.40	-	1,531,598.40	1,186,038.30	(345,560.10)	1,186,038.30	214,965.00
576433FP6	771,580.52	-	771,580.52	716,828.32	(54,752.20)	716,828.32	213,700.43
576433GW0	2,295,240.95	-	2,295,240.95	1,556,877.33	(738,363.62)	1,556,877.33	646,036.06
57643LMP8	1,993,072.89	-	1,993,072.89	1,947,900.00	(45,172.89)	1,947,900.00	1,002,042.90
576444AA1	(779.62)	-	(779.62)	-	779.62	-	-
5899293W6	1,807,333.19	-	1,807,333.19	1,786,708.53	(20,624.66)	1,786,708.53	944,289.17
589929E87	1,448,488.04	-	1,448,488.04	1,279,493.11	(168,994.93)	1,279,493.11	837,606.22
589929P69	830,665.30	-	830,665.30	478,173.69	(352,491.61)	478,173.69	461,485.74
589929X29	5,532,994.49	-	5,532,994.49	5,493,059.31	(39,935.18)	5,493,059.31	3,800,413.69
59020UQ57	3,596,606.83	-	3,596,606.83	3,585,447.04	(11,159.79)	3,585,447.04	1,908,268.00
590212AB2	253,386.47	-	253,386.47	248,375.12	(5,011.35)	248,375.12	255,826.54
59023FAA3	176,165.41	-	176,165.41	130,914.20	(45,251.21)	130,914.20	132,099.73
59023WAG3	32,000.47	-	32,000.47	21,300.00	(10,700.47)	21,300.00	36,446.40
59024UAB7	1,566,860.27	-	1,566,860.27	1,598,526.69	31,666.42	1,598,526.69	1,515,062.94
617451DQ9	10,030,791.45	-	10,030,791.45	9,954,962.94	(75,828.51)	9,954,962.94	8,429,423.39
61748HRF0	2,763.46	-	2,763.46	-	(2,763.46)	-	91.39
61750FAE0	739,608.63	-	739,608.63	679,675.00	(59,933.63)	679,675.00	541,904.34
61751JAQ4	24,575.78	-	24,575.78	13,759.20	(10,816.58)	13,759.20	47,797.93
617526AE8	330,663.44	-	330,663.44	313,885.00	(16,778.44)	313,885.00	247,384.92
61753VAG7	1,369.53	-	1,369.53	960.00	(409.53)	960.00	3,245.84
61755FAE5	13,795.30	-	13,795.30	6,720.00	(7,075.30)	6,720.00	41,503.98
61757MAB4	2,416,976.44	-	2,416,976.44	2,191,534.85	(225,441.59)	2,191,534.85	2,104,833.35
61915RAZ9	(48,861.61)	-	(48,861.61)	(99,571.12)	(50,709.51)	(99,571.12)	21,658.12
61915RBB1	8,041,934.45	-	8,041,934.45	7,966,617.83	(75,316.62)	7,966,617.83	5,094,346.85
638728AC9	2,529,371.10	-	2,529,371.10	2,436,780.50	(92,590.60)	2,436,780.50	1,983,431.19
64352VPC9	13,538.07	-	13,538.07	7,000.00	(6,538.07)	7,000.00	9,830.40
64352VQR5	7,173,253.21	-	7,173,253.21	6,896,118.38	(277,134.83)	6,896,118.38	6,400,272.64
65106FAB8	12,246,548.33	-	12,246,548.33	11,793,326.27	(453,222.06)	11,793,326.27	8,280,989.02
65106FAG7	393,807.29	-	393,807.29	204,425.00	(189,382.29)	204,425.00	693,283.63
65535VEY0	439,294.57	-	439,294.57	330,026.26	(109,268.31)	330,026.26	649,249.81
65535VLQ9	10,002.24	-	10,002.24	7,670.51	(2,331.73)	7,670.51	53,267.93
65535VPK8	1,862.16	-	1,862.16	-	(1,862.16)	-	6,932.41
65535VSQ2	19,886.90	-	19,886.90	7,198.79	(12,688.11)	7,198.79	38,984.74
65535VUS5	2,700,789.29	-	2,700,789.29	2,764,641.09	63,851.80	2,764,641.09	2,166,578.74
65537BAG5	66,290.17	-	66,290.17	45,150.00	(21,140.17)	45,150.00	161,976.15
65538DAA3	3,587,773.52	-	3,587,773.52	3,545,133.47	(42,640.05)	3,545,133.47	2,582,862.12
66987WDE4	2,625,510.75	-	2,625,510.75	2,428,800.00	(196,710.75)	2,428,800.00	1,196,770.74
669884AF5	19,285.80	-	19,285.80	11,250.00	(8,035.80)	11,250.00	20,330.50
68389FBW3	33,467.51	-	33,467.51	32,514.84	(952.67)	32,514.84	26,461.32
69121PDE0	337,904.52	-	337,904.52	330,332.54	(7,571.98)	330,332.54	342,386.82
74922MAB7	11,431,419.30	-	11,431,419.30	12,060,094.72	628,675.42	12,060,094.72	6,799,658.99
74922MAC5	1,608,236.42	-	1,608,236.42	1,589,031.34	(19,205.08)	1,589,031.34	938,655.75
74924YAH6	18,269.99	-	18,269.99	8,550.00	(9,719.99)	8,550.00	18,488.81
74951PBT4	5,484,649.92	-	5,484,649.92	2,882,847.76	(2,601,802.16)	2,882,847.76	3,317,692.94
74951PBV9	1,236,488.82	-	1,236,488.82	367,538.91	(868,949.91)	367,538.91	634,193.57
75114NAA2	12,415,475.64	-	12,415,475.64	12,592,378.28	176,902.64	12,592,378.28	7,078,169.46
75114NAB0	4,382,484.62	-	4,382,484.62	4,341,810.74	(40,673.88)	4,341,810.74	2,673,649.69
75156XAC5	1,406,146.85	-	1,406,146.85	1,330,200.00	(75,946.85)	1,330,200.00	899,292.00
75405KAG3	16,425.07	-	16,425.07	12,300.00	(4,125.07)	12,300.00	75,213.00

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
75970JAL0	$61,163.35	$-	$61,163.35	$48,650.00	$(12,513.35)	$48,650.00	$92,067.50
75971EAK2	101,429.40	-	101,429.40	89,250.00	(12,179.40)	89,250.00	247,528.76
76110GJ85	3,864,459.70	-	3,864,459.70	3,665,252.74	(199,206.96)	3,665,252.74	3,061,346.35
76110GTL5	1,463,336.67	-	1,463,336.67	1,300,907.44	(162,429.23)	1,300,907.44	1,302,525.24
76110H4M8	288,079.24	-	288,079.24	294,469.45	6,390.21	294,469.45	165,342.19
76110H5D7	4,105.91	-	4,105.91	-	(4,105.91)	-	8,182.00
76110HKX6	7,893,012.90	-	7,893,012.90	6,186,611.22	(1,706,401.68)	6,186,611.22	4,372,713.03
76110HKY4	1,278,603.06	-	1,278,603.06	508,627.13	(769,975.93)	508,627.13	472,017.62
76110W4J2	9,281.19	-	9,281.19	5,900.00	(3,381.19)	5,900.00	15,173.50
761118FM5	11,578,199.50	-	11,578,199.50	11,351,800.46	(226,399.04)	11,351,800.46	8,055,693.27
761118FQ6	(5,394.10)	-	(5,394.10)	684.04	6,078.14	684.04	815.88
761118LA4	89,364.47	-	89,364.47	19,128.92	(70,235.55)	19,128.92	53,689.56
761118NN4	11,750,031.34	-	11,750,031.34	11,683,514.47	(66,516.87)	11,683,514.47	6,831,233.12
761118RJ9	584,954.38	-	584,954.38	586,526.40	1,572.02	586,526.40	294,944.40
761118WP9	14,619,263.04	-	14,619,263.04	14,876,489.48	257,226.44	14,876,489.48	8,313,574.28
761118WS3	383.75	-	383.75	227.01	(156.74)	227.01	225.89
76112B4M9	2,439,020.27	-	2,439,020.27	2,404,349.19	(34,671.08)	2,404,349.19	2,019,551.99
76112BK66	11,985.79	-	11,985.79	6,300.00	(5,685.79)	6,300.00	10,654.50
76112BN55	24,080.01	-	24,080.01	14,400.00	(9,680.01)	14,400.00	16,935.00
76113ABJ9	1,388,640.81	-	1,388,640.81	1,337,600.00	(51,040.81)	1,337,600.00	859,889.60
79549ASM2	528,733.61	-	528,733.61	529,063.44	329.83	529,063.44	353,400.35
79549AYA1	1,746,028.85	-	1,746,028.85	1,703,857.90	(42,170.95)	1,703,857.90	778,101.18
79549AYB9	218,187.22	-	218,187.22	187,191.41	(30,995.81)	187,191.41	96,687.17
81377EAA2	202,504.30	-	202,504.30	186,651.28	(15,853.02)	186,651.28	187,847.34
81378EAA1	4,708,051.44	-	4,708,051.44	4,553,938.28	(154,113.16)	4,553,938.28	3,378,267.41
81379EAA0	618,582.45	-	618,582.45	592,323.58	(26,258.87)	592,323.58	493,421.15
81744DAD4	15,718.69	-	15,718.69	6,858.21	(8,860.48)	6,858.21	383,641.06
81879MAX7	52,295.44	-	52,295.44	31,371.60	(20,923.84)	31,371.60	57,163.88
84752CAE7	1,739,762.41	-	1,739,762.41	1,694,120.80	(45,641.61)	1,694,120.80	737,746.90
863572F99	587,916.59	-	587,916.59	510,742.13	(77,174.46)	510,742.13	587,374.29
863579DV7	1,068,600.51	-	1,068,600.51	1,010,289.20	(58,311.31)	1,010,289.20	167,669.35
863579DX3	127,318.68	-	127,318.68	84,995.11	(42,323.57)	84,995.11	32,006.02
863579GG7	151,897.55	-	151,897.55	54,661.92	(97,235.63)	54,661.92	73,424.24
863579GJ1	17,924.39	-	17,924.39	4,252.65	(13,671.74)	4,252.65	11,790.55
863579YR3	9,668,608.41	-	9,668,608.41	9,682,436.26	13,827.85	9,682,436.26	6,454,932.31
86358BAH5	11,444.36	-	11,444.36	7,600.00	(3,844.36)	7,600.00	12,137.78
86358HRL5	227,783.68	-	227,783.68	61,403.81	(166,379.87)	61,403.81	86,971.95
86358R5Q6	141,013.37	-	141,013.37	124,445.32	(16,568.05)	124,445.32	79,901.94
86358R5R4	70,851.82	-	70,851.82	5,081.88	(65,769.94)	5,081.88	55,213.13
86358RA49	1,102,248.66	-	1,102,248.66	1,018,016.27	(84,232.39)	1,018,016.27	1,025,969.02
86358RUM7	144,265.60	-	144,265.60	140,834.85	(3,430.75)	140,834.85	83,173.74
86358RUR6	281,833.09	-	281,833.09	14,020.35	(267,812.74)	14,020.35	50,346.49
86358RZD2	131,567.35	-	131,567.35	68,070.84	(63,496.51)	68,070.84	81,051.70
86359A5E9	400,036.49	-	400,036.49	378,193.16	(21,843.33)	378,193.16	214,705.34
86359A6A6	5,190,884.87	-	5,190,884.87	2,144,186.81	(3,046,698.06)	2,144,186.81	3,592,486.76
86359ACD3	657,812.43	-	657,812.43	698,847.44	41,035.01	698,847.44	593,348.76
86359ACE1	127,525.58	-	127,525.58	85,720.82	(41,804.76)	85,720.82	149,763.67
86359AEH2	217,329.03	-	217,329.03	142,463.94	(74,865.09)	142,463.94	29,794.54
86359AKY8	451,672.18	-	451,672.18	57,429.05	(394,243.13)	57,429.05	41,163.12
86359ANH2	1,625,931.20	-	1,625,931.20	1,597,034.59	(28,896.61)	1,597,034.59	1,436,518.18
86359AVY6	694,899.37	-	694,899.37	441,719.00	(253,180.37)	441,719.00	319,881.65
86359AXX6	3,496,393.13	-	3,496,393.13	2,901,987.18	(594,405.95)	2,901,987.18	2,440,768.26
86359AZE6	1,601,903.60	-	1,601,903.60	963,580.68	(638,322.92)	963,580.68	756,923.90
86359B7K1	180,036.49	-	180,036.49	177,133.15	(2,903.34)	177,133.15	149,857.96
86359BCV1	917,250.87	-	917,250.87	102,911.66	(814,339.21)	102,911.66	593,416.52
86359BLS8	(765.52)	-	(765.52)	4,756.32	5,521.84	4,756.32	9,386.31
86359BU82	80,989.75	-	80,989.75	59,799.79	(21,189.96)	59,799.79	9,375.22
86359DUV7	100,228.40	-	100,228.40	70,000.00	(30,228.40)	70,000.00	56,732.20
86361EAM3	5,713.02	-	5,713.02	3,284.60	(2,428.42)	3,284.60	7,494.26
86361EAP6	1,867.20	-	1,867.20	1,103.11	(764.09)	1,103.11	4,902.72
86361HAA2	15,908,376.25	-	15,908,376.25	15,741,893.88	(166,482.37)	15,741,893.88	8,278,116.90
86362HAA1	11,806,558.99	-	11,806,558.99	11,542,168.84	(264,390.15)	11,542,168.84	6,744,277.80
86362PAD7	122,110.19	-	122,110.19	107,406.00	(14,704.19)	107,406.00	89,587.21
86363DAA9	12,327,347.55	-	12,327,347.55	12,257,792.25	(69,555.30)	12,257,792.25	6,628,012.46
86363HAB8	4,505,006.39	-	4,505,006.39	4,920,744.14	415,737.75	4,920,744.14	4,136,896.52
872224AD2	19,360,265.50	-	19,360,265.50	17,477,756.10	(1,882,509.40)	17,477,756.10	9,504,094.06
872224AK6	28,832.86	-	28,832.86	23,511.00	(5,321.86)	23,511.00	123,806.16
872224AL4	8,099.64	-	8,099.64	1,164.18	(6,935.46)	1,164.18	13,797.68
872227AE3	5,255,391.40	-	5,255,391.40	5,112,134.61	(143,256.79)	5,112,134.61	4,213,328.85
872227AM5	36,583.13	-	36,583.13	32,844.00	(3,739.13)	32,844.00	268,004.90
88157QAL2	963,204.69	-	963,204.69	903,069.62	(60,135.07)	903,069.62	1,216,408.62
89789KAC9	11,270.83	-	11,270.83	6,900.00	(4,370.83)	6,900.00	25,650.00
929227EN2	569,748.66	-	569,748.66	366,800.69	(202,947.97)	366,800.69	207,340.98
929227QB5	319,152.69	-	319,152.69	297,658.60	(21,494.09)	297,658.60	257,135.74
92922FQ76	492,060.13	-	492,060.13	405,902.60	(86,157.53)	405,902.60	280,065.77
92922FW61	1,691,317.87	-	1,691,317.87	1,626,676.33	(64,641.54)	1,626,676.33	1,107,227.53
92922FZF8	10,776,618.19	-	10,776,618.19	10,695,625.74	(80,992.45)	10,695,625.74	7,703,997.63
92925CBB7	5,342,724.98	-	5,342,724.98	5,283,888.27	(58,836.71)	5,283,888.27	3,459,548.28

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
92926SAB2	$37,659.12	$-	$37,659.12	$33,309.57	$(4,349.55)	$33,309.57	$31,677.85
92978EAA2	1,299,702.15	-	1,299,702.15	1,277,040.35	(22,661.80)	1,277,040.35	1,207,177.23
939335P90	136,353.31	-	136,353.31	24,812.73	(111,540.58)	24,812.73	105,085.13
9393363A9	482,453.05	-	482,453.05	429,963.70	(52,489.35)	429,963.70	438,545.75
9393365V1	2,188,779.74	-	2,188,779.74	2,194,352.58	5,572.84	2,194,352.58	1,760,086.24
939336PT4	264,641.23	-	264,641.23	75,014.80	(189,626.43)	75,014.80	61,371.06
939336X65	14,242,800.09	-	14,242,800.09	14,219,553.38	(23,246.71)	14,219,553.38	9,642,452.63
93934FJQ6	20,300,949.76	-	20,300,949.76	20,060,077.34	(240,872.42)	20,060,077.34	11,625,147.87
93934FMJ8	263,742.17	-	263,742.17	134,735.94	(129,006.23)	134,735.94	498,094.80
93934XAB9	1,814,260.94	-	1,814,260.94	1,794,115.38	(20,145.56)	1,794,115.38	1,802,322.38
93935AAE2	346,761.77	-	346,761.77	398,513.52	51,751.75	398,513.52	583,482.14
93935GAJ8	140,962.78	-	140,962.78	706.10	(140,256.68)	706.10	256,003.82
93935LAG3	153,138.70	-	153,138.70	50,369.66	(102,769.04)	50,369.66	158,381.51
93936JAM4	6,031.51	-	6,031.51	1,911.17	(4,120.34)	1,911.17	81,602.39
9497EVAF2	18,528.82	-	18,528.82	11,347.50	(7,181.32)	11,347.50	19,633.90
94983EAH6	16,211,475.69	-	16,211,475.69	16,192,004.62	(19,471.07)	16,192,004.62	13,657,428.60
94983TAE0	12,925,620.38	-	12,925,620.38	12,813,551.55	(112,068.83)	12,813,551.55	10,974,352.32
94983VAC9	9,097,159.83	-	9,097,159.83	8,692,723.09	(404,436.74)	8,692,723.09	8,522,414.47
94983YAQ2	5,376,220.47	-	5,376,220.47	5,308,861.83	(67,358.64)	5,308,861.83	4,332,505.87
Totals	$1,349,124,213.70	$-	$1,349,124,213.70	$1,290,817,167.68	$(58,307,046.02)	$1,290,817,167.68	$852,088,739.42

The following lists impairments for loan-backed and structured securities for the three months ended September 30, 2009:
CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
00075WAB5	$519,208.77	$-	$519,208.77	$505,397.28	$(13,811.49)	$505,397.28	$431,544.10
004375CT6	7,163,799.24	2,320,488.32	9,484,287.56	9,484,287.55	(0.01)	9,484,287.55	7,603,980.73
004375EW7	1,412,259.63	(9,547.64)	1,402,711.99	1,215,557.40	(187,154.59)	1,215,557.40	1,054,591.76
004421TD5	1,640,313.96	(83,433.87)	1,556,880.09	1,395,269.58	(161,610.51)	1,395,269.58	603,332.40
00442FAB8	256,655.93	67,716.63	324,372.56	230,705.16	(93,667.40)	230,705.16	236,444.88
00442GAD2	1,907,979.94	2,091,086.82	3,999,066.76	3,124,322.03	(874,744.73)	3,124,322.03	3,153,383.33
00442JAE4	9,408,905.28	2,634,274.09	12,043,179.37	9,698,807.36	(2,344,372.01)	9,698,807.36	6,926,676.96
00442KAD3	4,530,278.00	1,014,609.95	5,544,887.95	4,412,473.61	(1,132,414.34)	4,412,473.61	2,762,424.19
00442LAD1	4,696,408.29	(298,978.62)	4,397,429.67	3,239,829.89	(1,157,599.78)	3,239,829.89	2,626,155.02
007034AQ4	9,932,047.59	-	9,932,047.59	8,177,107.14	(1,754,940.45)	8,177,107.14	6,315,489.20
007036CE4	276,597.44	(7,657.27)	268,940.17	27,673.33	(241,266.84)	27,673.33	50,000.00
007036FY7	267,715.87	(115,286.24)	152,429.63	46,375.37	(106,054.26)	46,375.37	25,491.51
007036GB6	1,112,630.46	28,476.25	1,141,106.71	1,141,195.35	88.64	1,141,195.35	356,724.66
007037BK9	4,376,248.93	174,940.68	4,551,189.61	2,812,608.70	(1,738,580.91)	2,812,608.70	2,106,840.61
01853GAB6	231,399.39	458,587.09	689,986.48	690,133.77	147.29	690,133.77	1,034,316.50
021455AB6	1,199,606.82	-	1,199,606.82	1,183,426.74	(16,180.08)	1,183,426.74	1,145,072.26
02146QAB9	18,139,547.18	(1,109,038.40)	17,030,508.78	16,602,919.70	(427,589.08)	16,602,919.70	9,826,134.14
02146TAQ0	23,322,301.50	(3,781,076.79)	19,541,224.71	18,632,146.52	(909,078.19)	18,632,146.52	16,793,527.25
02146YAD8	28,392,731.92	(1,298,316.49)	27,094,415.43	24,850,522.96	(2,243,892.47)	24,850,522.96	13,539,627.32
02147CAA1	12,032,963.00	(836,316.62)	11,196,646.38	11,146,023.16	(50,623.22)	11,146,023.16	6,660,035.47
02147DAB7	15,685,992.89	(1,423,193.90)	14,262,798.99	13,739,163.79	(523,635.20)	13,739,163.79	8,208,072.23
02147DAV3	2,659,658.94	381,732.43	3,041,391.37	2,786,404.27	(254,987.10)	2,786,404.27	1,852,975.82
02150MAB1	18,990,768.73	(2,272,583.08)	16,718,185.65	15,971,550.45	(746,635.20)	15,971,550.45	10,462,726.43
02639MAK2	19,054,674.06	(762,686.44)	18,291,987.62	18,291,987.62	-	18,291,987.62	13,047,387.11
02639MAM8	3,136,786.00	1,153,598.00	4,290,384.00	2,593,716.17	(1,696,667.83)	2,593,716.17	5,466,780.00
02660CAH3	250,275.32	559,387.76	809,663.08	784,773.38	(24,889.70)	784,773.38	272,569.10
02660TGN7	10,657,143.64	-	10,657,143.64	10,535,845.86	(121,297.78)	10,535,845.86	5,663,862.77
02660THA4	94,063.71	-	94,063.71	46,875.57	(47,188.14)	46,875.57	80,625.87
02660THL0	2,559,936.42	(330,934.05)	2,229,002.37	2,025,163.17	(203,839.20)	2,025,163.17	863,944.51
02660THT3	622,626.02	399,665.57	1,022,291.59	1,020,817.61	(1,473.98)	1,020,817.61	708,081.81
02660TJB0	28,906,129.30	(232,636.52)	28,673,492.78	28,315,779.46	(357,713.32)	28,315,779.46	13,601,174.72
02660VAK4	9,099.58	(9,369.79)	(270.21)	426.15	696.36	426.15	18,836.29
02660WAC0	24,520,208.95	(2,153,257.07)	22,366,951.88	21,454,399.72	(912,552.16)	21,454,399.72	11,771,553.20
02660XAD6	17,347,613.20	(1,191,995.95)	16,155,617.25	15,936,191.45	(219,425.80)	15,936,191.45	8,959,921.86
026929AD1	10,898,574.62	-	10,898,574.62	10,736,099.56	(162,475.06)	10,736,099.56	5,488,165.72
040104QN4	6,095,225.59	-	6,095,225.59	6,057,919.75	(37,305.84)	6,057,919.75	5,026,788.50
040104RV5	4,592,756.38	(123,260.12)	4,469,496.26	3,772,497.34	(696,998.92)	3,772,497.34	2,517,537.98
040104TG6	2,029,962.63	(124,581.79)	1,905,380.84	1,479,019.19	(426,361.65)	1,479,019.19	990,027.60
04012XAC9	844,620.86	-	844,620.86	759,834.46	(84,786.40)	759,834.46	495,326.07
04544TAB7	1,355,804.60	(280,621.33)	1,075,183.27	1,075,183.27	-	1,075,183.27	1,245,280.75
053642AC8	5,321,777.88	(371,777.88)	4,950,000.00	4,950,000.00	-	4,950,000.00	1,500,000.00
055294AA0	4,696,838.95	(945,422.18)	3,751,416.77	3,751,416.78	0.01	3,751,416.78	2,452,269.32
05535DCF9	9,821,744.05	(1,071,303.73)	8,750,440.32	8,750,440.31	(0.01)	8,750,440.31	5,750,898.37
05615P209	1,286,368.63	(589,368.63)	697,000.00	697,000.00	-	697,000.00	340,000.00
05615TAA0	5,007,026.16	(1,288,226.16)	3,718,800.00	3,718,800.00	-	3,718,800.00	1,080,000.00
056168AN7	4,346,552.00	1,373,448.00	5,720,000.00	5,720,000.00	-	5,720,000.00	500,000.00

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
05616YAE0	$18,853,825.29	$(4,465,158.11)	$14,388,667.18	$14,388,667.18	$-	$14,388,667.18	$1,883,333.40
05617AMN8	34,594.93	-	34,594.93	2,310.04	(32,284.89)	2,310.04	14,596.18
05617BAA7	3,722,628.53	3,103,871.47	6,826,500.00	6,826,500.00	-	6,826,500.00	222,000.00
05946XJW4	170,338.75	(117,857.21)	52,481.54	52,477.87	(3.67)	52,477.87	158,146.37
05946XYB3	183,707.74	-	183,707.74	118,648.44	(65,059.30)	118,648.44	109,381.11
05946XYP2	1,428,514.72	-	1,428,514.72	1,330,552.30	(97,962.42)	1,330,552.30	773,023.36
05948XVJ7	815,068.00	114,504.11	929,572.11	902,461.25	(27,110.86)	902,461.25	202,681.69
05949AGR5	1,088,627.28	-	1,088,627.28	1,082,581.86	(6,045.42)	1,082,581.86	931,832.30
05949AHG8	6,613,855.55	-	6,613,855.55	6,501,312.64	(112,542.91)	6,501,312.64	5,982,534.38
05949ALH1	3,136,063.07	-	3,136,063.07	3,109,213.69	(26,849.38)	3,109,213.69	2,847,287.53
05950HAA9	28,262,827.99	(1,154,765.51)	27,108,062.48	27,038,486.91	(69,575.57)	27,038,486.91	20,120,243.68
06050HKY3	183,898.38	107,785.83	291,684.21	291,680.77	(3.44)	291,680.77	93,668.82
06652DAA7	8,246,372.76	(246,350.64)	8,000,022.12	7,959,884.65	(40,137.47)	7,959,884.65	4,385,454.26
07325HAC9	3,396,421.72	(37,314.22)	3,359,107.50	3,359,107.50	-	3,359,107.50	2,066,435.00
07325VAG9	3,340,344.14	(37,370.28)	3,302,973.86	2,902,615.24	(400,358.62)	2,902,615.24	2,138,970.12
07384MS60	4,802,277.96	(427,276.98)	4,375,000.98	4,367,915.95	(7,085.03)	4,367,915.95	3,674,773.49
07384MV33	56,469.35	149,524.72	205,994.07	214,436.54	8,442.47	214,436.54	236,688.54
073852AA3	4,849,248.05	-	4,849,248.05	4,807,800.46	(41,447.59)	4,807,800.46	4,403,044.26
073852AD7	4,331,840.60	(1,562,111.24)	2,769,729.36	2,164,167.52	(605,561.84)	2,164,167.52	1,627,815.00
073854AB7	15,735,555.94	1,003,379.75	16,738,935.69	15,361,791.55	(1,377,144.14)	15,361,791.55	10,384,084.09
073860AA6	2,827,917.98	(113,353.92)	2,714,564.06	2,623,863.37	(90,700.69)	2,623,863.37	2,211,259.89
073860AB4	3,147,261.45	47,965.59	3,195,227.04	2,841,322.73	(353,904.31)	2,841,322.73	2,075,165.70
07386HCP4	287,255.08	92,493.22	379,748.30	191,434.49	(188,313.81)	191,434.49	69,923.74
07386HEN7	683,827.45	197,897.45	881,724.90	852,425.17	(29,299.73)	852,425.17	183,905.88
07386HHW4	151,576.30	(117,136.18)	34,440.12	28,412.44	(6,027.68)	28,412.44	99,856.91
07386HJL6	380,590.74	51,484.69	432,075.43	424,530.53	(7,544.90)	424,530.53	431,673.79
07386HLU3	53,001.38	(40,308.61)	12,692.77	9,848.96	(2,843.81)	9,848.96	68,639.21
07386HSF9	207,583.40	4,598.76	212,182.16	85,616.79	(126,565.37)	85,616.79	112,096.48
07386HSP7	7,138,266.05	-	7,138,266.05	7,074,398.19	(63,867.86)	7,074,398.19	4,455,205.98
07386HYN5	57,906.24	(21,540.52)	36,365.72	35,975.20	(390.52)	35,975.20	43,711.49
073879PA0	1,587,600.00	313,374.00	1,900,974.00	1,795,558.69	(105,415.31)	1,795,558.69	659,730.00
073879QF8	1,328,399.34	(98,923.77)	1,229,475.57	1,171,121.69	(58,353.88)	1,171,121.69	649,962.49
073879Z92	11,350,187.74	681,869.83	12,032,057.57	11,367,569.79	(664,487.78)	11,367,569.79	4,120,809.48
07387AFA8	407,156.26	(7,974.91)	399,181.35	399,184.06	2.71	399,184.06	247,897.72
07387UHB0	29,857.49	84,717.94	114,575.43	10,137.29	(104,438.14)	10,137.29	95,307.24
07388EAA4	2,648,431.65	(327,186.43)	2,321,245.22	2,087,349.58	(233,895.64)	2,087,349.58	1,569,830.16
07388UAB6	1,894,719.76	(125,738.87)	1,768,980.89	1,597,444.86	(171,536.03)	1,597,444.86	1,308,020.00
07389LAA7	978,764.88	-	978,764.88	951,767.30	(26,997.58)	951,767.30	780,857.51
07389PAY6	671,883.04	(195,194.37)	476,688.67	354,984.94	(121,703.73)	354,984.94	281,451.61
07389VAA5	2,177,866.83	(223,129.66)	1,954,737.17	1,855,577.98	(99,159.19)	1,855,577.98	1,721,263.73
07400XAB4	6,160,794.91	(2,275,619.75)	3,885,175.16	3,600,099.61	(285,075.55)	3,600,099.61	1,783,112.33
07401EAA7	16,539,134.17	(4,399,772.21)	12,139,361.96	11,105,046.49	(1,034,315.47)	11,105,046.49	9,174,680.50
07401LAA1	18,438,834.77	(2,014,958.39)	16,423,876.38	16,423,876.38	-	16,423,876.38	9,280,464.75
07401LAQ6	4,994,293.71	(389,130.39)	4,605,163.32	4,579,487.64	(25,675.68)	4,579,487.64	2,610,532.26
07401LAT0	12,189.72	-	12,189.72	-	(12,189.72)	-	-
07401LBA0	556,503.37	115,133.88	671,637.25	676,731.96	5,094.71	676,731.96	741,652.79
07401UAB9	-	651,320.58	651,320.58	-	(651,320.58)	-	-
07820QAY1	18,863,836.78	(411,968.78)	18,451,868.00	18,352,306.98	(99,561.02)	18,352,306.98	12,499,070.11
07820QBL8	3,376,566.99	(136,328.89)	3,240,238.10	3,233,685.51	(6,552.59)	3,233,685.51	1,818,474.42
078446AB7	151,595.08	33,405.00	185,000.08	166,400.00	(18,600.08)	166,400.00	166,400.00
12489WQE7	1,982,150.96	(88,050.96)	1,894,100.00	1,538,342.85	(355,757.15)	1,538,342.85	813,420.00
12489WQH0	756,130.95	(107,825.17)	648,305.78	103,752.46	(544,553.32)	103,752.46	91,631.00
1248MAAD9	2,541,014.19	(528,869.19)	2,012,145.00	1,433,340.60	(578,804.40)	1,433,340.60	1,679,880.00
1248MEAE9	1,983,024.90	(149,056.65)	1,833,968.25	1,353,070.11	(480,898.14)	1,353,070.11	1,161,082.58
1248MEAG4	1,224,402.87	(51,403.72)	1,172,999.15	955,591.98	(217,407.17)	955,591.98	937,256.20
1248MGAJ3	259,895.47	(5,620.38)	254,275.09	254,246.64	(28.45)	254,246.64	257,087.82
1248RHAD9	4,825,729.33	624,421.61	5,450,150.94	4,688,108.38	(762,042.56)	4,688,108.38	2,622,062.01
12498NAB9	1,639,061.21	(18,936.42)	1,620,124.79	1,463,465.46	(156,659.33)	1,463,465.46	1,169,679.50
12544WAK3	1,396,569.43	(463,642.49)	932,926.94	932,916.32	(10.62)	932,916.32	1,360,197.70
12567AAF4	577,626.82	203,879.63	781,506.45	787,811.24	6,304.79	787,811.24	878,129.07
12627HAN0	-	11,466.84	11,466.84	1,367.93	(10,098.91)	1,367.93	1,683.51
12629EAK1	54,524.12	21,017.46	75,541.58	20,271.04	(55,270.54)	20,271.04	63,138.27
12629EAL9	8,583.86	2,453.62	11,037.48	1,360.90	(9,676.58)	1,360.90	3,134.03
12638PAL3	15,184.14	(438.66)	14,745.48	1,666.44	(13,079.04)	1,666.44	15,146.04
12666XAB3	7,019,185.30	(923,288.60)	6,095,896.70	5,223,181.76	(872,714.94)	5,223,181.76	4,569,055.09
126670HG6	9,352,673.98	-	9,352,673.98	9,355,922.98	3,249.00	9,355,922.98	10,084,815.90
126670JD1	1,863,962.52	(192,104.00)	1,671,858.52	1,574,212.30	(97,646.22)	1,574,212.30	1,283,185.56
126670KN7	1,678,388.88	356,254.93	2,034,643.81	1,882,551.51	(152,092.30)	1,882,551.51	841,961.40
126670LN6	2,415,597.36	626,916.91	3,042,514.27	3,042,514.26	(0.01)	3,042,514.26	1,460,640.00
126670LP1	7,123,064.58	(596,888.59)	6,526,175.99	5,761,620.57	(764,555.42)	5,761,620.57	2,062,295.21
126670PG7	2,444,356.65	610,383.35	3,054,740.00	3,054,739.99	(0.01)	3,054,739.99	973,650.00
126670TU2	203,746.99	(7,048.14)	196,698.85	188,591.24	(8,107.61)	188,591.24	166,127.47
126670WT1	5,701,723.83	(140,685.72)	5,561,038.11	5,410,642.91	(150,395.20)	5,410,642.91	4,024,154.69
12667F2A2	225,614.10	(54,562.89)	171,051.21	170,407.29	(643.92)	170,407.29	57,084.58
12667FBJ3	2,827,064.21	(108,914.75)	2,718,149.46	2,515,383.04	(202,766.42)	2,515,383.04	1,926,746.07
12667FUL7	363,818.07	668,569.98	1,032,388.05	768,054.37	(264,333.68)	768,054.37	362,632.08
12667G4D2	32,994.70	5,056.87	38,051.57	38,064.70	13.13	38,064.70	47,697.12
12667GME0	18,880,537.38	(297,783.85)	18,582,753.53	18,548,991.69	(33,761.84)	18,548,991.69	10,248,733.30
12667GR62	13,052,068.54	(667,748.98)	12,384,319.56	12,339,645.63	(44,673.93)	12,339,645.63	7,945,081.82

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
12667GRW5	$921,422.11	$(71,616.46)	$849,805.65	$823,931.16	$(25,874.49)	$823,931.16	$280,986.90
12667GS20	16,531,807.96	(743,582.23)	15,788,225.73	15,720,911.25	(67,314.48)	15,720,911.25	9,005,883.82
12667GWF6	11,062,552.39	(800,695.78)	10,261,856.61	9,789,343.33	(472,513.28)	9,789,343.33	5,977,273.89
12667GYX5	1,336,434.97	(59,584.11)	1,276,850.86	1,276,934.26	83.40	1,276,934.26	1,221,145.30
12667NAC2	302,475.15	(34,563.72)	267,911.43	251,911.17	(16,000.26)	251,911.17	202,228.60
126684AC3	3,671,234.92	56,724.11	3,727,959.03	2,519,422.70	(1,208,536.33)	2,519,422.70	2,717,065.70
12668A3Q6	11,532,394.21	(1,224,490.18)	10,307,904.03	10,091,603.67	(216,300.36)	10,091,603.67	3,642,147.56
12668A3V5	11,258.20	3,341.34	14,599.54	6,673.14	(7,926.40)	6,673.14	31,045.27
12668A4B8	18,711,254.76	(1,395,504.10)	17,315,750.66	17,315,750.66	-	17,315,750.66	9,127,366.92
12668A4G7	14,011.78	27,523.14	41,534.92	15,366.29	(26,168.63)	15,366.29	73,212.54
12668AAY1	106,643.39	6,625.29	113,268.68	113,380.18	111.50	113,380.18	183,254.18
12668ACG8	4,998,888.12	(153,482.01)	4,845,406.11	4,845,406.08	(0.03)	4,845,406.08	3,609,924.61
12668ACZ6	4,499,766.63	(173,854.08)	4,325,912.55	4,137,284.50	(188,628.05)	4,137,284.50	2,379,271.66
12668AEV3	15,081,269.65	(829,384.30)	14,251,885.35	13,690,673.49	(561,211.86)	13,690,673.49	8,133,735.72
12668AEZ4	85,623.07	(59,104.31)	26,518.76	26,518.61	(0.15)	26,518.61	84,444.08
12668AFA8	-	30,018.43	30,018.43	30,018.43	-	30,018.43	263,873.71
12668AGW9	3,741,720.38	(345,539.94)	3,396,180.44	3,388,293.64	(7,886.80)	3,388,293.64	2,866,088.17
12668APF6	546,648.54	-	546,648.54	528,509.16	(18,139.38)	528,509.16	389,806.39
12668ATY1	64,981.06	285.75	65,266.81	65,301.40	34.59	65,301.40	96,700.87
12668AUD5	22,947.44	(17,168.66)	5,778.78	5,778.80	0.02	5,778.80	11,618.93
12668AVP7	9,011,861.26	(149,623.93)	8,862,237.33	8,786,969.57	(75,267.76)	8,786,969.57	4,809,012.14
12668AWQ4	63,064.95	(41,182.86)	21,882.09	21,891.84	9.75	21,891.84	76,664.17
12668BAU7	256,515.37	72,316.61	328,831.98	331,444.91	2,612.93	331,444.91	411,142.82
12668BB77	31,401,310.26	(1,312,292.16)	30,089,018.10	27,235,988.98	(2,853,029.12)	27,235,988.98	15,870,222.21
12668BDR1	62,791.96	(34,399.63)	28,392.33	9,544.23	(18,848.10)	9,544.23	77,363.31
12668BE33	17,706,796.02	-	17,706,796.02	16,793,629.68	(913,166.34)	16,793,629.68	8,840,208.91
12668VAB5	-	620,497.66	620,497.66	-	(620,497.66)	-	-
126694A99	16,898.38	(10,895.47)	6,002.91	6,003.39	0.48	6,003.39	17,439.22
126694F86	20,391.45	(15,609.59)	4,781.86	2,247.30	(2,534.56)	2,247.30	18,426.75
126694N46	5,470,899.87	(86,756.35)	5,384,143.52	5,360,641.34	(23,502.18)	5,360,641.34	3,671,788.82
126694P36	13,351.26	(7,740.95)	5,610.31	1,755.02	(3,855.29)	1,755.02	26,949.00
126694YW2	-	8,580.56	8,580.56	3,829.91	(4,750.65)	3,829.91	35,756.56
126694ZB7	92,124.00	(43,841.51)	48,282.49	14,982.76	(33,299.73)	14,982.76	87,298.75
126694ZD3	10,000.05	(6,657.19)	3,342.86	1,305.16	(2,037.70)	1,305.16	9,044.43
12669EJ56	301,531.31	-	301,531.31	286,548.50	(14,982.81)	286,548.50	67,864.28
12669FKR3	304,143.53	(11,418.61)	292,724.92	292,930.75	205.83	292,930.75	281,052.68
12669FP23	926,517.96	(144,719.28)	781,798.68	581,479.73	(200,318.95)	581,479.73	773,778.26
12669FP31	380,634.09	148,409.28	529,043.37	529,599.59	556.22	529,599.59	2,648,192.87
12669FVD2	1,169,620.10	(65,066.69)	1,104,553.41	1,077,602.48	(26,950.93)	1,077,602.48	1,003,245.17
12669FW82	1,314,727.94	(10,002.13)	1,304,725.81	1,287,811.50	(16,914.31)	1,287,811.50	868,963.99
12669GKH3	15,331,821.57	(276,763.61)	15,055,057.96	15,002,316.60	(52,741.36)	15,002,316.60	10,052,878.55
12669GPB1	16,950.71	9,248.94	26,199.65	26,230.15	30.50	26,230.15	53,255.89
12669GRM5	3,911,114.03	(384,606.77)	3,526,507.26	3,513,044.42	(13,462.84)	3,513,044.42	1,780,769.18
12669GRQ6	10,272,369.54	(1,065,274.43)	9,207,095.11	9,207,134.49	39.38	9,207,134.49	4,609,484.89
12669GTV3	467,078.28	-	467,078.28	452,088.33	(14,989.95)	452,088.33	243,610.29
12669GUR0	4,439,724.36	-	4,439,724.36	4,240,384.06	(199,340.30)	4,240,384.06	2,441,775.73
12669GXW6	471,356.95	(139,215.79)	332,141.16	317,212.09	(14,929.07)	317,212.09	463,602.20
14454AAB5	4,471,714.44	(55,600.07)	4,416,114.37	3,857,608.47	(558,505.90)	3,857,608.47	4,164,604.52
172939AB6	15,337.86	-	15,337.86	13,118.45	(2,219.41)	13,118.45	15,336.27
172981AK8	342,521.18	(31,891.65)	310,629.53	310,632.30	2.77	310,632.30	389,038.34
172981AL6	151,789.82	(25,449.25)	126,340.57	126,414.10	73.53	126,414.10	240,485.38
17307G3D8	2,598,040.25	-	2,598,040.25	2,350,810.16	(247,230.09)	2,350,810.16	1,117,297.50
17307GH76	463,195.26	(55,298.08)	407,897.18	407,963.50	66.32	407,963.50	270,268.29
17307GH84	131,176.06	1,655.85	132,831.91	132,825.92	(5.99)	132,825.92	108,707.01
17307GMQ8	8,616,619.66	(505,406.42)	8,111,213.24	8,111,213.24	-	8,111,213.24	7,609,572.61
17307GN79	418,283.59	(315,563.30)	102,720.29	102,725.13	4.84	102,725.13	414,688.77
17307GPE2	18,552,801.73	(4,842,253.54)	13,710,548.19	13,710,548.20	0.01	13,710,548.20	12,283,335.08
17307GPW2	513,103.85	(424,513.73)	88,590.12	88,590.13	0.01	88,590.13	165,726.90
17307GYD4	2,829,465.75	(31,728.82)	2,797,736.93	2,797,736.96	0.03	2,797,736.96	2,803,004.85
17309CAL9	79,993.93	(52,423.25)	27,570.68	10,146.60	(17,424.08)	10,146.60	59,030.30
17309MAB9	13,156,128.34	(395,030.64)	12,761,097.70	10,885,808.42	(1,875,289.28)	10,885,808.42	9,089,032.68
17309MAF0	220,729.10	11,570.76	232,299.86	58,628.93	(173,670.93)	58,628.93	59,073.95
17309NAH4	774,441.64	(174,961.62)	599,480.02	373,732.49	(225,747.53)	373,732.49	1,317,984.39
17309QAC8	9,483,531.50	-	9,483,531.50	9,131,483.87	(352,047.63)	9,131,483.87	6,448,000.00
17309QAM6	9,141.75	-	9,141.75	4,197.12	(4,944.63)	4,197.12	8,836.65
17309RAM4	56,280.88	(4,625.89)	51,654.99	13,656.64	(37,998.35)	13,656.64	73,720.22
17309SAC4	8,925,171.25	(504,005.88)	8,421,165.37	6,941,987.90	(1,479,177.47)	6,941,987.90	5,687,470.00
17309SAM2	4,636.01	4,720.97	9,356.98	2,553.02	(6,803.96)	2,553.02	5,013.99
17309SAN0	7,214.87	(137.27)	7,077.60	1,509.08	(5,568.52)	1,509.08	2,668.08
17309YAJ6	54,564.03	20,288.62	74,852.65	39,911.23	(34,941.42)	39,911.23	114,422.81
17309YAK3	-	28,604.03	28,604.03	4,216.72	(24,387.31)	4,216.72	42,204.10
17310UAE2	51,053.34	(27,826.82)	23,226.52	4,863.91	(18,362.61)	4,863.91	37,520.51
17311FAL8	30,887.23	(21,445.18)	9,442.05	154.36	(9,287.69)	154.36	222,132.05
17311YAC7	3,150,249.53	480,130.23	3,630,379.76	2,862,498.86	(767,880.90)	2,862,498.86	2,101,458.18
17312TAH6	1,893,993.95	(226,464.53)	1,667,529.42	1,440,032.26	(227,497.16)	1,440,032.26	1,534,891.53
22540V3F7	1,890,042.00	559,538.77	2,449,580.77	2,449,442.72	(138.05)	2,449,442.72	507,466.40
22540V5D0	115,031.22	(28,738.44)	86,292.78	86,191.16	(101.62)	86,191.16	74,035.85
22540VQ70	899,974.17	236,261.77	1,136,235.94	1,136,235.94	-	1,136,235.94	623,860.28
22541N5E5	1,473,419.26	-	1,473,419.26	1,369,780.86	(103,638.40)	1,369,780.86	691,510.56

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
22541NBT5	$1,074,616.32	$347,070.61	$1,421,686.93	$1,420,919.03	$(767.90)	$1,420,919.03	$859,509.76
22541NFL8	5,118,467.49	(127,761.32)	4,990,706.17	4,990,706.20	0.03	4,990,706.20	2,288,500.02
22541NUB3	2,880,202.96	(91,441.62)	2,788,761.34	2,789,444.82	683.48	2,789,444.82	2,398,709.70
22541Q4M1	663,173.64	613,317.19	1,276,490.83	1,276,344.86	(145.97)	1,276,344.86	618,494.55
22541QDB5	552,429.99	-	552,429.99	541,611.89	(10,818.10)	541,611.89	312,958.91
22541QFK3	481,402.84	(110,640.98)	370,761.86	370,790.64	28.78	370,790.64	331,650.58
22541QJR4	330,174.13	245,780.50	575,954.63	575,938.00	(16.63)	575,938.00	262,950.66
22541QV25	578,646.08	220,527.23	799,173.31	798,461.81	(711.50)	798,461.81	91,246.41
22541SFL7	852.18	(105.66)	746.52	69.29	(677.23)	69.29	510.78
22541SJV1	3,738,393.83	(4,813.15)	3,733,580.68	3,733,580.68	-	3,733,580.68	962,824.24
22541SRC4	434,980.63	93,437.29	528,417.92	528,417.92	-	528,417.92	385,161.77
22541SRZ3	31,598.34	(7,509.28)	24,089.06	12,763.53	(11,325.53)	12,763.53	43,762.64
22541SSD1	314,047.25	(127,205.03)	186,842.22	187,095.50	253.28	187,095.50	865,190.68
22541SXR4	2,613,816.01	(531,847.60)	2,081,968.41	1,786,429.75	(295,538.66)	1,786,429.75	869,884.19
225458RG5	124,076.57	(79,230.82)	44,845.75	44,845.76	0.01	44,845.76	48,115.99
225470C84	82,798.50	(68,343.29)	14,455.21	167.58	(14,287.63)	167.58	6,703.04
225470R70	96,510.45	(53,517.70)	42,992.75	5,549.27	(37,443.48)	5,549.27	63,483.41
225470R88	15,198.33	(5,180.78)	10,017.55	1,203.65	(8,813.90)	1,203.65	10,731.34
2254W0KK0	212,092.46	(310,532.74)	(98,440.28)	(106,103.50)	(7,663.22)	(106,103.50)	145,399.74
2254W0NK7	1,547,996.44	(160,746.35)	1,387,250.09	1,182,221.51	(205,028.58)	1,182,221.51	802,850.58
22943HAD8	14,216,322.80	(597,627.00)	13,618,695.80	12,658,026.12	(960,669.68)	12,658,026.12	7,054,053.00
22943HAK2	30,517.90	15,690.33	46,208.23	201.96	(46,006.27)	201.96	8,097.82
23242TAB2	4,953,226.88	(301,664.83)	4,651,562.05	4,063,349.86	(588,212.19)	4,063,349.86	3,404,713.15
23243AAD8	1,565,156.10	(124,145.33)	1,441,010.77	1,293,891.82	(147,118.95)	1,293,891.82	743,267.56
23244FAM6	24,363.20	(20,376.13)	3,987.07	88.50	(3,898.57)	88.50	31,646.43
23244LAB7	4,296,125.45	(919,083.73)	3,377,041.72	2,921,778.81	(455,262.91)	2,921,778.81	2,582,580.00
23245QAA7	2,760,260.16	(106,228.45)	2,654,031.71	2,609,924.65	(44,107.06)	2,609,924.65	1,467,295.67
23248AAJ0	1,565,856.87	(105,779.76)	1,460,077.11	1,301,324.71	(158,752.40)	1,301,324.71	1,068,942.12
23332UAC8	5,807,742.68	(13,168.35)	5,794,574.33	5,741,469.60	(53,104.73)	5,741,469.60	3,866,071.61
23332UAR5	10,467,214.03	(18,172.73)	10,449,041.30	10,449,041.30	-	10,449,041.30	6,182,658.05
23332UAS3	277,932.48	-	277,932.48	206,727.94	(71,204.54)	206,727.94	65,384.78
23332UBV5	7,460,439.38	(479,169.10)	6,981,270.28	6,981,270.28	-	6,981,270.28	4,313,808.10
23332UCM4	658,612.31	-	658,612.31	643,759.22	(14,853.09)	643,759.22	401,892.70
23332UDU5	22,851,604.71	(656,343.79)	22,195,260.92	22,100,532.47	(94,728.45)	22,100,532.47	13,289,579.24
23332UFV1	1,605,962.27	(74,651.56)	1,531,310.71	1,531,310.71	-	1,531,310.71	843,104.65
251508AB3	12,475,288.19	(297,899.32)	12,177,388.87	10,617,465.44	(1,559,923.43)	10,617,465.44	6,145,035.48
25150PAD1	32,778.73	(16,297.96)	16,480.77	1,959.61	(14,521.16)	1,959.61	4,542.36
251510FB4	8,549,333.83	(194,897.70)	8,354,436.13	7,642,454.65	(711,981.48)	7,642,454.65	5,761,634.00
251510FL2	159,899.64	-	159,899.64	156,803.09	(3,096.55)	156,803.09	227,998.74
251510HS5	13,603,006.39	(1,103,261.72)	12,499,744.67	12,076,035.59	(423,709.08)	12,076,035.59	8,439,838.24
251510NB5	6,034,679.55	-	6,034,679.55	5,767,870.03	(266,809.52)	5,767,870.03	3,683,705.40
251510NC3	8,740,923.18	5,593,334.86	14,334,258.04	14,334,258.03	(0.01)	14,334,258.03	2,968,247.91
25151AAA9	4,856,137.55	2,503,372.19	7,359,509.74	6,689,907.58	(669,602.16)	6,689,907.58	3,929,711.54
251563DR0	102,525.63	(50,707.75)	51,817.88	32,476.26	(19,341.62)	32,476.26	102,321.81
26248PMM0	10,997.67	-	10,997.67	2,416.74	(8,580.93)	2,416.74	5,730.01
26410MAF7	5,233,856.64	(2,757,559.00)	2,476,297.64	2,700,672.60	224,374.96	2,700,672.60	527,148.00
26410WAD0	3,213,269.77	413,203.94	3,626,473.71	3,097,151.46	(529,322.25)	3,097,151.46	856,615.50
26441EAC5	401,016.00	(116,766.00)	284,250.00	284,250.00	-	284,250.00	175,000.00
26441NAA9	-	53,400.00	53,400.00	16,200.00	(37,200.00)	16,200.00	16,200.00
26441NAB7	-	31,000.00	31,000.00	10,800.00	(20,200.00)	10,800.00	10,800.00
29108PAB0	(134,092.48)	2,264,092.48	2,130,000.00	2,130,000.00	-	2,130,000.00	1,100,000.00
30247DAD3	2,051,017.09	(1,137,411.77)	913,605.32	845,088.51	(68,516.81)	845,088.51	1,000,034.00
316599AB5	140,483.38	-	140,483.38	136,159.33	(4,324.05)	136,159.33	131,868.91
31678UAA7	289,345.77	159,741.30	449,087.07	448,714.56	(372.51)	448,714.56	228,687.27
318340AB2	1,106,527.87	449,771.16	1,556,299.03	1,315,378.39	(240,920.64)	1,315,378.39	611,000.01
32027NLM1	10,391.79	(1,561.24)	8,830.55	8,830.55	-	8,830.55	9,161.00
32051DCK6	563,580.03	-	563,580.03	552,360.05	(11,219.98)	552,360.05	551,934.49
32051DRA2	115,648.30	-	115,648.30	109,462.89	(6,185.41)	109,462.89	101,136.64
32051DV33	794,995.19	(53,051.26)	741,943.93	742,001.26	57.33	742,001.26	631,716.89
32051GBV6	195,657.25	-	195,657.25	190,371.32	(5,285.93)	190,371.32	247,779.49
32051GCF0	554,677.61	(231,053.37)	323,624.24	260,229.45	(63,394.79)	260,229.45	479,396.76
32051GFF7	114,141.34	(49,374.38)	64,766.96	38,252.95	(26,514.01)	38,252.95	44,989.43
32051GVN2	3,821,650.34	-	3,821,650.34	3,791,624.29	(30,026.05)	3,791,624.29	3,605,696.38
32051GZS7	7,648,650.03	(484,876.35)	7,163,773.68	6,908,445.51	(255,328.17)	6,908,445.51	5,687,933.60
32052CAD5	187.27	-	187.27	-	(187.27)	-	-
32056CAH2	18,026,259.76	(719,438.20)	17,306,821.56	17,195,946.42	(110,875.14)	17,195,946.42	13,160,090.74
32113JAA3	745,161.46	-	745,161.46	730,438.24	(14,723.22)	730,438.24	399,219.66
32113JBV6	690,144.22	(368,021.55)	322,122.67	228,030.96	(94,091.71)	228,030.96	118,856.40
35729RAE6	10,399,373.35	(270,043.94)	10,129,329.41	7,883,777.67	(2,245,551.74)	7,883,777.67	8,255,183.02
35952Z007	12,597,726.70	(4,238,353.77)	8,359,372.93	8,065,469.68	(293,903.25)	8,065,469.68	2,239,090.41
35952Z023	10,157,208.88	(3,420,733.95)	6,736,474.93	6,509,562.83	(226,912.10)	6,509,562.83	1,725,443.26
35952Z031	10,918,604.98	(3,621,147.46)	7,297,457.52	6,890,943.13	(406,514.39)	6,890,943.13	1,698,588.00
35952Z049	9,616,866.38	(3,111,100.34)	6,505,766.04	5,920,336.51	(585,429.53)	5,920,336.51	1,433,549.70
35952Z056	9,823,862.10	(3,161,367.50)	6,662,494.60	6,015,993.51	(646,501.09)	6,015,993.51	1,367,656.20
35952Z064	10,038,057.69	(3,213,383.11)	6,824,674.58	6,114,977.70	(709,696.88)	6,114,977.70	1,448,192.70
35952ZA06	27,551,645.51	(13,015,358.19)	14,536,287.32	11,259,327.99	(3,276,959.33)	11,259,327.99	3,837,485.15
35952ZA14	1,310,604.18	(608,032.74)	702,571.44	525,997.05	(176,574.39)	525,997.05	172,084.53
35952ZA22	2,174,056.20	(1,016,132.73)	1,157,923.47	879,036.25	(278,887.22)	879,036.25	266,455.75
36228FU38	133,252.51	(23,408.35)	109,844.16	110,225.32	381.16	110,225.32	135,474.16

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
362334EB6	$11,750,921.86	$(409,585.78)	$11,341,336.08	$10,432,832.98	$(908,503.10)	$10,432,832.98	$7,905,838.40
362334FS8	1,498,434.51	(52,548.01)	1,445,886.50	1,268,784.30	(177,102.20)	1,268,784.30	896,004.31
362341SG5	973,759.47	(251,383.68)	722,375.79	722,619.50	243.71	722,619.50	841,148.33
362341VU0	22,216,825.75	(706,260.26)	21,510,565.49	21,510,565.56	0.07	21,510,565.56	14,506,947.50
362341XE4	24,725,080.51	(1,120,609.69)	23,604,470.82	23,619,213.22	14,742.40	23,619,213.22	20,524,915.29
36242D3Z4	99,672.30	18,970.87	118,643.17	57,525.76	(61,117.41)	57,525.76	37,989.60
36242DBY8	1,514,752.44	(11,567.69)	1,503,184.75	1,503,222.82	38.07	1,503,222.82	1,542,213.75
36242DBZ5	736,203.43	(295,389.29)	440,814.14	431,349.89	(9,464.25)	431,349.89	174,847.45
36242DGA5	255,499.68	(78,936.04)	176,563.64	131,227.71	(45,335.93)	131,227.71	109,513.40
362437AC9	2,904,701.65	-	2,904,701.65	2,766,512.29	(138,189.36)	2,766,512.29	2,200,124.57
36244LAA1	3,592,536.98	(35,823.51)	3,556,713.47	3,346,055.90	(210,657.57)	3,346,055.90	2,781,928.22
362480AD7	20,578,094.31	(1,551,939.62)	19,026,154.69	17,271,484.62	(1,754,670.07)	17,271,484.62	10,506,726.52
38012UAA7	702,306.52	(135,212.34)	567,094.18	567,094.18	-	567,094.18	463,963.48
39538AAN6	112,699.15	(42,873.56)	69,825.59	6,620.32	(63,205.27)	6,620.32	46,850.28
39538RAB5	12,822,232.56	(211,618.14)	12,610,614.42	12,610,614.42	-	12,610,614.42	6,530,042.45
39538RBB4	14,678,426.13	-	14,678,426.13	14,242,584.03	(435,842.10)	14,242,584.03	7,704,968.48
39538WBH0	18,553.24	(5,118.63)	13,434.61	12,049.27	(1,385.34)	12,049.27	10,356.98
39538WEU8	40,208.50	(8,527.45)	31,681.05	1,855.69	(29,825.36)	1,855.69	18,233.47
39538WFH6	12,189,549.72	(450,769.55)	11,738,780.17	11,497,667.50	(241,112.67)	11,497,667.50	5,790,767.49
39538WHF8	35,953,806.23	(2,193,286.66)	33,760,519.57	33,038,438.02	(722,081.55)	33,038,438.02	17,810,559.51
39539GAA0	5,782,377.38	-	5,782,377.38	5,687,762.28	(94,615.10)	5,687,762.28	3,254,887.46
40430HAJ7	224,963.40	(53,507.84)	171,455.56	68,648.39	(102,807.17)	68,648.39	51,328.98
40430HBH0	26,420.54	6,245.24	32,665.78	6,438.06	(26,227.72)	6,438.06	8,564.40
40430HBJ6	1,430.41	10,873.51	12,303.92	2,561.10	(9,742.82)	2,561.10	3,899.46
40430HCQ9	17,350.80	(9,836.80)	7,514.00	3,267.41	(4,246.59)	3,267.41	10,485.80
40430HDC9	1,851,099.68	-	1,851,099.68	1,792,320.84	(58,778.84)	1,792,320.84	1,382,382.87
40430HEB0	63,957.60	(12,947.84)	51,009.76	40,225.13	(10,784.63)	40,225.13	60,728.90
40430HFL7	1,956,176.05	-	1,956,176.05	1,906,241.76	(49,934.29)	1,906,241.76	1,318,660.00
40430MAB3	774,684.30	-	774,684.30	498,323.78	(276,360.52)	498,323.78	427,663.10
40430VAG2	8,658,131.22	1,992,799.59	10,650,930.81	10,650,930.84	0.03	10,650,930.84	6,347,544.39
40430YAD3	1,120,844.61	476,051.43	1,596,896.04	1,595,797.52	(1,098.52)	1,595,797.52	1,032,149.37
40431HAT4	36,041.61	(675.07)	35,366.54	3,884.33	(31,482.21)	3,884.33	47,067.21
40431KAA8	218,202.31	-	218,202.31	199,872.54	(18,329.77)	199,872.54	171,190.71
40431KAE0	7,121,578.31	(179,682.76)	6,941,895.55	5,616,940.27	(1,324,955.28)	5,616,940.27	4,391,833.37
40431KAL4	-	29,984.05	29,984.05	356.28	(29,627.77)	356.28	39,389.28
40431KAN0	3,059.18	(2,656.02)	403.16	7.99	(395.17)	7.99	5,149.68
40431RAN5	42,004.00	(25,007.00)	16,997.00	7,087.43	(9,909.57)	7,087.43	40,890.00
40431XAE2	5,000,000.00	(561,010.00)	4,438,990.00	3,669,719.88	(769,270.12)	3,669,719.88	2,298,750.00
40431XAF9	1,652,330.35	(203,975.66)	1,448,354.69	1,186,537.22	(261,817.47)	1,186,537.22	2,520,998.43
41161PA86	2,172,925.09	(184,140.35)	1,988,784.74	1,982,904.87	(5,879.87)	1,982,904.87	1,517,659.57
41161PFR9	1,486,451.33	(24,007.88)	1,462,443.45	1,462,165.21	(278.24)	1,462,165.21	948,636.14
41161PH55	42,645.44	(24,922.09)	17,723.35	3,658.60	(14,064.75)	3,658.60	54,018.22
41161PHC0	8,923,425.56	-	8,923,425.56	8,884,066.38	(39,359.18)	8,884,066.38	5,672,667.45
41161PHU0	8,601,760.49	(145,308.40)	8,456,452.09	8,430,019.21	(26,432.88)	8,430,019.21	5,932,136.36
41161PHZ9	70,913.71	82,797.01	153,710.72	153,889.42	178.70	153,889.42	180,593.67
41161PKH5	757,675.22	(22,173.52)	735,501.70	725,024.85	(10,476.85)	725,024.85	396,503.30
41161PL43	24,615,331.86	(2,590,119.02)	22,025,212.84	21,612,784.20	(412,428.64)	21,612,784.20	11,709,148.24
41161PLR2	14,244,717.90	(385,166.07)	13,859,551.83	13,825,335.74	(34,216.09)	13,825,335.74	8,366,287.54
41161PMG5	17,253,098.35	(435,416.46)	16,817,681.89	16,726,726.35	(90,955.54)	16,726,726.35	9,864,976.57
41161PQU0	15,032,844.26	(509,899.05)	14,522,945.21	14,404,648.24	(118,296.97)	14,404,648.24	8,046,381.00
41161PSC8	187,355.22	(104,485.09)	82,870.13	33,906.46	(48,963.67)	33,906.46	128,673.17
41161PTN3	2,488,737.90	-	2,488,737.90	2,403,295.01	(85,442.89)	2,403,295.01	1,429,172.80
41161PTP8	1,047,870.97	(49,765.79)	998,105.18	894,911.80	(103,193.38)	894,911.80	381,718.55
41161PWB5	8,018,119.10	(221,789.19)	7,796,329.91	7,739,206.28	(57,123.63)	7,739,206.28	4,267,591.76
41161PXH1	920,291.74	-	920,291.74	916,897.69	(3,394.05)	916,897.69	556,437.84
41161PZR7	118,106.83	(67,955.53)	50,151.30	50,150.84	(0.46)	50,150.84	144,552.84
41162DAF6	11,701,738.11	(661,584.41)	11,040,153.70	11,040,153.68	(0.02)	11,040,153.68	6,862,911.53
41164LAB5	17,946,999.15	(161,791.91)	17,785,207.24	16,997,897.58	(787,309.66)	16,997,897.58	8,449,856.09
43739EAP2	22,961,392.55	(820,456.47)	22,140,936.08	22,140,936.08	-	22,140,936.08	12,892,201.96
43739EBJ5	10,261,824.53	-	10,261,824.53	10,189,859.48	(71,965.05)	10,189,859.48	7,276,570.28
43739EBS5	10,255,869.16	-	10,255,869.16	10,210,251.89	(45,617.27)	10,210,251.89	6,956,810.14
44328AAB6	110,785.78	-	110,785.78	97,220.60	(13,565.18)	97,220.60	91,241.98
45071KDD3	2,258,869.68	(21,618.04)	2,237,251.64	1,959,951.95	(277,299.69)	1,959,951.95	1,845,852.93
45254NHV2	371,610.30	-	371,610.30	367,980.49	(3,629.81)	367,980.49	123,297.15
45254NJG3	1,549,447.63	(6,571.48)	1,542,876.15	1,538,876.76	(3,999.39)	1,538,876.76	928,880.28
45254NJK4	263,296.35	-	263,296.35	248,823.16	(14,473.19)	248,823.16	227,276.45
45254NJP3	205,413.04	36,624.01	242,037.05	217,461.32	(24,575.73)	217,461.32	80,537.81
45254NJV0	1,138,070.34	(9,708.64)	1,128,361.70	1,128,361.70	-	1,128,361.70	788,426.01
45254NJX6	292,353.93	6,584.43	298,938.36	298,704.57	(233.79)	298,704.57	289,072.22
45254NKA4	495,568.65	(65,119.76)	430,448.89	431,215.66	766.77	431,215.66	321,464.99
45254NKD8	4,629,985.41	-	4,629,985.41	4,626,242.43	(3,742.98)	4,626,242.43	3,429,700.17
45254NKF3	5,907,974.72	(4,269.54)	5,903,705.18	5,903,705.18	-	5,903,705.18	4,022,194.93
45254NKK2	283,289.05	(174,576.02)	108,713.03	107,138.87	(1,574.16)	107,138.87	60,564.22
45254NKX4	7,161,988.36	(10,938.73)	7,151,049.63	7,000,982.48	(150,067.15)	7,000,982.48	4,810,195.34
45254NNP8	15,300,516.98	(58,004.25)	15,242,512.73	14,916,899.98	(325,612.75)	14,916,899.98	9,037,984.78
45254NPA9	17,242,032.23	(21,220.96)	17,220,811.27	17,188,650.63	(32,160.64)	17,188,650.63	11,291,071.24
45254NPG6	1,824,326.79	68,839.48	1,893,166.27	1,499,661.60	(393,504.67)	1,499,661.60	784,659.56
45254NPU5	6,143,726.31	(56,958.49)	6,086,767.82	6,081,734.04	(5,033.78)	6,081,734.04	3,455,846.04

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
45254TMK7	$103,933.71	$44,404.56	$148,338.27	$148,251.52	$(86.75)	$148,251.52	$58,150.97
45254TSM7	5,134,958.75	-	5,134,958.75	4,904,216.59	(230,742.16)	4,904,216.59	2,203,345.32
45254TTM6	7,821,649.09	3,574,764.87	11,396,413.96	11,392,853.15	(3,560.81)	11,392,853.15	114,739.03
452570AA2	108,099.32	(11,936.08)	96,163.24	96,163.25	0.01	96,163.25	70,513.16
45257EAA2	7,076,387.15	(332,234.94)	6,744,152.21	6,379,410.87	(364,741.34)	6,379,410.87	2,700,786.82
45660L4P1	621,804.05	(133,988.47)	487,815.58	57,105.29	(430,710.29)	57,105.29	1,083,035.37
45660L4Q9	384,064.65	(251,714.72)	132,349.93	979.46	(131,370.47)	979.46	42,763.04
45660LAU3	198,143.26	-	198,143.26	171,417.93	(26,725.33)	171,417.93	166,005.65
45660LCN7	7,169,685.04	(373,021.18)	6,796,663.86	6,776,094.11	(20,569.75)	6,776,094.11	3,622,615.51
45660LGX1	178,224.04	(114,519.62)	63,704.42	63,704.11	(0.31)	63,704.11	72,065.00
45660LKW8	29,413,454.36	-	29,413,454.36	29,030,201.20	(383,253.16)	29,030,201.20	15,624,210.43
45660LNB1	411,659.39	8,529.99	420,189.38	327,147.44	(93,041.94)	327,147.44	236,660.48
45660LR84	279,459.32	(212,446.68)	67,012.64	17,959.47	(49,053.17)	17,959.47	126,578.07
45660LVD8	46,323.44	5,215.42	51,538.86	32,328.46	(19,210.40)	32,328.46	44,144.81
45660LW96	4,663,844.83	(200,285.25)	4,463,559.58	4,362,887.12	(100,672.46)	4,362,887.12	2,225,089.04
45660LWD7	5,091,502.81	(1,201,715.18)	3,889,787.63	3,884,344.71	(5,442.92)	3,884,344.71	2,954,382.62
45660LYW3	5,853,501.88	(131,428.11)	5,722,073.77	5,391,847.32	(330,226.45)	5,391,847.32	2,803,125.90
45660N2J3	6,372,718.41	(42,070.33)	6,330,648.08	6,179,827.90	(150,820.18)	6,179,827.90	3,707,712.83
45660N5H4	7,613,450.26	(85,652.21)	7,527,798.05	7,335,159.95	(192,638.10)	7,335,159.95	5,136,644.66
45660N7R0	297,682.97	(38,427.25)	259,255.72	125,824.32	(133,431.40)	125,824.32	121,149.00
45660NM44	270,353.97	12,515.17	282,869.14	283,563.82	694.68	283,563.82	456,915.03
45660NQ24	2,708,860.47	(143,975.78)	2,564,884.69	2,543,474.90	(21,409.79)	2,543,474.90	2,131,329.60
45660NRB3	721,448.94	390,163.68	1,111,612.62	1,111,448.99	(163.63)	1,111,448.99	561,917.32
45660NS30	3,078,528.74	(5,877.59)	3,072,651.15	3,039,838.61	(32,812.54)	3,039,838.61	1,572,367.56
45660NT96	3,452,909.04	-	3,452,909.04	3,384,296.00	(68,613.04)	3,384,296.00	2,624,022.47
456612AC4	21,551,229.32	(716,844.00)	20,834,385.32	20,836,618.72	2,233.40	20,836,618.72	11,326,676.00
45661EAA2	424,264.23	(41,654.37)	382,609.86	382,609.84	(0.02)	382,609.84	296,062.18
45661EAM6	(15,929.66)	-	(15,929.66)	-	15,929.66	-	-
45661LAG3	4,656,310.95	2,674,595.53	7,330,906.48	6,982,957.06	(347,949.42)	6,982,957.06	4,222,057.95
45661XAK8	(2,861.52)	-	(2,861.52)	-	2,861.52	-	-
45662BAJ8	150,566.18	(31,994.75)	118,571.43	118,571.43	-	118,571.43	96,138.02
45664BAE7	125,574.24	(4,872.64)	120,701.60	32,217.23	(88,484.37)	32,217.23	59,179.35
45664BAF4	14,896.53	-	14,896.53	151.42	(14,745.11)	151.42	16,400.35
45667QAJ0	152,815.71	(110,494.63)	42,321.08	23,470.58	(18,850.50)	23,470.58	58,765.38
45667WAA6	5,791,497.51	-	5,791,497.51	5,738,173.98	(53,323.53)	5,738,173.98	3,396,490.07
45667WAC2	1,061,712.03	-	1,061,712.03	912,641.26	(149,070.77)	912,641.26	597,113.27
45667WAJ7	15,267.62	(8,676.62)	6,591.00	2,073.04	(4,517.96)	2,073.04	14,553.23
45668WAE7	617,686.02	126,591.46	744,277.48	689,250.87	(55,026.61)	689,250.87	407,227.90
464125AC7	2,049,608.69	(451,355.39)	1,598,253.30	1,411,834.09	(186,419.21)	1,411,834.09	1,545,252.80
464126BW0	518,562.49	160,365.74	678,928.23	678,104.61	(823.62)	678,104.61	315,144.13
46412AAD4	4,426,669.31	(304,691.87)	4,121,977.44	4,121,977.45	0.01	4,121,977.45	3,228,660.50
466247NC3	763,348.41	496,069.23	1,259,417.64	714,519.49	(544,898.15)	714,519.49	509,267.65
466247XE8	8,378,386.49	(401,760.29)	7,976,626.20	7,557,818.41	(418,807.79)	7,557,818.41	4,957,619.01
46627MBQ9	14,793,717.92	(35,993.12)	14,757,724.80	14,588,991.65	(168,733.15)	14,588,991.65	9,339,570.00
46627MCS4	10,523,089.43	(724,672.55)	9,798,416.88	9,473,967.41	(324,449.47)	9,473,967.41	5,291,066.21
466284AG1	6,110.02	(3,489.00)	2,621.02	484.50	(2,136.52)	484.50	1,009.63
466286AH4	11,833.06	(9,643.85)	2,189.21	307.91	(1,881.30)	307.91	961.44
46629BAR0	4,307,876.98	(183,067.00)	4,124,809.98	3,387,847.38	(736,962.60)	3,387,847.38	3,528,750.00
46629NAC7	542,935.82	-	542,935.82	516,494.29	(26,441.53)	516,494.29	456,010.55
46629QAR7	39,647.40	(5,173.40)	34,474.00	13,880.46	(20,593.54)	13,880.46	34,246.00
46629QAU0	2,021,995.44	(38,863.00)	1,983,132.44	1,464,528.27	(518,604.17)	1,464,528.27	946,687.50
46629QBE5	9,013.40	-	9,013.40	1,755.71	(7,257.69)	1,755.71	4,614.60
46629QBF2	34,532.60	(23,878.43)	10,654.17	2,537.57	(8,116.60)	2,537.57	33,421.51
46629TAP5	28,239.94	10,415.06	38,655.00	15,869.93	(22,785.07)	15,869.93	77,296.00
46630CAC8	4,241,516.15	(239,120.51)	4,002,395.64	2,599,205.87	(1,403,189.77)	2,599,205.87	1,434,450.00
46630KAA4	1,953,316.24	(27,452.89)	1,925,863.35	1,740,643.15	(185,220.20)	1,740,643.15	1,416,365.51
52520MFT5	237,961.35	(69,153.80)	168,807.55	168,807.55	-	168,807.55	238,233.86
525221AW7	921,355.00	(667,600.19)	253,754.81	253,754.83	0.02	253,754.83	281,904.66
525221CD7	559,421.41	439,062.21	998,483.62	716,769.44	(281,714.18)	716,769.44	107,768.85
525221CE5	25,395.30	(11,082.18)	14,313.12	2,210.30	(12,102.82)	2,210.30	29,920.68
525221DV6	(8,775.38)	(12,813.42)	(21,588.80)	6,163.77	27,752.57	6,163.77	120,038.30
525221EN3	17,867,814.42	(1,222,548.02)	16,645,266.40	16,648,455.09	3,188.69	16,648,455.09	6,258,112.24
525221EY9	24,237.30	(18,781.92)	5,455.38	954.24	(4,501.14)	954.24	13,268.11
525221FE2	477.59	13,051.50	13,529.09	7,720.86	(5,808.23)	7,720.86	14,072.47
525221GK7	55,878.89	11,810.83	67,689.72	90.06	(67,599.66)	90.06	5,867.58
525221GM3	4,216,698.22	(243,581.79)	3,973,116.43	3,973,116.43	-	3,973,116.43	2,143,094.71
525221GW1	13,735.93	-	13,735.93	-	(13,735.93)	-	-
525221HA8	31,302,771.71	(3,924,129.91)	27,378,641.80	27,376,530.02	(2,111.78)	27,376,530.02	16,220,806.10
525221HK6	-	8,712.03	8,712.03	1,771.39	(6,940.64)	1,771.39	1,685.89
525221JA6	185,398.14	216,678.63	402,076.77	116,346.84	(285,729.93)	116,346.84	327,869.02
525226AL0	2,041,436.93	(881,883.17)	1,159,553.76	1,055,302.54	(104,251.22)	1,055,302.54	105,672.00
525229AG5	3,305,832.31	(1,374,579.22)	1,931,253.09	1,931,253.09	-	1,931,253.09	1,452,438.93
52522DAZ4	493.42	-	493.42	-	(493.42)	-	-
52522GAQ7	7,948.99	-	7,948.99	-	(7,948.99)	-	-
52524VAG4	16,012,291.61	(703,565.77)	15,308,725.84	14,880,794.38	(427,931.46)	14,880,794.38	8,310,209.38
52524YAF0	15,541,301.08	(1,360,381.05)	14,180,920.03	13,987,390.02	(193,530.01)	13,987,390.02	7,172,764.08
550279AA1	6,274,777.90	(236,352.07)	6,038,425.83	5,719,975.04	(318,450.79)	5,719,975.04	3,305,180.21
55027AAR1	16,288,890.63	(1,244,157.03)	15,044,733.60	14,831,783.35	(212,950.25)	14,831,783.35	8,697,837.47
55027AAU4	7,186,788.15	(614,901.60)	6,571,886.55	6,443,807.17	(128,079.38)	6,443,807.17	2,962,638.41
55027BAA6	20,955,333.39	(2,254,332.44)	18,701,000.95	17,758,278.13	(942,722.82)	17,758,278.13	8,466,012.75

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
55275NBB6	$8,250.00	$-	$8,250.00	$-	$(8,250.00)	$-	$-
56119LAG8	4,723,808.83	(1,877,459.94)	2,846,348.89	1,531,598.40	(1,314,750.49)	1,531,598.40	146,430.00
576429AL8	19,711.56	(11,899.96)	7,811.60	6,301.40	(1,510.20)	6,301.40	32,665.19
576433E44	297,366.84	(76,658.37)	220,708.47	220,708.46	(0.01)	220,708.46	272,937.67
576433G42	10,652,312.45	(163,453.73)	10,488,858.72	10,412,833.49	(76,025.23)	10,412,833.49	5,566,969.49
576433H33	6,372,422.22	(392,290.83)	5,980,131.39	5,972,733.59	(7,397.80)	5,972,733.59	4,252,420.19
576433KG0	611,574.23	409,654.00	1,021,228.23	1,021,228.23	-	1,021,228.23	542,404.20
576433NH5	4,864,250.80	(932,638.83)	3,931,611.97	3,738,615.28	(192,996.69)	3,738,615.28	2,184,145.84
576433RU2	1,564,814.22	1,198,608.89	2,763,423.11	2,311,546.71	(451,876.40)	2,311,546.71	834,300.00
576433SE7	1,210,379.66	779,554.36	1,989,934.02	1,858,572.37	(131,361.65)	1,858,572.37	394,640.00
576433WZ5	2,716,809.47	(27,281.63)	2,689,527.84	2,689,527.83	(0.01)	2,689,527.83	2,741,425.34
576436CV9	721,026.64	(4,537.22)	716,489.42	654,247.18	(62,242.24)	654,247.18	443,794.43
57643AAA8	945,496.45	(82,062.60)	863,433.85	770,147.78	(93,286.07)	770,147.78	561,189.50
57643LMP8	2,789,386.65	(231,738.57)	2,557,648.08	1,993,072.89	(564,575.19)	1,993,072.89	990,090.30
576444AA1	-	(779.65)	(779.65)	(779.62)	0.03	(779.62)	-
589929D62	124,182.59	(54.60)	124,127.99	124,127.89	(0.10)	124,127.89	113,199.46
59020UAA3	258,104.69	(17,427.80)	240,676.89	241,216.22	539.33	241,216.22	258,055.41
59020UHP3	1,052,530.18	(38,769.78)	1,013,760.40	1,013,918.12	157.72	1,013,918.12	1,551,002.30
59020UQ57	3,985,091.88	(179,447.86)	3,805,644.02	3,709,559.79	(96,084.23)	3,709,559.79	1,886,796.00
59020UTL9	1,301,661.36	(250,222.66)	1,051,438.70	1,051,438.71	0.01	1,051,438.71	569,601.48
59020UXN0	988,984.54	(503,824.31)	485,160.23	337,980.13	(147,180.10)	337,980.13	343,243.94
590212AB2	374,387.65	(1,410.69)	372,976.96	283,938.22	(89,038.74)	283,938.22	240,738.19
59023WAG3	95,554.26	(20,280.06)	75,274.20	32,000.47	(43,273.73)	32,000.47	100,682.69
59024EAD9	3,325,725.45	335,633.92	3,661,359.37	2,550,410.90	(1,110,948.47)	2,550,410.90	2,626,032.47
59024UAB7	2,032,019.76	(1,128.09)	2,030,891.67	1,744,959.31	(285,932.36)	1,744,959.31	1,492,947.00
59024WAF4	441,002.12	(18,363.18)	422,638.94	422,639.40	0.46	422,639.40	30,981.59
61748HAA9	29,279.95	(72.49)	29,207.46	29,212.42	4.96	29,212.42	26,883.97
61748HRF0	144,755.20	(48,244.69)	96,510.51	12,607.65	(83,902.86)	12,607.65	2,570.55
61749BAB9	945,603.73	(5,384.35)	940,219.38	856,972.03	(83,247.35)	856,972.03	658,881.87
61749BAP8	2,417.08	(1,382.60)	1,034.48	789.67	(244.81)	789.67	2,192.23
61750FAE0	880,066.92	31,010.99	911,077.91	739,608.63	(171,469.28)	739,608.63	504,449.35
61750MAB1	115,988.62	-	115,988.62	106,384.19	(9,604.43)	106,384.19	111,448.07
61750SAB8	1,290,522.75	(5,100.27)	1,285,422.48	1,163,864.67	(121,557.81)	1,163,864.67	1,071,294.30
61751JAQ4	38,767.09	19,560.54	58,327.63	24,575.78	(33,751.85)	24,575.78	47,181.32
617526AE8	476,968.44	(46,120.06)	430,848.38	330,663.44	(100,184.94)	330,663.44	246,923.38
61753KAB2	559,208.71	(774.82)	558,433.89	509,549.80	(48,884.09)	509,549.80	515,564.98
61753VAG7	-	2,766.48	2,766.48	1,369.53	(1,396.95)	1,369.53	2,887.04
61755AAB2	49,506.96	(442.13)	49,064.83	45,196.99	(3,867.84)	45,196.99	38,362.28
61755FAE5	37,534.44	(10,214.31)	27,320.13	13,795.30	(13,524.83)	13,795.30	10,768.38
61757MAB4	3,913,561.13	(835,075.75)	3,078,485.38	2,414,468.28	(664,017.10)	2,414,468.28	2,422,750.88
61915RAX4	2,201,640.30	-	2,201,640.30	1,339,676.66	(861,963.64)	1,339,676.66	1,614,302.59
61915RAZ9	11,829.77	148,828.39	160,658.16	111,861.95	(48,796.21)	111,861.95	33,803.15
61915RBB1	9,308,158.67	(625,806.12)	8,682,352.55	8,387,760.09	(294,592.46)	8,387,760.09	4,986,896.17
61915RBZ8	1,409,159.00	(272,420.17)	1,136,738.83	1,057,232.52	(79,506.31)	1,057,232.52	650,326.10
638728AC9	3,259,817.85	(22,890.34)	3,236,927.51	2,529,371.10	(707,556.41)	2,529,371.10	2,030,692.06
638728AF2	18,561.91	-	18,561.91	-	(18,561.91)	-	-
64352VLH2	2,532,571.71	582,801.90	3,115,373.61	3,115,373.60	(0.01)	3,115,373.60	2,292,240.57
64352VPC9	43,123.92	5,242.88	48,366.80	13,538.07	(34,828.73)	13,538.07	12,812.60
64352VQR5	9,931,486.08	(168,524.05)	9,762,962.03	7,679,198.67	(2,083,763.36)	7,679,198.67	6,518,578.40
65106FAB8	14,263,605.35	(22,735.06)	14,240,870.29	13,367,631.80	(873,238.49)	13,367,631.80	8,862,773.86
65106FAG7	1,190,670.00	30,370.04	1,221,040.04	393,807.29	(827,232.75)	393,807.29	647,670.34
65535VEY0	1,058,364.05	4,609.67	1,062,973.72	1,022,015.53	(40,958.19)	1,022,015.53	656,871.50
65535VLQ9	-	43,484.42	43,484.42	15,910.41	(27,574.01)	15,910.41	75,971.03
65535VPK8	-	20,060.27	20,060.27	2,860.98	(17,199.29)	2,860.98	15,500.08
65535VRH3	6,266,429.36	1,539,821.26	7,806,250.62	6,086,108.40	(1,720,142.22)	6,086,108.40	5,584,866.16
65535VRK6	3,718,965.94	(45,152.89)	3,673,813.05	2,718,914.42	(954,898.63)	2,718,914.42	2,088,268.18
65535VSQ2	(82.52)	84,811.20	84,728.68	15,777.81	(68,950.87)	15,777.81	52,938.73
65535VUS5	3,895,364.92	(14,580.71)	3,880,784.21	2,989,246.58	(891,537.63)	2,989,246.58	2,305,182.59
65537BAG5	135,801.47	27,719.32	163,520.79	66,290.17	(97,230.62)	66,290.17	186,827.55
65538DAA3	5,312,827.99	(755,452.40)	4,557,375.59	3,758,835.27	(798,540.32)	3,758,835.27	2,743,517.21
66987WDE4	5,847,704.72	(1,907,696.14)	3,940,008.58	2,625,510.75	(1,314,497.83)	2,625,510.75	1,321,874.39
669884AF5	377,184.51	(320,129.01)	57,055.50	19,285.80	(37,769.70)	19,285.80	65,026.50
68383NCA9	29,122,184.77	(24,362.21)	29,097,822.56	28,077,470.17	(1,020,352.39)	28,077,470.17	19,464,924.60
68383NCD3	3,010,524.84	-	3,010,524.84	2,886,447.36	(124,077.48)	2,886,447.36	1,195,500.00
68383NCU5	11,502,942.75	-	11,502,942.75	11,278,190.80	(224,751.95)	11,278,190.80	6,778,459.97
68383NDT7	11,271,205.77	(896,796.33)	10,374,409.44	10,376,195.82	1,786.38	10,376,195.82	5,667,672.20
68383NDW0	3,597,142.89	1,966,825.58	5,563,968.47	5,563,968.48	0.01	5,563,968.48	1,438,805.68
68402CAC8	1,129,570.54	-	1,129,570.54	904,070.48	(225,500.06)	904,070.48	925,975.69
69121PDE0	465,476.34	(30,222.18)	435,254.16	371,270.34	(63,983.82)	371,270.34	362,639.76
69121PDX8	978,111.40	(12,463.44)	965,647.96	761,663.20	(203,984.76)	761,663.20	686,172.00
70069FHV2	1,768,763.27	2,237,789.96	4,006,553.23	4,006,553.22	(0.01)	4,006,553.22	791,420.34
74348UAL3	529,251.03	8,700,000.00	9,229,251.03	9,229,251.03	-	9,229,251.03	5,297,590.09
74919VAB2	10,652,302.68	(993,121.20)	9,659,181.48	9,313,276.32	(345,905.16)	9,313,276.32	7,593,689.89
74922MAB7	9,687,128.57	4,175,428.12	13,862,556.69	13,005,303.38	(857,253.31)	13,005,303.38	7,543,029.69
74922MAC5	2,092,990.54	(291,002.72)	1,801,987.82	1,711,344.62	(90,643.20)	1,711,344.62	1,034,273.47
74923PAJ2	1,571.45	2,853.35	4,424.80	1,660.00	(2,764.80)	1,660.00	1,630.90
74923PAK9	(391.02)	327.62	(63.40)	124.63	188.03	124.63	127.17
74923PAL7	1,971.91	-	1,971.91	-	(1,971.91)	-	-
74924UAB7	14,266,741.14	(505,253.85)	13,761,487.29	13,569,897.78	(191,589.51)	13,569,897.78	12,126,297.16

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
74924XAD7	$1,426,249.05	$659,240.86	$2,085,489.91	$376,108.88	$(1,709,381.03)	$376,108.88	$615,410.40
74924YAH6	26,957.81	855.91	27,813.72	18,269.99	(9,543.73)	18,269.99	17,436.02
74927WAM6	228,730.11	71,175.90	299,906.01	299,674.84	(231.17)	299,674.84	374,845.91
74927XAM4	428,321.08	482,092.88	910,413.96	321,910.50	(588,503.46)	321,910.50	685,678.07
74951PBT4	3,922,041.69	2,299,991.33	6,222,033.02	6,219,225.65	(2,807.37)	6,219,225.65	2,601,017.16
74951PBV9	894,714.17	506,127.46	1,400,841.63	1,400,234.30	(607.33)	1,400,234.30	481,894.24
75114GAC3	27,542,226.82	(1,593,933.88)	25,948,292.94	25,436,827.09	(511,465.85)	25,436,827.09	13,131,451.01
75114HAD9	26,156,641.02	(2,290,774.73)	23,865,866.29	23,209,196.24	(656,670.05)	23,209,196.24	12,420,778.06
75114HAK3	4,345,090.29	1,332,818.60	5,677,908.89	5,187,537.40	(490,371.49)	5,187,537.40	1,375,305.50
75114NAA2	17,619,327.37	(271,141.83)	17,348,185.54	13,233,122.05	(4,115,063.49)	13,233,122.05	11,049,903.55
75114NAB0	4,294,512.68	1,986,378.35	6,280,891.03	4,812,858.48	(1,468,032.55)	4,812,858.48	2,639,323.22
75156XAC5	1,692,681.48	(66,097.69)	1,626,583.79	1,406,146.85	(220,436.94)	1,406,146.85	390,224.99
75405KAG3	72,207.00	(33,520.50)	38,686.50	16,425.07	(22,261.43)	16,425.07	82,599.00
75406AAB5	8,895,403.76	(112,039.39)	8,783,364.37	8,534,745.54	(248,618.83)	8,534,745.54	6,409,197.82
75970JAL0	53,512.83	58,314.15	111,826.98	61,163.35	(50,663.63)	61,163.35	92,482.25
75971EAK2	257,595.69	(43,454.93)	214,140.76	101,429.40	(112,711.36)	101,429.40	265,536.27
760985U33	395,180.18	227,220.37	622,400.55	622,400.56	0.01	622,400.56	207,422.66
76110GG62	6,213,713.75	(73,638.66)	6,140,075.09	6,140,075.09	-	6,140,075.09	4,833,180.01
76110GG70	2,369,630.97	(225,691.40)	2,143,939.57	2,144,577.08	637.51	2,144,577.08	1,868,499.55
76110GJ85	3,997,112.98	(76,580.43)	3,920,532.55	3,920,532.57	0.02	3,920,532.57	3,421,042.45
76110GTL5	1,562,861.26	(79,616.47)	1,483,244.79	1,483,244.80	0.01	1,483,244.80	1,574,472.15
76110GZQ7	8,594,656.44	(93,127.26)	8,501,529.18	8,501,529.19	0.01	8,501,529.19	7,490,061.37
76110GZR5	3,073,642.49	(28,507.28)	3,045,135.21	3,045,637.00	501.79	3,045,637.00	2,766,575.59
76110H4M8	395,265.68	(3,107.15)	392,158.53	334,099.27	(58,059.26)	334,099.27	213,990.49
76110H4Q9	563,487.10	(86,553.64)	476,933.46	476,939.06	5.60	476,939.06	548,700.17
76110H5C9	1,054,092.13	(435,732.14)	618,359.99	314,578.84	(303,781.15)	314,578.84	230,605.76
76110H5D7	30,845.67	-	30,845.67	7,611.74	(23,233.93)	7,611.74	22,307.81
76110HKX6	5,323,061.55	2,813,000.16	8,136,061.71	8,135,654.13	(407.58)	8,135,654.13	5,455,081.97
76110HKY4	703,854.76	625,157.79	1,329,012.55	1,328,923.64	(88.91)	1,328,923.64	636,456.27
76110W4J2	24,575.12	1,138.47	25,713.59	9,281.19	(16,432.40)	9,281.19	11,360.80
76110W6M3	2,284,782.03	774,236.30	3,059,018.33	3,059,018.34	0.01	3,059,018.34	918,960.00
761118FM5	13,209,885.72	-	13,209,885.72	12,296,474.43	(913,411.29)	12,296,474.43	8,438,914.81
761118FQ6	58,397.92	(29,610.73)	28,787.19	6,871.76	(21,915.43)	6,871.76	36,361.08
761118KU1	9,725,160.09	-	9,725,160.09	8,846,793.13	(878,366.96)	8,846,793.13	5,189,883.97
761118LA4	53,796.11	36,697.64	90,493.75	90,493.51	(0.24)	90,493.51	56,162.22
761118NN4	13,169,053.72	(694,418.44)	12,474,635.28	12,175,403.88	(299,231.40)	12,175,403.88	7,067,863.87
761118RJ9	707,298.45	(65,944.35)	641,354.10	621,028.28	(20,325.82)	621,028.28	309,807.20
761118RM2	28,918,638.87	(2,753,099.13)	26,165,539.74	25,698,060.79	(467,478.95)	25,698,060.79	13,624,706.80
761118WE4	204.00	-	204.00	-	(204.00)	-	-
761118WP9	18,769,710.39	(1,200,907.10)	17,568,803.29	15,649,047.44	(1,919,755.85)	15,649,047.44	10,974,279.58
761118WS3	3,842.84	4,366.40	8,209.24	1,319.66	(6,889.58)	1,319.66	2,850.76
76112B4M9	2,906,247.24	(166,746.10)	2,739,501.14	2,639,861.63	(99,639.51)	2,639,861.63	1,706,190.19
76112BE48	1,553,562.99	327,594.16	1,881,157.15	1,878,001.27	(3,155.88)	1,878,001.27	1,468,690.76
76112BK66	29,668.14	1,031.12	30,699.26	11,985.79	(18,713.47)	11,985.79	14,717.40
76112BLZ1	648,509.15	2,256,347.73	2,904,856.88	2,904,856.89	0.01	2,904,856.89	1,032,365.44
76112BN55	62,581.52	(11,597.30)	50,984.22	24,080.01	(26,904.21)	24,080.01	19,886.20
76113ABJ9	1,991,058.20	(276,091.76)	1,714,966.44	1,388,640.81	(326,325.63)	1,388,640.81	603,031.78
76114GAL1	93,832.60	(7,899.88)	85,932.72	721.66	(85,211.06)	721.66	4,979.56
783422BF4	174,947.30	1,825,052.70	2,000,000.00	2,000,000.00	-	2,000,000.00	999,258.10
78402TAD8	658,267.91	531,732.09	1,190,000.00	1,190,000.00	-	1,190,000.00	464,357.04
79549AFV6	2,580,012.65	-	2,580,012.65	2,284,534.58	(295,478.07)	2,284,534.58	2,427,035.27
79549ASN0	290,908.06	115,910.09	406,818.15	405,371.50	(1,446.65)	405,371.50	262,566.48
79549AYA1	824,602.79	1,044,459.34	1,869,062.13	1,868,017.15	(1,044.98)	1,868,017.15	792,099.16
79549AYB9	28,499.74	215,284.78	243,784.52	244,317.00	532.48	244,317.00	98,140.79
805564RM5	2,956,499.58	738,544.07	3,695,043.65	3,695,043.66	0.01	3,695,043.66	2,089,243.83
80557BAC8	10,329,035.81	(158,347.64)	10,170,688.17	6,848,378.81	(3,322,309.36)	6,848,378.81	3,576,155.00
81377EAA2	355,927.50	-	355,927.50	259,115.01	(96,812.49)	259,115.01	197,339.38
81378EAA1	5,847,745.73	(48,743.39)	5,799,002.34	5,274,918.91	(524,083.43)	5,274,918.91	3,857,117.38
81379EAA0	738,805.66	(9,289.36)	729,516.30	689,403.90	(40,112.40)	689,403.90	535,867.62
81744DAD4	531,092.00	(372,715.11)	158,376.89	42,137.90	(116,238.99)	42,137.90	486,634.11
81744FJH1	373,163.99	(24,840.39)	348,323.60	348,585.43	261.83	348,585.43	193,051.98
81879MAX7	92,102.98	15,742.14	107,845.12	52,295.44	(55,549.68)	52,295.44	51,926.45
83612LAK5	3,923.58	-	3,923.58	-	(3,923.58)	-	-
84751PAA7	26,471.20	8,451.75	34,922.95	34,922.95	-	34,922.95	19,221.73
84752CAE7	2,585,715.86	(340,501.89)	2,245,213.97	1,739,762.41	(505,451.56)	1,739,762.41	744,068.89
8635722A0	304,298.96	-	304,298.96	258,947.73	(45,351.23)	258,947.73	215,387.01
863579DV7	1,592,934.73	(60,524.79)	1,532,409.94	1,094,361.06	(438,048.88)	1,094,361.06	177,264.90
863579DX3	166,572.65	34,636.60	201,209.25	148,056.44	(53,152.81)	148,056.44	94,283.24
863579GG7	165,415.67	661.88	166,077.55	166,077.40	(0.15)	166,077.40	141,003.15
863579GJ1	43,155.23	(22,724.27)	20,430.96	20,427.02	(3.94)	20,427.02	13,129.20
863579HM3	461,311.52	(367,802.35)	93,509.17	43,126.70	(50,382.47)	43,126.70	64,979.90
863579RE0	131,829.76	(115,383.13)	16,446.63	16,451.61	4.98	16,451.61	134,865.14
863579TU2	635,560.85	(532,661.09)	102,899.76	102,915.02	15.26	102,915.02	382,873.84
863579YR3	10,523,482.58	(90,438.93)	10,433,043.65	10,190,246.57	(242,797.08)	10,190,246.57	6,603,915.23
863579Z43	16,445.38	103,950.79	120,396.17	52,730.84	(67,665.33)	52,730.84	91,301.91
86358BAH5	32,690.46	(255.56)	32,434.90	11,444.36	(20,990.54)	11,444.36	14,153.86
86358EQJ8	4,145,569.20	(574,825.80)	3,570,743.40	3,206,369.81	(364,373.59)	3,206,369.81	806,857.32
86358HQW2	325,850.39	(266,556.53)	59,293.86	59,293.86	-	59,293.86	329,714.28
86358R3Q8	1,082,031.97	424,084.89	1,506,116.86	1,506,092.48	(24.38)	1,506,092.48	930,488.90

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
86358RE86	$13,459.26	$3,776.02	$17,235.28	$17,216.29	$(18.99)	$17,216.29	$2,836.68
86358RL88	264,667.76	(34,909.91)	229,757.85	229,757.85	-	229,757.85	150,003.40
86358RLG0	385,111.34	49,705.21	434,816.55	434,784.64	(31.91)	434,784.64	271,022.08
86358RUL9	84,181.97	(56,749.75)	27,432.22	27,434.38	2.16	27,434.38	56,179.85
86358RUR6	101,135.94	206,388.52	307,524.46	307,529.13	4.67	307,529.13	56,947.29
86359ACC5	1,007,756.60	(196,483.91)	811,272.69	811,272.69	-	811,272.69	506,809.18
86359ACD3	843,958.00	(97,849.94)	746,108.06	745,811.91	(296.15)	745,811.91	612,335.68
86359ACE1	345,722.05	(27,506.90)	318,215.15	207,040.75	(111,174.40)	207,040.75	153,830.09
86359ACG6	76,697.26	(48,332.07)	28,365.19	28,188.04	(177.15)	28,188.04	67,311.50
86359AEH2	158,362.19	73,106.77	231,468.96	231,161.45	(307.51)	231,161.45	30,581.08
86359AHD8	420,482.44	108,278.11	528,760.55	528,489.82	(270.73)	528,489.82	364,521.10
86359AVY6	723,277.78	(3,382.42)	719,895.36	719,895.36	-	719,895.36	342,404.38
86359B7K1	213,076.55	(21,837.31)	191,239.24	187,908.19	(3,331.05)	187,908.19	154,961.35
86359BCV1	1,070,239.86	(127,934.45)	942,305.41	943,268.90	963.49	943,268.90	613,162.68
86359BKF7	1,227,093.53	428,166.70	1,655,260.23	1,658,397.70	3,137.47	1,658,397.70	2,231,220.18
86359BLB5	1,732,358.74	(30,744.46)	1,701,614.28	1,702,757.96	1,143.68	1,702,757.96	1,458,676.48
86359BLQ2	2,648,861.80	990,587.67	3,639,449.47	3,643,248.65	3,799.18	3,643,248.65	5,778,105.17
86359BLS8	116,441.18	62,462.37	178,903.55	110,076.13	(68,827.42)	110,076.13	96,817.83
86359BU82	290,663.85	(87,421.09)	203,242.76	80,989.75	(122,253.01)	80,989.75	151,103.21
86359DUV7	179,245.29	(49,349.89)	129,895.40	100,228.40	(29,667.00)	100,228.40	135,607.50
86359DXD4	294,266.16	(226,143.96)	68,122.20	68,122.20	-	68,122.20	63,993.01
86359LRC5	384,170.49	(257,490.29)	126,680.20	126,661.96	(18.24)	126,661.96	346,786.86
86359LRW1	28,679,892.40	(1,510,541.26)	27,169,351.14	26,475,123.11	(694,228.03)	26,475,123.11	15,136,386.82
86359LSM2	2,030,257.81	(81,453.31)	1,948,804.50	1,816,551.68	(132,252.82)	1,816,551.68	1,064,313.36
86360JAA9	14,543,741.26	(532,562.71)	14,011,178.55	13,930,147.54	(81,031.01)	13,930,147.54	8,109,614.85
86360JAE1	12,649,846.35	(761,646.33)	11,888,200.02	11,813,112.90	(75,087.12)	11,813,112.90	6,503,599.28
86360JAN1	5,595,458.98	(379,004.23)	5,216,454.75	5,147,847.78	(68,606.97)	5,147,847.78	2,625,609.16
86360KAF5	46,798,820.18	(2,955,673.08)	43,843,147.10	41,980,382.44	(1,862,764.66)	41,980,382.44	24,515,561.95
86360NAS1	1,233,351.06	810,834.20	2,044,185.26	318.15	(2,043,867.11)	318.15	1,666,540.94
86360PAD9	83,766.14	(4,763.24)	79,002.90	67,324.16	(11,678.74)	67,324.16	33,421.56
86360UAF3	5,521,288.04	(305,067.73)	5,216,220.31	5,102,465.72	(113,754.59)	5,102,465.72	2,864,885.94
86361EAM3	17,440.33	-	17,440.33	5,713.02	(11,727.31)	5,713.02	10,628.07
86361EAP6	9,042.00	-	9,042.00	3,046.79	(5,995.21)	3,046.79	8,085.00
86361EAQ4	-	2,346.27	2,346.27	655.03	(1,691.24)	655.03	2,523.50
86361HAA2	17,428,577.52	(684,001.96)	16,744,575.56	16,272,295.53	(472,280.03)	16,272,295.53	11,183,221.05
86361HAB0	11,651,742.66	(711,528.52)	10,940,214.14	10,943,104.96	2,890.82	10,943,104.96	7,842,308.99
86361HAZ7	-	9,594.00	9,594.00	3,464.37	(6,129.63)	3,464.37	39,630.00
86361HBA1	6,110.00	(3,826.40)	2,283.60	1,615.57	(668.03)	1,615.57	15,080.00
86362HAA1	14,588,619.53	(1,066,556.23)	13,522,063.30	12,561,288.69	(960,774.61)	12,561,288.69	7,147,203.91
86362HAH6	5,829.67	(3,177.69)	2,651.98	296.68	(2,355.30)	296.68	5,229.45
86362PAD7	253,545.94	(27,191.50)	226,354.44	122,110.19	(104,244.25)	122,110.19	71,430.42
86362XAV0	1,451.32	(1,120.95)	330.37	157.21	(173.16)	157.21	1,408.40
86363DAA9	13,760,475.45	(607,499.93)	13,152,975.52	12,694,054.56	(458,920.96)	12,694,054.56	7,142,217.23
86363HAB8	6,376,543.00	(237,447.51)	6,139,095.49	5,565,177.12	(573,918.37)	5,565,177.12	4,530,229.01
86363MAB7	5,202,696.47	(778,973.65)	4,423,722.82	3,978,852.21	(444,870.61)	3,978,852.21	2,186,856.00
86789MAP2	847,733.08	(457,943.46)	389,789.62	242,367.80	(147,421.82)	242,367.80	358,044.59
86800RAL5	1,972.56	-	1,972.56	-	(1,972.56)	-	-
872224AD2	20,349,000.00	-	20,349,000.00	19,360,265.50	(988,734.50)	19,360,265.50	9,799,142.34
872224AK6	119,332.16	(36,863.87)	82,468.29	28,832.86	(53,635.43)	28,832.86	124,089.68
872224AL4	40,816.07	(15,155.23)	25,660.84	25,660.84	-	25,660.84	43,894.13
872225AL1	93,706.50	(20,398.07)	73,308.43	73,308.44	0.01	73,308.44	230,995.55
872225AN7	30,641.99	(5,311.42)	25,330.57	25,330.58	0.01	25,330.58	98,001.41
872225AP2	22,599.87	219.29	22,819.16	22,819.15	(0.01)	22,819.15	92,891.37
872227AE3	8,031,420.99	(2,572,709.22)	5,458,711.77	5,313,561.29	(145,150.48)	5,313,561.29	3,957,824.24
872227AM5	181,133.95	(72,466.01)	108,667.94	36,583.13	(72,084.81)	36,583.13	177,935.23
87222EAJ7	31,009.62	24,043.08	55,052.70	13,908.37	(41,144.33)	13,908.37	73,001.72
87222PAN3	38,080.84	(17,273.04)	20,807.80	200.00	(20,607.80)	200.00	143,389.20
88156UAW0	-	45,750.00	45,750.00	45,750.00	-	45,750.00	30,500.00
88157QAL2	1,421,102.70	(457,898.05)	963,204.65	963,204.69	0.04	963,204.69	1,138,231.57
885220FS7	9,844,604.42	-	9,844,604.42	9,832,724.56	(11,879.86)	9,832,724.56	7,823,585.17
89789KAC9	30,127.35	(764.85)	29,362.50	11,270.83	(18,091.67)	11,270.83	27,000.00
92719UAM4	236,222.89	-	236,222.89	25,074.93	(211,147.96)	25,074.93	70,654.57
929227ZF6	52,265.55	(3,165.49)	49,100.06	49,100.06	-	49,100.06	124,067.66
92922F4M7	5,344,586.68	(19,929.97)	5,324,656.71	5,324,656.71	-	5,324,656.71	2,886,624.09
92922F5T1	9,171,169.14	(78,835.36)	9,092,333.78	9,092,333.78	-	9,092,333.78	5,914,578.69
92922F6E3	385,454.75	(77,583.33)	307,871.42	307,871.43	0.01	307,871.43	325,577.47
92922F7A0	2,238,246.59	-	2,238,246.59	1,699,451.30	(538,795.29)	1,699,451.30	1,020,525.22
92922F7Q5	12,554,648.32	(253,583.51)	12,301,064.81	12,300,269.04	(795.77)	12,300,269.04	6,680,797.65
92922FB72	1,559,125.74	-	1,559,125.74	1,554,057.51	(5,068.23)	1,554,057.51	937,789.79
92922FNW4	1,660,454.29	(123,016.17)	1,537,438.12	1,537,438.12	-	1,537,438.12	1,051,794.32
92922FQ76	789,417.30	(75,348.83)	714,068.47	494,472.77	(219,595.70)	494,472.77	288,547.16
92922FTJ7	1,833,244.40	(49,499.34)	1,783,745.06	1,756,138.52	(27,606.54)	1,756,138.52	1,176,690.61
92922FW61	2,327,563.81	(346,606.29)	1,980,957.52	1,873,062.99	(107,894.53)	1,873,062.99	1,192,605.33
92922FWU8	5,183,643.59	-	5,183,643.59	5,101,570.58	(82,073.01)	5,101,570.58	2,713,875.21
92922FZF8	11,146,213.55	(41,378.71)	11,104,834.84	11,104,834.84	-	11,104,834.84	7,900,401.88
92925CBB7	5,531,172.53	(24,538.49)	5,506,634.04	5,505,277.92	(1,356.12)	5,505,277.92	3,213,112.92
92926SAB2	58,318.93	(922.61)	57,396.32	50,378.73	(7,017.59)	50,378.73	38,707.45
92926SAE6	3,786,053.39	144,000.25	3,930,053.64	3,107,030.73	(823,022.91)	3,107,030.73	2,680,808.31
92977YAY7	2,719,007.55	414,130.93	3,133,138.48	2,868,059.48	(265,079.00)	2,868,059.48	94,172.41

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
92978EAA2	$1,890,306.44	$-	$1,890,306.44	$1,656,110.40	$(234,196.04)	$1,656,110.40	$1,482,263.15
93363CAF6	715,176.15	-	715,176.15	676,140.30	(39,035.85)	676,140.30	683,550.19
9393363A9	627,474.62	-	627,474.62	529,631.30	(97,843.32)	529,631.30	489,247.67
9393365V1	2,586,237.08	(269,112.39)	2,317,124.69	2,293,666.96	(23,457.73)	2,293,666.96	1,822,659.77
939336PT4	391,940.06	(122,328.61)	269,611.45	269,620.10	8.65	269,620.10	210,258.96
939336U35	1,970,462.37	(76,525.93)	1,893,936.44	1,893,979.36	42.92	1,893,979.36	1,738,382.89
93934FHC9	12,194,405.07	(1,040,681.96)	11,153,723.11	11,079,857.85	(73,865.26)	11,079,857.85	6,594,274.54
93934FHK1	125,978.62	(89,806.95)	36,171.67	36,171.66	(0.01)	36,171.66	150,363.33
93934FHL9	113.36	(761.93)	(648.57)	379.14	1,027.71	379.14	1,287.75
93934FJQ6	23,928,084.11	(2,524,843.98)	21,403,240.13	21,112,966.43	(290,273.70)	21,112,966.43	11,840,531.31
93934FMJ8	320,639.91	384,301.34	704,941.25	309,537.78	(395,403.47)	309,537.78	619,871.43
93934XAB9	2,779,422.93	(37,957.41)	2,741,465.52	2,365,617.00	(375,848.52)	2,365,617.00	2,147,559.47
93935AAE2	538,344.76	322,155.31	860,500.07	778,895.46	(81,604.61)	778,895.46	722,756.73
93935GAJ8	204,824.70	(20,348.81)	184,475.89	184,475.85	(0.04)	184,475.85	400,667.47
93935LAG3	352,542.75	195,529.97	548,072.72	380,550.36	(167,522.36)	380,550.36	256,255.23
93935WAP9	3,734.16	(1,009.22)	2,724.94	558.78	(2,166.16)	558.78	749.62
93935WAQ7	213.83	-	213.83	-	(213.83)	-	-
93936JAM4	344,464.75	76,650.92	421,115.67	15,796.16	(405,319.51)	15,796.16	158,641.85
941034AD2	257,293.51	(84,240.51)	173,053.00	173,053.00	-	173,053.00	225,090.30
941574AG0	7,340,873.94	(1,616,039.00)	5,724,834.94	5,222,700.00	(502,134.94)	5,222,700.00	450,000.00
9497EVAF2	18,903.75	12,699.04	31,602.79	18,528.82	(13,073.97)	18,528.82	24,886.44
94980MAB4	51,701.22	-	51,701.22	-	(51,701.22)	-	-
94981PAG5	802,955.86	1,280,654.46	2,083,610.32	1,993,300.87	(90,309.45)	1,993,300.87	368,612.09
94981VAX5	1,188,385.23	(3,379.86)	1,185,005.37	1,185,005.37	-	1,185,005.37	1,167,253.01
94983CAJ6	22,596,075.06	(3,685.55)	22,592,389.51	22,592,389.52	0.01	22,592,389.52	19,042,096.00
94983TAE0	13,778,384.20	(9,809.29)	13,768,574.91	13,768,647.54	72.63	13,768,647.54	11,891,147.08
94983VAC9	10,613,691.73	(1,094,464.14)	9,519,227.59	9,528,559.05	9,331.46	9,528,559.05	7,833,355.09
94985JAG5	19,506,806.93	(924,368.23)	18,582,438.70	18,456,891.56	(125,547.14)	18,456,891.56	12,376,584.08
984582AA4	6,248,076.68	(378,282.85)	5,869,793.83	4,767,458.80	(1,102,335.03)	4,767,458.80	4,272,181.96
984582AB2	102,579.32	(33,344.79)	69,234.53	16,425.16	(52,809.37)	16,425.16	100,679.29
L26479NN8	2,022,238.45	(518,182.51)	1,504,055.94	1,237,993.81	(266,062.13)	1,237,993.81	1,441,266.57
L26480MN7	1,956,398.74	(1,294,652.03)	661,746.71	887,037.64	225,290.93	887,037.64	348,503.40
N2874AAB7	7,848,850.24	(3,145,633.23)	4,703,217.01	5,052,572.40	349,355.39	5,052,572.40	1,053,648.00
Totals	$2,953,442,689.02	$(106,853,708.32)	$2,846,588,980.70	$2,700,948,264.43	$(145,640,716.27)	$2,700,948,264.43	$1,692,409,639.54

PART C

OTHER INFORMATION

Item 24. Financial Statements and Exhibits

(a) Financial Statements

Financial Statements Included in Part A

Condensed Financial Information

Financial Statements Included in Part B

The Registrant

Report of Independent Registered Public Accounting Firm

Statement of Assets and Liabilities as of December 31, 2011

Statements of Operations and Changes in Net Assets for the years ended December 31, 2011 and 2010

Notes to Financial Statements

The Depositor

Independent Auditors’ Report

Statutory Statements of Financial Position as of December 31, 2011 and 2010

Statutory Statements of Income (loss) for the years ended December 31, 2011, 2010, and 2009

Statutory Statements of Changes in Surplus for the years ended December 31, 2011, 2010, and 2009

Statutory Statements of Cash Flows for the years ended December 31, 2011, 2010, and 2009

Notes to Statutory Financial Statements

(b) Exhibits

Exhibit 1

Resolution of Board of Directors of the Company authorizing the establishment of the Separate Account, incorporated by reference to Initial Registration Statement No. 333-45039, filed on January 28, 1998.

Exhibit 2	Not Applicable.

Exhibit 3	(i) Principal Underwriting Agreement, incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement No. 333-45039, filed on June 4, 1998.

(ii) Underwriting and Servicing Agreement, incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement No. 333-45039, filed on June 4, 1998.

(iii) Insurance Products Distribution Agreement (4/08), incorporated by reference to Post-Effective Amendment No. 12 to Registration Statement No. 333-109620, filed on August 19, 2008.

(iv) Amendment for Insurance Product Distribution Agreement (4/08), incorporated by reference to Post-Effective Amendment No. 13 to Registration Statement No. 333-81015, filed in April 2009.

Exhibit 4	Form of Individual Annuity Contract, incorporated by reference to Initial Registration Statement No. 333-73406, filed on November 15, 2001.

Exhibit 5	Form of Individual Annuity Application, incorporated by reference to Initial Registration Statement No. 333-73406, filed on November 15, 2001.

Exhibit 6	(i) Copy of Articles of Incorporation of the Company, incorporated by reference to Post-Effective Amendment No. 18 to Registration Statement No. 333-50410, filed on November 24, 2008.

(ii) Copy of the Bylaws of the Company, incorporated by reference to Initial Registration Statement No. 333-150916, filed on May 14, 2008.

Exhibit 7	Not Applicable.

Exhibit 8	(a) Fund Participation Agreements

AIM Variable Insurance Funds, Inc. Participation Agreement dated as of April 30, 2004 with revised Schedule A as of July 6, 2005, incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement No. 333-150916, filed on September 12, 2008.

AIM Variable Insurance Funds, Inc. Amendment No. 1 to Participation Agreement, incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement No. 333-150916, filed on September 12, 2008.

AIM Variable Insurance Funds, Inc. Amendment No. 2 to Participation Agreement, incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement No. 333-45039, filed in April 2012.

AIM Variable Insurance Funds, Inc. Amendment No. 3 to Participation Agreement, incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement No. 333-45039, filed in April 2012.

Fidelity Variable Insurance Products Fund II Participation Agreement dated May 1, 1998, incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement No. 333-150916, filed on September 12, 2008.

Fidelity Variable Insurance Products Fund II Amendment to Participation Agreement, incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement No. 333-50410, filed on April 25, 2008.

Fidelity Variable Insurance Products Fund II Amendment effective April 15, 2001 to Participation Agreement, incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement No. 333-50410, filed on April 25, 2008.

Fidelity Variable Insurance Products Fund II Amendment effective June 30, 2008 to Participation Agreement, incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement No. 333-150916, filed on September 12, 2008.

Fidelity Summary Prospectus Agreement, incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement No. 333-45039, filed in April 2012.

ING Variable Products Trust Participation Agreement, incorporated by reference to Post-Effective Amendment No. 32 to Registration Statement No. 033-73140, filed on April 27, 2007.

ING Variable Products Trust Amendment dated as of May 28, 2007 to Participation Agreement, incorporated by reference to Initial Registration Statement No. 333-150916, filed on May 14, 2008.

ING Variable Products Trust Amendment dated as of April 3, 2008 to Participation Agreement, incorporated by reference to Initial Registration Statement No. 333-150916, filed on May 14, 2008.

ING Variable Products Trust Amendment dated September 6, 2008 to Participation Agreement, incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement No. 333-150916, filed on September 12, 2008.

ING Amendment effective May 27, 2010 to Participation Agreement, incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement No. 333-45039, filed in April 2012.

MML Series Investment Fund Participation Agreement dated November 17, 2005, incorporated by reference to Post-Effective Amendment No. 62 to Registration Statement No. 002-39334, filed on August 22, 2007.

MML Series Investment Fund First Amendment to Participation Agreement, incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement No. 333-50410, filed on April 25, 2008.

MML Series Investment Fund Second Amendment to Participation Agreement, incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement No. 333-150916, filed on September 12, 2008.

MML Series Investment Fund Third Amendment to Participation Agreement, incorporated by reference to Post-Effective Amendment No. 78 to Registration Statement No. 002-39334, filed on March 2, 2011.

MML Series Investment Fund Fourth Amendment to Participation Agreement, incorporated by reference to Post-Effective Amendment No. 78 to Registration Statement No. 002-39334, filed on March 2, 2011.

MML Series Investment Fund II Participation Agreement dated November 17, 2005, incorporated by reference to Post-Effective Amendment No. 4 to Registration Statement No. 333-122804, filed on April 30, 2008.

MML Series Investment Fund II First Amendment to Participation Agreement, incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement No. 333-50410, filed on April 25, 2008.

MML Series Investment Fund II Second Amendment to Participation Agreement, incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement No. 333-150916, filed on September 12, 2008.

MML Series Investment Fund II Third Amendment to Participation Agreement, incorporated by reference to Post-Effective Amendment No. 15 to Registration Statement No. 333-122804, filed on March 2, 2011.

MML Series Investment Fund II Fourth Amendment to Participation Agreement, incorporated by reference to Post-Effective Amendment No. 15 to Registration Statement No. 333-122804, filed on March 2, 2011.

MML Series Investment Fund II Fifth Amendment to Participation Agreement, incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement No. 333-45039, filed in April 2012.

Oppenheimer Variable Account Funds Participation Agreement dated May 1, 2006, incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement No. 333-50410, filed on April 25, 2008.

Oppenheimer Variable Account Funds Amendment No. 1 to Participation Agreement, incorporated by reference to Post-Effective Amendment No. 1 to Registration Statement No. 333-150916, filed on April 28, 2009.

Oppenheimer Variable Account Funds Amendment No. 2 to Participation Agreement, incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement No. 333-150916, filed on April 27, 2010.

Oppenheimer Variable Account Funds Amendment No. 3 to Participation Agreement, incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement No. 333-45039, filed in April 2012.

Panorama Series Fund, Inc. Participation Agreement dated May 1, 2006, incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement No. 333-50410, filed on April 25, 2008.

Panorama Series Fund, Inc. Amendment No. 1 to Participation Agreement, incorporated by reference to Post-Effective Amendment No. 1 to Registration Statement No. 333-150916, filed on April 28, 2009.

Panorama Series Fund, Inc. Amendment No. 2 to Participation Agreement, incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement No. 333-150916, filed on April 27, 2010.

Panorama Series Fund, Inc. Amendment No. 3 to Participation Agreement, incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement No. 333-45039, filed in April 2012.

PIMCO Participation Agreement dated as of April 21, 2006, incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement No. 333-150916, filed on September 12, 2008.

PIMCO Amendment No. 1 to Participation Agreement, incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement No. 333-150916, filed on September 12, 2008.

PIMCO Variable Insurance Trust Termination, New Agreements and Amendments (11/10/2010), incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement No. 333-45039, filed in April 2012.

PIMCO Amendment effective as of May 1, 2011 to Participation Agreement, incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement No. 333-45039, filed in April 2012.

(b) Rule 22c-2 Agreements, incorporated by reference to Post-Effective Amendment No. 10 to Registration Statement No. 333-80991, filed in April 2007.
AIM Variable Insurance Funds
Fidelity Variable Insurance Products Fund
ING Variable Products Trust
MML Series Investment Fund
MML Series Investment Fund II
Oppenheimer Variable Account Funds
Panorama Series Fund, Inc.
PIMCO Variable Insurance Trust

Exhibit 9	Opinion and Consent of Counsel, incorporated by reference to Post-Effective Amendment No. 9 to Registration Statement No. 333-73406, filed in April 2010.

Exhibit 10	(i) Consent of Independent Registered Public Accounting Firm, KPMG LLP.*

(ii) Powers of Attorney

Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement No. 333-45039, filed in April 2012 for: Cristóbal I. Conde Gregory Deavens H. Todd Stitzer Thomas C. Barry

      Incorporated by reference to Post-Effective Amendment No. 14 to Registration Statement No. 333-81015, filed in

      April 2010 for:

      Roger W. Crandall

      Michael T. Rollings

      Kathleen A. Corbet

      James H. DeGraffenreidt, Jr.

      Patricia Diaz Dennis

      Robert A. Essner

      Robert M. Furek

      Raymond W. LeBoeuf

      Cathy E. Minehan

      Marc F. Racicot

      William T. Spitz

Exhibit 11	Not Applicable.

Exhibit 12	Not Applicable.

Exhibit 14	None.

*	Filed herewith.

Item 25. Directors and Officers of the Depositor

Directors of Massachusetts Mutual Life Insurance Company

Thomas C. Barry, Director 320 Park Avenue, 28th Floor New York, NY 10022	Robert M. Furek, Director 1370 Cutler Court Marco Island, FL 34145

Cristóbal I. Conde, Director 255 E. 74th St., Apt. PH@ New York, NY 10021	Raymond W. LeBoeuf, Director 1590 Galleon Drive Naples, FL 34102-7716

Kathleen A. Corbet, Director 49 Cross Ridge Road New Canaan, CT 06840	Cathy E. Minehan, Director 128 Beacon Street Boston, MA 02116

Roger W. Crandall, Director, Chairman 1295 State Street Springfield, MA 01111	Marc Racicot, Director 28013 Swan Cove Drive Bigfork, MT 59911

James H. DeGraffenreidt, Jr., Director 1340 Smith Avenue Suite 200 Baltimore, MD 21209	William T. Spitz, Director 16 Wynstone Nashville, TN 37215

Patricia Diaz Dennis, Director 103 Devine Road San Antonio, TX 78212	H. Todd Stitzer, Director 243 Mooreland Road Kensington, CT 06037
Robert A. Essner, Director 1301 Westway Drive Sarasota, FL 34236 Officers of Massachusetts Mutual Life Insurance Company

Todd G. Picken, Corporate Vice President and Treasurer 1295 State Street Springfield, MA 01111	Gregory Deavens, Senior Vice President and Controller 1295 State Street Springfield, MA 01111

Roger W. Crandall, President and Chief Executive Officer (principal executive officer)

1295 State Street

Springfield, MA 01111

Mark Roellig, Executive Vice President and General Counsel

1295 State Street

Springfield, MA 01111

Michael T. Rollings, Executive Vice President and Chief Financial Officer

1295 State Street

Springfield, MA 01111

Elaine A. Sarsynski, Executive Vice President

1295 State Street

Springfield, MA 01111

Michael Fanning, Executive Vice President

1295 State Street

Springfield, MA 01111

Melvin Corbett, Executive Vice President and Chief Investment Officer

1295 State Street

Springfield, MA 01111

Christine Peaslee, Vice President, Corporate Secretary & Counsel

1295 State Street

Springfield, MA 01111

Debra Palermino, Executive Vice President

1295 State Street

Springfield, MA 01111

Robert Casale, Executive Vice President & Chief Information Officer

1295 State Street

Springfield, MA 01111

Elizabeth Chicares, Executive Vice President & Chief Enterprise Risk Officer

1295 State Street

Springfield, MA 01111

Item 26. Persons Controlled by or Under Common Control with the Depositor or Registrant

Incorporated by reference to Item 26 in Post-Effective Amendment No. 16 to Registration Statement No. 333-80991, filed in April 2012.

Item 27. Number of Contract Owners

As of February 17, 2012, the number of contract owners was 12,337.

Item 28. Indemnification

MassMutual directors and officers are indemnified under Article V of the by-laws of Massachusetts Mutual Life Insurance Company, as set forth below.

Article	V. of the Bylaws of MassMutual provides for indemnification of directors and officers as follows:

“Article	V. Subject to limitations of law, the Company shall indemnify:

(a)	each director, officer or employee;

(b)	any individual who serves at the request of the Company as a director, board member, committee member, officer or employee of any organization or any separate investment account; or

(c)	any individual who serves in any capacity with respect to any employee benefit plan,

from and against all loss, liability and expense imposed upon or incurred by such person in connection with any action, claim or proceeding of any nature whatsoever, in which such person may be involved or with which he or she may be threatened, by reason of any alleged act, omission or otherwise while serving in any such capacity. Indemnification shall be provided although the person no longer serves in such capacity and shall include protection for the person’s heirs and legal representatives.

Indemnities hereunder shall include, but not be limited to, all costs and reasonable counsel fees, fines, penalties, judgments or awards of any kind, and the amount of reasonable settlements, whether or not payable to the Company or to any of the other entities described in the preceding paragraph, or to the policyholders or security holders thereof.

Notwithstanding the foregoing, no indemnification shall be provided with respect to:

(1)	any matter as to which the person shall have been adjudicated in any proceeding not to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Company or, to the extent that such matter relates to service with respect to any employee benefit plan, in the best interests of the participants or beneficiaries of such employee benefit plan;

(2)	any liability to any entity which is registered as an investment company under the Federal Investment Company Act of 1940 or to the security holders thereof, where the basis for such liability is willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of office; and

(3)	any action, claim or proceeding voluntarily initiated by any person seeking indemnification, unless such action, claim or proceeding had been authorized by the Board of Directors or unless such person’s indemnification is awarded by vote of the Board of Directors.

In any matter disposed of by settlement or in the event of an adjudication which in the opinion of the General Counsel or his delegate does not make a sufficient determination of conduct which could preclude or permit indemnification in accordance with the preceding paragraphs (1), (2) and (3), the person shall be entitled to indemnification unless, as determined by the majority of the disinterested directors or in the opinion of counsel (who may be an officer of the Company or outside counsel employed by the Company), such person’s conduct was such as precludes indemnification under any such paragraph.

The Company may at its option indemnify for expenses incurred in connection with any action or proceeding in advance of its final disposition, upon receipt of a satisfactory undertaking for repayment if it be subsequently determined that the person thus indemnified is not entitled to indemnification under this Article V.”

To provide certainty and more clarification regarding the indemnification provisions of the Bylaws set forth above, MassMutual has entered into indemnification agreements with each of its directors, and with each of its officers who serve as a director of a subsidiary of MassMutual, (a “Director”). Pursuant to the Agreements, MassMutual agrees to indemnify a Director, to the extent legally permissible, against (a) all expenses, judgments, fines and settlements (“Costs”), liabilities, and penalties paid in connection with a proceeding involving the Director because he or she is a director if the Director (i) acted in good faith, (ii) reasonably believed the conduct was in the Company’s best interests; (iii) had no reasonable cause to believe the conduct was unlawful (in a criminal proceeding); and, (iv) engaged in conduct for which the Director shall not be liable under MassMutual’s Charter or By-Laws. MassMutual further agrees to indemnify a Director, to the extent permitted by law, against all Costs paid in connection with any proceeding (i) unless the Director breached a duty of loyalty, (ii) except for liability for acts or omissions not in good faith, involving intentional misconduct or a knowing violation of law, (iii) except for liability under Section 6.40 of Chapter 156D of Massachusetts Business Corporation Act (“MBCA”), or (iv) except for liability related to any transaction from which the Director derived an improper benefit. MassMutual will also indemnify a Director, to the fullest extent authorized by the MBCA, against all expenses to the extent the Director has been successful on the merits or in defense of any proceeding. If any court determines that despite an adjudication of liability to MassMutual or its subsidiary that the Director is entitled to indemnification, MassMutual will indemnify the Director to the extent permitted by law. Subject to the Director’s obligation to pay MassMutual in the event that the Director is not entitled to indemnification, MassMutual will pay the expenses of the Director prior to a final determination as to whether the Director is entitled to indemnification.

Item 29. Principal Underwriters

(a) MML Distributors, LLC (“MML Distributors”) and MML Investors Services, LLC (“MMLIS”), subsidiaries of Massachusetts Mutual Life Insurance Company, act as principal underwriters for contracts/policies that utilize registered separate accounts of Massachusetts Mutual Life Insurance Company, C.M. Life Insurance Company and MML Bay State Life Insurance Company. MMLIS serves as principal underwriter of the contracts/policies sold by its registered representatives, and MML Distributors serves as principal underwriter of the contracts/policies sold by registered representatives of other broker-dealers who have entered into distribution agreements with MML Distributors.

MML Distributors and MMLIS either jointly or individually act as principal underwriters for:

Massachusetts Mutual Variable Life Separate Account I, Massachusetts Mutual Variable Annuity Separate Account 1, Massachusetts Mutual Variable Annuity Separate Account 2, Massachusetts Mutual Variable Annuity Separate Account 3, Massachusetts Mutual Variable Annuity Separate Account 4, Panorama Separate Account, Connecticut Mutual Variable Life Separate Account I, MML Bay State Variable Life Separate Account I, MML Bay State Variable Annuity Separate Account 1, Panorama Plus Separate Account, C.M. Multi-Account A, C.M. Life Variable Life Separate Account I, Massachusetts Mutual Variable Life Separate Account II, MassMutual Premier Funds, MassMutual Select-Funds, and certain series of the MML Series Investment Fund and MML Series Investment Fund II.

(b) MML Distributors, LLC and MML Investors Services, LLC are the principal underwriters for the contracts. The following people are officers and member representatives of MML Distributors, LLC and officers and directors of MML Investors Services, LLC.

OFFICERS AND MEMBER REPRESENTATIVES MML DISTRIBUTORS, LLC

Name	Positions and Offices	Principal Business Address
Elaine A. Sarsynski	Chief Executive Officer, President and Springfield OSJ Supervisor	1295 State Street Springfield, MA 01111-0001

William F. Monroe, Jr.	Chief Financial Officer and Treasurer	1295 State Street Springfield, MA 01111-0001

Michael Fanning	Member Representative	1295 State Street Springfield, MA 01111-0001

Robert S. Rosenthal	Vice President Chief Legal Officer Secretary	1295 State Street Springfield, MA 01111-0001

Kevin LaComb	Assistant Treasurer	1295 State Street Springfield, MA 01111-0001

Edward K. Duch, III	Assistant Secretary	1295 State Street Springfield, MA 01111-0001

Jennifer Dupuis-Krause	Assistant Secretary	1295 State Street Springfield, MA 01111-0001

Barbara Upton	Assistant Vice President Chief Compliance Officer	1295 State Street Springfield, MA 01111-0001

Stephen Alibozek	Entity Contracting Officer	1295 State Street Springfield, MA 01111-0001

Kathy Rogers	Continuing Education Officer	1295 State Street Springfield, MA 01111-0001

Susan Scanlon	Vice President	1295 State Street Springfield, MA 01111-0001

Donna Watson	Cash and Trading Supervisor Assistant Treasurer	1295 State Street Springfield, MA 01111-0001

Bruce C. Frisbie	Assistant Treasurer	100 Bright Meadow Blvd. Enfield, CT 06082

Domenic Luppino	Chief Technology Officer	1295 State Street Springfield, MA 01111-0001

H. Bradford Hoffman	Chief Risk Officer	1295 State Street Springfield, MA 01111-0001

Eric Wietsma	Vice President Retirement Services Supervisor and Fund Product Distribution Officer	1295 State Street Springfield, MA 01111-0001

Melissa Millan	USIG Product/Sales Supervisor	100 Bright Meadow Blvd. Enfield, CT 06082

Charles Dana Tatro	Variable Annuity Supervisor and Variable Annuity Product Distribution Officer	100 Bright Meadow Blvd. Enfield, CT 06082

Craig Waddington Douglas Endorf	Variable Life Product Distribution Officer Executive Benefits Product Distribution Officer	100 Bright Meadow Blvd. Enfield, CT 06082 100 Bright Meadow Blvd. Enfield, CT 06082

Christine Peaslee	Assistant Secretary	1295 State Street Springfield, MA 01111-0001

Michele White	Enfield OSJ Supervisor	100 Bright Meadow Blvd. Enfield, CT 06082

Richard Zayicek	National Sales Supervisor Vice President	200 Cape Cod Way Moorseville, NC 28117

Mark Larose	Registration Manager	1295 State Street Springfield, MA 01111-0001

OFFICERS AND DIRECTORS OF MML INVESTORS SERVICES, LLC

Name	Positions and Offices	Principal Business Address
Michael Fannning	Chairman of the Board & Chief Executive Officer	*

John Vaccaro	President, Agency Field Force Supervisor, Board Member	*

William F. Monroe, Jr.	Vice President, Chief Operating Officer, Chief Financial Officer, Treasurer, and Registered Options Principal	*

Domenic Luppino	Chief Technology Officer	*

Christine Frederick	Chief Compliance Officer	*

Susan Scanlon	Deputy Chief Compliance Officer	*

James Puhala	Deputy Chief Compliance Officer	*

Mark Viviano	Co-Chief Operations Officer, Assistant Vice President, and CRIA Operations Supervisor	*

Mark Larose	Co-Chief Operations Officer and Assistant Vice President, Registration Manager, Call Center Supervisor	*

Kenneth M. Rickson	Field Risk Officer	*

Elaine Sarsynski	RS Supervisor	*

Robert S. Rosenthal	Chief Legal Officer, Vice President, Associate General Counsel and Secretary	*

Douglas Russell	Vice President	*

Wendy Benson	Assistant Vice President, Chief Privacy Officer, Business Strategy Officer	*

Matthew Verdi	Assistant Vice President and Due Diligence Supervisor	*

Mary S. Block	Vice President and Assistant Secretary	*

Edward K. Duch, III	Assistant Secretary	*

Jennifer L. Dupuis-Krause	Assistant Secretary	*

Christine Peaslee	Assistant Secretary	*

Bruce C. Frisbie	Assistant Treasurer	**

Kevin LaComb	Assistant Treasurer	*

Todd Picken	Assistant Treasurer	**

Kathy Rogers	Continuing Education Officer	*

Thomas H. Jurkowski	Agency Vice President	*

Edward Youmell	Agency Vice President	*

John McCloskey	Agency Vice President	*

Joseph Sparacio	Agency Vice President	9830 E. Granite Peak Trail Scottsdale, AZ 85262

Michael St. Clair	Agency Vice President	*

Richard Zayicek	National Sales Supervisor	*

Richard Bourgeois	Vice President	*

Francine Reipold	Vice President	*

John Rogan	Vice President	*

Jeffrey Sajdak	Vice President	*

Anthony Frogameni	Assistant Vice President	*

Elaine Gruet	Assistant Vice President and Sales and Product Supervisor	*

Michael Rollings	Board Member	*

Melissa Millan	Variable Life Supervisor	**

Craig Waddington	Variable Life Product Distribution Officer	**

Charles Dana Tatro	Variable Annuity Product Distribution Officer Variable Annuity Supervisor	**

Michele White	Insurance Operations Supervisor	**

Douglas Endorf	Executive Benefits Supervisor Executive Benefits Product Distribution Officer	**

*	1295 State Street, Springfield, MA 01111-0001
**	100 Bright Meadow Boulevard, Enfield, CT 06082-1981

(c) For information about all commissions and other compensation received by each principal underwriter, directly or indirectly, from the Registrant during the Registrant’s last fiscal year, refer to the “Distribution” section of the Statement of Additional Information.

Item 30. Location of Accounts and Records

All accounts, books, or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the Registrant at 100 Bright Meadow Boulevard, Enfield, CT 06082 and 1295 State Street, Springfield, MA 01111.

Item 31. Management Services

Not Applicable.

Item 32. Undertakings

(a) Registrant hereby undertakes to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than sixteen (16) months old for so long as payment under the variable annuity contracts may be accepted.

(b) Registrant hereby undertakes to include either (1) as part of any application to purchase a contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

(c) Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statement required to be made available under this Form promptly upon written or oral request.

(d) Massachusetts Mutual Life Insurance Company hereby represents that the fees and charges deducted under the individual or group deferred variable annuity contract described in this Registration Statement in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Massachusetts Mutual Life Insurance Company.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Massachusetts Mutual Variable Annuity Separate Account 4, certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Post-Effective Amendment No. 11 to Registration Statement No. 333-73406 pursuant to Rule 485(b) under the Securities Act of 1933 and has caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, all in the city of Springfield and the Commonwealth of Massachusetts, on April 23, 2012.

MASSACHUSETTS MUTUAL VARIABLE ANNUITY SEPARATE ACCOUNT 4 (Registrant)

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY (Depositor)

By:	ROGER W. CRANDALL*
Roger W. Crandall President and Chief Executive Officer (principal executive officer) Massachusetts Mutual Life Insurance Company

As required by the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

ROGER W. CRANDALL*	Director and Chief Executive Officer (principal executive officer)	April 23, 2012
Roger W. Crandall

MICHAEL T. ROLLINGS* Michael T. Rollings	Chief Financial Officer (principal financial officer)	April 23, 2012

GREGORY DEAVENS* Gregory Deavens	Controller (principal accounting officer)	April 23, 2012

THOMAS C. BARRY* Thomas C. Barry	Director	April 23, 2012

CRISTÓBAL I. CONDE* Cristóbal I. Conde	Director	April 23, 2012

KATHLEEN A. CORBET* Kathleen A. Corbet	Director	April 23, 2012

JAMES H. DEGRAFFENREIDT, JR.* James H. DeGraffenreidt, Jr.	Director	April 23, 2012

PATRICIA DIAZ DENNIS* Patricia Diaz Dennis	Director	April 23, 2012

ROBERT ESSNER* Robert Essner	Director	April 23, 2012

ROBERT M. FUREK* Robert M. Furek	Director	April 23, 2012

RAYMOND W. LEBOEUF* Raymond W. LeBoeuf	Director	April 23, 2012

CATHY E. MINEHAN*	Director	April 23, 2012
Cathy E. Minehan

MARC RACICOT* Marc Racicot	Director	April 23, 2012

WILLIAM T. SPITZ* William T. Spitz	Director	April 23, 2012

H. TODD STITZER* H. Todd Stitzer	Director	April 23, 2012

/S/ JOHN E. DEITELBAUM		April 23, 2012
John E. Deitelbaum
*As Attorney-in-Fact Pursuant to Power of Attorney

INDEX TO EXHIBITS

Exhibit 10(i)	Consent of Independent Registered Public Accounting Firm, KPMG LLP